                                  EV CLASSIC
                               MUNICIPAL FUNDS
-------------------------------------------------------------------------------
EV CLASSIC CALIFORNIA MUNICIPALS FUND    EV CLASSIC NEW YORK MUNICIPALS FUND
EV CLASSIC FLORIDA MUNICIPALS FUND       EV CLASSIC RHODE ISLAND MUNICIPALS FUND

THE EV CLASSIC MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THE STATE TAXES DESCRIBED UNDER "THE FUNDS' INVESTMENT OBJECTIVES" IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated February 1, 1996 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.
-------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
   PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

                                                       PAGE                                                                   PAGE
Shareholder and Fund Expenses .........................   2     How to Redeem Fund Shares ....................................  15
The Funds' Financial Highlights .......................   4     Reports to Shareholders ......................................  16
The Funds' Investment Objectives ......................   5     The Lifetime Investing Account/Distribution  Options .........  16
How the Funds and the Portfolios Invest their Assets ..   5     The Eaton Vance Exchange Privilege ...........................  17
Organization of the Funds and the Portfolios ..........   9     Eaton Vance Shareholder Services .............................  18
Management of the Funds and the Portfolios ............  10     Distributions and Taxes ......................................  18
Distribution Plans ....................................  12     Performance Information ......................................  19
Valuing Fund Shares ...................................  13     Appendix -- State Specific Information .......................  20
How to Buy Fund Shares ................................  14
----------------------------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED FEBRUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
-------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  -----------------------------------------------------------------------------
  Sales Charges Imposed on Purchases of Shares                            None
  Sales Charges Imposed on Reinvested Distributions                       None
  Fees to Exchange Shares                                                 None
  Contingent Deferred Sales Charge Imposed on Redemption During
    the First Year (as a percentage of redemption proceeds
    exclusive of all reinvestments and capital appreciation in
    the account)                                                          1.00%

        ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a
        percentage of average daily net assets)
        ---------------------------------------------------------------------------------------------------------------
                                                                  CALIFORNIA     FLORIDA       NEW YORK    RHODE ISLAND
                                                                     FUND          FUND          FUND          FUND
        ---------------------------------------------------------------------------------------------------------------
        Investment Adviser Fee (after any applicable fee
          reduction)                                                 0.50%         0.47%         0.47%         0.12%
        Rule 12b-1 Distribution (and Service) Fees                   1.00          0.95          0.95          0.95
        Other Expenses (after expense reduction)                     0.17          0.17          0.15          0.22
                                                                     ----          ----          ----          ----
          Total Operating Expenses (after reduction)                 1.67%         1.59%         1.57%         1.29%
                                                                     ====          ====          ====          ====

        EXAMPLE
        -------------------------------------------------------------------------------------------------------
        An investor would pay the following expenses (including a contingent deferred sales charge in the case of redemption during the first year after purchase) on a $1,000 investment, assuming (a) 5% annual return and
        (b) redemption at the end of each period:
                                                                  CALIFORNIA     FLORIDA       NEW YORK    RHODE ISLAND
                                                                     FUND          FUND          FUND          FUND
        ---------------------------------------------------------------------------------------------------------------
         1 Year                                                      $ 27          $ 26          $ 26          $ 23
         3 Years                                                       53            50            50            41
         5 Years                                                       91            87            86            71
        10 Years                                                      198           189           187           156

        An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b)
        no redemptions:

         1 Year                                                      $ 17          $ 16          $ 16          $ 13
         3 Years                                                       53            50            50            41
         5 Years                                                       91            87            86            71
        10 Years                                                      198           189           187           156

NOTES:
The table and Example summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year. Absent a fee reduction (in the case of the Investment Adviser Fee) and/ or an expense allocation (in the case of Other Expenses) expenses of the following Funds would have been the following percentage of average daily net assets: California Fund Other Expenses would have been 1.57% and Total Operating Expenses would have been 3.07%; Florida Fund Other Expenses would have been 0.57% and Total Operating Expenses would have been 1.99%; New York Fund Other Expenses would have been 0.59% and Total Operating Expenses would have been 2.01%; and Rhode Island Fund Investment Adviser Fee and Other Expenses would have been 0.25% and 0.83%, respectively and Total Operating Expenses would have been 2.03%.

Each Fund invests exclusively in its corresponding Portfolio. The Trustees believe the aggregate per share expenses of a Fund and its corresponding Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the type of securities being held by its corresponding Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds' Financial Highlights", "Organization of the Funds and the Portfolios", "Management of the Funds and the Portfolios" and "How to Redeem Fund Shares". A long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plans."


No contingent deferred sales charge is imposed on (a) shares purchased more than one year prior to redemption, (b) shares acquired through the reinvestment of dividends and distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."


Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 11.


Other investment companies with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements included in the Funds' annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------


                                                                     YEAR ENDED SEPTEMBER 30,
                                -------------------------------------------------------------------------------------------------
                                         CALIFORNIA FUND              FLORIDA FUND         NEW YORK FUND       RHODE ISLAND FUND
                                -------------------------------  --------------------  --------------------  --------------------
                                                      MARCH 31,
                                    1995       1994*     1994*       1995      1994*      1995       1994*      1995       1994*
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, beginning of
  year                            $ 9.080    $ 9.340    $10.000    $ 8.970    $10.000    $ 9.060    $10.000    $ 8.890    $10.000
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income           $ 0.460    $ 0.227    $ 0.140    $ 0.444    $ 0.351    $ 0.454    $ 0.344    $ 0.442    $ 0.347
  Net realized and unrealized
    gain (loss) on investments      0.267     (0.224)    (0.635)     0.399     (0.967)     0.372     (0.869)     0.331     (1.046)
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------

    Total income (loss) from
      operations                  $ 0.727    $ 0.003    $(0.495)   $ 0.843    $(0.616)   $ 0.826    $(0.525)   $ 0.773    $(0.699)
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------

LESS DISTRIBUTIONS:
  From net investment income      $(0.460)   $(0.227)   $(0.140)   $(0.444)   $(0.351)   $(0.454)   $(0.344)   $(0.442)   $(0.347)
  In excess of net investment
    income(3)                      (0.010)    (0.036)    (0.025)    (0.019)    (0.063)    (0.012)    (0.071)    (0.011)    (0.064)
  In excess of net realized
    gain on investments(3)         (0.017)      --         --         --         --         --         --         --         --
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------

    Total distributions           $(0.487)   $(0.263)   $(0.165)   $(0.463)   $(0.414)   $(0.466)   $(0.415)   $(0.453)   $(0.411)
                                  -------    -------    -------    -------    -------    -------    -------    -------    -------

NET ASSET VALUE, end of year      $ 9.320    $ 9.080    $ 9.340    $ 9.350    $ 8.970    $ 9.420    $ 9.060    $ 9.210    $ 8.890
                                  =======    =======    =======    =======    =======    =======    =======    =======    =======

TOTAL RETURN(1)                     8.32%      0.03%     (5.16)%     9.72%     (6.36)%     9.45%     (5.45)%     9.00%     (7.29)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000
    omitted)                      $ 2,761    $ 2,893    $ 2,095    $ 5,261    $ 8,063    $ 5,449    $ 5,137    $ 3,034    $ 3,919
  Ratio of net expenses to
    average daily net assets(2)     1.67%      1.73%+     1.64%+     1.59%      1.63%+     1.57%      1.64%+     1.29%      1.23%+
  Ratio of net investment
    income to average daily
    net assets                      5.11%      4.89%+     4.17%+     4.99%      4.51%+     4.96%      4.41%+     5.00%      4.50%+

**For the periods indicated, the operating expenses of the Funds and the Portfolios reflect an allocation of expenses to the Investment Adviser and/ or Administrator. Had such actions not been taken, net investment income per share and the ratios would have been:

NET INVESTMENT INCOME PER
  SHARE                           $ 0.335    $ 0.120    $ 0.123    $ 0.408    $ 0.331    $ 0.414    $ 0.293    $ 0.377    $ 0.299
                                  =======    =======    =======    =======    =======    =======    =======    =======    =======

RATIOS (As a percentage of
  average daily net assets):
  Expenses(2)                       3.07%      4.03%+     2.15%+     1.99%      1.88%+     2.01%      2.29%+     2.03%      1.85%+
  Net investment income             3.71%      2.59%+     3.66%+     4.59%      4.26%+     4.52%      3.76%+     4.26%      3.88%+

Footnotes:

  *For the California Fund, the Financial Highlights are for the period from the start of business, December 3, 1993 to March 31,
   1994 and for the six months ended September 30, 1994 and for the Florida, New York and Rhode Island Funds, the Financial
   Highlights are for the period from the start of business, December 3, 1993, December 6, 1993 and December 7, 1993, respectively, to September 30, 1994.

  +Annualized.

(1)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

(2)Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3)During the year ended September 30, 1993 (March 31, 1994 for the California Fund), the Fund adopted Statement of Position (SOP)
   93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital
   Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.


THE FUNDS' INVESTMENT OBJECTIVES
------------------------------------------------------------------------------
The investment objective of each Fund is set forth below. Each Fund seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio") which invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.

EV CLASSIC CALIFORNIA MUNICIPALS FUND (the "California Fund") seeks to provide current income exempt from regular federal income tax and California State personal income taxes. The California Fund seeks to meet its objective by investing its assets in the California Municipals Portfolio (the "California Portfolio").

EV CLASSIC FLORIDA MUNICIPALS FUND (the "Florida Fund") seeks to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Florida Fund seeks to meet its objective by investing its assets in the Florida Municipals Portfolio (the "Florida Portfolio").


EV CLASSIC NEW YORK MUNICIPALS FUND (the "New York Fund") seeks to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The New York Fund seeks to meet its objective by investing its assets in the New York Municipals Portfolio (the "New York Portfolio").

EV CLASSIC RHODE ISLAND MUNICIPALS FUND (the "Rhode Island Fund") seeks to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Rhode Island Fund seeks to meet its objective by investing in the Rhode Island Municipals Portfolio (the "Rhode Island Portfolio").

HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS
------------------------------------------------------------------------------
EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPALS OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, which may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

At least 75% of the net assets of the California Portfolio and Florida Portfolio, at least 70% of the net assets of the New York Portfolio, and at least 80% of the net assets of the Rhode Island Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below BBB or Baa are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.


MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.


Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1995, the Portfolios had invested in such obligations as follows (as a percentage of net assets): California Portfolio (18.0%); Florida Portfolio (18.9%); New York Portfolio (4.82%); and Rhode Island Portfolio (19.1%). At September 30, 1995, the Portfolios limited their investment in obligations subject to the AMT to not more than 20% of net assets. The Portfolios are no longer subject to such limitation. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely affected by economic developments and by legislation and other governmental activities in that State. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of some of the economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. As "non-diversified" investment companies, each Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.


OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. The futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.


ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.

The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.


At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.

Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN A FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.


ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Funds) it is known as a "series company." Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.


EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in a Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in its corresponding Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimis amount of cash). Therefore, a Fund's interest in the securities owned by its corresponding Portfolio is indirect. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolios, see "The Funds' Investment Objectives" and "How the Funds and the Portfolios Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, and affords the potential for economies of scale for each Fund, at least when the assets of its corresponding Portfolio exceed $500 million.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. The investment objective and the nonfundamental investment policies of each Fund and Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of that Fund or the investors in that Portfolio, as the case may be. Any such change of an investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of a Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.

Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110,
(617) 482-8260. Smaller investors in a Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

Until 1992, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Funds may be subject to additional regulations than historically structured funds.

Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of a Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolios as partnerships for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of each Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between a Fund and its corresponding Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of each of the Trust and the Portfolios, see the Statement of Additional Information.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.


MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs and furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of


    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below. Categories (1) and (2) below do not apply to the California Portfolio and Category (3) is for daily net assets of the California Portfolio of up to $500 million.


                                                        ANNUAL       DAILY
  CATEGORY   DAILY NET ASSETS                           ASSET RATE   INCOME RATE
  ----------------------------------------------------------------------------
  1          up to $20 million                          0.100%       1.00%
  2          $20 million but less than $40 million      0.200%       2.00%
  3          $40 million but less than $500 million     0.300%       3.00%
  4          $500 million but less than $1 billion      0.275%       2.75%
  5          $1 billion but less than $1.5 billion      0.250%       2.50%
  6          $1.5 billion but less than $2 billion      0.225%       2.25%
  7          $2 billion but less than $3 billion        0.200%       2.00%
  8          $3 billion and over                        0.175%       1.75%

Each Portfolio paid (or, absent a fee reduction, would have paid) advisory fees for the fiscal year ended September 30, 1995 equivalent to the annualized percentage of average daily net assets stated below.


                                            NET ASSETS AS OF
  PORTFOLIO                                 SEPTEMBER 30, 1995      ADVISORY FEE
  ------------------------------------------------------------------------------
  California .............................  $410,670,138            0.50%
  Florida ................................   712,203,136            0.47%
  New York ...............................   652,736,309            0.47%
  Rhode Island ...........................    42,905,967            0.25%(1)

(1) To enhance the net income of the Rhode Island Portfolio, BMR made a reduction of its advisory fee in the amount of $50,721.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.


Nicole Anderes has acted as the portfolio manager of the New York and Rhode Island Portfolios since they commenced operations. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).


Cynthia J. Clemson has acted as the portfolio manager of the California Portfolio since February 1, 1996. She has been a Vice President of Eaton Vance and BMR since 1993 and an employee of Eaton Vance since 1985.

Thomas J. Fetter has acted as the portfolio manager of the Florida Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1987 and of BMR since inception.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.


The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.


DISTRIBUTION PLANS
--------------------------------------------------------------------------------
EACH FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (A "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940
(THE "1940 ACT"). Rule 12b-1 permits a mutual fund, such as a Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. Each Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). Each Fund's Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plans. Each Fund's Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) a Fund will pay the Principal Underwriter amounts representing
(i) sales commissions equal to 6.25% of the amount received by a Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently pays monthly sales commissions to a financial service firm (an "Authorized Firm") in amounts anticipated to be equivalent to .75%, annualized, of the assets maintained in a Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .80% (.75% in the case of the California Fund) of the purchase price of the shares sold by such Firm, and
(b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. The Plan is designed to permit an investor to purchase Fund shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection with the sale of Fund shares.


THE NASD RULE REQUIRES EACH FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, a Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. Each Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under a Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under a Fund's Plan if at any point in time the aggregate amounts of all payments made to the Principal Underwriter pursuant to a Fund's Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of a Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under each Fund's Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.


During the fiscal year ended September 30, 1995, each Fund paid or accrued sales commissions under its Plan equivalent to .75% (annualized) of such Fund's average daily net assets. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter on such day calculated under each Fund's Plan amounted to approximately $331,000 (equivalent to 12.0% of net assets on such day) in the case of the California Fund, $713,000 (equivalent to 13.6% of net assets on such day) in the case of the Florida Fund, $467,000 (equivalent to 8.6% of net assets on such day) in the case of the New York Fund, and $340,000 (equivalent to 11.2% of net assets on such day) in the case of the Rhode Island Fund.

EACH PLAN ALSO AUTHORIZES A FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of each Fund's Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed .20% (.25% for the California
Fund) of the Fund's average daily net assets for each fiscal year. The Fund accrues the service fee daily at the rate of 1/365 of .20% (.25% for the California Fund) of the Fund's net assets. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently makes monthly service fee payments to an Authorized Firm in amounts anticipated to be equivalent to
 .20% (.25% for the California Fund), annualized, of the assets maintained in a Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .20% (.25% for the California
Fund) of the purchase price of the shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .20% (.25% for the California Fund) of the value of shares sold by such Firm and remaining outstanding for at least one year. Each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. As permitted by the NASD Rule, all service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by a Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. For the fiscal year ended September 30, 1995, each Fund paid or accrued service fees under its Plan equivalent to 0.20% (annualized) (0.25% (annualized) for the California Fund) of such Fund's average daily net assets for such period.


The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

Each Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Funds' management intends to consider all relevant factors, including without limitation the size of a Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares and the amount of Uncovered Distribution Charges of the Principal Underwriter. Each Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, no Fund is contractually obligated to continue its Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
------------------------------------------------------------------------------
EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of a Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold. An Authorized Firm may charge its customers a fee in connnection with transactions executed by that Firm.

An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Classic [State name] Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Classic [State name] Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the applicable Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.


Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares purchased on or after January 30, 1995 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge equal to 1% of the net asset value of redeemed shares. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than one year prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value in the other shares in the account (namely those purchased within the year preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis.

In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or (3) as part of a minimum required distribution from other tax-sheltered retirement plans. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plans."

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUNDS' TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA, 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of each Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in States where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Shares of the other funds in the Eaton Vance Classic Group of Funds (and shares of Eaton Vance Money Market Fund acquired as a result of an exchange from an EV Classic fund) may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF A FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by a Fund (or by the Fund's Transfer Agent). To the extent that any shares of a Fund are sold at a loss and the proceeds are reinvested in shares of a Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the twenty-second day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Each Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, EACH FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS PARTNERSHIPS UNDER THE CODE, THE PORTFOLIOS DO NOT PAY FEDERAL INCOME OR EXCISE TAXES.


Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund. Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult their own tax advisers with respect to the State, local and foreign tax consequences of investing in a Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, EACH FUND MAY ADVERTISE THE YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. Each Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge at the end of the period. Each Fund may publish annual and cumulative total return figures from time to time. Each Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.


Each Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period. If the expenses of a Fund or its corresponding Portfolio are paid by Eaton Vance, the Fund's performance will be higher.

                                                                      APPENDIX
STATE SPECIFIC INFORMATION

Because each Portfolio will normally invest at least 65% of its assets in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.

The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.


CALIFORNIA. California experienced severe economic and fiscal stress over the 1991-95 period. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. Unemployment was 8.8% in November 1995, compared to 7.7% in November 1994.

The weak economy seriously undermined the government's ability to accurately estimate tax revenues and increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants strained the State's welfare and health care systems. The result of these various problems was a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to an estimated 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a State.

The $2 billion budget deficit built up during the 1991 and 1992 fiscal years and was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. Growth in the State's employment base and attendant revenue growth, led to a current year surplus for fiscal year 1995. If fiscal year 1996 ends near budgeted levels, the accumulated budget deficit will be eliminated.

On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the federal aid. The Governor had proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but the proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.


On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

In early June 1995, the County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait one-year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs. On June 27, 1995 the voters in Orange County rejected a proposed one half cent increase in the sales tax, the revenues from which would have been used to help the County emerge from bankruptcy. The failure of this measure increases the likelihood that the County will default on some of their obligations and, more broadly, could have a negative impact on the perceived credit quality of municipal obligations throughout California. Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

As a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A1 by Moody's, from A+ to A by S&P, and from AA to A by Fitch.

CALIFORNIA TAXES. California law provides that dividends paid by the California Fund and designated by the California Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from regular federal income tax and California State personal income taxes, provided that at least 50% of the assets of the California Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains under the California personal income tax.


FLORIDA. Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. The lack of an income tax on individuals exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner. The General Fund budget for 1994-95 includes revenues of $14.6 billion and expenditures of $14.3 billion. Due to lower than expected revenue collections, revenue estimates have been reduced by 1.1% for 1994-95. Unencumbered reserves are projected to be $252.6 million, or 1.8% of expenditures for fiscal year 1995. The state's general revenue fund budget for fiscal year 1995-96 is estimated to include revenues of $15.0 billion (a 2.7% increase over fiscal year 1994-
95) and expenditures of $14.8 billion (a 3.5% increase over fiscal year 1994-
95). Unemployment in the State for November, 1995 was 5.3%, compared to the national unemployment rate of 5.6%.

In 1993, the Florida constitution was amended to limit the annual growth in the assessed valuation of residential property, which, over time, could constrain growth in property taxes, a major source of revenue for local governments. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.


General obligations of Florida are rated Aa, AA and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.


FLORIDA TAXES. The Florida Department of Revenue has issued a ruling that shareholders of the Florida Fund that are subject to the Florida intangibles tax will not be required to include the value of their Florida Fund shares in their taxable intangible property if all of the Florida Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. Government obligations. The Florida Portfolio will normally attempt to invest substantially all of its assets in tax-exempt obligations of Florida, the United States, the Territories or political subdivisions of the United States or Florida ("Florida obligations"), and it will ensure that all of its assets held on the annual assessment date are exempt from the Florida intanglibles tax. Accordingly the value of the Florida Fund shares held by a shareholder should under normal circumstances be exempt from the Florida intangibles tax.

NEW YORK. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. However, as the result of a recession ending in the first quarter of 1993, 560,000 jobs were lost statewide (equal to 6.7% of the peak employment figure for 1989). Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy expanded modestly during 1995, growing at a rate slower than the nation as a whole, and is expected to slow gradually during 1996. In the 1992-1993 fiscal year, however, the State began the process of financial reform. The State Financial Plans for the 1992-1993, 1993-1994 and 1994-1995 fiscal years produced positive fund balances at the end of all three fiscal years. The State, however, completed its 1994-1995 fiscal year with a General Fund operating deficit of $1.426 billion primarily due to the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year.

The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State. In some cases, the State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

Like the State, New York City has experienced financial difficulties in recent years and currently continues to experience such difficulties owing, in part, to lower than anticipated revenues. Because New York City taxes comprise approximately 40% of the State's tax base, the City's difficulties adversely affect the State.

In June, 1995, the Governor approved the 1995-1996 budget, which included adoption of a three-year 20% reduction in the State's personal income tax. In combination with business tax reductions enacted in 1994, State taxes will be reduced by $5.5 billion by the 1997-1998 fiscal year. The 1995-1996 State Financial Plan, based on the enacted 1995-1996 budget, includes gap-closing actions to offset a projected budget gap of $5 billion, the largest in the State's history.

The Governor has submitted his 1996-1997 budget proposal earlier than required by State law, hoping the State legislature will approve it prior to the beginning of the fiscal year. The Governor's proposed 1996-1997 budget identifies a potential budget gap of approximately $3.9 billion and includes a gap-closing program to eliminate such gap. There can be no assurances that the Governor's budget proposals will be adopted, or the gap-closing program can be implemented, as proposed.

New York's general obligations are rated A, A- and A+ by Moody's, S&P and Fitch, respectively. S&P currently assesses the rating outlook for New York obligations as positive. New York City obligations are rated Baa1, BBB+ and A- by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service.

NEW YORK TAXES. In the opinion of Brown & Wood, under New York law, for individuals subject to the New York State or New York City personal income tax, dividends paid by the New York Fund are exempt from New York State and New York City income tax for individuals who reside in New York to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the govenments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax. Individuals subject to income taxation by states other than New York will realize a lower after-tax return than individuals subject to tax by New York State since the dividends distributed by the New York Fund generally will not be exempt, to any significant degree, from income taxation by such other states. Interest on indebtedness incurred or continued to purchase or carry New York Fund shares is not deductible for New York personal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the New York Fund should consult their tax advisors before purchasing New York Fund shares.

RHODE ISLAND. In 1994, the State recorded a $5.2 million operating deficit, drawing down the undesignated general fund balance to $3.5 million. The fiscal year 1994 budget excluded nearly all gasoline tax revenues and transportation expenditures, which will now be recorded in a new dedicated surface transportation fund. The 1995 budget includes budgeted reserves of $46.5 million (equal to 3% of fiscal 1995 expenditures).

In January, 1991, the collapse of the Rhode Island Share and Deposit Indemnity Corporation precipitated the closure of 45 financial institutions with a total deposit liability of approximately $1.7 billion. In response, the State created the Rhode Island Depositors Economic Protection Corporation, a public corporation, ("DEPCO"), to assist in the resolution of the resulting banking crisis. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to depositors through the reopening, sale or liquidation of the closed institutions. As of June, 1994, DEPCO had outstanding debt totalling approximately $494.2 million, the proceeds of which were used to facilitate the sale of certain institutions and the payout of frozen deposits. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million.

The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A-1 by Moody's and AA- with a stable outlook from S&P. General obligations of Rhode Island are rated AA-, A-1 and AA-, by S&P, Moody's and Fitch, respectively.


RHODE ISLAND TAXES. The Rhode Island Fund obtained an opinion from Hinckley, Allen & Snyder, special tax counsel to the Rhode Island Fund, that under Rhode Island law, dividends paid by the Rhode Island Fund are exempt from Rhode Island state income tax for individuals who reside in Rhode Island to the extent such dividends are excluded from gross income for Federal income tax purposes and are derived from interest payments on obligations of Rhode Island, its political subdivisions, the Territories or the United States ("Rhode Island obligations"). Other distibutions from the Rhode Island Fund, including distributions from capital gains, are generally not exempt from Rhode Island state personal income tax.


PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for November, 1995 was approximately 13.4%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The federal budget proposals currently being considered by the U.S. Congress include the elimination of Section 936, a federal tax credit program credited with encouraging economic development in Puerto Rico. The fate of Section 936 cannot be determined at this time. There can be no assurance that the elimination of the credit available under Section 936 will not have a negative impact on Puerto Rico's economy and the credit quality (and value) of Puerto Rican bonds.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a stable outlook on Puerto Rico on April 26, 1994.

[LOGO]
EATON VANCE
-----------------
     Mutual Funds
                       EV CLASSIC MUNICIPAL FUNDS
-------------------------------------------------------------------------------
                       PROSPECTUS
                       FEBRUARY 1, 1996


                       EV CLASSIC CALIFORNIA MUNICIPALS FUND
                       EV CLASSIC FLORIDA MUNICIPALS FUND
                       EV CLASSIC NEW YORK MUNICIPALS FUND
                       EV CLASSIC RHODE ISLAND MUNICIPALS FUND






EV CLASSIC
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 0211

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 0211

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 0211
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                       C-TFC2/1P

                                 EV MARATHON
                               MUNICIPAL FUNDS
------------------------------------------------------------------------------

  EV MARATHON CALIFORNIA MUNICIPALS FUND           EV MARATHON NEW YORK MUNICIPALS FUND
  EV MARATHON FLORIDA MUNICIPALS FUND              EV MARATHON OHIO MUNICIPALS FUND
  EV MARATHON MASSACHUSETTS MUNICIPALS FUND        EV MARATHON RHODE ISLAND MUNICIPALS FUND
  EV MARATHON MISSISSIPPI MUNICIPALS FUND          EV MARATHON WEST VIRGINIA MUNICIPALS FUND

THE EV MARATHON MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THE STATE TAXES DESCRIBED UNDER "THE FUNDS" INVESTMENT OBJECTIVES" IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated February 1, 1996 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

                                                       PAGE                                                               PAGE
Shareholder and Fund Expenses .........................   2      How to Redeem Fund Shares ...............................  20
The Funds' Financial Highlights .......................   4      Reports to Shareholders .................................  22
The Funds' Investment Objectives ......................  10      The Lifetime Investing Account/Distribution Options .....  22
How the Funds and the Portfolios Invest their Assets ..  10      The Eaton Vance Exchange Privilege ......................  23
Organization of the Funds and the Portfolios ..........  14      Eaton Vance Shareholder Services ........................  24
Management of the Funds and the Portfolios ............  16      Distributions and Taxes .................................  24
Distribution Plans ....................................  17      Performance Information .................................  25
Valuing Fund Shares ...................................  19      Appendix -- State Specific Information ..................  26
How to Buy Fund Shares ................................  19

-------------------------------------------------------------------------------
                      PROSPECTUS DATED FEBRUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES

---------------------------------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  -------------------------------------------------------------------------------------------------------
  Sales Charges Imposed on Purchases of Shares                                                     None
  Sales Charges Imposed on Reinvested Distributions                                                None
  Fees to Exchange Shares                                                                          None
  Range of Declining Contingent Deferred Sales Charges Imposed on Redemption during the First Seven Years (as a percentage of redemption proceeds exclusive of all
    reinvestments and capital appreciation in the account)                                     5.00%-0%

        ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
        ---------------------------------------------------------------------------------------------------------
                                                     CALIFORNIA       FLORIDA          MASSACHUSETTS    MISSISSIPPI
                                                     FUND             FUND             FUND             FUND
        ---------------------------------------------------------------------------------------------------------

  Investment Adviser Fee (after any applicable fee
    reduction)                                       0.50%            0.47%            0.46%            0.10%
  Rule 12b-1 Distribution (and Service) Fees         0.94             0.89             0.89             0.87
  Other Expenses (after expense reduction)           0.21             0.18             0.23             0.39
                                                     ----             ----             ----             ----
      Total Operating Expenses (after reduction)     1.65%            1.54%            1.58%            1.36%
                                                     ====             ====             ====             ====


        EXAMPLE
        ---------------------------------------------------------------------------------------------------------
        An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b)
        redemption at the end of each period:
                                                     CALIFORNIA       FLORIDA          MASSACHUSETTS    MISSISSIPPI
                                                     FUND             FUND             FUND             FUND
        -----------------------------------------------------------------------------------------------------------

        1 Year                                       $ 67             $ 66             $ 66             $ 64
        3 Years                                        92               89               90               83
        5 Years                                       110              104              106               94
       10 Years                                       195              183              188              164

        An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

        1 Year                                       $ 17             $ 16             $ 16             $ 14
        3 Years                                        52               49               50               43
        5 Years                                        90               84               86               74
       10 Years                                       195              183              188              164

-------------------------------------------------------------------------------

        ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
        -------------------------------------------------------------------------------------------------------------
                                                     NEW YORK         OHIO             RHODE ISLAND     WEST VIRGINIA
                                                     FUND             FUND             FUND             FUND
        -------------------------------------------------------------------------------------------------------------
        Investment Adviser Fee (after any
          applicable fee reduction)                  0.47%            0.46%            0.12%            0.16%
        Rule 12b-1 Distribution (and Service)
          Fees                                       0.90             0.90             0.85             0.89
       Other Expenses (after expense reduction)      0.18             0.23             0.36             0.35
                                                     ----             ----             ----             ----
         Total Operating Expenses
          (after reduction)                          1.55%            1.59%            1.33%            1.40%
                                                     ====             ====             ====             ====
        EXAMPLE

        -------------------------------------------------------------------------------------------------------------
        An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b)
        redemption at the end of each period:

                                                     NEW YORK         OHIO             RHODE ISLAND     WEST VIRGINIA
                                                     FUND             FUND             FUND             FUND
        -------------------------------------------------------------------------------------------------------------

         1 Year                                      $ 66             $ 66             $ 64             $ 64
         3 Years                                       89               90               82               84
         5 Years                                      104              107               93               97
        10 Years                                      185              189              160              168


        An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:


         1 Year                                      $ 16             $ 16             $ 14             $ 14
         3 Years                                       49               50               42               44
         5 Years                                       84               87               73               77
        10 Years                                      185              189              160              168

NOTES:
The tables and Examples summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year. Absent a fee reduction, the following Funds would have paid the following expenses (as a percentage of average daily net assets): Mississippi Fund Investment Adviser Fee and Total Operating Expenses would have been 0.22% and 1.49%, respectively; Rhode Island Fund Investment Adviser Fee and Total Operating Expenses would have been 0.25% and 1.59%, respectively; and West Virginia Fund Investment Adviser Fee and Total Operating Expenses would have been 0.24% and 1.48%, respectively. Each Fund invests exclusively in its corresponding Portfolio. The Trustees believe the aggregate per share expenses of a Fund and its corresponding Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the type of securities being held by its corresponding Portfolio. The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds" Financial Highlights", "Organization of the Funds and the Portfolios", "Management of the Funds and the Portfolios" and "How to Redeem Fund Shares". A long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plans." No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of dividends and distributions and (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege". Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 16. Other investment companies with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements included in the Funds' annual report to shareholders, which is incorporated by reference into the Statement of Additional Information in reliance upon reports of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                        CALIFORNIA FUND
                           ---------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED
                           ---------------------------------------------------------------------------------------------------------
                               SEPTEMBER 30,                   MARCH 31,                               SEPTEMBER 30,
                           ----------------------  ----------------------------------  ---------------------------------------------
                              1995       1994++      1994         1993       1992**      1991        1990        1989        1988
                            -------     -------     -------     -------     -------     -------     -------     -------     -------
NET ASSET VALUE,
 beginning of year          $ 9.290     $ 9.560     $10.200     $ 9.850     $10.000     $ 9.570     $ 9.880     $ 9.810     $ 9.490
                            -------     -------     -------     -------     -------     -------     -------     -------     -------
INCOME (LOSS) FROM
 OPERATIONS:
  Net investment income     $ 0.475     $ 0.240     $ 0.480     $ 0.509     $ 0.264     $ 0.533     $ 0.558     $ 0.580     $ 0.590
  Net realized and
    unrealized gain
    (loss) on investments     0.253      (0.234)     (0.395)      0.524      (0.100)      0.544      (0.203)      0.166       0.417
                            -------     -------     -------     -------     -------     -------     -------     -------     -------
    Total income (loss)
      from operations       $ 0.728     $ 0.006     $ 0.085     $ 1.033     $ 0.164     $ 1.077     $ 0.355     $ 0.746     $ 1.007
                            -------     -------     -------     -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment
    income                  $(0.475)    $(0.240)    $(0.480)    $(0.509)    $(0.264)    $(0.533)    $(0.558)    $(0.580)    $(0.590)
  In excess of net
    investment income(4)     (0.016)     (0.036)     (0.092)     (0.115)     (0.050)     (0.114)     (0.107)     (0.096)     (0.097)
  From net realized gain
    on investment
    transactions               --          --        (0.153)     (0.059)       --          --          --          --          --
  In excess of net
    realized gain on
    investment
    transactions(4)          (0.117)       --          --          --          --          --          --          --          --
                            -------     -------     -------     -------     -------     -------     -------     -------     -------
    Total distributions     $(0.608)    $(0.276)    $(0.725)    $(0.683)    $(0.314)    $(0.647)    $(0.665)    $(0.676)    $(0.687)
                            -------     -------     -------     -------     -------     -------     -------     -------     -------

NET ASSET VALUE, end of
  year                      $ 9.410     $ 9.290     $ 9.560     $10.200     $ 9.850     $10.000     $ 9.570     $ 9.880     $ 9.810
                            =======     =======     =======     =======     =======     =======     =======     =======     =======
TOTAL RETURN(1)               8.30%       0.06%       0.55%      10.82%       3.29%      11.59%       3.63%       7.80%      10.95%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000 omitted)          $401,742    $439,591    $463,414    $438,938    $362,597    $353,990    $281,723    $260,306    $206,741
  Ratio of net expenses
    to average daily net
    assets(2)                 1.65%       1.63%+      1.67%       1.84%       1.87%+      1.90%       1.95%       1.97%       1.97%
  Ratio of net investment
    income to average
    daily net assets          5.19%       5.06%+      4.64%       5.05%       5.28%+      5.42%       5.65%       5.80%       6.06%


PORTFOLIO TURNOVER(3)          --          --            5%        139%         65%         36%         13%          8%         29%

                                                                                                          (See footnotes on page 9.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------

                                CALIFORNIA FUND                                       FLORIDA FUND
                            ------------------------  -----------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,                            YEAR ENDED SEPTEMBER 30,
                            ------------------------  -----------------------------------------------------------------------------
                               1987        1986***       1995         1994         1993        1992        1991      1990++
                               ----         ----         ----         ----         ----        ----        ----         ----
NET ASSET VALUE, beginning
  of year                     $10.480      $10.000      $10.270      $11.700     $10.940     $10.690     $ 9.990       $10.000
                              -------      -------      -------      -------     -------     -------     -------       -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income       $ 0.612      $ 0.609      $ 0.514      $ 0.514     $ 0.516     $ 0.541     $ 0.573       $ 0.010
  Net realized and
  unrealized gain (loss) on
  investments                  (0.886)       0.558        0.469       (1.228)      1.040       0.434       0.838        (0.003)+++
                              -------      -------      -------      -------     -------     -------     -------       -------
    Total income (loss)
      from operations         $(0.274)     $ 1.089      $ 0.983      $(0.714)    $ 1.556     $ 0.975     $ 1.411       $ 0.007
                              -------      -------      -------      -------     -------     -------     -------       -------

LESS DISTRIBUTIONS:
  From net investment
    income                    $(0.612)     $(0.609)     $(0.514)     $(0.514)    $(0.516)    $(0.541)    $(0.573)      $(0.010)
  In excess of net
    investment income(4)       (0.104)       --          (0.019)      (0.082)     (0.121)     (0.127)     (0.138)       (0.007)
  From net realized gain
    on investment
    transactions                --           --           --           --         (0.159)     (0.057)       --           --
  In excess of net
    realized gain on
    investment
    transactions(4)             --           --           --          (0.120)       --          --          --           --
                              -------      -------      -------      -------     -------     -------     -------       -------
    Total distributions
                              $(0.716)     $(0.609)     $(0.533)     $(0.716)    $(0.796)    $(0.725)    $(0.711)      $(0.017)
                              -------      -------      -------      -------     -------     -------     -------       -------

NET ASSET VALUE, end of year  $ 9.490      $10.480      $10.720      $10.270     $11.700     $10.940     $10.690       $ 9.990
                              =======      =======      =======      =======     =======     =======     =======       =======
TOTAL RETURN(1)               (2.93)%       10.80%        9.90%      (6.34)%      14.85%       9.41%      14.45%       (0.10)%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
    (000 omitted)            $190,774     $105,979     $701,565     $760,867    $776,856    $463,279    $233,021       $22,028
  Ratio of net expenses to
    average daily net
    assets(2)                   1.70%        0.08%+       1.54%        1.44%       1.53%       1.64%       1.56%         1.00%+
  Ratio of net investment
    income to average
    daily net assets            5.82%        7.15%+       4.97%        4.70%       4.54%       4.91%       5.33%         1.36%+

PORTFOLIO TURNOVER(3)             14%          41%        --           --             9%         95%         72%            6%

*For the periods indicated, the operating expenses of the Fund reflect an allocation of expenses. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER
  SHARE                                                                                                  $ 0.561       $ 0.008
                                                                                                         =======       =======
RATIOS (As a percentage of average daily net assets):
    Expenses(2)                                                                                            1.67%        1.25%+
    Net investment income                                                                                  5.22%        1.11%+

                                                                                                     (See footnotes on page 9.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------

                                                                        MASSACHUSETTS FUND
                                       -----------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                       -----------------------------------------------------------------------------
                                         1995            1994           1993            1992              1991++
                                       -------         -------         -------         -------            -------
NET ASSET VALUE, beginning of year     $ 9.990         $11.250         $10.640         $10.250            $10.000
                                       -------         -------         -------         -------            -------


INCOME (LOSS) FROM OPERATIONS:
  Net investment income                $ 0.499         $ 0.505         $ 0.514         $ 0.526            $ 0.245
  Net realized and unrealized gain
    (loss) on investments                0.307          (1.108)          0.784           0.556              0.305+++
                                       -------         -------         -------         -------            -------

    Total income (loss) from
      operations                       $ 0.806         $(0.603)        $ 1.298         $ 1.082            $ 0.550
                                       -------         -------         -------         -------            -------


LESS DISTRIBUTIONS:
  From net investment income           $(0.499)        $(0.505)        $(0.514)        $(0.526)           $(0.245)
  In excess of net
    investment income(4)                (0.027)         (0.087)         (0.116)         (0.142)            (0.055)
  From net realized gain
    on investment transactions            --              --            (0.058)         (0.024)             --
  In excess of net realized
    gain on investment
    transactions(4)                       --            (0.065)           --              --                --
                                       -------         -------         -------         -------            -------
    Total distributions                $(0.526)        $(0.657)        $(0.688)        $(0.692)           $(0.300)
                                       -------         -------         -------         -------            -------
NET ASSET VALUE, end of year           $10.270         $ 9.990         $11.250         $10.640            $10.250
                                       =======         =======         =======         =======            =======
TOTAL RETURN(1)                          8.38%         (5.57)%          12.67%          10.88 %             5.33%


RATIOS/SUPPLEMENTAL  DATA*:
  Net assets, end of year
   (000 omitted)                      $291,114        $295,011        $286,801        $165,964           $35,532
  Ratio of net expenses to
    average daily net assets(2)          1.58%           1.50%           1.58%           1.64%             1.28%+
  Ratio of net investment income
  to average daily net assets            5.00%           4.75%           4.69%           4.85%             5.15%+

PORTFOLIO TURNOVER(3)
                                          --              --               27%             72%               21%


*For the periods indicated, the operating expenses of the Fund reflect an allocation of expenses. Had such actions not been taken, net investment income per share and the ratios would have been as follows:


NET INVESTMENT INCOME
PER SHARE                                                                                                 $ 0.226
                                                                                                          =======
RATIOS (As a percentage of
 average daily net assets):
    Expenses(2)
    Net investment income                                                                                   1.68%+

                                                                 (See footnotes on page 9.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
------------------------------------------------------------------------------

                                    MISSISSIPPI FUND                                             NEW YORK FUND
                             ----------------------------     -----------------------------------------------------------------
                                YEAR ENDED SEPTEMBER 30,                                  YEAR ENDED SEPTEMBER 30,
                             ----------------------------     -----------------------------------------------------------------
                             1995       1994      1993++        1995        1994        1993        1992        1991      1990++
                            -------    -------    -------     -------     -------     -------     -------     -------    -------
NET ASSET VALUE,
beginning of year           $ 9.110    $10.260    $10.000     $10.450     $11.880     $11.070     $10.740     $ 9.950    $10.000
                            -------    -------    -------     -------     -------     -------     -------     -------    -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income     $ 0.449    $ 0.453    $ 0.106     $ 0.523     $ 0.528     $ 0.535     $ 0.553     $ 0.563    $ 0.014
  Net realized and
    unrealized gain
    (loss) on
    investments               0.379     (1.072)     0.300       0.406      (1.165)      1.014       0.524       0.929     (0.039)+++
                            -------    -------    -------     -------     -------     -------     -------     -------    -------
    Total income (loss)
      from
      operations            $ 0.828   $ (0.619)   $ 0.406     $ 0.929    $ (0.637)    $ 1.549     $ 1.077     $ 1.492    $(0.025)
                            -------    -------    -------     -------     -------     -------     -------     -------    -------
LESS DISTRIBUTIONS:
  From net investment
    income                 $ (0.449)  $ (0.453)  $ (0.106)   $ (0.523)   $ (0.528)   $ (0.535)   $ (0.553)   $ (0.563)   $(0.014)
  In excess of net
    investment income(4)     (0.009)    (0.071)    (0.040)     (0.026)     (0.089)     (0.120)     (0.135)     (0.139)    (0.011)
  From net realized gain
    on investment
    transactions              --         --           --        --          --         (0.084)     (0.059)      --          --
  In excess of net
    realized gain on
    investment
    transactions(4)           --        (0.007)       --        --         (0.176)      --          --          --          --
                            -------    -------    -------     -------     -------     -------     -------     -------    -------
    Total distributions    $ (0.458)  $ (0.531)  $ (0.146)   $ (0.549)   $ (0.793)   $ (0.739)   $ (0.747)   $ (0.702)   $(0.025)
                            -------    -------    -------     -------     -------     -------     -------     -------    -------
NET ASSET VALUE, end of
    year                    $ 9.480    $ 9.110    $10.260     $10.830     $10.450     $11.880     $11.070     $10.740    $ 9.950
                            =======    =======    =======     =======     =======     =======     =======     =======    =======
TOTAL RETURN(1)               9.40%     (6.20)%     3.85%       9.23%     (5.62)%      14.53%      10.41%      15.58%    (0.50)%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
    (000 omitted)           $26,756    $26,771    $11,810    $640,605    $648,325    $650,361    $415,144    $161,037     $7,640
  Ratio of net expenses
    to average daily net
    assets(2)                 1.36%      0.99%      0.75%+      1.55%       1.46%       1.55%       1.65%       1.62%      1.00%+
  Ratio of net
    investment income to
    average daily net
    assets                    4.89%      4.63%      3.50%+    4.99%       4.72%       4.68%       4.99%       5.28%        1.18%+

PORTFOLIO TURNOVER(3)         --         --           --        --          --          11%         57%         50%          0%

*For the periods indicated, the operating expenses of the Funds and, in the case of the Mississippi Portfolio, the
  Portfolio reflect an allocation of expenses to the Investment Adviser and/or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME
  PER SHARE                 $ 0.437    $ 0.407    $ 0.085                                                   $ 0.556       $0.008
                            =======    =======    =======                                                   =======       ======
 RATIOS (As a percentage
   of average daily net
   assets):
    Expenses(2)               1.49%      1.45%      1.44%+                                                  1.69%          1.52%+
    Net investment income     4.76%      4.17%      2.81%+                                                  5.21%          0.66%+

                                                                                                         (See footnotes on page 9.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------

                                                         OHIO FUND                                       RHODE ISLAND FUND
                            -------------------------------------------------------------------  ----------------------------------
                                                 YEAR ENDED SEPTEMBER 30,                             YEAR ENDED SEPTEMBER 30,
                            -------------------------------------------------------------------  ----------------------------------
                              1995          1994          1993          1992        1991++        1995        1994       1993++
                            --------      --------      --------      --------      -------      ------      -------    -------
NET ASSET VALUE, beginning
  of year                   $ 10.070      $ 11.300      $ 10.550      $ 10.210      $10.000      $ 9.090     $10.330    $10.000
                            --------      --------      --------      --------      -------      -------     -------    -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income     $  0.487      $  0.494      $  0.499      $  0.509      $ 0.245      $0.452      $ 0.454      $0.113
  Net realized and
    unrealized gain (loss)
    on investments             0.461        (1.081)        0.901         0.495        0.261+++    0.332       (1.146)      0.361
                            --------      --------      --------      --------      -------      -------     -------    -------
    Total income (loss)
      from operations       $  0.948      $ (0.587)     $  1.400      $  1.004      $ 0.506      $ 0.784     $(0.692)   $ 0.474
                            --------      --------      --------      --------      -------      -------     -------    -------
LESS DISTRIBUTIONS:
  From net investment
    income                  $ (0.487)     $ (0.494)     $ (0.499)     $ (0.509)     $(0.245)     $(0.452)    $(0.454)   $(0.113)
  In excess of net
    investment income(4)      (0.021)       (0.084)       (0.118)       (0.137)      (0.051)      (0.022)     (0.078)    (0.008)
  From net realized gain
    on investment
    transactions                 --            --         (0.033)       (0.018)         --           --          --      (0.023)
  In excess of net
    realized gain on
    investment
    transactions(4)              --         (0.065)          --            --           --           --       (0.016)       --
                            --------      --------      --------      --------      -------      -------     -------    -------
    Total distributions     $ (0.508)     $ (0.643)     $ (0.650)     $ (0.664)     $(0.296)     $(0.474)    $(0.548)   $(0.144)
                            --------      --------      --------      --------      -------      -------     -------    -------

NET ASSET VALUE, end of
  year                      $ 10.510      $ 10.070      $ 11.300      $ 10.550      $10.210      $ 9.400     $ 9.090    $ 10.330
                            ========      ========      ========      ========      =======      =======     =======    ========
TOTAL RETURN(1)                9.74%       (5.39)%        13.74%        10.13%        4.88%        8.94%     (6.91)%       4.53%

RATIOS/SUPPLEMENTAL DATA*:

  Net assets, end of year
    (000 omitted)           $315,891      $321,578      $299,331      $164,400      $51,215      $39,864     $34,261    $  17,680
  Ratio of net expenses to
    average daily net
    assets(2)                  1.59%         1.50%         1.58%         1.65%        1.47%+       1.33%       1.02%        0.75%+
  Ratio of net investment
    income to average
    daily net assets           4.80%         4.62%         4.57%         4.87%        5.04%+       4.92%       4.65%        3.70%+

PORTFOLIO TURNOVER(3)            --            --            12%           40%          11%         --          --            --

*For the periods indicated, the operating expenses of the Funds and, in the case of the Rhode Island Portfolio, the
 Portfolio reflect an allocation of expenses by the Investment Adviser and/or the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:
 NET INVESTMENT INCOME PER SHARE                                                    $ 0.243      $ 0.440     $ 0.418      $ 0.096
                                                                                    =======      =======     =======      =======
 RATIOS (As a percentage of average daily net assets):
    Expenses(2)                                                                       1.52%+       1.47%       1.38%        1.30%+
    Net investment income                                                             4.99%+       4.79%       4.29%        3.15%+

                                                                                                        (See footnotes on page 9.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
----------------------------------------------------------------------------------------------
                                                                WEST VIRGINIA FUND
                                                        --------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,

                                                        --------------------------------------
                                                         1995            1994         1993++
                                                        -------         -------      -------
NET ASSET VALUE, beginning of year                      $ 9.130         $10.220      $10.000
                                                        -------         -------      -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                 $ 0.436         $ 0.450      $ 0.103
  Net realized and unrealized gain (loss) on
    investments                                           0.393          (1.011)       0.262
                                                        -------         -------      -------
    Total income (loss) from operations                 $ 0.829         $(0.561)     $ 0.365
                                                        -------         -------      -------


LESS DISTRIBUTIONS:
  From net investment income                            $(0.436)        $(0.450)     $(0.103)
  In excess of net investment income(4)                  (0.023)         (0.069)      (0.042)
  In excess of net realized gain on investment
    transactions                                            --              --           --
  In excess of net realized gain on investment
    transactions(4)                                         --           (0.010)         --
                                                        -------         -------      -------
    Total distributions                                 $(0.459)        $(0.529)     $(0.145)
                                                        -------         -------      -------


NET ASSET VALUE, end of year                            $ 9.500         $ 9.130      $10.220
                                                        =======         =======      =======
TOTAL RETURN(1)                                           9.39%         (5.66)%        3.47%

RATIOS/SUPPLEMENTAL
 DATA*:
  Net assets, end of year (000 omitted)                 $39,569         $38,476      $25,717
  Ratio of net expenses to average daily
    net assets(2)                                         1.40%           0.95%        0.75%+
  Ratio of net investment income to average daily
    net assets                                            4.74%           4.62%        3.40%+

PORTFOLIO TURNOVER(3)                                       --              --           --


*For the periods indicated, the operating expenses of the Fund and the Portfolio reflect an allocation of expenses to the Investment Adviser and/or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been:


 NET INVESTMENT INCOME PER SHARE                        $ 0.429         $ 0.414      $ 0.090
                                                        =======         =======      =======
 RATIOS (As a percentage of average daily net assets):
    Expenses(2)                                           1.48%           1.32%        1.19%+
    Net investment income                                 4.66%           4.25%        2.96%+


Footnotes:


 ** For the six months ended March 31, 1992. The California Fund changed its fiscal year end from September 30, to March 31, effective March 31, 1992. *** Period from the start of business, December 19, 1985, to September 30, 1986.
    Certain of the above per share figures for the period ended September 30, 1986 are based on average shares outstanding during the period.
  + Annualized.
 ++ For the six months ended September 30, 1994 for the California Fund, for the period from the start of business, August 28, 1990 and August 30, 1990, to September 30, 1990 for the Florida and New York Funds, respectively, for the period from the start of business, April 18, 1991, to September 30, 1991 for the Massachusetts and Ohio Funds, and for the period from the start of business, June 11, 1993, to September 30, 1993 for the Mississippi, Rhode Island and West Virginia Funds.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of + sales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset valu e on the payable date. Total return is computed on a non-annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while a Fund was making investments directly in securities. The portfolio turnover rate for the period since a Fund transferred substantially all of its investable assets to a Portfolio is shown in the Portfolio's financial statements which are included in the Fund's annual report.
(4) During the year ended September 30, 1993, (March 31, 1994 for the California
    Fund), the Fund adopted Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

THE FUNDS' INVESTMENT OBJECTIVES
------------------------------------------------------------------------------
The investment objective of each Fund is set forth below. Each Fund seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio") which invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.

EV MARATHON CALIFORNIA MUNICIPALS FUND (the "California Fund") seeks to provide current income exempt from regular federal income tax and California State personal income taxes. The California Fund seeks to meet its objective by investing its assets in the California Municipals Portfolio (the "California Portfolio").

EV MARATHON FLORIDA MUNICIPALS FUND (the "Florida Fund") seeks to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Florida Fund seeks to meet its objective by investing its assets in the Florida Municipals Portfolio (the "Florida Portfolio").

EV MARATHON MASSACHUSETTS MUNICIPALS FUND (the "Massachusetts Fund") seeks to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Massachusetts Fund seeks to meet its objective by investing its assets in the Massachusetts Municipals Portfolio (the "Massachusetts Portfolio").

EV MARATHON MISSISSIPPI MUNICIPALS FUND (the "Mississippi Fund") seeks to provide current income exempt from regular federal income tax and Mississippi State personal income taxes. The Mississippi Fund seeks to meet its objective by investing its assets in the Mississippi Municipals Portfolio (the "Mississippi Portfolio").

EV MARATHON NEW YORK MUNICIPALS FUND (the "New York Fund") seeks to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The New York Fund seeks to meet its objective by investing its assets in the New York Municipals Portfolio (the "New York Portfolio").

EV MARATHON OHIO MUNICIPALS FUND (the "Ohio Fund") seeks to provide current income exempt from regular federal income tax and Ohio State personal income taxes. The Ohio Fund seeks to meet its objective by investing its assets in the Ohio Municipals Portfolio (the "Ohio Portfolio").

EV MARATHON RHODE ISLAND MUNICIPALS FUND (the "Rhode Island Fund") seeks to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Rhode Island Fund seeks to meet its objective by investing in the Rhode Island Municipals Portfolio (the "Rhode Island Portfolio").

EV MARATHON WEST VIRGINIA MUNICIPALS FUND (the "West Virginia Fund") seeks to provide current income exempt from regular federal income tax and West Virginia State personal income taxes. The West Virginia Fund seeks to meet its objective by investing its assets in the West Virginia Municipals Portfolio (the "West Virginia Portfolio").

HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS
------------------------------------------------------------------------------

EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, which may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

At least 75% of the net assets of the California Portfolio and Florida Portfolio, at least 70% of the net assets of the Massachusetts Portfolio and New York Portfolio, and at least 80% of the net assets of the Mississippi Portfolio, Ohio Portfolio, Rhode Island Portfolio and West Virginia Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below BBB or Baa are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.


MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.


Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1995, the Portfolios had invested in such obligations as follows (as a percentage of net assets): California Portfolio (18.0%); Florida Portfolio (18.9%); Massachusetts Portfolio (18.1%); Mississippi Portfolio (13.5%); New York Portfolio (4.82%); Ohio Portfolio (17.8%); Rhode Island Portfolio (19.1%); and West Virginia Portfolio (16.6%). At September 30, 1995, the Portfolios limited their investment in obligations subject to the AMT to not more than 20% of net assets. The Portfolios are no longer subject to such limitation. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Funds may not be suitable for investors subject to AMT.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely affected by economic developments and by legislation and other governmental activities in that State. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of some of the economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. As "non-diversified" investment companies, each Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.


OTHER INVESTMENT PRACTICES

Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. The futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.


ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.

The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.


At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.

Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN A FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.

ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Funds) it is known as a "series company." Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.


SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in a Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in its corresponding Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimis amount of cash). Therefore, a Fund's interest in the securities owned by its corresponding Portfolio is indirect. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolios, see "The Funds" Investment Objectives" and "How the Funds and the Portfolios Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, and affords the potential for economies of scale for each Fund, at least when the assets of its corresponding Portfolio exceed $500 million. The public shareholders of each Fund have previously approved the policy of investing such Fund's assets in an interest in its corresponding Portfolio.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. The investment objective and the nonfundamental investment policies of each Fund and Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of that Fund or the investors in that Portfolio, as the case may be. Any such change of an investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of a Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.


Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in a Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

Until 1992, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Funds may be subject to additional regulations than historically structured funds.


Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of a Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolios as partnerships for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of each Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between a Fund and its corresponding Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of each of the Trust and the Portfolios, see the Statement of Additional Information.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs and furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Porfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below. Categories (1) and (2) below do not apply to the California Portfolio and Category (3) is for daily net assets of the California Portfolio of up to $500 million.

                                                                                    ANNUAL           DAILY
  CATEGORY            DAILY NET ASSETS                                              ASSET RATE       INCOME RATE
  --------------------------------------------------------------------------------------------------------------
  1                   up to $20 million ..........................................  0.100%           1.00%
  2                   $20 million but less than $40 million ......................  0.200%           2.00%
  3                   $40 million but less than $500 million .....................  0.300%           3.00%
  4                   $500 million but less than $1 billion ......................  0.275%           2.75%
  5                   $1 billion but less than $1.5 billion ......................  0.250%           2.50%
  6                   $1.5 billion but less than $2 billion ......................  0.225%           2.25%
  7                   $2 billion but less than $3 billion ........................  0.200%           2.00%
  8                   $3 billion and over ........................................  0.175%           1.75%

Each Portfolio paid (or, absent a fee reduction, would have paid) advisory fees for the fiscal year ended September 30, 1995 equivalent to the annualized percentage of average daily net assets stated below:


                                                                    NET ASSETS AS OF
  PORTFOLIO                                                         SEPTEMBER 30, 1995      ADVISORY FEE
  --------------------------------------------------------------------------------------------------------
  California .....................................................  $410,670,138            0.50%
  Florida ........................................................   712,203,136            0.47%
  Massachusetts ..................................................   302,170,247            0.46%
  Mississippi ....................................................    28,992,960            0.22%(1)
  New York .......................................................   652,736,309            0.47%
  Ohio ...........................................................   319,016,648            0.46%
  Rhode Island ...................................................    42,905,967            0.25%(2)
  West Virginia ..................................................    40,835,061            0.24%(3)


(1) To enhance the net income of the Mississippi Portfolio, BMR made a reduction of its advisory fee in the amount of $36,759.
(2) To enhance the net income of the Rhode Island Portfolio, BMR made a reduction of its advisory fee in the amount of $50,721.
(3) To enhance the net income of the West Virginia Portfolio, BMR made a reduction of its advisory fee in the amount of $32,526.


BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.


Nicole Anderes has acted as the portfolio manager of the New York and Rhode Island Portfolios since they commenced operations. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).

Timothy T. Browse has acted as the portfolio manager of the West Virginia Portfolio since it commenced operations. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987-1992).

Cynthia J. Clemson has acted as the portfolio manager of the Mississippi Portfolio since it commenced operations and the California Portfolio since February 1, 1996. She has been a Vice President of Eaton Vance and BMR since 1993 and an employee of Eaton Vance since 1985.

Thomas J. Fetter has acted as the portfolio manager of the Florida and Ohio Portfolios since they commenced operations. He has been a Vice President of Eaton Vance since 1987 and of BMR since inception.

Robert B. MacIntosh has acted as the portfolio manager of the Massachusetts Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since joining the firm in 1991 and of BMR since its inception. Prior to joining Eaton Vance, he was a portfolio manager at Fidelity Management & Research Company (1986-1991).

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.


DISTRIBUTION PLANS
--------------------------------------------------------------------------------
EACH FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (A "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). Rule 12b-1 permits a mutual fund, such as a Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule. Each Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). Each Fund's Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plans. Each Fund's Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) a Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by a Fund for each share sold and
(ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial service firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from a Fund pursuant to a Plan.


THE NASD RULE REQUIRES EACH FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, a Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. Each Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under a Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under a Fund's Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of a Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under each Fund's Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.


During the fiscal year ended September 30, 1995, each Fund paid sales commissions under its Plan equivalent to .75% (annualized) of such Fund's average daily net assets. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter on such day calculated under each Fund's Plan amounted to approximately $7,452,000 (equivalent to 1.9% of net assets on such day) in the case of the California Fund, $22,542,000 (equivalent to 3.2% of net assets on such day) in the case of the Florida Fund, $9,990,000 (equivalent to 3.4% of net assets on such day) in the case of the Massachusetts Fund, $1,215,000 (equivalent to 4.5% of net assets on such day) in the case of the Mississippi Fund, $19,716,000 (equivalent to 3.1% of net assets on such day) in the case of the New York Fund, $10,953,000 (equivalent to 3.5% of net assets on such day) in the case of the Ohio Fund, $1,772,000 (equivalent to 4.4% of net assets on such day) in the case of the Rhode Island Fund, and $1,690,000 (equivalent to 4.3% of net assets on such day) in the case of the West Virginia Fund.

EACH PLAN ALSO AUTHORIZES A FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of each Fund's Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .20% (.25% for the California Fund) of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by a Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended September 30, 1995, the following Funds made service fee payments (as an annualized percentage of average daily net assets):
California Fund (0.19%); Florida Fund (0.14%); Massachusetts Fund (0.15%); Mississippi Fund (0.12%); New York Fund (0.15%); Ohio Fund (0.15%); Rhode Island Fund (0.10%); and West Virginia Fund (0.14%).


The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

Each Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Funds' management intends to consider all relevant factors, including without limitation the size of a Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. Each Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, no Fund is contractually obligated to continue its Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
------------------------------------------------------------------------------
EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of a Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon [State name] Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Marathon [State name] Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the applicable Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.


Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

                                                             CONTINGENT
  YEAR OF REDEMPTION                                         DEFERRED
  AFTER PURCHASE                                             SALES CHARGE
  -----------------------------------------------------------------------
  First or Second .........................................  5%
  Third ...................................................  4%
  Fourth ..................................................  3%
  Fifth ...................................................  2%
  Sixth ...................................................  1%
  Seventh and following ...................................  0%

In calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange of shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge applicable to shares will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan.

See "Distribution Plans."

  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF A FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE IT WAS IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUNDS' TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA, 02104 (please provide the name of the Shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of each Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (except Eaton Vance Prime Rate Reserves) or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in States where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the EV Marathon Group of Funds (except EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares". The contingent deferred sales charge schedule applicable to EV Marathon Strategic Income Fund or Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262- 1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.


REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF A FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by a Fund (or by the Fund's Transfer Agent). To the extent that any shares of a Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, EACH FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS PARTNERSHIPS UNDER THE CODE, THE PORTFOLIOS DO NOT PAY FEDERAL INCOME OR EXCISE TAXES.


Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund. Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult their own tax advisers with respect to the State, local and foreign tax consequences of investing in a Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, EACH FUND MAY ADVERTISE THE YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. Each Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge at the end of the period. Each Fund may publish annual and cumulative total return figures from time to time.


Each Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period. If the expenses of a Fund or its corresponding Portfolio are paid by Eaton Vance, the Fund's performance will be higher.

                                                                      APPENDIX

STATE SPECIFIC INFORMATION

Because each Portfolio will normally invest at least 65% of its assets in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico.

Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico. The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.


CALIFORNIA. California experienced severe economic and fiscal stress over the 1991-95 period. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. Unemployment was 8.8% in November 1995, compared to 7.7% in November 1994.

The weak economy seriously undermined the government's ability to accurately estimate tax revenues and increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants strained the State's welfare and health care systems. The result of these various problems was a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to an estimated 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a State.

The $2 billion budget deficit built up during the 1991 and 1992 fiscal years and was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. Growth in the State's employment base and attendant revenue growth, led to a current year surplus for fiscal year 1995. If fiscal year 1996 ends near budgeted levels, the accumulated budget deficit will be eliminated.

On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the federal aid. The Governor had proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but the proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.


On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

In early June 1995, the County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait one-year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs. On June 27, 1995 the voters in Orange County rejected a proposed one half cent increase in the sales tax, the revenues from which would have been used to help the County emerge from bankruptcy. The failure of this measure increases the likelihood that the County will default on some of their obligations and, more broadly, could have a negative impact on the perceived credit quality of municipal obligations throughout California. Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

As a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A1 by Moody's, from A(D) to A by S&P, and from AA to A by Fitch.

CALIFORNIA TAXES. California law provides that dividends paid by the California Fund and designated by the California Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from regular federal income tax and California State personal income taxes, provided that at least 50% of the assets of the California Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains under the California personal income tax.


FLORIDA. Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. The lack of an income tax on individuals exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner. The General Fund budget for 1994-95 includes revenues of $14.6 billion and expenditures of $14.3 billion. Due to lower than expected revenue collections, revenue estimates have been reduced by 1.1% for 1994-95. Unencumbered reserves are projected to be $252.6 million, or 1.8% of expenditures for fiscal year 1995. The state's general revenue fund budget for fiscal year 1995-96 is estimated to include revenues of $15.0 billion (a 2.7% increase over fiscal year 1994- 95) and expenditures of $14.8 billion (a 3.5% increase over fiscal year 1994- 95). Unemployment in the State for November, 1995 was 5.3%, compared to the national unemployment rate of 5.6%.

In 1993, the Florida constitution was amended to limit the annual growth in the assessed valuation of residential property, which, over time, could constrain growth in property taxes, a major source of revenue for local governments. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.


General obligations of Florida are rated Aa, AA and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.


FLORIDA TAXES. The Florida Department of Revenue has issued a ruling that shareholders of the Florida Fund that are subject to the Florida intangibles tax will not be required to include the value of their Florida Fund shares in their taxable intangible property if all of the Florida Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. Government obligations. The Florida Portfolio will normally attempt to invest substantially all of its assets in tax-exempt obligations of Florida, the United States, the Territories or political subdivisions of the United States or Florida ("Florida obligations"), and it will ensure that all of its assets held on the annual assessment date are exempt from the Florida intanglibles tax. Accordingly the value of the Florida Fund shares held by a shareholder should under normal circumstances be exempt from the Florida intangibles tax.

MASSACHUSETTS. In recent years, the Commonwealth has experienced a significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate was 5.3% as of October, 1995, while the national unemployment rate was 5.5%.

Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit, certain Medicaid reimbursement payments for prior years and refunding bonds) was limited, for each subsequent fiscal year, to 105% of the previous fiscal year's limit. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. It is estimated that fiscal 1996 expenditures for direct Local Aid will be $3.242 billion, which is an increase of approximately 8.9% above the fiscal 1995 level.

General obligations of Massachusetts are rated A1, A+ and A+ by Moody's, S&P and Fitch, respectively.


MASSACHUSETTS TAXES. The Massachusetts Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Massachusetts Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Massachusetts Portfolio. The Ruling concludes that, provided that an investor in the Massachusetts Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law,
(1) dividends paid by such a RIC that are treated as tax-exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income. Because the Massachusetts Fund intends to continue to invest in the Massachusetts Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Massachusetts Fund's distributions to its shareholders of its allocable share of the interest received by the Massachusetts Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. Distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Massachusetts Portfolio and allocated to the Massachusetts Fund on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statues that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund included in a shareholder's federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.


Beginning in 1996, long-term capital gains will generally be taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. These new tax rates are, however, being challenged in litigation. It is not clear what Massachusetts tax rate will be applicable to capital gain dividends for taxable years beginning after 1995.


Distributions from the Massachusetts Fund will be included in net income, and in the case of intangible property corporations, shares of the Massachusetts Fund, will be included in net worth for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.


MISSISSIPPI. The State's economic outlook can be characterized as moving from one of economic expansion to one of moderate growth. The manufacturing sector suffered modest declines in 1995, as a result of weak national retail sales and foreign competition. Employment in the paper industry has fallen 5% since the last quarter of 1994. Residential construction experienced modest growth in 1995. Commercial construction remained healthy and is expected to continue to experience steady growth throughout 1996. The casino industry experienced a slowdown in early 1995, but appears to have returned to its more steady path of growth late in 1995. Also, the governmental and wholesale/retail trade and service sectors have had modest gains in employment in 1995. In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited relative strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. The construction and casino industries have also experienced growth recently.

All State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. As of June 30, 1995, the State's total bond indebtedness was $1.03 billion. For the fiscal year ended June 30, 1995, the constitutional debt limit was approximately $5.5 billion. State revenues were $7.4 billion as of June 30, 1995.


General obligations of Mississippi are rated AA-, and Aa by S&P and Moody's. S&P has a positive outlook for the State.

MISSISSIPPI TAXES. Under existing Mississippi law, interest received by a Mississippi resident individual upon the obligations of the State of Mississippi or political subdivisions thereof ("Mississippi obligations") are exempt from Mississippi income tax. A recently adopted Mississippi Income Tax Regulation provides a pass-through of the tax-exempt character of interest received by a regulated investment company, such as the Mississippi Fund, upon distribution to its shareholders where the Mississippi Fund directly owns such Mississippi tax-exempt obligations. Under the new regulation, a taxpayer's pro rata portion of interest dividends distributed by a regulated investment company is exempt from Mississippi income tax to the extent that such pro rata portion represents interest received by a regulated investment company from governmental securities which would be exempt for Mississippi income tax purposes if such governmental securities were directly held by the taxpayer. In this situation, however, the Mississippi Fund will not own the Mississippi tax-exempt obligations directly but will invest in the Mississippi Portfolio, which will own the Mississippi tax-exempt obligations. There is no law addressing the Mississippi income tax consequences to Mississippi resident individuals receiving interest dividends from a regulated investment company, such as the Mississippi Fund, that contributes its assets to a trust, such as the Mississippi Portfolio, in exchange for an interest therein where the trust owns Mississippi tax-exempt obligations and distributes the income therefrom to the regulated investment company. In 1993, the Mississippi State Tax Commission issued a ruling stating that a Mississippi resident taxpayer's pro rata portion of interest dividends distributed by the Mississippi Fund will be non-taxable to the extent that such pro rata portion represents interest received by the Mississippi Fund, either directly or through the Mississippi Portfolio, from Mississippi tax-exempt obligations, which would be exempt for Mississippi income tax purposes if such tax-exempt obligations were directly held by the taxpayer. In the opinion of Butler, Snow, O'Mara, Stevens & Cannada, PLLC, special Mississippi tax counsel to the Mississippi Fund, a Mississippi resident individual's pro rata portion of interest dividends distributed by the Mississippi Fund will be exempt from Mississippi income tax to the extent that such pro rata portion (i) is excluded from gross income under the Code and (ii) represents interest the Mississippi Fund receives, either directly or through the Mississippi Portfolio, from investments in Mississippi tax-exempt obligations.


NEW YORK. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. However, as the result of a recession ending in the first quarter of 1993, 560,000 jobs were lost statewide (equal to 6.7% of the peak employment figure for 1989). Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy expanded modestly during 1995, growing at a rate slower than the nation as a whole, and is expected to slow gradually during 1996. In the 1992-1993 fiscal year, however, the State began the process of financial reform. The State Financial Plans for the 1992-1993, 1993-1994 and 1994-1995 fiscal years produced positive fund balances at the end of all three fiscal years. The State, however, completed its 1994-1995 fiscal year with a General Fund operating deficit of $1.426 billion primarily due to the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year.

The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State. In some cases, the State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

Like the State, New York City has experienced financial difficulties in recent years and currently continues to experience such difficulties owing, in part, to lower than anticipated revenues. Because New York City taxes comprise 40% of the State's tax base, the City's difficulties adversely affect the State.

In June, 1995, the Governor approved the 1995-1996 budget, which included adoption of a three-year 20% reduction in the State's personal income tax. In combination with business tax reductions enacted in 1994, State taxes will be reduced by $5.5 billion by the 1997-1998 fiscal year. The 1995-1996 State Financial Plan, based on the enacted 1995-1996 budget, includes gap-closing actions to offset a projected budget gap of $5 billion, the largest in the State's history.

The Governor has submitted his 1996-1997 budget proposal earlier than required by State law, hoping the State legislature will approve it prior to the beginning of the fiscal year. The Governor's proposed 1996-1997 budget identifies a potential budget gap of approximately $3.9 billion and includes a gap-closing program to eliminate such gap. There can be no assurances that the Governor's budget proposals will be adopted, or the gap-closing program can be implemented, as proposed.

New York's general obligations are rated A, A- and A(D) by Moody's, S&P and Fitch, respectively. S&P currently assesses the rating outlook for New York obligations as positive. New York City obligations are rated Baa1, A- and A- by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB(D) and removed City bonds from CreditWatch. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service.

NEW YORK TAXES. In the opinion of Brown & Wood, under New York law, for individuals subject to the New York State or New York City personal income tax, dividends paid by the New York Fund are exempt from New York State and New York City income tax for individuals who reside in New York to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments or Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax. Individuals subject to income taxation by states other than New York will realize a lower after-tax return than individuals subject to tax by New York State since the dividends distributed by the New York Fund generally will not be exempt, to any significant degree, from income taxation by such other states Interest on indebtedness incurred or continued to purchase or carry New York Fund shares is not deductible for New York personal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the New York Fund should consult their tax advisors before purchasing New York Fund shares.

OHIO. The State's economy is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. The State's 1994-95 biennium ended June 30, 1995 with a General Revenue Fund balance of $928 million, of which $535.2 million has been transferred into the Budget Stabilization Fund (a cash and budgetary management fund, which had a January 4, 1996 balance of over $828 million).


General obligations of Ohio are rated Aa and AA by S&P and Moody's, respectively (except that highway obligations are rated Aaa by S&P). Fitch does not currently rate the State's general obligations.


OHIO TAXES. In the opinion of special tax counsel to the Ohio Fund, Squire, Sanders & Dempsey, under Ohio law, individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions or the agencies or instrumentalities thereof ("Ohio Obligations"). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions determined, to the extent the Ohio Fund invests in the Ohio Portfolio, by treating the Ohio Fund as owning its proportionate share of the assets owned by the Ohio Portfolio.

RHODE ISLAND. In 1994, the State recorded a $5.2 million operating deficit, drawing down the undesignated general fund balance to $3.5 million. The fiscal year 1994 budget excluded nearly all gasoline tax revenues and transportation expenditures, which will now be recorded in a new dedicated surface transportation fund. The 1995 budget includes budgeted reserves of $46.5 million (equal to 3% of fiscal 1995 expenditures).

In January, 1991, the collapse of the Rhode Island Share and Deposit Indemnity Corporation precipitated the closure of 45 financial institutions with a total deposit liability of approximately $1.7 billion. In response, the State created the Rhode Island Depositors Economic Protection Corporation, a public corporation, ("DEPCO"), to assist in the resolution of the resulting banking crisis. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to depositors through the reopening, sale or liquidation of the closed institutions. As of June, 1994, DEPCO had outstanding debt totalling approximately $494.2 million, the proceeds of which were used to facilitate the sale of certain institutions and the payout of frozen deposits. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million.

The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A-1 by Moody's and AA- with a stable outlook from S&P. General obligations of Rhode Island are rated AA-, A-1 and AA-, by S&P, Moody's and Fitch, respectively.


RHODE ISLAND TAXES. The Rhode Island Fund obtained an opinion from Hinckley, Allen & Snyder, special tax counsel to the Rhode Island Fund, that under Rhode Island law, dividends paid by the Rhode Island Fund are exempt from Rhode Island state income tax for individuals who reside in Rhode Island to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on obligations of Rhode Island, its political subdivisions, the Territories or the United States ("Rhode Island Obligations"). Other distibutions from the Rhode Island Fund, including distributions from capital gains, are generally not exempt from Rhode Island state personal income tax.


WEST VIRGINIA. The West Virginia economy is heavily dependent on the resource-based industries, specifically coal, chemical and steel. Although the State's economy has begun to rebound from the economic recession, the State unemployment rate remains significantly above the national average. For August, 1995, the State unemployment rate was 8.2% down from the August, 1994 level of 8.5%, but well above the national average of 5.6%. The service and wood sectors and tourism are expected to lead the improving State economy. The manufacturing sector has contracted in past years, and mining employment is 16% below the level which existed in 1990. Per capita income for the state is approximately 78% of the national average.

Despite attempts to make State government more efficient, the State continues to experience revenue shortfalls. In addition, the State was faced with significant unfunded liabilities in its Workers Compensation Fund, Teachers Retirement Fund and certain other retirement systems in 1992. A Public Retirement Task Force was established to examine the State's retirement systems and to make recommendations to place the systems on a sound financial basis. The current status of this situation was unavailable. In 1994, the State established a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At June 30, 1995, the estimated balance in the fund was $63.7 million or 2.8% of appropriations.


The West Virginia Supreme Court of Appeals recently declared a School Building Authority to be unconstitutional. Although prior issuances were unaffected by the ruling, the State cannot issue lease obligations going forward. There can be no assurance as to the level of future debt borrowing and the possible implications on the financial position of the State.

General obligations of West Virginia are currently rated A+ , A1 and A+ , by S&P, Moody's and Fitch, respectively.

WEST VIRGINIA TAXES. In the opinion of Bowles, Rice, McDavid, Graff & Love, special West Virginia tax counsel to the West Virginia Fund, under existing West Virginia law, in 1991 the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 91-002 which was declared to be of precedential value. This Technical Assistance Advisory addresses liability for West Virginia personal income tax on interest and dividend income received by investors in regulated investment companies. Accordingly, under existing law, as long as the West Virginia Fund qualifies as a separate "regulated investment company" under the Code, that portion of exempt-interest dividends that represents interest income received by the West Virginia Fund from obligations of the United States and its possessions and interest or dividend income received by the West Virginia Fund on obligations or securities of any authority commission or instrumentality of the United States or of the State of West Virginia, which is exempt from West Virginia State income tax by federal or West Virginia law, is exempt from West Virginia Personal Income Tax. This exemption does not apply to any portion of interest income on obligations of any state other than West Virginia, regardless of any exemption provided under federal law. In the event the West Virginia Fund fails to qualify as a separate "regulated investment company", the foregoing exemption may be unavailable or substantially limited.

The Technical Assistance Advisory contains a more specific, although nonexclusive, list of obligations and authorities which are exempt from taxation. The Technical Assistance Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the West Virginia Fund to purchase or carry shares of the West Virginia Fund will not be deductible for West Virginia income purposes.


PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for November, 1995 was approximately 13.4%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The federal budget proposals currently being considered by the U.S. Congress include the elimination of Section 936, a federal tax credit program credited with encouraging economic development in Puerto Rico. The fate of Section 936 cannot be determined at this time. There can be no assurance that the elimination of the credit available under Section 936 will not have a negative impact on Puerto Rico's economy and the credit quality (and value) of Puerto Rican bonds.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a stable outlook on Puerto Rico on April 26, 1994.

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





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


[LOGO]
EATON VANCE
-----------------
     Mutual Funds

                       EV MARATHON MUNICIPAL FUNDS
--------------------------------------------------------------------------------
                       PROSPECTUS
                       FEBRUARY 1, 1996

                       EV MARATHON CALIFORNIA MUNICIPALS FUND
                       EV MARATHON FLORIDA MUNICIPALS FUND
                       EV MARATHON MASSACHUSETTS MUNICIPALS FUND
                       EV MARATHON MISSISSIPPI MUNICIPALS FUND
                       EV MARATHON NEW YORK MUNICIPALS FUND
                       EV MARATHON OHIO MUNICIPALS FUND
                       EV MARATHON RHODE ISLAND MUNICIPALS FUND
                       EV MARATHON WEST VIRGINIA MUNICIPALS FUND





EV MARATHON
MUNICIPALS FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 0211

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 0211

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 0211
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, O.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                       M-TFC2/1P

                                EV TRADITIONAL
                               MUNICIPAL FUNDS
-------------------------------------------------------------------------------

  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND        EV TRADITIONAL NEW YORK MUNICIPALS FUND
  EV TRADITIONAL FLORIDA MUNICIPALS FUND           EV TRADITIONAL OHIO MUNICIPALS FUND
  EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND     EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND
  EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND

THE EV TRADITIONAL MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THE STATE TAXES DESCRIBED UNDER "THE FUNDS" INVESTMENT OBJECTIVES" IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated February 1, 1996 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                                          PAGE                                                       PAGE

Shareholder and Fund Expenses  .........................   2   How to Redeem Fund Shares ..........................   15
The Funds' Financial Highlights ........................   3   Reports to Shareholders ............................   16
The Funds' Investment Objectives .......................   5   The Lifetime Investing Account/Distribution
How the Funds and the Portfolios Invest                           Options .........................................   16
 their Assets ..........................................   5   The Eaton Vance Exchange Privilege .................   17
Organization of the Funds and the Portfolios ...........   9   Eaton Vance Shareholder Services ...................   18
Management of the Funds and the Portfolios .............  11   Distributions and Taxes ............................   18
Service Plans ..........................................  12   Performance Information ............................   19
Valuing Fund Shares ....................................  13   Statement of Intention and Escrow Agreement ........   20
How to Buy Fund Shares .................................  13   Appendix - State Specific Information ..............   21

-------------------------------------------------------------------------------
                        PROSPECTUS DATED FEBRUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  -------------------------------------------------------------------------------------------------------
  Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                     3.75%
  Sales Charges Imposed on Reinvested Distributions                                                  None
  Fees to Exchange Shares                                                                            None

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets)
  ---------------------------------------------------------------------------------------------------------------------------------
                                            CALIFORNIA   FLORIDA   MASSACHUSETTS MISSISSIPPI   NEW YORK      OHIO    WEST VIRGINIA
                                               FUND        FUND         FUND         FUND        FUND        FUND         FUND
  ---------------------------------------------------------------------------------------------------------------------------------
  Investment Adviser Fee (after any
  applicable fee reduction)                    0.50%       0.47%        0.46%        0.10%       0.47%       0.46%        0.16%
  Other Expenses (including Service Plan
  Fees and after expense reduction)            0.13        0.19         0.27         0.58        0.12        0.30         0.39
                                               ----        ----         ----         ----        ----        ----         ----
    Total Operating Expenses (after
      expense reductions)                      0.63%       0.66%        0.73%        0.68%       0.59%       0.76%        0.55%
                                               ====        ====         ====         ====        ====        ====         ====
  EXAMPLE
  ---------------------------------------------------------------------------------------------------------------------------------
   An investor would pay the following maximum initial sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each time period:
  ---------------------------------------------------------------------------------------------------------------------------------
                                            CALIFORNIA   FLORIDA   MASSACHUSETTS MISSISSIPPI   NEW YORK      OHIO    WEST VIRGINIA
                                               FUND        FUND         FUND         FUND        FUND        FUND         FUND
  ---------------------------------------------------------------------------------------------------------------------------------
   1 Year                                      $ 44        $ 44         $ 45         $ 44        $ 43        $ 45         $ 43
   3 Years                                       57          58           45           44          56          61           54
   5 Years                                       71          73           77           74          69          78           67
  10 Years                                      113         117          125          119         109         128          104

NOTES:
The table and the Example summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year, except that the Service Plan Fees have been estimated for the Massachusetts, Mississippi, Ohio and West Virginia Funds (assuming the Service Plan in effect for those Funds on February 1, 1996). Absent an expense allocation, the expenses and Total Operating Expenses of the following Funds would have been the following percentage of average daily net assets: California Fund Other Expenses and Total Operating Expenses would have been 1.10% and 1.60%, respectively; Florida Fund Other Expenses and Total Operating Expenses would have been 1.06% and 1.53%, respectively; and New York Fund Other Expenses and Total Operating Expenses would have been 0.82% and 0.94%, respectively.

Each Fund invests exclusively in its corresponding Portfolio. The Trustees believe the aggregate per share expenses of a Fund and its corresponding Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the type of securities being held by its corresponding Portfolio.


The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds" Financial Highlights", "Organization of the Funds and the Portfolios", "Management of the Funds and the Portfolios", "Service Plans" and "How to Redeem Fund Shares".


If shares of a Fund are purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a contingent deferred sales charge of 0.50% will be imposed on such redemption. See "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services."


Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 11.


Other investment companies with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements included in the Funds' annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon reports of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
-------------------------------------------------------------------------------

                             CALIFORNIA FUND            FLORIDA FUND          MASSACHUSETTS FUND         MISSISSIPPI FUND
                         ------------------------ ------------------------ ------------------------  ------------------------
                         YEAR ENDED SEPTEMBER 30, YEAR ENDED SEPTEMBER 30, YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30,
                         ------------------------ ------------------------ ------------------------  ------------------------
                            1995       1994*        1995       1994*         1995         1994*        1995         1994*
                          ---------   -------      -------   --------       -------      -------     --------      -------
NET ASSET VALUE,
  beginning of year       $   9.840   $10.000      $10.020    $10.000       $ 9.000      $10.000     $  8.920      $10.000
                          ---------   -------      -------    -------       -------      -------     --------      -------
INCOME FROM OPERATIONS:
 Net investment income    $   0.610   $ 0.209      $ 0.587    $ 0.288       $ 0.449      $ 0.350     $  0.426      $ 0.338
 Net realized and
  unrealized gain
  (loss) on investments       0.335    (0.158)       0.438      0.023++       0.283       (0.933)       0.391       (1.024)
                          ---------   -------      -------    -------       -------      -------     --------      -------
  Total income from
   operations             $   0.945   $ 0.051      $ 1.025    $ 0.311       $ 0.732      $(0.583)    $  0.817      $(0.686)
                          ---------   -------      -------    -------       -------      -------     --------      -------
LESS DISTRIBUTIONS:
 From net investment
  income                  $  (0.605)  $(0.209)     $(0.587)   $(0.288)      $(0.449)     $(0.350)    $ (0.426)     $(0.338)
 In excess of net
  investment income\3/                 (0.002)      (0.008)    (0.003)       (0.023)      (0.067)      (0.011)      (0.056)
 In excess of net
  realized capital
  gain on investments\3/      --         --           --         --           --           --           --           --
                          ---------   -------      -------    -------       -------      -------     --------      -------
  Total distributions     $  (0.605)  $(0.211)     $(0.595)   $(0.291)      $(0.472)     $(0.417)    $ (0.437)     $(0.394)
                          ---------   -------      -------    -------       -------      -------     --------      -------
ET ASSET VALUE,
 end of year              $  10.180   $ 9.840      $10.450    $10.020       $ 9.260      $ 9.000     $  9.300      $ 8.920
                          ---------   -------      -------    -------       -------      -------     --------      -------
TOTAL RETURN\1/               9.94%     0.50%       10.59%      3.10%         8.45%      (6.02)%        9.47%      (6.96)%

RATIOS/SUPPLEMENTAL DATA**:
 Net assets, end of
  year (000 omitted)      $   4,093   $ 3,101      $ 3,548    $ 1,246       $ 2,764      $ 3,743     $ 2,330       $ 2,800

 Ratio of net expenses
  to average daily net
  assets\2/                   0.63%     0.54%+       0.66%      0.50%+        1.53%        1.61%+       1.48%        1.24%+

 Ratio of net investment
  income to average daily
  net assets                  6.08%     5.60%+        5.68%      5.30%+        5.05%        4.55%+       4.79%        4.42%+

**For the periods indicated, the operating expenses of the Funds and the Portfolios reflects an allocation of expenses to the Investment Adviser and/or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been:

  NET INVESTMENT INCOME
   PER SHARE              $   0.513   $ 0.158       $ 0.497    $ 0.081       $ 0.405      $ 0.260     $  0.364      $ 0.246

  RATIOS (As a percentage
   of average daily net
   assets):
    Expenses\2/               1.60%     1.92%+        1.53%      2.48%+        2.02%        2.78%+       2.18%        2.45%+
    Net investment income     5.11%     4.22%+        4.81%      3.32%+        4.56%        3.38%+       4.09%        3.21%+

Footnotes:
  +Annualized.
 ++The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  *For the California, Florida, Massachusetts and Mississippi Funds, the Financial Highlights are for the period from the start of business, May 27, 1994, April 5, 1994, December 7, 1993 and December 7, 1993, respectively, to September 30, 1994.
\1/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
\2/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
\3/During the year ended September 30, 1993, (September 30, 1994 for the California Fund) the Fund adopted Statement of
   Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return
   of Capital Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
\4/Prior to February 1, 1996, the Massachusetts Fund and Mississippi Fund, each made distribution fee payments pursuant to a
   Distribution Plan.

------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            NEW YORK FUND                      OHIO FUND                  WEST VIRGINIA FUND
                                       ------------------------         ------------------------       ------------------------
                                       YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,
                                       ------------------------         ------------------------       ------------------------
                                        1995              1994*          1995             1994*          1995            1994*
                                        ----              -----         -----             ------         ----            -----
NET ASSET VALUE,
 beginning of year                     $9.780            $10.000         $8.940          $10.000        $8.980          $10.000
                                       ------            -------         ------          -------        ------          -------
INCOME FROM OPERATIONS:
  Net investment income                $0.583             $0.271         $0.428           $0.348        $0.427           $0.326
  Net realized and unrealized gain
    (loss) on investments               0.390             (0.214)         0.404           (0.992)        0.385           (0.959)
                                       ------            -------         ------          -------        ------          -------
    Total income from operations       $0.973             $0.057         $0.832          $(0.644)       $0.812          $(0.633)
                                       ======             ======         ======          =======        ======          =======
LESS DISTRIBUTIONS:
  From net investment income          $(0.583)           $(0.271)       $(0.428)         $(0.348)      $(0.427)         $(0.326)
  In excess of net investment
   income(3)                           (0.017)            (0.006)        (0.024)          (0.068)       (0.015)          (0.061)
  In excess of net realized capital
    gain on investments(3)             (0.003)               --             --                --            --               --
                                      -------            -------        -------          -------       -------          -------
    Total distributions               $(0.603)           $(0.277)       $(0.452)         $(0.416)      $(0.442)         $(0.387)
                                      -------            -------        -------          -------       -------          -------
NET ASSET VALUE, end of year          $10.150             $9.780        $ 9.320          $ 8.940       $ 9.350          $ 8.980
                                      =======             ======        =======          =======       =======          =======
TOTAL RETURN(1)                        10.32%              0.56%          9.64%          (6.75)%         9.35%          (6.53)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year
   (000 omitted)                       $4,427            $ 1,382         $2,168           $2,111        $1,032           $1,897
  Ratio of net expenses to
   average daily net assets(2)          0.59%              0.44%+         1.56%            1.60%+        1.35%            1.28%+
  Ratio of net investment income
   to average daily net assets          5.77%              5.36%+         4.76%            4.42%+        4.81%            4.53%+

**For the periods indicated, the operating expenses of the Funds and the Portfolios reflects an allocation of expenses to the
  Investment Adviser and/ or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been:

NET INVESTMENT INCOME PER SHARE        $0.512            $ 0.156         $0.336           $0.241        $0.318           $0.204
                                       ======            =======         ======           ======        ======           ======
  RATIOS (As a percentage of average
   daily net assets):
    Expenses(2)                         1.29%              2.71%+         2.58%            2.96%+        2.58%            2.66%+
    Net investment income               5.07%              3.09%+         3.74%            3.06%+        3.58%            3.15%+
Footnotes:
  +Annualized.
 ++The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  *For the New York, Ohio and West Virginia Funds, the Financial Highlights are for the period from the start of business, April
   15, 1994, December 7, 1993 and December 13, 1993, respectively, to September 30, 1994.
(1)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(2)Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3)During the year ended September 30, 1993, (September 30, 1994 for the California Fund) the Fund adopted Statement of Position
   (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital
   Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(4)Prior to February 1, 1996, the Ohio Fund and West Virginia Fund, each made distribution fee payments pursuant to a
   Distribution Plan.


THE FUNDS' INVESTMENT OBJECTIVES
------------------------------------------------------------------------------

The investment objective of each Fund is set forth below. Each Fund seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio") which invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.

EV TRADITIONAL CALIFORNIA MUNICIPALS FUND (the "California Fund") seeks to provide current income exempt from regular federal income tax and California State personal income taxes. The California Fund seeks to meet its objective by investing its assets in the California Municipals Portfolio (the "California Portfolio").

EV TRADITIONAL FLORIDA MUNICIPALS FUND (the "Florida Fund") seeks to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Florida Fund seeks to meet its objective by investing its assets in the Florida Municipals Portfolio (the "Florida Portfolio").


EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND (the "Massachusetts Fund") seeks to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Massachusetts Fund seeks to meet its objective by investing its assets in the Massachusetts Municipals Portfolio (the "Massachusetts Portfolio").

EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND (the "Mississippi Fund") seeks to provide current income exempt from regular federal income tax and Mississippi State personal income taxes. The Mississippi Fund seeks to meet its objective by investing its assets in the Mississippi Municipals Portfolio (the "Mississippi Portfolio").


EV TRADITIONAL NEW YORK MUNICIPALS FUND (the "New York Fund") seeks to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The New York Fund seeks to meet its objective by investing its assets in the New York Municipals Portfolio (the "New York Portfolio").


EV TRADITIONAL OHIO MUNICIPALS FUND (the "Ohio Fund") seeks to provide current income exempt from regular federal income tax and Ohio State personal income taxes. The Ohio Fund seeks to meet its objective by investing its assets in the Ohio Municipals Portfolio (the "Ohio Portfolio").

EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND (the "West Virginia Fund") seeks to provide current income exempt from regular federal income tax and West Virginia State personal income taxes. The West Virginia Fund seeks to meet its objective by investing its assets in the West Virginia Municipals Portfolio (the "West Virginia Portfolio").


HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS
------------------------------------------------------------------------------
EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, which may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

At least 75% of the net assets of the California Portfolio and Florida Portfolio, at least 70% of the net assets of the Massachusetts Portfolio and New York Portfolio, and at least 80% of the net assets of the Mississippi Portfolio, Ohio Portfolio and West Virginia Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below BBB or Baa are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.


MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.


Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1995, the Portfolios had invested in such obligations as follows (as a percentage of net assets): California Portfolio (18.0%); Florida Portfolio (18.9%); Massachusetts Portfolio (18.1%); Mississippi Portfolio (13.5%), New York Portfolio (4.82%); Ohio Portfolio (17.8%); and West Virginia Portfolio (16.6%). At September 30, 1995, the Portfolios limited their investment in obligations subject to the AMT to not more than 20% of net assets. The Portfolios are no longer subject to such limitation. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely affected by economic developments and by legislation and other governmental activities in that State. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of some of the economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. As "non-diversified" investment companies, each Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.


OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. The futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.


ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.

The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.


Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN A FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.


ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Funds) it is known as a "series company." Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.


SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in a Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in its corresponding Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimis amount of cash). Therefore, a Fund's interest in the securities owned by its corresponding Portfolio is indirect. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolios, see "The Funds" Investment Objectives" and "How the Funds and the Portfolios Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, and affords the potential for economies of scale for each Fund, at least when the assets of its corresponding Portfolio exceed $500 million.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. The investment objective and the nonfundamental investment policies of each Fund and Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of that Fund or the investors in that Portfolio, as the case may be. Any such change of an investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.


Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in a Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

Until 1992, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Funds may be subject to additional regulations than historically structured funds.


Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of a Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolios as partnerships for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of each Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between a Fund and its corresponding Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolios, see the Statement of Additional Information.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs and furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below. Categories (1) and (2) below do not apply to the California Portfolio and Category (3) is for daily net assets of the California Portfolio of up to $500 million.

                                                                                     ANNUAL        DAILY
  CATEGORY          DAILY NET ASSETS                                                 ASSET RATE    INCOME RATE
  ---------------------------------------------------------------------------------------------------------------
  1                 up to $20 million                                                0.100%        1.00%
  2                 $20 million but less than $40 million                            0.200%        2.00%
  3                 $40 million but less than $500 million                           0.300%        3.00%
  4                 $500 million but less than $1 billion                            0.275%        2.75%
  5                 $1 billion but less than $1.5 billion                            0.250%        2.50%
  6                 $1.5 billion but less than $2 billion                            0.225%        2.25%
  7                 $2 billion but less than $3 billion                              0.200%        2.00%
  8                 $3 billion and over                                              0.175%        1.75%

Each Portfolio paid advisory fees for the fiscal year ended September 30, 1995 equivalent to the annualized percentage of average daily net assets stated below:


                                         NET ASSETS AS OF
PORTFOLIO                               SEPTEMBER 30, 1995       ADVISORY FEE
-------------------------------------------------------------------------------
California .............................   $410,670,138             0.50%
Florida ................................   $712,203,136             0.47%
Massachusetts ..........................   $302,170,247             0.46%
Mississippi ............................   $ 28,992,960             0.22%\1/
New York ...............................   $652,736,309             0.47%
Ohio ...................................   $319,016,648             0.46%
West Virginia ..........................   $ 40,835,061             0.24%\2/

\1/To enhance the net income of the Mississippi Portfolio, BMR made a reduction of its advisory fee in the amount of $36,759.

\2/To enhance the net income of the West Virginia Portfolio, BMR made a reduction of its advisory fee in the amount of $32,526.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.


Nicole Anderes has acted as the portfolio manager of the New York Portfolio since January, 1994. She joined Eaton Vance and BMR as a Vice President in January 1994. Previously, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).


Timothy T. Browse has acted as the portfolio manager of the West Virginia Portfolio since it commenced operations. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987-1992).

Thomas J. Fetter has acted as the portfolio manager of the Florida and Ohio Portfolios since they commenced operations. He has been a Vice President of Eaton Vance since 1987 and of BMR since inception.

Robert B. MacIntosh has acted as the portfolio manager of the Massachusetts Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since joining the firm in 1991 and of BMR since its inception. Prior to joining Eaton Vance, he was a portfolio manager at Fidelity Management & Research Company (1986-1991).

Cynthia J. Clemson has acted as the portfolio manager of the Mississippi Portfolio since it commenced operations and the California Portfolio since February 1, 1996. She has been a Vice President of Eaton Vance and BMR since 1993 and an employee of Eaton Vance since 1985.


Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.


SERVICE PLANS
------------------------------------------------------------------------------
In addition to advisory fees and other expenses, each Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. EACH FUND'S PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented each Fund's Plan by authorizing the Fund to make service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed
 .20% (0.25% for the California Fund) of the Fund's average daily net assets for any fiscal year which is based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. For the fiscal year ended September 30, 1995, each Fund made service fee payments (as a percentage of average daily net assets) as follows: California Fund (0.01%); Florida Fund (0.01%); Massachusetts Fund (0.20% annualized); Mississippi Fund (0.20% annualized); New York Fund (0.01%); Ohio Fund (0.20% annualized); and West Virginia Fund (0.20% annualized). The service fee payments made by the Massachusetts, Mississippi, Ohio and West Virginia Funds were made pursuant to a prior version of the Plan. The Plan is described further in the Statement of Additional Information.

VALUING FUND SHARES
------------------------------------------------------------------------------

EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of a Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. A Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold.


The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:


                                       SALES CHARGE        SALES CHARGE        DEALER COMMISSION
                                       AS PERCENTAGE OF    AS PERCENTAGE OF    AS PERCENTAGE OF
  AMOUNT OF PURCHASE                   OFFERING PRICE      AMOUNT INVESTED     OFFERING PRICE
  ---------------------------------------------------------------------------------------------------
  Less than $50,000                    3.75%               3.90%               4.00%
  $50,000 but less than $100,000       2.75                2.83                3.00
  $100,000 but less than $250,000      2.25                2.30                2.50
  $250,000 but less than $500,000      1.75                1.78                2.00
  $500,000 but less than $1,000,000    1.25                1.27                1.50
  $1,000,000 or more                   0.00*               0.00*               0.50

*No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase. For the California Fund, Florida Fund and New York Fund, such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions within 18 months of purchase.


The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".


Shares of a Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolios; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with a Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, (3) where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days' prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge, and (4) to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with a Fund or its Principal Underwriter.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price shown above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Traditional [State name] Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Traditional [State name] Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM FUND SHARES
-------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the applicable Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.

If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. For the California Fund, Florida Fund and New York Fund such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions made within 18 months of purchase. In addition, certain shares of the Massachusetts Fund, Mississippi Fund, Ohio Fund and West Virginia Fund purchased prior to February 1, 1996 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a CDSC equal to 1% of the net asset value of redeemed shares. The CDSC will be retained by the Principal Underwriter. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. In addition, the CDSC applicable to shares of the Massachusetts Fund, Mississippi Fund, Ohio Fund and West Virginia Fund purchased prior to February 1, 1996 will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(3) as part of a minimum required distribution from other tax-sheltered retirement plans.


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUNDS' TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA, 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.


DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of each Fund may currently be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in States where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


Shares of a Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262- 1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. See "Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF A FUND, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption or repurchase proceeds in shares of a Fund. If a shareholder reinvests redemption proceeds within the 60 day period the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Sales charges paid upon a purchase of Fund shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of a Fund or of another fund are subsequently acquired pursuant to a Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, EACH FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS PARTNERSHIPS UNDER THE CODE, THE PORTFOLIOS DO NOT PAY FEDERAL INCOME OR EXCISE TAXES.


Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund. Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult their own tax advisers with respect to the State, local and foreign tax consequences of investing in a Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, EACH FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Each Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes that the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends are reinvested at the net asset value on the reinvestment dates during the period. Each Fund may publish annual and cumulative total return figures from time to time. Each Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.


Each Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period. If the expenses of a Fund or its corresponding Portfolio are paid by Eaton Vance, the Fund's performance will be higher.


STATEMENT OF INTENTION AND ESCROW AGREEMENT
------------------------------------------------------------------------------
TERMS OF ESCROW. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order.

When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.


PROVISION FOR RETROACTIVE PRICE ADJUSTMENT. If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

                                                                      APPENDIX

STATE SPECIFIC INFORMATION


Because each Portfolio will normally invest at least 65% of its assets in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico.

Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico. The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.

CALIFORNIA. California experienced severe economic and fiscal stress over the 1991-95 period. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. Unemployment was 8.8% in November 1995, compared to 7.7% in November 1994.

The weak economy seriously undermined the government's ability to accurately estimate tax revenues and increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants strained the State's welfare and health care systems. The result of these various problems was a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to an estimated 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a State.

The $2 billion budget deficit built up during the 1991 and 1992 fiscal years and was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. Growth in the State's employment base and attendant revenue growth, led to a current year surplus for fiscal year 1995. If fiscal year 1996 ends near budgeted levels, the accumulated budget deficit will be eliminated.

On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the federal aid. The Governor had proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but the proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.


On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

In early June 1995, the County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait one-year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs. On June 27, 1995 the voters in Orange County rejected a proposed one half cent increase in the sales tax, the revenues from which would have been used to help the County emerge from bankruptcy. The failure of this measure increases the likelihood that the County will default on some of their obligations and, more broadly, could have a negative impact on the perceived credit quality of municipal obligations throughout California. Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

As a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A1 by Moody's, from A+ to A by S&P, and from AA to A by Fitch.

CALIFORNIA TAXES. California law provides that dividends paid by the California Fund and designated by the California Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from regular federal income tax and California State personal income taxes, provided that at least 50% of the assets of the California Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains under the California personal income tax.


FLORIDA. Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. The lack of an income tax on individuals exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner. The General Fund budget for 1994-95 includes revenues of $14.6 billion and expenditures of $14.3 billion. Due to lower than expected revenue collections, revenue estimates have been reduced by 1.1% for 1994-95. Unencumbered reserves are projected to be $252.6 million, or 1.8% of expenditures for fiscal year 1995. The State's general revenue fund budget for fiscal year 1995-96 is estimated to include revenues of $15.0 billion (a 2.7% increase over fiscal year 1994- 95) and expenditures of $14.8 billion (a 3.5% increase over fiscal year 1994- 95). Unemployment in the State for November, 1995 was 5.3%, compared to the national unemployment rate of 5.6%.

In 1993, the Florida constitution was amended to limit the annual growth in the assessed valuation of residential property, which, over time, could constrain growth in property taxes, a major source of revenue for local governments. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.


General obligations of Florida are rated Aa, AA and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

FLORIDA TAXES. Based on an opinion of tax counsel, management believes that shareholders of the Florida Fund that are subject to the Florida intangibles tax will not be required to include the value of their Florida Fund shares in their taxable intangible property if all of the Florida Portfolio's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. Government obligations ("Florida obligations"). A ruling confirming this tax treatment is being requested from the Florida Department of Revenue. The Florida Portfolio will normally attempt to invest substantially all of its assets in Florida obligations, and it will ensure that all of its assets held on the annual assessment date are exempt from the Florida intangibles tax. Accordingly, the value of the Florida Fund shares held by a shareholder should under normal circumstances be exempt from the Florida intangibles tax.


MASSACHUSETTS. In recent years, the Commonwealth has experienced a significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate was 5.3% as of October, 1995, while the national unemployment rate was 5.5%.

Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit, certain Medicaid reimbursement payments for prior years and refunding bonds) was limited, for each subsequent fiscal year, to 105% of the previous fiscal year's limit. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. It is estimated that fiscal 1996 expenditures for direct Local Aid will be $3.242 billion, which is an increase of approximately 8.9% above the fiscal 1995 level.

General obligations of Massachusetts are rated A1, A+ and A+ by Moody's, S&P and Fitch, respectively.

MASSACHUSETTS TAXES. The Massachusetts Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Massachusetts Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Massachusetts Portfolio. The Ruling concludes that, provided that an investor in the Massachusetts Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law,
(1) dividends paid by such a RIC that are treated as tax-exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income. Because the Massachusetts Fund intends to continue to invest in the Massachusetts Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Massachusetts Fund's distributions to its shareholders of its allocable share of the interest received by the Massachusetts Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. Distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Massachusetts Portfolio and allocated to the Massachusetts Fund on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statues that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund included in a shareholder's Federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

Beginning in 1996, long-term capital gains will generally be taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. These new tax rates are, however, being challenged in litigation. It is not clear what Massachusetts tax rate will be applicable to capital gain dividends for taxable years beginning after 1995.

Distributions from the Massachusetts Fund will be included in net income, and in the case of intangible property corporations, shares of the Massachusetts Fund, will be included in net worth for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.

MISSISSIPPI. The State's economic outlook can be characterized as moving from rone of economic expansion to one of moderate growth. The manufacturing sector suffered modest declines in 1995, as a result of weak national retail sales and foreign competition. Employment in the paper industry has fallen 5% since the last quarter of 1994. Residential contruction experienced modest growth in 1995. Commercial construction remained healthy and is expected to continue to experience steady growth through 1996. The casino industry experienced a slowdown in early 1995, but appears to have returned to its more steady path of growth late in 1995. Also, the governmental and wholesale/retail trade and service sectors have had modest gains in employment in 1995. In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited relative strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. The construction and casino industries have also experienced growth recently.

All State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. As of June 30, 1995, the State's total bond indebtedness was $1.03 billion. For the fiscal year ended June 30, 1995, the constitutional debt limit was approximately $5.5 billion. State revenues were $7.4 billion as of June 30, 1995.

General obligations of Mississippi are rated AA-, and Aa by S&P and Moody's. S&P has a positive outlook for the State.

MISSISSIPPI TAXES. Under existing Mississippi law, interest received by a Mississippi resident individual upon the obligations of the State of Mississippi or political subdivisions thereof ("Mississippi obligations") are exempt from Mississippi income tax. A recently adopted Mississippi Income Tax Regulation provides a pass-through of the tax-exempt character of interest received by a regulated investment company, such as the Mississippi Fund, upon distribution to its shareholders where the Mississippi Fund directly owns such Mississippi tax-exempt obligations. Under the new regulation, a taxpayer's pro rata portion of interest dividends distributed by a regulated investment company is exempt from Mississippi income tax to the extent that such pro rata portion represents interest received by a regulated investment company from governmental securities which would be exempt for Mississippi income tax purposes if such governmental securities were directly held by the taxpayer. In this situation, however, the Mississippi Fund will not own the Mississippi tax-exempt obligations directly but will invest in the Mississippi Portfolio, which will own the Mississippi tax-exempt obligations. There is no law addressing the Mississippi income tax consequences to Mississippi resident individuals receiving interest dividends from a regulated investment company, such as the Mississippi Fund, that contributes its assets to a trust, such as the Mississippi Portfolio, in exchange for an interest therein where the trust owns Mississippi tax-exempt obligations and distributes the income therefrom to the regulated investment company. In 1993, the Mississippi State Tax Commission issued a ruling stating that a Mississippi resident taxpayer's pro rata portion of interest dividends distributed by the Mississippi Fund will be non-taxable to the extent that such pro rata portion represents interest received by the Mississippi Fund, either directly or through the Mississippi Portfolio, from Mississippi tax-exempt obligations, which would be exempt for Mississippi income tax purposes if such tax-exempt obligations were directly held by the taxpayer. In the opinion of Butler, Snow, O'Mara, Stevens & Cannada, PLLC, special Mississippi tax counsel to the Mississippi Fund, a Mississippi resident individual's pro rata portion of interest dividends distributed by the Mississippi Fund will be exempt from Mississippi income tax to the extent that such pro rata portion (i) is excluded from gross income under the Code and (ii) represents interest the Mississippi Fund receives, either directly or through the Mississippi Portfolio, from investments in Mississippi tax-exempt obligations.

NEW YORK. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. However, as the result of a recession ending in the first quarter of 1993, 560,000 jobs were lost statewide (equal to 6.7% of the peak employment figure for 1989). Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy expanded modestly during 1995, growing at a rate slower than the nation as a whole, and is expected to slow gradually during 1996. In the 1992-1993 fiscal year, however, the State began the process of financial reform. The State Financial Plans for the 1992-1993, 1993-1994 and 1994-1995 fiscal years produced positive fund balances at the end of all three fiscal years. The State, however, completed its 1994-1995 fiscal year with a General Fund operating deficit of $1.426 billion primarily due to the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year.


The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State. In some cases, the State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

Like the State, New York City has experienced financial difficulties in recent years owing, in part, to lower than anticipated revenues. Because New York City taxes comprise 40% of the State's tax base, the City's difficulties adversely affect the State.


In June, 1995, the Governor approved the 1995-1996 budget, which included adoption of a three-year 20% reduction in the State's personal income tax. In combination with business tax reductions enacted in 1994, State taxes will be reduced by $5.5 billion by the 1997-1998 fiscal year. The 1995-1996 State Financial Plan, based on the enacted 1995-1996 budget, includes gap-closing actions to offset a projected budget gap of $5 billion, the largest in the State's history.

The Governor has submitted his 1996-1997 budget proposal earlier than required by State Law, hoping the State legislature will approve it prior to the beginning of the fiscal year. The Governor's proposed 1996-1997 budget identifies a potential budget gap of approximately $3.9 billion and includes a gap-closing program to eliminate such gap. There can be no assurances that the Governor's budget proposals will be adopted, or the gap-closing program can be implemented, as proposed.

New York's general obligations are rated A, A- and A+ by Moody's, S&P and Fitch, respectively. S&P currently assesses the rating outlook for New York obligations as "positive." New York City obligations are rated Baa1, BB+ and A- by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service.

NEW YORK TAXES. Based upon the advice of tax counsel, the management of the New York Fund believes that under New York law dividends paid by the New York Fund are exempt from New York State and New York City income tax for individuals who reside in New York to the extent such dividends are excluded from gross income for Federal income tax purposes and are derived from interest payments on obligations exempt from regular Federal income tax, and New York State and City income taxes. Other distributions from the New York Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax. Individuals subject to income taxation by states other than New York will realize a lower after-tax return than individuals subject to tax by New York State since the dividends distributed by the New York Fund generally will not be exempt, to any significant degree, from income taxation by such other states. Interest on indebtedness incurred or continued to purchase or carry New York Fund shares is not deductible for New York personal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the New York Fund should consult their tax advisors before purchasing New York Fund shares.

OHIO. The State's economy is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. The State's 1994-95 biennium ended June 30, 1995 with a General Revenue Fund balance of $928 million, of which $535.2 million has been transferred into the Budget Stabilization Fund (a cash and budgetary management fund, which had a January 4, 1996 balance of over $828 million).

General obligations of Ohio are rated Aa and AA by S&P and Moody's, respectively (except that highway obligations are rated Aaa by S&P). Fitch does not currently rate the State's general obligations.

OHIO TAXES. In the opinion of special tax counsel to the Ohio Fund, Squire, Sanders & Dempsey, under Ohio law, individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions determined, to the extent the Ohio Fund invests in the Ohio Portfolio, by treating the Ohio Fund as owning its proportionate share of the assets owned by the Ohio Portfolio.

WEST VIRGINIA. The West Virginia economy is heavily dependent on the resource-based industries, specifically coal, chemical and steel. Although the State's economy has begun to rebound from the economic recession, the State unemployment rate remains significantly above the national average. For August, 1995, the State unemployment rate was 8.2% down from the August, 1994 level of 8.5%, but well above the national average of 5.6%. The service and wood sectors and tourism are expected to lead the improving State economy. The manufacturing sector has contracted in past years, and mining employment is 16% below the level which existed in 1990. Per capita income for the state is approximately 78% of the national average.

Despite attempts to make State government more efficient, the State continues to experience revenue shortfalls. In addition, the State was faced with significant unfunded liabilities in its Workers Compensation Fund, Teachers Retirement Fund and certain other retirement systems in 1992. A Public Retirement Task Force was established to examine the State's retirement systems and to make recommendations to place the systems on a sound financial basis. The current status of this situation was unavailable. In 1994, the State established a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At June 30, 1995, the estimated balance in the Fund was $63.7 million or 2.8% of appropriations.

The West Virginia Supreme Court of Appeals recently declared a School Building Authority to be unconstitutional. Although prior issuances were unaffected by the ruling, the State cannot issue lease obligations going forward. There can be no assurance as to the level of future debt borrowing and the possible implications on the financial position of the State.

General obligations of West Virginia are currently rated A+, A1 and A+, by S&P, Moody's and Fitch, respectively.

WEST VIRGINIA TAXES. In the opinion of Bowles, Rice, McDavid, Graff & Love, special West Virginia tax counsel to the West Virginia Fund, under existing West Virginia law, in 1991 the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 91-002 which was declared to be of precedential value. This Technical Assistance Advisory addresses liability for West Virginia personal income tax on interest and dividend income received by investors in regulated investment companies. Accordingly, under existing law, as long as the West Virginia Fund qualifies as a separate "regulated investment company" under the Code, that portion of exempt-interest dividends that represents interest income received by the West Virginia Fund from obligations of the United States and its possessions and interest or dividend income received by the West Virginia Fund on obligations or securities of any authority commission or instrumentality of the United States or of the State of West Virginia, which is exempt from West Virginia State income tax by Federal or West Virginia law, is exempt from West Virginia Personal Income Tax. This exemption does not apply to any portion of interest income on obligations of any state other than West Virginia, regardless of any exemption provided under Federal law. In the event the West Virginia Fund fails to qualify as a separate "regulated investment company", the foregoing exemption may be unavailable or substantially limited.

The Technical Assistance Advisory contains a more specific, although nonexclusive, list of obligations and authorities which are exempt from taxation. The Technical Assistance Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the West Virginia Fund to purchase or carry shares of the West Virginia Fund will not be deductible for West Virginia income purposes.

PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for Nobember, 1995 was approximately 13.4%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The federal budget proposals currently being considered by the U.S. Congress include the elimination of Section 936, a federal tax credit program credited with encouraging development in Puerto Rico. The fate of Section 936 cannot be determined at this time. There can be no assurance that the elimination of the credit available under Section 936 will not have a negative impact on Puerto Rico's economy and the credit quality (and value) of Puerto Rican bonds.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a stable outlook on Puerto Rico on April 26, 1994.

[LOGO]

EATON VANCE
-------------------
       MUTUAL FUNDS

EV TRADITIONAL
MUNICIPAL
FUNDS








PROSPECTUS
FEBRUARY 1, 1996





EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
EV TRADITIONAL FLORIDA MUNICIPALS FUND
EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND
EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND
EV TRADITIONAL NEW YORK MUNICIPALS FUND
EV TRADITIONAL OHIO MUNICIPALS FUND
EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND



EV TRADITIONAL
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110


-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                T-7TFC2/1P

                     MASSACHUSETTS MUNICIPAL BOND PORTFOLIO

         MASSACHUSETTS MUNICIPAL BOND PORTFOLIO (THE "FUND") IS A NO-LOAD MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND MASSACHUSETTS STATE PERSONAL INCOME TAXES. THE FUND INVESTS ITS ASSETS IN MASSACHUSETTS MUNICIPALS PORTFOLIO (THE "PORTFOLIO"), A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

         This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information for the Fund dated February 1, 1996, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
Shareholder and Fund Expenses.............   2      How to Buy Fund Shares....................  13
The Fund's Financial Highlights...........   3      How to Redeem Fund Shares.................  14
The Fund's Investment Objective...........   4      Reports to Shareholders...................  16
How the Fund and the Portfolio                      The Lifetime Investing Account/
 Invest their Assets......................   4         Distribution Options...................  16
Organization of the Fund                            Eaton Vance Shareholder Services..........  17
 and the Portfolio........................   9      Distributions and Taxes...................  18
Management of the Fund and the Portfolio..   11     Performance Information...................  20
Valuing Fund Shares.......................  12


--------------------------------------------------------------------------------
                        PROSPECTUS DATED FEBRUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
    Sales Charges Imposed on Purchases of Shares                      None
    Sales Charges Imposed on Reinvested Distributions                 None
    Fees to Exchange Shares                                           None

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
    (as a percentage of average daily net assets)
    Investment Adviser Fee                                           0.46%

    Other Expenses (after expense reduction)                         0.17%
         Total Operating Expenses (after reduction)                  0.63%


EXAMPLE                                             1 YEAR    3 YEARS   5 YEARS    10 YEARS
-------                                             ------    -------   -------    --------

An investor would pay the following expenses
on a $1,000 investment, assuming (a) 5% annual
return and (b) redemption at the end of each period:  $6        $20       $35         $79

Notes:

         The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designated to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year. Absent an expense allocation to the Administrator, Other Expenses would have been 0.42% and Total Operating Expenses would have been 0.88% of the Fund's average daily net assets.

         The Fund invests exclusively in the Portfolio. The Trustees believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the type of securities being held by the Portfolio.

         The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio" and "Management of the Fund and the Portfolio".


         The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 11.

         Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Fund's Principal Underwriter, Eaton Vance Distributors, Inc.
--------------------------------------------------------------------------------

                                                     Year Ended September 30
                                                  ------------------------------
                                                    1995      1994       1993*
                                                  -------    -------    -------
NET ASSET VALUE, beginning of year                $ 9.220    $10.260    $10.000
                                                  -------    -------    -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                          $ 0.546    $ 0.548    $ 0.141
   Net realized and unrealized gain
   (loss) on investments                            0.290     (1.026)     0.284
                                                  -------    -------    -------
     Total income (loss) from operations          $ 0.836    $(0.478)   $ 0.425
                                                  -------    -------    -------


LESS DISTRIBUTIONS:
   From net investment income                     $(0.546)   $(0.548)   $(0.141)
   In excess of net investment income(3)             --      $(0.004)    (0.024)
   In excess of net realized gain on
    investments(3)                                   --       (0.010)       --
                                                  -------    -------    -------
     Total distributions                          $(0.546)   $(0.562)   $(0.165)
                                                  -------    -------    -------


NET ASSET VALUE, end of year                      $ 9.510    $ 9.220    $10.260
                                                  =======    =======    =======

TOTAL RETURN(2)                                     9.37%     (4.79%)      4.04%
RATIOS/SUPPLEMENTAL DATA(**)
   Net assets, end of period (000 omitted)        $ 7,186    $ 9,338    $ 5,063
   Ratio of net expenses to average daily
    net assets(1)                                   0.63%      0.60%     1.21%+
   Ratio of net investment income to average
    daily net assets                                5.93%      5.65%     4.80%+

** For the years ended September 30, 1995 and 1994, the operating expenses of the Fund reflect a reduction of expenses by the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                   $ 0.523    $ 0.498
                                                  =======    =======
RATIOS (As a percentage of average net assets):
     Expenses(1)                                    0.88%      1.12%
     Net investment income                          5.68%      5.13%


  * For the period from the start of business, June 17, 1993, to September 30, 1993.
  +  Annualized.
(1) Includes the Fund's share of Massachusetts Municipals Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total Return is computed on a non-annualized basis.
(3) The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.


THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND MASSACHUSETTS STATE PERSONAL INCOME TAXES. The Fund seeks to meet its investment objective by investing its assets in the Massachusetts Municipals Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Portfolio's Investment Adviser.


HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
--------------------------------------------------------------------------------


THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND MASSACHUSETTS STATE PERSONAL INCOME TAXES. The foregoing policy is a fundamental policy of both the Fund and the Portfolio, which may not be changed unless authorized by a vote of the shareholders of the Fund or the investors in the Portfolio, as the case may be.

         At least 70% of the Portfolio's net assets will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of the Portfolio's net assets may be invested in obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below BBB or Baa are commonly known as "junk bonds". The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation, revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in obligations issued by the Commonwealth of Massachusetts or its political subdivisions.

         Interest income from certain municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1995, the Portfolio had 18.1% of its net assets in such obligations. At September 30, 1995, the Portfolio limited its investment in obligations subject to the AMT to not more than 20% of net assets. The Portfolio is no longer subject to such limitation. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

CONCENTRATION. The Portfolio may invest 25% or more of its assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As the Portfolio's concentration increases, so does the potential for fluctuation in the value of the Fund's shares.

         Because the Portfolio will normally invest at least 65% of its assets in Massachusetts, it is susceptible to factors affecting Massachusetts. The Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. Set forth below is certain economic and tax information concerning Massachusetts and Puerto Rico. The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of Massachusetts. Massachusetts political subdivisions may have different ratings which are unrelated to the ratings assigned to municipal obligations.

         In recent years, the Commonwealth has experienced a significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service- based industries. The unemployment rate was 5.3% as of October, 1995, while the national unemployment rate was 5.5%.

         Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit, certain Medicaid reimbursement payments for prior years and refunding bonds) was limited, for each subsequent fiscal year, to 105% of the previous fiscal year's limit. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. It is estimated that fiscal 1996 expenditures for direct Local Aid will be $3.242 billion, which is an increase of approximately 8.9% above the fiscal 1995 level.

         As of the date of this Prospectus, general obligations of the Commonwealth of Massachusetts were rated A1, A+ and A+ by Moody's, S&P and Fitch, respectively.

         The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for November, 1995 was approximately 13.4%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The federal budget proposals currently being considered by the U.S. Congress include the elimination of Section 936, a federal tax credit program credited with encouraging economic development in Puerto Rico. The fate of Section 936 cannot be determined at this time. There can be no assurance that the elimination of the credit available under Section 936 will not have a negative impact on Puerto Rico's economy and the credit quality (and value) of Puerto Rican bonds.


         S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a stable outlook on Puerto Rico on April 26, 1994.


NON-DIVERSIFIED STATUS. As a "non-diversified" investment company, the Portfolio may invest, with respect to 50% of its assets, more than 5% (but not more than 25%) of its assets in the securities of any issuer. The Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, the Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting Massachusetts issuers.


OTHER INVESTMENT PRACTICES

         The Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payments and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon deliver the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. The Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to under perform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may alter this tendency, however. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. The Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. The Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Portfolio. Distributions by the Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.


ADDITIONAL RISKS CONSIDERATIONS

         Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. The Portfolio may invest up to 30% of its net assets in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

         The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by the Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. The Portfolio's holdings of obligations rated below investment grade generally will be less than 35% of its net assets. In the event the rating of an obligation held by the Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the foregoing limitation.

         The net asset value of shares of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by the Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal interest may also affect the value of the Portfolio's investments. The amount of information about he financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in share of the Fund will not constitute a complete investment program.


         At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.


         The secondary market for some municipal obligations issued within Massachusetts (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Portfolio will not invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.


         Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not e able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Some of the securities in which the Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount form face value and pay interest only at maturity rather than at intervals during the life of the security. The Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Portfolio may have to sell other investments to obtain cash needed to make income distributions.

         The Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

         THE FUND AND THE PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND THE PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN THE FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVES WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND - AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Fund has one class of shares of beneficial interest, an unlimited number of which may be issued. Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Fund and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rate in the net assets of the Fund available for distribution to shareholders.

         THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.


SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may hold a de minimis amount of cash). Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective" and "How the Fund and the Portfolio Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.


         The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as will as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

         The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.


         Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110
(617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

         Until 1992, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.


         The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

         Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs and furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of:

         (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

         (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                 ANNUAL           DAILY
                                                 ASSET            INCOME
CATEGORY         DAILY NET ASSETS                 RATE             RATE
--------         ----------------                 ----             ----
1       up to $20 million                        0.100%           1.00%
2       $20 million but less than $40 million    0.200%           2.00%
3       $40 million but less than $500 million   0.300%           3.00%
4       $500 million but less than $1 billion    0.275%           2.75%
5       $1 billion but less than $1.5 billion    0.250%           2.50%
6       $1.5 billion but less than $2 billion    0.225%           2.25%
7       $2 billion but less than $3 billion      0.200%           2.00%
8       $3 billion and over                      0.175%           1.75%

         As at September 30, 1995, the Portfolio had net assets of $302,170,247. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees equivalent to 0.46% of the Portfolio's average daily net assets.


         BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

         Robert B. MacIntosh has acted as the portfolio manager of the Portfolio since it commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since its inception. Prior to joining Eaton Vance, he was a portfolio manager at Fidelity Management & Research Company (1986-1991).


         Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.


         The Trust has retained the services of Eaton Vance to act as its Administrator. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

         The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

         Orders must be received by the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share.


         The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio), based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

The Trustees of the Trust have determined that shares of the Fund shall only be available to employees of Eaton Vance Corp. (and its affiliates, including subsidiaries), clients of Eaton Vance Corp. (and its affiliates, including subsidiaries) and certain institutional investors.

         Investors may purchase shares of the Fund without a sales charge at the net asset value per share of the Fund next determined after an order is effective as described under "Other Purchase Procedures" below. An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investment of $50 or more at any time. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services". The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

PURCHASES BY WIRE: Investors may purchase shares by requesting their bank to transmit immediately available funds (Federal funds) by wire to: ABA #011001438, Federal Reserve Bank of Boston, A/C Investors Bank & Trust Company, Further Credit Massachusetts Municipal Bond Portfolio, A/C #[Insert your account number
- see below].

         Upon making an initial investment by wire, you must first telephone the Order Department of the Fund (800-225-6265, extension 3) to advise of your action and to be assigned an account number. If you neglect to make the telephone call, it may not be possible to process your order promptly. In addition, the Account Application form which accompanies this Prospectus should be promptly forwarded to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104.

         Additional investments may be made at any time through the wire procedure described above. The Fund Order Department must be immediately advised by telephone (800-225-6265, extension 3) of each transmission of funds by wire.

         Purchases received by wire by 4:00 P.M. on any business day are invested at the net asset value determined at 4:00 P.M. the same day.

PURCHASES BY MAIL: For an initial purchase by mail, the Account Application form which accompanies this Prospectus should be completed, signed and mailed with a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of Massachusetts Municipal Bond Portfolio to: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104.

         Additional purchases may be made at any time by mailing a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of Massachusetts Municipal Bond Portfolio at the above address. The account to which the subsequent purchase is to be credited should be identified as to the name(s) of the registered owner(s) and by account number.


PURCHASES IN EXCHANGE FOR SECURITIES: IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


         Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, together with a completed and signed Letter of Transmittal in approved form, as follows:

         IN THE CASE OF BOOK ENTRY:
             Deliver through Depository Trust Co.
             Broker #2212
             Investors Bank & Trust Company
             For A/C Massachusetts Municipal Bond Portfolio

         IN THE CASE OF PHYSICAL DELIVERY:
             Investors Bank & Trust Company
             Attention:  Massachusetts Municipal Bond Portfolio
             Physical Securities Processing Settlement Area
             89 South Street
             Boston, MA 02111

         Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, are advised to contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

OTHER PURCHASE PROCEDURES: The Fund intends at all times to be as fully invested as is feasible in order to maximize its earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by the Fund only if the Fund has received payment in cash or in federal funds. If remitted in other than the foregoing manner, such as by money order or personal check, purchase orders will be executed as of the close of business on the second Boston business day after receipt. Information on how to procure a Federal Reserve Draft or to transmit federal funds by wire is available at your bank. The bank may charge for these services.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

         Within seven days after receipt of a redemption request in good order by First Data Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

REDEMPTIONS BY WIRE: Shareholders who have given authorization in advance may request that redemption proceeds of $1,000 or more be wired directly to their bank account. This request may generally be made by letter or telephone to the Fund Order Department at 800-225-6265, extension 3. However, shareholders holding certificates for shares in the Fund must return such certificates in properly endorsed form requesting redemption prior to being eligible to have redemption proceeds wired directly to their bank account. To use this service a shareholder must designate his bank and bank account number on the Account Application form used to open an account. The bank designated may be any bank in the United States.

         Redemption requests received will be processed at 4:00 P.M. and the redemption proceeds will be wired on the next business day. The shareholder may be required to pay any costs of such transaction; however, no such costs are currently charged. The Fund will limit this method of paying redemptions to shares purchased with cash, Federal Reserve Draft, by wire with federal funds, or by other means when payment for shares purchased has been assured. The Fund reserves the right at any time to suspend or terminate the expedited payment procedure; however, the Fund would provide reasonable advance notice (in no event less than 30 days) of its intention to suspend or terminate this procedure. The Fund will process redemption instructions received by telephone if the shareholder has authorized telephone redemptions when completing the Account Application form. However, the Fund will not process redemption requests by telephone if share certificates have been issued to such shareholders. The responsibility for the authenticity of redemption instructions received by telephone is discussed under "Eaton Vance Shareholder Services - Exchange Privilege".

REDEMPTIONS BY CHECK: To sell shares by writing a check, shareholders holding shares for which certificates have not been issued may appoint Boston Safe Deposit and Trust Company ("Boston Safe") their agent and may request on the Account Application form that Boston Safe provide them with special forms of checks drawn on Boston Safe. These checks may be made payable by the shareholder to the order of any person in any amount of $500 or more. When a check is presented to Boston Safe for payment, the number of full and fractional shares required to cover the amount of the check will be redeemed from the shareholder's account by Boston Safe as the shareholder's agent. Through this procedure the shareholder will continue to be entitled to distributions paid on shares up to the time the check is presented to Boston Safe for payment. If the amount of the check is greater than the value of the shares held in the shareholder's account for which the Fund has collected payment, the check will be returned and the shareholder may be subject to extra charges.

         The shareholder will be required to execute signature cards and will be subject to Boston Safe's rules and regulations governing such checking accounts. There is no charge to shareholders for this service. This service may be terminated or suspended at any time by the Fund or Boston Safe.

         If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

         Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of Fund shares.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and State tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

         At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to First Data Services Group.

         Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

         THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

         Share Option - Dividends and capital gains will be reinvested in additional shares.

         Income Option - Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

         Cash Option - Dividends and capital gains will be paid in cash.

         The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

         If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

         DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL - FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to First Data Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time - whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING - FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required.


EXCHANGE PRIVILEGE: You may currently exchange your Fund shares for shares of any of the following funds at their respective net asset value per share: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, the sales charge payable on the shares being acquired). These offers are available only in States where shares of the fund being acquired may be legally sold.


         Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

         First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Services Group for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from your financial service firm or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

         Shares of certain other open-end funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares at their respective net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

         Telephone exchanges are accepted by First Data Investor Services Group, provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Services Group at 800-262-1122 or, within Massachusetts 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. The Fund anticipates that for tax purposes the entire distribution, whether taken in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders for federal income tax purposes, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the transfer agent. Shareholders of the Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

         In order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attribute to such share.

         AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO ALSO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.

         Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund. Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

MASSACHUSETTS TAXES. The Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Portfolio. The Ruling concludes that, provided that an investor in the Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law, (1) dividends paid by such a RIC that are treated as tax-exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income. Because the Fund intends to continue to invest in the Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Fund's distributions to its shareholders of its allocable share of the interest received by the Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. The Fund has also been advised by its legal counsel that distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Portfolio and allocated to the Fund on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Fund included in a shareholder's federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.


         Beginning in 1996, long-term capital gains will generally be taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. These new tax rates are, however, being challenged in litigation. It is not clear what Massachusetts tax rate will be applicable to capital gain dividends for taxable years beginning after 1995.


         Distributions from the Fund will be included in net income, and in the case of intangible property corporations, shares of the Fund will be included in net worth for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.

         Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The current yield for the Fund will be calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The total return calculation assumes a complete redemption of the investment. The Fund may also publish annual and cumulative total return figures from time to time.




         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what an investor's yield or total return may be in any future period. If the expenses of the Fund are paid by Eaton Vance, the Fund's performance will be higher.

INVESTMENT ADVISER OF                                MASSACHUSETTS MUNICIPAL
MASSACHUSETTS MUNICIPALS PORTFOLIO                   BOND PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110


ADMINISTRATOR OF MASSACHUSETTS
MUNICIPAL BOND PORTFOLIO
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN                                                     PROSPECTUS
Investors Bank & Trust Company
89 South Street                                               FEBRUARY 1, 1996
Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS

Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

MASSACHUSETTS MUNICIPAL BOND PORTFOLIO
24 FEDERAL STREET
BOSTON, MA 02110

                                                   MMBP

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 1, 1996

                           EV CLASSIC MUNICIPAL FUNDS

                      EV CLASSIC CALIFORNIA MUNICIPALS FUND
                       EV CLASSIC FLORIDA MUNICIPALS FUND
                       EV CLASSIC NEW YORK MUNICIPALS FUND
                   EV CLASSIC RHODE ISLAND MUNICIPALS FUND
                                24 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund") and certain other series of Eaton Vance Municipals Trust (the "Trust"). As described in the Prospectus, each Fund invests its assets in a separate registered investment company (a "Portfolio") with the same investment objective and policies as the Fund. Each Fund's Part II (a "Part II") provides information solely about a Fund and its corresponding Portfolio. Where appropriate Part I includes cross-references to the relevant sections of Part II.


                                TABLE OF CONTENTS
PART I                                                       Page
Additional Information about Investment Policies ......         1
Investment Restrictions ...............................         8
Trustees and Officers .................................         9
Investment Adviser and Administrator ..................        10
Custodian .............................................        13
Service for Withdrawal ................................        13
Determination of Net Asset Value ......................        14
Investment Performance ................................        14
Taxes .................................................        16
Principal Underwriter .................................        17
Distribution Plan .....................................        18
Portfolio Security Transactions .......................        20
Other Information .....................................        21
Independent Certified Public Accountants ..............        22
Financial Statements ..................................        22
Appendix ..............................................        23

PART II
EV Classic California Municipals Fund .................       a-1
EV Classic Florida Municipals Fund ....................       b-1
EV Classic New York Municipals Fund ...................       c-1
EV Classic Rhode Island Municipals Fund ...............       d-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information. This Statement of Additional Information is sometimes referred to as the "SAI".


    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED FEBRUARY 1, 1996 AS SUPPLEMENTED FROM TIME TO TIME. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART I


    The following provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.


               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is also exempt from federal income taxes and is not a tax preferred item for purposes of the federal alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the federal alternative minimum tax. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adusted current earnings" for purposes of the federal alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).


    Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.


    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.


RISKS OF CONCENTRATION


Municipal Obligations of a Particular State. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in particular State issuers of municipal obligations, see "Risks of Concentration" in the Fund's Part II.

Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in industrial revenue bonds might involve (without limitation) the following risks.


    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.


    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.


Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"). Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.


    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The November, 1995 unemployment rate was 13.4%.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. A reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that changes in the tax treatment of Puerto Rico will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require ratification by the U.S. Congress.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. In September 1995, St. Thomas and St. John were hit by a hurricane and sustained extensive damage. The longer term impact on the tourism industry is not yet known. There can be no assurances that the market for USVI bonds will not be affected. In general, hurricanes and civil unrest have and will continue to have an adverse affect on the tourism industry.

    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced a budget deficit in fiscal years 1989 and in 1990: in 1989 due to wage settlements with the unionized government employees and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).


    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1994, the financial position of Guam was weakened as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.


MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.


    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.


INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).


CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.


    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


WHEN ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.


VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.


LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.


SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").


    Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                             INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:


    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate, (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund; the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this SAI means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to State obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                              TRUSTEES AND OFFICERS


    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (54), Vice President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated, Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (52), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.


ROBERT B. MACINTOSH (39), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV, and an employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.


JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary on March 27, 1995.


ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodubury was elected Assistant Secretary on June 19, 1995.


    For any additional officers of the Portfolio, see "Additional Officer Information" in the Fund's Part II.


    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the Administrator on behalf of the Fund and the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.


    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 31 long-term state portfolios, 3 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manager, see the Prospectus.


    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


    Robert B. MacIntosh is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: Hawaii, Louisiana, Massachusetts, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.

    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.


    David C. Reilly is a Vice President of Eaton Vance and BMR. Mr. Reilly, a Chartered Financial Analyst, received a B.S. from Skidmore College. He is a member and former President of the Boston Municipal Analysts Forum. He also holds memberships in the Boston Securities Analysts Society and the Financial Analysts Federation.


    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.

    A commitment may be made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    The Investment Advisory Agreement with BMR may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of January 31, 1996, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Browse, Fetter, MacIntosh, Metzold, Murphy, O'Connor, Reilly and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas operations. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                    CUSTODIAN


    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other members of the Eaton Vance organization, owns approximately 13% of the stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or Portfolio and IBT under the Investment Company Act of 1940. For the custody fees that the Portfolio and the Fund paid to IBT, see "Fees and Expenses" in the Fund's Part II.


                             SERVICE FOR WITHDRAWAL

    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                             INVESTMENT PERFORMANCE

    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and a complete redemption of the investment and, if applicable, the deduction of the contingent deferred sales charge at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of the contingent deferred sales charge imposed on certain redemptions of shares within one year of their purchase. See "How to Redeem Fund Shares" in the Prospectus. A taxable-equivalent yield is computed by dividing the tax-exempt yield by 1 minus a stated rate. For the yield and taxable-equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.


    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investor's should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month. See "Distributions and Taxes" in the Fund's current Prospectus. For the Fund's distribution rate and effective distribution rate, see "Performance Information" in the Fund's Part II.


    The Fund's total return may be compared to relevant indicies, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services Inc., CDA/Wiesenberger or Morningstar, Inc.). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

    Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.


    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the tax equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."


                                      TAXES


    See "Distributions and Taxes" in the Fund's current Prospectus.


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1995 (see the Notes to the Financial Statements incorporated by reference in this SAI). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                              PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II.

                                DISTRIBUTION PLAN


    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid and payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges therefore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.


    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Classic Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan. (For shares sold prior to January 30, 1995, Plan payments are as follows: the Principal Underwriter pays monthly sales commissions and service fee payments to Authorized Firms equivalent to approximately .75% and .20% (.25% for the California Fund), respectively, annualized of the assets maintained in the Fund by their customers beginning at the time of sale. No payments were made at the time of sale and there is no contingent deferred sales charge.)

    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to .95% (1.00% for the California Fund) of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in the Fund's Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from the sale of Fund shares and through the amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts therefore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                         PORTFOLIO SECURITY TRANSACTIONS

     Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                                OTHER INFORMATION


    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Trust is organized as a Massachusetts business trust. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.


    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS


    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche, LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.

                                    APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS+

                         MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


--------------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


                         STANDARD & POOR'S RATINGS GROUP


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.


                          FITCH INVESTORS SERVICE, INC.


INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC CALIFORNIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from California State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the California Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers. Neither the Trust nor the Portfolio has independently verified this information.

  Constitutional Limitations on Taxes and Appropriations
Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

    Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

    Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years.

    Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.


  Obligations of the State of California
    As of August 1, 1995, the State had approximately $19.0 billion of general obligation bonds outstanding, and $1.1 billion remained authorized but unissued. In addition, as of June 30, 1995, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt has gradually risen in recent years: from approximately $15.9 billion in 1991-92 to approximately $19.2 billion in 1994-95. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.


    As of the date of this Statement of Additional Information, general obligation bonds issued by the State of California are rated A1, A, A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.


  Recent Financial Results
    From the 1990-91 fiscal year through the 1994-95 fiscal year, the State faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession and continued through the end of 1993. Following Department of Finance projections that non-farm employment levels would be stable in 1994, employment grew 3% between November 1993 and November 1994. However, unemployment was well above the national average through 1994.

    The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992- 93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year was only about $522 million. Thus, the accumulated budget deficit at June 30, 1994 was approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.

    The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

    1994-95 Budget. The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the past three years. The budget recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget projected operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. The Budget Act projected the effective receipt of about $770 million from the federal government, $360 million of which is to reimburse the State's costs for immigrant-related expenses and the balance is attributable to federal subventions thus reducing State expenditures. Little or none of this money is now expected to be received. The Legislature took no action on a proposal in the January Governor's budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The Governor's 1995-96 budget proposal of January, 1995 included an upward revision of General Fund revenues to $42.4 billion for the 1994-95 fiscal year.

    The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. Although, the 1994-95 Budget Act contains no tax increases, under legislation enacted for the 1993-94 budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year. The 1994-95 budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year. The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

    1995-96 Budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. General Fund revenues and transfers were budgeted at $44.1 billion, a 3.5% increase over 1994-95. Expenditures were budgeted at $43.4 billion, a 4% increase. The accumulated deficit is projected to be eliminated and a small surplus of $28 million is expected to be available in the Special Fund for Economic Uncertainties. Through November, 1995, General Fund revenues were $707 million, or 4.5%, above budgeted amounts.


  Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

  Economy
    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $683 billion in 1993, accounts for about 13% of all personal income in the nation.


    Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is recovering from its worst recession since the 1930s. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade. California's unemployment rate was 8.8% in November, 1995, compared to the previous year's level of 7.7%.


  Other Considerations
    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments which caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

    Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    In early June, 1995, Orange County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait a year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs.

    The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.


    Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the state and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the State. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be underfunded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.


    Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

    Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

    Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.

    Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

    On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

    The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $410,670,138. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $2,121,262 (equivalent to 0.50% of the Portfolio's average daily net assets for such year). For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,141,013 (equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid BMR advisory fees of $2,149,273 (equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995, the six month period ended September 30, 1994 and for the period from the start of business, December 3, 1993, to the fiscal year ended March 31, 1994, $39,199, $29,004 and $2,670, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $20,715 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $21,336. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $400 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $331,000 (which amount was equivalent to 12.0% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $7,029, of which $6,837 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $110 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,526 and the Portfolio incurred custody fees of $187,581, which were reduced by fee credits of $47,611.


BROKERAGE
    For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and of the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight .............    $0          $3,690(2)         $135,000(4)
Samuel L. Hayes, III .........     0           3,659(3)          150,000(5)
Norton H. Reamer .............     0           3,633             135,000
John L. Thorndike ............     0           3,748             140,000
Jack L. Treynor ..............     0           3,841             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,237 of deferred compensation.
(3) Includes $1,178 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Cynthia J. Clemson (32) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since February 1, 1996. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from December 19, 1985 through September 30, 1995 and for the five and one year periods ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 3, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                                  VALUE OF A $1,000 INVESTMENT

                                           VALUE BEFORE      VALUE AFTER        TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                             DEDUCTING       DEDUCTING          DEDUCTING THE CDSC          DEDUCTING THE CDSC*
  INVESTMENT    INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC*     --------------------------  --------------------------
    PERIOD         DATE      INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  -----------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund**       12/19/85      $1,000        $1,833.06        $1,833.06        83.31%        6.39%         83.31%         6.39%
5 Years
Ended
9/30/95**         9/30/90      $1,000        $1,374.89        $1,374.89        37.49%        6.56%         37.49%         6.56%
1 Year
Ended
9/30/95**         9/30/94      $1,000        $1,083.18        $1,073.18         8.32%        8.32%          7.32%         7.32%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
*  No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.32%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.32% would be 6.96%, assuming a combined federal and State tax rate of 37.90%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 22, 1995) was 4.95%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.06%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 68.83% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the 1996 regular federal income tax rates and California State income tax laws and tax rates applicable for 1995.

                                                                                      A FEDERAL AND CALIFORNIA STATE
                                                        COMBINED                           TAX EXEMPT YIELD OF:
       SINGLE RETURN             JOINT RETURN          FEDERAL AND        4%      4.5%      5%      5.5%      6%     6.5%     7%
---------------------------  ---------------------      CA STATE        -----------------------------------------------------------
                (TAXABLE INCOME*)                     TAX BRACKET+            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------------------------------------  -----------------   -----------------------------------------------------------
             Up to $ 24,000         Up to $ 40,100        20.10%          5.01%    5.63%    6.26%    6.88%   7.51%   8.14%   8.76%
        $ 24,001 - $ 58,150    $ 40,101 - $ 96,900        34.70           6.13     6.89     7.66     8.42    9.19    9.95   10.72
        $ 58,151 - $121,300    $ 96,901 - $147,700        37.90           6.44     7.25     8.05     8.86    9.66   10.47   11.27
        $121,301 - $263,750    $147,701 - $263,750        43.04           7.02     7.90     8.78     9.66   10.53   11.41   12.29
            Over - $263,750        Over - $263,750        46.24           7.44     8.37     9.30    10.23   11.16   12.09   13.02

* Net amount subject to federal and California personal income tax after deductions and exemptions.

+ The combined tax brackets are calculated using the highest California State rate within the bracket. Taxpayers with taxable income within each bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined tax bracket and taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36% and
  39.6% over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including California State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC FLORIDA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Fund currently seeks to achieve its investment objective by investing its assets in the Florida Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Florida considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Florida issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Florida issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Florida is characterized by rapid population growth and substantial capital needs which are being funded through more frequent debt issuance and pay-as-you-go financing. The State of Florida operates on the basis of a fiscal biennium for its appropriations and expenditures and is constitutionally bound to maintain a balanced budget. The State's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. A constitutional amendment would therefore be necessary to impose such an income tax. Only seven states currently do not impose income taxes on individuals. The lack of an income tax on individuals exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

    In 1993, the Florida constitution was amended to limit the annual growth in the assessed valuation of residential property, which, over time, could constrain growth in property taxes, a major source of revenue for local governments. In 1994, the Florida constitution was amended to limit State revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.

    Florida tourism appears to be suffering the effects of negative publicity regarding crime against tourists in the State, "product maturity," higher prices and more aggressive marketing by competing vacation destinations. Although Florida experienced a 4.0% drop in the number of tourists visiting the State in the fiscal year 1993-94, the State anticipates an increase in the number of visiting tourists in the current and succeeding fiscal years. The number of visiting tourists is expected to increase by 0.1% and 4.3% during fiscal years 1995-96 and 1996-97, respectively. The total number of visiting tourists is expected to reach 41.4 million and 43.2 million during fiscal years 1995-96 and 1996-97, respectively.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, the total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5%, and in 1994, the share had edged downward to nearly 5%. This trend is expected to continue as Florida's economy continues to diversify.


                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $712,203,136. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,433,489 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,644,215 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $2,024,390 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995 and for the period from the start of business, December 3, 1993, to the fiscal year ended September 30, 1994, $24,340 and $15,286, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $45,896 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $46,646. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $917 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $713,000 (which amount was equivalent to 13.6% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $12,466, of which $12,152 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $180 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,886, which were reduced by fee credits of $1,183 and the Portfolio incurred custody fees of $231,473, which were reduced by fee credits of $220,751.

BROKERAGE
    For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and of the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight .............      $34          $4,291(2)      $135,000(4)
Samuel L. Hayes, III .........       32           4,239(3)       150,000(5)
Norton H. Reamer .............       32           4,200          135,000
John L. Thorndike ............       32           4,322          140,000
Jack L. Treynor ..............       35           4,464          140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,439 of deferred compensation.
(3) Includes $1,333 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 28, 1990 through September 30, 1995 and for the five- and one-year periods ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 3, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.


                                                  VALUE OF A $1,000 INVESTMENT

                                           VALUE BEFORE      VALUE AFTER        TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                             DEDUCTING       DEDUCTING          DEDUCTING THE CDSC          DEDUCTING THE CDSC*
  INVESTMENT    INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC*     --------------------------  --------------------------
    PERIOD         DATE      INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  -----------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund**        8/28/90      $1,000        $1,457.27        $1,457.27        45.73%        7.66%         45.73%         7.66%
5 Years
Ended
9/30/95**         9/30/90      $1,000        $1,458.76        $1,458.76        45.88%        7.83%         45.88%         7.83%
1 Year
Ended
9/30/95**         9/30/94      $1,000        $1,097.21        $1,087.21         9.72%        9.72%          8.72%         8.72%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
*  No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.40%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.40% would be 6.38%, assuming a federal tax rate of 31%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 22, 1995) was 4.87%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.98%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 46.0% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, National Financial Services Corporation for the benefit of Lake Placid Holding Company, Lake Placid, FL was the record owner of 7.1% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Florida Tax Free Fund to EV Classic Florida Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE

    The tables below give the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and the Florida intangibles tax laws and tax rates applicable for 1996.

                                                         You are in
If the taxable income on       Or the taxable income    this federal              In your bracket, a tax-free yield of
 your single return is*       on your joint return is*    bracket        4%     4.5%     5%     5.5%     6%     6.5%     7%
----------------------------  ------------------------  ------------  ------------------------------------------------------
                                                                           equals that of a taxable investment yielding
               Up to $24,000          Up to $40,100        15.00%      4.71%   5.29%   5.88%   6.47%   7.06%   7.65%   8.24%
           $ 24,001-$ 58,150      $ 40,101-$ 96,900        28.00       5.56    6.25    6.94    7.64    8.33    9.03    9.72
           $ 58,151-$121,300      $ 96,901-$147,700        31.00       5.80    6.52    7.25    7.97    8.70    9.42   10.14
           $121,301-$263,750      $147,701-$263,750        36.00       6.25    7.03    7.81    8.59    9.38   10.16   10.94
               Over $263,750          Over $263,750        39.60       6.62    7.45    8.28    9.11    9.93   10.76   11.59

If the taxable income on       Or the taxable income                              In your bracket, a tax-free yield of
 your single return is*       on your joint return is*                   4%     4.5%     5%     5.5%     6%     6.5%     7%
----------------------------  ------------------------             ----------------------------------------------------------------
                                                                   tax equivalent yield reflecting exemption from intangibles tax:**
               Up to $24,000          Up to $40,100                    4.95%   5.54%   6.13%   6.71%   7.30%   7.89%   8.48%
           $ 24,001-$ 58,150      $ 40,101-$ 96,900                    5.85    6.54    7.23    7.93    8.62    9.31   10.01
           $ 58,151-$121,300      $ 96,901-$147,700                    6.10    6.83    7.55    8.27    9.00    9.72   10.44
           $121,301-$263,750      $147,701-$263,750                    6.58    7.36    8.14    8.92    9.70   10.48   11.26
               Over $263,750          Over $263,750                    6.97    7.80    8.62    9.45   10.28   11.10   11.93

 *Net amount subject to federal personal income tax after deductions and exemptions.
**A Florida intangibles tax on personal property of $2.00 per $1,000 is generally imposed after exemptions on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. An example of the effect of the Florida intangibles tax on the tax brackets of Florida taxpayers is as follows. A $10,000 investment subject to the tax would require payment of $20 annually in intangibles taxes. If the investment yielded 5.5% annually or $550, the intangibles tax as a percentage of income would be
  $20/$550 or 3.64%. If a taxpayer were in the 36% federal income tax bracket, assuming the intangibles taxes were deducted as an itemized deduction on the federal return, the taxpayer would be on a combined federal and Florida State tax bracket of 38.33%
  [36% + (1 - .36) X 3.64%] with respect to such investment. A Florida taxpayer whose intangible personal property is exempt or partially exempt from tax due to the availability of exemptions will have a lower taxable equivalent yield than indicated above.

Note: The federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single and joint filers with adjusted gross incomes in excess of $117,950 and $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account the Florida intangibles tax, state or local taxes, if any, payable on Fund distributions to individuals who are not Florida residents, or intangibles taxes, if any, imposed under the laws of other states. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC NEW YORK MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and New York City and New York State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the New York Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain New York considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New York issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The recession lasted longer in New York and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been below the national average primarily due to significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy expanded modestly during 1995 with a pronounced slow-down during the course of the year and is expected to slow gradually during 1996. The unemployment rate for the State for 1995 and 1996 is projected to be 6.5% and 6.9%, respectively, compared to the projected national unemployment rate of 5.6% and 5.8% for 1995 and 1996, respectively. New York City's unemployment rate was 8.0% in October 1995, down from 8.2% a year earlier.


    For the fiscal year 1991-92, the State incurred an operating deficit in the General Fund of $575 million, which, after a $44 million withdrawal from the Tax Stabilization Reserve Fund, was financed through the public issuance of $531 million of 1992 Deficit Notes on March 30, 1992.

    In the 1992-1993 fiscal year, the State began the process of financial reform closing the fiscal year with fund surpluses totalling $738 million. The 1992-1993 fiscal year marked the first time in four years that the State did not have to issue deficit notes to close a budget gap.

    The 1993-1994 fiscal year ended with combined fund balances of $1.539 billion due to an improving national economy, State employment growth, better than projected tax collections and disbursements that were below projections.


    The 1994-1995 fiscal year, which included tax reductions of $476 million, closed with the General Fund in balance and positive fund balances of $157 million and $1 million in the Tax Stabilization Reserve Fund and the Contingency Reserve Fund, respectively. The General Fund, however, suffered an operating deficit of $1.426 billion primarily due to the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year. Tax revenues for the fiscal year fell short of original projections by $1.16 billion, the shortfall being offset by disbursements which were lower than projected and planned spending reductions.


    The 1995-1996 fiscal year budget, adopted in June 1995, includes a planned three-year 20% reduction in the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations. The 1995-1996 State Financial Plan, based on the enacted budget, includes gap-closing actions to offset a previously projected budget gap of $5 billion, the largest in the State's history. Such gap-closing actions include, among others, substantial reductions in social and medical entitlement programs, reductions in State services and capital programs and increased lottery revenues. There can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1995-1996 fiscal year.


    The Governor submitted his proposed budget for the 1996-1997 fiscal year budget earlier than required by State law hoping the State legislature will adopt the budget prior to the beginning of the fiscal year on April 1, 1996. The Governor's proposed 1996-1997 budget identifies a potential budget gap of approximately $3.9 billion and proposes significant expenditure reductions in the State's health, welfare and educational programs and projects significant increases in federal health aid to eliminate the potential budget gap. There can be no assurances that the Governor's budget proposals will be adopted as proposed, the expenditure reductions can be implemented as envisioned or that increases in federal aid will materialize as expected.


    During the past several years, the State has been forced to borrow on a seasonal basis due to cash flow timing problems. In June, 1990, the Local Government Assistance Corporation ("LGAC") was formed as a public benefit corporation for the purpose of issuing long term obligations designed to eliminate this need. The legislation which created the LGAC specified that the obligations will be amortized over no more than 30 years and put a $4.7 billion dollar cap, net of LGAC proceeds, on the seasonal borrowing program. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. This cap may be exceeded in cases where the Governor and the legislature have certified the need for additional borrowing and have devised a method for reducing it back to the cap no later than the fourth fiscal year after the limit is exceeded. If this cap were to be exceeded, it could result in action by the rating agencies which could adversely affect prices of bonds held by the Portfolio.


    In 1975, New York City encountered severe financial difficulties which impaired and continues to impair the borrowing ability of the City. For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City implemented various actions to close budget gaps of $3.3 billion, $2.1 billion and $3.5 billion for the 1992, 1994 and 1995 fiscal years, respectively. Such actions included, among others, tax increases, service and personnel reductions, productivity savings, debt refinancings, asset sales and cost savings related to employee benefits. The City's financial plan for the 1996 fiscal year sets forth gap-closing actions to close a previously projected budget gap of $3.1 billion for the 1996 fiscal year. Such actions, include, among others, substantial reductions in entitlement programs, service and personnel reductions and cost saving initiatives related to labor and pension costs and increases in certain lease and fee payments due the City. The City currently projects budget gaps of $1.4 billion, $2.3 billion and $2.7 billion for its 1997, 1998 and 1999 fiscal years, respectively. The City's gap-closing plans for the 1997 through 1999 fiscal years include reductions in City agency expenditures and cost saving actions related to entitlement programs and procurement. There can be no assurance that additional gap-closing measures will not be required, the implementation of which could adversely affect the City's economic base, and there is no assurance that such measures will enable the City to achieve a balanced budget, as required by State law, for any of the 1996 through 1999 fiscal years. The fiscal health of New York City, which is the largest issuer of municipal bonds in the country and a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout the State. Bond values of the Municipal Assistance Corporation, the State of New York, the New York Local Government Assistance Corporation, the New York State Dormitory Authority -- City University, the New York City Municipal Water Finance Authority and The Metropolitan Transportation Authority would be particularly affected by serious financial difficulties encountered by New York City. The Portfolio could be expected to hold bonds issued by many, if not all of these issuers, at any given time.


    Moody's rates the City's general obligation bonds "Baa1" and Fitch rates such bonds "A-". On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on obligations held by the Portfolio.

    The State's economic and fiscal viability are mutually and intricately tied to those of its authorities and localities, which make up the major portion of State bond issuance. Any serious financial difficulties encountered by these entities, including their inability to access capital markets, would have a significant, adverse effect upon the value of bonds issued elsewhere within the State and thus upon the value of the interests in the Portfolio. State plans to reduce aid to local cities and towns may have a negative impact on municipal finances and ratings throughout the State. Such ratings changes could erode the value of their bonds and/or lead to defaults.

    The State either guarantees or supports lease-purchase agreements or contractual obligations, financing arrangements or through moral obligation provisions, a large amount of Authority indebtedness. While debt service is normally paid out of revenues generated by the projects of the Authorities, the State has, from time to time, had to appropriate amounts to enable the Authorities to meet their financial obligations and, in some cases, to prevent default. Certain authorities continue to show financial weakness due to the economy.

                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $652,736,309. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,031,508 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,073,565 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,755,148 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995, and for the period from the start of business, December 6, 1993, to the fiscal year ended September 30, 1994, $24,385 and $16,232, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $39,375 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $42,135. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $100 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995 the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $467,000 (which amount was equivalent to 8.6% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $11,259, of which $10,360 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $122.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,321 which were reduced by fee credits of $2,868 and the Portfolio incurred custody fees of $221,548 which were reduced by fee credits of $220,048.


BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994 and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
  Donald R. Dwight ..........     $34         $4,093(2)          $135,000(4)
  Samuel L. Hayes, III ......      32          4,048(3)           150,000(5)
  Norton H. Reamer ..........      32          4,013              135,000
  John L. Thorndike .........      32          4,133              140,000
  Jack L. Treynor ...........      35          4,257              140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,373 of deferred compensation.
(3) Includes $1,302 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Nicole Anderes (34) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 30, 1990 through September 30, 1995 and for the one- and five-year periods ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 6, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                                  VALUE OF A $1,000 INVESTMENT

                                           VALUE BEFORE                         TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                                 DE-        VALUE AFTER DE-        DEDUCTING CDSC             DEDUCTING CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF    DUCTING CDSC     DUCTING CDSC*   --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund**        8/30/90       $1,000        $1,499.06        $1,499.06        49.91%        8.28%         49.91%        8.28%
5 Years
Ended
9/30/95**         9/30/94       $1,000        $1,506.55        $1,506.55        50.66%        8.52%         50.66%        8.52%
1 Year
Ended
9/30/95**         9/30/94       $1,000        $1,094.48        $1,084.48         9.45%        9.45%          8.45%        8.45%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * No CDSC is imposed on certain redemptions. See the Fund's current prospectus.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.31%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.31% would be 7.10%, assuming a combined federal and State tax rate of 39.32%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 22, 1995) was 4.85%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.96%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 30.1% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date, the following shareholders owned of record the percentages of outstanding shares indicated after their names: Design Tex Fabrics Inc., Attn: Mark Gray, New York, NY 10014-4810 (9.8%), and Vector Magnetics Inc., Ithaca, NY 14850 (6.3%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic New York Tax Free Fund to EV Classic New York Municipals Fund on December 8, 1995.

                         TAX EQUIVALENT YIELD TABLES

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State and New York City income tax laws in effect for 1996.

                                                      COMBINED
                                                      FEDERAL,
       SINGLE RETURN             JOINT RETURN         NY STATE     A FEDERAL, NEW YORK STATE AND NEW YORK CITY TAX EXEMPT YIELD OF:
---------------------------  --------------------    AND NY CITY   ----------------------------------------------------------------
                (TAXABLE INCOME*)                   TAX BRACKET+       4%      4.5%      5%      5.5%      6%      6.5%      7%
-------------------------------------------------   ------------   ----------------------------------------------------------------
                                                                               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
             Up to $ 24,000        Up to $ 40,100       24.79%         5.32%     5.98%    6.65%    7.31%    7.98%    8.64%    9.31%
        $ 24,001 - $ 58,150   $ 40,101 - $ 96,900       36.30          6.28      7.06     7.85     8.63     9.42    10.20    10.99
        $ 58,151 - $121,300   $ 96,901 - $147,700       38.99          6.56      7.38     8.20     9.02     9.83    10.65    11.47
        $121,301 - $263,750   $147,701 - $263,750       43.41          7.07      7.95     8.84     9.72    10.60    11.49    12.37
              Over $263,750         Over $263,750       46.60          7.49      8.43     9.36    10.30    11.24    12.17    13.11

* Net amount subject to federal, New York State and New York City personal income tax (including New York City personal income tax surcharges) after deductions and exemptions.
+ Thefirst two combined tax brackets are calculated using the highest State rate (7.125% effective annualized State tax rate based on a rate of 7.5% for the first 3 months of the 1996 tax year and 7.0% for the remaining 9 months) and the highest City rate
  (including surcharges) applicable at the upper portion of such bracket. Taxpayers with taxable income below the highest dollar amount in the two lowest brackets may have a lower combined tax bracket and taxable equivalent yield than indicated above. The applicable State and City rates are at their maximum (7.125% and 4.457%, respectively) throughout all other brackets.

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State income tax laws in effect for 1996.

                                                     COMBINED
       SINGLE RETURN             JOINT RETURN       FEDERAL AND           A FEDERAL AND NEW YORK STATE TAX EXEMPT YIELD OF:
---------------------------  --------------------    NY STATE       --------------------------------------------------------------
                (TAXABLE INCOME*)                  TAX BRACKET+         4%      4.5%      5%      5.5%      6%      6.5%      7%
-------------------------------------------------  ------------     --------------------------------------------------------------
                                                                               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
             Up to $ 24,000        Up to $ 40,100       21.06%         5.07%     5.70%    6.33%    6.97%    7.60%    8.23%    8.87%
        $ 24,001 - $ 58,150   $ 40,101 - $ 96,900       33.13          5.98      6.73     7.48     8.22     8.97     9.72    10.47
        $ 58,151 - $121,300   $ 96,901 - $147,700       35.92          6.24      7.02     7.80     8.58     9.36    10.14    10.92
        $121,301 - $263,750   $147,701 - $263,750       40.56          6.73      7.57     8.41     9.25    10.09    10.94    11.78
              Over $263,750         Over $263,750       43.90          7.13      8.02     8.91     9.80    10.70    11.59    12.48

* Net amount subject to federal and New York State and personal income tax after deductions and exemptions.
+ Thefirst combined tax bracket is calculated using the highest State rate (7.125% effective annualized State tax rate based on a rate of 7.5% for the first 3 months of the 1996 tax year and 7.0% for the remaining 9 months) within the bracket. Taxpayers with taxable income below the highest dollar amount in the first bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The applicable State rate is the maximum rate, 7.125%, throughout all other brackets. The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New York State and New York City personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The above-indicated combined federal and New York State/City income brackets assume State and City taxes are itemized deductions and do not take into account the effect of a reduction in the deductibility of itemized deductions (including New York State and City Income Taxes) for taxpayers with adjusted gross income in excess of $117,950, nor do they reflect phaseout of personal exemptions for single and joint filers with adjusted gross income in excess of $117,950 and $176,950, respectively. The effective combined tax brackets and equivalent taxable yields of taxpayers who do not itemize or who are subject to such limitations will be higher than those indicated above. In addition, investors who do not itemize deductions on their federal income tax returns will have higher combined brackets and equivalent taxable yields than indicated above.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC RHODE ISLAND MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Rhode Island Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION


    The following information as to certain Rhode Island considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Rhode Island issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Rhode Island issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The economic slowdown beginning in 1989 resulted in significant State budget constraints. Declining State revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. State law requires that the State end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. In response to this legal mandate and overall budgetary pressures, the State has undertaken a variety of strong financial management controls and initiatives, including reducing expenditures, improving revenue estimating procedures and increasing taxes.


    The 1993 fiscal year budget contained a number of revenue raising components, including a temporary 32% "piggyback" personal income tax rate for federal liability greater than $15,000, initiating video lottery games at two existing gambling sites, levying new health care provider assessments on nursing homes and certain outpatient care facilities (but not hospitals), and increasing estimated "disproportionate share" reimbursements, a substantial portion of which is expected to be one-time. In 1993, the State recorded an $8.4 million operating surplus, boosting the undesignated general fund balance to $8.7 million. Audited expenditures in excess of revenues were $5.2 million drawing down the General Fund balance to $3.5 million. The 1995 budget includes budgeted reserves of $46.5 million (equal to 3% of fiscal 1995 expenditures).

    The collapse of Rhode Island Share and Indemnity Corporation, a private insurer ("RISDIC"), at the end of December 1990 precipitated the closure on January 1, 1991 of financial institutions with total deposit liabilities of approximately $1.7 billion. The resulting banking crisis presented risks of short-term dislocation in many parts of the State which the State sought to address through the creation of the Rhode Island Depositors Economic Protection Corporation ("DEPCO"). Through DEPCO, the State's efforts to address the crisis were directed at minimizing the larger economic risks as well as alleviating the social costs from the potential loss of personal savings for many individual depositors. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to the affected depositors through the reopening, sale or liquidation of the closed institutions. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million. The necessary steps to resolve the crisis, including the property management and disposition programs to be conducted by DEPCO in its efforts to meet the cash requirements for depositor repayments, are under way. DEPCO has incurred approximately $494.2 million in outstanding debt. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds.

    The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A1 by Moody's Investors Services, Inc. and AA- "with a stable outlook" from Standard & Poor's Ratings Group.

    Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases by municipalities to an increase no greater than 5 1/2% over the previous year. However tax levy or rate increases of greater than 5 1/2% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5 1/2%. This limitation may also be exceeded in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.

    In recent years, Rhode Island has relieved its cities and towns from a portion of the costs of major public expenditures through the assumption of costs and services by the State. However, the economic downturn affecting the State's revenue base necessitated a reduction in aid by the State in fiscal year 1991. Under the fiscal year 1995 budget, State aid to municipalities is slated to be $469.6 million.

    The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program, which amounted to $268.7 million in 1990 and $295.2 million in 1991, reimburses communities on the basis of the relationship between the number of students and the property wealth of the community and its personal income. Communities are guaranteed a minimum reimbursement of 15 percent of eligible expenditures of the second prior year for fiscal year 1993 and 9 percent thereafter. The fiscal 1993 budget modified formulas related to the disbursement of funds under the major education aid programs. Under the modifications, greater aid would be distributed to those communities with less property wealth. The Governor's fiscal year 1994 budget proposal would further modify the allocation formula with the result that 21 communities would receive less State assistance in fiscal year 1994 than they were allocated in fiscal year 1993. In addition to school aid, the State provides a general revenue sharing program for local governments which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. In addition, the State provides municipal aid programs which include reimbursement to local governments for their cost of carrying out certain State mandates. For fiscal year 1992, $6.0 million was appropriated. No funds were appropriated for fiscal year 1993. However, the 1991 General Assembly passed legislation that provides that commencing in the fiscal year 1994, municipalities will receive 1% of total State tax revenues. The formula for the 1995 education aid budget established a Poverty Weight Fund (PWF). Of the $414.7 million budgeted for educational aid, $46.1 million was distributed through the PWF. The Governor's recommended budget for fiscal year 1996 increases school aid by $22.9 million (5.3%), including $20.7 million in operations aid, which will be distributed through the PWF.


                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $42,905,967. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $100,476 (equivalent to 0.25% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $50,721. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $63,773 (equivalent to 0.21% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. For the period from the Portfolio's start of business June 11, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $4,206 (equivalent to 0.15% (annualized) of the Portfolio's average net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee, and BMR was allocated expenses related to the operation of the Portfolio in the amount of $3,373. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in
Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator receives no compensation for providing administrative services to the Fund. For fiscal year ended September 30, 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $20,429 and $18,025, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $24,223 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $25,614. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $186 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $340,000 (which amount was equivalent to 11.2% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $6,823, of which $6,465 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $115.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,503 which were reduced by fee credits of $561 and the Portfolio incurred custody fees of $25,652 which were reduced by fee credits of $16,510.


BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994 and for the period from the start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
  Donald R. Dwight ...........     $0          $336(2)         $135,000(4)
  Samuel L. Hayes, III .......      0           324(3)          150,000(5)
  Norton H. Reamer ...........      0           316             135,000
  John L. Thorndike ..........      0           321             140,000
  Jack L. Treynor ............      0           346             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $113 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Nicole Anderes (34) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from June 11, 1993 through September 30, 1995 and for the one-year period ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.


                                                  VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            VALUE BEFORE      VALUE AFTER          DEDUCTING CDSC             DEDUCTING CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF   DEDUCTING CDSC   DEDUCTING CDSC*  --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund**        6/11/93       $1,000        $1,057.34        $1,057.34        5.73%         2.44%         5.73%         2.44%
1 Year
Ended
9/30/95**         9/30/94       $1,000        $1,090.04        $1,080.04        9.00%         9.00%         8.00%         8.00%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
**If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.61%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.61% would be 7.30%, assuming a combined Federal and State tax rate of 36.88%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 22, 1995) was 4.82%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.93%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 72.1% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION


    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Rhode Island Tax Free Fund to EV Classic Rhode Island Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Rhode Island State income tax laws and tax rates applicable for 1996.

                                                                           A FEDERAL AND RHODE ISLAND STATE
                                                COMBINED                         TAX EXEMPT YIELD OF:
    SINGLE RETURN          JOINT RETURN        FEDERAL AND        4%     4.5%     5%     5.5%     6%     6.5%     7%
-------------------    -------------------      RI STATE        ------------------------------------------------------
            (TAXABLE INCOME*)                  TAX BRACKET+            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------   ---------------   -------------------------------------------------------
     Up to $ 24,000         Up to $ 40,100       18.51%          4.91%   5.52%   6.14%   6.75%   7.36%   7.98%   8.59%
$ 24,001 - $ 58,150    $ 40,101 - $ 96,900       33.54           6.02    6.77    7.52    8.28    9.03    9.78   10.53
$ 58,151 - $121,300    $ 96,901 - $147,700       36.88           6.34    7.13    7.92    8.71    9.51   10.30   11.09
$121,301 - $263,750    $147,701 - $263,750       42.34           6.94    7.80    8.67    9.54   10.41   11.27   12.14
      Over $263,750          Over $263,750       46.18           7.43    8.36    9.29   10.22   11.15   12.08   13.01

* Net amount subject to federal and Rhode Island personal income tax after deductions and exemptions.

+ The combined tax rates assume a Rhode Island rate of 27.5% of federal income tax liability and that Rhode Island taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Rhode Island State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Rhode Island personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Rhode Island personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

[LOGO]

EV CLASSIC MUNICIPAL FUNDS
-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 1, 1996




EV CLASSIC CALIFORNIA MUNICIPALS FUND
EV CLASSIC FLORIDA MUNICIPALS FUND
EV CLASSIC NEW YORK MUNICIPALS FUND
EV CLASSIC RHODE ISLAND MUNICIPALS FUND




EV CLASSIC
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                 C-TFC2/1SAI

EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

        - EV Classic California Municipals Fund
        - EV Classic Florida Tax Free Fund
        - EV Classic Massachusetts Tax Free Fund
        - EV Classic Mississippi Tax Free Fund
        - EV Classic New York Tax Free Fund
        - EV Classic Ohio Tax Free Fund
        - EV Classic Rhode Island Tax Free Fund
        - EV Classic West Virginia Tax Free Fund

--------------------------------------------------------------------------------

                              [GRAPHIC OF A DOOR]

--------------------------------------------------------------------------------


                            ANNUAL SHAREHOLDER REPORT

                               SEPTEMBER 30, 1995

                                Table of Contents

ITEM                                                                      PAGE
Year-end results, listed by state ......................................    2
President's letter to shareholders .....................................    3
Management Reports:
       EV Classic California Municipals Fund ...........................    4
       EV Classic Florida Tax Free Fund .................................   5
       EV Classic Massachusetts Tax Free Fund ...........................   6
       EV Classic Mississippi Tax Free Fund .............................   7
       EV Classic New York Tax Free Fund ................................   8
       EV Classic Ohio Tax Free Fund ....................................   9
       EV Classic Rhode Island Tax Free Fund ............................  10
       EV Classic West Virginia Tax Free Fund ...........................  11
       Financial Results ...............................................   12

INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT

                                        FINANCIAL DATA:                                                    TAX DATA:
------------------------------------------------------------------------------------------------------------------------------------
RESULTS FOR THE YEAR                                       Fund's                                        The after-tax
ENDING SEPTEMBER 30, 1995   Dividends paid  Fund's NAV  distribution                  If your combined    equivalent      Federal
                            by Fund         per share     rate at                       Federal & State     yield you   income tax
                            during period   at 9/30/95    9/30/95                       tax rate is...   would need is  information*
------------------------------------------------------------------------------------------------------------------------------------
EV Classic California          $0.472         $9.32        4.95%      [GRAPHIC OF           43.04%            8.64%         98.75
Municipals Fund                                                       CALIFORNIA]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Florida             $0.464         $9.35        4.87%      [GRAPHIC OF           38.63%            7.88%         98.34
Tax Free Fund                                                         FLORIDA]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Massachusetts       $0.473         $9.26        5.00%      [GRAPHIC OF           43.68%            8.83%         98.86
Tax Free Fund                                                         MASSACHUSETTS]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Mississippi         $0.438         $9.30        4.60%      [GRAPHIC OF           39.20%            7.52%         98.50
Tax Free Fund                                                         MISSISSIPPI]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic New York            $0.468         $9.42        4.85%      [GRAPHIC OF           40.96%            8.16%         98.70
Tax Free Fund                                                         NEW YORK]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Ohio                $0.453         $9.32        4.75%      [GRAPHIC OF           40.80%            8.01%         99.35
Tax Free Fund                                                         OHIO]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Rhode Island        $0.454         $9.21        4.82%      [GRAPHIC OF           42.34%            8.34%         99.35
Tax Free Fund                                                         RHODE ISLAND]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic West Virginia       $0.443         $9.35        4.63%      [GRAPHIC OF           40.16%            7.74%         99.66
Tax Free Fund                                                         VIRGINIA]
------------------------------------------------------------------------------------------------------------------------------------

* Percentages represent the amounts of the total dividends paid by the Funds from net investment income during the year ended
  September 30, 1995, that have been designated as exempt-interest dividends. Tax legislation eliminated the exception to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993, at market discounts may generate a small amount of ordinary taxable income.

                                 TO SHAREHOLDERS

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, as Gross Domestic Product should grow only modestly during 1995 at between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995 by realizing strong capital appreciation as a result of this favorable investment environment. However, during this period, the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would probably be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds likely would be eliminated.

DESPITE TAX POLICY UNCERTAINTIES, TAX-EXEMPT BONDS YIELD MORE THAN 89% OF TREASURY YIELDS

30-YR. AA GENERAL OBLIGATION (GO) BONDS*                        5.90%
TAXABLE EQUIVALENT YIELD OF INVESTMENT
FOR COUPLE IN 36% TAX BRACKET                                   9.21%
30-YR TREASURY BONDS                                            6.50%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield.

Statistics as of September 30, 1995.
Past Performance is no guarantee of future results.
Source: Bloomberg, L.P.

However, for many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds (because of fears of tax reform) as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

                                            Sincerely,

                                            /s/ Thomas J. Fetter
                                            --------------------
                                            Thomas J. Fetter
                                            President
                                            November 3, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.


Included on the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                      EV Classic California Municipals Fund

YOUR INVESTMENT AT WORK
Sacramento Cogeneration Authority
Cogeneration Project Bonds

These bonds are being used to build a gas-fired cogeneration plant that will produce electricity for the Sacramento Municipal Utility District. The plant also will produce steam for a nearby Procter & Gamble manufacturing facility. It is located on a 10-acre parcel next to the Procter & Gamble property.

The project is part of the Municipal Utility District's plan to reduce its purchases of electrical power from local electric utilities. It is scheduled to begin operation in 1996 and will be the second of up to four cogeneration plants to be constructed in the Sacramento area.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues..................................    110
Average quality...................................     A+
Investment grade..................................   88.3
Effective maturity................................   14.67 yrs.
Largest sectors:
   Lease revenues/Certificates of
   participation..................................   22.6%
   Escrowed to maturity...........................   16.2
   Tax allocation.................................    9.0
   Insured utilities..............................    8.8*
   Housing........................................    8.6

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: California

California's economy is improving slowly. Gains in the northern part of the state - in San Francisco and the Silicon Valley, for example - have been partially offset by continued poor economic conditions in Orange and Los Angeles Counties.

The Los Angeles County economy continues to lag, and the Orange County government has been in bankruptcy since December, 1994, when losses in the derivatives market drained nearly $1.7 billion from its investment pool. Both counties are finding it necessary to cut back on government services; those cutbacks have the effect of further dampening local economic activity.

While California's long-term economic outlook is positive, its current problems are not likely to end soon, in part because of the magnitude of its outstanding financial issues. The state, home to much import and export business with Pacific Rim countries, has also been hurt by the depressed Japanese economy. It could expect to recover more quickly if the Japanese economy were to improve.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC CALIFORNIA MUNICIPALS FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      7.3%               1.5%
Without CDSC                   8.3%               1.5%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE              C.CALIFORNIA           LEHMAN BROS.
12/93+               10000                  10000
1/94                 10159                  10114
2/94                  9920                   9852
3/94                  9494                   9451
4/94                  9498                   9531
5/94                  9544                   9614
6/94                  9444                   9558
7/94                  9612                   9730
8/94                  9648                   9764
9/94                  9497                   9621
10/94                 9294                   9450
11/94                 9054                   9279
12/94                 9207                   9483
1/95                  9548                   9754
2/95                  9856                  10038
3/95                  9958                  10153
4/95                  9949                  10165
5/95                 10279                  10490
6/95                 10082                  10398
7/95                 10126                  10496
8/95                 10211                  10630
9/95                 10287                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/3/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"California is such a large state that we have been able to choose credits for the Portfolio very selectively. In general, we have avoided Los Angeles County debt, though we do hold two relatively secure specialized bonds from the area for yield purposes.

"Similarly, our holdings in Orange County are disproportionately low because of the county's continuing financial problems. Over time, we have been able to assess the full effect of those problems and can say with assurance that the Portfolio's five credits located in the county have not been affected by the county's financial problems."

                                       - Robert B. MacIntosh

                        EV Classic Florida Tax Free Fund

YOUR INVESTMENT AT WORK
Martin County Industrial
Development Authority
Indiantown Cogeneration Project

The proceeds of this $125 million bond issue were used to refund bonds issued in 1992 used to build a portion of this cogeneration project.

The power plant will burn coal and supply electricity to Florida Power & Light Company and steam to Caulkins Indiantown Citrus Company. Construction began in 1992 and is expected to be completed next year.

The 1992 bond proceeds financed the costs of acquiring, building and equipping facilities for treatment of solid wastes associated with operating the coal-fired cogeneration plant.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues...............................     138
Average quality................................     AA-
Investment grade...............................   92.4%
Effective maturity.............................   16.83 yrs.
Largest sectors:
   Utilities...................................   12.5%
   Housing.....................................   10.6
   Insured utilities...........................    8.5*
   Insured special tax revenue.................    7.9*
   General obligations.........................    7.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Florida

The Florida economy is relatively strong, helped by solid gains in the business services sector, which is growing at a double-digit rate. Meanwhile, the construction sector has been hampered by slower income and household growth. State agencies project that Florida's population will grow at an annual rate of nearly 2%, not as strong as the state had estimated earlier.

Tourism continues to be a cornerstone of the Florida economy. Tourism levels in 1995 have slightly exceeded the state's expectations.

It is estimated that Florida's unemployment rate through 1995 will be 6.1%, a significant drop from 8.2% at the peak of the recession in 1992.

The 1995 legislative session ended with approval of budget appropriations which, adjusted for inflation, represent the smallest increase in state spending in more than 10 years. Despite the need for substantial expenditures to accommodate continuing growth, Florida's level of debt is considered moderate and its economy stable.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC FLORIDA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.7%               1.5%
Without CDSC                   9.7%               1.5%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE              C.FLORIDA              LEHMAN BROS.
12/93+              10000                   10000
1/94                10148                   10114
2/94                 9848                    9852
3/94                 9332                    9451
4/94                 9375                    9531
5/94                 9410                    9614
6/94                 9329                    9558
7/94                 9516                    9730
8/94                 9520                    9764
9/94                 9326                    9621
10/94                9081                    9450
11/94                8853                    9279
12/94                9144                    9483
1/95                 9461                    9754
2/95                 9819                   10038
3/95                 9888                   10153
4/95                 9888                   10165
5/95                10162                   10490
6/95                 9977                   10398
7/95                10031                   10496
8/95                10125                   10630
9/95                10233                   10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/3/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The Florida health care market has been somewhat in disarray because of health care reform. As a result, we have exercised caution when looking at health care or hospital bonds. Through our proprietary research, we have been able to buy high-quality hospital bonds at very attractive prices.

"We have employed a two-pronged approach to the Portfolio, with an emphasis on quality and also bonds that allow us to add to yield.

"We are still very constructive on the Florida economy, and we continue to look for discount coupon bonds that add attractive characteristics to the Portfolio."

                                       - Thomas J. Fetter

                     EV Classic Massachusetts Tax Free Fund

YOUR INVESTMENT AT WORK
Plymouth County
Correctional Facility

These bonds were used to construct a new 1,140-bed prison to house federal, state and county inmates in Plymouth. In addition to expanded housing facilities, the project includes a modern medical facility.

The project was designed to provide partial relief for the Commonwealth's correctional system, which has become seriously overcrowded in the past decade. As a state-of-the-art, "direct supervision" facility, the project aims to provide a more successful correctional environment while reducing costs. The new facility is operated by the Plymouth County Sheriff's Department.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues...............................    95
Average quality................................     A+
Investment grade...............................   96.3%
Effective maturity (years).....................   15.47
Largest sectors:
   General obligations.........................   13.7%
   Insured hospitals...........................   11.8*
   Housing.....................................   11.4
   Water and sewer.............................    9.8
   Education...................................    9.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Massachusetts

Massachusetts' employment levels have climbed significantly in recent years, recovering roughly 60% of the jobs lost in the last recession. Recent jobless rates have remained at or below the national rate, and personal income growth continues to accelerate. Growth has been especially impressive in the high technology and financial sectors.

The Commonwealth has greatly improved its financial position. Debt levels, while still too high, have nonetheless been reduced, while reserve levels have increased to 3% of revenues. As a result, Massachusetts now enjoys enhanced liquidity and more leeway with respect to operations, and should record a modest surplus in the current fiscal year. As a reflection of the progress the Commonwealth has made in recent years, its debt ratings have been upgraded to A1 and A+, considerably higher than they were at their lowest point in early 1991.

Looking ahead, the economy should continue to post modest growth. On the fiscal front, the administration has recently initiated efforts to control social spending. While opening a thorny political issue, the move could result in further fiscal improvements in the future.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MASSACHUSETTS TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      7.4%               1.1%
Without CDSC                   8.4%               1.1%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE              C.MASS.              LEHMAN BROS.
12/93+             10000                  10000
1/94               10070                  10114
2/94                9841                   9852
3/94                9357                   9451
4/94                9331                   9531
5/94                9418                   9614
6/94                9328                   9558
7/94                9496                   9730
8/94                9532                   9764
9/94                9360                   9621
10/94               9116                   9450
11/94               8837                   9279
12/94               9108                   9483
1/95                9447                   9754
2/95                9764                  10038
3/95                9844                  10153
4/95                9835                  10165
5/95               10077                  10490
6/95                9892                  10398
7/95                9947                  10496
8/95               10075                  10630
9/95               10151                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The Portfolio's exposure to the hospital sector remains quite low. Health care institutions around the country are under increasing pressure from competition. This condition is especially true in Massachusetts, where there are too many hospital beds for the commonwealth's population.

"As a result, we do extensive research before adding any hospital bonds to the Portfolio, to ensure that the hospitals we choose will be among the survivors in this increasingly competitive environment.

"In structuring the Portfolio, we've employed a two-pronged strategy in the Portfolio, emphasizing quality on one hand and prudent yield enhancement on the other."

                                       - Robert B. MacIntosh
6

                      EV Classic Mississippi Tax Free Fund

YOUR INVESTMENT AT WORK
Mississippi State University
Renovation Project

Bond proceeds were used to renovate and equip two buildings on the Mississippi State University campus. The renovations included the conversion of former dormitory buildings into classroom and office space.

The funds were also used to extend a chilled water loop on the campus in order to improve the university's heating and cooling system.

The bonds were issued in 1995, with a maturity of 2015. The cost of the project is estimated to be $3 million.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues.......................    36
Average quality........................    AA
Investment grade.......................  98.7%
Effective maturity.....................  15.55 yrs.
Largest sectors:
   Insured hospitals...................  19.2%*
   Utilities...........................  10.9
   Industrial development revenue......  10.0
   Housing.............................   9.4
   General obligations.................   7.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Mississippi

Mississippi's economy, traditionally reliant on cyclical manufacturing, has shown significant growth in recent years.Expansion in the manufacturing and service sectors allowed the state's unemployment rate to remain roughly the same in 1994 as in 1993.

Much of the state's recent job growth came from gaming-related employment in the early 1990s. It is estimated that some 50,000 jobs were created either directly or indirectly by this industry. However, with more than 30 casinos now open in the state, Mississippi is saturated with gambling. In addition, the industry now faces strong competition from neighboring Louisiana, which is opening gambling in New Orleans.

Although Mississippi's economy should continue to grow during the next few years, expected changes in the gaming industry, combined with a slowdown in other sectors, are likely to cause the pace of that growth to be slower than it has been in recent years.

A positive for the state is its very conservative fiscal management. Mississippi's debt level is one of the lowest in the country.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MISSISSIPPI TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.5%               1.0%
Without CDSC                   9.5%               1.0%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE           C.MISSISSIPPI           LEHMAN BROS.
12/93+             10000                  10000
1/94               10109                  10114
2/94                9798                   9852
3/94                9180                   9451
4/94                9253                   9531
5/94                9336                   9614
6/94                9254                   9558
7/94                9428                   9730
8/94                9430                   9764
9/94                9256                   9621
10/94               9030                   9450
11/94               8790                   9279
12/94               9016                   9483
1/95                9361                   9754
2/95                9715                  10038
3/95                9793                  10153
4/95                9770                  10165
5/95               10061                  10490
6/95                9907                  10398
7/95                9969                  10496
8/95               10071                  10630
9/95               10132                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Mississippi is now in a period of economic strength. We have tried to take advantage of that fact by moving the Portfolio into more state-backed general obligation bonds.

"At the same time, we have somewhat reduced our exposure to the insured sector because insured bonds are plentiful and are not as attractive as some other Mississippi bonds.

"We continue to look to add industrial development bonds to the Portfolio, as they offer an attractive combination of yield and security."

                                       - Cynthia J. Clemson

                       EV Classic New York Tax Free Fund

YOUR INVESTMENT AT WORK
New York State Power Authority

Historically, three of the top issuer names in New York have been "Ports" (Port Authorities of New York and New Jersey), "Powers" (New York State Power Authority) and "Tribes" (Triborough Bridge and Tunnel Authority). Bonds of these three issuers are among the highest rated in the market.

Of the three, we see the most value in Power Authority bonds, especially as a place to weather any coming storm in BBB-rated New York State-appropriated bonds. The Triborough Bridge and Tunnel Authority will likely be under credit pressure as it begins borrowing plans for the MTA subway system.Port Authority bonds typically do not offer the attractive coupon structure available on some Power Authority bonds.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues............................   179
Average quality.............................    A+
Investment grade............................  98.0%
Effective maturity (years)..................  14.47
Largest sectors:
   Health care..............................  19.1%
   Education................................  12.7
   Special tax revenue......................  12.5
   Lease/Certificate of
   participation............................   8.7
   Escrowed.................................   7.6

--------------------------------------------------------------------------------
THE STATE OF THE STATE: New York

New York is at a crossroads, with its first new governor in 12 years. Governor George Pataki's first real chance to make his mark comes with next year's budget. The impact of his proposed income tax cuts will be felt much more deeply in the budget for fiscal year 1996-97; it will garner much attention because tax cuts must be accompanied by spending cuts. It has the potential to be Pataki's first big step toward streamlining state government and fulfilling his election promises.

Given the potential for next year's budget process to be especially contentious and given that this year's budget was passed late, as often occurs, the Governor plans an earlier unveiling of the fiscal 1996-97 budget. The goal of matching spending commitments to ongoing revenue resources is positive for the state's long-term credit standing but may produce near-term turmoil.

Of more immediate interest to New York tax-exempt investors is the November voter referendum on state debt reform. New Yorkers will vote on whether to end the state's entrenched process of "backdoor borrowing." If debt reform passes, the state will revamp its borrowing process. Consequently, it currently plans to issue an unusually heavy calendar of state-supported appropriation debt between now and year-end.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC NEW YORK TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.5%               1.9%
Without CDSC                   9.5%               1.9%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE             C.NEW YORK            LEHMAN BROS.
12/93+             10000                  10000
1/94               10131                  10114
2/94                9852                   9852
3/94                9368                   9451
4/94                9413                   9531
5/94                9508                   9614
6/94                9399                   9558
7/94                9565                   9730
8/94                9621                   9764
9/94                9398                   9621
10/94               9165                   9450
11/94               8854                   9279
12/94               9166                   9483
1/95                9483                   9754
2/95                9819                  10038
3/95                9920                  10153
4/95                9910                  10165
5/95               10204                  10490
6/95               10030                  10398
7/95               10106                  10496
8/95               10233                  10630
9/95               10286                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/6/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Anticipating that state-appropriated debt will underperform in the face of a heavy new issuance calendar, we have been reducing the Portfolio's exposure to State appropriation debt and swapping into high-grade debt. Once this wave of debt has come to market, state-appropriated debt should be attractively priced and once again represent a buying opportunity.

"This past summer, during the second leg of the 1995 rally, discount coupon bonds returned to favor. This was an opportunity to sell deep discounts in the New York Portfolio and trade into more moderate discount coupon bonds that should perform comparably to deep discounts in an up market and much better in a down market."

                                       - Nicole Anderes

                         EV Classic Ohio Tax Free Fund

YOUR INVESTMENT AT WORK
Higher Educational Facility Comm.
University of Dayton

The proceeds of these bonds are being used for a variety of projects, the largest of which is acquisition of land for the University of Dayton Law School. The money also is being used to construct and equip the Law School and Library, to complete the Phillips Center for the Humanities, to acquire and renovate student residences, rebuild campus roads and to renovate a variety of other buildings on campus.

The Law School and Library building will have floor space of more than 120,000 square feet and will be completely computer accessible. The university has more than 10,000 students.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues.......................   139
Average quality........................    A+
Investment grade.......................  90.5%
Effective maturity.....................  13.42 yrs.
Largest sectors:
   Hospitals...........................  19.3%
   Insured hospitals...................  11.7*
   General obligations.................   9.1
   Industrial development/ Pollution
   control revenue.....................   8.8
   Education...........................   7.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Ohio

The Ohio economy continues to be diverse and strong. Overall, the state has moved from heavy reliance on manufacturing jobs to a more balanced economy. Ohio's financial position has improved during the last 12 months, allowing the state to begin restoring its financial reserves.

The state's service sector has been a source of job growth during the past several years.While the manufacturing sector grew during the second half of 1994, it is expected to recede somewhat during the last half of 1995. Unemployment rates at the end of 1994 were considerably lower than the national average.

The recent robust economic activity in Ohio has helped the state's balance sheet. Tax receipts were greater than expected in the 1994 fiscal year and into 1995. For the same reason, Medicaid expenditures were somewhat lower than anticipated.

Ohio benefits from relatively conservative management and a debt burden that is low relative to that of other industrialized states.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC OHIO TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.6%               1.2%
Without CDSC                   9.6%               1.2%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE               C.OHIO             LEHMAN BROS.
12/93+             10000                  10000
1/94               10080                  10114
2/94                9770                   9852
3/94                9223                   9451
4/94                9256                   9531
5/94                9361                   9614
6/94                9270                   9558
7/94                9467                   9730
8/94                9480                   9764
9/94                9267                   9621
10/94               9041                   9450
11/94               8791                   9279
12/94               9060                   9483
1/95                9408                   9754
2/95                9722                  10038
3/95                9780                  10153
4/95                9779                  10165
5/95               10073                  10490
6/95                9941                  10398
7/95               10004                  10496
8/95               10130                  10630
9/95               10193                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The past year has proved to be volatile for the bond market, with a sharp decline during most of 1994 and the strong bond market rally of 1995.

"In the Ohio Portfolio, the levels of new bond issuance have decreased significantly. This creates a supply-and-demand situation that bodes well for the inherent value of bonds.

"We remain highly selective in terms of the health care and hospital bonds that we add to the Portfolio. This sector is extremely competitive nationwide, and it is important to use thorough research to determine the most attractive candidates for the Portfolio. These are often medical facilities that have strengthened themselves through mergers or alliances with other facilities or HMOs."

                                       - Thomas J. Fetter

                     EV Classic Rhode Island Tax Free Fund

YOUR INVESTMENT AT WORK
Rhode Island State Industrial
Facilities Corporation
Marine Terminal Bonds

The proceeds of these bonds were used to build the main Rhode Island terminal and distribution facilities for Mobil Oil Refining in the mid-1980s. The company transports oil in tanker ships through Narragansett Bay and distributes it to the Rhode Island area through these facilities, which are located inEast Providence.

These bonds carry the senior corporate debt ratings of Mobil Corp., Aa2/AA.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues........................    48
Average quality.........................    AA
Investment grade........................  99.2%
Effective maturity......................  17.10yrs.
Largest sectors:
   Housing..............................  16.7
   Insured water and sewer..............  16.6*
   Insured college and university.......   9.8*
   Special tax..........................   6.7
   Insured housing......................   6.1*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Rhode Island

Rhode Island's economy is softening after barely showing signs of recovery from the recession of the late 1980s. Employment numbers for 1995 are running below those of 1994; the state recently had to revise revenues down slightly to reflect the weaker economy. Even the state's outlook for a "continued recovery at a sluggish pace" may be too optimistic and the 1.2% annual employment growth projected may have to be revised downward.

As sobering as this news is, our diversified portfolio of Rhode Island bonds should not be directly affected by the state's budget and economic problems. For example, portfolio holdings include tax-exempt debt backed by single-family mortgage pools, by high-grade corporations and by the state's leading universities and colleges.

Also, Providence appears to be a bright spot in the state's economic landscape and may be more of a stabilizing influence than it has been historically.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC RHODE ISLAND TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.0%               0.6%
Without CDSC                   9.0%               0.6%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE           C.RHODE ISLAND          LEHMAN BROS.
12/93+             10000                  10000
1/94               10138                  10114
2/94                9757                   9852
3/94                9140                   9451
4/94                9223                   9531
5/94                9338                   9614
6/94                9237                   9558
7/94                9444                   9730
8/94                9457                   9764
9/94                9243                   9621
10/94               8976                   9450
11/94               8737                   9279
12/94               9028                   9483
1/95                9386                   9754
2/95                9700                  10038
3/95                9790                  10153
4/95                9757                  10165
5/95                9997                  10490
6/95                9779                  10398
7/95                9865                  10496
8/95               10001                  10630
9/95               10075                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Over the past year, the goal has been to restructure the Rhode Island Portfolio to balance long discount holdings with more defensive, higher yielding bonds. The relatively small Portfolio size makes rebalancing tricky; seemingly small changes can have a large impact on performance.

"Housing bonds have offered the best opportunity to add yield and a defensive sector to the Portfolio; holdings in this sector were increased from nearly 12% in September 1994 to 17% by September 1995.Since housing bonds typically carry AA or AAA ratings, added exposure to this sector has allowed us to take advantage of our strong research capabilities by prudently adding higher yielding BBBcredits while maintaining overall credit quality at an average AA rating."

                                       - Nicole Anderes

                     EV Classic West Virginia Tax Free Fund

YOUR INVESTMENT AT WORK
Upshur County
TJ International Project

The proceeds of these bonds are being used to build a sewage and solid waste disposal system for a lumber production plant in Upshur County. The facility manufactures engineered lumber in the form of wood joists and related lumber products.

The factory is owned by Trus Joist MacMillan.
The bonds were issued in 1995 and will mature in 2025.
The total cost of construction is estimated at about $22 million.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues............................    39
Average quality.............................    AA-
Investment grade............................  95.6%
Effective maturity..........................  16.42 yrs.
Largest sectors:
   Insured hospitals........................  15.7*
   Insured electric utilities...............  13.5%*
   Industrial development/pollution
   control revenue..........................  12.5
   Electric utilities.......................  11.8
   Insured water & sewer....................  11.1*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: West Virginia

West Virginia's economy suffers from a heavy reliance on the coal mining industry and on employment in older metal and chemical factories.

The state economy recovered well in 1994 from the recession of the early 1990s, in large part because of the end of the coal strike. That event brought a needed boost to the state's employment and retail sales.

In 1995, the state's economy has continued to grow, though at a much slower pace than in 1994. In fact, West Virginia has the slowest rate of growth of the southeastern states and its unemployment levels still exceed the national average. During the last year, however, the state experienced significant gains in the construction, transportation and communications sectors. Increases in tourism have helped the state's economy slightly, as has growth in Federal employment.

The state's prospects for economic expansion are enhanced somewhat by the fact that its population is now increasing.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC WEST VIRGINIA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.4%               1.2%
Without CDSC                   9.4%               1.2%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE            C. WEST VIRGINIA         LEHMAN BROS.
12/93+              10000                  10000
 1/94               10139                  10114
 2/94                9857                   9852
 3/94                9291                   9451
 4/94                9283                   9531
 5/94                9387                   9614
 6/94                9254                   9558
 7/94                9470                   9730
 8/94                9493                   9764
 9/94                9309                   9621
10/94                9074                   9450
11/94                8803                   9279
12/94                9060                   9483
 1/95                9385                   9754
 2/95                9728                  10038
 3/95                9827                  10153
 4/95                9815                  10165
 5/95               10118                  10490
 6/95                9932                  10398
 7/95                9994                  10496
 8/95               10140                  10630
 9/95               10180                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/13/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The West Virginia bond market is extremely sensitive to movements of supply and demand. The challenge for a portfolio manager is to stay abreast of those movements.

"We try to purchase issues when they are trading cheaply in the secondary market and wait for supply to diminish, at which time we can offer them at a significant profit.

"Our principal focus is on maintaining a 'barbell' structure in the Portfolio that provides good performance in both up and down markets. We want to maintain both yield and diversification, and to that end are committing a great deal of effort to researching non-rated private placement issues to gain yield."

                                       - Timothy T. Browse

                                    -------

                           EV Classic Tax Free Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC       CLASSIC         CLASSIC         CLASSIC
                                                            CALIFORNIA     FLORIDA      MASSACHUSETTS    MISSISSIPPI
                                                               FUND          FUND           FUND            FUND
                                                            ----------    ----------    -------------    -----------
ASSETS:
  Investment in Portfolio --
     Identified cost                                        $2,681,678    $5,310,943     $ 2,700,769     $2,237,833
     Unrealized appreciation (depreciation)                     36,002       (71,742)         47,677         74,290
                                                            ----------    ----------      ----------     ----------
  Total investment in Portfolio, at value (Note 1A)         $2,717,680    $5,239,201     $ 2,748,446     $2,312,123
  Receivable for Fund shares sold                                  158            --              --             --
  Receivable from the Administrator (Note 4)                    39,199        24,340          13,833         14,260
  Deferred organization expenses (Note 1D)                       8,988         4,825           6,375          7,274
                                                            ----------    ----------      ----------     ----------
       Total assets                                         $2,766,025    $5,268,366     $ 2,768,654     $2,333,657
                                                            ----------    ----------      ----------     ----------
LIABILITIES:
  Dividends payable                                          $   2,993    $    5,606     $     3,045     $    2,349
  Payable to affiliates --
     Trustees' fees                                                 --            43              --             --
     Custodian fee                                                 584           584             584            584
  Accrued expenses                                               2,349         1,518           1,099            962
                                                            ----------    ----------      ----------     ----------
       Total liabilities                                     $   5,926    $    7,751     $     4,728     $    3,895
                                                            ----------    ----------      ----------     ----------
NET ASSETS                                                  $2,760,099    $5,260,615     $ 2,763,926     $2,329,762
                                                            ==========    ==========      ==========     ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                           $2,921,227    $6,014,862     $ 3,034,389     $2,535,528
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the basis
     of identified cost)                                      (204,111)     (690,559)       (318,562)      (286,435)
  Accumulated undistributed net investment income                6,981         8,054             422          6,379
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts from Portfolio
     (computed on the basis of identified cost)                 36,002       (71,742)         47,677         74,290
                                                            ----------    ----------      ----------     ----------
       Total                                                $2,760,099    $5,260,615     $ 2,763,926     $2,329,762
                                                            ==========    ==========      ==========     ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                      296,153       562,364         298,594        250,630
                                                            ==========    ==========      ==========     ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE (NOTE
  6) PER SHARE (net assets / shares of beneficial interest
  outstanding)                                                  $9.32          $9.35           $9.26          $9.30
                                                            ==========    ==========      ==========     ==========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC      CLASSIC       CLASSIC         CLASSIC
                                                             NEW YORK       OHIO      RHODE ISLAND   WEST VIRGINIA
                                                               FUND         FUND          FUND           FUND
                                                            ----------   ----------   ------------   -------------
ASSETS:
  Investment in Portfolio --
     Identified cost                                        $5,285,125   $2,120,821    $3,143,159     $ 1,061,963
     Unrealized appreciation (depreciation)                    126,845      (20,561)     (130,245)        (36,491)
                                                            ----------   ----------    ----------      ----------
  Total investment in Portfolio, at value (Note 1A)         $5,411,970   $2,100,260    $3,012,914     $ 1,025,472
  Receivable for Fund shares sold                               15,100       43,688            --              --
  Receivable from the Administrator (Note 4)                    24,385       20,605        20,429          16,838
  Deferred organization expenses (Note 1D)                       6,573        7,150         6,530           7,378
                                                            ----------   ----------    ----------      ----------
       Total assets                                         $5,458,028   $2,171,703    $3,039,873     $ 1,049,688
                                                            ----------   ----------    ----------      ----------
LIABILITIES:
  Dividends payable                                         $    5,926   $    2,278    $    3,225     $     1,063
  Payable for Fund shares redeemed                                 470           --         1,007          15,101
  Payable to affiliates --
     Trustees' fees                                                 43           --            --              --
     Custodian fee                                                 584          584           151             559
  Accrued expenses                                               1,623          927         1,206             677
                                                            ----------   ----------    ----------      ----------
       Total liabilities                                    $    8,646   $    3,789    $    5,589     $    17,400
                                                            ----------   ----------    ----------      ----------
NET ASSETS                                                  $5,449,382   $2,167,914    $3,034,284     $ 1,032,288
                                                            ==========   ==========    ==========      ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                           $5,512,810   $2,295,498    $3,415,734     $ 1,133,678
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the basis
     of identified cost)                                      (199,204)    (106,999)     (257,942)        (67,904)
  Accumulated undistributed (distributions in excess of)
     net investment income                                       8,931          (24)        6,737           3,005
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts from Portfolio
     (computed on the basis of identified cost)                126,845      (20,561)     (130,245)        (36,491)
                                                            ----------   ----------    ----------      ----------
       Total                                                $5,449,382   $2,167,914    $3,034,284     $ 1,032,288
                                                            ==========   ==========    ==========      ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                      578,363      232,722       329,629         110,431
                                                            ==========   ==========    ==========      ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE (NOTE
  6) PER SHARE (net assets / shares of beneficial interest
  outstanding)                                                  $9.42         $9.32         $9.21           $9.35
                                                            ==========   ==========    ==========      ==========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                           CLASSIC        CLASSIC         CLASSIC          CLASSIC
                                                          CALIFORNIA      FLORIDA      MASSACHUSETTS     MISSISSIPPI
                                                             FUND          FUND            FUND             FUND
                                                          ----------     ---------     -------------     -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                $ 188,661      $ 397,958       $ 186,481        $ 153,412
  Expenses allocated from Portfolio                         (16,129)       (32,077)        (15,317)          (5,882)
                                                          ---------      ---------       ---------        ---------
     Net investment income from Portfolio                 $ 172,532      $ 365,881       $ 171,164        $ 147,530
                                                          ---------      ---------       ---------        ---------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization                       $      --      $     122       $      --        $      --
     Distribution costs (Note 5)                             27,957         57,947          27,026           23,394
     Custodian fee (Note 4)                                   3,526          3,886           3,543            3,130
     Transfer and dividend disbursing agent fees              2,470          3,502           2,390            1,828
     Printing and postage                                    17,250         10,554              --            5,607
     Legal and accounting services                            6,265          6,650           5,006            5,615
     Registration costs                                          --          1,112           1,049              941
     Amortization of organization expenses (Note 1D)          2,967          1,518           2,009            2,296
     Miscellaneous                                            9,043          2,052             493            1,025
                                                          ---------      ---------       ---------        ---------
       Total expenses                                     $  69,478      $  87,343       $  41,516        $  43,836
                                                          ---------      ---------       ---------        ---------
     Deduct allocation of expenses to the Administrator
       (Note 4)                                           $  39,199      $  24,340       $  13,833        $  14,260
     Deduct reduction of custodian fee (Note 4)              --              1,183         --                --
                                                          ---------      ---------       ---------        ---------
       Total                                              $  39,199      $  25,523       $  13,833        $  14,260
                                                          ---------      ---------       ---------        ---------
          Net expenses                                    $  30,279      $  61,820       $  27,683        $  29,576
                                                          ---------      ---------       ---------        ---------
            Net investment income                         $ 142,253      $ 304,061       $ 143,481        $ 117,954
                                                          ---------      ---------       ---------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)      $(113,634)     $(363,457)      $(186,609)       $(188,597)
     Financial futures contracts                            (24,662)       (97,603)        (31,485)         (30,325)
                                                          ---------      ---------       ---------        ---------
       Net realized loss on investments                   $(138,296)     $(461,060)      $(218,094)       $(218,922)
  Change in unrealized appreciation (depreciation) of
     investments                                            203,944        629,276         242,489          304,544
                                                          ---------      ---------       ---------        ---------
          Net realized and unrealized gain                $  65,648      $ 168,216       $  24,395        $  85,622
                                                          ---------      ---------       ---------        ---------
            Net increase in net assets from operations    $ 207,901      $ 472,277       $ 167,876        $ 203,576
                                                          =========      =========       =========        =========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                            CLASSIC     CLASSIC       CLASSIC          CLASSIC
                                                           NEW YORK       OHIO      RHODE ISLAND    WEST VIRGINIA
                                                             FUND         FUND          FUND            FUND
                                                          ----------    --------    ------------    -------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                $ 357,605     $127,727     $  209,585       $  90,067
  Expenses allocated from Portfolio                         (28,168)    (11,069)        (8,578)         (4,286)
                                                          ----------    --------      ---------        --------
     Net investment income from Portfolio                 $ 329,437     $116,658     $  201,007       $  85,781
                                                          ----------    --------      ---------        --------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization                       $     165     $     --     $  --            $      --
     Distribution costs (Note 5)                             52,724       19,276         31,974          13,957
     Custodian fee (Note 4)                                   3,321        3,387          3,503           3,416
     Transfer and dividend disbursing agent fees              3,458        1,888          3,085           1,471
     Printing and postage                                    12,238        4,834          7,024           5,359
     Legal and accounting services                            6,021        5,864          4,860           4,611
     Registration costs                                         380        1,156             --              --
     Amortization of organization expenses (Note 1D)          2,099        2,081          2,051           2,314
     Miscellaneous                                            1,059        2,280          1,427             965
                                                          ----------    --------      ---------        --------
       Total expenses                                     $  81,465     $ 40,766     $   53,924       $  32,093
                                                          ----------    --------      ---------        --------
     Deduct allocation of expenses to the Administrator
       (Note 4)                                           $  24,385     $ 20,605     $   20,429       $  16,838
     Deduct reduction of custodian fee (Note 4)               2,868        --               561         --
                                                          ----------    --------      ---------        --------
       Total                                              $  27,253     $ 20,605     $   20,990       $  16,838
                                                          ----------    --------      ---------        --------
          Net expenses                                    $  54,212     $ 20,161     $   32,934       $  15,255
                                                          ----------    --------      ---------        --------
            Net investment income                         $ 275,225     $ 96,497     $  168,073       $  70,526
                                                          ----------    --------      ---------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)      $ (78,176)   $(67,704)    $ (115,559)      $ (26,782)
     Financial futures contracts                            (63,649)    (16,928)       (56,902)        (18,506)
                                                          ----------    --------      ---------        --------
            Net realized loss on investments              $(141,825)   $(84,632)    $ (172,461)      $ (45,288)
  Change in unrealized appreciation (depreciation) of
     investments                                            381,603      161,713        261,324          99,940
                                                          ----------    --------      ---------        --------
          Net realized and unrealized gain                $ 239,778     $ 77,081     $   88,863       $  54,652
                                                          ----------    --------      ---------        --------
            Net increase in net assets from operations    $ 515,003     $173,578     $  256,936       $ 125,178
                                                          ==========    ========      =========        ========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                          CLASSIC         CLASSIC          CLASSIC          CLASSIC
                                                        CALIFORNIA        FLORIDA       MASSACHUSETTS     MISSISSIPPI
                                                           FUND            FUND             FUND             FUND
                                                        -----------     -----------     -------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                              $   142,253     $   304,061      $   143,481      $  117,954
     Net realized loss on investments                      (138,296)       (461,060)        (218,094)       (218,922)
     Change in unrealized appreciation (depreciation)
       of investments                                       203,944         629,276          242,489         304,544
                                                        -----------     -----------     -------------     -----------
       Net increase in net assets from operations       $   207,901     $   472,277      $   167,876      $  203,576
                                                        -----------     -----------     -------------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                         $  (142,253)    $  (304,061)     $  (143,481)     $ (117,954)
     In excess of net investment income                      (3,147)        (13,024)          (7,184)         (3,078)
     In excess of net realized gain on investments           (5,291)             --               --              --
                                                        -----------     -----------     -------------     -----------
       Total distributions to shareholders              $  (150,691)    $  (317,085)     $  (150,665)     $ (121,032)
                                                        -----------     -----------     -------------     -----------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                      $   785,921     $   899,398      $   938,555      $  747,475
     Net asset value of shares issued to shareholders
       in
       payment of distributions declared                     56,477         139,236          109,243          76,392
     Cost of shares redeemed                             (1,032,948)     (3,996,087)      (2,043,937)     (1,376,356)
                                                        -----------     -----------     -------------     -----------
       Decrease in net assets from Fund share
          transactions                                  $  (190,550)    $(2,957,453)     $  (996,139)     $ (552,489)
                                                        -----------     -----------     -------------     -----------
          Net decrease in net assets                    $  (133,340)    $(2,802,261)     $  (978,928)     $ (469,945)
NET ASSETS:
     At beginning of year                                 2,893,439       8,062,876        3,742,854       2,799,707
                                                        -----------     -----------     -------------     -----------
     At end of year                                     $ 2,760,099     $ 5,260,615      $ 2,763,926      $2,329,762
                                                        ============    ============    ================  ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                 $     6,981     $     8,054      $       422      $    6,379
                                                        ============    ============    ================  ===========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                      CLASSIC        CLASSIC         CLASSIC           CLASSIC
                                                      NEW YORK         OHIO        RHODE ISLAND     WEST VIRGINIA
                                                        FUND           FUND            FUND             FUND
                                                     ----------     ----------     ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                           $  275,225     $   96,497      $  168,073       $    70,526
     Net realized loss on investments                  (141,825)       (84,632)       (172,461)          (45,288)
     Change in unrealized appreciation
       (depreciation)
       of investments                                   381,603        161,713         261,324            99,940
                                                     ----------     ----------      ----------        ----------
       Net increase in net assets from operations    $  515,003     $  173,578      $  256,936       $   125,178
                                                     ----------     ----------      ----------        ----------
  Distributions to shareholders (Note 2) --
     From net investment income                      $ (275,225)    $  (96,497)     $ (168,073)      $   (70,526)
     In excess of net investment income                  (7,088)        (5,422)         (4,045)           (2,437)
                                                     ----------     ----------      ----------        ----------
       Total distributions to shareholders            $(282,313)    $ (101,919)     $ (172,118)      $   (72,963)
                                                     ----------     ----------      ----------        ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                   $2,176,868     $  522,879      $  315,949       $    48,967
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                         229,427         70,373         114,621            49,748
     Cost of shares redeemed                         (2,326,154)      (607,702)     (1,399,657)       (1,015,933)
                                                     ----------     ----------      ----------        ----------
       Increase (decrease) in net assets from Fund
          share transactions                         $   80,141     $  (14,450)     $ (969,087)      $  (917,218)
                                                     ----------     ----------      ----------        ----------
          Net increase (decrease) in net assets      $  312,831     $   57,209      $ (884,269)      $  (865,003)
NET ASSETS:
  At beginning of year                                5,136,551      2,110,705       3,918,553         1,897,291
                                                     ----------     ----------      ----------        ----------
  At end of year                                     $5,449,382     $2,167,914      $3,034,284       $ 1,032,288
                                                     ==========     ==========      ==========        ==========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF) NET INVESTMENT INCOME INCLUDED IN NET ASSETS
  AT END OF YEAR                                     $    8,931     $      (24)     $    6,737       $     3,005
                                                     ==========      ==========      ==========        ==========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------





                                                CLASSIC CALIFORNIA FUND      CLASSIC       CLASSIC        CLASSIC
                                               --------------------------    FLORIDA     MASSACHUSETTS  MISSISSIPPI
                                                 YEAR ENDED    YEAR ENDED     FUND           FUND          FUND
                                                SEPTEMBER 30,   MARCH 31,  -----------   -------------  -----------
                                                   1994**        1994*         YEAR ENDED SEPTEMBER 30, 1994***
                                               --------------  ----------  ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                       $   61,773    $  21,091    $   268,997   $   103,634   $   83,964
     Net realized gain (loss) on investments        (62,402)       1,878       (229,499)     (100,468)     (67,513)
     Change in unrealized depreciation of
       investments                                     (842)     (167,100)     (701,018)     (194,812)    (230,254)
                                                 ----------    ----------    ----------    ----------   ----------
       Net decrease in net assets from
          operations                             $   (1,471)    $(144,131)  $  (661,520)  $  (191,646)  $ (213,803)
                                                 ----------    ----------    ----------    ----------   ----------
  Distributions to shareholders (Note 2) --
     From net investment income                  $  (61,773)    $ (21,091)  $  (268,997)  $  (103,634)  $  (83,964)
     In excess of net investment income              (9,885)       (3,747)      (48,427)      (19,821)     (14,125)
                                                 ----------    ----------    ----------    ----------   ----------
       Total distributions to shareholders       $  (71,658)    $ (24,838)  $  (317,424)  $  (123,455)  $  (98,089)
                                                 ----------    ----------    ----------    ----------   ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares               $1,431,747    $3,317,122   $11,658,622   $ 4,628,340   $3,787,256
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                      37,372        9,644        143,172        93,925       52,885
     Cost of shares redeemed                       (597,281)   (1,063,067)   (2,759,974)     (664,310)    (728,542)
                                                 ----------    ----------    ----------    ----------   ----------
       Increase in net assets from Fund share
          transactions                           $  871,838    $2,263,699   $ 9,041,820   $ 4,057,955   $3,111,599
                                                 ----------    ----------    ----------    ----------   ----------
          Net increase in net assets             $  798,709    $2,094,730   $ 8,062,876   $ 3,742,854   $2,799,707
NET ASSETS:
  At beginning of year                            2,094,730       --                 --            --           --
                                                 ----------    ----------    ----------    ----------   ----------
  At end of year                                 $2,893,439    $2,094,730   $ 8,062,876   $ 3,742,854   $2,799,707
                                                 ==========    ==========    ==========    ==========   ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT
  END OF YEAR                                    $     (357)   $      --    $    (3,902)  $    (3,008)  $       --
                                                 ==========    ==========    ==========    ==========   ==========

  * For the period from the start of business, December 3, 1993 to March 31, 1994.
 ** For the six months ended September 30, 1994 (Note 8).
*** For the Classic Florida, Classic Massachusetts and Classic Mississippi
    Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 3, 1993, December 7, 1993 and December 7, 1993, respectively, to September 30, 1994.

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1994*
--------------------------------------------------------------------------------

                                                      CLASSIC         CLASSIC         CLASSIC           CLASSIC
                                                     NEW YORK          OHIO         RHODE ISLAND     WEST VIRGINIA
                                                       FUND            FUND             FUND             FUND
                                                    -----------     -----------     ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $  110,149      $    67,300      $  131,218       $    55,093
     Net realized loss on investments                  (57,379)         (22,367)        (85,481)          (22,616)
     Change in unrealized depreciation of
       investments                                    (254,758)        (182,274)       (391,569)         (136,431)
                                                    ----------       ----------      ----------        ----------
       Net decrease in net assets from operations   $ (201,988)     $  (137,341)     $ (345,832)      $  (103,954)
                                                    ----------       ----------      ----------        ----------
  Distributions to shareholders (Note 2) --
     From net investment income                     $ (110,149)     $   (67,300)     $ (131,218)      $   (55,093)
     In excess of net investment income                (22,654)         (13,207)        (24,131)          (10,215)
                                                    ----------       ----------      ----------        ----------
       Total distributions to shareholders          $ (132,803)     $   (80,507)     $ (155,349)      $   (65,308)
                                                    ----------       ----------      ----------        ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                  $6,440,708      $ 3,336,935      $5,314,659       $ 2,589,662
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                         94,263           59,809         100,358            45,910
     Cost of shares redeemed                        (1,063,629)      (1,068,191)       (995,283)         (569,019)
                                                    ----------       ----------      ----------        ----------
       Increase in net assets from Fund share
          transactions                              $5,471,342      $ 2,328,553      $4,419,734       $ 2,066,553
                                                    ----------       ----------      ----------        ----------
          Net increase in net assets                $5,136,551      $ 2,110,705      $3,918,553       $ 1,897,291
NET ASSETS:
  At beginning of year                                      --               --              --                --
                                                    ----------       ----------      ----------        ----------
  At end of year                                    $5,136,551      $ 2,110,705      $3,918,553       $ 1,897,291
                                                    ==========       ==========      ==========        ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
  OF YEAR                                           $   (4,017)    $    (1,905)     $   (2,203)      $      (814)
                                                    ==========       ==========      ==========        ==========

* For the Classic New York, Classic Ohio, Classic Rhode Island and Classic West Virginia Funds, the Statements of Changes in Net Assets are for the period from the start of business December 6, 1993, December 7, 1993, December 7, 1993, and December 13, 1993, respectively, to September 30, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   CLASSIC                   CLASSIC             CLASSIC             CLASSIC
                                                 CALIFORNIA                  FLORIDA          MASSACHUSETTS        MISSISSIPPI
                                                    FUND                      FUND                FUND                FUND
                                        -----------------------------   -----------------   -----------------   -----------------
                                                 YEAR ENDED                YEAR ENDED          YEAR ENDED          YEAR ENDED
                                          SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                        -----------------   ---------   -----------------   -----------------   -----------------
                                         1995     1994++     1994***     1995      1994*     1995      1994*     1995      1994*
                                        -------   -------   ---------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, beginning of year      $ 9.080   $ 9.340    $10.000    $ 8.970   $10.000   $ 9.000   $10.000   $ 8.920   $10.000
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                 $ 0.460   $ 0.227    $ 0.140    $ 0.444   $ 0.351   $ 0.449   $ 0.350   $ 0.426   $ 0.338
  Net realized and unrealized gain
    (loss) on investments                 0.267    (0.224)    (0.635)     0.399    (0.967)    0.283    (0.933)    0.391    (1.024)
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
      Total income (loss) from
         operations                     $ 0.727   $ 0.003    $(0.495)   $ 0.843   $(0.616)  $ 0.732   $(0.583)  $ 0.817   $(0.686)
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From net investment income            $(0.460)  $(0.227)   $(0.140)   $(0.444)  $(0.351)  $(0.449)  $(0.350)  $(0.426)  $(0.338)
  In excess of net investment income     (0.010)   (0.036)    (0.025)    (0.019)   (0.063)   (0.023)   (0.067)   (0.011)   (0.056)
  In excess of net realized gain on
    investments                          (0.017)    --         --         --        --        --        --        --        --
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
      Total distributions               $(0.487)  $(0.263)   $(0.165)   $(0.463)  $(0.414)  $(0.472)  $(0.417)  $(0.437)  $(0.394)
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
NET ASSET VALUE, end of year            $ 9.320   $ 9.080    $ 9.340    $ 9.350   $ 8.970   $ 9.260   $ 9.000   $ 9.300   $ 8.920
                                        =======   =======    =======    =======   =======   =======   =======   =======   =======
TOTAL RETURN (2)                          8.32%     0.03%     (5.16%)     9.72%    (6.36%)    8.45%    (6.02%)    9.47%    (6.96%)
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000
    omitted)                            $ 2,761   $ 2,893    $ 2,095    $ 5,261   $ 8,063   $ 2,764   $ 3,743   $ 2,330   $ 2,800
  Ratio of net expenses to average
    daily net assets (1)                  1.67%     1.73%+     1.64%+     1.59%     1.63%+    1.53%     1.61%+    1.48%     1.24%+
  Ratio of net investment income to
    average daily net assets              5.11%     4.89%+     4.17%+     4.99%     4.51%+    5.05%     4.55%+    4.79%     4.42%+

** For the period from the start of business, December 3, 1993, to March 31, 1994, for the six months ended September 30, 1994, and for the year ended September 30, 1995 (for Classic California Fund) and for the period from the start of business, December 3, 1993, December 7, 1993 and December 7, 1993, respectively, to September 30, 1994 and for the year ended September 30, 1995 (for Classic Florida, Classic Massachusetts and Classic Mississippi Funds, respectively), the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE          $0.335    $0.120     $0.123     $0.408    $0.331    $0.405    $0.260    $0.364    $0.246
                                         ======    ======     ======     ======    ======    ======    ======    ======    ======
RATIOS  (As a percentage of average
  daily net
  assets):
        Expenses (1)                      3.07%     4.03%+     2.15%+     1.99%     1.88%+    2.02%     2.78%+    2.18%     2.45%+
        Net investment income             3.71%     2.59%+     3.66%+     4.59%     4.26%+    4.56%     3.38%+    4.09%     3.21%+
   + Annualized.
  ++ For the six months ended September 30, 1994 (Note 8).
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
   * For the Classic Florida, Classic Massachusetts and Classic Mississippi Funds, the Financial Highlights are for the
     period from the start of business, December 3, 1993, December 7, 1993 and December 7, 1993, respectively, to
     September 30, 1994.
 *** For the period from the start of business, December 3, 1993, to March 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         CLASSIC             CLASSIC             CLASSIC             CLASSIC
                                                        NEW YORK              OHIO            RHODE ISLAND        WEST VIRGINIA
                                                          FUND                FUND                FUND                FUND
                                                    -----------------   -----------------   -----------------   -----------------
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                      SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                    -----------------   -----------------   -----------------   -----------------
                                                     1995      1994*     1995      1994*     1995      1994*     1995      1994*
                                                    -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, beginning of year                  $ 9.060   $10.000   $ 8.940   $10.000   $ 8.890   $10.000   $ 8.980   $10.000
                                                    -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                             $ 0.454   $ 0.344   $ 0.428   $ 0.348   $ 0.442   $ 0.347   $ 0.427   $ 0.326
  Net realized and unrealized gain (loss) on
    investments                                       0.372    (0.869)    0.404    (0.992)    0.331    (1.046)    0.385    (0.959)
                                                    -------   -------   -------   -------   -------   -------   -------   -------
      Total income (loss) from operations           $ 0.826   $(0.525)  $ 0.832   $(0.644)  $ 0.773   $(0.699)  $ 0.812   $(0.633)
                                                    -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From net investment income                        $(0.454)  $(0.344)  $(0.428)  $(0.348)  $(0.442)  $(0.347)  $(0.427)  $(0.326)
  In excess of net investment income                 (0.012)   (0.071)   (0.024)   (0.068)   (0.011)   (0.064)   (0.015)   (0.061)
                                                    -------   -------   -------   -------   -------   -------   -------   -------
      Total distributions                           $(0.466)  $(0.415)  $(0.452)  $(0.416)  $(0.453)  $(0.411)  $(0.442)  $(0.387)
                                                    -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, end of year                        $ 9.420   $ 9.060   $ 9.320   $ 8.940   $ 9.210   $ 8.890   $ 9.350   $ 8.980
                                                    =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN (2)                                      9.45%    (5.45%)    9.64%    (6.75%)    9.00%    (7.29%)    9.35%    (6.53%)
RATIOS/SUPPLEMENTAL DATA**:
    Net assets, end of year (000 omitted)           $ 5,449   $ 5,137   $ 2,168   $ 2,111   $ 3,034   $ 3,919   $ 1,032   $ 1,897
    Ratio of net expenses to average daily net
      assets (1)                                      1.57%     1.64%+    1.56%     1.60%+    1.29%     1.23%+    1.35%     1.28%+
    Ratio of net investment income to average
      daily net assets                                4.96%     4.41%+    4.76%     4.42%+    5.00%     4.50%+    4.81%     4.53%+

** For the period from the start of business, December 6, 1993, December 7, 1993, December 7, 1993 and December 13, 1993, respectively, to September 30, 1994, and for the year ended September 30, 1995 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                      $0.414    $0.293    $0.336    $0.241    $0.377    $0.299    $0.318    $0.204
                                                     ======    ======    ======    ======    ======    ======    ======    ======

RATIOS  (As a percentage of average daily net
        assets):
        Expenses (1)                                  2.01%    2.29%+     2.58%    2.96%+     2.03%    1.85%+     2.58%    2.66%+
        Net investment income                         4.52%    3.76%+     3.74%    3.06%+     4.26%    3.88%+     3.58%    3.15%+
   + Annualized.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
   * For the Classic New York, Classic Ohio, Classic Rhode Island and Classic West Virginia Funds, the Financial
     Highlights are for the period from the start of business, December 6, 1993, December 7, 1993, December 7, 1993 and
     December 13, 1993, respectively, to September 30, 1994.

                       See notes to financial statements

                                    -------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (1940 Act), as amended, as an open-end management investment company. The Trust presently consists of sixty-six Funds, eight of which are included in these financial statements. They include EV Classic California Municipals Fund ("Classic California Fund") (formerly a series of Eaton Vance Investment Trust), which is registered under the 1940 Act as a diversified management investment company, EV Classic Florida Tax Free Fund ("Classic Florida Fund"), EV Classic Massachusetts Tax Free Fund ("Classic Massachusetts Fund"), EV Classic Mississippi Tax Free Fund ("Classic Mississippi Fund"), EV Classic New York Tax Free Fund ("Classic New York Fund"), EV Classic Ohio Tax Free Fund ("Classic Ohio Fund"), EV Classic Rhode Island Tax Free Fund ("Classic Rhode Island Fund"), and EV Classic West Virginia Tax Free Fund ("Classic West Virginia Fund"), each of which is registered under the 1940 Act as a non-diversified management investment company. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic California Fund invests its assets in the California Tax Free Portfolio, the Classic Florida Fund invests its assets in the Florida Tax Free Portfolio, the Classic Massachusetts Fund invests its assets in the Massachusetts Tax Free Portfolio, the Classic Mississippi Fund invests its assets in the Mississippi Tax Free Portfolio, the Classic New York Fund invests its assets in the New York Tax Free Portfolio, the Classic Ohio Fund invests its assets in the Ohio Tax Free Portfolio, the Classic Rhode Island Fund invests its assets in the Rhode Island Tax Free Portfolio, and the Classic West Virginia Fund invests its assets in the West Virginia Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (0.7%, 0.7%, 0.9%, 8.0%, 0.8%, 0.7%, 0.7%, and 2.5% at September 30, 1995 for
the Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1995, the Funds, for federal income tax purposes, had capital loss carryovers, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

The amounts and expiration dates of the capital loss carryovers are as follows:

         FUND             AMOUNT         EXPIRES
------------------------------------------------------
Classic California Fund  $  4,833   September 30, 2003
                           59,053   September 30, 2002
Classic Florida Fund       19,484   September 30, 2003
                          166,878   September 30, 2002
Classic Massachusetts
  Fund                     14,863   September 30, 2003
                           85,630   September 30, 2002
Classic Mississippi
  Fund                     20,891   September 30, 2003
                           65,533   September 30, 2002
Classic New York Fund      16,076   September 30, 2003
                           46,131   September 30, 2002
Classic Ohio Fund           4,540   September 30, 2003
                           15,584   September 30, 2002
Classic Rhode Island
  Fund                     85,223   September 30, 2002
Classic West Virginia
  Fund                      4,513   September 30, 2003
                           20,474   September 30, 2002

Additionally, at September 30, 1995, net capital losses of $141,249, $360,526, $203,067, $203,526, $122,759, $73,189, $168,377 and $42,901 for the Classic
California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.

Dividends paid by each Fund from net tax-exempt interest on municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal

                                    -------
--------------------------------------------------------------------------------

Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS--For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Ruling, the Funds changed their tax accounting for commissions paid from charging the expense to paid-in capital to charging the expense to operations. The change had no effect on either the Funds' current yield or total return (Notes 2 and 5).

F. OTHER--Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of a Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended September 30, 1995, $10,485, $24,980, $10,614, $9,457, $20,036,
$7,303, $12,985 and $6,256 were reclassified from distributions in excess of net investment income to paid-in capital, due to permanent differences between book and tax accounting for distribution costs for the Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund, respectively. Net investment income, net realized gains and net assets were not affected by these reclassifications.

                                    -------

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                          CLASSIC               CLASSIC
                                          CLASSIC                   CLASSIC            MASSACHUSETTS          MISSISSIPPI
                                     CALIFORNIA FUND              FLORIDA FUND             FUND                  FUND
                              ------------------------------     ---------------        --------------        -------------
                                  YEAR ENDED                        YEAR ENDED            YEAR ENDED           YEAR ENDED
                                 SEPTEMBER 30,    YEAR ENDED      SEPTEMBER 30,          SEPTEMBER 30,        SEPTEMBER 30,
                              -----------------    MARCH 31,     ---------------        --------------        --------------
                               1995     1994***     1994**        1995      1994*        1995     1994*       1995     1994*
                              -------   -------   ----------     ------    ------        ----     -----       -----    -----
Sales                           86,883   155,065     333,899      100,863    1,181,103    103,012    475,720     85,045   387,168
Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                 6,267     4,043          990       15,557      15,396      12,218    10,132      8,505     5,724
Redemptions                   (115,522)  (64,922)    (110,549)    (452,681)   (297,874)   (232,568)  (69,920)  (156,634)  (79,178)
                              --------  --------     --------     --------    --------    --------   -------   --------   -------
    Net increase (decrease)    (22,372)   94,186      224,340     (336,261)    898,625    (117,338)  415,932    (63,084)  313,714
                              ========  ========     ========     ========   =========    ========   =======   ========   =======


                                     CLASSIC               CLASSIC              CLASSIC                CLASSIC
                                  NEW YORK FUND           OHIO FUND         RHODE ISLAND FUND     WEST VIRGINIA FUND
                               -------------------     -----------------    ------------------    ------------------
                                    YEAR ENDED             YEAR ENDED           YEAR ENDED            YEAR ENDED
                                  SEPTEMBER 30,           SEPTEMBER 30,        SEPTEMBER 30,         SEPTEMBER 30,
                               -------------------     -----------------    ------------------    ------------------
                                 1995      1994*          1995    1994*      1995        1994*     1995       1994*
                               --------   --------     -------   -------    ------      ------    ------     -------
Sales                           242,369    669,316      58,811   341,950      35,648    536,962     5,454    267,099
Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                 25,207     10,092       7,852     6,461      12,896     10,899     5,559      4,960
Redemptions                    (255,881)  (112,740)    (70,065)  (112,287)  (159,886)  (106,890)  (111,885)  (60,756)
                               --------   --------     -------   --------   --------   --------   --------   -------
     Net increase (decrease)     11,695    566,668      (3,402)   236,124   (111,342)   440,971   (100,872)   11,303
                               ========   ========     =======   ========    =======   ========   ========   =======


  * For the Classic Florida, Classic Massachusetts, Classic Mississippi, Classic New York, Classic Ohio, Classic Rhode Island and Classic West Virginia Funds, the transactions in Fund shares are for the period from the start of business, December 3, 1993, December 7, 1993, December 7, 1993, December 6, 1993, December 7, 1993, December 7, 1993 and December 13, 1993, respectively, to September 30, 1994.
 ** For the Classic California Fund, the transactions in Fund shares are for the period from the start of business, December 3, 1993, to March 31, 1994.
*** For the Classic California Fund, the transactions in Fund shares are for the six months ended September 30, 1994 (Note 8).

                                    -------
--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $39,199, $24,340, $13,833, $14,260, $24,385, $20,605, $20,429 and $16,838 of expenses related to the operation of the Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective January 30, 1995, the Trustees of the Funds adopted an Amended Distribution Plan. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc.
(EVD), amounts equal to 1/365 of 0.75% of each Funds' daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended September 30, 1995, Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund, and Classic West Virginia Fund, paid or accrued $20,968, $45,748, $21,336, $18,469, $41,624, $15,218, $25,243 and $11,019,
respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At September 30, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund were approximately $331,000, $713,000, $310,000, $281,000,
$467,000, $240,000, $340,000 and $166,000, respectively.

In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter, in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.20% (0.25% for the Classic California Fund) of each Fund's average daily net assets for each fiscal year. For the year ended September 30, 1995, Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $6,989, $12,199, $5,690, $4,925, $11,100, $4,058, $6,731 and
$2,938, respectively. Pursuant to the Amended Distribution Plan, on sales made prior to January 30, 1995, EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.20%, annualized, of the assets maintained in each Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.20% (0.25% for the Classic California Fund) of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.20% (0.25% for the Classic California Fund) per annum of the Funds' average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

                                    -------

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGES

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds' Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the year ended September 30, 1995, EVD received $400, $917, $1,445, $59, $97, $19 and $186, respectively of CDSC paid by shareholders for the Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, and Classic Rhode Island Fund. EVD did not receive any CDSC from shareholders of the Classic West Virginia Fund during the year ended September 30, 1995.

--------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in each Fund's
investment in its corresponding
Portfolio for the year ended September
30, 1995 were as follows:

                                                CLASSIC          CLASSIC            CLASSIC             CLASSIC
                                               CALIFORNIA        FLORIDA         MASSACHUSETTS        MISSISSIPPI
                                                  FUND             FUND              FUND                FUND
                                               ----------       ----------       -------------       -------------
Increases                                      $ 873,828        $  989,913        $   998,839         $   827,116
Decreases                                      1,235,100         4,428,717          2,169,128           1,502,599

                                                CLASSIC          CLASSIC            CLASSIC             CLASSIC
                                                NEW YORK           OHIO          RHODE ISLAND        WEST VIRGINIA
                                                  FUND             FUND              FUND                FUND
                                               ----------       ----------       -------------       -------------
Increases                                      $2,820,843       $  524,994        $   416,499         $    80,818
Decreases                                      2,520,062           703,777          1,636,556           1,086,744

--------------------------------------------------------------------------------

(8) CHANGE IN FISCAL YEAR

The Classic California Fund changed its fiscal year end from March 31, to September 30, effective September 30, 1994.

                                    -------

                          Independent Auditors' Report

--------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
  EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Classic California Municipals Fund, EV Classic Florida Tax Free Fund, EV Classic Massachusetts Tax Free Fund, EV Classic Mississippi Tax Free Fund, EV Classic New York Tax Free Fund, EV Classic Ohio Tax Free Fund, EV Classic Rhode Island Tax Free Fund and EV Classic West Virginia Tax Free Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) as of September 30, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period ended September 30, 1995 and for the EV Classic California Municipals Fund for the period from the start of business, December 3, 1993 to March 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Eaton Vance Municipals Trust at September 30, 1995, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

                                    -------
                         California Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               COGENERATION - 3.4%
NR        BBB-       $ 2,985   Central Valley Financing
                               Authority, Carson Ice-Gen
                               Project, 6.20%, 7/1/20     $   2,914,584
NR        BBB-        10,900   Sacramento Cogeneration
                               Authority, Procter &
                               Gamble Project, 6.50%,
                               7/1/21                        10,987,636
                                                          -------------
                                                          $  13,902,220
                                                          -------------
                               ESCROWED TO MATURITY - 16.2%
NR        NR         $   130   City of Commerce Joint
                               Powers Financing
                               Authority, 8.00%, 3/1/22   $     153,456
NR        BBB          2,000   City of Rancho Mirage
                               Joint Powers Financing
                               Authority, Civic Center,
                               7.50%, 4/1/17                  2,320,380
Aaa       AAA          8,000   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.125%, 7/1/16 (2)             9,771,840
Aaa       AAA          6,000   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.25%, 1/1/21 (2)              7,790,400
Aaa       AAA         14,285   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.50%, 11/1/16 (2)            18,319,941
Aaa       AAA          3,000   City and County of San
                               Francisco Sewer System
                               Secondary "RITES,"
                               (AMBAC), Variable, 10/1/21
                               (1)                            3,604,680
Baa1      A-           2,375   City of San Luis Obispo,
                               Capital Improvement Board,
                               8.25%, 6/1/06                  2,489,523
NR        BBB          1,575   Fontana Public Financing
                               Authority, North Fontana
                               Redevelopment Project,
                               7.75%, 12/1/20                 1,871,462
Aaa       AAA          6,400   Port of Oakland, (BIGI),
                               0%, 11/1/05                    3,784,960
NR        NR           3,200   Oceanside California
                               Community Development
                               Commission, 8.40%, 6/1/18      3,357,408
NR        NR           3,000   Poway Redevelopment
                               Agency, Paguay
                               Redevelopment Project,
                               7.75%, 12/15/21                3,567,420
NR        BBB+         1,000   City of Upland, Police
                               Building Construction,
                               8.20%, 8/1/16                  1,054,870
NR        NR           4,000   Huntington Beach Public
                               Financing Authority,
                               Huntington Beach
                               Redevelopment Projects,
                               8.375%, 5/1/18                 4,472,080

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
NR        NR           2,975   Sacramento - Yolo Port
                               District Port Facilities,
                               8.30%, 12/1/03                 3,286,125
                                                          -------------
                                                          $  65,844,545
                                                          -------------
                               GENERAL OBLIGATIONS - 1.9%
Baa1      A          $ 3,000   Puerto Rico, 6.50%, 7/1/23 $   3,131,640
AA        Aa           5,000   East Bay Municipal
                               Utilities District,
                               Wastewater System, 5.00%,
                               4/1/15                         4,435,100
                                                          -------------
                                                          $   7,566,740
                                                          -------------
                               HOSPITALS - 1.1%
NR        BBB+       $ 2,700   City of Stockton, Dameron
                               Hospital Association,
                               8.30%, 12/1/14             $   2,854,818
NR        A            1,500   Woodland, Memorial
                               Hospital, 8.20%, 8/1/15        1,610,175
                                                          -------------
                                                          $   4,464,993
                                                          -------------
                               HOUSING - 8.6%
Aa        AA-        $ 3,770   California Housing Finance
                               Agency (HFA), (AMT),
                               7.375%, 8/1/11             $   3,923,288
Aa        AA-            800   California HFA, 7.375%,
                               8/1/17                           855,792
Aa        AA-          5,000   California HFA, (AMT),
                               7.40%, 8/1/26                  5,381,050
Aa        AA-          3,875   California HFA, (AMT),
                               (FHA) 7.50%, 8/1/25            4,150,513
Aa        AA-          8,185   California HFA, (AMT),
                               (FHA) 7.65%, 8/1/23            8,549,724
Aa        AA-          2,500   California HFA, 8.10%,
                               8/1/16                         2,571,800
Aa        AA-          2,500   California HFA, 8.20%,
                               8/1/17                         2,596,875
Aa        AA-          1,325   California HFA, (AMT),
                               8.60%, 8/1/19                  1,394,165
Aa3       NR              60   California HFA, 9.875%,
                               8/1/10                            61,343
A         NR             845   The Housing Authority of
                               the County of Los Angeles,
                               7.875%, 8/1/16                   874,541
NR        NR           2,000   The Housing Authority of
                               the County of Los Angeles,
                               10.50%, 12/1/29                2,061,700
NR        A+           2,050   City of Oakland, HFA,
                               7.10%, 1/1/10                  2,086,716
NR        AAA            495   County of Riverside,
                               California HFA (GNMA),
                               (AMT), 6.85%, 10/1/16            526,452
                                                          -------------
                                                          $  35,033,959
                                                          -------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               INSURED EDUCATION - 1.0%
Aaa       AAA        $ 3,330   Regents of the University
                               of California, (MBIA),
                               4.75%, 9/1/21              $   2,770,826
Aaa       AAA          1,500   Regents of the University
                               of California, (AMBAC),
                               4.875%, 9/1/19                 1,280,340
                                                          -------------
                                                          $   4,051,166
                                                          -------------
                               INSURED GENERAL OBLIGATION - 0.3%
Aaa       AAA        $ 4,700   Roseville Unified High
                               School District, (FGIC),
                               0%, 6/1/20                 $   1,032,919
                                                          -------------
                               INSURED HOUSING - 0.2%
Aaa       AAA        $   720   California HFA, (MBIA),
                               (AMT), 7.00%, 8/1/23       $     752,177
                                                          -------------
                               INSURED HOSPITALS - 1.1%
Aaa       AAA        $ 5,250   Anaheim Memorial Hospital,
                               (AMBAC), 5.125%, 5/15/20   $   4,547,813
                                                          -------------
                               INSURED LEASE
                               REVENUE/CERTIFICATE OF
                               PARTICIPATION - 4.3%
Aaa       AAA        $ 3,300   California Statewide
                               Communities Development
                               Authority, Motion Picture
                               and Television Fund,
                               (AMBAC), 5.68%, 1/1/24     $   3,052,401
Aaa       AAA          7,700   Moulton Niguel Water
                               District, (AMBAC), 4.80%,
                               9/1/17                         6,548,003
Aaa       AAA          4,350   Stockton, California
                               Wastewater Treatment
                               Plant, (FGIC), 6.80%,
                               9/1/24                         4,701,350
Aaa       AAA         13,985   Visalia Unified School
                               District, (MBIA), 0%,
                               12/1/17                        3,206,201
                                                          -------------
                                                          $  17,507,955
                                                          -------------
                               INSURED TAX
                               ALLOCATION - 1.0%
Aaa       AAA        $ 4,850   City of San Jose
                               Redevelopment Agency,
                               (MBIA), 4.75%, 8/1/24      $   4,000,086
                                                          -------------
                               INSURED TRANSPORTATION - 3.1%
Aaa       AAA        $10,000   Port of Oakland, (AMT),
                               (BIGI), 0%, 11/1/19        $   1,734,500
Aaa       AAA         10,000   Airports Commission City
                               and County of San
                               Francisco, San Francisco
                               International Airport,
                               (MBIA), 6.75%, 5/1/13         10,807,200
                                                          -------------
                                                          $  12,541,700
                                                          -------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               INSURED UTILITIES - 8.8%
Aaa       AAA        $ 5,700   Anaheim Public Financing
                               Authority, Anaheim
                               Electric Utility, (FGIC),
                               5.75%, 10/1/22             $   5,444,754
Aaa       AAA          8,000   Northern California Power
                               Agency "RIBS," (MBIA),
                               Variable, 9/2/25 (1)           8,640,960
Aaa       AAA          3,500   Sacramento Municipal
                               Utilities District,
                               (MBIA), 6.375%, 8/15/22        3,627,820
Aaa       AAA          4,000   Southern California Public
                               Power Authority, (FGIC),
                               Variable, 7/1/12               4,000,000
Aaa       AAA          6,915   Southern California Public
                               Power Authority, (MBIA),
                               5.00%, 1/1/20                  6,044,747
Aaa       AAA          2,750   Southern California Public
                               Power Authority, (MBIA),
                               5.50%, 7/1/20                  2,576,970
Aaa       AAA          5,750   Southern California Public
                               Power Authority, (MBIA),
                               5.75%, 7/1/21                  5,569,393
                                                          -------------
                                                          $  35,904,644
                                                          -------------
                               INSURED WATER & SEWER - 2.7%
Aaa       AAA        $ 5,000   East Bay Municipal Utility
                               District "Yield Curve
                               Notes," (MBIA), Variable,
                               6/1/08 (1)                 $   4,799,800
Aaa       AAA          3,430   San Buenaventura Water
                               District, (AMBAC), 4.75%,
                               10/1/13                        2,965,441
Aaa       AAA          3,000   San Diego County Water
                               Authority, "RITES,"
                               (FGIC), Variable, 4/22/09
                               (1)                            3,074,790
                                                          -------------
                                                          $  10,840,031
                                                          -------------
                               LEASE REVENUE/CERTIFICATES
                               OF PARTICIPATION - 22.6%
A1        AA-        $ 2,945   City of Beverly Hills,
                               6.75%, 6/1/19              $   3,026,606
A1        A-           3,140   California State Public
                               Works Board, Various
                               Community College
                               Projects, 5.00%, 6/1/23        2,879,694
A1        A-           7,485   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.625%, 12/1/18      6,209,107
A1        A-           3,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/10        2,866,080

                                    -------
                   CALIFORNIA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               LEASE REVENUE/CERTIFICATES
                               OF PARTICIPATION - (CONTINUED)
A1        A-           8,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/14        7,376,800
A         A-           2,800   California State Public
                               Works
                               Board, California State Prison -
                               Susanville, 5.375%, 6/1/12     2,586,500
A         A-           3,500   California State Public
                               Works
                               Board, California State Prison -
                               Susanville, 5.375%, 6/1/18     3,107,965
A1        A-           5,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.25%, 6/1/20        4,369,250
A1        A-          14,025   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/19       12,717,029
NR        A            4,150   California Statewide
                               Community Development
                               Authority, Eskaton Health
                               Facilities, 5.875%, 5/1/20     3,862,322
A         BBB          2,750   City of Inglewood,
                               California, Civic Center
                               Improvement Project,
                               7.00%, 8/1/19                  2,841,438
A         A-           5,115   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/16                     1,217,114
A         A-           1,925   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/17                       426,927
A         A-           5,370   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/18                     1,110,086
A         A-           3,100   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/20                       550,188
A         A-           5,000   County of Los Angeles,
                               Disney Parking Project,
                               0%, 9/1/17                     1,070,600
A         A-           1,000   County of Los Angeles,
                               Disney Parking Project,
                               6.50%, 3/1/23                    992,330
NR        NR          14,000   County of Los Angeles,
                               Capital Asset Leasing
                               Corporation, Marina del
                               Rey, 6.50%, 7/1/08            13,725,460
Aa        AA           4,305   County of Orange Water
                               District, 5.00%, 8/15/18       3,668,376

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
A1        A+           4,000   Pasadena Parking Facility
                               Project, 6.25%, 1/1/18         4,111,480
NR        A-           2,360   Richmond Joint Powers
                               Financing Authority,
                               7.00%, 5/15/07                 2,532,091
Aa        A+           4,000   City of Sacramento
                               Financing Authority,
                               5.40%, 11/1/20                 3,666,440
Aa        NR           6,000   University of California
                               at Los Angeles
                               Chiller/Cogeneration
                               Project, 5.60%, 11/1/20        5,537,460
NR        BBB          1,000   Watsonville Mammoth Lakes,
                               7.875%, 6/1/11                 1,072,130
                                                          -------------
                                                          $  91,523,473
                                                          -------------
                               NURSING HOMES - 0.8%
NR        NR         $ 3,250   Banning, San Georgonio
                               Pass Convalescent
                               Hospital, (AMT), 9.50%,
                               12/1/11                    $   3,381,365
                                                          -------------
                               SOLID WASTE - 0.6%
Baa1      NR         $ 2,350   Mojave Desert and Mountain
                               Solid Waste Joint Powers
                               Authority, (AMT), 7.875%,
                               6/1/20                     $   2,569,396
                                                          -------------
                               SPECIAL TAX - 4.9%
NR        NR         $ 2,100   City of Fairfield, Green
                               Valley Road - Mangels
                               Boulevard Extension
                               Assessment District,
                               7.375%, 9/2/18             $   2,147,880
NR        NR             970   City of Fairfield, Green
                               Valley Road - Mangels
                               Boulevard Extension
                               Assessment District,
                               8.00%, 9/2/11                    999,876
NR        NR           3,000   Lincoln Unified School
                               District, 7.625%, 9/1/21       3,128,730
Baa       NR          10,800   Pleasanton Joint Powers
                               Financing Authority,
                               6.15%, 9/2/12                 10,654,200
NR        NR           3,000   County of Riverside
                               Community Facilities
                               District, 7.55%, 9/1/17        3,053,790
                                                          -------------
                                                          $  19,984,476
                                                          -------------
                               TAX ALLOCATION - 9.0%
NR        NR         $ 2,945   City of Commerce Joint
                               Powers Financing
                               Authority, 8.00%, 3/1/22   $   3,110,951
NR        BBB          5,000   County of Contra Costa
                               Public Financing
                               Authority, 7.10%, 8/1/22       5,134,300

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                        VALUE
--------------------------------------------------------------------------------
                               TAX ALLOCATION - (CONTINUED)
NR        BBB          3,910   Fontana Public Financing
                               Authority, Downtown
                               Redevelopment Project
                               7.00%, 9/1/21                  3,952,111
NR        BBB          8,220   Fontana Redevelopment
                               Agency, Jurupa Hills
                               Redevelopment Project
                               Area, 7.00%, 10/1/14           8,351,191
NR        BBB          2,500   City of Pittsburg
                               Redevelopment Agency,
                               7.40%, 8/15/20                 2,614,900
NR        BBB            600   City of Rancho Mirage
                               Joint Powers Financing
                               Authority, 7.50%, 4/1/17         632,592
NR        BBB          2,500   County of Riverside
                               Redevelopment Agency,
                               7.50%, 10/1/26                 2,619,025
NR        BBB          5,605   San Carlos Redevelopment
                               Agency, 7.10%, 9/1/17          5,777,185
NR        NR           1,400   City of Simi Valley
                               Community Development
                               Agency, 8.20%, 9/1/12          1,419,852
Baa1      BBB+         3,000   Westminster Redevelopment
                               Agency, 7.30%, 8/1/21          3,107,820
                                                          -------------
                                                          $  36,719,927
                                                          -------------
                               TRANSPORTATION - 5.8%
NR        BBB        $ 3,050   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23      $   3,056,558
Aa        AA-          2,000   City of Long Beach Harbor
                               Revenue Bonds, (AMT),
                               7.25%, 5/15/19                 2,154,720
A1        A-           1,400   County of Orange,
                               California Airport Revenue
                               Bonds, 8.125%, 7/1/16          1,449,294
NR        NR          12,000   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/14                     3,481,440
NR        NR           5,765   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/26                       721,778
NR        NR          35,975   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/27                     4,205,117


RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)   SECURITY                       VALUE
------------------------------------------------------------------------
NR        NR           4,940   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               7.00%, 1/1/30                  5,074,368
Baa1      BBB          1,500   Stockton Port District,
                               7.95%, 1/1/05                  1,598,940
Baa1      BBB          1,500   Stockton Port District,
                               8.10%, 1/1/14                  1,611,510
                                                          -------------
                                                          $  23,353,725
                                                          -------------
                               UTILITIES - 1.7%
Aa        AA-        $ 7,070   Southern California Public
                               Power Authority, 0%,
                               7/1/15                     $   2,109,829
Aa        AA-          3,425   Southern California Public
                               Power Authority, 5.50%,
                               7/1/20                         3,176,277
Aa        AA           1,490   Southern California Public
                               Power Authority, 6.875%,
                               7/1/15                         1,530,170
                                                          -------------
                                                          $   6,816,276
                                                          -------------
                               WATER AND SEWER - 0.9%
NR        BBB        $ 3,190   Orange Cove Irrigation
                               District, 6.625%, 2/1/17   $   3,232,904
Aa        AA-            515   City of Pasadena, Water
                               Revenue Bonds, 5.00%,
                               7/1/18                           449,760
                                                          -------------
                                                          $   3,682,664
                                                          -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $381,719,158)        $ 406,022,251
                                                          =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 35.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.1% to 13.0% of total investments.

                       See notes to financial statements

                                    -------
                           Florida Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               COGENERATION - 3.5%
Baa3      BBB-       $ 7,275   Martin County, Indian Town
                               Project, (AMT), 7.875%,
                               12/15/25                   $   7,985,840
NR        NR           4,000   Palm Beach County,
                               Okeelanta Power L.P.
                               Project (AMT), 6.85%,
                               2/15/21                        3,942,760
NR        NR           9,250   Palm Beach County, Osceola
                               Power L.P. Project (AMT),
                               6.95%, 1/1/22                  9,226,413
NR        NR           3,100   Palm Beach County, Osceola
                               Power L.P. Project (AMT),
                               6.85%, 1/1/14                  3,077,246
                                                          -------------
                                                          $  24,232,259
                                                          -------------
                               EDUCATION - 0.8%
NR        AAA        $ 5,500   Volusia County Educational
                               Facilities, Embry-Riddle
                               Aeronautical University
                               Project (CLEE), 6.625%,
                               10/15/22                   $   5,863,055
                                                          -------------
                               ESCROWED - 3.8%
NR        A+         $ 2,100   Charlotte County, St.
                               Joseph's Hospital, 8.25%,
                               8/15/18                    $   2,359,497
Aaa       AAA          9,225   Dade County, Baptist
                               Hospital of Miami Project,
                               5.75%, 5/1/21                  9,163,377
Aaa       AAA          5,000   Florida Municipal Power
                               Agency Stanton II Project
                               (AMBAC), Variable, 10/1/20
                               (1)                            6,306,250
Aaa       AAA          1,185   Jacksonville
                               Transportation Authority,
                               7.375%, 7/1/20                 1,353,554
NR        NR           1,675   Mid-Bay Bridge Authority,
                               6.875%, 10/1/22                1,881,879
Aaa       AAA          2,000   Orlando & Orange County
                               Expressway Authority
                               (FGIC), 8.25%, 7/1/14          2,585,120
NR        AAA          2,355   Pinellas County Health
                               Facilities Finance
                               Authority, Sun Coast
                               Health System, Series A,
                               8.50%, 3/1/20                  2,773,695
                                                          -------------
                                                          $  26,423,372
                                                          -------------
                               GENERAL OBLIGATIONS - 7.5%
Aa        AA         $ 1,000   Florida Board of
                               Education, 6.75%, 6/1/09   $   1,113,690
Aa        AA          16,100   Florida Board of
                               Education, 6.70%, 6/1/22      17,056,823
Aa        AA           1,500   Florida Board of
                               Education, 5.20%, 6/1/23       1,351,890
Aa        AA           8,000   Florida Board of General
                               Services, 6.60%, 7/1/17        8,454,960
NR        BBB          4,675   Guam Government, 5.40%,
                               11/15/18                       4,068,840

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
A         A            7,255   Hillsborough County,
                               Museum of Science &
                               Industry, 6.45%, 1/1/22        7,410,692
Baa1      A            2,000   Puerto Rico, 6.50%, 7/1/23     2,087,760
Baa1      A            3,235   Puerto Rico Public
                               Building Authority, 5.50%,
                               7/1/21                         2,988,137
Baa1      A            7,350   Puerto Rico Public
                               Building Authority, 5.70%,
                               7/1/09                         7,335,374
                                                          -------------
                                                          $  51,868,165
                                                          -------------
                               HEALTH CARE - 7.4%
NR        AAA        $ 5,075   Dade County Industrial
                               Development Authority,
                               Gramercy Park Nursing Care
                               Center, 6.60%, 8/1/23      $   5,298,351
NR        AAA          4,285   Dade County Industrial
                               Development Authority,
                               Florida Club Care Center
                               (GNMA), 6.60%, 1/20/18         4,333,849
NR        BBB+         3,600   Escambia County Health
                               Facilities Authority,
                               Baptist Hospital, Inc. and
                               The Baptist Manor, Inc.,
                               6.75%, 10/1/14                 3,686,580
NR        BBB+         8,995   Escambia County Health
                               Facilities Authority,
                               Baptist Hospital, Inc.,
                               6.00%, 10/1/14                 8,564,769
Baa1      NR           3,750   Jacksonville Health
                               Facilities Authority,
                               National Benevolent
                               Association, Cypress
                               Village Florida Project,
                               7.00%, 12/1/22                 3,805,125
A         NR          14,000   City of Venice Health
                               Facilities, 6.00%, 12/1/14    15,304,100
A         NR           9,810   City of Venice Health
                               Facilities, 5.75%, 12/1/24    10,544,573
                                                          -------------
                                                          $  51,537,347
                                                          -------------
                               HOSPITAL REVENUE - 1.4%
NR        AA+        $ 4,750   Jacksonville Health
                               Facilities Finance
                               Authority, St. Luke's
                               Hospital Association
                               Project, 6.75%, 11/15/13   $   5,070,008
A         BBB+         5,000   St. John's County
                               Industrial Development
                               Authority, Flagler
                               Hospital Project, 6.00%,
                               8/1/22                         4,794,000
                                                          -------------
                                                          $   9,864,008
                                                          -------------
                               HOUSING - 10.6%
NR        AAA        $   630   Broward County HFA SFMR
                               (GNMA), (AMT), 7.35%,
                               3/1/23                     $     654,665
NR        AAA          1,300   Clay County HFA MFMR
                               (GNMA), 7.40%, 12/1/25         1,382,043

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               HOUSING - (CONTINUED)
Aaa       NR           2,750   Clay County HFA SFMR
                               (GNMA), (AMT), 6.55%,
                               3/1/28                         2,785,035
Aaa       NR             290   Dade County HFA SFMR
                               (GNMA), 7.10%, 3/1/17            304,068
Aaa       NR           1,220   Dade County HFA SFMR
                               (GNMA), (AMT), 7.75%,
                               9/1/22                         1,284,306
Aaa       NR           1,160   Dade County HFA SFMR
                               (GNMA), (AMT), 7.25%,
                               9/1/23                         1,209,718
Aaa       NR              75   Dade County HFA SFMR
                               (GNMA), 7.00%, 3/1/24             77,795
NR        AAA          5,100   Dade County HFA SFMR
                               (GNMA), (AMT), 6.55%,
                               10/1/27                        5,149,113
NR        AAA          5,850   Dade County HFA SFMR
                               (GNMA), (AMT), 6.70%,
                               4/1/28                         6,019,943
Aaa       NR           2,540   Escambia County HFA SFMR
                               (GNMA), (AMT), 7.40%,
                               10/1/23                        2,646,401
Aaa       NR           7,500   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.85%,
                               10/1/17                        7,655,325
Aaa       NR           5,000   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.90%,
                               10/1/21                        5,143,800
Aaa       NR           6,250   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.95%,
                               10/1/27                        6,444,500
NR        AAA          1,125   Florida HFA (FHA), 6.35%,
                               6/1/14                         1,142,719
Aaa       NR             960   Hillsborough County HFA
                               SFMR (GNMA), (AMT),
                               7.875%, 5/1/23                 1,025,040
NR        NR           3,475   City of North Miami Health
                               Care Facilities, The
                               Imperial Club Project,
                               9.25%, 1/1/13                  3,712,065
NR        AAA          1,695   Orange County HFA SFMR
                               (GNMA), (AMT), 7.375%,
                               9/1/24                         1,788,632
Aaa       NR          12,000   Orange County HFA SFMR
                               (GNMA), (AMT), 6.85%,
                               10/1/27 (3)                   12,421,440
NR        AAA          8,000   Orange County HFA SFMR
                               (GNMA), (AMT), 6.60%,
                               4/1/28                         8,057,520
Aaa       NR             845   Palm Beach County HFA SFMR
                               (GNMA), 7.60%, 3/1/23            891,551
Aaa       NR           1,455   Polk County HFA SFMR
                               (GNMA), 7.15%, 9/1/23          1,520,199

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
Baa       BBB          1,400   Puerto Rico Urban Renewal
                               & Housing Corp, 7.875%,
                               10/1/04                        1,582,770
Aaa       AAA            860   Puerto Rico Housing
                               Finance Corp SFMR (GNMA),
                               7.65%, 10/15/22                  910,602
                                                          -------------
                                                          $  73,809,250
                                                          -------------
                               INDUSTRIAL DEVELOPMENT
                               /POLLUTION CONTROL REVENUE
                               -2.3%
B1        BB+        $15,200   Polk County Industrial
                               Development Authority
                               (AMT), 7.525%, 1/1/15      $  15,952,552
                                                          -------------
                               INSURED HEALTH CARE - 0.4%
Aaa       AAA        $   500   Alachua County Health
                               Facility, Mental Health
                               Services Project (CGIC),
                               7.75%, 7/1/10              $     565,260
Aaa       AAA          2,050   Hillsborough County IDA,
                               Allegany Health Systems,
                               J. Knox Village (MBIA),
                               5.75%, 12/1/21                 2,022,510
                                                          -------------
                                                          $   2,587,770
                                                          -------------
                               INSURED HOSPITALS - 5.7%
Aaa       AAA        $ 8,000   Charlotte County Health
                               Care, Bon-Secours Health
                               System Project (FSA),
                               Variable, 8/30/27 (1)      $   8,026,880
Aaa       AAA         23,355   Jacksonville FL Health
                               Authority, Daughters of
                               Charity (MBIA), 5.00%,
                               11/15/15                      20,846,439
Aaa       AAA          2,000   Lee County, Memorial
                               Hospital (MBIA), Variable,
                               4/1/20 (1)                     2,161,080
Aaa       AAA          5,290   Orange County Health
                               Facilities Finance
                               Authority, (FGIC), 7.875%,
                               12/1/25                        5,614,753
Aaa       AAA          3,000   Orange County Health
                               Facilities Authority
                               (MBIA), Variable, 10/29/21
                               (1)                            3,199,950
                                                          -------------
                                                          $  39,849,102
                                                          -------------
                               INSURED HOUSING - 2.3%
Aaa       AAA        $ 1,430   Brevard County HFA SFMR
                               (FSA), 7.00%, 3/1/13       $   1,493,292
Aaa       AAA          1,720   Duval County HFA SFMR
                               (FGIC), 7.35%, 7/1/24          1,811,900
Aaa       AAA          6,530   FL HEFA, Maitland Club
                               Apartment Project (AMBAC)
                               (AMT), 6.875%, 8/1/26          6,776,377

                                    -------
                     FLORIDA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               INSURED HOUSING -
                               (CONTINUED)
Aaa       AAA          3,000   FL HFA, Brittany of
                               Rosemont Project (AMBAC)
                               (AMT), 6.875%, 8/1/26          3,113,190
Aaa       AAA          2,675   Lee County SCA MFMR (FSA)
                               (AMT), 7.05%, 1/1/30           2,773,387
                                                          -------------
                                                          $  15,968,146
                                                          -------------
                               INSURED INDUSTRIAL
                               DEVELOPMENT/POLLUTION
                               CONTROL REVENUE - 1.2%
Aaa       AAA        $ 8,200   Citrus County PCR (MBIA),
                               6.35%, 2/1/22              $   8,558,996
                                                          -------------
                               INSURED MISCELLANEOUS - 0.4%
Aaa       AAA        $ 2,000   Escambia County (MBIA),
                               7.20%, 1/1/15              $   2,150,300
Aaa       AAA            799   Osceola County IDA
                               Community Provider Pooled
                               Loan Program, (CGIC),
                               7.75%, 7/1/10                    854,251
                                                          -------------
                                                          $   3,004,551
                                                          -------------
                               INSURED SOLID WASTE - 0.3%
Aaa       AAA        $ 1,500   St. John's County Solid
                               Waste Disposal (FGIC),
                               7.25%, 11/1/10             $   1,685,850
                                                          -------------
                               INSURED SPECIAL TAX
                               REVENUE - 7.9%
Aaa       AAA        $ 5,630   FL Department of
                               Environmental Protection
                               (AMBAC), 4.75%, 7/1/06     $   5,527,421
Aaa       AAA         14,250   FL Department of
                               Environmental Protection
                               (MBIA), 4.75%, 7/1/09         13,318,905
Aaa       AAA          9,675   FL Department of
                               Environmental Protection
                               (MBIA), 4.75%, 7/1/10          8,920,157
Aaa       AAA          3,000   City of Jacksonville-River
                               City Renaissance Project
                               (FGIC), 5.375%, 10/1/18        2,799,570
Aaa       AAA          1,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/10        426,230
Aaa       AAA          1,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/11        396,450
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/12        739,720
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/13        691,600
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/14        645,980
Aaa       AAA          1,500   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/15        452,085

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
Aaa       AAA          1,185   City of Opa-Locka (FGIC),
                               7.00%, 1/1/14                  1,327,449
Aaa       AAA          2,500   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.50%, 7/1/17           2,389,900
Aaa       AAA          7,650   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/21           7,032,951
Aaa       AAA          5,000   St. Petersburg Excise Tax
                               (FGIC), 5.00%, 10/1/16         4,517,950
Aaa       AAA          2,000   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/10                          871,300
Aaa       AAA          1,760   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/12                          667,286
Aaa       AAA          2,840   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/14                          943,022
Aaa       AAA          4,000   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/15                        1,241,200
Aaa       AAA          4,140   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/16                        1,211,571
Aaa       AAA          2,525   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/17                          696,925
                                                          -------------
                                                          $  54,817,672
                                                          -------------
                               INSURED TRANSPORTATION - 7.0%
Aaa       AAA        $ 4,000   Dade County Aviation
                               Facilities (MBIA) (AMT),
                               6.55%, 10/1/13             $   4,219,320
Aaa       AAA          8,455   FL State Turnpike
                               Authority (FGIC), 6.35%,
                               7/1/22                         8,788,803
Aaa       AAA          3,000   FL State Turnpike
                               Authority (FGIC), 5.00%,
                               7/1/19                         2,667,660
Aaa       AAA          8,600   Greater Orlando Aviation
                               Authority, Orlando Airport
                               Facilities (FGIC), (AMT),
                               6.375%, 10/1/21                8,869,696
Aaa       AAA         14,000   Orlando & Orange County
                               Expressway Authority
                               (FGIC), Variable, 7/1/04
                               (1)                           14,218,120
Aaa       AAA         10,920   Orlando & Orange County
                               Expressway Authority
                               (FGIC), 5.125%, 7/1/20         9,798,734
                                                          -------------
                                                          $  48,562,333
                                                          -------------
                               INSURED UTILITIES - 8.5%
Aaa       AAA        $41,465   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 4.50%, 10/1/27
                               (3)                        $  33,007,384
Aaa       AAA          7,770   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 4.50%, 10/1/16        6,511,338
Aaa       AAA          8,000   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 5.10%, 10/1/25        7,064,080
Aaa       AAA          4,000   Lakeland Electric & Water
                               (FGIC), 6.00%, 10/1/13 (2)     4,026,280

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                              VALUE
--------------------------------------------------------------------------
                               INSURED UTILITIES - (CONTINUED)
Aaa       AAA          1,540   Manatee County Public
                               Utility (FGIC), 0%,
                               10/1/12                             580,980
Aaa       AAA          1,750   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/02 (1)                        1,939,315
Aaa       AAA          2,200   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/03 (1)                        2,462,284
Aaa       AAA          3,500   Vero Beach Electric
                               (MBIA), 5.375%, 12/1/21           3,265,115
                                                             -------------
                                                             $  58,856,776
                                                             -------------
                               INSURED WATER & SEWER - 5.4%
Aaa       AAA        $11,450   Broward County Water &
                               Sewer (AMBAC), 5.125%,
                               10/1/15                       $  10,529,535
Aaa       AAA          9,500   Dade County Water and
                               Sewer System (FGIC),
                               5.00%, 10/1/13                    8,717,580
Aaa       AAA          2,000   City of Fort Myers Utility
                               (FGIC), 5.00%, 10/1/16            1,800,460
Aaa       AAA          6,900   Palm Bay Utility Corp
                               Project (MBIA), 5.00%,
                               10/1/22                           6,024,597
Aaa       AAA          4,000   Sanford Water and Sewer
                               (AMBAC), 4.50%, 10/1/21           3,255,640
Aaa       AAA          1,700   St. John's County Water &
                               Sewer (MBIA), 0%, 6/1/16            507,314
Aaa       AAA          3,550   St. John's County Water &
                               Sewer (MBIA), 0%, 6/1/17            999,148
Aaa       AAA          5,600   St. Lucie County Utility
                               System (FGIC), 6.00%,
                               10/1/20                           5,672,632
                                                             -------------
                                                             $  37,506,906
                                                             -------------
                               LIFE CARE - 1.0%
NR        NR         $ 6,895   Atlantic Beach, Fleet
                               Landing Project, 8.00%,
                               10/1/24                       $   7,208,860
                                                             -------------
                               LEASE/CERTIFICATES OF
                               PARTICIPATION - 0.4%
A1        A+         $ 2,280   Florida State Department
                               of General Services,
                               7.00%, 9/1/20                 $   2,465,273
                                                             -------------
                               NURSING HOMES - 1.1%
NR        NR         $   300   Broward County Industrial
                               Development Authority,
                               Beverly Enterprises -
                               Florida, Inc. Project,
                               9.80%, 11/1/10                $     335,520
NR        NR             475   Charlotte County
                               Industrial Development
                               Authority, Beverly
                               Enterprises, 10.00%,
                               6/1/11                              542,279

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY                     VALUE
--------------------------------------------------------------------------
NR        NR           4,000   Citrus County Industrial
                               Development Authority,
                               Beverly Enterprises,
                               7.25%, 4/1/03                     4,012,040
NR        NR             700   Highlands County
                               Industrial Development
                               Authority, Beverly
                               Enterprises - Florida,
                               Inc. Project, 9.25%,
                               7/1/07                              775,817
NR        NR             410   Okaloosa County, Beverly
                               Enterprises, 10.75%,
                               10/1/03                             448,200
NR        NR             700   Orange County Industrial
                               Development Authority,
                               Beverly Enterprises,
                               9.25%, 8/1/10                       776,475
NR        NR           1,000   Winter Garden, Beverly
                               Enterprises, 8.75%, 7/1/12        1,092,750
                                                             -------------
                                                             $   7,983,081
                                                             -------------
                               SOLID WASTE - 0.6%
A         A          $ 3,870   Broward County Waste
                               Energy Company, L.P. North
                               Project, 7.95%, 12/1/08       $   4,296,590
                                                             -------------
                               SPECIAL TAX REVENUE - 6.2%
A1        A+         $10,620   Orange County, 5.375%,
                               1/1/24                        $   9,654,111
A1        NR           3,000   City of Orlando, 6.00%,
                               10/1/22                           2,941,050
Baa1      A            7,410   Puerto Rico Highway &
                               Transportation Authority,
                               5.50%, 7/1/19                     6,908,047
Baa1      A            6,310   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/20                     5,636,281
Baa1      A           10,135   Puerto Rico Highway &
                               Transportation Authority,
                               5.00%, 7/1/22                     8,684,682
Baa1      A           10,560   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/21                     9,413,290
                                                             -------------
                                                             $  43,237,461
                                                             -------------
                               TRANSPORTATION - 1.4%
NR        NR         $10,140   Mid-Bay Bridge Authority,
                               6.125%, 10/1/22               $   9,634,318
                                                             -------------
                               UTILITIES - 12.5%
NR        BBB        $32,325   Guam Power Authority,
                               5.25%, 10/1/23                $  27,848,634
Aa1       AA          42,005   Jacksonville Electric
                               Authority, Bulk Power
                               Supply System, Scherer 4
                               Project, 5.25%, 10/1/21
                               (3)                              38,294,278
Aa1       AA           2,850   Orlando Utilities
                               Commission Water and
                               Electric, 5.125%, 10/1/19         2,554,940

                                    -------
                     FLORIDA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-----------------------------------------------------------------------
                               UTILITIES - (CONTINUED)
Aa        AA           1,750   Orlando Utilities
                               Commission Water and
                               Electric, 5.25%, 10/1/23       1,588,400
Baa1      A-             185   Puerto Rico Electric Power
                               Authority, 7.125%, 7/1/14        201,743
Baa1      A-          10,000   Puerto Rico Electric Power
                               Authority, 7.00%, 7/1/21      11,379,200
A2        A+           2,515   St. Lucie County Solid
                               Waste Disposal, Florida
                               Power & Light Company
                               (AMT), 6.70%, 5/1/27           2,631,520
NR        NR           2,000   Virgin Islands Water &
                               Power Authority, 7.40%,
                               7/1/11                         2,100,420
                                                          -------------
                                                          $  86,599,134
                                                          -------------
                               WATER & SEWER - 0.4%
Baa1      BBB+       $ 2,500   Hillsborough County
                               Utility, 6.625%, 8/1/11    $   2,637,625
                                                          -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $661,202,447)        $ 695,010,453
                                                          =============


(1) The above designated securities have been issued as inverse floater bonds.
(2) When-issued security.
(3) Security has been segregated to cover open when-issued securities.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 50.8% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.2% to 12.8% of total investments.

                       See notes to financial statements

                                    -------
                        Massachusetts Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)
-------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                     VALUE
--------------------------------------------------------------------------------
                               EDUCATION - 9.8%
Aa1       AA+        $ 1,625   Massachusetts Health and
                               Educational Facilities
                               Authority, (HEFA) Amherst
                               College, 6.80%, 11/1/21       $   1,740,440
A1        A+             250   Massachusetts HEFA, Tufts
                               University, 7.75%, 8/1/13           271,052
NR        BBB-         3,700   Massachusetts HEFA,
                               Merrimack College, 7.125%,
                               7/1/12                            3,882,003
NR        AAA          2,900   Massachusetts HEFA,
                               Wentworth Institute,
                               (Connie Lee), 5.50%,
                               10/1/23                           2,675,047
NR        BBB-         6,855   Massachusetts HEFA, Smith
                               College, 5.75%, 7/1/24            6,694,182
Aaa       AAA          5,180   Massachusetts HEFA,
                               Harvard University,
                               5.625%, 11/1/28                   5,114,577
Aa1       AA           4,690   Massachusetts Industrial
                               Finance Agency, Phillips
                               Academy, 5.375%, 9/1/23           4,385,056
A1        NR           2,000   The New England Education
                               Loan Marketing
                               Corporation, (AMT), 6.90%,
                               11/1/09                           2,157,440
NR        BBB-         1,300   Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority,
                               Polytechnic University,
                               5.50%, 8/1/24                     1,128,491
NR        BBB-         1,000   Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority,
                               Polytechnic University,
                               6.50%, 8/1/24                       990,870
                                                             -------------
                                                             $  29,039,158
                                                             -------------
                               GENERAL OBLIGATIONS -13.7%
Baa1      NR         $ 1,000   City of Lowell, 6.375%,
                               8/15/01                       $   1,067,490
A1        A+           3,900   Commonwealth of
                               Massachusetts, 5.00%,
                               1/1/12                            3,609,060
A1        A+             875   Commonwealth of
                               Massachusetts, 5.00%,
                               1/1/14                              795,839
A1        A+           4,750   Massachusetts Bay
                               Transportation Authority
                               (MBTA), 5.50%, 3/1/21             4,525,135
A1        A+           2,500   MBTA, 5.75%, 3/1/18               2,465,775
A1        A+          14,000   MBTA, 5.75%, 3/1/25              13,593,440
A1        A+           1,000   MBTA, 5.90%, 3/1/12               1,014,690
NR        BBB          1,175   Government of Guam, 5.40%,
                               11/15/18                          1,022,650
A         NR           3,375   Town of Nantucket, 6.80%,
                               12/1/11                           3,634,875
Baa1      A              100   Puerto Rico Public
                               Buildings Authority,
                               5.50%, 7/1/21                        92,369
Baa1      A            1,900   Puerto Rico Aqueduct and
                               Sewer Authority, 7.00%,
                               7/1/19                            2,037,313

RATINGS (UNAUDITED)
-------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                          VALUE
--------------------------------------------------------------------------
A         A            2,500   University of
                               Massachusetts Building
                               Authority, 6.875%, 5/1/14         2,839,950
A         A              250   University of
                               Massachusetts Building
                               Authority, 7.20%, 5/1/04            287,396
NR        NR           3,350   Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                           3,528,321
                                                             -------------
                                                             $  40,514,303
                                                             -------------
                               HOSPITALS - 8.4%
A         A-         $ 3,000   Massachusetts HEFA,
                               Charlton Memorial
                               Hospital, 7.25%, 7/1/13       $   3,147,750
A1        A              530   Massachusetts HEFA,
                               Spaulding Rehabilitation
                               Hospital, 7.625%, 7/1/21            568,632
Baa1      BBB+         2,000   Massachusetts HEFA, New
                               England Baptist Hospital,
                               7.35%, 7/1/17                     2,067,480
Aa        NR           3,100   Massachusetts HEFA,
                               Daughters of Charity
                               Health System, 6.10%,
                               7/1/14                            3,143,524
A1        A+           1,000   Massachusetts HEFA, Dana-
                               Farber Cancer Institute,
                               6.65%, 12/1/15                    1,020,340
A         A            4,250   Massachusetts HEFA, The
                               Medical Center of Central
                               Massachusetts, 7.10%,
                               7/1/21                            4,394,755
Baa       BBB          1,825   Massachusetts HEFA,
                               Sisters of Providence
                               Health System, 6.50%,
                               11/15/08                          1,877,870
NR        A-           1,470   Massachusetts HEFA, Jordan
                               Hospital, 6.875%, 10/1/15         1,052,722
NR        A-           1,470   Massachusetts HEFA, Jordan
                               Hospital, 6.875%, 10/1/22         1,507,073
NR        AAA          2,625   Massachusetts HEFA,
                               Winchester Hospital
                               (Connie Lee), 5.75% 7/1/14        2,557,223
NR        AAA          3,650   Massachusetts HEFA,
                               Winchester Hospital
                               (Connie Lee), 5.75% 7/1/24        3,486,917
                                                             -------------
                                                             $  24,824,286
                                                             -------------
                               HOUSING - 11.4%
NR        AAA        $ 2,750   Framingham Housing
                               Authority, (GNMA), 6.65%,
                               2/20/32                       $   2,783,275
A1        A+           6,000   Massachusetts Housing
                               Finance Agency (HFA),
                               6.375%, 4/1/21                    5,973,720
Aa        A+           7,250   Massachusetts HFA, (AMT),
                               6.60%, 12/1/26                    7,328,952
Aa        A+           6,400   Massachusetts HFA, (AMT),
                               6.60%, 12/1/26                    6,469,696
Aaa       AAA          1,000   Massachusetts HFA, (FNMA),
                               6.875%, 11/15/11                  1,063,630

                                    -------
                  MASSACHUSETTS TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
-----------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               HOUSING - (CONTINUED)
Aaa       AAA          2,750   Massachusetts HFA, (FNMA),
                               6.90%, 11/15/21                        2,882,330
Aa        A+           2,795   Massachusetts HFA, (AMT),
                               7.125%, 6/1/25                         2,908,924
Aa        A+             400   Massachusetts HFA, 7.35%,
                               12/1/16                                  425,408
Aa        A+           2,265   Massachusetts HFA, (AMT),
                               8.10%, 6/1/20                          2,369,734
Aa        A+           1,500   Massachusetts HFA, (AMT),
                               8.10%, 12/1/21                         1,576,035
                                                                  -------------
                                                                  $  33,781,704
                                                                  -------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL - 7.0%
Baa1      BBB        $14,185   City of Boston Harbor
                               Electric Energy Company
                               Project, (AMT), 7.30%,
                               5/15/15                            $  15,178,942
NR        NR           9,000   Massachusetts Industrial
                               Finance Agency,
                               Massachusetts Biomedical
                               Research Corporation, 0%,
                               8/1/19                                 3,817,800
Aa3       AA           1,550   Puerto Rico Industrial,
                               Medical and Environmental
                               Pollution Control
                               Authority, The Upjohn
                               Company, 7.50%, 12/1/23                1,697,235
                                                                  -------------
                                                                  $  20,693,977
                                                                  -------------
                               INSURED EDUCATION - 2.1%
Aaa       AAA        $   335   Massachusetts Educational
                               Finance Authority, (MBIA),
                               (AMT), 7.25%, 1/1/09               $     350,460
Aaa       AAA          2,000   Massachusetts Educational
                               Finance Authority,
                               (AMBAC), (AMT), 7.30%,
                               1/1/12                                 2,096,840
Aaa       AAA            250   Massachusetts HEFA,
                               Northeastern University,
                               (AMBAC), 7.50%, 10/1/08                  273,820
Aaa       AAA            400   Massachusetts HEFA, Boston
                               University "RIBS", (MBIA),
                               Variable, 10/1/31 (1)                    439,464
Aaa       AAA          3,000   Massachusetts HEFA, Tufts
                               University, (FGIC), 5.95%,
                               8/15/18                                3,032,640
                                                                  -------------
                                                                  $   6,193,224
                                                                  -------------
                               INSURED GENERAL OBLIGATION - 1.7%
Aaa       AAA        $ 1,795   City of Boston, (FSA),
                               4.875%, 9/1/09                     $   1,686,833
Aaa       AAA          1,000   Commonwealth of Puerto
                               Rico "RIBS", (AMBAC),
                               Variable, 7/1/15 (1)                   1,009,940
Aaa       AAA            600   Town of Tyngsborough,
                               (AMBAC), 6.90%, 5/15/08                  663,798
Aaa       AAA          1,770   MBTA, (MBIA), 5.50%,
                               3/1/21                                 1,663,995
                                                                  -------------
                                                                  $   5,024,566
                                                                  -------------

     RATINGS (UNAUDITED)
-----------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               INSURED HOSPITALS - 11.8%
Aaa       AAA        $   300   Massachusetts HEFA,
                               Berkshire Health Systems,
                               (MBIA), 7.60%, 10/1/14             $     332,346
Aaa       AAA          1,250   Massachusetts HEFA, Beth
                               Israel Hospital, Inverse
                               Floaters, (AMBAC),
                               Variable, 7/1/25 (1)                   1,253,675
Aaa       AAA          1,500   Massachusetts HEFA,
                               Capital Asset Program,
                               (MBIA), 7.20%, 7/1/09                  1,649,085
AAA       AAA          2,050   Massachusetts HEFA, Fallon
                               Healthcare System (CGIG),
                               6.75%, 6/1/20 (2)                      2,171,442
AAA       AAA          4,500   Massachusetts HEFA, Fallon
                               Healthcare System (CGIG),
                               6.875%, 6/1/11                         4,881,465
Aaa       AAA          2,040   Massachusetts HEFA,
                               Beverly Hospital, (MBIA),
                               7.30%, 7/1/13                          2,219,581
Aaa       AAA          1,000   Massachusetts HEFA,
                               Baystate Medical Center,
                               (FGIC), 5.00%, 7/1/20                    883,550
Aaa       AAA          3,000   Massachusetts HEFA, The
                               Medical Center of Central
                               Massachusetts, (AMBAC),
                               "CARS", Variable, 6/23/22
                               (1)                                    3,330,090
Aaa       AAA          2,000   Massachusetts HEFA, St.
                               Elizabeth Hospital Issue,
                               "LEVRRS", (FSA), Variable,
                               8/15/21 (1)                            2,196,960
Aaa       AAA          2,600   Massachusetts HEFA, Saint
                               Luke's Hospital, "Yield
                               Curve Notes", (MBIA),
                               Variable, 8/15/13 (1)                  2,556,970
Aaa       AAA          1,200   Massachusetts HEFA,
                               University Hospital,
                               (MBIA), 7.25%, 7/1/19                  1,323,552
Aaa       AAA          6,950   Massachusetts HEFA, Lahey
                               Clinic, (MBIA), 5.375%,
                               7/1/23                                 6,454,118
Aaa       AAA          5,000   Massachusetts HEFA, New
                               England Medical Center,
                               (MBIA), 5.375%, 7/1/24                 4,664,350
Aaa       AAA          1,000   Massachusetts HEFA, New
                               England Medical Center,
                               (FGIC), 6.50%, 7/1/12                  1,052,960
                                                                  -------------
                                                                  $  34,970,144
                                                                  -------------
                               INSURED HOUSING - 0.7%
Aaa       AAA        $ 2,000   Massachusetts Housing
                               Finance Agency, (AMBAC),
                               6.45%, 1/1/36                      $   2,027,680
                                                                  -------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
-----------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               INSURED TRANSPORTATION - 2.2%
Aaa       AAA        $ 5,860   Massachusetts Port
                               Authority, (AMT), (FGIC),
                               7.50%, 7/1/20                      $   6,490,243
                                                                  -------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 2.9%
NR        A          $ 7,800   Plymouth County,
                               Massachusetts Correctional
                               Facility Project, 7.00%,
                               4/1/22                             $   8,363,862
                                                                  -------------
                               NURSING HOMES - 0.5%
NR        AA         $ 1,495   Massachusetts HEFA,
                               Deutches Altenheim,
                               Incorporated, (FHA),
                               7.70%, 11/1/31(2)                  $   1,613,195
                                                                  -------------
                               SOLID WASTE - 2.6%
Baa1      BBB        $ 5,970   Massachusetts Industrial
                               Finance Agency,
                               Massachusetts Refusetech,
                               Inc. Project, 6.30%,
                               7/1/05                             $   6,242,531
NR        NR           1,340   City of Pittsfield, Vicon
                               Recovery Associates
                               Project, 7.95%, 11/1/04                1,409,425
                                                                  -------------
                                                                  $   7,651,956
                                                                  -------------
                               SPECIAL TAX - 4.2%
A1        A+         $ 5,695   Commonwealth of
                               Massachusetts, Special
                               Obligation Revenue Bonds,
                               6.00%, 6/1/13                      $   5,747,223
A1        A+           4,560   Commonwealth of
                               Massachusetts, Special
                               Obligation Revenue Bonds,
                               5.80%, 6/1/14                          4,518,550
Baa1      A            2,000   Puerto Rico Highway and
                               Transportation Authority,
                               6.625%, 7/1/18                         2,099,080
                                                                  -------------
                                                                  $  12,364,853
                                                                  -------------
                               TRANSPORTATION - 5.2%
NR        BBB        $ 7,950   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23              $   7,967,093
Aa        AA-          7,300   Massachusetts Port
                               Authority, 6.00%, 7/1/23               7,260,069
                                                                  -------------
                                                                  $  15,227,162
                                                                  -------------
                               UTILITY - 6.0%
NR        BBB        $ 2,765   Guam Power Authority,
                               5.25%, 10/1/23                     $   2,382,103
A         BBB+         2,610   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.00%, 7/1/18                 2,555,843
A         BBB+         5,560   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.625%, 7/1/18                5,747,205

     RATINGS (UNAUDITED)
-----------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
A         BBB+         3,500   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.75%, 7/1/11                 3,664,010
Baa1      A-           1,850   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/13               1,755,447
Baa1      A-             150   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/20                 138,746
NR        NR           1,500   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                                 1,575,314
                                                                  -------------
                                                                  $  17,818,668
                                                                  -------------
                               WATER & SEWER - 9.8%
NR        NR         $ 2,075   Massachusetts Industrial
                               Finance Authority,
                               American Hingham Water,
                               6.60%, 12/1/15                     $   2,095,480
A         A           18,620   Massachusetts Water
                               Resources Authority
                               (MWRA), 4.75%, 12/1/23                15,364,479
A         A            5,000   MWRA, 5.00%, 3/1/22                    4,323,500
A         A            1,500   MWRA, 5.25%, 3/1/13                    1,390,095
A         A            3,915   MWRA, 5.25%, 12/1/15                   3,608,260
NR        NR           2,000   Virgin Islands Water and
                               Power Authority, 7.60%,
                               1/1/12                                 2,122,760
                                                                  -------------
                                                                  $  28,904,574
                                                                  -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $277,979,560)                $ 295,503,555
                                                                  =============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 7.3% of total investments.

                       See notes to financial statements

                                    -------
                         Mississippi Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               ESCROWED - 1.6%
Aaa       NR          $1,500   Mississippi Housing Finance
                               Corporation, SFMR, (AMT),
                               (ETM), 0%, 6/1/15                   $    447,360
                                                                   ------------
                               GENERAL OBLIGATIONS - 7.8%
NR        A-          $1,000   Mississippi Development
                               Bank, Golden Triangle Solid
                               Waste, 6.00%, 7/1/15                $    972,850
Aa        AA-            200   Mississippi State, 5.10%,
                               11/15/12                                 188,648
Aa        AA-            500   Mississippi State, 5.75%,
                               6/1/14                                   500,965
Aa        AA-            500   Mississippi State, 6.75%,
                               12/1/14                                  536,265
                                                                   ------------
                                                                   $  2,198,728
                                                                   ------------
                               HOSPITAL REVENUE - 3.2%
A         NR          $1,000   Mississippi Hospital
                               Equipment & Facilities
                               Authority, Rankin Medical
                               Center Project, 5.60%,
                               3/1/19                              $    919,410
                                                                   ------------
                               HOUSING - 9.4%
Aa        NR          $  500   Hinds County Urban Renewal,
                               Woodridge Apartments,
                               (FHA), 6.25%, 11/1/27               $    495,860
NR        NR             200   City of Ridgeland Urban
                               Renewal, The Orchard, LTD.,
                               7.75%, 12/1/15                           197,958
Aaa       NR             300   Vicksburg Leased Housing
                               Corporation, MFMR, Magnolia
                               Manor Apartments, (FHA),
                               5.95%, 8/15/22                           294,063
Aaa       NR             500   Mississippi Home
                               Corporation, SFMR, Access
                               Program, (AMT), 8.10%,
                               12/1/24                                  554,725
Aaa       NR           1,020   Mississippi Home
                               Corporation, SFMR, Access
                               Program, (AMT), 8.125%,
                               12/1/24                                1,131,914
                                                                   ------------
                                                                   $  2,674,520
                                                                   ------------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE - 10.0%
NR        A-          $  600   Jackson County,
                               International Paper Company
                               Project, (AMT), 5.55%,
                               10/1/17                             $    564,468
A2        A            1,000   Lowndes County,
                               Weyerhaeuser Company
                               Project, 6.80%, 4/1/22                 1,106,900
A3        A-             600   Warren County,
                               International Paper Company
                               Project, (AMT), 6.60%,
                               3/1/19                                   608,592

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
NR        AA             500   Port of Gulfport, E.I. du
                               Pont de Nemours and Company
                               Project, (AMT), 7.15%,
                               5/1/16 (2)                               544,390
                                                                   ------------
                                                                   $  2,824,350
                                                                   ------------
                               INSURED EDUCATION - 3.7%
Aaa       AAA         $1,000   Mississippi Educational
                               Facilities Authority,
                               Milsaps College Project,
                               (MBIA) 6.50%, 11/1/19               $  1,041,610
                                                                   ------------
                               INSURED GENERAL OBLIGATION - 5.0%
Aaa       AAA         $  500   Hinds County, (MBIA) 6.25%,
                               3/1/11                              $    535,360
Aaa       AAA          1,000   Desoto County School
                               District, (MBIA) 4.75%,
                               2/1/13                                   883,120
                                                                   ------------
                                                                   $  1,418,480
                                                                   ------------
                               INSURED HOSPITALS - 19.2%
Aaa       AAA         $1,000   Alcorn County, Magnolia
                               Regional Health Center,
                               (AMBAC) 5.75%, 10/1/13              $    967,370
Aaa       AAA          1,000   Gulfport Mississippi
                               Hospital Facilities
                               Authority, Memorial
                               Hospital of Gulfport,
                               (MBIA) 6.20%, 7/1/18                   1,020,310
Aaa       AAA          1,275   Hinds County, Mississippi
                               Methodist Hospital and
                               Rehabilitation Center,
                               (AMBAC) 5.60%, 5/1/12                  1,256,003
Aaa       AAA          1,250   Mississippi Hospital
                               Equipment and Facilities
                               Authority, Methodist Health
                               Systems, (MBIA) 5.50%,
                               8/15/13                                1,189,850
Aaa       AAA          1,000   Mississippi Hospital
                               Equipment and Facilities
                               Authority, Mississippi
                               Baptist Medical Center,
                               (MBIA) 6.00%, 5/1/13                   1,009,080
                                                                   ------------
                                                                   $  5,442,613
                                                                   ------------
                               INSURED HOUSING - 1.8%
Aaa       NR          $  500   Mississippi Home
                               Corporation, SFMR, (GNMA),
                               (AMT), 6.625%, 4/1/27               $    511,910
                                                                   ------------
                               INSURED LEASE/CERTIFICATE
                               OF PARTICIPATION - 5.2%
Aaa       AAA         $1,500   Medical Center Building
                               Corporation, University of
                               Mississippi Medical Center
                               Project, (MBIA) 5.80%,
                               12/1/14                             $  1,476,015
                                                                   ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)
-------------------   PRINCIPAL
                      AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S     OMITTED)   SECURITY                          VALUE
--------------------------------------------------------------------------------
                                 INSURED UTILITIES - 7.0%
Aaa       AAA         $1,600     Jackson County, Gautier
                                 Utility District, (MBIA)
                                 6.375%, 3/1/12                     $  1,661,504
Aaa       AAA            300     Puerto Rico Electric Power
                                 Authority, (FSA), Variable,
                                 7/1/03 (1)                              335,766
                                                                    ------------
                                                                    $  1,997,270
                                                                    ------------
                                 INSURED WATER & SEWER - 5.2%
Aaa       AAA         $1,000     Jackson County, Water and
                                 Sewer Bonds, (MBIA) 5.40%,
                                 9/1/09                             $    980,790
Aaa       AAA            500     City of Natchez, Combined
                                 Water and Sewer System,
                                 (MBIA) 5.70%, 8/1/17                    485,380
                                                                    ------------
                                                                    $  1,466,170
                                                                    ------------
                                 NURSING HOMES - 1.7%
NR        NR          $  500     Mississippi Business
                                 Finance Corporation,
                                 Magnolia Healthcare, 7.99%,
                                 7/1/25 (2)                         $    472,415
                                                                    ------------
                                 LEASE/CERTIFICATE OF
                                 PARTICIPATION - 3.6%
A         NR          $1,000     Mississippi University
                                 Educational Building Corp.,
                                 Facilities Renovation,
                                 6.15%, 6/15/15                     $  1,009,330
                                                                    ------------
                                 SPECIAL TAX - 4.7%
Baa1      A           $  500     Puerto Rico Highway and
                                 Transportation Authority,
                                 5.25%, 7/1/20                      $    446,615
Baa1      A            1,000     Puerto Rico Highway and
                                 Transportation Authority,
                                 5.25%, 7/1/21                           891,410
                                                                    ------------
                                                                    $  1,338,025
                                                                    ------------


RATINGS (UNAUDITED)
-------------------   PRINCIPAL
                      AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S     OMITTED)   SECURITY                           VALUE
--------------------------------------------------------------------------------
                                 UTILITIES - 10.9%
NR        BBB         $  810     Guam Power Authority,
                                 6.625%, 10/1/14                    $    829,999
Aa3       A+           1,310     Lamar County, South
                                 Mississippi Electric Power
                                 Association Project, 4.85%,
                                 12/1/06                               1,237,505
Baa3      NR           1,000     Warren County, Mississippi
                                 Power & Light Company
                                 Project, 7.00%, 4/1/22                1,038,360
                                                                    ------------
                                                                    $  3,105,864
                                                                    ------------
                                 TOTAL TAX-EXEMPT
                                 INVESTMENTS (IDENTIFIED
                                 COST, $27,181,386)                 $ 28,344,069
                                                                    ============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 49.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.2% to 36.3% of total investments.

                       See notes to financial statements

                                    -------
                          New York Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)   PRINCIPAL
-------------------    AMOUNT
         STANDARD       (000
MOODY'S  & POOR'S      OMITTED)   SECURITY                              VALUE
-----------------------------------------------------------------------------
                                  ASSISTED LIVING - 0.3%
NR        NR         $ 1,970      Village of North Syracuse
                                  Housing Authority, (AJM
                                  Senior Housing, Inc. Janus
                                  Park Project), 8.00%,
                                  6/1/24                        $   1,922,168
                                                                -------------
                                  EDUCATION - 12.7%
A         NR         $ 1,000      Dutchess County IDA, Bard
                                  College, 7.00%, 11/1/17       $   1,084,310
A1        NR           6,295      Monroe County IDA,
                                  University of Rochester,
                                  7.25%, 12/1/16                    6,646,324
NR        BBB-         1,660      City of New Rochelle IDA
                                  Civic Facilities, College
                                  of New Rochelle, 6.75%,
                                  7/1/22                            1,704,920
Baa1      BBB+         6,895      Dormitory Authority, State
                                  University Educational
                                  Facilities, 4.75%, 7/1/14         6,124,208
Baa1      BBB+         2,500      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.00%, 5/15/18        2,118,800
Baa1      BBB+        11,500      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.25%, 5/15/13       10,464,310
Baa1      BBB+         7,600      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.25%, 5/15/15        6,850,260
Baa1      BBB+         7,605      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.25%, 5/15/19        6,714,759
Baa1      BBB+         6,805      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.25%, 5/15/21        6,043,657
Baa1      BBB+         3,130      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.50%, 5/15/08        3,041,139
Baa1      BBB+        28,250      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.50%, 5/15/13       26,375,613
Baa1      BBB+           415      Dormitory Authority, State
                                  University Educational
                                  Facilities, 7.375%,
                                  5/15/14                             450,279
Baa1      BBB+         1,300      Dormitory Authority, State
                                  University Educational
                                  Facilities, 7.50%, 5/15/11        1,497,184
NR        AA           1,300      Dormitory Authority, New
                                  York Medical College
                                  (Asset Guaranty), 6.875%,
                                  7/1/21                            1,391,845
A1        A+             950      Dormitory Authority,
                                  University of Rochester,
                                  5.625%, 7/1/12                      927,276
                                                                -------------
                                                                $  81,434,884
                                                                -------------

RATINGS (UNAUDITED)   PRINCIPAL
-------------------    AMOUNT
         STANDARD       (000
MOODY'S  & POOR'S      OMITTED)   SECURITY                               VALUE
------------------------------------------------------------------------------
                                  ELECTRIC UTILITIES - 4.9%
A1        A           $ 2,500     New York State Energy
                                  Resource & Development
                                  Authority, Brooklyn Union
                                  Gas (RIBS)(AMT), Variable,
                                  7/1/26 (1)                     $   2,918,350
Aa3       A+              500     New York State Energy
                                  Resource & Development
                                  Authority, Consolidated
                                  Edison (AMT), 7.75%,
                                  1/1/24                               538,345
Aa3       A+            2,365     New York State Energy
                                  Resource & Development
                                  Authority, Consolidated
                                  Edison (AMT), 7.50%,
                                  7/1/25                             2,563,684
Aa3       A+           1,000      New York State Energy
                                  Resource & Development
                                  Authority, Consolidated
                                  Edison (AMT), 7.50%,
                                  1/1/26                            1,098,470
Aa        AA-         18,000      Power Authority of the
                                  State of New York, 5.25%,
                                  1/1/18                           16,447,500
Baa1      A-          11,500      Puerto Rico Electric Power
                                  Authority, 0%, 7/1/17             3,023,350
Baa1      A-           2,250      Puerto Rico Electric Power
                                  Authority, 5.50%, 7/1/20          2,081,183
NR        NR           3,000      Virgin Islands Water and
                                  Power Authority, 7.40%,
                                  7/1/11                            3,150,630
                                                                -------------
                                                                $  31,821,512
                                                                -------------
                                  ESCROWED - 7.6%
Aaa       AAA        $   725      Albany Municipal Water
                                  (MBIA), 7.50%, 12/1/17        $     806,592
Aaa       BBB          1,000      Dormitory Authority, City
                                  University, 7.625%, 7/1/20        1,152,840
Aaa       BBB+         1,530      Dormitory Authority, State
                                  University Educational
                                  Facilities, 7.70%, 5/15/12        1,763,677
NR        BBB          1,000      Dormitory Authority, City
                                  University, 8.125%, 7/1/08        1,116,170
Baa1      BBB-         2,250      Dormitory Authority,
                                  Upstate Community College,
                                  7.20%, 7/1/21                     2,582,842
Baa1      NR           2,000      Dormitory Authority,
                                  Upstate Community College,
                                  7.30%, 7/1/21                     2,305,860
Aaa       AAA            500      Erie County Water
                                  Authority, Water Works
                                  System, 6.00%, 12/1/08              528,920
Aaa       AAA            500      Metropolitan
                                  Transportation Authority
                                  Commuter Facilities Bonds,
                                  7.50%, 7/1/19                       571,735
Aaa       AAA          1,000      New York Local Government
                                  Assistance Corporation
                                  (LGAC), 7.00%, 4/1/16             1,136,100

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                              VALUE
--------------------------------------------------------------------------
                               ESCROWED - (CONTINUED)
Aaa       AAA          5,500   New York LGAC, 6.75%,
                               4/1/21                            6,238,980
Aaa       BBB          1,000   New York State Housing
                               Finance Agency Service
                               Contracts, 7.80%, 9/15/11         1,173,510
Aaa       AAA          1,775   New York State Housing
                               Finance Agency Service
                               Contracts, 7.375%, 9/15/21        2,073,520
Aaa       BBB+            90   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.75%, 8/15/10                      103,334
Aaa       AAA            450   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.875%, 8/15/08                     525,047
Aaa       AAA          3,320   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.50%, 2/15/21                    3,842,004
Aaa       NR           8,100   New York State Urban
                               Development Corporation
                               Correctional Facilities,
                               6.50%, 1/1/21                     8,848,197
Baa1      BBB          4,750   New York State Thruway
                               Authority, Local Highway
                               and Bridge Service
                               Contract Bonds, 7.25%,
                               1/1/10 (2)                        5,404,740
Baa1      BBB          5,350   New York State UDC,
                               Onondaga Co. Convention
                               Center, 7.875% 1/1/10             6,241,577
NR        AA-            500   Power Authority of the
                               State of New York, 8.00%,
                               1/1/17                              548,960
NR        A            1,760   Puerto Rico Highway &
                               Transportation Authority,
                               6.625%, 7/1/18                    1,989,310
                                                             -------------
                                                             $  48,953,915
                                                             -------------
                               GENERAL OBLIGATIONS - 1.6%
Baa1      A-         $   120   New York City, 8.25%,
                               11/15/16                      $     136,942
Baa1      A-           4,000   New York City, 7.50%,
                               2/1/18                            4,399,280
Aa        AA           1,700   Onondaga County, 5.875%,
                               2/15/11                           1,758,259
Aa        AA           1,600   Onondaga County, 5.875%,
                               2/15/12                           1,641,424
Baa1      A            2,175   Puerto Rico Public
                               Building Authority, Public
                               Education and Health
                               Facilities, 5.75%, 7/1/15         2,102,594
                                                             -------------
                                                             $  10,038,499
                                                             -------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                              VALUE
--------------------------------------------------------------------------
                               HEALTH CARE - 19.1%
NR        AAA        $ 6,705   Dormitory Authority,
                               United Health Services
                               (FHA), 7.35%, 8/1/29          $   7,225,509
Aa        AAA          4,785   New York State Medical
                               Care Facilities Finance
                               Agency (MCFFA), Hospital
                               Insured Mortgage (FHA),
                               5.25%, 8/15/14                    4,443,782
NR        AA           2,670   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.10%, 8/15/15                    2,663,645
NR        AAA          3,710   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.125%, 2/15/14                   3,902,994
Aa        AA           1,000   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.55%, 8/15/12                    1,043,570
Aa        AA           3,800   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.65%, 8/15/32                    3,946,338
NR        AA           9,000   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.70%, 8/15/23                    9,446,220
Aa        AA           1,050   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.75%, 2/15/12                    1,107,446
Aa        AA           1,500   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.95%, 2/15/32                    1,586,430
Aa        AA           2,190   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.00%, 8/15/32                    2,326,262
Aa        AA           6,600   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.25%, 2/15/31                    7,124,634
Aa        AA             750   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.35%, 2/15/29                      819,128
Aa        AA           2,425   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 2/15/10             2,484,607
Aa        AA           3,500   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 8/15/14             3,591,490

                                    -------
                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)    PRINCIPAL
-------------------     AMOUNT
         STANDARD        (000
MOODY'S  & POOR'S      OMITTED)     SECURITY                VALUE
---------------------------------------------------------------------------
                                    HEALTH CARE - (CONTINUED)
Aa        AA            5,625       New York State MCFFA,
                                    Insured Mortgage Project
                                    (FHA), 6.20%, 8/15/15            5,723,775
Aa        AA            6,550       New York State MCFFA,
                                    Insured Mortgage Project
                                    (FHA), 6.25%, 8/15/15            6,661,285
Aa        AA            2,500       New York State MCFFA,
                                    Insured Mortgage Project
                                    (FHA), 6.50%, 2/15/35            2,552,300
Aa        AA              950       New York State MCFFA,
                                    Insured Mortgage Project
                                    (FHA), 7.45%, 8/15/31            1,030,095
Baa1      BBB+         10,205       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 5.25%, 2/15/19       9,320,737
Baa1      BBB+         11,500       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 5.25%, 8/15/23       9,895,865
Baa1      BBB+          6,625       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, Series 1994 A,
                                    5.25%, 8/15/23                   5,700,879
Baa1      BBB+          1,230       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 7.50%, 2/15/21       1,372,754
Baa1      BBB+          1,610       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 7.625%,
                                    8/15/17                          1,777,150
Baa1      BBB+            145       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 7.75%, 8/15/10         161,153
Baa1      BBB+            495       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 7.875%,
                                    8/15/08                            558,469
Baa       BBB          19,700       New York State MCFFA,
                                    Secured Hospital
                                    (Brookdale), 6.80%,
                                    8/15/12                         20,263,223
Baa       BBB           5,540       New York State MCFFA,
                                    Secured Hospital, 7.35%,
                                    8/15/11                          5,881,652
                                                                 -------------
                                                                 $ 122,611,392
                                                                 -------------
                                    HOSPITALS - 0.7%
Aa        AAA         $ 1,500       Dormitory Authority, Long
                                    Island Jewish Medical
                                    Center (FHA), 7.75%,
                                    8/15/27                      $   1,629,735
NR        AAA           1,000       Dormitory Authority,
                                    St. Francis Hospital
                                    (FHA), 7.65%, 8/1/30             1,119,780
Baa1      BBB+          1,800       Syracuse Industrial
                                    Development Agency (IDA),
                                    St. Joseph's Hospital
                                    Health Center, 7.50%,
                                    6/1/18                           1,914,804
                                                                 -------------
                                                                 $   4,664,319
                                                                 -------------

RATINGS (UNAUDITED)   PRINCIPAL
-------------------    AMOUNT
         STANDARD       (000
MOODY'S  & POOR'S     OMITTED)    SECURITY                             VALUE
----------------------------------------------------------------------------
                                  HOUSING - 5.5%
NR        NR         $ 4,744      New York City Housing
                                  Development Corporation
                                  (HDC), Allerville Project,
                                  6.50%, 11/15/18               $   4,772,297
Baa       A            4,750      New York City HDC, General
                                  Housing, 6.50%, 5/1/22            4,797,690
NR        NR           2,080      New York City HDC, Dayton
                                  Project, 6.50% 11/15/18           2,092,643
NR        AAA          2,550      New York City HDC, Multi-
                                  Unit Management, 7.35%,
                                  6/1/19                            2,702,439
Aa        A+             235      New York State Housing
                                  Finance Agency, Baytown,
                                  7.10%, 8/15/35                      248,280
Aa        NR             250      New York State Mortgage
                                  Agency, 6.90%, 4/1/03               263,523
Aa        NR           8,750      New York State Mortgage
                                  Agency, 6.90%, 4/1/15             9,220,313
Aa        NR           1,000      New York State Mortgage
                                  Agency, 7.50%, 4/1/15             1,082,280
Aa        NR             295      New York State Mortgage
                                  Agency, 7.65%, 4/1/19               311,963
Aa        NR             625      New York State Mortgage
                                  Agency, 7.70%, 10/1/12              676,644
Aa        NR             270      New York State Mortgage
                                  Agency, 8.00%, 10/1/17              287,312
Aa        NR           6,350      New York State Mortgage
                                  Agency (AMT), 6.40%,
                                  10/1/20                           6,318,568
Aa        NR           1,600      New York State Mortgage
                                  Agency (AMT), 7.95%,
                                  10/1/21                           1,727,808
Baa       BBB            350      Puerto Rico Commonwealth
                                  Urban Renewal & Housing
                                  Corporation, 7.875%,
                                  10/1/04                             395,693
Aaa       AAA            410      Puerto Rico Housing
                                  Financial Corporation
                                  Single-Family (GNMA),
                                  7.65%, 10/15/22                     434,124
                                                                -------------
                                                                $  35,331,577
                                                                -------------
                                  INSURED COLLEGE &
                                  UNIVERSITY - 1.8%
Aaa       AAA        $ 6,950      Dormitory Authority,
                                  Marist College (MBIA),
                                  6.00%, 7/1/22                 $   6,958,549
Aaa       AAA          5,000      Dormitory Authority, New
                                  York University (MBIA),
                                  5.00%, 7/1/11                     4,698,350
                                                                -------------
                                                                $  11,656,899
                                                                -------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S    OMITTED)           SECURITY                  VALUE
--------------------------------------------------------------------------------
                               INSURED GENERAL
                               OBLIGATIONS - 1.0%
Aaa       AAA        $ 1,035   Erie County Water
                               Authority (AMBAC), 0%,
                               12/1/17                        $     211,295
Aaa       AAA          3,900   New York City Trust for
                               Cultural Resources, Museum
                               of Modern Art (AMBAC),
                               5.40%, 1/1/12                      3,764,748
Aaa       AAA          2,480   New York State
                               Environmental Facilities
                               Corporation (EFC), Jamaica
                               Water Supply Company (AMT)
                               (AMBAC), 7.625%, 4/1/29           2,677,334
                                                             -------------
                                                             $   6,653,377
                                                             -------------
                               INSURED GENERAL
                               OBLIGATIONS LOCAL - 1.8%
Aaa       AAA        $   520   Chautauqua County
                               Unlimited Tax (FGIC),
                               6.40%, 9/15/08                 $     574,621
Aaa       AAA            770   Chautauqua County
                               Unlimited Tax (FGIC),
                               6.40%, 9/15/09                       847,123
Aaa       AAA            465   Chautauqua County
                               Unlimited Tax (FGIC),
                               7.30%, 4/1/07                        547,793
Aaa       AAA            725   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/07               838,521
Aaa       AAA            600   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/08               693,852
Aaa       AAA            675   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/13               789,278
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/09               814,891
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/10               816,739
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/11               817,929
Aaa       AAA            675   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/12               789,271
Aaa       AAA            515   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/14               601,808
Aaa       AAA          2,000   New York City (AMBAC),
                               7.00%, 8/1/17                      2,201,300
Aaa       AAA            500   Oyster Bay (FGIC), 6.60%,
                               2/15/12                              533,400
Aaa       AAA            450   Oyster Bay (FGIC), 6.60%,
                               2/15/13                              480,060
                                                              -------------
                                                              $  11,346,586
                                                              -------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD   (000
MOODY'S  & POOR'S    OMITTED)       SECURITY                      VALUE
---------------------------------------------------------------------------
                               INSURED GENERAL
                               OBLIGATIONS SCHOOL
                               DISTRICT - 0.2%
Aaa       AAA        $   700   Bethlehem Central School
                               District (AMBAC), 7.10%,
                               11/1/08                        $     819,903
Aaa       AAA            700   Bethlehem Central School
                               District (AMBAC), 7.10%,
                               11/1/09                              814,716
                                                              -------------
                                                              $   1,634,619
                                                              -------------
                               INSURED GENERAL
                               OBLIGATIONS TERRITORY -
                               0.7%
Aaa       AAA        $ 4,500   Commonwealth of Puerto
                               Rico Public Improvement
                               Residual Interest Tax
                               Exempt Securities (FSA),
                               Variable, 7/1/22 (1)           $   4,616,865
                                                              -------------
                               INSURED HEALTH CARE - 4.4%
Aaa       AAA        $ 1,500   New York State MCFFA, Long
                               Term Health Care (CGIC),
                               6.80%, 11/1/14                 $   1,588,695
Aaa       AAA          1,300   New York State MCFFA, New
                               York Hospital (FHA)
                               (AMBAC), 6.60%, 2/15/11            1,409,226
Aaa       AAA          5,400   New York State MCFFA, New
                               York Hospital (FHA)
                               (AMBAC), 6.75%, 8/15/14            5,794,146
Aaa       AAA         20,525   New York State MCFFA,
                               Mental Health Services
                               Facilities (MBIA), 5.375%,
                               2/15/14                           19,280,980
                                                              -------------
                                                              $  28,073,047
                                                              -------------
                               INSURED HOUSING - 0.1%
Aaa       AAA        $   500   New York City HDC, Charter
                               Oaks (MBIA), 7.375% 4/1/17     $     524,525
                                                              -------------
                               INSURED MISCELLANEOUS - 0.1%
Aaa       AAA        $   500   New York City IDA, (USTA
                               National Tennis Center
                               Incorporated Project)
                               (FSA), 6.375%, 11/15/14        $     522,020
                                                              -------------

                                    -------
                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)
-------------------  PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                                    VALUE
--------------------------------------------------------------------------------
                               INSURED SOLID WASTE - 1.6%
Aaa       AAA        $ 1,650   Dutchess County Resource
                               Recovery Solid Waste
                               (FGIC), 7.50%, 1/1/09               $   1,814,505
Aaa       AAA          6,795   Islip Resource Recovery
                               Agency (MBIA), 6.50%,
                               7/1/09                                  7,272,960
Aaa       AAA          1,000   Montgomery, Otesgo,
                               Schoharie Solid Waste
                               Management Authority
                               (MBIA), 5.25%, 1/1/14                     936,350
                                                                   -------------
                                                                   $  10,023,815
                                                                   -------------
                               INSURED TOLL & TURNPIKE - 1.0%
Aaa       AAA        $ 3,000   Triborough Bridge & Tunnel
                               Authority Residual
                               Interest Securities
                               (MBIA), Variable, 1/1/19
                               (1)                                $   3,033,030
Aaa       AAA          3,000   Triborough Bridge & Tunnel
                               Authority Residual
                               Interest Securities
                               (MBIA), Variable, 1/1/12
                               (1)                                    3,229,230
                                                                  -------------
                                                                  $   6,262,260
                                                                  -------------
                               INSURED WATER & SEWER - 0.1%
Aaa       AAA        $   275   Albany Municipal Water
                               Financial Authority
                               (MBIA), 7.50%, 12/1/17             $     298,944
                                                                  -------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 8.7%
Baa1      BBB        $ 1,955   Dormitory Authority, City
                               University, 5.75%, 7/1/13          $   1,869,000
Baa1      BBB         17,815   Dormitory Authority, City
                               University, 5.75%, 7/1/13             17,031,318
Baa1      BBB            250   Dormitory Authority, City
                               University, 6.375%, 7/1/08               256,618
Baa1      BBB          5,100   Dormitory Authority, City
                               University, 7.00%, 7/1/09              5,653,044
Baa1      BBB          4,325   Dormitory Authority, City
                               University, 7.50%, 7/1/10              4,967,133
Baa1      BBB          6,125   New York State HFA Service
                               Contract, 5.375%, 9/15/11              5,635,000
NR        BBB          5,865   New York State Thruway
                               Authority, 0%, 1/1/01                  4,438,046
Baa1      BBB          5,775   New York State Urban
                               Development Corporation
                               (UDC) Correctional
                               Facilities, 5.50%, 1/1/14              5,342,337
Baa1      BBB          7,670   New York State UDC
                               Correctional Facilities,
                               5.25%, 1/1/13                          6,896,557
Baa1      BBB            500   New York State UDC, Alfred
                               Technology, 7.875%, 1/1/20               549,070

RATINGS (UNAUDITED)
-------------------  PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                                    VALUE
--------------------------------------------------------------------------------
Baa1      BBB            750   New York State UDC,
                               Clarkson Center for
                               Advanced Materials, 7.80%,
                               1/1/20                                    821,512
Baa1      BBB            750   New York State UDC,
                               Clarkson Center for
                               Advanced Materials, 8.00%,
                               1/1/20                                    839,737
Baa1      A            1,825   Syracuse-Hancock
                               International Airport
                               Certificates of
                               Participation, 6.625%,
                               1/1/12                                  1,921,105
                                                                   -------------
                                                                   $  56,220,477
                                                                   -------------
                               MISCELLANEOUS - 1.6%
Aa        AA-        $   200   City of New York Municipal
                               Assistance Corporation,
                               7.50%, 7/1/08                       $     218,888
Aa        AA-            485   City of New York Municipal
                               Assistance Corporation,
                               7.625%, 7/1/08                            530,896
Aa        AA-            635   City of New York Municipal
                               Assistance Corporation,
                               7.625%, 7/1/08                            714,724
NR        NR           1,300   New York City IDA,
                               (YMCA of Greater New
                               York), 8.00%, 8/1/16                    1,394,536
Aaa       AAA          7,000   VRDC-IVRC Trust, Variable
                               Rate, 6/26/02 (1)                       7,214,340
                                                                   -------------
                                                                   $  10,073,384
                                                                   -------------
                               SOLID WASTE - 2.0%
Baa1      A-         $ 2,665   Hempstead IDA Resource
                               Recovery, American
                               Refunding Fuel Co., 7.40%,
                               12/1/10                             $   2,782,473
Baa       NR           9,530   New York State EFC
                               Resource Recovery,
                               Huntington Project, 7.50%,
                               10/1/12                                10,056,056
                                                                   -------------
                                                                   $  12,838,529
                                                                   -------------
                               SPECIAL TAX REVENUE - 12.5%
A         A          $12,160   New York State LGAC,
                               5.00%, 4/1/21                       $  10,582,240
A         A            5,000   New York State LGAC,
                               5.00%, 4/1/21                           4,368,900
A         A            8,750   New York State LGAC,
                               5.00%, 4/1/23                           7,526,313
A         A            4,750   New York State LGAC,
                               5.25%, 4/1/16                           4,406,908
A         A            2,500   New York State LGAC,
                               5.25%, 4/1/19                           2,265,400
A         A            4,500   New York State LGAC,
                               5.375%, 4/1/16                          4,221,180
A         A            5,225   New York State LGAC,
                               5.50%, 4/1/17                           4,960,040

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)
-------------------  PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                                    VALUE
--------------------------------------------------------------------------------
                               SPECIAL TAX REVENUE - (CONTINUED)
A         A           12,420   New York State LGAC,
                               5.50%, 4/1/18                          11,731,808
A         A           13,000   New York State LGAC,
                               5.50%, 4/1/21                          12,140,570
NR        BBB+         2,630   New York State Municipal
                               Bond Bank Agency, 6.875%,
                               3/15/06                                 2,866,095
Baa1      BBB          3,100   New York State Thruway
                               Authority Contract, Local
                               & Highway Building, 5.25%,
                               4/1/13                                  2,800,478
Baa1      A            2,000   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                           1,902,740
Baa1      A            2,500   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                           2,378,425
Baa1      A            4,840   Puerto Rico Highway and
                               Transportation Authority,
                               6.625%, 7/1/18                          5,079,774
Baa1      BBB          3,335   Triborough Bridge & Tunnel
                               Authority, Convention
                               Center, 6.00%, 1/1/11                   3,318,158
                                                                   -------------
                                                                   $  80,549,029
                                                                   -------------
                               TRANSPORTATION - 6.2%
Baa1      BBB        $ 4,025   MTA Transit Facilities
                               Service Contract, 4.75%,
                               7/1/19                              $   3,261,417
Baa1      BBB          3,670   MTA Transit Facilities
                               Service Contract, 4.75%,
                               7/1/19                                  2,973,764
Baa1      BBB          2,000   MTA Transit Facilities
                               Service Contract, 5.75%,
                               7/1/13                                  1,928,740
Baa1      BBB            725   MTA Transit Facilities
                               Service Contract, 5.75%,
                               7/1/13                                    699,168
NR        BBB          2,350   New York State Thruway
                               Authority, Cross
                               Westchester Expressway
                               Project, 0%, 1/1/03                     1,587,566
Ba1       BB           6,500   Port Authority of New York
                               and New Jersey, 5.75%,
                               6/15/30                                 6,254,170
Ba1       BB           2,800   Port Authority of New York
                               and New Jersey, Delta
                               Airlines LaGuardia
                               Airport, 6.95%, 6/1/08                  2,969,512
A1        AA-          1,500   Port Authority of New York
                               and New Jersey (AMT),
                               Variable, 1/15/27 (1)                   1,553,730

RATINGS (UNAUDITED)
-------------------  PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                                    VALUE
--------------------------------------------------------------------------------
Aa        A+           5,330   Triborough Bridge and
                               Tunnel Authority (TBTA)
                               General Purpose, 5.00%,
                               1/1/12                                  4,869,062
Aa        A+          11,580   TBTA General Purpose,
                               5.50%, 1/1/17                          11,048,941
Aa        A+           2,500   TBTA General Purpose,
                               6.125%, 1/1/21                          2,583,100
                                                                   -------------
                                                                   $  39,729,170
                                                                   -------------
                               WATER & SEWER REVENUE - 3.8%
Aa        A          $11,050   New York State EFC, State
                               Water Pollution Control,
                               6.875%, 6/15/10                     $  12,110,568
Aa        A+           4,545   New York State EFC, State
                               Water Pollution Control,
                               7.20%, 3/15/11                          5,052,540
Aa        A            2,750   New York State EFC, State
                               Water Pollution Control,
                               7.00%, 6/15/12                          3,053,738
Aa        A              150   New York State EFC, State
                               Water Pollution Control,
                               7.50%, 6/15/12                            169,304
Baa1      A            3,750   Puerto Rico Aqueduct &
                               Sewer Authority, 7.875%,
                               7/1/17                                  4,160,625
                                                                   -------------
                                                                   $  24,546,775
                                                                   -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $610,645,613)                 $ 642,348,587
                                                                   =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 11.0% of total investment.

                       See notes to financial statements

                                    -------
                            Ohio Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               EDUCATION - 7.9%
A         A+         $ 1,000   University of Cincinnati,
                               6.50%, 12/1/11                    $   1,035,190
A1        AA-            650   University of Cincinnati,
                               6.50%, 6/1/11                           684,314
Aa        AA-            550   Ohio State Higher
                               Educational Facilities,
                               Case Western University,
                               6.50%, 10/1/20                          604,335
NR        AA           1,000   Ohio State Higher
                               Educational Facilities,
                               Oberlin College, 5.375%,
                               10/1/15                                 942,190
NR        AAA          2,100   Ohio Higher Educational
                               Facilities, Ohio Northern
                               University (CLEE), 5.60%,
                               5/1/13                                2,069,886
NR        AAA          2,750   Ohio Higher Educational
                               Facilities, Ohio Northern
                               University (CLEE), 5.65%,
                               5/1/18                                2,688,153
A1        A+           1,300   Ohio State Higher
                               Educational Facilities,
                               Public Facilities, 5.50%,
                               12/1/07                               1,319,513
A1        NR           7,000   Ohio State Student Loan
                               Funding Corp (AMT),
                               6.10%, 8/1/07                         7,165,200
A1        NR           7,000   Ohio State Student Loan
                               Funding Corp (AMT),
                               6.10%, 8/1/08                         7,121,100
A1        AA-          1,500   Ohio State University
                               Revenue, 5.75%, 12/1/09               1,523,325
                                                                 -------------
                                                                 $  25,153,206
                                                                 -------------
                               ESCROWED - 0.2%
A1        NR         $   500   Gahanna, Ohio General
                               Obligation, 7.00%, 6/1/12         $     566,875
                                                                 -------------
                               GENERAL OBLIGATIONS -
                               9.1%
NR        NR         $ 3,035   Belmont County, 7.30%,
                               12/1/17                           $   3,190,392
A         NR             600   City of Brunswick,
                               Various Purpose, 6.30%,
                               12/1/12                                 617,586
NR        NR           2,450   Cleveland City School
                               District, 7.25%, 6/15/98              2,498,069
Aaa       AAA          1,035   City of Columbus, 5.50%,
                               11/1/12                               1,025,902
A1        NR           1,360   Copley-Fairlawn City
                               School District, 6.25%,
                               12/1/15                               1,403,180
NR        BBB          3,500   Guam Government, 5.375%,
                               11/15/13                              3,104,535
A1        NR           3,340   Hilliard City School
                               District, 6.30%, 12/1/14              3,462,344
A1        NR             500   Huber Heights, Ohio,
                               6.75%, 12/1/11                          534,185

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
A         NR           1,200   Mansfield Ohio Waterworks
                               Improvement, 5.60%,
                               12/1/13                               1,162,692
A1        NR             725   City of Medina, Ohio Fire
                               Station Improvement,
                               3.00%, 12/1/10                          527,445
Aa        AA           1,500   Ohio State Infrastructure
                               Improvement, 0%, 8/1/11                 632,685
Baa1      NR           1,000   Scioto County, Ohio Human
                               Services Building, 7.15%,
                               8/1/11                                1,136,590
NR        NR           1,000   Tuscarawas Public Library
                               Improvement, 6.90%,
                               12/1/11                               1,055,300
Baa       NR           1,000   Youngstown, Ohio, 7.55%,
                               12/1/11                               1,080,240
NR        NR           6,855   Youngstown, Ohio, 7.35%,
                               6/15/05                               7,413,614
                                                                 -------------
                                                                 $  28,844,759
                                                                 -------------
                               HEALTH CARE - 2.4%
NR        AAA        $ 1,000   Allen County Ohio, LIMA
                               Convalescent Home
                               Foundation (GNMA), 6.40%,
                               1/1/21                            $   1,022,330
Aa2       NR           1,600   Hamilton County,
                               Episcopal Retirement
                               Homes, 6.80%, 1/1/08                  1,745,504
NR        BBB-         1,800   Marion County, United
                               Church Homes, 6.30%,
                               11/15/15                              1,734,354
Baa       BBB          2,925   Puerto Rico Urban Renewal
                               & Housing Corporation,
                               0%, 10/1/99                           2,364,570
Aa2       NR             600   Warren County, Otterbein
                               Home Project, 7.20%,
                               7/1/11                                  662,418
                                                                 -------------
                                                                 $   7,529,176
                                                                 -------------
                               HOSPITALS - 19.3%
Baa       BBB-       $ 1,000   Butler County, Hamilton-
                               Hughe Hospital, 7.50%,
                               1/1/10                            $   1,032,270
NR        BBB          1,000   Cambridge Ohio, Guernsey
                               Memorial Hospital, 8.00%,
                               12/1/11                               1,068,500
A1        A            2,100   Cuyahoga County, Fairview
                               General Hospital, 6.25%,
                               8/15/10                               2,152,101
A1        A            2,370   Cuyahoga County, Meridia
                               Health System, 7.00%,
                               8/15/23                               2,505,967
A1        A            2,000   Cuyahoga County, Meridia
                               Health System, 6.50%,
                               8/15/12                               2,052,600

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               HOSPITALS - (CONTINUED)
Aa        AA             750   Cuyahoga County,
                               University Hospitals
                               Health System, 6.50%,
                               1/15/19                                 778,560
Aa        AA           4,450   Cuyahoga County,
                               University Hospitals
                               Health System, 6.00%,
                               1/15/22                               4,487,024
NR        BBB          4,500   Defiance Hospital, Inc.,
                               7.625%, 11/1/03                       4,641,075
Baa       BBB-           665   East Liverpool City
                               Hospital-Series A, 8.00%,
                               10/1/21                                 696,893
Baa       BBB-         1,000   East Liverpool City
                               Hospital-Series B, 8.00%,
                               10/1/21                               1,044,880
A         A-           4,000   Erie County, Firelands
                               Community Hospital,
                               6.75%, 1/1/08                         4,237,640
Aa        NR           3,000   Franklin County,
                               Children's Hospital,
                               6.60%, 5/1/13                         3,167,310
Aa        NR           1,900   Franklin County,
                               Riverside United
                               Methodist Hospital,
                               5.75%, 5/15/20                        1,804,088
A         A            1,015   City of Garfield Heights,
                               Marymount Hospital,
                               6.65%, 11/15/11                       1,052,058
A         A            1,000   City of Garfield Heights,
                               Marymount Hospital,
                               6.70%, 11/15/15                       1,040,670
Aa2       NR           1,000   Hamilton County, Wesley
                               Hall Project, 6.50%,
                               3/1/15                                1,022,560
A1        A            4,000   Hamilton County, Bethesda
                               Hospital, Inc., 6.25%,
                               1/1/12                                4,027,400
A1        A+           1,095   Lorain County, Humility
                               of Mary Health Care
                               Corp., 7.125%, 12/15/06               1,199,266
A1        A+           5,900   Lorain County, Humility
                               of Mary Health Care
                               Corp., 5.90%, 12/15/08                6,048,208
A1        A+           1,000   Lorain County, Humility
                               of Mary Health Care
                               Corp., 7.20%, 12/15/11                1,081,030
NR        A+           1,750   Lorain County, Lakeland
                               Community Hospital, Inc.,
                               6.50%, 11/15/12                       1,794,538
NR        BBB+         1,000   Lucas County, Flowers
                               Hospital, 6.125%, 12/1/13               939,000
A         A            2,760   City of Middleburg
                               Heights, Southwest
                               General Hospital Project,
                               6.75%, 8/15/21                        2,880,971
NR        NR          10,000   Mt Vernon, Knox Community
                               Hospital, 7.875%, 6/1/12             10,358,900
                                                                 -------------
                                                                 $  61,113,509
                                                                 -------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               HOUSING - 7.1%
Aa        NR         $ 1,300   City of Clermont, Laurels
                               Project (FHA), 6.00%,
                               9/1/20                            $   1,285,011
Aa        NR           1,000   Franklin County, Hamilton
                               Creek Apartments (FHA),
                               (AMT), 5.80%, 7/1/14                    942,190
Aa        NR           3,660   Franklin County, Hamilton
                               Creek Apartments (FHA),
                               (AMT), 5.55%, 7/1/24                  3,239,905
NR        AAA          3,490   Ohio HFA, (GNMA), (AMT),
                               6.375%, 3/1/25                        3,523,853
NR        AAA          4,735   Ohio HFA, (GNMA), (AMT),
                               6.70%, 3/1/25                         4,844,899
NR        AAA            835   Ohio HFA, SFMR (GNMA),
                               7.60%, 9/1/16                           871,723
NR        AAA          1,250   Ohio HFA, MFMR-Asbury
                               Woods (FHA), 7.00%,
                               10/1/24                               1,279,350
Aa        NR           2,850   Ohio HFA, Oakleaf Village
                               Project, (FHA), 5.70%,
                               9/1/26                                2,643,746
Aa        NR           1,000   Ohio HFA, Aristocrat
                               South Board & Care
                               Project (FHA), (AMT),
                               7.30%, 8/1/31                         1,037,330
Aaa       AAA          1,085   Ohio HFA SFMR, (GNMA)
                               (AMT), Variable, 3/31/31
                               (1)                                   1,162,317
NR        BBB+         1,020   Ohio Economic
                               Development, KMART Corp.,
                               6.75%, 5/15/07                        1,034,810
A1        A+             500   Ohio Building Authority
                               Juvenile Correctional
                               Building, 5.80%, 10/1/07                515,125
                                                                 -------------
                                                                 $  22,380,259
                                                                 -------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL
                               REVENUE - 8.8%
NR        BBB        $510....  Madison County, IDR,
                               KMART Corp., 6.75%,
                               9/15/06                           $     523,734
Baa1      NR           3,750   Ohio Air Quality
                               Development Authority,
                               Ashland Oil Inc, 6.85%,
                               4/1/10                                3,991,163
NR        A-             595   Ohio IDR, Enterprise Bond
                               Fund, Burrows Paper Corp.
                               (AMT), 7.625%, 6/1/11                   659,546
NR        A-             310   Ohio IDR, Enterprise Bond
                               Fund, Cheryl & Co.,
                               (AMT), 5.50%, 12/1/04                   307,774
NR        A-             530   Ohio IDR, Enterprise Bond
                               Fund, Cheryl & Co.,
                               (AMT), 5.90%, 12/1/09                   530,806

                                    -------
                      OHIO TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                        VALUE
--------------------------------------------------------------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL
                               REVENUE - (CONTINUED)
NR        A-           1,815   Ohio IDR, Enterprise Bond
                               Fund, Consolidated
                               Biscuit, (AMT), 7.00%,
                               12/1/09                     2,014,051
NR        A-           3,425   Ohio IDR, Enterprise Bond
                               Fund, J J & W LP Project
                               (AMT), 6.70%, 12/1/14       3,536,826
NR        A-             750   Ohio IDR, Enterprise Bond
                               Fund, Luigino's Inc.
                               (AMT), 6.85%, 6/1/01          772,388
NR        A-           1,000   Ohio IDR, Enterprise Bond
                               Fund, Progress Plastic
                               Products, (AMT), 6.80%,
                               12/1/01                     1,086,040
NR        A-           1,525   Ohio IDR, Enterprise Bond
                               Fund, Progress Plastic
                               Products, (AMT), 7.80%,
                               12/1/09                     1,772,660
NR        A-             680   Ohio IDR, Enterprise Bond
                               Fund, Royal Appliance
                               Manufacturing Co., Series
                               1991 #9 (AMT), 7.625%,
                               12/1/11                       758,234
NR        A-           1,000   Ohio IDR, Enterprise Bond
                               Fund, Royal Appliance
                               Manufacturing Co., Series
                               1991 #5 (AMT), 7.625%,
                               12/1/11                     1,115,050
NR        A-           1,800   Ohio IDR, Enterprise Bond
                               Fund, Speco Corp. (AMT),
                               6.60%, 6/1/04               1,857,186
NR        A-             170   Ohio IDR, Enterprise Bond
                               Fund, Speco Corp. (AMT),
                               6.25%, 6/1/00                 173,553
NR        A-             880   Ohio IDR, Enterprise Bond
                               Fund, VSM Corp., (AMT),
                               7.375%, 12/1/11               969,936
NR        AA-          1,000   Ohio Pollution Control,
                               Standard Oil Company,
                               6.75%, 12/1/15              1,167,220
Baa2      BBB          4,065   Ohio Water Development
                               Authority, Union Carbide
                               Corp. Project, 5.50%,
                               1/15/07                     3,935,245
Ba2       NR           1,500   Portage County, Kroger
                               Corporation, 7.25%,
                               7/1/99                      1,592,175
Ba2       NR           1,000   Summit County, Kroger
                               Corporation, 6.85%,
                               7/1/99                      1,050,140
                                                       -------------
                                                       $  27,813,727
                                                       -------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                            VALUE
------------------------------------------------------------------------
                               INSURED EDUCATION - 1.1%
Aaa       AAA        $ 1,000   Adams & Highland County
                               Local School District
                               (MBIA), 5.25%, 12/1/21      $    923,810
Aaa       AAA          1,500   Delaware County, Buckeye
                               Valley Local School
                               District (MBIA), 5.25%,
                               12/1/20                         1,402,665
Aaa       AAA          1,000   Ohio Higher Education,
                               University of Dayton
                               Project (FGIC), 5.80%,
                               12/1/14                         1,000,720
                                                           -------------
                                                           $   3,327,195
                                                           --------------
                               INSURED GENERAL
                               OBLIGATIONS - 1.5%
Aaa       AAA        $ 1,700   Puerto Rico (AMBAC),
                               Variable, 7/1/15 (1)        $   1,716,898
Aaa       AAA          3,000   Puerto Rico (FSA),
                               Variable, 7/1/22 (1)            3,077,910
                                                           -------------
                                                           $   4,794,808
                                                           -------------
                               INSURED HEALTH CARE -
                               2.4%
Aaa       AAA        $ 1,945   Hamilton County, Sisters
                               of Charity Health Care
                               System (MBIA), 5.25%,
                               5/15/13                     $   1,819,645
Aa        AA-          5,925   Montgomery County,
                               Sisters of Charity Health
                               Care System (MBIA),
                               5.25%, 5/15/11                  5,563,871
                                                           -------------
                                                           $   7,383,516
                                                           -------------
                               INSURED HOSPITALS - 11.7%
Aaa       AAA        $ 2,500   Akron, Bath and Copley
                               Townships Children's
                               Hospital Medical Center
                               of Akron, (AMBAC), 5.25%,
                               11/15/20                    $  2,276,175
Aaa       AAA          1,000   Clermont County, Mercy
                               Health System (AMBAC),
                               Variable, 10/5/21 (1)          1,128,810
Aaa       AAA          1,500   Cuyahoga County, Fairview
                               Hospital, (MBIA), 5.50%,
                               8/15/19                        1,389,270
Aaa       AAA          5,885   Franklin County,
                               Riverside United
                               Methodist (AMBAC), 5.75%,
                               5/15/12                       5,797,961
Aaa       AAA         10,500   Franklin County,
                               Riverside United
                               Methodist (AMBAC), 5.75%,
                               5/15/20                      10,085,565
Aaa       AAA          1,455   Hamilton County, The
                               Christ Hospital (FGIC),
                               5.50%, 1/1/08                 1,472,169
Aaa       AAA          1,500   Hamilton County,
                               Children's Hospital
                               Medical Center, (FGIC),
                               5.00%, 5/15/13                1,370,130
Aaa       AAA          2,750   Mansfield General
                               Hospital (AMBAC), 6.70%,
                               12/1/09                       2,970,028

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)   SECURITY                         VALUE
----------------------------------------------------------------------
                               INSURED HOSPITALS -
                               (CONTINUED)
Aaa       AAA          1,000   Montgomery County, Ohio
                               Miami Valley Hospital,
                               (AMBAC), 6.25%, 11/15/16      1,030,000
Aaa       AAA          6,565   Portage County, Robinson
                               Memorial Hospital,
                               (MBIA), 5.80%, 11/15/15       6,272,201
Aaa       AAA          3,500   Stark County, Timken
                               Mercy Medical, (MBIA),
                               5.00%, 12/1/19                3,113,320
                                                         -------------
                                                         $  36,905,629
                                                         -------------
                               INSURED HOUSING - 0.6%
Aaa       AAA        $   990   Ohio Capital Corporation
                               FHA Insured Mortgage
                               Loans, (MBIA), 7.25%,
                               7/1/24                    $   1,032,649
Aaa       AAA            750   Ohio Capital Corporation
                               FHA Insured Mortgage
                               Loans, (MBIA), 6.50%,
                               1/1/25                          763,965
                                                         -------------
                                                         $   1,796,614
                                                         -------------
                               INSURED INDUSTRIAL DEVELOPMENT
                               REVENUE - 2.3%
Aaa       AAA        $ 7,000   Ohio Air Quality
                               Development Authority,
                               JMG Funding, L.P.
                               Project, (AMBAC), (AMT),
                               6.375%, 1/1/29            $   7,180,670
                                                         -------------
                               INSURED LEASE - 2.6%
Aaa       AAA        $ 1,000   Ohio Higher Education,
                               University of Dayton,
                               (FGIC), 0%, 12/1/06       $     560,870
Aaa       AAA          8,000   Ohio State Public
                               Building
                               Authority-Workers Comp
                               Facilities (MBIA),
                               4.50%, 4/1/04                 7,785,200
                                                         -------------
                                                         $   8,346,070
                                                         -------------
                               INSURED SPECIAL TAX
                               REVENUE - 4.9%
Aaa       AAA        $ 2,110   Hudson Local School
                               District, (FGIC), 0%,
                               12/15/09                  $     976,656
Aaa       AAA          2,115   Hudson Local School
                               District, (FGIC), 0%,
                               12/15/10                        920,427
Aaa       AAA          2,000   North Canton City School
                               District (AMBAC), 5.90%,
                               12/1/14                       2,024,260
Aaa       AAA          1,400   Pickerington Local School
                               District, (AMBAC), 0%,
                               12/1/11                         562,800
Aaa       AAA          2,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.50%, 7/1/17          1,911,920

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                          VALUE
----------------------------------------------------------------------
Aaa       AAA          7,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/21          6,435,380
Aaa       AAA          3,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/20          2,762,220
                                                         -------------
                                                         $  15,593,663
                                                         -------------
                               INSURED UTILITIES - 2.4%
Aaa       AAA        $ 1,650   Cleveland Public Power
                               System, (MBIA), 7.00%,
                               11/15/17                  $   1,809,605
Aaa       AAA          2,000   Cuyahoga County Medical
                               Center Utility System
                               (AMT) (MBIA), 6.10%,
                               8/15/15                       2,001,480
Aaa       AAA          1,380   OH Municipal Electric
                               Generation Agency
                               (AMBAC), 5.375%, 2/15/24      1,289,665
Aaa       AAA          2,300   Puerto Rico Electric
                               Power Authority, (FSA),
                               Variable, 7/1/02 (1)          2,548,814
                                                         -------------
                                                         $   7,649,564
                                                         -------------
                               LEASE/COPS - 1.1%
A         NR         $ 1,000   University of Akron COP,
                               West Campus Parking Deck,
                               5.50%, 1/1/14             $     974,080
Baa1      A            2,500   Puerto Rico Public
                               Building Authority,
                               6.00%, 7/1/12                 2,504,675
                                                         -------------
                                                         $   3,478,755
                                                         -------------
                               LIFE CARE - 0.6%
Aa        NR         $ 2,000   Franklin County,
                               Kensington Place Project,
                               6.75%, 1/1/34 ()2            $   2,046,600
                                                         -------------
                               SPECIAL TAX REVENUE -
                               4.2%
Baa1      A          $ 3,000   Puerto Rico Highway &
                               Transportation Authority,
                               6.625%, 7/1/12            $   3,168,450
Baa1      A            1,500   Puerto Rico Highway &
                               Transportation Authority,
                               5.50%, 7/1/15                 1,427,055
Baa1      A            5,000   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/20                 4,466,150
Baa1      A            4,995   Puerto Rico Highway &
                               Transportation Authority,
                               5.00%, 7/1/22                 4,280,216
                                                         -------------
                                                         $  13,341,871
                                                         -------------

                                    -------
                      OHIO TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                          VALUE
----------------------------------------------------------------------
                               TRANSPORTATION - 1.7%
NR        BBB        $ 2,750   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23     $   2,755,913
A1        AA-          2,830   Ohio Turnpike Commission,
                               5.75%, 2/15/24                2,771,617
                                                         -------------
                                                         $   5,527,530
                                                         -------------
                               UTILITIES - 7.2%
NR        BBB        $ 5,500   Guam Power Authority,
                               5.25%, 10/1/13            $   4,960,170
NR        BBB          5,000   Guam Power Authority,
                               5.25%, 10/1/23                4,307,600
Baa1      A-           3,000   Puerto Rico Electric
                               Power Authority, 5.00%,
                               7/1/12                        2,709,060
Baa1      A-             360   Puerto Rico Electric
                               Power Authority, 7.125%,
                               7/1/14                          392,580
Baa1      A-           4,000   Puerto Rico Electric
                               Power Authority, 6.00%,
                               7/1/14                        3,968,440
Baa1      A-          20,165   Puerto Rico Electric
                               Power Authority, 0%,
                               7/1/17                        5,301,379
NR        NR           1,000   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                        1,050,210
                                                         -------------
                                                         $  22,689,439
                                                         -------------
                               WATER & SEWER REVENUE -
                               0.9%
NR        NR         $   800   The Mahoning Valley
                               Sanitary District, 7.80%,
                               12/15/08                  $     855,392

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                          VALUE
----------------------------------------------------------------------
NR        NR             950   The Mahoning Valley
                               Sanitary District, 7.80%,
                               12/15/09                      1,013,099
NR        NR           1,000   City of Vermilion, Ohio
                               Water System, 7.25%,
                               8/15/15                       1,066,720
                                                         -------------
                                                         $   2,935,211
                                                         -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $304,406,955)
                                                         $ 316,398,646
                                                         ===============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 36.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.0% to 11.4% of total investments.

                       See notes to financial statements

                                    -------
                        Rhode Island Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                          TAX-EXEMPT SECURITIES - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                             VALUE
-------------------------------------------------------------------------
                               EDUCATION - 5.1%
Aa        AA          $1,500   Rhode Island Health and
                               Educational Building
                               Corporation, Brown
                               University, 5.375%, 9/1/23    $  1,410,315
A         NR             750   Rhode Island Student Loan
                               Authority, 5.60%, 12/1/12          703,560
                                                              -----------
                                                             $  2,113,875
                                                              -----------
                               ELECTRIC UTILITY - 3.7%
Baa1      A-          $  710   Puerto Rico Electric Power
                               Authority, 5.00%, 7/1/12      $    641,144
Baa1      A-           1,000   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/25           912,910
                                                              -----------
                                                             $  1,554,054
                                                              -----------
                               GENERAL OBLIGATIONS (LOCAL)
                               -0.8%
Ba        NR          $  310   West Warwick, 6.80%,
                               7/15/98                       $    315,670
                                                              -----------
                               GENERAL OBLIGATIONS
                               (TERRITORY) - 3.9%
Baa1      A           $  500   Puerto Rico Public
                               Improvement, 5.50%, 7/1/13    $    477,075
Baa1      A              500   Puerto Rico Public Building
                               Authority, 5.75%, 7/1/15           483,355
NR        BBB            750   Government of Guam, 5.40%,
                               11/15/18                           652,755
                                                              -----------
                                                             $  1,613,185
                                                              -----------
                               HOSPITALS - 5.7%
NR        AA          $1,500   Rhode Island Health and
                               Educational Building
                               Corporation, Landmark
                               Medical Center, 5.875%,
                               10/1/19                       $  1,432,335
NR        A            1,015   Rhode Island Health and
                               Educational Building
                               Corporation, Butler
                               Hospital, 5.125%, 1/1/08           957,135
                                                              -----------
                                                             $  2,389,470
                                                              -----------
                               HOUSING - 16.7%
Aa        AA+         $1,500   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.60%,
                               10/1/25                       $  1,502,370
Aa        AA             100   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.70%,
                               10/1/12                            101,929
Aa        AA             270   Rhode Island Housing and
                               Mortgage Finance
                               Corporation, 6.70%, 10/1/14        280,930

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                             VALUE
-------------------------------------------------------------------------
Aa        AA+            875   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.80%,
                               10/1/25 (2)                        893,034
Aa        AA+          1,000   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 7.10%,
                               10/1/23                          1,033,790
Aa        AA+          2,000   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 7.55%,
                               10/1/22                          2,137,460
NR        A               35   Rhode Island Housing and
                               Mortgage Finance
                               Corporation, 7.875%,
                               10/1/22                             36,217
Baa       BBB          1,025   Puerto Rico Housing Bank
                               and Finance Agency, 5.125%,
                               12/1/05                            994,527
                                                              -----------
                                                             $  6,980,257
                                                              -----------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE - 3.6%
Baa3      BB+         $  500   Puerto Rico Port Authority,
                               American Airlines, Inc.
                               (AMT), 6.30%, 6/1/23          $    493,499
Aa2       AA           1,000   Rhode Island Industrial
                               Facilities Corp., Mobil
                               Corp., 6.00%, 11/1/14              995,440
                                                              -----------
                                                             $  1,488,939
                                                              -----------
                               INSURED COLLEGE AND
                               UNIVERSITY - 9.8%
Aaa       AAA         $1,000   Rhode Island Health and
                               Educational Building,
                               Providence College Issue
                               (MBIA), 5.60%, 11/1/15        $    954,740
Aaa       AAA            730   Rhode Island Health and
                               Educational Building,
                               Providence College Issue
                               (MBIA), 5.60%, 11/1/22             687,397
Aaa       AAA            500   Rhode Island Health and
                               Educational Building,
                               University of Rhode Island
                               (MBIA), 5.50%, 9/15/13             478,550
Aaa       AAA          2,200   Rhode Island Health and
                               Educational Building,
                               University of Rhode Island
                               (MBIA), 5.25%, 9/15/23           1,966,712
                                                              -----------
                                                             $  4,087,399
                                                              -----------

                                    -------
                  RHODE ISLAND TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                             VALUE
-------------------------------------------------------------------------
                               INSURED GENERAL OBLIGATIONS
                                - 7.9%
Aaa       AAA         $  750   Rhode Island Depositors
                               Economic Protection
                               Corporation (MBIA), 5.25%,
                               8/1/21                        $    677,453
Aaa       AAA          1,980   Rhode Island Port Authority
                               and Economic Development
                               Corporation Airport, (FSA),
                               5.25%, 7/1/23                    1,734,539
Aaa       AAA            900   Rhode Island Public
                               Buildings Authority
                               (AMBAC), 5.25%, 2/1/10             866,601
                                                              -----------
                                                             $  3,278,593
                                                              -----------
                               INSURED GENERAL OBLIGATIONS
                               (LOCAL) - 4.7%
Aaa       AAA         $1,000   Burrellville, (MBIA),
                               5.75%, 10/15/17               $    993,800
Aaa       AAA            500   Town of West Warwick,
                               (MBIA), 5.90%, 1/1/05              534,925
Aaa       AAA            480   City of Woonsocket, Water
                               Bonds (MBIA), 5.125%,
                               3/1/13                             454,824
                                                              -----------
                                                             $  1,983,549
                                                              -----------
                               INSURED GENERAL OBLIGATIONS
                               (STATE) - 2.4%
Aaa       AAA         $1,000   State of Rhode Island and
                               Providence Plantations,
                               Consolidated Capital
                               Development (FGIC), 5.50%,
                               7/15/12                       $    999,900
                                                              -----------
                               INSURED GENERAL OBLIGATION
                               (TERRITORY) - 0.6%
Aaa       AAA         $  250   Puerto Rico, Public
                               Improvement Bonds of 1992,
                               Yield Curve Notes (AMBAC),
                               Variable, 7/1/15 (1)          $    252,485
                                                              -----------
                               INSURED HOUSING - 6.1%
Aaa       AAA         $  890   Providence Housing
                               Development Corporation
                               Mortgage, (Barbara Jordan
                               Apartments) (MBIA), 6.50%,
                               7/1/09                        $    917,643
Aaa       AAA          1,075   Villa Excelsior Housing
                               Development Corporation
                               Mortgage (MBIA), 6.75%,
                               1/1/19                           1,103,756
Aaa       AAA            500   Villa Excelsior Housing
                               Development Corporation
                               Mortgage (MBIA), 6.85%,
                               1/1/24                             515,260
                                                              -----------
                                                             $  2,536,659
                                                              -----------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-----------------------------------------------------------------------
                               INSURED LEASE/CERTIFICATE
                               OF PARTICIPATION - 4.6%
Aaa       AAA         $  800   City of Pawtucket, Public
                               Building Authority (CGIC),
                               5.75%, 3/15/14                $    796,368
Aaa       AAA            590   Providence Rhode Island
                               Public Building Authority,
                               Feinstein School (MBIA),
                               5.25%, 12/15/13                    551,249
Aaa       AAA            630   Providence Rhode Island
                               Public Building Authority,
                               Feinstein School (MBIA),
                               5.25%, 12/15/14                    583,947
                                                              -----------
                                                             $  1,931,564
                                                              -----------
                               INSURED WATER & SEWER - 16.6%
Aaa       AAA         $1,500   Kent County Water Authority
                               General Revenue Bonds, 1994
                               Series A (MBIA), 6.35%,
                               7/15/14                       $  1,560,390
Aaa       AAA          1,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.80%, 10/1/09           1,030,650
Aaa       AAA          1,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.80%, 8/1/12            1,003,100
Aaa       AAA            500   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.85%, 10/1/09             515,120
Aaa       AAA          2,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.875%, 10/1/15          1,996,480
Aaa       AAA            750   Rhode Island Clean Water,
                               Safe Drinking Water (MBIA),
                               6.70%, 1/1/15                      800,610
                                                              -----------
                                                             $  6,906,350
                                                              -----------
                               MISCELLANEOUS - 1.1%
Baa1      A-          $  500   Rhode Island Depositors
                               Economic Protection
                               Corporation, 5.75%, 8/1/21    $    476,090
                                                              -----------
                               SPECIAL TAX - 6.7%
Baa       BBB-        $1,500   City of Providence, Rhode
                               Island, Special Obligation
                               Tax Increment Bonds, 7.65%,
                               6/1/16                        $  1,631,490
Baa1      A              750   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/17                      701,258

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-----------------------------------------------------------------------
                               SPECIAL TAX - (CONTINUED)
Baa1      A              500   Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20                      446,615
                                                              -----------
                                                             $  2,779,363
                                                              -----------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $41,635,939)            $ 41,687,402
                                                              ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 52.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.9% to 37.4% of total investments.

                       See notes to financial statements

                                    -------
                        West Virginia Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               EDUCATION - 3.2%
NR        BBB-        $1,490   Puerto Rico IM&E
                               (Polytechnic University of
                               Puerto Rico), 5.50%, 8/1/24        $  1,293,424
                                                                  ------------
                               ELECTRIC UTILITIES - 11.8%
NR        BBB         $  750   Guam Power Authority,
                               5.25%, 10/1/13                     $    676,388
NR        BBB            500   Guam Power Authority,
                               5.25%, 10/1/23                          430,760
NR        BBB            450   Guam Power Authority,
                               6.625%, 10/1/14                         461,111
A2        A            2,000   Harrison, West Virginia PCR
                               (Monongahela Power Company
                               Harrison Station), 6.75%,
                               8/1/24                                2,087,160
A3        BBB+         1,000   Mason, West Virginia PCR
                               (Appalacian Power Co.),
                               6.85%, 6/1/22                         1,050,440
                                                                  ------------
                                                                  $  4,705,859
                                                                  ------------
                               ESCROWED - 1.7%
Aaa       AAA         $2,500   Kanawha-Putnam, West
                               Virginia Single Family
                               Mortgage (AMBAC), 0%,
                               12/1/16                                 672,925
                                                                  ------------
                               HEALTH CARE - 1.9%
NR        NR          $  745   Kanawha, West Virginia IDR
                               (Beverly Enterprises),
                               7.25%, 11/1/04                     $    751,102
                                                                  ------------
                               HOSPITALS - 9.9%
NR        BBB+        $1,750   Berkeley, West Virginia
                               Building Commission (City
                               Hospital), 6.50%, 11/1/22          $  1,747,655
A1        NR           1,000   West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/23                1,028,530
A1        NR           1,125   West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/16                1,160,303
                                                                  ------------
                                                                  $  3,936,488
                                                                  ------------
                               HOUSING - 4.6%
Aa1       AA+         $1,000   West Virginia Housing
                               Development Finance, 5.45%,
                               11/1/21                            $    907,180
Aa1       AA+          1,000   West Virginia Housing
                               Development Finance, 5.55%,
                               5/1/17                                  932,170
                                                                  ------------
                                                                  $  1,839,350
                                                                  ------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL REVENUE -
                               12.5%
NR        A-          $1,375   Jefferson, West Virginia
                               IDR (Royal Venders,
                               Incorporated) (AMT), 5.90%,
                               8/1/04                             $  1,402,321
Baa2      BBB            300   Kanawha, West Virginia IDR
                               (Union Carbide Chemicals
                               and Plastics Company)
                               (AMT), 8.00%, 8/1/20                    328,362
A2        NR           1,500   Puerto Rico IM&E (American
                               Home Products Corporation),
                               5.10%, 12/1/18                        1,321,875
Baa3      BB+            925   Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.30%, 6/1/23                           923,696
NR        NR           1,000   Upshur, West Virginia Solid
                               Waste (TJI Project) (AMT),
                               7.00%, 7/15/25                        1,017,510
                                                                  ------------
                                                                  $  4,993,764
                                                                  ------------
                               INSURED EDUCATION - 4.5%
Aaa       AAA         $1,150   West Virginia State College
                               System (AMBAC), 6.00%,
                               4/1/12 (2)                         $  1,164,088
Aaa       AAA            650   West Virginia State
                               University System (AMBAC),
                               6.00%, 4/1/12                           660,329
                                                                  ------------
                                                                  $  1,824,417
                                                                  ------------
                               INSURED ELECTRIC UTILITIES - 13.5%
Aaa       AAA         $2,500   Marshall County PCR (Ohio
                               Power Kammer Plant) (MBIA),
                               5.45%, 7/1/14                      $  2,386,825
Aaa       AAA          1,500   Mason County PCR (Ohio
                               Power Company) (AMBAC),
                               5.45%, 12/1/16                        1,425,840
Aaa       AAA            250   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/03 (1)                              279,805
Aaa       AAA          1,400   Putnam County PCR
                               (Appalachian Power Company)
                               (AMBAC), 5.45%, 6/1/19                1,304,898
                                                                  ------------
                                                                  $  5,397,368
                                                                  ------------
                               INSURED GENERAL OBLIGATIONS - 2.5%
Aaa       AAA         $1,000   West Virginia School
                               Building Authority (MBIA),
                               6.00%, 7/1/12                      $  1,009,250
                                                                  ------------
                               INSURED HOSPITALS - 15.7%
Aaa       AAA         $1,000   West Virginia HFA (Linked
                               Bulls & Bears) (MBIA),
                               6.10%, 1/1/18                      $  1,007,600

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               INSURED HOSPITALS -
                               (CONTINUED)
Aaa       AAA            200   West Virginia HFA
                               (University Hospital)
                               (MBIA), 5.00%, 6/1/13                    179,592
Aaa       AAA          2,000   West Virginia HFA
                               (University Hospital)
                               (MBIA), 5.00%, 6/1/16                  1,756,180
Aaa       AAA          2,300   West Virginia HFA (Cabell
                               Huntington Hospital)
                               (AMBAC), 6.25%, 1/1/19                 2,346,782
Aaa       AAA          1,000   West Virginia HFA
                               (Charleston Area Medical
                               Center) (MBIA), 5.75%,
                               9/1/13                                   972,720
                                                                   ------------
                                                                   $  6,262,874
                                                                   ------------
                               INSURED TRANSPORTATION -
                               2.0%
Aaa       AAA         $1,250   West Virginia Parkways
                               Economic Development and
                               Tourism Authority (FGIC),
                               0%, 5/15/04                         $    793,888
                                                                   ------------
                               INSURED WATER & SEWER -
                               11.1%
Aaa       AAA         $1,500   Huntington City Sewerage
                               System (FSA), 5.375%,
                               11/1/23                             $  1,412,085
Aaa       AAA          1,000   Parkersburg City Waterworks
                               (MBIA), 6.375%, 9/1/19                 1,036,110
Aaa       AAA            500   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 5.75%, 11/1/19                485,395
Aaa       AAA            810   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 5.50%, 11/1/23                751,162
Aaa       AAA            750   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 6.00%, 11/1/14                754,170
                                                                   ------------
                                                                   $  4,438,922
                                                                   ------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               SOLID WASTE - 2.6%
A2        A           $1,000   Braxton, West Virginia
                               Solid Waste (Weyerhaeuser)
                               (AMT), 6.50%, 4/1/25                $  1,022,740
                                                                   ------------
                               SPECIAL TAX REVENUE - 2.3%
Baa1      A           $  500   Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20                       $    446,615
Baa1      A              500   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                            475,681
                                                                   ------------
                                                                   $    922,294
                                                                   ------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $40,032,289)                  $ 39,864,667
                                                                   ============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 49.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.0% to 48.8% total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                              Tax Free Portfolios
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                          CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
ASSETS:
  Investments --
     Identified cost                                     $381,719,158    $661,202,447    $277,979,560     $27,181,386
     Unrealized appreciation                               24,303,093      33,808,006      17,523,995       1,162,683
                                                         ------------    ------------    ------------     -----------
  Total investments, at value (Note 1A)                  $406,022,251    $695,010,453    $295,503,555     $28,344,069
  Cash                                                            589       5,917,921           6,632              38
  Receivable for investments sold                              50,000          45,000      13,030,253       1,555,677
  Interest receivable                                       6,743,380      15,155,609       5,219,546         492,405
  Deferred organization expenses (Note 1D)                     14,563          21,095          12,432           1,700
                                                         ------------    ------------    ------------     -----------
       Total assets                                      $412,830,783    $716,150,078    $313,772,418     $30,393,889
                                                         ------------    ------------    ------------     -----------
LIABILITIES:
  Demand note payable (Note 5)                           $  2,032,000    $    --         $  2,018,000     $   405,000
  Payable for investments purchased                           --              --            9,507,914         975,907
  Payable for when-issued securities (Note 1F)                --            3,936,280              --         --
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                              103,125         --               61,875          16,500
  Payable to affiliates --
     Trustees' fees                                             4,638           5,150           4,126             426
     Custodian fee                                              8,667           1,879           4,381           1,946
  Accrued expenses                                             12,215           3,633           5,875           1,150
                                                         ------------    ------------    ------------     -----------
       Total liabilities                                 $  2,160,645    $  3,946,942    $ 11,602,171     $ 1,400,929
                                                         ------------    ------------    ------------     -----------
NET ASSETS applicable to investors' interest in
  Portfolio                                              $410,670,138    $712,203,136    $302,170,247     $28,992,960
                                                         ============    ============    ============     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                         $386,540,544    $678,395,130    $284,750,352     $27,858,037
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                      24,129,594      33,808,006      17,419,895       1,134,923
                                                         ------------    ------------    ------------     -----------
       Total                                             $410,670,138    $712,203,136    $302,170,247     $28,992,960
                                                         ============    ============    ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                     NEW YORK           OHIO         RHODE ISLAND     WEST VIRGINIA
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     ------------     -------------
ASSETS:
  Investments --
     Identified cost                               $610,645,613     $304,406,955     $41,635,939       $40,032,289
     Unrealized appreciation (depreciation)          31,702,974       11,991,691          51,463          (167,622)
                                                   ------------     ------------     -----------       -----------
  Total investments, at value (Note 1A)            $642,348,587     $316,398,646     $41,687,402       $39,864,667
  Cash                                                      696              522         999,953               122
  Receivable for investments sold                    17,612,917          998,095         --              1,251,526
  Interest receivable                                10,635,275        5,490,518         771,453           698,045
  Deferred organization expenses (Note 1D)               14,921            9,316           1,744             1,738
                                                   ------------     ------------     -----------       -----------
       Total assets                                $670,612,396     $322,897,097     $43,460,552       $41,816,098
                                                   ------------     ------------     -----------       -----------
LIABILITIES:
  Demand note payable (Note 5)                     $    476,000     $  3,860,000     $   --            $   970,000
  Payable for investments purchased                  16,908,493          --              504,263           --
  Payable for daily variation margin on open
     financial futures contracts (Note 1E)              477,125          --               48,125             7,313
  Payable to affiliates --
     Trustees' fees                                       5,150            4,126             426               427
     Custodian fee                                        1,500            6,183           1,500             1,500
  Accrued expenses                                        7,819           10,140             271             1,797
                                                   ------------     ------------     -----------       -----------
       Total liabilities                           $ 17,876,087     $  3,880,449     $   554,585       $   981,037
                                                   ------------     ------------     -----------       -----------
NET ASSETS applicable to investors' interest in
  Portfolio                                        $652,736,309     $319,016,648     $42,905,967       $40,835,061
                                                   ============     ============     ===========       ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                   $621,396,197     $307,024,957     $42,891,975       $41,009,996
  Unrealized appreciation (depreciation) of
     investments and financial futures contracts
     (computed on the basis of identified cost)      31,340,112       11,991,691          13,992          (174,935)
                                                   ------------     ------------     -----------       -----------
       Total                                       $652,736,309     $319,016,648     $42,905,967       $40,835,061
                                                   ============     ============     ===========       ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                          CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
INVESTMENT INCOME:
  Interest income (Note 1B)                              $ 28,624,042    $ 47,432,310    $ 19,516,946     $1,829,920
                                                         ------------    ------------    ------------     ----------
  Expenses --
     Investment adviser fee (Note 2)                     $  2,121,262    $  3,433,489    $  1,383,407     $   65,442
     Compensation of Trustees not members of
       the Investment Adviser's organization (Note 2)          18,570          21,513          16,111          1,642
     Custodian fee (Note 2)                                   187,581         231,473         135,884         20,589
     Interest expense (Note 5)                                --              267,593         --              --
     Legal and accounting services                             42,258          37,372          30,407         15,822
     Amortization of organization expenses (Note 1D)            5,625           8,830           5,209            620
     Miscellaneous                                            120,219          36,943          91,575         11,551
                                                         ------------    ------------    ------------     ----------
       Total expenses                                    $  2,495,515    $  4,037,213    $  1,662,593     $  115,666
                                                         ------------    ------------    ------------     ----------
     Deduct reduction of investment adviser fee
       (Note 2)                                          $    --         $    --         $    --          $   36,759
     Deduct reduction of custodian fee (Note 2)                47,611         220,751          61,501         10,910
                                                         ------------    ------------    ------------     ----------
       Total                                             $     47,611    $    220,751    $     61,501     $   47,669
                                                         ------------    ------------    ------------     ----------
       Net expenses                                      $  2,447,904    $  3,816,462    $  1,601,092     $   67,997
                                                         ------------    ------------    ------------     ----------
            Net investment income                        $ 26,176,138    $ 43,615,848    $ 17,915,854     $1,761,923
                                                         ------------    ------------    ------------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)     $(19,076,355)   $(10,100,669)   $(12,310,806)   $(1,606,974)
     Financial futures contracts                           (3,974,440)    (12,765,513)     (3,356,628)      (429,946)
                                                         ------------    ------------    ------------     ----------
       Net realized loss on investments                  $(23,050,795)   $(22,866,182)   $(15,667,434)   $(2,036,920)
                                                         ------------    ------------    ------------     ----------
  Change in unrealized appreciation (depreciation) --
     Investments                                         $ 34,125,832    $ 54,420,669    $ 24,470,289     $3,291,986
     Financial futures contracts                             (650,309)        --             (482,875)       (49,109)
                                                         ------------    ------------    ------------     ----------
       Net unrealized appreciation of investments        $ 33,475,523    $ 54,420,669    $ 23,987,414     $3,242,877
                                                         ------------    ------------    ------------     ----------
          Net realized and unrealized gain on
            investments                                  $ 10,424,728    $ 31,554,487    $  8,319,980     $1,205,957
                                                         ------------    ------------    ------------     ----------
            Net increase in net assets from operations   $ 36,600,866    $ 75,170,335    $ 26,235,834     $2,967,880
                                                         ============    ============    ============     ==========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                        NEW YORK         OHIO         RHODE ISLAND    WEST VIRGINIA
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                      ------------    -----------     ------------    -------------
INVESTMENT INCOME:
  Interest income (Note 1B)                           $ 41,798,094    $20,219,008     $ 2,510,499      $ 2,448,706
                                                      ------------    ------------    -----------      -----------
  Expenses --
     Investment adviser fee (Note 2)                  $  3,031,508    $ 1,463,895     $   100,476      $    98,033
     Compensation of Trustees not members of
       the Investment Adviser's organization (Note
       2)                                                   20,640         19,598           1,642            1,614
     Custodian fee (Note 2)                                221,548        157,716          25,652           19,975
     Interest expense (Note 5)                             --             114,074           9,944          --
     Legal and accounting services                          37,661         30,478          19,975           22,425
     Amortization of organization expenses (Note 1D)         6,278          3,960             633              631
     Miscellaneous                                         193,968         31,370           8,450           14,013
                                                      ------------    ------------    -----------      -----------
       Total expenses                                 $  3,511,603    $ 1,821,091     $   166,772      $   156,691
                                                      ------------    ------------    -----------      -----------
     Deduct reduction of investment adviser fee
       (Note 2)                                       $    --         $   --          $    50,721      $    32,526
     Deduct reduction of custodian fee (Note 2)            220,048         67,412          16,510            8,102
                                                      ------------    ------------    -----------      -----------
       Total                                          $    220,048    $    67,412     $    67,231      $    40,628
                                                      ------------    ------------    -----------      -----------
       Net expenses                                   $  3,291,555    $ 1,753,679     $    99,541      $   116,063
                                                      ------------    ------------    -----------      -----------
            Net investment income                     $ 38,506,539    $18,465,329     $ 2,410,958      $ 2,332,643
                                                      ------------    ------------    -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)  $(12,293,704)   $(4,554,010)    $  (674,421)     $  (534,437)
     Financial futures contracts                        (6,983,956)    (2,677,416)       (717,584)        (623,660)
                                                      ------------    ------------    -----------      -----------
          Net realized loss on investments            $(19,277,660)   $(7,231,426)    $(1,392,005)     $(1,158,097)
                                                      ------------    ------------    -----------      -----------
  Change in unrealized appreciation
     (depreciation) --
     Investments                                      $ 43,541,560    $20,963,434     $ 2,912,214      $ 2,862,911
     Financial futures contracts                          (498,006)       --              (37,471)         (52,368)
                                                      ------------    ------------    -----------      -----------
       Net unrealized appreciation of investments     $ 43,043,554    $20,963,434     $ 2,874,743      $ 2,810,543
                                                      ------------    ------------    -----------      -----------
          Net realized and unrealized gain on
            investments                               $ 23,765,894    $13,732,008     $ 1,482,738      $ 1,652,446
                                                      ------------    ------------    -----------      -----------
            Net increase in net assets from
               operations                             $ 62,272,433    $32,197,337     $ 3,893,696      $ 3,985,089
                                                      ============    ============    ===========      ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                        CALIFORNIA         FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                         PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                       -------------    -------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                             $  26,176,138    $  43,615,848    $ 17,915,854     $ 1,761,923
     Net realized loss on investments                    (23,050,795)     (22,866,182)    (15,667,434)     (2,036,920)
     Change in unrealized appreciation of investments     33,475,523       54,420,669      23,987,414       3,242,877
                                                       -------------    -------------    ------------     -----------
       Net increase in net assets from operations      $  36,600,866    $  75,170,335    $ 26,235,834     $ 2,967,880
                                                       -------------    -------------    ------------     -----------
  Capital transactions --
     Contributions                                     $  39,676,667    $  64,327,943    $ 27,917,577     $ 4,982,661
     Withdrawals                                        (110,738,796)    (199,418,295)    (60,522,944)     (8,434,232)
                                                       -------------    -------------    ------------     -----------
       Decrease in net assets resulting from capital
          transactions                                 $ (71,062,129)   $(135,090,352)   $(32,605,367)    $(3,451,571)
                                                       -------------    -------------    ------------     -----------
          Total decrease in net assets                 $ (34,461,263)   $ (59,920,017)   $ (6,369,533)    $  (483,691)

NET ASSETS:
  At beginning of year                                   445,131,401      772,123,153     308,539,780      29,476,651
                                                       -------------    -------------    ------------     -----------
  At end of year                                       $ 410,670,138    $ 712,203,136    $302,170,247     $28,992,960
                                                       =============    =============    ============     ===========

--------------------------------------------------------------------------------

                                                      NEW YORK           OHIO         RHODE ISLAND    WEST VIRGINIA
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -------------    ------------     ------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $  38,506,539    $ 18,465,329     $ 2,410,958      $ 2,332,643
     Net realized loss on investments                 (19,277,660)     (7,231,426)     (1,392,005)      (1,158,097)
     Change in unrealized appreciation of
       investments                                     43,043,554      20,963,434       2,874,743        2,810,543
                                                    -------------    ------------     -----------      -----------
       Net increase in net assets from operations   $  62,272,433    $ 32,197,337     $ 3,893,696      $ 3,985,089
                                                    -------------    ------------     -----------      -----------
  Capital transactions --
     Contributions                                  $  61,423,633    $ 24,237,228     $ 9,514,698      $ 3,302,492
     Withdrawals                                     (126,606,533)    (61,829,470)     (8,622,345)      (6,925,830)
                                                    -------------    ------------     -----------      -----------
       Increase (decrease) in net assets resulting
          from capital transactions                 $ (65,182,900)   $(37,592,242)    $   892,353      $(3,623,338)
                                                    -------------    ------------     -----------      -----------
          Total increase (decrease) in net assets   $  (2,910,467)   $ (5,394,905)    $ 4,786,049      $   361,751
NET ASSETS:
  At beginning of year                                655,646,776     324,411,553      38,119,918       40,473,310
                                                    -------------    ------------     -----------      -----------
  At end of year                                    $ 652,736,309    $319,016,648     $42,905,967      $40,835,061
                                                    =============    ============     ===========      ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           CALIFORNIA PORTFOLIO
                                       -----------------------------
                                        YEAR ENDED       YEAR ENDED
                                       SEPTEMBER 30,     MARCH 31,         FLORIDA        MASSACHUSETTS    MISSISSIPPI
                                                                          PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                        -------------     -------------    -----------
                                                                                         YEAR ENDED
                                          1994**           1994*                     SEPTEMBER 30, 1994
                                       -------------    ------------    ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income             $ 13,943,369     $ 25,183,098    $  45,081,235    $ 17,598,654     $ 1,360,681
     Net realized gain (loss) on
       investment transactions          (10,624,666)      10,976,521       (5,816,054)     (5,575,616)       (648,050)
     Change in unrealized
       depreciation of investments         (942,071)     (34,132,327)     (84,917,438)    (26,955,377)     (2,341,025)
                                       ------------     ------------    -------------    ------------     -----------
       Net increase (decrease) in net
          assets from operations       $  2,376,632     $  2,027,292    $ (45,652,257)   $(14,932,339)    $(1,628,394)
                                       ------------     ------------    -------------    ------------     -----------
  Capital transactions --
     Contributions                     $ 24,605,354     $553,867,973    $ 174,248,758    $ 73,999,994     $22,605,600
     Withdrawals                        (49,109,598)     (88,736,272)    (128,894,901)    (41,140,572)     (2,733,129)
                                       ------------     ------------    -------------    ------------     -----------
       Increase (decrease) in net
          assets resulting from
          capital transactions         $(24,504,244)    $465,131,701    $  45,353,857    $ 32,859,422     $19,872,471
                                       ------------     ------------    -------------    ------------     -----------
          Total increase (decrease)
            in net assets              $(22,127,612)    $467,158,993    $    (298,400)   $ 17,927,083     $18,244,077
NET ASSETS:
  At beginning of year                  467,259,013          100,020      772,421,553     290,612,697      11,232,574
                                       ------------     ------------    -------------    ------------     -----------
  At end of year                       $445,131,401     $467,259,013    $ 772,123,153    $308,539,780     $29,476,651
                                       ============     ============    =============    ============     ===========

--------------------------------------------------------------------------------

                                                        NEW YORK          OHIO        RHODE ISLAND    WEST VIRGINIA
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                      ------------    ------------    ------------    -------------
                                                                      YEAR ENDED SEPTEMBER 30, 1994
                                                      -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                            $ 38,006,256    $ 18,012,641    $ 1,702,520      $ 1,998,183
     Net realized loss on investment transactions       (2,555,481)       (413,084)      (572,496)        (467,540)
     Change in unrealized depreciation of
       investments                                     (67,884,728)    (32,855,282)    (3,287,877)      (3,500,185)
                                                      -------------   -------------   ------------     -----------
       Net decrease in net assets from operations     $(32,433,953)   $(15,255,725)   $(2,157,853)     $(1,969,542)
                                                      -------------   -------------   ------------     -----------
  Capital transactions --
     Contributions                                    $135,102,754    $ 78,699,031    $26,648,655      $21,082,434
     Withdrawals                                       (95,828,619)    (37,123,714)    (3,352,183)      (3,399,808)
                                                      -------------   -------------   ------------     -----------
       Increase in net assets resulting from capital
          transactions                                $ 39,274,135    $ 41,575,317    $23,296,472      $17,682,626
                                                      -------------   -------------   ------------     -----------
          Total increase in net assets                $  6,840,182    $ 26,319,592    $21,138,619      $15,713,084
NET ASSETS:
  At beginning of year                                 648,806,594     298,091,961     16,981,299       24,760,226
                                                      -------------   -------------   ------------     -----------
  At end of year                                      $655,646,776    $324,411,553    $38,119,918      $40,473,310
                                                      ============    ============    ===========      ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

 * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                 CALIFORNIA PORTFOLIO                   FLORIDA PORTFOLIO
                                           --------------------------------     ----------------------------------
                                                      YEAR ENDED                            YEAR ENDED
                                           --------------------------------     ----------------------------------
                                              SEPTEMBER 30,        MARCH 31,                  SEPTEMBER 30,
                                           -------------------     --------     ----------------------------------
                                             1995     1994****     1994***        1995         1994        1993*
                                           --------   --------     --------     --------     --------     --------
RATIOS (As a percentage of average
  daily net assets):
  Expenses                                    0.59%     0.57% +      0.55% +       0.55%        0.48%        0.47%+
  Net investment income                       6.22%     6.09% +      5.72% +       5.94%        5.65%        5.53%+
Net assets, end of year (000 omitted)      $410,763   $445,131     $467,259     $712,203     $772,123     $772,422
PORTFOLIO TURNOVER                              58%       40%          91%           61%          57%          55%

--------------------------------------------------------------------------------

                                                    MASSACHUSETTS PORTFOLIO              MISSISSIPPI PORTFOLIO
                                                 ------------------------------     -------------------------------
                                                           YEAR ENDED                         YEAR ENDED
                                                         SEPTEMBER 30,                       SEPTEMBER 30,
                                                 ------------------------------     -------------------------------
                                                   1995       1994      1993*        1995        1994       1993**
                                                 --------   --------   --------     -------     -------     -------
RATIOS (As a percentage of average daily net
  assets)++:
  Net expenses                                      0.56%     0.51%       0.49%+      0.27%       0.05%       0.00%+
  Net investment income                             6.00%     5.74%       5.72%+      5.97%       5.67%       4.49%+
Net assets, end of year (000 omitted)            $302,170   $308,540   $290,613     $28,993     $29,477     $11,233
PORTFOLIO TURNOVER                                    87%       53%         38%         52%         38%         11%

++The operating expenses of the Mississippi Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net
  assets):
  Expenses                                                                            0.39%       0.32%       0.25%+
  Net investment income                                                               5.85%       5.40%       4.24%+

   + Annualized.
   * For the period from the start of business, February 1, 1993, to September 30, 1993.
  ** For the period from the start of business, June 11, 1993, to September 30, 1993.
 *** For the period from the start of business, May 3, 1993 to March 31, 1994. **** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                   NEW YORK PORTFOLIO                       OHIO PORTFOLIO
                                           ----------------------------------     ----------------------------------
                                                YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                           ----------------------------------     ----------------------------------
                                             1995         1994        1993*         1995         1994        1993*
                                           --------     --------     --------     --------     --------     --------
RATIOS (As a percentage of average
  daily net assets):
  Expenses                                    0.54%        0.48%        0.48%+       0.57%        0.51%        0.49%+
  Net investment income                       5.97%        5.70%        5.64%+       5.80%        5.61%        5.61%+
Net assets, end of year (000 omitted)      $652,736     $655,647     $648,807     $319,017     $324,412     $298,092
PORTFOLIO TURNOVER                              55%          47%          37%          51%          31%          24%

--------------------------------------------------------------------------------

                                                 RHODE ISLAND PORTFOLIO                 WEST VIRGINIA PORTFOLIO
                                            ---------------------------------      ---------------------------------
                                                YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------      ---------------------------------
                                             1995         1994        1993**        1995         1994        1993**
                                            -------      -------      -------      -------      -------      -------
RATIOS (As a percentage of average daily
  net assets)++:
  Net expenses                                0.29%        0.12%        0.00%+       0.31%        0.10%        0.00%+
  Net investment income                       5.96%        5.64%        4.86%+       5.81%        5.52%        4.50%+
Net assets, end of year (000 omitted)       $42,906      $38,120      $16,981      $40,835      $40,473      $24,760
PORTFOLIO TURNOVER                              42%          42%          23%          19%          39%          19%

++ The operating expenses of the Rhode Island and West Virginia Portfolios may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily
  net assets):
  Expenses                                    0.41%        0.33%        0.26%+       0.39%        0.33%        0.21%+
  Net investment income                       5.80%        5.43%        4.60%+       5.73%        5.29%        4.30%+

 + Annualized.
 * For the period from the start of business, February 1, 1993, to September 30, 1993.
** For the period from the start of business, June 11, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

California Tax Free Portfolio (California Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end Management Investment Company. Florida Tax Free Portfolio (Florida Portfolio), Massachusetts Tax Free Portfolio (Massachusetts Portfolio), Mississippi Tax Free Portfolio (Mississippi Portfolio), New York Tax Free Portfolio (New York Portfolio), Ohio Tax Free Portfolio (Ohio Portfolio), Rhode Island Tax Free Portfolio (Rhode Island Portfolio) and West Virginia Tax Free Portfolio (West Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME--Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES--The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATIONAL EXPENSES--Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS--Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1995, each Portfolio paid advisory fees as follows:

    PORTFOLIO          AMOUNT           EFFECTIVE RATE*
------------------   ----------         ----------------
California           $2,121,262               0.50%
Florida               3,433,489               0.47%
Massachusetts         1,383,407               0.46%
Mississippi              65,442               0.22%
New York              3,031,508               0.47%
Ohio                  1,463,895               0.46%
Rhode Island            100,476               0.25%
West Virginia            98,033               0.24%

* Advisory fees paid as a percentage of average daily net assets.

To enhance the net income of the Mississippi Portfolio, Rhode Island Portfolio and West Virginia Portfolio, BMR made a reduction in its fee in the amount of $36,759, $50,721 and $32,526, respectively, for the year ended September 30, 1995.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1995, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the fiscal year ended September 30, 1995, were as follows:

                          CALIFORNIA
                           PORTFOLIO         FLORIDA PORTFOLIO     MASSACHUSETTS PORTFOLIO      MISSISSIPPI PORTFOLIO
                      -------------------    ------------------    ------------------------    ------------------------
Purchases                $ 240,733,525          $442,070,821             $256,567,304                $ 15,055,910
Sales                      289,176,459           538,413,651              272,646,745                  17,241,107

                           NEW YORK                                      RHODE ISLAND               WEST VIRGINIA
                           PORTFOLIO           OHIO PORTFOLIO             PORTFOLIO                   PORTFOLIO
                      -------------------    ------------------    ------------------------    ------------------------
Purchases                $ 355,016,997          $159,675,006             $ 18,875,194                $  7,550,158
Sales                      397,804,899           188,427,313               16,667,230                  10,130,261

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1995, as computed on a federal income tax basis, are as follows:

                                                    CALIFORNIA        FLORIDA        MASSACHUSETTS     MISSISSIPPI
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     ------------     -------------
Aggregate Cost                                     $381,719,158     $661,202,447     $277,979,560      $27,181,386
                                                   ============     ============    =============    ==============
Gross unrealized appreciation                      $ 24,714,474     $ 37,104,327      $17,673,126      $ 1,233,400
Gross unrealized depreciation                           411,381        3,296,321          149,131           70,717
                                                   ------------     ------------     ------------     -------------
     Net unrealized appreciation                   $ 24,303,093     $ 33,808,006      $17,523,995      $ 1,162,683
                                                   ============     ============     ============     =============

                                                     NEW YORK           OHIO         RHODE ISLAND     WEST VIRGINIA
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     ------------     -------------
Aggregate Cost                                     $610,645,613     $304,406,955     $41,635,939       $40,032,289
                                                   ============     ============     ============     =============
Gross unrealized appreciation                      $ 34,539,991     $ 13,447,996     $   809,990       $   586,957
Gross unrealized depreciation                         2,837,017        1,456,305         758,527           754,579
                                                   ------------     ------------     ------------     -------------
     Net unrealized appreciation (depreciation)    $ 31,702,974     $ 11,991,691     $    51,463       $  (167,622)
                                                   ============     ============     ============     =============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle securities transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1995, the California Portfolio, Massachusetts Portfolio, Mississippi Portfolio, New York Portfolio, Ohio Portfolio and West Virginia Portfolio had loan balances outstanding pursuant to this line of credit of $2,032,000, $2,018,000, $405,000, $476,000, $3,860,000
and $970,000, respectively.

For the year ended September 30, 1995, the average daily balance outstanding pursuant to this line of credit, the average interest rate and the maximum outstanding month end balance were as follows:

                                                       MAXIMUM
                                                     OUTSTANDING
                    AVERAGE           AVERAGE         MONTH END
  PORTFOLIO      DAILY BALANCE     INTEREST RATE       BALANCE
-------------    -------------     -------------     -----------
Florida           $ 9,287,587           7.28%        $26,664,000
Ohio                2,928,000           7.27%          9,776,000
Rhode Island          747,882           7.26%          1,370,000

The California, Massachusetts, Mississippi, New York, and West Virginia Portfolios did not have any significant borrowings or allocated fees during the year end September 30, 1995.

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 1995, were as follows:

                      FUTURES
                     CONTRACTS                                                    NET UNREALIZED
  PORTFOLIO       EXPIRATION DATE              CONTRACTS             POSITION      DEPRECIATION
--------------    ----------------     -------------------------     --------     --------------
California             12/95              75 U.S. Treasury Bonds       Short         $173,499
Massachusetts          12/95              45 U.S. Treasury Bonds       Short          104,100
Mississippi            12/95              12 U.S. Treasury Bonds       Short           27,760
New York               12/95             347 U.S. Treasury Bonds       Short          362,862
Rhode Island           12/95              35 U.S. Treasury Bonds       Short           37,471
West Virginia          12/95              10 U.S. Treasury Bonds       Short            7,313

At September 30, 1995, each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts. The Florida Portfolio and Ohio Portfolio did not have any open obligations under these financial instruments at September 30, 1995.
--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR

The California Portfolio changed it fiscal year end from March 31 to September 30, effective September 30, 1994.

--------------------------------------------------------------------------------

                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF:
  CALIFORNIA TAX FREE PORTFOLIO
  FLORIDA TAX FREE PORTFOLIO
  MASSACHUSETTS TAX FREE PORTFOLIO
  MISSISSIPPI TAX FREE PORTFOLIO
  NEW YORK TAX FREE PORTFOLIO
  OHIO TAX FREE PORTFOLIO
  RHODE ISLAND TAX FREE PORTFOLIO
  WEST VIRGINIA TAX FREE PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Tax Free Portfolio, Florida Tax Free Portfolio, Massachusetts Tax Free Portfolio, Mississippi Tax Free Portfolio, New York Tax Free Portfolio, Ohio Tax Free Portfolio, Rhode Island Tax Free Portfolio and West Virginia Tax Free Portfolio as of September 30, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and for the California Tax Free Portfolio, the year ended March 31, 1994, and the supplementary data for each of the years in the three-year period ended September 30, 1995. These financial statements and supplementary data are the responsibility of each Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Tax Free Portfolio, Florida Tax Free Portfolio, Massachusetts Tax Free Portfolio, Mississippi Tax Free Portfolio, New York Tax Free Portfolio, Ohio Tax Free Portfolio, Rhode Island Tax Free Portfolio and West Virginia Tax Free Portfolio at September 30, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 27, 1995

                                    -------

Investment Management
--------------------------------------------------------------------------------

FUNDS            OFFICERS                      INDEPENDENT TRUSTEES
                 THOMAS J. FETTER              DONALD R. DWIGHT
                 President                     President, Dwight Partners, Inc.
                                               Chairman, Newspaper of New
                                               England, Inc.
                 JAMES B. HAWKES
                 Vice President, Trustee       SAMUEL L. HAYES, III
                                               Jacob H. Schiff Professor of
                                               Investment
                 ROBERT B. MACINTOSH           Banking, Harvard University
                 Vice President                Graduate School of
                                               Business Administration
                 JAMES L. O'CONNOR
                 Treasurer
                                               NORTON H. REAMER
                 THOMAS OTIS                   President and Director,
                 Secretary                     United Asset Management
                                               Corporation

                                               JOHN L. THORNDIKE
                                               Director,
                                               Fiduciary Company Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser
                                               and Consultant

--------------------------------------------------------------------------------

PORTFOLIOS       OFFICERS                      JAMES L. O'CONNOR
                                               Treasurer
                 THOMAS J. FETTER
                 President and Portfolio
                 Manager of Florida            THOMAS OTIS
                 and Ohio Tax Free             Secretary
                 Portfolios

                 JAMES B. HAWKES
                 Vice President, Trustee       INDEPENDENT TRUSTEES

                                               DONALD R. DWIGHT
                 ROBERT B. MACINTOSH           President, Dwight Partners, Inc.
                 Vice President and            Chairman, Newspaper of New
                 Portfolio                     England, Inc.
                 Manager of California and
                 Massachusetts
                 Tax Free Portfolios           SAMUEL L. HAYES, III
                                               Jacob H. Schiff Professor of
                                               Investment Banking,
                 NICOLE ANDERES                Harvard University
                 Vice President and            Graduate School of
                 Portfolio                     Business Administration
                 Manager of New York and
                 Rhode Island
                 Tax Free Portfolios
                                               NORTON H. REAMER
                 TIMOTHY T. BROWSE             President and Director,
                 Vice President and            United Asset Management
                 Portfolio                     Corporation
                 Manager of West Virginia
                 Tax Free Portfolio            JOHN L. THORNDIKE
                                               Director,
                                               Fiduciary Company Incorporated
                 CYNTHIA J. CLEMSON
                 Vice President and
                 Portfolio
                 Manager of Mississippi        JACK L. TREYNOR
                 Tax Free Portfolio            Investment Adviser
                                               and Consultant

                                    -------

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110
FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110
PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260
CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110
TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    -------

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS DISTRIBUTION PLAN,
  SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU
                             INVEST OR SEND MONEY.

                                  EATON VANCE
                                MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                                                       C-8TFCSRC

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 1, 1996
                         EV MARATHON MUNICIPAL FUNDS

EV MARATHON CALIFORNIA MUNICIPALS FUND                   EV MARATHON NEW YORK MUNICIPALS FUND
EV MARATHON FLORIDA MUNICIPALS FUND                      EV MARATHON OHIO MUNICIPALS FUND
EV MARATHON MASSACHUSETTS MUNICIPALS FUND                EV MARATHON RHODE ISLAND MUNICIPALS FUND
EV MARATHON MISSISSIPPI MUNICIPALS FUND                  EV MARATHON WEST VIRGINIA MUNICIPALS FUND

                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund") and certain other series of Eaton Vance Municipals Trust (the "Trust"). As described in the Prospectus, each Fund invests its assets in a separate registered investment company (a "Portfolio") with the same investment objective and policies as the Fund. Each Fund's Part II (a "Part II") provides information solely about a Fund and its corresponding Portfolio. Where appropriate Part I includes cross-references to the relevant sections of Part II.

                                                        TABLE OF CONTENTS

PART I                                                    Page        PART II                                                  Page
Additional Information about Investment Policies .....       1        EV Marathon California Municipals Fund ...............    a-1
Investment Restrictions ..............................       7        EV Marathon Florida Municipals Fund ..................    b-1
Trustees and Officers ................................       9        EV Marathon Massachusetts Municipals Fund ............    c-1
Investment Adviser and Administrator .................      10        EV Marathon Mississippi Municipals Fund ..............    d-1
Custodian ............................................      13        EV Marathon New York Municipals Fund .................    e-1
Service for Withdrawal ...............................      13        EV Marathon Ohio Municipals Fund .....................    f-1
Determination of Net Asset Value .....................      13        EV Marathon Rhode Island Municipals Fund .............    g-1
Investment Performance ...............................      14        EV Marathon West Virginia Municipals Fund ............    h-1
Taxes ................................................      15
Principal Underwriter ................................      17
Distribution Plan ....................................      18
Portfolio Security Transactions ......................      19
Other Information ....................................      21
Independent Certified Public Accountants .............      22
Financial Statements .................................      22
Appendix .............................................      23

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information. This Statement of Additional Information is sometimes referred to as the "SAI".


    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED FEBRUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I


    The following provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.


               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is also exempt from federal income taxes and is not a tax preference item for purposes of the federal alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the federal alternative minimum tax. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the federal alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).


    Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.


    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
Municipal Obligations of a Particular State. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in particular State issuers of municipal obligations, see "Risks of Concentration" in the Fund's Part II.

Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in industrial revenue bonds might involve (without limitation) the following risks.


    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.


    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.


Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"). Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.


    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The November, 1995 unemployment rate was 13.4%.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. A reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that changes in the tax treatment of Puerto Rico will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require ratification by the U.S. Congress.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. In September 1995, St. Thomas and St. John were hit by a hurricane and sustained extensive damage. The longer term impact on the tourism industry is not yet known. There can be no assurances that the market for USVI bonds will not be affected. In general, hurricanes and civil unrest have and will continue to have an adverse affect on the tourism industry.

    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced a budget deficit in fiscal years 1989 and in 1990: in 1989 due to wage settlements with the unionized government employees and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).


    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1994, the financial position of Guam was weakened as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.


MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.


    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.


INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either
(i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).


CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.


    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


WHEN ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.


VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in
Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.


LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.


SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into
(i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").


    Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                           INVESTMENT RESTRICTIONS
    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:


    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate, (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments. (b) entering into repurchase agreements and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to State obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to
Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities of both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or
(e) purchase oil, gas or other mineral leases or purchase interests in oil, gas or other mineral exploration or development programs.


    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                            TRUSTEES AND OFFICERS
    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO
DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (54), Vice President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of
  EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO
THOMAS J. FETTER (52), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.


ROBERT B. MACINTOSH (39), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV, and an employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.


JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary on March 27, 1995.


ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.


    For any additional officers of the Portfolio (if any), see "Additional Officer Information" in the Fund's Part II.


    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the Administrator on behalf of the Fund and the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.


    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                     INVESTMENT ADVISER AND ADMINISTRATOR
    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 31 long-term state portfolios, 3 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manager, see the Prospectus.


    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


    Robert B. MacIntosh is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: Hawaii, Louisiana, Massachusetts, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.

    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.


    David C. Reilly is a Vice President of Eaton Vance and BMR. Mr. Reilly, a Chartered Financial Analyst, received a B.S. from Skidmore College. He is a member and former President of the Boston Municipal Analysts Forum. He also holds memberships in the Boston Securities Analysts Society and the Financial Analysts Federation.


    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions,
(xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.

    A commitment may be made to a state securities authority that Eaton Vance will take certain actions, if necessary so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    The Investment Advisory Agreement with BMR may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator. See "Fees and Expenses" in the Fund's Part II.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues,
(xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of January 31, 1996, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Browse, Fetter, MacIntosh, Metzold, Murphy, O'Connor, Reilly and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders, are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other members of the Eaton Vance organization, owns approximately 13% of the stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or Portfolio and IBT under the Investment Company Act of 1940. For the custody fees that the Portfolio and the Fund paid to IBT, see "Fees and Expenses" in the Fund's Part II.


                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE
    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transation prices for most municipal obligations held by the Portfolio, and such obligations, including those purchaed on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE
    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, a complete redemption of the investment and the deduction of the contingent deferred sales charge at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of any contingent deferred sales charge which are imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus a stated rate. For the yield and taxable equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.


    The Principal Underwiter may publish to Authorized Firms the Fund's distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investor's should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month. See "Distributions and Taxes" in the Fund's current Prospectus. For the Fund's distribution rate and effective distribution rate, see "Performance Information" in the Fund's Part II.


    The Fund's total return may be compared to relevant indicies, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services Inc., CDA/Wiesenberger or Morningstar, Inc.). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

    Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.


    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the tax equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."


                                    TAXES
    See "Distributions and Taxes" in the Fund's current Prospectus.

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1995 (see the Notes to the Financial Statements incorporated by reference in this SAI). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER
    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II.


                              DISTRIBUTION PLAN
    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments made by its corresponding Portfolio, the expenses of the Fund and of its corresponding Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of its corresponding Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.


    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.


    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.


    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to .95% (1.00% for the California Fund) of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in the Fund's Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through amounts paid to the Principal Underwriter, including contingent deferred sales charges pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of
(i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                              OTHER INFORMATION
    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.


    The Trust is organized as a Massachusetts business trust. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.


    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                             FINANCIAL STATEMENTS
    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.

                                   APPENDIX

                    DESCRIPTION OF SECURITIES RATINGS+

                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


                       STANDARD & POOR'S RATINGS GROUP


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.


                        FITCH INVESTORS SERVICE, INC.


INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON CALIFORNIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from California State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the California Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers. Neither the Trust nor the Portfolio has independently verified this information.

  Constitutional Limitations on Taxes and Appropriations
Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

    Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

    Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years.

    Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.


  Obligations of the State of California
    As of August 1, 1995, the State had approximately $19.0 billion of general obligation bonds outstanding, and $1.1 billion remained authorized but unissued. In addition, as of June 30, 1995, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt has gradually risen in recent years: from approximately $15.9 billion in 1991-92 to approximately $19.2 billion in 1994-95. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.


    As of the date of this Statement of Additional Information, general obligation bonds issued by the State of California are rated A1, A, A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A(p)" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.


  Recent Financial Results
    From the 1990-91 fiscal year through the 1994-95 fiscal year, the State faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession and continued through the end of 1993. Following Department of Finance projections that non-farm employment levels would be stable in 1994, employment grew 3% between November 1993 and November 1994. However, unemployment was well above the national average through 1994.

    The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992- 93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year was only about $522 million. Thus, the accumulated budget deficit at June 30, 1994 was approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.


    The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.


    1994-95 Budget. The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the past three years. The budget recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget projected operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. The Budget Act projected the effective receipt of about $770 million from the federal government, $360 million of which is to reimburse the State's costs for immigrant-related expenses and the balance is attributable to federal subventions thus reducing State expenditures. Little or none of this money is now expected to be received. The Legislature took no action on a proposal in the January Governor's budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The Governor's 1995-96 budget proposal of January, 1995 included an upward revision of General Fund revenues to $42.4 billion for the 1994-95 fiscal year.

    The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. Although, the 1994-95 Budget Act contains no tax increases, under legislation enacted for the 1993-94 budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year. The 1994-95 budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year. The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

    1995-96 Budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. General Fund revenues and transfers were budgeted at $44.1 billion, a 3.5% increase over 1994-95. Expenditures were budgeted at $43.4 billion, a 4% increase. The accumulated deficit is projected to be eliminated and a small surplus of $28 million is expected to be available in the Special Fund for Economic Uncertainties. Through November, 1995, General Fund revenues were $707 million, or 4.5%, above budgeted amounts.

  Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.


  Economy
    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $683 billion in 1993, accounts for about 13% of all personal income in the nation.


    Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is recovering from its worst recession since the 1930s. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade. California's unemployment rate was 8.8% in November, 1995, compared to the previous year's level of 7.7%.

  Other Considerations
    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments which caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.


    Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    In early June, 1995, Orange County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait a year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs.

    The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.


    Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the state and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the State. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be underfunded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.


    Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

    Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

    Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.

    Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

    On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

    The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $410,670,138. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $2,121,262 (equivalent to 0.50% of the Portfolio's average daily net assets for such year). For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,141,013 (equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid BMR advisory fees of $2,149,273 (equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

    Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993 to May 3, 1993, the Fund paid Eaton Vance advisory fees of $193,804 (equivalent to 0.49% (annualized) of the Fund's average daily net assets for such period). For the fiscal year ended March 31, 1993, and the six months ended March 31, 1992 the Fund paid Eaton Vance advisory fees of $2,012,374 and $926,017, respectively (equivalent to 0.51% (annualized) and 0.515% (annualized) of the Fund's average daily net assets for such periods, respectively).

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid sales commissions of $694,877 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $3,089,717, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $1,296,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $7,452,000 (which amount was equivalent to 1.9% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $784,766, of which $777,417 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $4,017.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $25,540 and the Portfolio incurred custody fees of $187,581, which were reduced by fee credits of $47,611.


BROKERAGE
    For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and of the funds in the Eaton Vance fund complex(1):

                                              AGGREGATE         AGGREGATE        TOTAL COMPENSATION
                                            COMPENSATION       COMPENSATION        FROM TRUST AND
NAME                                          FROM FUND       FROM PORTFOLIO        FUND COMPLEX
----                                          ---------       --------------     ------------------
Donald R. Dwight ........................        $672             $3,690(2)          $135,000(4)
Samuel L. Hayes, III ....................         648              3,659(3)           150,000(5)
Norton H. Reamer ........................         632              3,633              135,000
John L. Thorndike .......................         641              3,748              140,000
Jack L. Treynor .........................         693              3,841              140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,237 of deferred compensation.
(3) Includes $1,178 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Cynthia J. Clemson (32) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since February 1, 1996. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from December 19, 1985 through September 30, 1995 and for the five- and one-year periods ended September 30, 1995.

                         VALUE OF A $1,000 INVESTMENT

                                                            VALUE AFTER
                                           VALUE BEFORE       DEDUCTING          TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            DEDUCTING           THE                   DEDUCTING                   DEDUCTING
                                          THE CONTINGENT     CONTINGENT       THE CONTINGENT DEFERRED     THE CONTINGENT DEFERRED
                                             DEFERRED      DEFERRED SALES          SALES CHARGE                SALES CHARGE**
 INVESTMENT     INVESTMENT    AMOUNT OF    SALES CHARGE       CHARGE**      ---------------------------  --------------------------
   PERIOD          DATE      INVESTMENT     ON 9/30/95       ON 9/30/95       CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
-------------  ------------  -----------  --------------   ---------------  --------------  -----------  -------------  -----------
Life of
the Fund***     12/19/85*      $1,000        $1,825.16        $1,825.16         82.52%         6.34%        82.52%         6.34%
5 Years
Ended
9/30/95***       9/30/90       $1,000        $1,369.11        $1,349.44         36.91%         6.47%        34.94%         6.16%
1 Year
Ended
9/30/95          9/30/94       $1,000        $1,082.97        $1,032.97          8.30%         8.30%         3.30%         3.30%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on December 19, 1985.

 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.61%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.61% would be 7.42%, assuming a combined federal and State tax rate of 37.90%.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.99%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.11%.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 13.14% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the 1996 regular federal income tax rates and California State income tax laws and tax rates applicable for 1995.

                                                                                    A FEDERAL AND CALIFORNIA STATE
                                                      COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN            JOINT RETURN         FEDERAL AND        4%      4.5%      5%      5.5%      6%      6.5%      7%
-------------------------  ---------------------      CA STATE       --------------------------------------------------------------
               (TAXABLE INCOME<F1>)                 TAX BRACKET<F2>            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------  ----------------   --------------------------------------------------------------
           Up to $ 24,000         Up to $ 40,100       20.10%          5.01%    5.63%    6.26%    6.88%    7.51%    8.14%    8.76%
      $ 24,001 - $ 58,150    $ 40,101 - $ 96,900       34.70           6.13     6.89     7.66     8.42     9.19     9.95    10.72
      $ 58,151 - $121,300    $ 96,901 - $147,700       37.90           6.44     7.25     8.05     8.86     9.66    10.47    11.27
      $121,301 - $263,750    $147,701 - $263,750       43.04           7.02     7.90     8.78     9.66    10.53    11.41    12.29
          Over - $263,750        Over - $263,750       46.24           7.44     8.37     9.30    10.23    11.16    12.09    13.02

<F1> Net amount subject to federal and California personal income tax after deductions and exemptions.
<F2> The combined tax brackets are calculated using the highest California State rate within the bracket. Taxpayers with taxable income within each bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined tax bracket and taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36%
     and 39.6% over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including California State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON FLORIDA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Fund currently seeks to achieve its investment objective by investing its assets in the Florida Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Florida considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Florida issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Florida issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Florida is characterized by rapid population growth and substantial capital needs which are being funded through more frequent debt issuance and pay-as-you-go financing. The State of Florida operates on the basis of a fiscal biennium for its appropriations and expenditures and is constitutionally bound to maintain a balanced budget. The State's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. A constitutional amendment would therefore be necessary to impose such an income tax. Only seven states currently do not impose income taxes on individuals. The lack of an income tax on individuals exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

    In 1993, the Florida constitution was amended to limit the annual growth in the assessed valuation of residential property, which, over time, could constrain growth in property taxes, a major source of revenue for local governments. In 1994, the Florida constitution was amended to limit State revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.

    Florida tourism appears to be suffering the effects of negative publicity regarding crime against tourists in the State,"product maturity," higher prices and more aggressive marketing by competing vacation destinations. Although Florida experienced a 4.0% drop in the number of tourists visiting the State in the fiscal year 1993-94, the State anticipates an increase in the number of visiting tourists in the current and succeeding fiscal years. The number of visiting tourists is expected to increase by 0.1% and 4.3% during fiscal years 1995-96 and 1996-97, respectively. The total number of visiting tourists is expected to reach 41.4 million and 43.2 million during fiscal years 1995-96 and 1996-97, respectively.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, the total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5%, and in 1994, the share had edged downward to nearly 5%. This trend is expected to continue as Florida's economy continues to diversify.


                              FEES AND EXPENSES

INVESTMENT ADVISER


    As of September 30, 1995, the Portfolio had net assets of $712,203,136. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,433,489 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,644,215 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $2,024,390 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $792,392 (equivalent to 0.47% (annualized) of the Fund's average net assets for the period). For the fiscal year ended September 30, 1992, the Fund paid Eaton Vance advisory fees of $1,581,742 (equivalent to 0.47% of the Fund's average net assets for such fiscal year).

DISTRIBUTION PLAN

    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid sales commissions of $1,145,098 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $5,426,132, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $3,811,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $22,542,000 (which amount was equivalent to 3.2% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $1,003,129, of which $996,641 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER

    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $6,832.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN


    For the fiscal year ended September 30, 1995, the Fund paid no fee to IBT and the Portfolio incurred custody fees of $231,473, which were reduced by fee credits of $220,751.


BROKERAGE

    For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and of the funds in the Eaton Vance fund complex\1/:

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
  Donald R. Dwight .........       $672          $4,291(2)        $135,000(4)
  Samuel L. Hayes, III .....        648           4,239(3)         150,000(5)
  Norton H. Reamer .........        632           4,200            135,000
  John L. Thorndike ........        641           4,322            140,000
  Jack L. Treynor ..........        693           4,464            140,000

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)  Includes $1,439 of deferred compensation.
(3)  Includes $1,333 of deferred compensation.
(4)  Includes $35,000 of deferred compensation.
(5)  Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from August 28, 1990 through September 30, 1995 and for the five- and one-year periods ended September 30, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                       VALUE BEFORE DE-   VALUE AFTER DE-     BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED   TINGENT SALES         SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE        CHARGE**       --------------------------  --------------------------
    PERIOD         DATE    INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund***       8/28/90*   $1,000        $1,478.92        $1,468.92        47.89%        7.97%         46.89%        7.83%
5 Years
Ended
9/30/95***        9/30/90    $1,000        $1,480.39        $1,460.39        48.04%        8.15%         46.04%        7.85%

1 Year
Ended
9/30/95           9/30/94    $1,000        $1,098.98        $1,048.98         9.90%        9.90%          4.90%        4.90%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on August 28, 1990.

 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.49%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.49% would be 6.51%, assuming a federal tax rate of 31%.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.80%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.91%.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.



             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 16.3% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Florida Tax Free Fund to EV Marathon Florida Tax Free Fund on February 1, 1994 and to EV Marathon Florida Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The tables below give the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and the Florida intangibles tax laws and tax rates applicable for 1996.

                                                        YOU ARE IN
 IF THE TAXABLE INCOME     OR THE TAXABLE INCOME ON    THIS FEDERAL          IN YOUR BRACKET, A TAX-FREE YIELD OF
ON YOUR SINGLE RETURN IS*   YOUR JOINT RETURN IS*        BRACKET       4%    4.5%     5%     5.5%     6%     6.5%     7%
-------------------------  ------------------------    -----------   -----------------------------------------------------
                                                                         EQUALS THAT OF A TAXABLE INVESTMENT YIELDING
    Up to $24,000               Up to $40,100            15.00%      4.71%   5.29%   5.88%   6.47%   7.06%   7.65%   8.24%
$ 24,001-$ 58,150           $ 40,101-$ 96,900            28.00       5.56    6.25    6.94    7.64    8.33    9.03    9.72
$ 58,151-$121,300           $ 96,901-$147,700            31.00       5.80    6.52    7.25    7.97    8.70    9.42   10.14
$121,301-$263,750           $147,701-$263,750            36.00       6.25    7.03    7.81    8.59    9.38   10.16   10.94
    Over $263,750               Over $263,750            39.60       6.62    7.45    8.28    9.11    9.93   10.76   11.59


 IF THE TAXABLE INCOME     OR THE TAXABLE INCOME ON
ON YOUR SINGLE RETURN IS*   YOUR JOINT RETURN IS*                      4%    4.5%     5%     5.5%     6%     6.5%     7%
-------------------------  ------------------------                  -----------------------------------------------------
                                                                                TAX EQUIVALENT YIELD REFLECTING
                                                                               EXEMPTION FROM INTANGIBLES TAX:**
    Up to $24,000               Up to $40,100                        4.95%   5.54%   6.13%   6.71%   7.30%   7.89%   8.48%
$ 24,001-$ 58,150           $ 40,101-$ 96,900                        5.85    6.54    7.23    7.93    8.62    9.31   10.01
$ 58,151-$121,300           $ 96,901-$147,700                        6.10    6.83    7.55    8.27    9.00    9.72   10.44
$121,301-$263,750           $147,701-$263,750                        6.58    7.36    8.14    8.92    9.70   10.48   11.26
    Over $263,750               Over $263,750                        6.97    7.80    8.62    9.45   10.28   11.10   11.93


 *Net amount subject to federal personal income tax after deductions and exemptions.

**A Florida intangibles tax on personal property of $2.00 per $1,000 is generally imposed after exemptions on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. An example of the effect of the Florida intangibles tax on the tax brackets of Florida taxpayers is as follows. A $10,000 investment subject to the tax would require payment of $20 annually in intangibles taxes. If the investment yielded 5.5% annually or $550, the intangibles tax as a percentage of income would be $20/$550 or 3.64%. If a taxpayer were in the 36% federal income tax bracket, assuming the intangibles taxes were deducted as an itemized deduction on the federal return, the taxpayer would be on a combined federal and Florida state tax bracket of 38.33% [36% + (1 - .36) X 3.64%] with respect to such investment. A Florida taxpayer whose intangible personal property is exempt or partially exempt from tax due to the availability of exemptions will have a lower taxable equivalent yield than indicated above.


Note: The federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single and joint filers with adjusted gross incomes in excess of $117,950 and $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account the Florida intangibles tax, state or local taxes, if any, payable on Fund distributions to individuals who are not Florida residents, or intangibles taxes, if any, imposed under the laws of other states. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON MASSACHUSETTS MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Massachusetts Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Massachusetts considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Massachusetts issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Beginning in 1989, the Commonwealth's economy slowed significantly. Most of the employment growth during this period was experienced in the services and trade sectors of the economy, while the manufacturing sector continues to suffer employment losses. Like most other industrial states, Massachusetts has seen a shift in employment from manufacturing to more technology and service-based industries. Between 1993 and 1994, per capita personal income in Massachusetts increased 3.6%, as compared to 1.7% for the nation as a whole. The unemployment rate for the Commonwealth fell from 6.4% in October 1994 to 5.3% for October 1995. The national unemployment rate for October 1995 was 5.5%.

    The Commonwealth has closed its fiscal 1995 financial records and published its audited financial information. Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds fiscal 1995 were approximately $16.251 billion, approximately $728 million, or $4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

    Budgeted revenues and other sources to be collected in fiscal 1996 are estimated by the Executive Office for Administration and Finance to be approximately $16.778 billion. This amount includes estimated fiscal 1996 tax revenues of $11.653 billion, which is approximately $490 million, or 4.3%, higher than fiscal 1995 tax revenues.

    In connection with his proposal to reorganize state government, the Governor also announced on November 1, 1995 that he would propose to reduce the personal income tax rate on earned income from 5.95% to 5.45%. Legislation to effectuate such tax reduction is expected to be filed by the Governor in January, 1996 in conjunction with the filing of his budget recommendations for fiscal 1997. The cost to the Commonwealth of the proposed tax reduction has been estimated to be approximately $500 million per year.

    In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive office for Administration and Finance expects annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion (after the expenditure of approximately $37 million in fiscal 1995) of $629 million in fiscal 1996 and approximately $872 million in fiscal 1997. Additional annual increases are also expected in later fiscal years.

    Major infrastructure projects are anticipated over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 90% of the estimated $7.7 billion cost of projects which consist of the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport.

    The Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work on the project began in 1988 and is expected to be completed in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference.

    The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.

    Massachusetts' municipal governments are constrained in their ability to increase local revenues by an initiative passed in 1980, "Proposition 2 1/2". Proposition 2 1/2 limits the amount of property taxes that can be levied in a fiscal year to the lower of 2.5% of fair value or 102.5% of the previous year's levy, unless overridden by a majority of local voters. Proposition 2 1/ 2 also limits the amount the municipality can be charged by certain government entities such as counties. While Proposition 2 1/2 is not a constitutional question and can therefore be amended or abolished by the legislature, it should be noted that no significant challenge has been raised since it took effect. Any fiscal problems encountered by the state amplify the economic and fiscal problems encountered by cities and towns throughout the Commonwealth. Any Commonwealth fiscal problems which result in local aid reductions could, in the absence of overrides, result in payment defaults by local cities and towns and/or ratings downgrades resulting in an erosion of their market value.

                              FEES AND EXPENSES

INVESTMENT ADVISER

    As at September 30, 1995, the Portfolio had net assets of $302,170,247. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,383,407 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,397,963 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $735,829 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.


    Prior to February 1, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992, to February 1, 1993, the Fund paid Eaton Vance advisory fees of $267,752 (equivalent to 0.44% (annualized) of the Fund's average net assets for such period). For the fiscal year ended September 30, 1992, the Fund paid Eaton Vance advisory fees of $394,889 (equivalent to 0.40% (annualized) of the Fund's average net assets for such fiscal year).

DISTRIBUTION PLAN


    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid sales commissions of $562,459 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $2,151,557, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $1,108,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $9,990,000 (which amount was equivalent to 3.4% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $405,201, of which $403,162 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER

    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $3,157.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN


    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $22,931 and the Portfolio incurred custody fees of $135,884, which were reduced by fee credits of $61,501.


BROKERAGE

    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex\1/: COMPENSATION COMPENSATION TOTAL COMPENSATION

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
Donald R. Dwight ..........        $672          $3,188(2)        $135,000(4)
Samuel L. Hayes, III ......         648           3,172(3)         150,000(5)
Norton H. Reamer ..........         632           3,160            135,000
John L. Thorndike .........         641           3,268            140,000
Jack L. Treynor ...........         693           3,325            140,000
----------

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,069 of deferred compensation.
(3) Includes $962 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION

    The tables below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 18, 1991 through September 30, 1995 and for the one year period ended September 30, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                      VALUE BEFORE DE-   VALUE AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED   TINGENT SALES         SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE        CHARGE**       --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund***     4/18/91*     $1,000        $1,346.76        $1,326.76        34.68%        6.90%        32.68%         6.54%


1 Year
Ended
9/30/95         9/30/94      $1,000        $1,083.80        $1,033.80         8.38%        8.38%         3.38%         3.38%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on April 18, 1991.
 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.78%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.78% would be 7.87%, assuming a combined federal and State tax rate of 39.28%.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.87%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.98%.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 9.88 of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Massachusetts Tax Free Fund to EV Marathon Massachusetts Tax Free Fund on February 1, 1994. The Fund changed its name from EV Marathon Massachusetts Tax Free Fund to EV Marathon Massachusetts Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Massachusetts state income tax laws and tax rates applicable for 1996.


                                                            A FEDERAL AND MASSACHUSETTS STATE
                                                                   TAX EXEMPT YIELD OF:
  SINGLE RETURN        JOINT RETURN  FEDERAL AND   4%    4.5%     5%     5.5%    6%     6.5%     7%
-----------------  -----------------   MA STATE   -----------------------------------------------------
            (TAXABLE INCOME)*        TAX BRACKET+      IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------ ------------ -----------------------------------------------------
   Up to $ 24,000     Up to $ 40,100    25.20%    5.35%   6.02%   6.68%   7.35%  8.02%   8.69%   9.36%
$ 24,001-  58,150  $ 40,101-  96,900    36.64     6.31    7.10    7.89    8.68   9.47   10.26   11.05
$ 58,151- 121,300  $ 96,901- 147,700    39.28     6.59    7.41    8.23    9.06   9.88   10.70   11.53
$121,301- 263,750  $147,701- 263,750    43.68     7.10    7.99    8.88    9.77  10.65   11.54   12.43
    Over $263,750      Over $263,750    46.85     7.53    8.47    9.41   10.35  11.29   12.23   13.17


*Net amount subject to federal and Massachusetts personal income tax after deductions and exemptions.


+ The combined tax rates include a Massachusetts tax rate of 12% applicable to taxable bond interest and dividends, and assume that Massachusetts taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%, and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Massachusetts state income taxes) for taxpayers with Adjusted Gross Income in excess of $117,950. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $117,950 and joint filers with Adjusted Gross Income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Massachusetts personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Massachusetts personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" Massachusetts obligations issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON MISSISSIPPI MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Mississippi State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Mississippi Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Mississippi considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Mississippi issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Mississippi issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Funding of the various State operations is derived principally from the General Fund revenues and Special Fund receipts. For the fiscal year ending June 30, 1995, $4.78 billion in revenue was collected by the Special Fund. The major sources of such revenue being $2.17 billion from Federal grants-in-aid, including $1.18 billion for public health and welfare and $381.2 million for public education. Funding for the General Fund is derived principally from revenues generated by income, corporate, excise and sales taxes as well as profits from the wholesale sales of alcoholic beverages, interest earned on investments, proceeds from sales of various supplies and services, and licensing fees. As of fiscal year ending June 30, 1995, the State derived 40.5% of total revenue from sales taxes, 26.1% from individual income taxes and 10.0% from corporate income taxes. Sales taxes, the largest source of revenue for the General Fund, can be adversely affected by downturns in the economy. In an effort to increase sales tax collections, the Legislature has increased the State sales tax from 6% to 7% effective June 1, 1992. The General Fund had an ending fund balance of $86.5 million for 1995. In the event revenues fall below the amounts projected during the budgeting phase, the Department of Finance Administration has the authority to reduce allocations to agencies and restrict a particular agency's monthly allotment if it appears that that agency may deplete its appropriations prior to the close of the fiscal year. Even with budgetary controls in place, the State has experienced cash flow problems in prior years.

    The following cases which have been reviewed by the Attorney General's office purport to be a representative sampling of the most significant cases in which the State is the defendant and wherein the State's financial resources may be materially adversely affected: (1) an action against the State and certain public officials challenging the constitutionality of the statewide system of higher education; (2) An action against the State regarding the conditions in its penal institutions; and (3) A suit against the Mississippi State Tax Commission alleging improper taxation against multi-state corporations.

                              FEES AND EXPENSES

INVESTMENT ADVISER

    As of September 30, 1995, the Portfolio had net assets of $28,992,960. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $65,442 (equivalent to 0.22% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $36,759. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $45,841 (equivalent to 0.19% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of expenses related to the operation of the Portfolio in the amount of $19,780. For the period from the Portfolio's start of business, June 11, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $2,303 (equivalent to 0.14% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $1,810. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR

    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1994, $42,290 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN

    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid sales commissions of $125,233 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $201,593, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $152,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,215,000 (which amount was equivalent to 4.5% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $29,072, of which $29,044 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER

    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $320 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN


    For the fiscal year ended September 30, 1995, the Fund paid IBT $3,707 and the Portfolio incurred custody fees of $20,589, which were reduced by fee credits of $10,910.


BROKERAGE

    For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and of the funds in the Eaton Vance fund complex(1):

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
Donald R. Dwight ..........         $34           $336(2)         $135,000(4)
Samuel L. Hayes, III ......          32            324(3)          150,000(5)
Norton H. Reamer ..........          32            316             135,000
John L. Thorndike .........          32            321             140,000
Jack L. Treynor ...........          35            346             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $113 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                       ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Cynthia J. Clemson (32) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since June 19, 1995. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 11, 1993 through September 30, 1995 and for the one year period ended September 30, 1995.


                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                       VALUE BEFORE DE- VALUE AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE     SALES CHARGE**  --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 9/30/95       ON 8/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of the
Fund***          6/11/93*    $1,000        $1,065.75        $1,027.83        6.58%         2.79%         2.78%         1.20%
1 Year
Ended
9/30/95***       9/30/94     $1,000        $1,094.02        $1,044.02        9.40%         9.40%         4.40%         4.40%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on June 11, 1993.

 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

*** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.71%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.71% would be 7.19%, assuming a combined federal and State tax rate of 34.45%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.70%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.81%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 28.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Mississippi Tax Free Fund to EV Marathon Mississippi Tax Free Fund on December 21, 1993 and to EV Marathon Mississippi Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Mississippi State income tax laws and tax rates applicable for 1996.


                                                  COMBINED                    A FEDERAL AND MISSISSIPPI STATE
                                                 FEDERAL AND                        TAX EXEMPT YIELD OF:
       SINGLE RETURN           JOINT RETURN       MS STATE      4%       4.5%       5%       5.5%       6%       6.5%       7%
     ---------------------------------------    TAX BRACKET+   -----------------------------------------------------------------
                 (TAXABLE INCOME*)                                      IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
     ---------------------------------------------------------------------------------------------------------------------------
           Up to $ 24,000        Up to $ 40,100   19.25%      4.95%     5.57%     6.19%     6.81%     7.43%     8.05%     8.67%
      $ 24,001 - $ 58,150   $ 40,101 - $ 96,900   31.60       5.85      6.58      7.31      8.04      8.77      9.50     10.23
      $ 58,151 - $121,300   $ 96,901 - $147,700   34.45       6.10      6.86      7.63      8.39      9.15      9.92     10.68
      $121,301 - $263,750   $147,701 - $263,750   39.20       6.58      7.49      8.22      9.05      9.87     10.69     11.51
            Over $263,750         Over $263,750   42.62       6.97      7.84      8.71      9.59     10.46     11.33     12.20

*Net amount subject to federal and Mississippi personal income tax after deductions and exemptions.

+ The first combined tax bracket is calculated using the highest Mississippi tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that Mississippi taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. The assumed Mississippi State income tax rate is 5%.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Mississippi State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Mississippi personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Mississippi personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON NEW YORK MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and New York City and New York State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the New York Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain New York considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New York issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The recession lasted longer in New York and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been below the national average primarily due to significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy expanded modestly during 1995 with a pronounced slow-down during the course of the year and is expected to slow gradually during 1996. The unemployment rate for the State for 1995 and 1996 is projected to be 6.5% and 6.9%, respectively, compared to the projected national unemployment rate of 5.6% and 5.8% for 1995 and 1996, respectively. New York City's unemployment rate was 8.0% in October 1995, down from 8.2% a year earlier.


    For the fiscal year 1991-92, the State incurred an operating deficit in the General Fund of $575 million, which, after a $44 million withdrawal from the Tax Stabilization Reserve Fund, was financed through the public issuance of $531 million of 1992 Deficit Notes on March 30, 1992.

    In the 1992-1993 fiscal year, the State began the process of financial reform closing the fiscal year with fund surpluses totalling $738 million. The 1992-1993 fiscal year marked the first time in four years that the State did not have to issue deficit notes to close a budget gap.

    The 1993-1994 fiscal year ended with combined fund balances of $1.539 billion due to an improving national economy, State employment growth, better than projected tax collections and disbursements that were below projections.


    The 1994-1995 fiscal year, which included tax reductions of $476 million, closed with the General Fund in balance and positive fund balances of $157 million and $1 million in the Tax Stabilization Reserve Fund and the Contingency Reserve Fund, respectively. The General Fund, however, suffered an operating deficit of $1.426 billion primarily due to the use of $1,026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year. Tax revenues for the fiscal year fell short of original projections by $1.16 billion, the shortfall being offset by disbursements which were lower than projected and planned spending reductions.


    The 1995-1996 fiscal year budget, adopted in June 1995, includes a planned three-year 20% reduction in the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations. The 1995-1996 State Financial Plan, based on the enacted budget, includes gap-closing actions to offset a previously projected budget gap of $5 billion, the largest in the State's history. Such gap-closing actions include, among others, substantial reductions in social and medical entitlement programs, reductions in State services and capital programs and increased lottery revenues. There can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1995-1996 fiscal year.


    The Governor submitted his proposed budget for the 1996-1997 fiscal year budget earlier than required by State law hoping the State legislature will adopt the budget prior to the beginning of the fiscal year on April 1, 1996. The Governor's proposed 1996-1997 budget identifies a potential budget gap of approximately $3.9 billion and proposes significant expenditure reductions in the State's health, welfare and educational programs and projects significant increases in federal health aid to eliminate the potential budget gap. There can be no assurances that the Governor's budget proposals will be adopted as proposed, the expenditure reductions can be implemented as envisioned or that increases in federal aid will materialize as expected.

    During the past several years, the State has been forced to borrow on a seasonal basis due to cash flow timing problems. In June, 1990, the Local Government Assistance Corporation ("LGAC") was formed as a public benefit corporation for the purpose of issuing long term obligations designed to eliminate this need. The legislation which created the LGAC specified that the obligations will be amortized over no more than 30 years and put a $4.7 billion dollar cap, net of LGAC proceeds, on the seasonal borrowing program. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. This cap may be exceeded in cases where the Governor and the legislature have certified the need for additional borrowing and have devised a method for reducing it back to the cap no later than the fourth fiscal year after the limit is exceeded. If this cap were to be exceeded, it could result in action by the rating agencies which could adversely affect prices of bonds held by the Portfolio.

    In 1975, New York City encountered severe financial difficulties which impaired and continues to impair the borrowing ability of the City. For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City implemented various actions to close budget gaps of $3.3 billion, $2.1 billion and $3.5 billion for the 1992, 1994 and 1995 fiscal years, respectively. Such actions included, among others, tax increases, service and personnel reductions, productivity savings, debt refinancings, asset sales and cost savings related to employee benefits. The City's financial plan for the 1996 fiscal year sets forth gap-closing actions to close a previously projected budget gap of $3.1 billion for the 1996 fiscal year. Such actions include, among others, substantial reductions in entitlement programs, service and personnel reductions and cost saving initiatives related to labor and pension costs. The City currently projects budget gaps of $1.4 billion, $2.3 billion and $2.7 billion for its 1997, 1998 and 1999 fiscal years, respectively. The City's gap-closing plans for the 1997 through 1999 fiscal years include reductions in City agency expenditures and cost saving actions related to entitlement programs and procurement. There can be no assurance that additional gap-closing measures will not be required, the implementation of which could adversely affect the City's economic base, and there is no assurance that such measures will enable the City to achieve a balanced budget, as required by State law, for any of the 1996 through 1999 fiscal years. The fiscal health of New York City, which is the largest issuer of municipal bonds in the country and a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout the State. Bond values of the Municipal Assistance Corporation, the State of New York, the New York Local Government Assistance Corporation, the New York State Dormitory Authority -- City University, the New York City Municipal Water Finance Authority and The Metropolitan Transportation Authority would be particularly affected by serious financial difficulties encountered by New York City. The Portfolio could be expected to hold bonds issued by many, if not all of these issuers, at any given time.


    Moody's rates the City's general obligation bonds "Baa1" and Fitch rates such bonds "A-". On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on obligations held by the Portfolio.

    The State's economic and fiscal viability are mutually and intricately tied to those of its authorities and localities, which make up the major portion of State bond issuance. Any serious financial difficulties encountered by these entities, including their inability to access capital markets, would have a significant, adverse effect upon the value of bonds issued elsewhere within the State and thus upon the value of the interests in the Portfolio. State plans to reduce aid to local cities and towns may have a negative impact on municipal finances and ratings throughout the State. Such ratings changes could erode the value of their bonds and/or lead to defaults.

    The State either guarantees or supports lease-purchase agreements or contractual obligations, financing arrangements or through moral obligation provisions, a large amount of Authority indebtedness. While debt service is normally paid out of revenues generated by the projects of the Authorities, the State has, from time to time, had to appropriate amounts to enable the Authorities to meet their financial obligations and, in some cases, to prevent default. Certain authorities continue to show financial weakness due to the economy.

                              FEES AND EXPENSES

INVESTMENT ADVISER


    As of September 30, 1995, the Portfolio had net assets of $652,736,309. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,031,508 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,073,565 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,755,148 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.


    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $703,166 (equivalent to 0.47% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN


    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid sales commissions of $1,368,182 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $4,758,869, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $2,387,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $19,700,000 (which amount was equivalent to 3.0% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $912,719, of which $910,803 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER

    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $5,045.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN

    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $500 and the Portfolio incurred custody fees of $221,548, which were reduced by fee credits of $220,048.


BROKERAGE

    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994 and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992, to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
  Donald R. Dwight .........       $672          $4,093(2)        $135,000(4)
  Samuel L. Hayes, III .....        648           4,048(3)         150,000(5)
  Norton H. Reamer .........        632           4,013            135,000
  John L. Thorndike ........        641           4,133            140,000
  Jack L. Treynor ..........        693           4,257            140,000

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)  Includes $1,373 of deferred compensation.
(3)  Includes $1,302 of deferred compensation.
(4)  Includes $35,000 of deferred compensation.
(5)  Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Nicole Anderes (34) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).

                           PERFORMANCE INFORMATION

        The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from August 30, 1990 through September 30, 1995 and for the one- and five-year periods ended September 30, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                       VALUE OF INVEST-  VALUE OF INVEST-       TOTAL RETURN                  TOTAL RETURN
                                       MENT BEFORE DE-    MENT AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE     SALES CHARGE**   --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund***      8/30/90*    $1,000        $1,499.10        $1,489.10        49.91%        8.28%         48.91%        8.14%
5 Years
Ended
9/30/95          9/30/90     $1,000        $1,506.65        $1,486.65        50.67%        8.53%         48.67%        8.24%
1 Year
Ended
9/30/95          9/30/94     $1,000        $1,092.30        $1,042.30         9.23%        9.23%          4.23%        4.23%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on August 30, 1990.
 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
***If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.42%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.42% would be 7.28%, assuming a combined Federal and State tax rate of 39.32%.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.87%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.98%.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 13.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance New York Tax Free Fund to EV Marathon New York Tax Free Fund on February 1, 1994 and to EV Marathon New York Municipals Fund on December 8, 1995.

                         TAX EQUIVALENT YIELD TABLES

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State and New York City income tax laws in effect for 1996.

                                      COMBINED
                                      FEDERAL,       A FEDERAL, NEW YORK STAE AND NEW YORK CITY
  SINGLE RETURN        JOINT RETURN   NY STATE                  TAX EXEMPT YIELD OF:
-----------------  ----------------  AND NY CITY -----------------------------------------------------
            (TAXABLE INCOME)*       TAX BRACKET+   4%    4.5%     5%     5.5%    6%     6.5%     7%
----------------------------------- ------------ -----------------------------------------------------
                                                     IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   Up to $ 24,000     Up to $ 40,100    24.79%   5.32%   5.98%   6.65%   7.31%  7.98%   8.64%   9.31%
$ 24,001-  58,150  $ 40,101-  96,900    36.30    6.28    7.06    7.85    8.63   9.42   10.20   10.99
$ 58,151- 121,300  $ 96,901- 147,700    38.99    6.56    7.38    8.20    9.02   9.83   10.65   11.47
$121,301- 263,750  $147,701- 263,750    43.41    7.07    7.95    8.84    9.72  10.60   11.49   12.37
    Over $263,750      Over $263,750    46.60    7.49    8.43    9.36   10.30  11.24   12.17   13.11

-----------
* Net amount subject to federal, New York State and New York City personal income tax (including New York City personal income tax surcharges) after deductions and exemptions.
+ The first two combined tax brackets are calculated using the highest State rate (7.125% effective annualized State tax rate based on a rate of 7.5% for the first 3 months of the 1996 tax year and 7.0% for the remaining 9 months) and the highest City rate (including surcharges) applicable at the upper portion of such bracket. Taxpayers with taxable income below the highest dollar amount in the two lowest brackets may have a lower combined tax bracket and taxable equivalent yield than indicated
  above. The applicable State and City rates are at their maximum (7.125% and 4.457%, respectively) throughout all other brackets.

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State income tax laws in effect for 1996.

                                      COMBINED
                                      FEDERAL
  SINGLE RETURN        JOINT RETURN      AND       A FEDERAL AND NEW YORK STATE TAX EXEMPT YIELD OF:
-----------------  ----------------   NY STATE   ---------------------------------------------------
            (TAXABLE INCOME)*       TAX BRACKET+   4%    4.5%     5%     5.5%    6%     6.5%     7%
----------------------------------- ------------ -----------------------------------------------------
                                                     IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   Up to $ 24,000     Up to $ 40,100    24.79%   5.32%   5.98%   6.65%   7.31%  7.98%   8.64%   9.31%
$ 24,001-  58,150  $ 40,101-  96,900    36.30    6.28    7.06    7.85    8.63   9.42   10.20   10.99
$ 58,151- 121,300  $ 96,901- 147,700    38.99    6.56    7.38    8.20    9.02   9.83   10.65   11.47
$121,301- 263,750  $147,701- 263,750    43.41    7.07    7.95    8.84    9.72  10.60   11.49   12.37
    Over $263,750      Over $263,750    46.60    7.49    8.43    9.36   10.30  11.24   12.17   13.11

------------
* Net amount subject to federal and New York State and personal income tax after deductions and exemptions.
+ The first combined tax bracket is calculated using the highest State rate (7.125% effective annualized State tax rate based on a rate of 7.5% for the first 3 months of the 1996 tax year and 7.0% for the remaining 9 months) within the bracket. Taxpayers with taxable income below the highest dollar amount in the first bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The applicable State rate is the maximum rate, 7.125%, throughout all other brackets. The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New York State and New York City personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The above-indicated combined federal and New York State/City income brackets assume State and City taxes are itemized deductions and do not take into account the effect of a reduction in the deductibility of itemized deductions (including New York State and City Income Taxes) for taxpayers with adjusted gross income in excess of $117,950, nor do they reflect phaseout of personal exemptions for single and joint filers with adjusted gross income in excess of $117,950 and $176,950, respectively. The effective combined tax brackets and equivalent taxable yields of taxpayers who do not itemize or who are subject to such limitations will be higher than those indicated above. In addition, investors who do not itemize deductions on their federal income tax returns will have higher combined brackets and equivalent taxable yields than indicated above.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON OHIO MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Ohio State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Ohio Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Ohio considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Ohio issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Ohio issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State is effectively prohibited by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order State agencies to operate within the State's means. The State carries out most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated. GRF revenues are derived mainly from personal income and sales taxes and corporate franchise taxes. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.

    The general appropriations act for the 1994-95 biennium was signed by the Governor on July 1, 1993. This act appropriated $30.7 billion for GRF purposes. Appropriations for the first fiscal year of the biennium were approximately 9.2% above those for fiscal year 1993 while those for the second year were approximately 6.6% higher than those for fiscal year 1994. These additional appropriations were mainly for increased costs in most State financed programs such as education, Medicaid, mental health and corrections. During the 1992-1993 biennium, the national economic downturn required a $200 million transfer from the Budget Stabilization Fund ("BSF") to the GRF (the BSF has been replenished, and has a current balance of over $828 million). As fiscal year 1992 progressed, reduced tax collections led to a revenue shortfall. This, in combination with additional expenditures produced a projected budget deficit. The State addressed this deficit through a combination of budget cuts, tax payment accelerations and a depletion of the BSF. A projected fiscal year 1993 gap of $520 million was covered through a combination of tax increases and a reduction in appropriations. The 1994-1995 biennial budget was balanced, and the State's GRF had an ending fund balance of $928 million.

    Local school districts in Ohio receive a major portion of their operating monies from State subsidies, but are dependent upon local taxes for significant portions of their budgets. School districts may submit for voter approval income taxes on the district income of individuals and estates. To date, this income tax has been approved in 117 of the State's 600+ local school districts. A small number of local school districts have in any year required emergency loan approval from the State in order to avoid year-end deficits. Forty-four school districts borrowed $68.6 million in fiscal year 1992 and 27 districts borrowed $94.5 million in 1993, including Cleveland which borrowed $75 million. Twenty-eight districts borrowed $41.1 million in fiscal year 1994 and 29 borrowed $71 million in fiscal year 1995 (including $29.5 million for the Cleveland District).

    Litigation, similar to that in other states is pending questioning the constitutionality of Ohio's system of school funding. A trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals decision to the Ohio Supreme Court. At this time, it is not possible to determine either the outcome or the financial burden which an unfavorable decision would have on either the State's or the local school districts' financial health.

    The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

    Common resolutions are pending in both houses of the General Assembly that would submit a consitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether the proposal will in fact be submitted, or, if submitted, approved by the electors.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $319,016,648. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,463,895 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,454,208 (equivalent to 0.45% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $750,672 (equivalent to 0.44% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.


    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $265,268 (equivalent to 0.43% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN

    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid sales commissions of $605,459 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $2,361,964, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $1,200,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $10,953,000 (which amount was equivalent to 3.5% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund made service fee payments under the Plan aggregating $439,292, of which $436,243 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $3,410.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN

    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $20,136 and the Portfolio incurred custody fees of $157,716 which were reduced by fee credits of $67,412.


BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994 and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992, to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
  Donald R. Dwight .........       $672          $3,287(2)        $135,000(4)
  Samuel L. Hayes, III .....        648           3,270(3)         150,000(5)
  Norton H. Reamer .........        632           3,254            135,000
  John L. Thorndike ........        641           3,364            140,000
  Jack L. Treynor ..........        693           3,426            140,000

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)  Includes $1,102 of deferred compensation.
(3)  Includes $1,054 of deferred compensation.
(4)  Includes $35,000 of deferred compensation.
(5)  Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 18, 1991 through September 30, 1995 and for the one-year period ended September 30, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                       VALUE OF INVEST-  VALUE OF INVEST-       TOTAL RETURN                  TOTAL RETURN
                                       MENT BEFORE DE-    MENT AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE     SALES CHARGE**   --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund***      4/18/91*    $1,000        $1,363.98        $1,343.98       36.40%         7.21%          34.40%       6.85%
1 Year
Ended
9/30/95          9/30/94     $1,000        $1,097.39        $1,047.39        9.74%         9.74%           4.74%       4.74%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
  * Investment operations began on April 18, 1991.
 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.53%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.53% would be 7.05%, assuming a combined federal and State tax rate of 35.76%.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.61%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.71%.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 20.9% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                                    TAXES

    In the opinion of special tax counsel to the Fund, Squire, Sanders & Dempsey, under Ohio law, provided that the Fund continues to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (a fund satisfying such requirements being referred to herein as an "Ohio fund"), (i) dividends paid by the Fund will be exempt from the Ohio personal income tax and any municipal or school district income taxes in Ohio to the extent such dividends are properly attributable to interest on Ohio Obligations, and (2) distributions of "capital gain dividends," as defined in the Internal Revenue Code, which are properly attributable to the Fund's capital gains on the sale or other disposition of Ohio Obligations, will not be subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. Other distributions from the Fund will generally not be exempt from the Ohio personal income tax or municipal or school district income taxes in Ohio.

    Provided the Fund qualifies as an Ohio fund, (1) distributions from the Fund will be excluded from the net income base of the Ohio corporation franchise tax to the extent that such distributions are excludable from gross income for Federal income tax purposes or are properly attributable to interest on Ohio Obligations, and (2) distributions which are derived from the Fund's capital gains on the sale or other disposition of Ohio Obligations, also will be excluded from the net income base of the Ohio corporation franchise tax. However, shares of the Fund will not be excluded from the tax base for purposes of computing such tax on the net worth basis.

    Distributions by the Fund properly attributable to interest on obligations of the United States or the governments of Puerto Rico, the Virgin Islands or Guam or their authorities or municipalities are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporate franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Ohio Tax Free Fund to EV Marathon Ohio Tax Free Fund on February 1, 1994 and to EV Marathon Ohio Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Ohio State income tax laws and tax rates applicable for 1996.

                                                 COMBINED
                                                  FEDERAL
       SINGLE RETURN           JOINT RETURN      AND OHIO               A FEDERAL AND OHIO STATE TAX EXEMPT YIELD OF:
----------------------------------------------   STATE TAX   --------------------------------------------------------------------
                 (TAXABLE INCOME*)               BRACKET+      4%       4.5%       5%       5.5%       6%       6.5%       7%
----------------------------------------------   ---------   --------------------------------------------------------------------
                                                                          IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
           Up to $ 24,000        Up to $ 40,100   19.42%      4.96%     5.58%     6.21%     6.83%     7.45%     8.07%     8.69%
      $ 24,001 - $ 58,150   $ 40,101 - $ 96,900   32.28       5.91      6.64      7.38      8.12      8.86      9.60     10.34
      $ 58,151 - $121,300   $ 96,901 - $147,700   35.76       6.23      7.01      7.78      8.56      9.34     10.12     10.90
      $121,301 - $263,750   $147,701 - $263,750   40.80       6.76      7.60      8.45      9.29     10.14     10.98     11.82
            Over $263,750         Over $263,750   44.13       7.16      8.05      8.95      9.84     10.74     11.63     12.53

*Net amount subject to federal and Ohio personal income tax after deductions and exemptions.

+ The combined tax brackets are calculated using the highest Ohio State rate within the bracket. The combined tax brackets assume that Ohio taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Ohio State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Ohio personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Ohio personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON RHODE ISLAND MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Rhode Island Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION


    The following information as to certain Rhode Island considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Rhode Island issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Rhode Island issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The economic slowdown beginning in 1989 resulted in significant State budget constraints. Declining State revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. State law requires that the State end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. In response to this legal mandate and overall budgetary pressures, the State has undertaken a variety of strong financial management controls and initiatives, including reducing expenditures, improving revenue estimating procedures and increasing taxes.


    The 1993 fiscal year budget contained a number of revenue raising components, including a temporary 32% "piggyback" personal income tax rate for federal liability greater than $15,000, initiating video lottery games at two existing gambling sites, levying new health care provider assessments on nursing homes and certain outpatient care facilities (but not hospitals), and increasing estimated "disproportionate share" reimbursements, a substantial portion of which is expected to be one-time. In 1993, the State recorded an $8.4 million operating surplus, boosting the undesignated General Fund balance to $8.7 million. Audited expenditures in excess of revenues were $5.2 million drawing down the General Fund balance to $3.5 million. The 1995 budget includes budgeted reserves of $46.5 million (equal to 3% of fiscal 1995 expenditures).

    The collapse of Rhode Island Share and Indemnity Corporation, a private insurer ("RISDIC"), at the end of December 1990 precipitated the closure on January 1, 1991 of financial institutions with total deposit liabilities of approximately $1.7 billion. The resulting banking crisis presented risks of short-term dislocation in many parts of the State which the State sought to address through the creation of the Rhode Island Depositors Economic Protection Corporation ("DEPCO"). Through DEPCO, the State's efforts to address the crisis were directed at minimizing the larger economic risks as well as alleviating the social costs from the potential loss of personal savings for many individual depositors. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to the affected depositors through the reopening, sale or liquidation of the closed institutions. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million. The necessary steps to resolve the crisis, including the property management and disposition programs to be conducted by DEPCO in its efforts to meet the cash requirements for depositor repayments, are under way. DEPCO has incurred approximately $494.2 million in outstanding debt. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds.

    The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A1 by Moody's Investors Services, Inc. and AA- "with a stable outlook" from Standard & Poor's Ratings Group.


    Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases by municipalities to an increase no greater than 5 1/2% over the previous year. However tax levy or rate increases of greater than 5 1/2% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5 1/2%. This limitation may also be exceeded in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.


    In recent years, Rhode Island has relieved its cities and towns from a portion of the costs of major public expenditures through the assumption of costs and services by the State. However, the economic downturn affecting the State's revenue base necessitated a reduction in aid by the State in fiscal year 1991. Under the fiscal year 1995 budget, State aid to municipalities is slated to be $469.6 million.

    The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program, which amounted to $268.7 million in 1990 and $295.2 million in 1991, reimburses communities on the basis of the relationship between the number of students and the property wealth of the community and its personal income. Communities are guaranteed a minimum reimbursement of 15 percent of eligible expenditures of the second prior year for fiscal year 1993 and 9 percent thereafter. The fiscal 1993 budget modified formulas related to the disbursement of funds under the major education aid programs. Under the modifications, greater aid would be distributed to those communities with less property wealth. The Governor's fiscal year 1994 budget proposal would further modify the allocation formula with the result that 21 communities would receive less State assistance in fiscal year 1994 than they were allocated in fiscal year 1993. In addition to school aid, the State provides a general revenue sharing program for local governments which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. In addition, the State provides municipal aid programs which include reimbursement to local governments for their cost of carrying out certain State mandates. For fiscal year 1992, $6.0 million was appropriated. No funds were appropriated for fiscal year 1993. However, the 1991 General Assembly passed legislation that provides that commencing in the fiscal year 1994, municipalities will receive 1% of total State tax revenues. The formula for the 1995 education aid budget established a Poverty Weight Fund (PWF). Of the $414.7 million budgeted for educational aid, $46.1 million was distributed through the PWF. The Governor's recommended budget for fiscal year 1996 increases school aid by $22.9 million (5.3%), including $20.7 million in operations aid, which will be distributed through the PWF.


                              FEES AND EXPENSES

INVESTMENT ADVISER


    As of September 30, 1995, the Portfolio had net assets of $42,905,967. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $100,476 (equivalent to 0.25% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $50,721. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $63,773 (equivalent to 0.21% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. For the period from the Portfolio's start of business, June 11, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $4,206 (equivalent to 0.15% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee, and BMR was allocated expenses related to the operation of the Portfolio in the amount of $3,373. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in
Part I of this SAI.


ADMINISTRATOR


    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1994 and for the period from the start of business, June 11, 1993, to the fiscal year ended September 30, 1993, $44,682 and $9,554, respectively, of the Fund's operating expenses were allocated to the Administrator.


DISTRIBUTION PLAN


    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this SAI. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid sales commissions of $272,735 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $277,108, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $101,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,772,000 (which amount was equivalent to 4.4% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund made service fee payments under the Plan aggregating $31,227, of which $31,117 was paid to Authorized Firms and the balance of which was paid by the Principal Underwriter.


PRINCIPAL UNDERWRITER

    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $392.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN


    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $2,812 and the Portfolio incurred custody fees of $25,652 which were reduced by fee credits of $16,510.


BROKERAGE

    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994 and for the period from the start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
  Donald R. Dwight .........       $34          $336(2)         $135,000(4)
  Samuel L. Hayes, III .....        32           324(3)          150,000(5)
  Norton H. Reamer .........        32           316             135,000
  John L. Thorndike ........        32           321             140,000
  Jack L. Treynor ..........        35           346             140,000

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)  Includes $113 of deferred compensation.
(3)  Includes $103 of deferred compensation.
(4)  Includes $35,000 of deferred compensation.
(5)  Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Nicole Anderes (34) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 11, 1993 through September 30, 1995 and for the one-year period ended September 30, 1995.


                                                   VALUE OF A $1,000 INVESTMENT

                                       VALUE OF INVEST-  VALUE OF INVEST-       TOTAL RETURN                  TOTAL RETURN
                                       MENT BEFORE DE-    MENT AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE     SALES CHARGE**   --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund***      6/11/93*    $1,000        $1,060.02        $1,022.42        6.00%         2.56%         2.24%         0.96%

1 Year
Ended
9/30/95***       9/30/94     $1,000        $1,089.35        $1,039.35        8.94%         8.94%         3.94%         3.94%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on June 11, 1993.
 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.56%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.56% would be 7.22%, assuming a combined federal and State tax rate of 36.88%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.91%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.03%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 26.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Rhode Island Tax Free Fund to EV Marathon Rhode Island Tax Free Fund on December 21, 1993 and to EV Marathon Rhode Island Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Rhode Island State income tax laws and tax rates applicable for 1996.


                                                  COMBINED                     A FEDERAL AND RHODE ISLAND STATE
                                                FEDERAL AND                          TAX EXEMPT YIELD OF:
        SINGLE RETURN           JOINT RETURN     RI STATE         4%       4.5%       5%        5.5%       6%       6.5%       7%
-----------------------------------------------     TAX          -----------------------------------------------------------------
                   (TAXABLE INCOME*)              BRACKET+                 IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------------------------------------------------------------------------------------------------
          Up to $ 24,000         Up to $ 40,100    18.51%       4.91%     5.52%     6.14%      6.75%     7.36%     7.98%    8.59%
     $ 24,001 - $ 58,150    $ 40,101 - $ 96,900    33.54        6.02      6.77      7.52       8.28      9.03      9.78    10.53
     $ 58,151 - $121,300    $ 96,901 - $147,700    36.88        6.34      7.13      7.92       8.71      9.51     10.30    11.09
     $121,301 - $263,750    $147,701 - $263,750    42.34        6.94      7.80      8.67       9.54     10.41     11.27    12.14
           Over $263,750          Over $263,750    46.18        7.43      8.36      9.29      10.22     11.15     12.08    13.01

* Net amount subject to federal and Rhode Island personal income tax after deductions and exemptions.
+ The combined tax rates assume a Rhode Island rate of 27.5% of federal income tax liability and that Rhode Island taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Rhode Island State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above. Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Rhode Island personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Rhode Island personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON WEST VIRGINIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and West Virginia state personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the West Virginia Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain West Virginia considerations is given to investors in view of the Portfolio's policy of concentrating its investments in West Virginia issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of West Virginia issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The economy of the State is based primarily on manufacturing, mining and tourism. Major manufacturing sectors include chemicals and primary metals. The State is the second leading coal producing state and the leading coal exporting state in the nation. The State is also one of the leading oil and gas producing states east of the Mississippi. Technological advancements have reduced the size of employment in the coal industry. The majority of the job creation in the State has occurred in the service sector. The State has taken steps to foster growth in this sector as well as other non-resource related industries.


    Based on a 1990 task force report indicating potential fiscal problems for the State, the State took a number of actions designed to eliminate the projected deficit, including revenue enhancement measures, such as changes to the Consumer Sales and Service tax, and reductions in State spending. The 1994 General Revenue Fund balance was $135 million. Unfunded trust liabilities and a possible reduction of federal aid may have a negative impact on the State's financial position.

    The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Service Tax, the Severance Tax, the Corporate Net Income Tax and the Business Franchise Tax together provided over 80% of the revenue for the General Revenue Fund in the fiscal year ended June 30, 1994. The amounts collected pursuant to the business registration, cigarette, insurance, telecommunications, inheritance, other taxes, liquor profits and racing fees constitute the remainder of the General Revenue Fund, but individually did not account for more than 2.9% of total revenues.


    The federal programs administered in West Virginia are a substantial part of the operation of State government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of State services and the budget process.

                              FEES AND EXPENSES

INVESTMENT ADVISER

    As at September 30, 1995, the Portfolio had net assets of $40,835,061. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $98,033 (equivalent to 0.24% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $32,526. For the fiscal year ended September 30, 1994, BMR would have earned, absent a fee reduction, advisory fees of $82,158 (equivalent to 0.23% of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. For the period from the Portfolio's start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio would have paid BMR, absent a fee reduction, advisory fees of $6,768 (equivalent to 0.15% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $6,768, and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $2,559. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1994, $49,009 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1995, the Principal Underwriter paid sales commissions of $110,291 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $288,509, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $130,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,690,000 (which amount was equivalent to 4.3% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Plan aggregating $47,846, of which $47,826 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $407.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $4,580. and the Portfolio incurred custody fees of $19,975, which were reduced by fee credits of $8,102.


BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994, and for the period from the start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
  Donald R. Dwight .........       $34           $336(2)      $135,000(4)
  Samuel L. Hayes, III .....        32            324(3)       150,000(5)
  Norton H. Reamer .........        32            316          135,000
  John L. Thorndike ........        32            321          140,000
  Jack L. Treynor ..........        35            346          140,000

------------
(1)The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $113 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Timothy T. Browse (36) has served as a Vice President of the Portfolio since it commenced operations. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1992. Mr. Browse is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Mr. Browse was a Municipal Bond Trader -- Fidelity Management & Research Company (1987-1992).

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 11, 1993 through September 30, 1995 and for the one year period ended September 30, 1995.


                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                       VALUE BEFORE DE-  VALUE AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE     SALES CHARGE**  --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 9/30/95       ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of the
Fund***          6/11/93*    $1,000        $1,067.76        $1,029.76        6.78%         2.88%         2.98%         1.28%
1 Year
Ended
9/30/95***       9/30/94     $1,000        $1,093.90        $1,043.90        9.39%         9.39%         4.39%         4.39%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on June 11, 1993.
 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Portfolio's and the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.61%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.61% would be 7.15%, assuming a combined federal and State tax rate of 35.49%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 4.75%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.85%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 19.99% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance West Virginia Tax Free Fund to EV Marathon West Virginia Tax Free Fund on December 21, 1993. The Fund changed its name from EV Marathon West Virginia Tax Free Fund to EV Marathon West Virginia Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and West Virginia state income tax laws and tax rates applicable for 1995.

                                                 COMBINED                     A FEDERAL AND WEST VIRGINIA STATE
                                                 FEDERAL                           TAX EXEMPT YIELD OF:
       SINGLE RETURN           JOINT RETURN       AND WV      4%       4.5%       5%       5.5%       6%       6.5%       7%
-------------------------   -------------------  STATE TAX   --------------------------------------------------------------------
                 (TAXABLE INCOME*)                BRACKET+              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-----------------------------------------------  ---------   --------------------------------------------------------------------
           Up to $ 23,350        Up to $ 39,000   18.83%      4.93%    5.54%    6.16%    6.78%     7.39%    8.01%    8.62%
      $ 23,351 - $ 56,550   $ 39,001 - $ 94,250   32.68       5.94     6.68     7.43     8.17      8.91     9.66    10.40
      $ 56,551 - $117,950   $ 94,251 - $143,600   35.49       6.20     6.98     7.75     8.53      9.30    10.08    10.85
      $117,951 - $256,500   $143,601 - $256,500   40.16       6.68     7.52     8.36     9.19     10.03    10.86    11.70
            Over $256,500         Over $256,500   43.53       7.08     7.97     8.85     9.74     10.62    11.51    12.40

* Net amount subject to federal and West Virginia personal income tax after deductions and exemptions.

+ The combined tax rate for the two lowest federal income brackets are calculated using the highest West Virginia tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax rates assume that West Virginia taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The state rate is at its maximum (6.5%) throughout all other brackets. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%, and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including West Virginia state income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and West Virginia personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for West Virginia personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax and the West Virginia personal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax and the West Virginia minimum tax. The illustrations assume that the federal alternative minimum tax and the West Virginia minimum tax are not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

[LOGO]

EV MARATHON MUNICIPAL FUNDS
-------------------------------------------------------------------------------

STATEMENT OF
 ADDITIONAL INFORMATION

FEBRUARY 1, 1996





EV MARATHON CALIFORNIA MUNICIPALS FUND
EV MARATHON FLORIDA MUNICIPALS FUND
EV MARATHON MASSACHUSETTS MUNICIPALS FUND
EV MARATHON MISSISSIPPI MUNICIPALS FUND
EV MARATHON NEW YORK MUNICIPALS FUND
EV MARATHON OHIO MUNICIPALS FUND
EV MARATHON RHODE ISLAND MUNICIPALS FUND
EV MARATHON WEST VIRGINIA MUNICIPALS FUND


EV MARATHON
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                   M-TFC2/1SAI

EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

                    * EV Marathon California Municipals Fund
                    * EV Marathon Florida Tax Free Fund
                    * EV Marathon Massachusetts Tax Free Fund
                    * EV Marathon Mississippi Tax Free Fund
                    * EV Marathon New York Tax Free Fund
                    * EV Marathon Ohio Tax Free Fund
                    * EV Marathon Rhode Island Tax Free Fund
                    * EV Marathon West Virginia Tax Free Fund

--------------------------------------------------------------------------------

                               [GRAPHIC OF A DOOR]

--------------------------------------------------------------------------------

                            Annual Shareholder Report
                               September 30, 1995

                                Table of Contents

ITEM                                                                       PAGE
Year-end results, listed by state .......................................    2
President's letter to shareholders ......................................    3
Management Reports:
        EV Marathon California Municipals Fund ..........................    4
        EV Marathon Florida Tax Free Fund ...............................    5
        EV Marathon Massachusetts Tax Free Fund .........................    6
        EV Marathon Mississippi Tax Free Fund ...........................    7
        EV Marathon New York Tax Free Fund ..............................    8
        EV Marathon Ohio Tax Free Fund ..................................    9
        EV Marathon Rhode Island Tax Free Fund ..........................   10
        EV Marathon West  Virginia Tax Free Fund ........................   11
        Financial Results ...............................................   12

                                            INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT
                                      FINANCIAL DATA:                                                   TAX DATA:
------------------------------------------------------------------------------------------------------------------------------------
RESULTS FOR THE YEAR                                     Fund's                                        The after-tax
ENDING SEPTEMBER 30, 1995.   Dividends    Fund's NAV  distribution                  If your combined    equivalent         Federal
                           paid by Fund   per share     rate at                     Federal & state      yield you       income tax
                           during period  at 9/30/95    9/30/95                      tax rate is...   would need is...  information*
------------------------------------------------------------------------------------------------------------------------------------
Ev Marathon CALIFORNIA                                              [GRAPHIC OF
Municipals Fund               $0.495         $9.41       4.99%      CALIFORNIA]          43.04%            8.72%           98.75

EV Marathon FLORIDA                                                 [GRAPHIC OF
Tax Free Fund                 $0.536        $10.72       4.80%      FLORIDA]             38.67%            7.78%           98.31

EV Marathon MASSACHUSETTS                                           [GRAPHIC OF
Tax Free Fund                 $0.530        $10.27       4.87%      MASSACHUSETTS]       43.68%            8.60%           98.81

EV Marathon MISSISSIPPI                                             [GRAPHIC OF
Tax Free Fund                 $0.461         $9.48       4.70%      MISSISSIPPI]         39.20%            7.69%           98.46

EV Marathon NEW YORK                                                [GRAPHIC OF
Tax Free Fund                 $0.553        $10.83       4.87%      NEW YORK]            40.86%            8.18%           98.71

EV Marathon OHIO                                                    [GRAPHIC OF
Tax Free Fund                 $0.511        $10.51       4.61%      OHIO]                40.80%            7.77%           99.35

EV Marathon RHODE ISLAND                                            [GRAPHIC OF
Tax Free Fund                 $0.477         $9.40       4.91%      RHODE ISLAND]        42.34%            8.50%           99.32

EV Marathon WEST VIRGINIA                                           [GRAPHIC OF
Tax Free Fund                 $0.462         $9.50       4.75%      WEST VIRGINIA]       40.16%            7.92%           99.66
------------------------------------------------------------------------------------------------------------------------------------

*Percentages represent the amounts of the total dividends paid by the Funds from net investment income during the year ended
September 30, 1995, that have been designated as exempt-interest dividends. Tax legislation eliminated the exception to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993, at market discounts may generate a small amount of ordinary taxable income.

                                 TO SHAREHOLDERS


The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, as Gross Domestic Product should grow only modestly during 1995 at between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995 by realizing strong capital appreciation as a result of this favorable investment environment. However, during this period, the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would probably be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds likely would be eliminated.

DESPITE TAX POLICY UNCERTAINTIES, TAX-EXEMPT BONDS YIELD MORE THAN 89% OF TREASURY YIELDS.


30-YR. AA GENERAL OBLIGATION (GO) BONDS*                                   5.90%
TAXABLE EQUIVALENT YIELD OF INVESTMENT
FOR COUPLE IN 36% TAX BRACKET                                              9.21%
30-YR TREASURY BONDS                                                       6.50%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield.

Statistics as of September 30, 1995.
Past performance is no guarantee of future results.
Source:  Bloomberg, L.P.

However, for many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds (because of fears of tax reform) as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

                                            Sincerely,

                                            /s/ Thomas J. Fetter
                                            --------------------
                                            Thomas J. Fetter
                                            President
                                            October 3, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.

Included on the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                   EV Marathon California Municipals Fund

YOUR INVESTMENT AT WORK
Sacramento Cogeneration Authority
Cogeneration Project Bonds

These bonds are being used to build a gas-fired cogeneration plant that will produce electricity for the Sacramento Municipal Utility District. The plant also will produce steam for a nearby Procter & Gamble manufacturing facility. It is located on a 10-acre parcel next to the Procter & Gamble property.

The project is part of the Municipal Utility District's plan to reduce its purchases of electrical power from local electric utilities. It is scheduled to begin operation in 1996 and will be the second of up to four cogeneration plants to be constructed in the Sacramento area.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues..............................   110
Average quality...............................    A+
Investment grade..............................  88.3
Effective maturity............................  14.67 yrs.
Largest sectors:
   Lease revenues/Certificates of
   participation..............................  22.6%
   Escrowed to maturity.......................  16.2
   Tax allocation.............................   9.0
   Insured utilities..........................   8.8*
   Housing....................................   8.6

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: California

California's economy is improving slowly. Gains in the northern part of the state - in San Francisco and the Silicon Valley, for example - have been partially offset by continued poor economic conditions in Orange and Los Angeles Counties.

The Los Angeles County economy continues to lag, and the Orange County government has been in bankruptcy since December, 1994, when losses in the derivatives market drained nearly $1.7 billion from its investment pool. Both counties are finding it necessary to cut back on government services; those cutbacks have the effect of further dampening local economic activity.

While California's long-term economic outlook is positive, its current problems are not likely to end soon, in part because of the magnitude of its outstanding financial issues. The state, home to much import and export business with Pacific Rim countries, has also been hurt by the depressed Japanese economy. It could expect to recover more quickly if the Japanese economy were to improve.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON CALIFORNIA MUNICIPALS FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1985, through September 30, 1995

AVG. ANNUAL                     1                    5                  Life of
 RETURNS                       Year                 Year                 Fund*
With CDSC                      3.3%                 6.2%                 6.3%
Without CDSC                   8.3%                 6.5%                 6.3%

EV MARATHON CALIFORNIA MUNICIPALS FUND:  $18,252
Lehman Brothers Municipal Bond Index:  $23,243

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                          M. CALIFORNIA                         LEHMAN BROS.
12/85+                            10000                                10000
1/86                              10220                                10589
2/86                              10551                                11009
3/86                              10634                                11012
4/86                              10630                                11021
5/86                              10381                                10841
6/86                              10517                                10945
7/86                              10603                                11011
8/86                              11112                                11504
9/86                              11080                                11533
10/86                             11284                                11732
11/86                             11464                                11965
12/86                             11493                                11932
1/87                              11722                                12291
2/87                              11794                                12351
3/87                              11752                                12221
4/87                              11039                                11607
5/87                              10899                                11550
6/87                              11168                                11889
7/87                              11265                                12010
8/87                              11257                                12037
9/87                              10755                                11593
10/87                             10550                                11634
11/87                             10904                                11938
12/87                             11140                                12111
1/88                              11654                                12543
2/88                              11799                                12675
3/88                              11567                                12528
4/88                              11600                                12623
5/88                              11480                                12586
6/88                              11653                                12770
7/88                              11685                                12854
8/88                              11766                                12865
9/88                              11933                                13098
10/88                             12140                                13329
11/88                             11961                                13207
12/88                             12128                                13342
1/89                              12363                                13618
2/89                              12308                                13463
3/89                              12271                                13431
4/89                              12512                                13749
5/89                              12756                                14035
6/89                              12879                                14226
7/89                              13045                                14419
8/89                              12868                                14278
9/89                              12863                                14235
10/89                             12962                                14410
11/89                             13152                                14662
12/89                             13224                                14782
1/90                              13086                                14712
2/90                              13241                                14843
3/90                              13229                                14848
4/90                              13050                                14740
5/90                              13366                                15062
6/90                              13483                                15194
7/90                              13712                                15418
8/90                              13358                                15195
9/90                              13330                                15203
10/90                             13555                                15479
11/90                             13859                                15790
12/90                             13884                                15859
1/91                              14072                                16072
2/91                              14122                                16212
3/91                              14079                                16217
4/91                              14274                                16434
5/91                              14379                                16580
6/91                              14317                                16564
7/91                              14491                                16765
8/91                              14644                                16986
9/91                              14875                                17208
10/91                             15010                                17362
11/91                             14939                                17411
12/91                             15185                                17784
1/92                              15111                                17825
2/92                              15154                                17831
3/92                              15117                                17837
4/92                              15257                                17996
5/92                              15428                                18208
6/92                              15697                                18513
7/92                              16152                                19068
8/92                              15879                                18883
9/92                              15926                                19006
10/92                             15484                                18819
11/92                             15874                                19156
12/92                             16112                                19352
1/93                              16311                                19577
2/93                              17004                                20285
3/93                              16753                                20071
4/93                              16936                                20273
5/93                              16991                                20387
6/93                              17237                                20728
7/93                              17201                                20754
8/93                              17642                                21187
9/93                              17824                                21428
10/93                             17819                                21469
11/93                             17613                                21280
12/93                             17957                                21729
1/94                              18150                                21978
2/94                              17667                                21408
3/94                              16844                                20536
4/94                              16838                                20711
5/94                              16922                                20890
6/94                              16751                                20768
7/94                              17047                                21143
8/94                              17113                                21216
9/94                              16854                                20905
10/94                             16467                                20534
11/94                             16037                                20162
12/94                             16325                                20606
1/95                              16909                                21195
2/95                              17472                                21812
3/95                              17674                                22062
4/95                              17642                                22088
5/95                              18226                                22793
6/95                              17865                                22594
7/95                              17965                                22808
8/95                              18098                                23097
9/95                              18252                                23243

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/19/85. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"California is such a large state that we have been able to choose credits for the Portfolio very selectively. In general, we have avoided Los Angeles County debt, though we do hold two relatively secure specialized bonds from the area for yield purposes. "Similarly, our holdings in Orange County are disproportionately low because of the county's continuing financial problems. Over time, we have been able to assess the full effect of those problems and can say with assurance that the Portfolio's five credits located in the county have not been affected by the county's financial problems."

                                    - Robert B. MacIntosh

                       EV Marathon Florida Tax Free Fund

YOUR INVESTMENT AT WORK
Martin County Industrial
Development Authority
Indiantown Cogeneration Project

The proceeds of this $125 million bond issue were used to refund bonds issued in 1992 used to build a portion of this cogeneration project.

The power plant will burn coal and supply electricity to Florida Power & Light Company and steam to Caulkins Indiantown Citrus Company. Construction began in 1992 and is expected to be completed next year.

The 1992 bond proceeds financed the costs of acquiring, building and equipping facilities for treatment of solid wastes associated with operating the coal-fired cogeneration plant.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues.....................................  138
Average quality......................................  AA-
Investment grade.....................................  92.4%
Effective maturity...................................  16.83 yrs.
Largest sectors:
   Utilities.........................................  12.5%
   Housing...........................................  10.6
   Insured utilities.................................   8.5*
   Insured special tax revenue.......................   7.9*
   General obligations...............................   7.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Florida

The Florida economy is relatively strong, helped by solid gains in the business services sector, which is growing at a double-digit rate. Meanwhile, the construction sector has been hampered by slower income and household growth. State agencies project that Florida's population will grow at an annual rate of nearly 2%, not as strong as the state had estimated earlier.

Tourism continues to be a cornerstone of the Florida economy. Tourism levels in 1995 have slightly exceeded the state's expectations.

It is estimated that Florida's unemployment rate through 1995 will be 6.1%, a significant drop from 8.2% at the peak of the recession in 1992.

The 1995 legislative session ended with approval of budget appropriations which, adjusted for inflation, represent the smallest increase in state spending in more than 10 years. Despite the need for substantial expenditures to accommodate continuing growth, Florida's level of debt is considered moderate and its economy stable.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON FLORIDA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From August 31, 1990, through September 30, 1995

AVG. ANN.             1           5          Life of            Value of
 RETURN              Year        Year         Fund*        Investment at 9/30

With CDSC            4.9%        7.9%         7.8%              $14,689
Without CDSC         9.9%        8.2%         8.0%              $14,789

EV MARATHON FLORIDA TAX FREE FUND:  $14,789
Lehman Brothers Municipal Bond Index:  $15,297

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                           M. FLORIDA                        LEHMAN BROS.
8/90+                            10000                              10000
9/90                              9990                              10006
10/90                            10127                              10187
11/90                            10429                              10392
12/90                            10482                              10437
1/91                             10622                              10577
2/91                             10704                              10669
3/91                             10698                              10673
4/91                             10864                              10816
5/91                             10988                              10912
6/91                             10899                              10901
7/91                             11094                              11034
8/91                             11241                              11179
9/91                             11434                              11325
10/91                            11536                              11427
11/91                            11522                              11459
12/91                            11886                              11704
1/92                             11814                              11731
2/92                             11817                              11735
3/92                             11784                              11739
4/92                             11911                              11844
5/92                             12117                              11983
6/92                             12360                              12184
7/92                             12816                              12550
8/92                             12497                              12427
9/92                             12510                              12509
10/92                            12204                              12385
11/92                            12661                              12607
12/92                            12843                              12736
1/93                             12967                              12884
2/93                             13604                              13350
3/93                             13352                              13209
4/93                             13536                              13342
5/93                             13627                              13417
6/93                             13870                              13642
7/93                             13860                              13659
8/93                             14183                              13944
9/93                             14368                              14103
10/93                            14380                              14130
11/93                            14122                              14005
12/93                            14494                              14301
1/94                             14688                              14464
2/94                             14191                              14089
3/94                             13423                              13516
4/94                             13487                              13630
5/94                             13565                              13748
6/94                             13446                              13668
7/94                             13717                              13915
8/94                             13718                              13963
9/94                             13457                              13758
10/94                            13091                              13514
11/94                            12772                              13269
12/94                            13186                              13561
1/95                             13647                              13949
2/95                             14160                              14355
3/95                             14267                              14520
4/95                             14276                              14537
5/95                             14655                              15001
6/95                             14389                              14870
7/95                             14479                              15010
8/95                             14605                              15201
9/95                             14789                              15297

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Tower Data Systems, Bethesda, MD.

*Investment operations commenced 8/28/90. (+) Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The Florida health care market has been somewhat in disarray because of health care reform. As a result, we have exercised caution when looking at health care or hospital bonds. Through our proprietary research, we have been able to buy high-quality hospital bonds at very attractive prices.

"We have employed a two-pronged approach to the Portfolio, with an emphasis on quality and also bonds that allow us to add to yield.

"We are still very constructive on the Florida economy, and we continue to look for discount coupon bonds that add attractive characteristics to the Portfolio."

                                     - Thomas J. Fetter

EV Marathon Massachusetts Tax Free Fund

YOUR INVESTMENT AT WORK
Plymouth County
Correctional Facility

These bonds were used to construct a new 1,140-bed prison to house federal, state and county inmates in Plymouth. In addition to expanded housing facilities, the project includes a modern medical facility.

The project was designed to provide partial relief for the Commonwealth's correctional system, which has become seriously overcrowded in the past decade. As a state-of-the-art, "direct supervision" facility, the project aims to provide a more successful correctional environment while reducing costs. The new facility is operated by the Plymouth County Sheriff's Department.


                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues.......................................     95
Average quality........................................     A+
Investment grade.......................................   96.3%
Effective maturity (years).............................   15.47
Largest sectors:
   General obligations.................................   13.7%
   Insured hospitals...................................   11.8*
   Housing.............................................   11.4
   Water and sewer.....................................    9.8
   Education...........................................    9.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Massachusetts

Massachusetts' employment levels have climbed significantly in recent years, recovering roughly 60% of the jobs lost in the last recession. Recent jobless rates have remained at or below the national rate, and personal income growth continues to accelerate. Growth has been especially impressive in the high technology and financial sectors.

The Commonwealth has greatly improved its financial position. Debt levels, while still too high, have nonetheless been reduced, while reserve levels have increased to 3% of revenues. As a result, Massachusetts now enjoys enhanced liquidity and more leeway with respect to operations, and should record a modest surplus in the current fiscal year. As a reflection of the progress the Commonwealth has made in recent years, its debt ratings have been upgraded to A1 and A+, considerably higher than they were at their lowest point in early 1991. Looking ahead, the economy should continue to post modest growth. On the fiscal front, the administration has recently initiated efforts to control social spending. While opening a thorny political issue, the move could result in further fiscal improvements in the future.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON MASSACHUSETTS TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From April 30, 1991, through September 30, 1995

AVERAGE ANNUAL RETURN   1                 Life of                 Value of
                       Year                Fund*             Investment at 9/30

With CDSC              3.4%                6.5%                     $13,281
Without CDSC           8.4%                6.9%                     $13,481

EV MARATHON MASSACHUSETTS TAX FREE FUND:  $13,481
Lehman Brothers Municipal Bond Index:     $14,143

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                              M. MASS                           LEHMAN BROS.
4/91+                              10000                               10000
5/91                               10040                               10089
6/91                               10063                               10079
7/91                               10248                               10202
8/91                               10410                               10336
9/91                               10544                               10471
10/91                              10662                               10565
11/91                              10669                               10594
12/91                              10985                               10822
1/92                               11011                               10846
2/92                               11025                               10850
3/92                               11004                               10854
4/92                               11095                               10951
5/92                               11250                               11079
6/92                               11483                               11265
7/92                               11889                               11603
8/92                               11657                               11490
9/92                               11690                               11565
10/92                              11417                               11451
11/92                              11744                               11657
12/92                              11877                               11776
1/93                               12005                               11913
2/93                               12487                               12343
3/93                               12325                               12213
4/93                               12488                               12336
5/93                               12562                               12405
6/93                               12757                               12613
7/93                               12736                               12629
8/93                               13020                               12892
9/93                               13172                               13039
10/93                              13183                               13064
11/93                              13031                               12949
12/93                              13308                               13222
1/94                               13444                               13373
2/94                               13115                               13027
3/94                               12445                               12496
4/94                               12409                               12602
5/94                               12519                               12711
6/94                               12406                               12637
7/94                               12625                               12866
8/94                               12675                               12910
9/94                               12439                               12721
10/94                              12116                               12495
11/94                              11736                               12269
12/94                              12092                               12539
1/95                               12542                               12897
2/95                               12940                               13272
3/95                               13054                               13425
4/95                               13037                               13441
5/95                               13384                               13870
6/95                               13143                               13748
7/95                               13215                               13878
8/95                               13387                               14055
9/95                               13481                               14143

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 4/18/91. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The Portfolio's exposure to the hospital sector remains quite low. Health care institutions around the country are under increasing pressure from competition. This condition is especially true in Massachusetts, where there are too many hospital beds for the commonwealth's population.

"As a result, we do extensive research before adding any hospital bonds to the Portfolio, to ensure that the hospitals we choose will be among the survivors in this increasingly competitive environment.

"In structuring the Portfolio, we've employed a two-pronged strategy in the Portfolio, emphasizing quality on one hand and prudent yield enhancement on the other."

                                    - Robert B. MacIntosh

                     EV Marathon Mississippi Tax Free Fund

YOUR INVESTMENT AT WORK
Mississippi State University
Renovation Project

Bond proceeds were used to renovate and equip two buildings on the Mississippi State University campus. The renovations included the conversion of former dormitory buildings into classroom and office space.

The funds were also used to extend a chilled water loop on the campus in order to improve the university's heating and cooling system.

The bonds were issued in 1995, with a maturity of 2015. The cost of the project is estimated to be $3 million.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues..................................    36
Average quality...................................    AA
Investment grade..................................  98.7%
Effective maturity................................  15.55 yrs.
Largest sectors:
   Insured hospitals..............................  19.2%*
   Utilities......................................  10.9
   Industrial development revenue.................  10.0
   Housing........................................   9.4
   General obligations............................   7.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Mississippi

Mississippi's economy, traditionally reliant on cyclical manufacturing, has shown significant growth in recent years. Expansion in the manufacturing and service sectors allowed the state's unemployment rate to remain roughly the same in 1994 as in 1993.

Much of the state's recent job growth came from gaming-related employment in the early 1990s. It is estimated that some 50,000 jobs were created either directly or indirectly by this industry. However, with more than 30 casinos now open in the state, Mississippi is saturated with gambling. In addition, the industry now faces strong competition from neighboring Louisiana, which is opening gambling in New Orleans.

Mississippi's economy should continue to grow during the next few years, but expected changes in the gaming industry, combined with a slowdown in other sectors, are likely to cause the pace of that growth to be slower than it has been in recent years.

A positive for the state is its very conservative fiscal management. Mississippi's debt level is one of the lowest in the country.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON MISSISSIPPI TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From June 30, 1993, through September 30, 1995

   AVERAGE                   1                Life of              Value of
ANNUAL RETURN               Year               Fund*          Investment at 9/30
With CDSC                   4.4%               1.2%                 $10,279
Without CDSC                9.4%               2.8%                 $10,658

EV MARATHON MISSISSIPPI TAX FREE FUND:  $10,658
Lehman Brothers Municipal Bond Index:  $11,214

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                           M. MISSISSIPPI                       LEHMAN BROS.
6/93+                              10000                               10000
7/93                                9950                               10013
8/93                               10249                               10221
9/93                               10385                               10338
10/93                              10369                               10358
11/93                              10244                               10266
12/93                              10522                               10483
1/94                               10644                               10603
2/94                               10295                               10328
3/94                                9640                                9908
4/94                                9717                                9992
5/94                                9816                               10078
6/94                                9733                               10020
7/94                                9925                               10200
8/94                                9919                               10236
9/94                                9741                               10086
10/94                               9500                                9907
11/94                               9254                                9727
12/94                               9477                                9941
1/95                                9835                               10226
2/95                               10214                               10523
3/95                               10296                               10644
4/95                               10274                               10656
5/95                               10577                               10996
6/95                               10408                               10900
7/95                               10474                               11003
8/95                               10593                               11143
9/95                               10658                               11214

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 6/11/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Mississippi is now in a period of economic strength. We have tried to take advantage of that fact by moving the Portfolio into more state-backed general obligation bonds.

"At the same time, we have somewhat reduced our exposure to the insured sector because insured bonds are plentiful and are not as attractive as some other Mississippi bonds.

"We continue to look to add industrial development bonds to the Portfolio because they offer an attractive combination of yield and security."

                                    - Cynthia J. Clemson

                       EV Marathon New York Tax Free Fund

YOUR INVESTMENT AT WORK
New York State Power Authority

Historically, three of the top issuer names in New York have been "Ports" (Port Authorities of New York and New Jersey), "Powers" (New York State Power Authority) and "Tribes" (Triborough Bridge and Tunnel Authority). Bonds of these three issuers are among the highest rated in the market.

Of the three, we see the most value in Power Authority bonds, especially as a place to weather any coming storm in BBB-rated New York State-appropriated bonds. The Triborough Bridge and Tunnel Authority will likely be under credit pressure as it begins borrowing plans for the MTA subway system. Port Authority bonds typically do not offer the attractive coupon structure available on some Power Authority bonds.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues ...............................     179
Average quality ................................      A+
Investment grade ...............................    98.0%
Effective maturity (years) .....................   14.47
Largest sectors:
   Health care .................................    19.1%
   Education ...................................    12.7
   Special tax revenue .........................    12.5
   Lease/Certificates of participation .........     8.7
   Escrowed ....................................     7.6

--------------------------------------------------------------------------------
THE STATE OF THE STATE: New York

New York is at a crossroads, with its first new governor in 12 years. Governor George Pataki's first real chance to make his mark comes with next year's budget. The impact of his proposed income tax cuts will be felt much more deeply in the budget for fiscal year 1996-97; it will garner much attention because tax cuts must be accompanied by spending cuts. It has the potential to be Pataki's first big step toward streamlining state government and fulfilling his election promises.

Given the potential for next year's budget process to be especially contentious and given that this year's budget was passed late, as often occurs, the Governor plans an earlier unveiling of the fiscal 1996-97 budget. The goal of matching spending commitments to ongoing revenue resources is positive for the state's long-term credit standing but may produce near-term turmoil.

Of more immediate interest to New York tax-exempt investors is the November voter referendum on state debt reform. New Yorkers will vote on whether to end the state's entrenched process of "backdoor borrowing." If debt reform passes, the state will revamp its borrowing process. Consequently, it currently plans to issue an unusually heavy calendar of state-supported appropriation debt between now and year-end.
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON NEW YORK TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From August 31, 1990, through September 30, 1995

AVERAGE ANNUAL RETURN           1                    5                  Life of          Value of
                               Year                 Year                 Fund*       Investment at 9/30
With CDSC                      4.2%                 8.2%                 8.1%            $14,689
Without CDSC                   9.2%                 8.5%                 8.3%            $14,789

EV MARATHON NEW YORK TAX FREE FUND:    $14,991
Lehman Brothers Municipal Bond Index:  $15,297

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE              M.NEW YORK                   LEHMAN BROS.
8/90+               10000                         10000
9/90                 9950                         10006
10/90               10075                         10187
11/90               10337                         10392
12/90               10369                         10437
1/91                10519                         10577
2/91                10560                         10669
3/91                10605                         10673
4/91                10792                         10816
5/91                10863                         10912
6/91                10837                         10901
7/91                11073                         11034
8/91                11274                         11179
9/91                11500                         11325
10/91               11634                         11427
11/91               11611                         11459
12/91               11883                         11704
1/92                11682                         11731
2/92                11742                         11735
3/92                11777                         11739
4/92                11951                         11844
5/92                12148                         11983
6/92                12450                         12184
7/92                12978                         12550
8/92                12683                         12427
9/92                12697                         12509
10/92               12392                         12385
11/92               12805                         12607
12/92               12977                         12736
1/93                13149                         12884
2/93                13762                         13350
3/93                13559                         13209
4/93                13720                         13342
5/93                13836                         13417
6/93                14066                         13642
7/93                14069                         13659
8/93                14381                         13944
9/93                14542                         14103
10/93               14556                         14130
11/93               14363                         14005
12/93               14732                         14301
1/94                14866                         14464
2/94                14420                         14089
3/94                13678                         13516
4/94                13732                         13630
5/94                13877                         13748
6/94                13721                         13668
7/94                13968                         13915
8/94                14036                         13963
9/94                13725                         13758
10/94               13360                         13514
11/94               12897                         13269
12/94               13354                         13561
1/95                13805                         13949
2/95                14294                         14355
3/95                14444                         14520
4/95                14441                         14537
5/95                14864                         15001
6/95                14613                         14870
7/95                14732                         15010
8/95                14916                         15201
9/95                14991                         15297

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 8/30/90. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Anticipating that state-appropriated debt will underperform in the face of a heavy new issuance calendar, we have been reducing the Portfolio's exposure to State appropriation debt and swapping into high-grade debt. Once this wave of debt has come to market, state-appropriated debt should be attractively priced and once again represent a buying opportunity.

"This past summer, during the second leg of the 1995 rally, discount coupon bonds returned to favor. This was an opportunity to sell deep discounts in the New York Portfolio and trade into more moderate discount coupon bonds that should perform comparably to deep discounts in an up market and much better in a down market."

                                       - Nicole Anderes

                      EV Marathon Ohio Tax Free Fund

YOUR INVESTMENT AT WORK
Higher Educational Facility Comm.
University of Dayton

The proceeds of these bonds are being used for a variety of projects, the largest of which is acquisition of land for the University of Dayton Law School. The money also is being used to construct and equip the Law School and Library, to complete the Phillips Center for the Humanities, to acquire and renovate student residences, rebuild campus roads and to renovate a variety of other buildings on campus.

The Law School and Library building will have floor space of more than 120,000 square feet and will be completely computer accessible. The university has more than 10,000 students.


                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues...............................    139
Average quality................................     A+
Investment grade...............................   90.5%
Effective maturity.............................  13.42 yrs.
Largest sectors:
   Hospitals ..................................   19.3%
   Insured hospitals...........................   11.7*
   General obligations.........................    9.1
   Industrial development/pollution
   control revenue.............................    8.8
   Education...................................    7.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Ohio

The Ohio economy continues to be diverse and strong. Overall, the state has moved from heavy reliance on manufacturing jobs to a more balanced economy. Ohio's financial position has improved during the last 12 months, allowing the state to begin restoring its financial reserves.

The state's service sector has been a source of job growth during the past several years. While the manufacturing sector grew during the second half of 1994, it is expected to recede somewhat during the last half of 1995. Unemployment rates at the end of 1994 were considerably lower than the national average.

The recent robust economic activity in Ohio has helped the state's balance sheet. Tax receipts were greater than expected in the 1994 fiscal year and into 1995. For the same reason, Medicaid expenditures were somewhat lower than anticipated.

Ohio benefits from relatively conservative management and a debt burden that is low relative to that of other industrialized states.
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON OHIO TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From April 30, 1991, through September 30, 1995

AVERAGE ANNUAL RETURN           1                  Life of          Value of
                               Year                 Fund*       Investment at 9/30
With CDSC                      4.7%                 6.9%              $13,439
Without CDSC                   9.7%                 7.2%              $13,639

EV MARATHON OHIO TAX FREE FUND:        $13,439
Lehman Brothers Municipal Bond Index:  $14,143

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                 M.OHIO                    LEHMAN BROS.
4/91+                 10000                       10000
5/91                  10030                       10089
6/91                  10007                       10079
7/91                  10200                       10202
8/91                  10337                       10336
9/91                  10488                       10471
10/91                 10592                       10565
11/91                 10597                       10594
12/91                 10872                       10822
1/92                  10875                       10846
2/92                  10886                       10850
3/92                  10852                       10854
4/92                  10940                       10951
5/92                  11103                       11079
6/92                  11313                       11265
7/92                  11716                       11603
8/92                  11506                       11490
9/92                  11550                       11565
10/92                 11266                       11451
11/92                 11625                       11657
12/92                 11773                       11776
1/93                  11910                       11913
2/93                  12388                       12343
3/93                  12214                       12213
4/93                  12363                       12336
5/93                  12469                       12405
6/93                  12685                       12613
7/93                  12672                       12629
8/93                  12976                       12892
9/93                  13137                       13039
10/93                 13147                       13064
11/93                 12984                       12949
12/93                 13294                       13222
1/94                  13440                       13373
2/94                  13042                       13027
3/94                  12327                       12496
4/94                  12385                       12602
5/94                  12517                       12711
6/94                  12403                       12637
7/94                  12655                       12866
8/94                  12678                       12910
9/94                  12429                       12721
10/94                 12082                       12495
11/94                 11741                       12269
12/94                 12104                       12539
1/95                  12561                       12897
2/95                  12990                       13272
3/95                  13089                       13425
4/95                  13082                       13441
5/95                  13487                       13870
6/95                  13298                       13748
7/95                  13380                       13878
8/95                  13548                       14055
9/95                  13639                       14143

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 4/18/91. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The past year has proved to be volatile for the bond market, with a sharp decline during most of 1994 and the strong bond market rally of 1995.

"In the Ohio Portfolio, the levels of new bond issuance have decreased significantly. This creates a supply-and-demand situation that bodes well for the inherent value of bonds.

"We remain highly selective in terms of the health care and hospital bonds that we add to the Portfolio. This sector is extremely competitive nationwide, and it is important to use thorough research to determine the most attractive candidates for the Portfolio. These are often medical facilities that have strengthened themselves through mergers or alliances with other facilities or HMOs."

                                       - Thomas J. Fetter

                     EV Marathon Rhode Island Tax Free Fund

YOUR INVESTMENT AT WORK
Rhode Island State Industrial
Facilities Corporation
Marine Terminal Bonds

The proceeds of these bonds were used to build the main Rhode Island terminal and distribution facilities for Mobil Oil Refining in the mid-1980s. The company transports oil in tanker ships through Narragansett Bay and distributes it to the Rhode Island area through these facilities, which are located in East Providence.

These bonds carry the senior corporate debt ratings of Mobil Oil, Aa2/AA.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues................................    48
Average quality.................................    AA
Investment grade................................  99.2%
Effective maturity..............................  17.10 yrs.
Largest sectors:
   Housing......................................  16.7%
   Insured water and sewer......................  16.6*
   Insured colleges and university...............  9.8*
   Insured housing...............................  6.1*
   Special tax..................................   6.7

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Rhode Island

Rhode Island's economy is softening after barely showing signs of recovery from the recession of the late 1980s. Employment numbers for 1995 are running below those of 1994; the state recently had to revise revenues down slightly to reflect the weaker economy. Even the state's outlook for a "continued recovery at a sluggish pace" may be too optimistic and the 1.2% annual employment growth projected may have to be revised downward.

As sobering as this news is, our diversified portfolio of Rhode Island bonds should not be directly affected by the state's budget and economic problems. For example, portfolio holdings include tax-exempt debt backed by single-family mortgage pools, by high-grade corporations and by the state's leading universities and colleges.

Also, Providence appears to be a bright spot in the state's economic landscape and may be more of a stabilizing influence than it has been historically.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON RHODE ISLAND TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From June 30, 1993, through September 30, 1995

   AVERAGE                 1                Life of             Value of
ANNUAL RETURN             Year               Fund*          Investment at 9/30
With CDSC                 3.9%               1.0%                 $10,224
Without CDSC              8.9%               2.6%                 $10,600

EV MARATHON RHODE ISLAND TAX FREE FUND:  $10,600
Lehman Brothers Municipal Bond Index:    $11,214

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                          M. RHODE ISLAND                       LEHMAN BROS.
6/93+                              10000                                 10000
7/93                                9970                                 10013
8/93                               10328                                 10221
9/93                               10453                                 10338
10/93                              10406                                 10358
11/93                              10259                                 10266
12/93                              10587                                 10483
1/94                               10729                                 10603
2/94                               10297                                 10328
3/94                                9643                                  9908
4/94                                9711                                  9992
5/94                                9832                                 10078
6/94                                9740                                 10020
7/94                                9944                                 10200
8/94                                9961                                 10236
9/94                                9731                                 10086
10/94                               9458                                  9907
11/94                               9202                                  9727
12/94                               9503                                  9941
1/95                                9885                                 10226
2/95                               10200                                 10523
3/95                               10305                                 10644
4/95                               10274                                 10656
5/95                               10513                                 10996
6/95                               10290                                 10900
7/95                               10380                                 11003
8/95                               10523                                 11143
9/95                               10600                                 11214

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 6/11/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Over the past year, the goal has been to restructure the Rhode Island Portfolio to balance long discount holdings with more defensive, higher yielding bonds. The relatively small Portfolio size makes rebalancing tricky; seemingly small changes can have a large impact on performance.

"Housing bonds have offered the best opportunity to add yield and a defensive sector to the Portfolio; holdings in this sector were increased from nearly 12% in September 1994 to 17% by September 1995. Since housing bonds typically carry AA or AAA ratings, added exposure to this sector has allowed us to take advantage of our strong research capabilities by prudently adding higher yielding BBB credits while maintaining overall credit quality at an average AA rating."

                                       - Nicole Anderes

                    EV Marathon West Virginia Tax Free Fund

YOUR INVESTMENT AT WORK
Upshur County
TJ International Project

The proceeds of these bonds are being used to build a sewage and solid waste disposal system for a lumber production plant in Upshur County. The facility manufactures engineered lumber in the form of wood joists and related lumber products.

The factory is owned by Trus Joist MacMillan.

The bonds were issued this year and will mature in 2025. The total cost of construction is estimated at about $22 million.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues.....................................    39
Average quality......................................    AA-
Investment grade.....................................  95.6%
Effective maturity...................................  16.42 yrs.
Largest sectors:
   Insured hospitals.................................  15.7%*
   Insured electric utilities........................  13.5*
   Industrial development/pollution
   control revenue...................................  12.5
   Electric utilities................................  11.8
   Insured water & sewer.............................  11.1*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: West Virginia

West Virginia's economy suffers from a heavy reliance on the coal mining industry and on employment in older metal and chemical factories.

The state economy recovered well in 1994 from the recession of the early 1990s, in large part because of the end of the coal strike. That event brought a needed boost to the state's employment and retail sales.

In 1995, the state's economy has continued to grow, though at a much slower pace than in 1994. In fact, West Virginia has the slowest rate of growth of the southeastern states and its unemployment levels still exceed the national average. During the last year, however, the state experienced significant gains in the construction, transportation and communications sectors. Increases in tourism have helped the state's economy slightly, as has growth in Federal employment.

The state's prospects for economic expansion are enhanced somewhat by the fact that its population is now increasing.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON WEST VIRGINIA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From June 30, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN      1                Life of             Value of
                          Year               Fund*         Investment at 9/30
With CDSC                 4.4%               1.3%               $10,298
Without CDSC              9.4%               2.9%               $10,678

EV MARATHON WEST VIRGINIA TAX FREE FUND:  $10,678
Lehman Brothers Municipal Bond Index:     $11,214

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                          M. WEST VIRGINIA                      LEHMAN BROS.
6/93+                            10000                                 10000
7/93                              9910                                 10013
8/93                             10201                                 10221
9/93                             10347                                 10338
10/93                            10321                                 10358
11/93                            10184                                 10266
12/93                            10483                                 10483
1/94                             10614                                 10603
2/94                             10294                                 10328
3/94                              9691                                  9908
4/94                              9726                                  9992
5/94                              9835                                 10078
6/94                              9710                                 10020
7/94                              9935                                 10200
8/94                              9949                                 10236
9/94                              9761                                 10086
10/94                             9519                                  9907
11/94                             9231                                  9727
12/94                             9508                                  9941
1/95                              9844                                 10226
2/95                             10212                                 10523
3/95                             10304                                 10644
4/95                             10305                                 10656
5/95                             10607                                 10996
6/95                             10417                                 10900
7/95                             10483                                 11003
8/95                             10624                                 11143
9/95                             10678                                 11214

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 6/11/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The West Virginia bond market is extremely sensitive to movements of supply and demand. The challenge for a portfolio manager is to stay abreast of those movements.

"We try to purchase issues when they are trading cheaply in the secondary market and wait for supply to diminish, at which time we can offer them at a significant profit.

"Our principal focus is on maintaining a `barbell' structure in the Portfolio that provides good performance in both up and down markets. We want to maintain both yield and diversification, and to that end are committing a great deal of effort to researching non-rated private placement issues to gain yield."

                                       - Timothy T. Browse

--------------------------------------------------------------------------------

                           EV Marathon Tax Free Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                          MARATHON        MARATHON        MARATHON        MARATHON
                                                         CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                            FUND            FUND            FUND            FUND
                                                        ------------    ------------    -------------    -----------
ASSETS:
  Investment in Portfolio --
     Identified cost                                    $379,605,766    $669,767,277    $274,852,824     $25,519,179
     Unrealized appreciation                              23,842,552      33,763,315      17,250,338       1,052,889
                                                        ------------    ------------    ------------     -----------
  Total investment in Portfolio, at value (Note 1A)     $403,448,318    $703,530,592    $292,103,162     $26,572,068
  Receivable for Fund shares sold                            216,213         396,350          61,114         236,439
  Deferred organization expenses (Note 1D)                   --              --                4,042          10,096
                                                        ------------    ------------    ------------     -----------
       Total assets                                     $403,664,531    $703,926,942    $292,168,318     $26,818,603
                                                        ------------    ------------    ------------     -----------
LIABILITIES:
  Dividends payable                                     $    828,682    $  1,389,908    $    585,168     $    51,497
  Payable for Fund shares redeemed                           938,806         639,225         332,894         --
  Payable to affiliates --
     Trustees' fees                                              853             853             853              43
     Custodian fee                                             1,500         --                1,414             611
  Accrued expenses                                           243,738         331,967         134,241          10,310
                                                        ------------    ------------    ------------     -----------
       Total liabilities                                $  2,013,579    $  2,361,953    $  1,054,570     $    62,461
                                                        ------------    ------------    ------------     -----------
NET ASSETS                                              $401,650,952    $701,564,989    $291,113,748     $26,756,142
                                                        ============    ============    ============     ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                       $415,696,914    $697,657,135    $295,067,039     $28,024,543
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the
     basis of identified cost)                           (37,655,434)    (29,455,787)    (20,765,546)     (2,388,352)

  Accumulated undistributed (distributions in excess
     of) net investment income                              (233,080)       (399,674)       (438,083)         67,062
  Unrealized appreciation of investments and financial
     futures contracts from Portfolio (computed on the
     basis of identified cost)                            23,842,552      33,763,315      17,250,338       1,052,889

                                                        ------------    ------------    ------------     -----------
       Total                                            $401,650,952    $701,564,989    $291,113,748     $26,756,142
                                                        ============    ============    ============     ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                 42,704,845      65,474,803      28,348,811       2,823,724
                                                        ============    ============    ============     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  (NOTE 6) PER SHARE (net assets divided by shares of
  beneficial interest outstanding)                             $9.41          $10.72          $10.27           $9.48
                                                               =====          ======          ======           =====

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                       MARATHON        MARATHON        MARATHON        MARATHON
                                                       NEW YORK          OHIO        RHODE ISLAND    WEST VIRGINIA
                                                         FUND            FUND            FUND            FUND
                                                     ------------    ------------    ------------    -------------
ASSETS:
  Investment in Portfolio --
     Identified cost                                 $611,546,021    $304,543,996    $39,640,293      $39,839,133
     Unrealized appreciation (depreciation)            31,054,017      11,999,809        144,122         (138,482)
                                                     ------------    ------------    -----------      -----------
  Total investment in Portfolio, at value (Note 1A)  $642,600,038    $316,543,805    $39,784,415      $39,700,651
  Receivable for Fund shares sold                         461,096         242,105        190,451            3,243
  Deferred organization expenses (Note 1D)                --                4,568          7,100            7,163
                                                     ------------    ------------    -----------      -----------
       Total assets                                  $643,061,134    $316,790,478    $39,981,966      $39,711,057
                                                     ------------    ------------    -----------      -----------
LIABILITIES:
  Dividends payable                                  $  1,282,727    $    600,085    $    80,141      $    77,278
  Payable for Fund shares redeemed                        857,931         148,028         22,633           49,035
  Payable to affiliates --
     Trustees' fees                                           853             853             43               43
     Custodian fee                                            500           1,470            500              500
  Accrued expenses                                        314,558         149,144         15,093           15,140
                                                     ------------    ------------    -----------      -----------
       Total liabilities                             $  2,456,569    $    899,580    $   118,410      $   141,996
                                                     ------------    ------------    -----------      -----------
NET ASSETS                                           $640,604,565    $315,890,898    $39,863,556      $39,569,061
                                                     ============    ============    ===========      ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                    $633,742,482    $312,212,892    $41,405,886      $41,232,910
  Accumulated net realized loss on investment and
     financial futures transactions (computed on
     the basis of identified cost)                    (23,355,791)     (8,166,521)    (1,701,909)     (1,554,393)

  Accumulated undistributed (distributions in
     excess of) net investment income                    (836,143)       (155,282)        15,457           29,026
  Unrealized appreciation (depreciation) of
     investments and financial futures contracts
     from Portfolio (computed on the basis of
     identified cost)                                  31,054,017      11,999,809        144,122         (138,482)
                                                     ------------    ------------    -----------      -----------
       Total                                         $640,604,565    $315,890,898    $39,863,556      $39,569,061
                                                     ============    ============    ===========      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING              59,157,753      30,070,502      4,239,998        4,167,206
                                                     ============    ============    ===========      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE (NOTE 6) PER SHARE (net assets / shares of
  beneficial interest outstanding)                         $10.83          $10.51          $9.40            $9.50
                                                           ======          ======         ======           ======

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                            MARATHON        MARATHON        MARATHON        MARATHON
                                                           CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                              FUND            FUND            FUND            FUND
                                                          ------------    ------------    -------------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                $ 28,133,148    $ 46,901,697    $ 18,852,814     $ 1,670,153
  Expenses allocated from Portfolio                         (2,405,930)     (3,773,791)     (1,546,346)        (61,880)
                                                           -----------     -----------     -----------     -----------
     Net investment income from Portfolio                 $ 25,727,218    $ 43,127,906    $ 17,306,468     $ 1,608,273
                                                           -----------     -----------     -----------     -----------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization                       $      2,458    $      3,286    $      3,286     $       165
     Distribution costs (Note 5)                             3,862,901       6,465,955       2,571,399         234,665
     Custodian fee (Note 4)                                     25,540              --          22,931           3,707
     Transfer and dividend disbursing agent fees               311,241         435,351         196,494          19,794
     Printing and postage                                       94,900          93,320          76,228          15,078
     Legal and accounting services                              23,391          17,174          13,595          11,193
     Registration costs                                          2,625          22,432          10,621             656
     Amortization of organization expenses (Note 1D)           --               13,286           7,444           5,829
     Miscellaneous                                              34,885         131,819          26,856           3,753
                                                           -----------     -----------     -----------     -----------
       Total expenses                                     $  4,357,941    $  7,182,623    $  2,928,854     $   294,840
                                                           -----------     -----------     -----------     -----------
            Net investment income                         $ 21,369,277    $ 35,945,283    $ 14,377,614     $ 1,313,433
                                                           -----------     -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)      $(18,982,550)   $ (9,741,283)   $(11,614,591)    $(1,413,716)
     Financial futures contracts                            (3,909,123)    (12,627,848)     (3,252,096)       (394,684)
                                                           -----------     -----------     -----------     -----------
       Net realized loss on investments                   $(22,891,673)   $(22,369,131)   $(14,866,687)    $(1,808,400)
  Change in unrealized appreciation of investments          33,006,120      53,649,034      23,022,471       2,924,484
                                                           -----------     -----------     -----------     -----------
          Net realized and unrealized gain                $ 10,114,447    $ 31,279,903    $  8,155,784     $ 1,116,084
                                                           -----------     -----------     -----------     -----------
            Net increase in net assets from operations    $ 31,483,724    $ 67,225,186    $ 22,533,398     $ 2,429,517
                                                           ===========     ===========     ===========     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                        MARATHON       MARATHON        MARATHON        MARATHON
                                                        NEW YORK         OHIO        RHODE ISLAND    WEST VIRGINIA
                                                          FUND           FUND            FUND            FUND
                                                      ------------    -----------    ------------    -------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio            $ 41,246,419    $20,078,313    $ 2,294,542      $ 2,352,378
  Expenses allocated from Portfolio                     (3,248,301)    (1,741,504)       (90,709)        (111,482)
                                                      ------------    -----------    ------------    -------------
     Net investment income from Portfolio             $ 37,998,118    $18,336,809    $ 2,203,833      $ 2,240,896
                                                      ------------    -----------    ------------    -------------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization                   $      3,286    $     4,557    $       184      $       165
     Distribution costs (Note 5)                         5,704,516      2,821,424        314,708          343,122
     Custodian fee (Note 4)                                    500         20,136          2,812            4,580
     Transfer and dividend disbursing agent fees           399,114        220,036         28,154           26,940
     Printing and postage                                  155,241         40,677         16,022           19,374
     Legal and accounting services                          24,193         14,654          9,881            9,787
     Registration costs                                     16,529          5,390        --                 1,303
     Amortization of organization expenses (Note 1D)        16,602          8,460          4,614            3,811
     Miscellaneous                                          41,842         75,018          9,851            8,839
                                                      ------------    -----------    ------------    -------------
       Total expenses                                 $  6,361,823    $ 3,210,352    $   386,226      $   417,921
                                                      ------------    -----------    ------------    -------------
            Net investment income                     $ 31,636,295    $15,126,457    $ 1,817,607      $ 1,822,975
                                                      ------------    -----------    ------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)  $(12,235,294)   $(4,489,076)   $  (557,354)     $  (506,446)
     Financial futures contracts                        (6,875,251)    (2,657,893)      (658,878)        (603,528)
                                                      ------------    -----------    ------------    -------------
       Net realized loss on investments               $(19,110,545)   $(7,146,969)   $(1,216,232)     $(1,109,974)
  Change in unrealized appreciation of investments      42,472,710     20,789,278      2,606,308        2,703,423
                                                      ------------    -----------    ------------    -------------
          Net realized and unrealized gain            $ 23,362,165    $13,642,309    $ 1,390,076      $ 1,593,449
                                                      ------------    -----------    ------------    -------------
            Net increase in net assets from
               operations                             $ 54,998,460    $28,768,766    $ 3,207,683      $ 3,416,424
                                                      =============   ===========    ===========     ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                       MARATHON        MARATHON          MARATHON         MARATHON
                                                      CALIFORNIA        FLORIDA       MASSACHUSETTS     MISSISSIPPI
                                                         FUND            FUND              FUND             FUND
                                                     ------------    -------------    --------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                           $ 21,369,277    $  35,945,283     $ 14,377,614     $ 1,313,433
     Net realized loss on investments                 (22,891,673)     (22,369,131)     (14,866,687)     (1,808,400)
     Change in unrealized appreciation of
       investments                                     33,006,120       53,649,034       23,022,471       2,924,484
                                                     ------------     ------------     ------------     ------------
       Net increase in net assets from operations    $ 31,483,724    $  67,225,186     $ 22,533,398     $ 2,429,517
                                                     ------------     ------------     ------------     ------------
  Distributions to shareholders (Note 2) --
     From net investment income                      $(21,369,277)   $ (35,945,283)    $(14,377,614)    $(1,313,433)
     In excess of net investment income                  (681,676)      (1,308,141)        (782,428)        (26,919)
     In excess of net realized gain on investments     (5,310,924)          --               --              --
                                                     ------------     ------------     ------------     ------------
       Total distributions to shareholders           $(27,361,877)   $ (37,253,424)    $(15,160,042)    $(1,340,352)
                                                     ------------     ------------     ------------     ------------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                   $ 31,953,914    $  58,630,115     $ 24,105,023     $ 3,997,670
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                        11,558,278       12,826,713        7,571,220         720,817
     Cost of shares redeemed                          (85,573,814)    (160,730,616)     (42,946,842)     (5,822,919)
                                                     ------------     ------------     ------------     ------------
       Decrease in net assets from Fund share
          transactions                               $(42,061,622)   $ (89,273,788)    $(11,270,599)    $(1,104,432)
                                                     ------------     ------------     ------------     ------------
          Net decrease in net assets                 $(37,939,775)   $ (59,302,026)    $ (3,897,243)    $   (15,267)
NET ASSETS:
  At beginning of year                                439,590,727      760,867,015      295,010,991      26,771,409
                                                     ------------     ------------     ------------     ------------
  At end of year                                     $401,650,952    $ 701,564,989     $291,113,748     $26,756,142
                                                     ============     ============     ============     ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF) NET INVESTMENT INCOME INCLUDED IN NET ASSETS
  AT END OF YEAR                                    $   (233,080)   $    (399,674)    $   (483,083)    $    67,062
                                                     ============     ============     ============     ============


                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                      MARATHON       MARATHON         MARATHON         MARATHON
                                                      NEW YORK         OHIO         RHODE ISLAND     WEST VIRGINIA
                                                        FUND           FUND             FUND             FUND
                                                    ------------   ------------     ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $ 31,636,295   $ 15,126,457     $ 1,817,607       $ 1,822,975
     Net realized loss on investments                (19,110,545)    (7,146,969)     (1,216,232)       (1,109,974)
     Change in unrealized appreciation of
       investments                                    42,472,710     20,789,278       2,606,308         2,703,423
                                                    ------------   ------------     ------------     -------------
       Net increase in net assets from operations   $ 54,998,460   $ 28,768,766     $ 3,207,683       $ 3,416,424
                                                    ------------   ------------     ------------     -------------
  Distributions to shareholders (Note 2) --
     From net investment income                     $(31,636,295)  $(15,126,457)    $(1,817,607)      $(1,822,975)
     In excess of net investment income               (1,601,605)      (648,308)        (91,415)          (94,123)
                                                    ------------   ------------     ------------     -------------
       Total distributions to shareholders          $(33,237,900)  $(15,774,765)    $(1,909,022)      $(1,917,098)
                                                    ------------   ------------     ------------     -------------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                  $ 52,161,842   $ 21,347,938     $ 8,679,039       $ 2,943,218
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                       18,178,003      8,621,125       1,088,603           974,647
     Cost of shares redeemed                         (99,820,704)   (48,649,678)     (5,463,453)       (4,324,044)
                                                    ------------   ------------     ------------     -------------
       Increase (decrease) in net assets from Fund
          share transactions                        $(29,480,859)  $(18,680,615)    $ 4,304,189       $  (406,179)
                                                    ------------   ------------     ------------     -------------
          Net increase (decrease) in net assets     $ (7,720,299)  $ (5,686,614)    $ 5,602,850       $ 1,093,147
NET ASSETS:
  At beginning of year                               648,324,864    321,577,512      34,260,706        38,475,914
                                                    ------------   ------------     ------------     -------------
  At end of year                                    $640,604,565   $315,890,898     $39,863,556       $39,569,061
                                                    ============   ============     ============     =============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF) NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF YEAR                             $   (836,143)  $   (155,282)    $    15,457       $    29,026
                                                    =============  =============    ============      ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         MARATHON CALIFORNIA FUND         MARATHON         MARATHON        MARATHON
                                       ------------------------------      FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                        YEAR ENDED       YEAR ENDED         FUND             FUND            FUND
                                       SEPTEMBER 30,    SEPTEMBER 30,   ------------     -------------    -----------
                                           1994*            1994                  YEAR ENDED SEPTEMBER 30, 1994
                                       -------------    ------------    --------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income             $ 11,467,925     $22,194,951     $ 37,146,116    $ 14,045,651     $ 1,037,060
     Net realized gain (loss) on
       investments                      (10,559,752)     11,329,857       (5,585,565)     (5,174,237)       (578,183)
     Change in unrealized
       depreciation of investments         (926,810)    (31,672,678)     (84,190,493)    (26,104,295)     (2,101,545)
                                       -------------    ------------    ------------    -------------    -----------
       Net increase (decrease) in net
          assets from operations       $    (18,637)    $ 1,852,130     $(52,629,942)   $(17,232,881)    $(1,642,668)
                                       -------------    ------------    ------------    -------------    -----------
  Distributions to shareholders
     (Note 2) --
     From net investment income        $(11,467,925)    $(22,194,951)   $(37,146,116)   $(14,045,651)    $(1,037,060)
     In excess of net investment
       income                            (1,709,784)     (4,240,070)      (5,923,920)     (2,420,814)       (162,442)
     From net realized gain on
       investment transactions                   --      (7,255,117)              --              --              --
     In excess of net realized gain
       on investment transactions                --              --       (8,370,510)     (1,725,588)        (13,073)
                                       -------------    ------------    ------------    -------------    -----------
       Total distributions to
          shareholders                 $(13,177,709)    $(33,690,138)   $(51,440,546)   $(18,192,053)    $(1,212,575)
                                       -------------    ------------    ------------    -------------    -----------
  Transactions in shares of
     beneficial interest (Note 3) --
     Proceeds from sales of shares     $ 20,853,736     $98,716,094     $153,932,684    $ 59,289,679     $18,133,515
     Net asset value of shares issued
       to shareholders in payment of
       distributions declared             5,336,955      14,550,970       18,856,605       9,556,751         609,193
     Cost of shares redeemed            (36,817,405)    (56,953,570)     (84,707,846)    (25,211,957)       (926,317)
                                       -------------    ------------    ------------    -------------    -----------
       Increase (decrease) in net
          assets from Fund share
          transactions                 $(10,626,714)    $56,313,494     $ 88,081,443    $ 43,634,473     $17,816,391
                                       -------------    ------------    ------------    -------------    -----------
          Net increase (decrease) in
            net assets                 $(23,823,060)    $24,475,486     $(15,989,045)   $  8,209,539     $14,961,148
NET ASSETS:
  At beginning of year                  463,413,787     438,938,301      776,856,060     286,801,452      11,810,261
                                       -------------    ------------    ------------    -------------    -----------
  At end of year                       $439,590,727     $463,413,787    $760,867,015    $295,010,991     $26,771,409
                                       ================= ============== ==============  ================ ============
ACCUMULATED DISTRIBUTIONS IN EXCESS
  OF NET INVESTMENT INCOME INCLUDED
  IN NET ASSETS AT END OF YEAR         $ (1,177,662)    $(1,168,443)    $ (1,645,348)   $   (818,222)    $    (4,476)
                                       ============      ==========     =============   ============     ===========

* For the six months ended September 30, 1994 (Note 8).

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1994
--------------------------------------------------------------------------------

                                                     MARATHON         MARATHON         MARATHON         MARATHON
                                                     NEW YORK           OHIO         RHODE ISLAND     WEST VIRGINIA
                                                       FUND             FUND             FUND             FUND
                                                   ------------     ------------     ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                         $ 31,362,315     $ 14,753,437     $ 1,282,185       $ 1,623,697
     Net realized loss on investments                (2,498,812)        (390,717)       (485,677)         (443,884)
     Change in unrealized depreciation of
       investments                                  (67,599,978)     (32,673,008)     (2,885,537)       (3,353,971)
                                                   ------------     ------------     ------------     -------------
       Net decrease in net assets from
          operations                               $(38,736,475)    $(18,310,288)    $(2,089,029)      $(2,174,158)
                                                   ------------     ------------     ------------     -------------
  Distributions to shareholders (Note 2) --
     From net investment income                    $(31,362,315)    $(14,753,437)    $(1,282,185)      $(1,623,697)
     In excess of net investment income              (5,309,872)      (2,498,763)       (220,052)         (248,529)
     In excess of net realized gain on
       investment transactions                      (10,190,903)      (1,825,463)        (37,389)          (30,031)
                                                   ------------     ------------     ------------     -------------
       Total distributions to shareholders         $(46,863,090)    $(19,077,663)    $(1,539,626)      $(1,902,257)
                                                   ------------     ------------     ------------     -------------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                 $122,904,958     $ 71,989,063     $20,376,923       $17,161,407
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                      27,218,142       10,680,047         832,719           973,430
     Cost of shares redeemed                        (66,559,661)     (23,034,920)     (1,000,495)       (1,299,607)
                                                   ------------     ------------     ------------     -------------
       Increase in net assets from Fund share
          transactions                             $ 83,563,439     $ 59,634,190     $20,209,147       $16,835,230
                                                   ------------     ------------     ------------     -------------
          Net increase (decrease) in net assets    $ (2,036,126)    $ 22,246,239     $16,580,492       $12,758,815
NET ASSETS:
  At beginning of year                              650,360,990      299,331,273      17,680,214        25,717,099
                                                   ------------     ------------     ------------     -------------
  At end of year                                   $648,324,864     $321,577,512     $34,260,706       $38,475,914
                                                   ==============   ==============   ================ ================
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT
  END
  OF YEAR                                          $ (1,739,154)    $   (645,333)    $   (22,113)      $   (16,678)
                                                   ==============   ==============   ================ ================

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        MARATHON CALIFORNIA FUND
                              -----------------------------------------------------------------------------
                                                               YEAR ENDED
                              -----------------------------------------------------------------------------
                                 SEPTEMBER 30,                MARCH 31,                   SEPTEMBER 30,
                              -------------------   ------------------------------    ---------------------
                                1995      1994*       1994       1993      1992**       1991         1990
                              --------   --------   --------   --------   --------    --------     --------
NET ASSET VALUE, beginning
  of year                     $  9.290   $  9.560   $ 10.200   $  9.850   $ 10.000    $  9.570     $  9.880
                              --------   --------   --------   --------   --------    --------     --------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income        $  0.475   $  0.240   $  0.480   $  0.509   $  0.264    $  0.533     $  0.558
 Net realized and unrealized
   gain (loss) on
   investments                   0.253     (0.234)    (0.395)     0.524     (0.100)      0.544       (0.203)
                              --------   --------   --------   --------   --------    --------     --------
     Total income (loss)
       from operations        $  0.728   $  0.006   $  0.085   $  1.033   $  0.164    $  1.077     $  0.355
                              --------   --------   --------   --------   --------    --------     --------
LESS DISTRIBUTIONS:
 From net investment income   $ (0.475)  $ (0.240)  $ (0.480)  $ (0.509)  $ (0.264)   $ (0.533)    $ (0.558)
 In excess of net investment
   income                       (0.016)    (0.036)    (0.092)    (0.115)    (0.050)     (0.114)      (0.107)
 From net realized gain on
   investment transactions          --         --     (0.153)    (0.059)        --          --           --
 In excess of net realized
   gain on investment
   transactions                 (0.117)        --         --         --         --          --           --
                              --------   --------   --------   --------   --------    --------     --------
   Total distributions        $ (0.608)  $ (0.276)  $ (0.725)  $ (0.683)  $ (0.314)   $ (0.647)    $ (0.665)
                              --------   --------   --------   --------   --------    --------     --------
NET ASSET VALUE, end of year  $  9.410   $  9.290   $  9.560   $ 10.200   $  9.850    $ 10.000     $  9.570
                              =========  =========  =========  =========  =========   =========    =========
TOTAL RETURN (3)                 8.30%      0.06%      0.55%     10.82%      3.29%      11.59%        3.63%
RATIOS/SUPPLEMENTAL DATA***:
 Net assets, end of year
   (000 omitted)              $401,742   $439,591   $463,414   $438,938   $362,597    $353,990     $281,723
 Ratio of net expenses to
   average daily net assets
   (1)                           1.65%      1.63%+     1.67%      1.84%      1.87%+      1.90%        1.95%
 Ratio of net investment
   income to average daily
   net assets                    5.19%      5.06%+     4.64%      5.05%      5.28%+      5.42%        5.65%
PORTFOLIO TURNOVER (2)              --         --         5%       139%        65%         36%          13%



                                              MARATHON FLORIDA FUND
                              -----------------------------------------------------
                                                   YEAR ENDED
                              -----------------------------------------------------
                                                  SEPTEMBER 30,
                              -----------------------------------------------------
                                1995       1994        1993       1992       1991
                              --------   --------    --------   --------   --------
NET ASSET VALUE, beginning
  of year                     $ 10.270   $ 11.700    $ 10.940   $ 10.690   $  9.990
                              --------   --------    --------   --------   --------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income        $  0.514   $  0.514    $  0.516   $  0.541   $  0.573
 Net realized and unrealized
   gain (loss) on
   investments                   0.469     (1.228)      1.040      0.434      0.838
                              --------   --------    --------   --------   --------
     Total income (loss)
       from operations        $  0.983   $ (0.714)   $  1.556   $  0.975   $  1.411
                              --------   --------    --------   --------   --------
LESS DISTRIBUTIONS:
 From net investment income   $ (0.514)  $ (0.514)   $ (0.516)  $ (0.541)  $ (0.573)
 In excess of net investment
   income                       (0.019)    (0.082)     (0.121)    (0.127)    (0.138)
 From net realized gain on
   investment transactions          --         --      (0.159)    (0.057)        --
 In excess of net realized
   gain on investment
   transactions                     --     (0.120)         --         --         --
                              --------   --------    --------   --------   --------
   Total distributions        $ (0.533)  $ (0.716)   $ (0.796)  $ (0.725)  $ (0.711)
                              --------   --------    --------   --------   --------
NET ASSET VALUE, end of year  $ 10.720   $ 10.270    $ 11.700   $ 10.940   $ 10.690
                              =========  =========   =========  =========  =========
TOTAL RETURN (3)                 9.90%    (6.34)%      14.85%      9.41%     14.45%
RATIOS/SUPPLEMENTAL DATA***:
 Net assets, end of year
   (000 omitted)              $701,565   $760,867    $776,856   $463,279   $233,021
 Ratio of net expenses to
   average daily net assets
   (1)                           1.54%      1.44%       1.53%      1.64%      1.56%
 Ratio of net investment
   income to average daily
   net assets                    4.97%      4.70%       4.54%      4.91%      5.33%
PORTFOLIO TURNOVER (2)              --         --          9%        95%        72%

*** For the year ended September 30, 1991 (for Marathon Florida Fund), the operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE RATIOS
(As a percentage of average daily net assets):
      Expenses (1)
      Net investment income

NET INVESTMENT INCOME PER SHARE RATIOS                                       $0.561
                                                                              =====
(As a percentage of average daily net assets):
      Expenses (1)                                                            1.67%
      Net investment income                                                   5.22%

   * For the six months ended September 30, 1994 (Note 8).
  ** For the six months ended March 31, 1992. The Fund changed its fiscal year end from September 30, to March 31, effective March
     31, 1992.
   + Annualized.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




                                                                  MARATHON MASSACHUSETTS FUND
                                              -------------------------------------------------------------------

                                                                   YEAR ENDED SEPTEMBER 30,
                                              -------------------------------------------------------------------
                                                1995           1994           1993           1992         1991++
                                              --------       --------       --------       --------       -------
NET ASSET VALUE, beginning of year            $  9.990       $ 11.250       $ 10.640       $ 10.250       $10.000
                                              --------       --------       --------       --------       -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                        $  0.499       $  0.505       $  0.514       $  0.526       $ 0.245
 Net realized and unrealized gain (loss) on
   investments                                   0.307         (1.108)         0.784          0.556         0.305+++
                                              --------       --------       --------       --------       -------
     Total income (loss) from operations      $  0.806       $ (0.603)      $  1.298       $  1.082       $ 0.550
                                              --------       --------       --------       --------       -------
LESS DISTRIBUTIONS:
 From net investment income                   $ (0.499)      $ (0.505)      $ (0.514)      $ (0.526)      $(0.245)
 In excess of net investment income             (0.027)        (0.087)        (0.116)        (0.142)       (0.055)
 From net realized gain on investment
   transactions                                     --             --         (0.058)        (0.024)           --
 In excess of net realized gain on
   investment transactions                          --         (0.065)            --             --            --
                                              --------       --------       --------       --------       -------
     Total distributions                      $ (0.526)      $ (0.657)      $ (0.688)      $ (0.692)      $(0.300)
                                              --------       --------       --------       --------       -------
NET ASSET VALUE, end of year                  $ 10.270       $  9.990       $ 11.250       $ 10.640       $10.250
                                              =========      =========      =========      =========      ========
TOTAL RETURN (3)                                 8.38%        (5.57)%         12.67%         10.88%         5.33%
RATIOS/SUPPLEMENTAL DATA**:
 Net assets, end of year (000 omitted)        $291,114       $295,011       $286,801       $165,964       $35,532
 Ratio of net expenses to average daily
   net assets (1)                                1.58%          1.50%          1.58%          1.64%         1.28%+
 Ratio of net investment income to average
   daily net assets                              5.00%          4.75%          4.69%          4.85%         5.15%+
PORTFOLIO TURNOVER (2)                              --             --            27%            72%           21%


                                                 MARATHON MISSISSIPPI FUND
                                               ------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                               ------------------------------
                                                1995        1994       1993*
                                               -------    -------     -------
NET ASSET VALUE, beginning of year           $ 9.110      $10.260     $10.000
                                             -------      -------     -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                       $ 0.449      $ 0.453     $ 0.106
 Net realized and unrealized gain (loss)
   on investments                              0.379       (1.072)      0.300
                                             -------      -------     -------
     Total income (loss) from operations     $ 0.828      $(0.619)    $ 0.406
                                             -------      -------     -------
LESS DISTRIBUTIONS:
 From net investment income                  $(0.449)     $(0.453)    $(0.106)
 In excess of net investment income           (0.009)      (0.071)     (0.040)
 From net realized gain on investment
   transactions                                   --           --          --
 In excess of net realized gain on
   investment transactions                        --       (0.007)         --
                                             -------      -------     -------
     Total distributions                     $(0.458)     $(0.531)    $(0.146)
                                             -------      -------     -------
NET ASSET VALUE, end of year                 $ 9.480      $ 9.110     $10.260
                                             ========     ========    ========
TOTAL RETURN (3)                               9.40%      (6.20)%       3.85%
RATIOS/SUPPLEMENTAL DATA**:
 Net assets, end of year (000 omitted)       $26,756      $26,771     $11,810
 Ratio of net expenses to average daily
   net assets (1)                              1.36%        0.99%       0.75%+
 Ratio of net investment income to average
   daily net assets                            4.89%        4.63%       3.50%+
PORTFOLIO TURNOVER (2)                            --           --          --

** For the period from the start of business, April 18, 1991, to September 30, 1991, (for Marathon Massachusetts Fund) and for the years ended September 30, 1995 and 1994 and for the period from the start of business June 11, 1993, to September 30, 1993, (for Marathon Mississippi Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                                                           $0.226
                                                                                                          ======
RATIOS (As a percentage of average
  daily net assets):
      Expenses (1)                                                                                         1.68%+
      Net investment income                                                                                4.75%+


NET INVESTMENT INCOME PER SHARE                $0.437        $0.407         $0.085
                                               ======        ======         ======
RATIOS (As a percentage of average
  daily net assets):
      Expenses (1)                              1.49%         1.45%          1.44%+
      Net investment income                     4.76%         4.17%          2.81%+



   * For the period from the start of business, June 11, 1993, to September 30, 1993.
   + Annualized.
  ++ For the period from the start of business, April 18, 1991, to September 30, 1991.
 +++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            MARATHON NEW YORK FUND
                                          ----------------------------------------------------------

                                                           YEAR ENDED SEPTEMBER 30,
                                          ----------------------------------------------------------
                                            1995        1994        1993        1992          1991
                                          --------    --------    --------    --------      --------
NET ASSET VALUE, beginning of year        $ 10.450    $ 11.880    $ 11.070    $ 10.740      $  9.950
                                          --------    --------    --------    --------      --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                    $  0.523    $  0.528    $  0.535    $  0.553      $  0.563
 Net realized and unrealized gain (loss)
   on investments                            0.406      (1.165)      1.014       0.524         0.929
                                          --------    --------    --------    --------      --------
     Total income (loss) from operations  $  0.929    $ (0.637)   $  1.549    $  1.077      $  1.492
                                          --------    --------    --------    --------      --------
LESS DISTRIBUTIONS:
 From net investment income               $ (0.523)   $ (0.528)   $ (0.535)   $ (0.553)     $ (0.563)
 In excess of net investment income         (0.026)     (0.089)     (0.120)     (0.135)       (0.139)
 From net realized gain on investment
   transactions                                 --          --      (0.084)     (0.059)           --
 In excess of net realized gain on
   investment transactions                      --      (0.176)         --          --            --
                                          --------    --------    --------    --------      --------
     Total distributions                  $ (0.549)   $ (0.793)   $ (0.739)   $ (0.747)     $ (0.702)
                                          --------    --------    --------    --------      --------
NET ASSET VALUE, end of year              $ 10.830    $ 10.450    $ 11.880    $ 11.070      $ 10.740
                                          =========   =========   =========   =========     =========
TOTAL RETURN (3)                             9.23%     (5.62)%      14.53%      10.41%        15.58%
RATIOS/SUPPLEMENTAL DATA**:
 Net assets, end of year (000 omitted)    $640,605    $648,325    $650,361    $415,144      $161,037
 Ratio of net expenses to average daily
   net assets (1)                            1.55%       1.46%       1.55%       1.65%         1.62%
 Ratio of net investment income to
   average daily net assets                  4.99%       4.72%       4.68%       4.99%         5.28%
PORTFOLIO TURNOVER (2)                          --          --         11%         57%           50%

                                                              MARATHON OHIO FUND
                                           --------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------
                                             1995        1994        1993        1992       1991*
                                           --------    --------    --------    --------    --------
NET ASSET VALUE, beginning of year         $ 10.070    $ 11.300    $ 10.550    $ 10.210    $ 10.000
                                           --------    --------    --------    --------    --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                     $  0.487    $  0.494    $  0.499    $  0.509    $  0.245
 Net realized and unrealized gain (loss)
   on investments                             0.461      (1.081)      0.901       0.495       0.261++
                                           --------    --------    --------    --------    --------
     Total income (loss) from operations   $  0.948    $ (0.587)   $  1.400    $  1.004    $  0.506
                                           --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
 From net investment income                $ (0.487)   $ (0.494)   $ (0.499)   $ (0.509)   $ (0.245)
 In excess of net investment income          (0.021)     (0.084)     (0.118)     (0.137)     (0.051)
 From net realized gain on investment
   transactions                                  --          --      (0.033)     (0.018)         --
 In excess of net realized gain on
   investment transactions                       --      (0.065)         --          --          --
                                           --------    --------    --------    --------    --------
     Total distributions                   $ (0.508)   $ (0.643)   $ (0.650)   $ (0.664)   $ (0.296)
                                           --------    --------    --------    --------    --------
NET ASSET VALUE, end of year               $ 10.510    $ 10.070    $ 11.300    $ 10.550    $ 10.210
                                           =========   =========   =========   =========   =========
TOTAL RETURN (3)                              9.74%     (5.39)%      13.74%      10.13%       4.88%
RATIOS/SUPPLEMENTAL DATA**:
 Net assets, end of year (000 omitted)     $315,891    $321,578    $299,331    $164,400    $ 51,215
 Ratio of net expenses to average daily
   net assets (1)                             1.59%       1.50%       1.58%       1.65%       1.47%+
 Ratio of net investment income to
   average daily net assets                   4.80%       4.62%       4.57%       4.87%       5.04%+
PORTFOLIO TURNOVER (2)                           --          --         12%         40%         11%

** For the year ended September 30, 1991 (for Marathon New York Fund) and for the period from the start of business, April 18, 1991 to September 30, 1991, (for Marathon Ohio Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                                               $0.556
                                                                                               =====
RATIOS (As a percentage of average
  daily net assets):
      Expenses (1)                                                                             1.69%
      Net investment income                                                                    5.21%

NET INVESTMENT INCOME PER SHARE                                     $0.243
                                                                    ======
RATIOS (As a percentage of average
  daily net assets):
      Expenses (1)                                                   1.52%+
      Net investment income                                          4.99%+

   * For the period from the start of business, April 18, 1991, to September 30, 1991.
   + Annualized.
  ++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      MARATHON RHODE ISLAND FUND                  MARATHON WEST VIRGINIA FUND
                                                  -----------------------------------         -----------------------------------
                                                       YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                                  -----------------------------------         -----------------------------------
                                                   1995          1994          1993*           1995          1994          1993*
                                                  -------       -------       -------         -------       -------       -------
NET ASSET VALUE, beginning of year                $ 9.090       $10.330       $10.000         $ 9.130       $10.220       $10.000
                                                  -------       -------       -------         -------       -------       -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                            $ 0.452       $ 0.454       $ 0.113         $ 0.436       $ 0.450       $ 0.103
 Net realized and unrealized gain (loss) on
   investments                                      0.332        (1.146)        0.361           0.393        (1.011)        0.262
                                                  -------       -------       -------         -------       -------       -------
     Total income (loss) from operations          $ 0.784       $(0.692)      $ 0.474         $ 0.829       $(0.561)      $ 0.365
                                                  -------       -------       -------         -------       -------       -------
LESS DISTRIBUTIONS:
 From net investment income                       $(0.452)      $(0.454)      $(0.113)        $(0.436)      $(0.450)      $(0.103)
 In excess of net investment income                (0.022)       (0.078)       (0.008)         (0.023)       (0.069)       (0.042)
 From net realized gain on investment
   transactions                                        --            --        (0.023)             --            --            --
 In excess of net realized gain on investment
   transactions                                        --        (0.016)           --              --        (0.010)           --
                                                  -------       -------       -------         -------       -------       -------
     Total distributions                          $(0.474)      $(0.548)      $(0.144)        $(0.459)      $(0.529)      $(0.145)
                                                  -------       -------       -------         -------       -------       -------
NET ASSET VALUE, end of year                      $ 9.400       $ 9.090       $10.330         $ 9.500       $ 9.130       $10.220
                                                  ========      ========      ========        ========      ========      ========
TOTAL RETURN (2)                                    8.94%       (6.91)%         4.53%           9.39%       (5.66)%         3.47%
RATIOS/SUPPLEMENTAL DATA**:
 Net assets, end of year (000 omitted)            $39,864       $34,261       $17,680         $39,569       $38,476       $25,717
 Ratio of net expenses to average daily net
   assets (1)                                       1.33%         1.02%         0.75%+          1.40%         0.95%         0.75%+
 Ratio of net investment income to average
   daily net assets                                 4.92%         4.65%         3.70%+          4.74%         4.62%         3.40%+

** For the period from the start of business, June 11, 1993 to September 30, 1993, and for the years ended September 30, 1994 and 1995, the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                    $0.440        $0.418        $0.096          $0.429        $0.414        $0.090
                                                   ======        ======        ======          ======        ======        ======
 -----           -----         -----         -----
RATIOS (As a percentage of average daily net
 assets):
      Expenses (1)                                  1.46%         1.38%         1.30%+          1.48%         1.32%         1.19%+
      Net investment income                         4.79%         4.29%         3.15%+          4.66%         4.25%         2.96%+

   * For the period from the start of business, June 11, 1993, to September 30, 1993.
   + Annualized.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (1940 Act), as amended, as an open-end management investment company. The Trust presently consists of sixty-six Funds, eight of which are included in these financial statements. They include EV Marathon California Municipals Fund ("Marathon California Fund") (formerly a series of the Eaton Vance Investment Trust), which is registered under the 1940 Act as a diversified management investment company, EV Marathon Florida Tax Free Fund ("Marathon Florida Fund"), EV Marathon Massachusetts Tax Free Fund ("Marathon Massachusetts Fund"), EV Marathon Mississippi Tax Free Fund ("Marathon Mississippi Fund"), EV Marathon New York Tax Free Fund ("Marathon New York Fund"), EV Marathon Ohio Tax Free Fund ("Marathon Ohio Fund"), EV Marathon Rhode Island Tax Free Fund ("Marathon Rhode Island Fund"), and EV Marathon West Virginia Tax Free Fund ("Marathon West Virginia Fund"), each of which is registered under the 1940 Act as a non-diversifed management investment company. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon California Fund invests its assets in the California Tax Free Portfolio, the Marathon Florida Fund invests its assets in the Florida Tax Free Portfolio, the Marathon Massachusetts Fund invests its assets in the Massachusetts Tax Free Portfolio, the Marathon Mississippi Fund invests its assets in the Mississippi Tax Free Portfolio, the Marathon New York Fund invests its assets in the New York Tax Free Portfolio, the Marathon Ohio Fund invests its assets in the Ohio Tax Free Portfolio, the Marathon Rhode Island Fund invests its assets in the Rhode Island Tax Free Portfolio, and the Marathon West Virginia Fund invests its assets in the West Virginia Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (98.2%, 98.8%, 96.7%, 91.7%, 98.4%, 99.2%, 92.7%, 97.2%
at September 30, 1995 for the Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistantly followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1995, the Funds, for federal income tax purposes, had capital loss carryovers, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

The amounts and expiration dates of the capital loss carryovers are as follows:

        FUND             AMOUNT               EXPIRES
---------------------  -----------      -------------------
Marathon California    $11,121,204      September 30, 2003
  Fund                  11,262,006      September 30, 2002
Marathon Florida Fund    8,281,796      September 30, 2003
                            24,692      September 30, 2002
Marathon                 6,416,286      September 30, 2003
  Massachusetts Fund       285,596      September 30, 2002

Marathon Mississippi       734,285      September 30, 2003
  Fund                       5,775      September 30, 2002
Marathon New York        5,962,872      September 30, 2003
  Fund
Marathon Ohio Fund       1,133,301      September 30, 2003
                            50,474      September 30, 2002
Marathon Rhode Island      485,900      September 30, 2003
  Fund
Marathon West              485,831      September 30, 2003
  Virginia
  Fund

Additionally, at September 30, 1995, net capital losses of $22,903,178, $20,916,825, $13,836,423, $1,675,253, $16,853,801, $6,634,524, $1,257,400 and
$1,075,297 for the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.

Dividends paid by each Fund from net tax-exempt interest on municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS--For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Service ruling, the Funds changed their tax accounting for commissions paid from charging the expenses to paid-in capital to charging the expenses to operations. The change had no effect on either the Fund's current yield or total return (Notes 2 and 5).

F. OTHER--Investment transactions are accounted for on a trade date basis.

G. RECLASSIFICATION--Certain prior year amounts have been reclassified to conform to the current year presentation.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS
The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. In addition, each Fund declares each day an amount equal to the excess of tax basis net income over book net income, which amount is reported for financial statement purposes as a distribution in excess of net investment income. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholders, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statements purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended September 30, 1995, the following reclassifications were made due to permanent differences between book and tax accounting for distribution costs and certain distributions related to capital gains:

                                                    MARATHON         MARATHON          MARATHON         MARATHON
                                                   CALIFORNIA        FLORIDA         MASSACHUSETTS     MISSISSIPPI
             INCREASE/(DECREASE)                      FUND             FUND              FUND             FUND
---------------------------------------------      ----------       ----------       ------------     -------------
Accumulated net realized loss on investment
  and financial futures transactions               $(363,329 )      $(296,555 )       $  (28,486)        $   191
Accumulated distributions in excess of net
  investment income                                1,626,258        2,553,815          1,162,567          98,457
Paid-in capital                                    (1,262,929)      (2,850,370)       (1,134,081)        (98,648)

                                                    MARATHON         MARATHON          MARATHON         MARATHON
                                                    NEW YORK           OHIO          RHODE ISLAND     WEST VIRGINIA
             INCREASE/(DECREASE)                      FUND             FUND              FUND             FUND
---------------------------------------------      ----------       ----------       ------------     -------------
Accumulated net realized loss on investment
  and financial futures transactions               $ 140,781        $  22,577         $    1,234        $ --
Accumulated distributions in excess of net
  investment income                                2,504,616        1,138,359            128,985          139,827
Paid-in capital                                    (2,645,397)      (1,160,936)         (130,219)        (139,827)

Net investment income, net realized gains and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      MARATHON CALIFORNIA                        MARATHON FLORIDA
                                                             FUND                                      FUND
                                          -------------------------------------------      ----------------------------
                                           YEAR ENDED SEPTEMBER 30,                          YEAR ENDED SEPTEMBER 30,
                                                                           YEAR ENDED
                                          ---------------------------      MARCH 31,       ----------------------------
                                             1995            1994*            1993            1995              1994
                                          ----------       ----------      ----------      -----------       ----------
Sales                                      3,478,892        2,200,594      9,570,563         5,797,384       13,788,871
Issued to shareholders electing to
  receive payments of distributions in
  Fund shares                              1,273,209          563,552      1,410,063         1,236,930        1,708,042
Redemptions                               (9,381,175)      (3,985,080)     (5,535,688)     (15,643,446)      (7,809,417)
                                          ----------       ----------      ----------      -----------       ----------
       Net increase (decrease)            (4,629,074)      (1,130,934)     5,444,938        (8,609,132)       7,687,496
                                          ===========      ===========     ==========      ============      ===========

                                                  MARATHON                                            MARATHON
                                             MASSACHUSETTS FUND                                   MISSISSIPPI FUND
                                        -----------------------------                      ------------------------------
                                          YEAR ENDED SEPTEMBER 30,                            YEAR ENDED SEPTEMBER 30,
                                        -----------------------------                      ------------------------------
                                           1995               1994                            1995                1994
                                        ----------         ----------                      -----------         ----------
Sales                                    2,418,632          5,528,311                          439,994          1,821,690
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                           756,878            896,470                           78,375             63,452
Redemptions                             (4,355,177)        (2,383,179)                        (633,453)           (97,358)
                                        ----------         ----------                      -----------         ----------
       Net increase (decrease)          (1,179,667)         4,041,602                         (115,084)         1,787,784
                                        ===========        ===========                     ============        ===========

                                                  MARATHON                                            MARATHON
                                                NEW YORK FUND                                        OHIO FUND
                                        -----------------------------                      ------------------------------
                                          YEAR ENDED SEPTEMBER 30,                            YEAR ENDED SEPTEMBER 30,
                                        -----------------------------                      ------------------------------
                                           1995               1994                            1995                1994
                                        ----------         ----------                      -----------         ----------
Sales                                    5,005,648         10,896,766                        2,118,269          6,637,086
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                         1,732,283          2,422,361                          849,588            996,804
Redemptions                             (9,610,242)        (6,037,129)                      (4,831,591)        (2,182,158)
                                        ----------         ----------                      -----------         ----------
       Net increase (decrease)          (2,872,311)         7,281,998                       (1,863,734)         5,451,732
                                        ===========        ===========                     ============        ===========

                                                  MARATHON                                            MARATHON
                                              RHODE ISLAND FUND                                  WEST VIRGINIA FUND
                                        -----------------------------                      ------------------------------
                                          YEAR ENDED SEPTEMBER 30,                            YEAR ENDED SEPTEMBER 30,
                                        -----------------------------                      ------------------------------
                                           1995               1994                            1995                1994
                                        ----------         ----------                      -----------         ----------
Sales                                      961,602          2,074,790                          322,690          1,736,093
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                           118,812             86,515                          105,808            100,925
Redemptions                               (608,786)          (103,902)                        (475,261)          (138,457)
                                        ----------         ----------                      -----------         ----------
       Net increase (decrease)             471,628          2,057,403                          (46,763)         1,698,561
                                        ===========        ===========                     ============        ===========

* For the six months ended September 30, 1994 (Note 8).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended September 30, 1995, Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund, and Marathon West Virginia Fund, paid or accrued $3,089,717, $5,426,132, $2,151,557, $201,593, $4,758,869, $2,361,964, $277,108 and $288,509,
respectively, to or payable to EVD, representing 0.75% of average daily net assets. At September 30, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund, and Marathon West Virginia Fund were approximately $7,452,000, $22,542,000, $9,990,000, $1,215,000,
$19,716,000, $10,953,000, $1,772,000 and $1,690,000, respectively.

In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% (0.25% for the Marathon California Fund) per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended September 30, 1995, Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $773,184, $1,039,823, $419,842, $33,072, $945,647, $459,460, $37,600 and
$54,613, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain officers and Trustees of the Fund are officers or directors of EVD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $1,296,000, $3,811,000, $1,108,000, $152,000,
$2,387,000, $1,200,000, $101,000 and $130,000, respectively, of CDSC paid by shareholders of Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund, respectively, for the year ended September 30, 1995.

--------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended September 30, 1995 were as follows:

                                               MARATHON           MARATHON           MARATHON            MARATHON
                                              CALIFORNIA          FLORIDA          MASSACHUSETTS        MISSISSIPPI
                                                 FUND               FUND               FUND                FUND
                                             ------------       ------------       -------------       -------------
Increases                                    $ 33,899,902       $ 61,003,044        $25,306,843         $ 4,155,546
Decreases                                     107,125,330        194,669,635         54,171,604           6,931,633

                                               MARATHON           MARATHON           MARATHON            MARATHON
                                               NEW YORK             OHIO           RHODE ISLAND        WEST VIRGINIA
                                                 FUND               FUND               FUND                FUND
                                             ------------       ------------       -------------       -------------
Increases                                    $ 54,895,424       $ 23,259,220        $ 9,098,199         $ 3,221,674
Decreases                                     123,460,287         61,020,781          6,985,789           5,839,086

--------------------------------------------------------------------------------
(8) CHANGE IN FISCAL YEAR

The Marathon California Fund changed its fiscal year end from March 31, to September 30, effective September 30, 1994.

--------------------------------------------------------------------------------

                          Independent Auditors' Report
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
  EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Marathon California Municipals Fund, EV Marathon Florida Tax Free Fund, EV Marathon Massachusetts Tax Free Fund, EV Marathon Mississippi Tax Free Fund, EV Marathon New York Tax Free Fund, EV Marathon Ohio Tax Free Fund, EV Marathon Rhode Island Tax Free Fund and EV Marathon West Virginia Tax Free Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) as of September 30, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994 and for the EV Marathon California Municipals Fund, for the year ended March 31, 1994, and the financial highlights for each of the years in the five-year period ended September 30, 1995. (For the EV Marathon California Municipals Fund the financial highlights is for the year ended September 30, 1995, the six months ended September 30, 1994, each of the years in the three-year period ended March 31, 1994 and the years ended September 30, 1991 and 1990). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned funds of Eaton Vance Municipals Trust at September 30, 1995, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

--------------------------------------------------------------------------------
                         California Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------------
                               COGENERATION - 3.4%
NR        BBB-       $ 2,985   Central Valley Financing
                               Authority, Carson Ice-Gen
                               Project, 6.20%, 7/1/20     $   2,914,584
NR        BBB-        10,900   Sacramento Cogeneration
                               Authority, Procter &
                               Gamble Project, 6.50%,
                               7/1/21                        10,987,636
                                                          -------------
                                                          $  13,902,220
                                                          -------------
                               ESCROWED TO MATURITY - 16.2%
NR        NR         $   130   City of Commerce Joint
                               Powers Financing
                               Authority, 8.00%, 3/1/22   $     153,456
NR        BBB          2,000   City of Rancho Mirage
                               Joint Powers Financing
                               Authority, Civic Center,
                               7.50%, 4/1/17                  2,320,380
Aaa       AAA          8,000   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.125%, 7/1/16 (2)             9,771,840
Aaa       AAA          6,000   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.25%, 1/1/21 (2)              7,790,400
Aaa       AAA         14,285   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.50%, 11/1/16 (2)            18,319,941
Aaa       AAA          3,000   City and County of San
                               Francisco Sewer System
                               Secondary "RITES,"
                               (AMBAC), Variable, 10/1/21
                               (1)                            3,604,680
Baa1      A-           2,375   City of San Luis Obispo,
                               Capital Improvement Board,
                               8.25%, 6/1/06                  2,489,523
NR        BBB          1,575   Fontana Public Financing
                               Authority, North Fontana
                               Redevelopment Project,
                               7.75%, 12/1/20                 1,871,462
Aaa       AAA          6,400   Port of Oakland, (BIGI),
                               0%, 11/1/05                    3,784,960
NR        NR           3,200   Oceanside California
                               Community Development
                               Commission, 8.40%, 6/1/18      3,357,408
NR        NR           3,000   Poway Redevelopment
                               Agency, Paguay
                               Redevelopment Project,
                               7.75%, 12/15/21                3,567,420
NR        BBB+         1,000   City of Upland, Police
                               Building Construction,
                               8.20%, 8/1/16                  1,054,870
NR        NR           4,000   Huntington Beach Public
                               Financing Authority,
                               Huntington Beach
                               Redevelopment Projects,
                               8.375%, 5/1/18                 4,472,080

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
NR        NR           2,975   Sacramento - Yolo Port
                               District Port Facilities,
                               8.30%, 12/1/03                 3,286,125
                                                          -------------
                                                          $  65,844,545
                                                          -------------
                               GENERAL OBLIGATIONS - 1.9%
Baa1      A          $ 3,000   Puerto Rico, 6.50%, 7/1/23 $   3,131,640
AA        Aa           5,000   East Bay Municipal
                               Utilities District,
                               Wastewater System, 5.00%,
                               4/1/15                         4,435,100
                                                          -------------
                                                          $   7,566,740
                                                          -------------
                               HOSPITALS - 1.1%
NR        BBB+       $ 2,700   City of Stockton, Dameron
                               Hospital Association,
                               8.30%, 12/1/14             $   2,854,818
NR        A            1,500   Woodland, Memorial
                               Hospital, 8.20%, 8/1/15        1,610,175
                                                          -------------
                                                          $   4,464,993
                                                          -------------
                               HOUSING - 8.6%
Aa        AA-        $ 3,770   California Housing Finance
                               Agency (HFA), (AMT),
                               7.375%, 8/1/11             $   3,923,288
Aa        AA-            800   California HFA, 7.375%,
                               8/1/17                           855,792
Aa        AA-          5,000   California HFA, (AMT),
                               7.40%, 8/1/26                  5,381,050
Aa        AA-          3,875   California HFA, (AMT),
                               (FHA) 7.50%, 8/1/25            4,150,513
Aa        AA-          8,185   California HFA, (AMT),
                               (FHA) 7.65%, 8/1/23            8,549,724
Aa        AA-          2,500   California HFA, 8.10%,
                               8/1/16                         2,571,800
Aa        AA-          2,500   California HFA, 8.20%,
                               8/1/17                         2,596,875
Aa        AA-          1,325   California HFA, (AMT),
                               8.60%, 8/1/19                  1,394,165
Aa3       NR              60   California HFA, 9.875%,
                               8/1/10                            61,343
A         NR             845   The Housing Authority of
                               the County of Los Angeles,
                               7.875%, 8/1/16                   874,541
NR        NR           2,000   The Housing Authority of
                               the County of Los Angeles,
                               10.50%, 12/1/29                2,061,700
NR        A+           2,050   City of Oakland, HFA,
                               7.10%, 1/1/10                  2,086,716
NR        AAA            495   County of Riverside,
                               California HFA (GNMA),
                               (AMT), 6.85%, 10/1/16            526,452
                                                          -------------
                                                          $  35,033,959
                                                          -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               INSURED EDUCATION - 1.0%
Aaa       AAA        $ 3,330   Regents of the University
                               of California, (MBIA),
                               4.75%, 9/1/21              $   2,770,826
Aaa       AAA          1,500   Regents of the University
                               of California, (AMBAC),
                               4.875%, 9/1/19                 1,280,340
                                                          -------------
                                                          $   4,051,166
                                                          -------------
                               INSURED GENERAL OBLIGATION - 0.3%
Aaa       AAA        $ 4,700   Roseville Unified High
                               School District, (FGIC),
                               0%, 6/1/20                 $   1,032,919
                                                          -------------
                               INSURED HOUSING - 0.2%
Aaa       AAA        $   720   California HFA, (MBIA),
                               (AMT), 7.00%, 8/1/23       $     752,177
                                                          -------------
                               INSURED HOSPITALS - 1.1%
Aaa       AAA        $ 5,250   Anaheim Memorial Hospital,
                               (AMBAC), 5.125%, 5/15/20   $   4,547,813
                                                          -------------
                               INSURED LEASE
                               REVENUE/CERTIFICATE OF
                               PARTICIPATION - 4.3%
Aaa       AAA        $ 3,300   California Statewide
                               Communities Development
                               Authority, Motion Picture
                               and Television Fund,
                               (AMBAC), 5.68%, 1/1/24     $   3,052,401
Aaa       AAA          7,700   Moulton Niguel Water
                               District, (AMBAC), 4.80%,
                               9/1/17                         6,548,003
Aaa       AAA          4,350   Stockton, California
                               Wastewater Treatment
                               Plant, (FGIC), 6.80%,
                               9/1/24                         4,701,350
Aaa       AAA         13,985   Visalia Unified School
                               District, (MBIA), 0%,
                               12/1/17                        3,206,201
                                                          -------------
                                                          $  17,507,955
                                                          -------------
                               INSURED TAX
                               ALLOCATION - 1.0%
Aaa       AAA        $ 4,850   City of San Jose
                               Redevelopment Agency,
                               (MBIA), 4.75%, 8/1/24      $   4,000,086
                                                          -------------
                               INSURED TRANSPORTATION - 3.1%
Aaa       AAA        $10,000   Port of Oakland, (AMT),
                               (BIGI), 0%, 11/1/19        $   1,734,500
Aaa       AAA         10,000   Airports Commission City
                               and County of San
                               Francisco, San Francisco
                               International Airport,
                               (MBIA), 6.75%, 5/1/13         10,807,200
                                                          -------------
                                                          $  12,541,700
                                                          -------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               INSURED UTILITIES - 8.8%
Aaa       AAA        $ 5,700   Anaheim Public Financing
                               Authority, Anaheim
                               Electric Utility, (FGIC),
                               5.75%, 10/1/22             $   5,444,754
Aaa       AAA          8,000   Northern California Power
                               Agency "RIBS," (MBIA),
                               Variable, 9/2/25 (1)           8,640,960
Aaa       AAA          3,500   Sacramento Municipal
                               Utilities District,
                               (MBIA), 6.375%, 8/15/22        3,627,820
Aaa       AAA          4,000   Southern California Public
                               Power Authority, (FGIC),
                               Variable, 7/1/12               4,000,000
Aaa       AAA          6,915   Southern California Public
                               Power Authority, (MBIA),
                               5.00%, 1/1/20                  6,044,747
Aaa       AAA          2,750   Southern California Public
                               Power Authority, (MBIA),
                               5.50%, 7/1/20                  2,576,970
Aaa       AAA          5,750   Southern California Public
                               Power Authority, (MBIA),
                               5.75%, 7/1/21                  5,569,393
                                                          -------------
                                                          $  35,904,644
                                                          -------------
                               INSURED WATER & SEWER - 2.7%
Aaa       AAA        $ 5,000   East Bay Municipal Utility
                               District "Yield Curve
                               Notes," (MBIA), Variable,
                               6/1/08 (1)                 $   4,799,800
Aaa       AAA          3,430   San Buenaventura Water
                               District, (AMBAC), 4.75%,
                               10/1/13                        2,965,441
Aaa       AAA          3,000   San Diego County Water
                               Authority, "RITES,"
                               (FGIC), Variable, 4/22/09
                               (1)                            3,074,790
                                                          -------------
                                                          $  10,840,031
                                                          -------------
                               LEASE REVENUE/CERTIFICATES
                               OF PARTICIPATION - 22.6%
A1        AA-        $ 2,945   City of Beverly Hills,
                               6.75%, 6/1/19              $   3,026,606
A1        A-           3,140   California State Public
                               Works Board, Various
                               Community College
                               Projects, 5.00%, 6/1/23        2,879,694
A1        A-           7,485   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.625%, 12/1/18      6,209,107
A1        A-           3,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/10        2,866,080

--------------------------------------------------------------------------------
                   CALIFORNIA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               LEASE REVENUE/CERTIFICATES
                               OF PARTICIPATION - (CONTINUED)
A1        A-           8,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/14        7,376,800
A         A-           2,800   California State Public
                               Works
                               Board, California State Prison -
                               Susanville, 5.375%, 6/1/12     2,586,500
A         A-           3,500   California State Public
                               Works
                               Board, California State Prison -
                               Susanville, 5.375%, 6/1/18     3,107,965
A1        A-           5,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.25%, 6/1/20        4,369,250
A1        A-          14,025   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/19       12,717,029
NR        A            4,150   California Statewide
                               Community Development
                               Authority, Eskaton Health
                               Facilities, 5.875%, 5/1/20     3,862,322
A         BBB          2,750   City of Inglewood,
                               California, Civic Center
                               Improvement Project,
                               7.00%, 8/1/19                  2,841,438
A         A-           5,115   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/16                     1,217,114
A         A-           1,925   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/17                       426,927
A         A-           5,370   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/18                     1,110,086
A         A-           3,100   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/20                       550,188
A         A-           5,000   County of Los Angeles,
                               Disney Parking Project,
                               0%, 9/1/17                     1,070,600
A         A-           1,000   County of Los Angeles,
                               Disney Parking Project,
                               6.50%, 3/1/23                    992,330
NR        NR          14,000   County of Los Angeles,
                               Capital Asset Leasing
                               Corporation, Marina del
                               Rey, 6.50%, 7/1/08            13,725,460
Aa        AA           4,305   County of Orange Water
                               District, 5.00%, 8/15/18       3,668,376

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
A1        A+           4,000   Pasadena Parking Facility
                               Project, 6.25%, 1/1/18         4,111,480
NR        A-           2,360   Richmond Joint Powers
                               Financing Authority,
                               7.00%, 5/15/07                 2,532,091
Aa        A+           4,000   City of Sacramento
                               Financing Authority,
                               5.40%, 11/1/20                 3,666,440
Aa        NR           6,000   University of California
                               at Los Angeles
                               Chiller/Cogeneration
                               Project, 5.60%, 11/1/20        5,537,460
NR        BBB          1,000   Watsonville Mammoth Lakes,
                               7.875%, 6/1/11                 1,072,130
                                                          -------------
                                                          $  91,523,473
                                                          -------------
                               NURSING HOMES - 0.8%
NR        NR         $ 3,250   Banning, San Georgonio
                               Pass Convalescent
                               Hospital, (AMT), 9.50%,
                               12/1/11                    $   3,381,365
                                                          -------------
                               SOLID WASTE - 0.6%
Baa1      NR         $ 2,350   Mojave Desert and Mountain
                               Solid Waste Joint Powers
                               Authority, (AMT), 7.875%,
                               6/1/20                     $   2,569,396
                                                          -------------
                               SPECIAL TAX - 4.9%
NR        NR         $ 2,100   City of Fairfield, Green
                               Valley Road - Mangels
                               Boulevard Extension
                               Assessment District,
                               7.375%, 9/2/18             $   2,147,880
NR        NR             970   City of Fairfield, Green
                               Valley Road - Mangels
                               Boulevard Extension
                               Assessment District,
                               8.00%, 9/2/11                    999,876
NR        NR           3,000   Lincoln Unified School
                               District, 7.625%, 9/1/21       3,128,730
Baa       NR          10,800   Pleasanton Joint Powers
                               Financing Authority,
                               6.15%, 9/2/12                 10,654,200
NR        NR           3,000   County of Riverside
                               Community Facilities
                               District, 7.55%, 9/1/17        3,053,790
                                                          -------------
                                                          $  19,984,476
                                                          -------------
                               TAX ALLOCATION - 9.0%
NR        NR         $ 2,945   City of Commerce Joint
                               Powers Financing
                               Authority, 8.00%, 3/1/22   $   3,110,951
NR        BBB          5,000   County of Contra Costa
                               Public Financing
                               Authority, 7.10%, 8/1/22       5,134,300

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               TAX ALLOCATION - (CONTINUED)
NR        BBB          3,910   Fontana Public Financing
                               Authority, Downtown
                               Redevelopment Project
                               7.00%, 9/1/21                  3,952,111
NR        BBB          8,220   Fontana Redevelopment
                               Agency, Jurupa Hills
                               Redevelopment Project
                               Area, 7.00%, 10/1/14           8,351,191
NR        BBB          2,500   City of Pittsburg
                               Redevelopment Agency,
                               7.40%, 8/15/20                 2,614,900
NR        BBB            600   City of Rancho Mirage
                               Joint Powers Financing
                               Authority, 7.50%, 4/1/17         632,592
NR        BBB          2,500   County of Riverside
                               Redevelopment Agency,
                               7.50%, 10/1/26                 2,619,025
NR        BBB          5,605   San Carlos Redevelopment
                               Agency, 7.10%, 9/1/17          5,777,185
NR        NR           1,400   City of Simi Valley
                               Community Development
                               Agency, 8.20%, 9/1/12          1,419,852
Baa1      BBB+         3,000   Westminster Redevelopment
                               Agency, 7.30%, 8/1/21          3,107,820
                                                          -------------
                                                          $  36,719,927
                                                          -------------
                               TRANSPORTATION - 5.8%
NR        BBB        $ 3,050   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23      $   3,056,558
Aa        AA-          2,000   City of Long Beach Harbor
                               Revenue Bonds, (AMT),
                               7.25%, 5/15/19                 2,154,720
A1        A-           1,400   County of Orange,
                               California Airport Revenue
                               Bonds, 8.125%, 7/1/16          1,449,294
NR        NR          12,000   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/14                     3,481,440
NR        NR           5,765   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/26                       721,778
NR        NR          35,975   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/27                     4,205,117

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
NR        NR           4,940   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               7.00%, 1/1/30                  5,074,368
Baa1      BBB          1,500   Stockton Port District,
                               7.95%, 1/1/05                  1,598,940
Baa1      BBB          1,500   Stockton Port District,
                               8.10%, 1/1/14                  1,611,510
                                                          -------------
                                                          $  23,353,725
                                                          -------------
                               UTILITIES - 1.7%
Aa        AA-        $ 7,070   Southern California Public
                               Power Authority, 0%,
                               7/1/15                     $   2,109,829
Aa        AA-          3,425   Southern California Public
                               Power Authority, 5.50%,
                               7/1/20                         3,176,277
Aa        AA           1,490   Southern California Public
                               Power Authority, 6.875%,
                               7/1/15                         1,530,170
                                                          -------------
                                                          $   6,816,276
                                                          -------------
                               WATER AND SEWER - 0.9%
NR        BBB        $ 3,190   Orange Cove Irrigation
                               District, 6.625%, 2/1/17   $   3,232,904
Aa        AA-            515   City of Pasadena, Water
                               Revenue Bonds, 5.00%,
                               7/1/18                           449,760
                                                          -------------
                                                          $   3,682,664
                                                          -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $381,719,158)        $ 406,022,251
                                                          =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 35.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.1% to 13.0% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                           Florida Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               COGENERATION - 3.5%
Baa3      BBB-       $ 7,275   Martin County, Indian Town
                               Project, (AMT), 7.875%,
                               12/15/25                   $   7,985,840
NR        NR           4,000   Palm Beach County,
                               Okeelanta Power L.P.
                               Project (AMT), 6.85%,
                               2/15/21                        3,942,760
NR        NR           9,250   Palm Beach County, Osceola
                               Power L.P. Project (AMT),
                               6.95%, 1/1/22                  9,226,413
NR        NR           3,100   Palm Beach County, Osceola
                               Power L.P. Project (AMT),
                               6.85%, 1/1/14                  3,077,246
                                                          -------------
                                                          $  24,232,259
                                                          -------------
                               EDUCATION - 0.8%
NR        AAA        $ 5,500   Volusia County Educational
                               Facilities, Embry-Riddle
                               Aeronautical University
                               Project (CLEE), 6.625%,
                               10/15/22                   $   5,863,055
                                                          -------------
                               ESCROWED - 3.8%
NR        A+         $ 2,100   Charlotte County, St.
                               Joseph's Hospital, 8.25%,
                               8/15/18                    $   2,359,497
Aaa       AAA          9,225   Dade County, Baptist
                               Hospital of Miami Project,
                               5.75%, 5/1/21                  9,163,377
Aaa       AAA          5,000   Florida Municipal Power
                               Agency Stanton II Project
                               (AMBAC), Variable, 10/1/20
                               (1)                            6,306,250
Aaa       AAA          1,185   Jacksonville
                               Transportation Authority,
                               7.375%, 7/1/20                 1,353,554
NR        NR           1,675   Mid-Bay Bridge Authority,
                               6.875%, 10/1/22                1,881,879
Aaa       AAA          2,000   Orlando & Orange County
                               Expressway Authority
                               (FGIC), 8.25%, 7/1/14          2,585,120
NR        AAA          2,355   Pinellas County Health
                               Facilities Finance
                               Authority, Sun Coast
                               Health System, Series A,
                               8.50%, 3/1/20                  2,773,695
                                                          -------------
                                                          $  26,423,372
                                                          -------------
                               GENERAL OBLIGATIONS - 7.5%
Aa        AA         $ 1,000   Florida Board of
                               Education, 6.75%, 6/1/09   $   1,113,690
Aa        AA          16,100   Florida Board of
                               Education, 6.70%, 6/1/22      17,056,823
Aa        AA           1,500   Florida Board of
                               Education, 5.20%, 6/1/23       1,351,890
Aa        AA           8,000   Florida Board of General
                               Services, 6.60%, 7/1/17        8,454,960
NR        BBB          4,675   Guam Government, 5.40%,
                               11/15/18                       4,068,840

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
A         A            7,255   Hillsborough County,
                               Museum of Science &
                               Industry, 6.45%, 1/1/22        7,410,692
Baa1      A            2,000   Puerto Rico, 6.50%, 7/1/23     2,087,760
Baa1      A            3,235   Puerto Rico Public
                               Building Authority, 5.50%,
                               7/1/21                         2,988,137
Baa1      A            7,350   Puerto Rico Public
                               Building Authority, 5.70%,
                               7/1/09                         7,335,374
                                                          -------------
                                                          $  51,868,165
                                                          -------------
                               HEALTH CARE - 7.4%
NR        AAA        $ 5,075   Dade County Industrial
                               Development Authority,
                               Gramercy Park Nursing Care
                               Center, 6.60%, 8/1/23      $   5,298,351
NR        AAA          4,285   Dade County Industrial
                               Development Authority,
                               Florida Club Care Center
                               (GNMA), 6.60%, 1/20/18         4,333,849
NR        BBB+         3,600   Escambia County Health
                               Facilities Authority,
                               Baptist Hospital, Inc. and
                               The Baptist Manor, Inc.,
                               6.75%, 10/1/14                 3,686,580
NR        BBB+         8,995   Escambia County Health
                               Facilities Authority,
                               Baptist Hospital, Inc.,
                               6.00%, 10/1/14                 8,564,769
Baa1      NR           3,750   Jacksonville Health
                               Facilities Authority,
                               National Benevolent
                               Association, Cypress
                               Village Florida Project,
                               7.00%, 12/1/22                 3,805,125
A         NR          14,000   City of Venice Health
                               Facilities, 6.00%, 12/1/14    15,304,100
A         NR           9,810   City of Venice Health
                               Facilities, 5.75%, 12/1/24    10,544,573
                                                          -------------
                                                          $  51,537,347
                                                          -------------
                               HOSPITAL REVENUE - 1.4%
NR        AA+        $ 4,750   Jacksonville Health
                               Facilities Finance
                               Authority, St. Luke's
                               Hospital Association
                               Project, 6.75%, 11/15/13   $   5,070,008
A         BBB+         5,000   St. John's County
                               Industrial Development
                               Authority, Flagler
                               Hospital Project, 6.00%,
                               8/1/22                         4,794,000
                                                          -------------
                                                          $   9,864,008
                                                          -------------
                               HOUSING - 10.6%
NR        AAA        $   630   Broward County HFA SFMR
                               (GNMA), (AMT), 7.35%,
                               3/1/23                     $     654,665
NR        AAA          1,300   Clay County HFA MFMR
                               (GNMA), 7.40%, 12/1/25         1,382,043

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               HOUSING - (CONTINUED)
Aaa       NR           2,750   Clay County HFA SFMR
                               (GNMA), (AMT), 6.55%,
                               3/1/28                         2,785,035
Aaa       NR             290   Dade County HFA SFMR
                               (GNMA), 7.10%, 3/1/17            304,068
Aaa       NR           1,220   Dade County HFA SFMR
                               (GNMA), (AMT), 7.75%,
                               9/1/22                         1,284,306
Aaa       NR           1,160   Dade County HFA SFMR
                               (GNMA), (AMT), 7.25%,
                               9/1/23                         1,209,718
Aaa       NR              75   Dade County HFA SFMR
                               (GNMA), 7.00%, 3/1/24             77,795
NR        AAA          5,100   Dade County HFA SFMR
                               (GNMA), (AMT), 6.55%,
                               10/1/27                        5,149,113
NR        AAA          5,850   Dade County HFA SFMR
                               (GNMA), (AMT), 6.70%,
                               4/1/28                         6,019,943
Aaa       NR           2,540   Escambia County HFA SFMR
                               (GNMA), (AMT), 7.40%,
                               10/1/23                        2,646,401
Aaa       NR           7,500   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.85%,
                               10/1/17                        7,655,325
Aaa       NR           5,000   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.90%,
                               10/1/21                        5,143,800
Aaa       NR           6,250   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.95%,
                               10/1/27                        6,444,500
NR        AAA          1,125   Florida HFA (FHA), 6.35%,
                               6/1/14                         1,142,719
Aaa       NR             960   Hillsborough County HFA
                               SFMR (GNMA), (AMT),
                               7.875%, 5/1/23                 1,025,040
NR        NR           3,475   City of North Miami Health
                               Care Facilities, The
                               Imperial Club Project,
                               9.25%, 1/1/13                  3,712,065
NR        AAA          1,695   Orange County HFA SFMR
                               (GNMA), (AMT), 7.375%,
                               9/1/24                         1,788,632
Aaa       NR          12,000   Orange County HFA SFMR
                               (GNMA), (AMT), 6.85%,
                               10/1/27 (3)                   12,421,440
NR        AAA          8,000   Orange County HFA SFMR
                               (GNMA), (AMT), 6.60%,
                               4/1/28                         8,057,520
Aaa       NR             845   Palm Beach County HFA SFMR
                               (GNMA), 7.60%, 3/1/23            891,551
Aaa       NR           1,455   Polk County HFA SFMR
                               (GNMA), 7.15%, 9/1/23          1,520,199

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
Baa       BBB          1,400   Puerto Rico Urban Renewal
                               & Housing Corp, 7.875%,
                               10/1/04                        1,582,770
Aaa       AAA            860   Puerto Rico Housing
                               Finance Corp SFMR (GNMA),
                               7.65%, 10/15/22                  910,602
                                                          -------------
                                                          $  73,809,250
                                                          -------------
                               INDUSTRIAL DEVELOPMENT
                               /POLLUTION CONTROL REVENUE
                               -2.3%
B1        BB+        $15,200   Polk County Industrial
                               Development Authority
                               (AMT), 7.525%, 1/1/15      $  15,952,552
                                                          -------------
                               INSURED HEALTH CARE - 0.4%
Aaa       AAA        $   500   Alachua County Health
                               Facility, Mental Health
                               Services Project (CGIC),
                               7.75%, 7/1/10              $     565,260
Aaa       AAA          2,050   Hillsborough County IDA,
                               Allegany Health Systems,
                               J. Knox Village (MBIA),
                               5.75%, 12/1/21                 2,022,510
                                                          -------------
                                                          $   2,587,770
                                                          -------------
                               INSURED HOSPITALS - 5.7%
Aaa       AAA        $ 8,000   Charlotte County Health
                               Care, Bon-Secours Health
                               System Project (FSA),
                               Variable, 8/30/27 (1)      $   8,026,880
Aaa       AAA         23,355   Jacksonville FL Health
                               Authority, Daughters of
                               Charity (MBIA), 5.00%,
                               11/15/15                      20,846,439
Aaa       AAA          2,000   Lee County, Memorial
                               Hospital (MBIA), Variable,
                               4/1/20 (1)                     2,161,080
Aaa       AAA          5,290   Orange County Health
                               Facilities Finance
                               Authority, (FGIC), 7.875%,
                               12/1/25                        5,614,753
Aaa       AAA          3,000   Orange County Health
                               Facilities Authority
                               (MBIA), Variable, 10/29/21
                               (1)                            3,199,950
                                                          -------------
                                                          $  39,849,102
                                                          -------------
                               INSURED HOUSING - 2.3%
Aaa       AAA        $ 1,430   Brevard County HFA SFMR
                               (FSA), 7.00%, 3/1/13       $   1,493,292
Aaa       AAA          1,720   Duval County HFA SFMR
                               (FGIC), 7.35%, 7/1/24          1,811,900
Aaa       AAA          6,530   FL HEFA, Maitland Club
                               Apartment Project (AMBAC)
                               (AMT), 6.875%, 8/1/26          6,776,377

--------------------------------------------------------------------------------
                     FLORIDA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               INSURED HOUSING -
                               (CONTINUED)
Aaa       AAA          3,000   FL HFA, Brittany of
                               Rosemont Project (AMBAC)
                               (AMT), 6.875%, 8/1/26          3,113,190
Aaa       AAA          2,675   Lee County SCA MFMR (FSA)
                               (AMT), 7.05%, 1/1/30           2,773,387
                                                          -------------
                                                          $  15,968,146
                                                          -------------
                               INSURED INDUSTRIAL
                               DEVELOPMENT/POLLUTION
                               CONTROL REVENUE - 1.2%
Aaa       AAA        $ 8,200   Citrus County PCR (MBIA),
                               6.35%, 2/1/22              $   8,558,996
                                                          -------------
                               INSURED MISCELLANEOUS - 0.4%
Aaa       AAA        $ 2,000   Escambia County (MBIA),
                               7.20%, 1/1/15              $   2,150,300
Aaa       AAA            799   Osceola County IDA
                               Community Provider Pooled
                               Loan Program, (CGIC),
                               7.75%, 7/1/10                    854,251
                                                          -------------
                                                          $   3,004,551
                                                          -------------
                               INSURED SOLID WASTE - 0.3%
Aaa       AAA        $ 1,500   St. John's County Solid
                               Waste Disposal (FGIC),
                               7.25%, 11/1/10             $   1,685,850
                                                          -------------
                               INSURED SPECIAL TAX
                               REVENUE - 7.9%
Aaa       AAA        $ 5,630   FL Department of
                               Environmental Protection
                               (AMBAC), 4.75%, 7/1/06     $   5,527,421
Aaa       AAA         14,250   FL Department of
                               Environmental Protection
                               (MBIA), 4.75%, 7/1/09         13,318,905
Aaa       AAA          9,675   FL Department of
                               Environmental Protection
                               (MBIA), 4.75%, 7/1/10          8,920,157
Aaa       AAA          3,000   City of Jacksonville-River
                               City Renaissance Project
                               (FGIC), 5.375%, 10/1/18        2,799,570
Aaa       AAA          1,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/10        426,230
Aaa       AAA          1,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/11        396,450
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/12        739,720
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/13        691,600
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/14        645,980
Aaa       AAA          1,500   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/15        452,085

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
Aaa       AAA          1,185   City of Opa-Locka (FGIC),
                               7.00%, 1/1/14                  1,327,449
Aaa       AAA          2,500   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.50%, 7/1/17           2,389,900
Aaa       AAA          7,650   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/21           7,032,951
Aaa       AAA          5,000   St. Petersburg Excise Tax
                               (FGIC), 5.00%, 10/1/16         4,517,950
Aaa       AAA          2,000   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/10                          871,300
Aaa       AAA          1,760   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/12                          667,286
Aaa       AAA          2,840   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/14                          943,022
Aaa       AAA          4,000   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/15                        1,241,200
Aaa       AAA          4,140   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/16                        1,211,571
Aaa       AAA          2,525   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/17                          696,925
                                                          -------------
                                                          $  54,817,672
                                                          -------------
                               INSURED TRANSPORTATION - 7.0%
Aaa       AAA        $ 4,000   Dade County Aviation
                               Facilities (MBIA) (AMT),
                               6.55%, 10/1/13             $   4,219,320
Aaa       AAA          8,455   FL State Turnpike
                               Authority (FGIC), 6.35%,
                               7/1/22                         8,788,803
Aaa       AAA          3,000   FL State Turnpike
                               Authority (FGIC), 5.00%,
                               7/1/19                         2,667,660
Aaa       AAA          8,600   Greater Orlando Aviation
                               Authority, Orlando Airport
                               Facilities (FGIC), (AMT),
                               6.375%, 10/1/21                8,869,696
Aaa       AAA         14,000   Orlando & Orange County
                               Expressway Authority
                               (FGIC), Variable, 7/1/04
                               (1)                           14,218,120
Aaa       AAA         10,920   Orlando & Orange County
                               Expressway Authority
                               (FGIC), 5.125%, 7/1/20         9,798,734
                                                          -------------
                                                          $  48,562,333
                                                          -------------
                               INSURED UTILITIES - 8.5%
Aaa       AAA        $41,465   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 4.50%, 10/1/27
                               (3)                        $  33,007,384
Aaa       AAA          7,770   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 4.50%, 10/1/16        6,511,338
Aaa       AAA          8,000   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 5.10%, 10/1/25        7,064,080
Aaa       AAA          4,000   Lakeland Electric & Water
                               (FGIC), 6.00%, 10/1/13 (2)     4,026,280

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               INSURED UTILITIES - (CONTINUED)
Aaa       AAA          1,540   Manatee County Public
                               Utility (FGIC), 0%,
                               10/1/12                          580,980
Aaa       AAA          1,750   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/02 (1)                     1,939,315
Aaa       AAA          2,200   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/03 (1)                     2,462,284
Aaa       AAA          3,500   Vero Beach Electric
                               (MBIA), 5.375%, 12/1/21        3,265,115
                                                          -------------
                                                          $  58,856,776
                                                          -------------
                               INSURED WATER & SEWER - 5.4%
Aaa       AAA        $11,450   Broward County Water &
                               Sewer (AMBAC), 5.125%,
                               10/1/15                    $  10,529,535
Aaa       AAA          9,500   Dade County Water and
                               Sewer System (FGIC),
                               5.00%, 10/1/13                 8,717,580
Aaa       AAA          2,000   City of Fort Myers Utility
                               (FGIC), 5.00%, 10/1/16         1,800,460
Aaa       AAA          6,900   Palm Bay Utility Corp
                               Project (MBIA), 5.00%,
                               10/1/22                        6,024,597
Aaa       AAA          4,000   Sanford Water and Sewer
                               (AMBAC), 4.50%, 10/1/21        3,255,640
Aaa       AAA          1,700   St. John's County Water &
                               Sewer (MBIA), 0%, 6/1/16         507,314
Aaa       AAA          3,550   St. John's County Water &
                               Sewer (MBIA), 0%, 6/1/17         999,148
Aaa       AAA          5,600   St. Lucie County Utility
                               System (FGIC), 6.00%,
                               10/1/20                        5,672,632
                                                          -------------
                                                          $  37,506,906
                                                          -------------
                               LIFE CARE - 1.0%
NR        NR         $ 6,895   Atlantic Beach, Fleet
                               Landing Project, 8.00%,
                               10/1/24                    $   7,208,860
                                                          -------------
                               LEASE/CERTIFICATES OF
                               PARTICIPATION - 0.4%
A1        A+         $ 2,280   Florida State Department
                               of General Services,
                               7.00%, 9/1/20              $   2,465,273
                                                          -------------
                               NURSING HOMES - 1.1%
NR        NR         $   300   Broward County Industrial
                               Development Authority,
                               Beverly Enterprises -
                               Florida, Inc. Project,
                               9.80%, 11/1/10             $     335,520
NR        NR             475   Charlotte County
                               Industrial Development
                               Authority, Beverly
                               Enterprises, 10.00%,
                               6/1/11                           542,279

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
NR        NR           4,000   Citrus County Industrial
                               Development Authority,
                               Beverly Enterprises,
                               7.25%, 4/1/03                  4,012,040
NR        NR             700   Highlands County
                               Industrial Development
                               Authority, Beverly
                               Enterprises - Florida,
                               Inc. Project, 9.25%,
                               7/1/07                           775,817
NR        NR             410   Okaloosa County, Beverly
                               Enterprises, 10.75%,
                               10/1/03                          448,200
NR        NR             700   Orange County Industrial
                               Development Authority,
                               Beverly Enterprises,
                               9.25%, 8/1/10                    776,475
NR        NR           1,000   Winter Garden, Beverly
                               Enterprises, 8.75%, 7/1/12     1,092,750
                                                          -------------
                                                          $   7,983,081
                                                          -------------
                               SOLID WASTE - 0.6%
A         A          $ 3,870   Broward County Waste
                               Energy Company, L.P. North
                               Project, 7.95%, 12/1/08    $   4,296,590
                                                          -------------
                               SPECIAL TAX REVENUE - 6.2%
A1        A+         $10,620   Orange County, 5.375%,
                               1/1/24                     $   9,654,111
A1        NR           3,000   City of Orlando, 6.00%,
                               10/1/22                        2,941,050
Baa1      A            7,410   Puerto Rico Highway &
                               Transportation Authority,
                               5.50%, 7/1/19                  6,908,047
Baa1      A            6,310   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/20                  5,636,281
Baa1      A           10,135   Puerto Rico Highway &
                               Transportation Authority,
                               5.00%, 7/1/22                  8,684,682
Baa1      A           10,560   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/21                  9,413,290
                                                          -------------
                                                          $  43,237,461
                                                          -------------
                               TRANSPORTATION - 1.4%
NR        NR         $10,140   Mid-Bay Bridge Authority,
                               6.125%, 10/1/22            $   9,634,318
                                                          -------------
                               UTILITIES - 12.5%
NR        BBB        $32,325   Guam Power Authority,
                               5.25%, 10/1/23             $  27,848,634
Aa1       AA          42,005   Jacksonville Electric
                               Authority, Bulk Power
                               Supply System, Scherer 4
                               Project, 5.25%, 10/1/21
                               (3)                           38,294,278
Aa1       AA           2,850   Orlando Utilities
                               Commission Water and
                               Electric, 5.125%, 10/1/19      2,554,940

--------------------------------------------------------------------------------
                     FLORIDA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               UTILITIES - (CONTINUED)
Aa        AA           1,750   Orlando Utilities
                               Commission Water and
                               Electric, 5.25%, 10/1/23       1,588,400
Baa1      A-             185   Puerto Rico Electric Power
                               Authority, 7.125%, 7/1/14        201,743
Baa1      A-          10,000   Puerto Rico Electric Power
                               Authority, 7.00%, 7/1/21      11,379,200
A2        A+           2,515   St. Lucie County Solid
                               Waste Disposal, Florida
                               Power & Light Company
                               (AMT), 6.70%, 5/1/27           2,631,520
NR        NR           2,000   Virgin Islands Water &
                               Power Authority, 7.40%,
                               7/1/11                         2,100,420
                                                          -------------
                                                          $  86,599,134
                                                          -------------
                               WATER & SEWER - 0.4%
Baa1      BBB+       $ 2,500   Hillsborough County
                               Utility, 6.625%, 8/1/11    $   2,637,625
                                                          -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $661,202,447)        $ 695,010,453
                                                          =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) When-issued security.
(3) Security has been segregated to cover open when-issued securities.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 50.8% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.2% to 12.8% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                        Massachusetts Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

       RATINGS
     (UNAUDITED)
-------------------- PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY             VALUE
----------------------------------------------------------------------
                               EDUCATION - 9.8%
Aa1       AA+        $ 1,625   Massachusetts Health and
                               Educational Facilities
                               Authority, (HEFA) Amherst
                               College, 6.80%, 11/1/21   $   1,740,440
A1        A+             250   Massachusetts HEFA, Tufts
                               University, 7.75%, 8/1/13       271,052
NR        BBB-         3,700   Massachusetts HEFA,
                               Merrimack College, 7.125%,
                               7/1/12                        3,882,003
NR        AAA          2,900   Massachusetts HEFA,
                               Wentworth Institute,
                               (Connie Lee), 5.50%,
                               10/1/23                       2,675,047
NR        BBB-         6,855   Massachusetts HEFA, Smith
                               College, 5.75%, 7/1/24        6,694,182
Aaa       AAA          5,180   Massachusetts HEFA,
                               Harvard University,
                               5.625%, 11/1/28               5,114,577
Aa1       AA           4,690   Massachusetts Industrial
                               Finance Agency, Phillips
                               Academy, 5.375%, 9/1/23       4,385,056
A1        NR           2,000   The New England Education
                               Loan Marketing
                               Corporation, (AMT), 6.90%,
                               11/1/09                       2,157,440
NR        BBB-         1,300   Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority,
                               Polytechnic University,
                               5.50%, 8/1/24                 1,128,491
NR        BBB-         1,000   Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority,
                               Polytechnic University,
                               6.50%, 8/1/24                   990,870
                                                         -------------
                                                         $  29,039,158
                                                         -------------
                               GENERAL OBLIGATIONS -13.7%
Baa1      NR         $ 1,000   City of Lowell, 6.375%,
                               8/15/01                   $   1,067,490
A1        A+           3,900   Commonwealth of
                               Massachusetts, 5.00%,
                               1/1/12                        3,609,060
A1        A+             875   Commonwealth of
                               Massachusetts, 5.00%,
                               1/1/14                          795,839
A1        A+           4,750   Massachusetts Bay
                               Transportation Authority
                               (MBTA), 5.50%, 3/1/21         4,525,135
A1        A+           2,500   MBTA, 5.75%, 3/1/18           2,465,775
A1        A+          14,000   MBTA, 5.75%, 3/1/25          13,593,440
A1        A+           1,000   MBTA, 5.90%, 3/1/12           1,014,690
NR        BBB          1,175   Government of Guam, 5.40%,
                               11/15/18                      1,022,650
A         NR           3,375   Town of Nantucket, 6.80%,
                               12/1/11                       3,634,875
Baa1      A              100   Puerto Rico Public
                               Buildings Authority,
                               5.50%, 7/1/21                    92,369
Baa1      A            1,900   Puerto Rico Aqueduct and
                               Sewer Authority, 7.00%,
                               7/1/19                        2,037,313

      RATINGS
    (UNAUDITED)
-------------------- PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY             VALUE
---------------------------------------------------------------------
A         A            2,500   University of
                               Massachusetts Building
                               Authority, 6.875%, 5/1/14     2,839,950
A         A              250   University of
                               Massachusetts Building
                               Authority, 7.20%, 5/1/04        287,396
NR        NR           3,350   Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                       3,528,321
                                                         -------------
                                                         $  40,514,303
                                                         -------------
                               HOSPITALS - 8.4%
A         A-         $ 3,000   Massachusetts HEFA,
                               Charlton Memorial
                               Hospital, 7.25%, 7/1/13   $   3,147,750
A1        A              530   Massachusetts HEFA,
                               Spaulding Rehabilitation
                               Hospital, 7.625%, 7/1/21        568,632
Baa1      BBB+         2,000   Massachusetts HEFA, New
                               England Baptist Hospital,
                               7.35%, 7/1/17                 2,067,480
Aa        NR           3,100   Massachusetts HEFA,
                               Daughters of Charity
                               Health System, 6.10%,
                               7/1/14                        3,143,524
A1        A+           1,000   Massachusetts HEFA, Dana-
                               Farber Cancer Institute,
                               6.65%, 12/1/15                1,020,340
A         A            4,250   Massachusetts HEFA, The
                               Medical Center of Central
                               Massachusetts, 7.10%,
                               7/1/21                        4,394,755
Baa       BBB          1,825   Massachusetts HEFA,
                               Sisters of Providence
                               Health System, 6.50%,
                               11/15/08                      1,877,870
NR        A-           1,470   Massachusetts HEFA, Jordan
                               Hospital, 6.875%, 10/1/15     1,052,722
NR        A-           1,470   Massachusetts HEFA, Jordan
                               Hospital, 6.875%, 10/1/22     1,507,073
NR        AAA          2,625   Massachusetts HEFA,
                               Winchester Hospital
                               (Connie Lee), 5.75% 7/1/14    2,557,223
NR        AAA          3,650   Massachusetts HEFA,
                               Winchester Hospital
                               (Connie Lee), 5.75% 7/1/24    3,486,917
                                                         -------------
                                                         $  24,824,286
                                                         -------------
                               HOUSING - 11.4%
NR        AAA        $ 2,750   Framingham Housing
                               Authority, (GNMA), 6.65%,
                               2/20/32                   $   2,783,275
A1        A+           6,000   Massachusetts Housing
                               Finance Agency (HFA),
                               6.375%, 4/1/21                5,973,720
Aa        A+           7,250   Massachusetts HFA, (AMT),
                               6.60%, 12/1/26                7,328,952
Aa        A+           6,400   Massachusetts HFA, (AMT),
                               6.60%, 12/1/26                6,469,696
Aaa       AAA          1,000   Massachusetts HFA, (FNMA),
                               6.875%, 11/15/11              1,063,630

--------------------------------------------------------------------------------
                  MASSACHUSETTS TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

       RATINGS
     (UNAUDITED)
-------------------- PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY             VALUE
----------------------------------------------------------------------
                               HOUSING - (CONTINUED)
Aaa       AAA          2,750   Massachusetts HFA, (FNMA),
                               6.90%, 11/15/21               2,882,330
Aa        A+           2,795   Massachusetts HFA, (AMT),
                               7.125%, 6/1/25                2,908,924
Aa        A+             400   Massachusetts HFA, 7.35%,
                               12/1/16                         425,408
Aa        A+           2,265   Massachusetts HFA, (AMT),
                               8.10%, 6/1/20                 2,369,734
Aa        A+           1,500   Massachusetts HFA, (AMT),
                               8.10%, 12/1/21                1,576,035
                                                         -------------
                                                         $  33,781,704
                                                         -------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL - 7.0%
Baa1      BBB        $14,185   City of Boston Harbor
                               Electric Energy Company
                               Project, (AMT), 7.30%,
                               5/15/15                   $  15,178,942
NR        NR           9,000   Massachusetts Industrial
                               Finance Agency,
                               Massachusetts Biomedical
                               Research Corporation, 0%,
                               8/1/19                        3,817,800
Aa3       AA           1,550   Puerto Rico Industrial,
                               Medical and Environmental
                               Pollution Control
                               Authority, The Upjohn
                               Company, 7.50%, 12/1/23       1,697,235
                                                         -------------
                                                         $  20,693,977
                                                         -------------
                               INSURED EDUCATION - 2.1%
Aaa       AAA        $   335   Massachusetts Educational
                               Finance Authority, (MBIA),
                               (AMT), 7.25%, 1/1/09      $     350,460
Aaa       AAA          2,000   Massachusetts Educational
                               Finance Authority,
                               (AMBAC), (AMT), 7.30%,
                               1/1/12                        2,096,840
Aaa       AAA            250   Massachusetts HEFA,
                               Northeastern University,
                               (AMBAC), 7.50%, 10/1/08         273,820
Aaa       AAA            400   Massachusetts HEFA, Boston
                               University "RIBS", (MBIA),
                               Variable, 10/1/31 (1)           439,464
Aaa       AAA          3,000   Massachusetts HEFA, Tufts
                               University, (FGIC), 5.95%,
                               8/15/18                       3,032,640
                                                         -------------
                                                         $   6,193,224
                                                         -------------
                               INSURED GENERAL OBLIGATION - 1.7%
Aaa       AAA        $ 1,795   City of Boston, (FSA),
                               4.875%, 9/1/09            $   1,686,833
Aaa       AAA          1,000   Commonwealth of Puerto
                               Rico "RIBS", (AMBAC),
                               Variable, 7/1/15 (1)          1,009,940
Aaa       AAA            600   Town of Tyngsborough,
                               (AMBAC), 6.90%, 5/15/08         663,798
Aaa       AAA          1,770   MBTA, (MBIA), 5.50%,
                               3/1/21                        1,663,995
                                                         -------------
                                                         $   5,024,566
                                                         -------------
      RATINGS
    (UNAUDITED)
------------------- PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY             VALUE
-----------------------------------------------------------------------
                               INSURED HOSPITALS - 11.8%
Aaa       AAA        $   300   Massachusetts HEFA,
                               Berkshire Health Systems,
                               (MBIA), 7.60%, 10/1/14    $     332,346
Aaa       AAA          1,250   Massachusetts HEFA, Beth
                               Israel Hospital, Inverse
                               Floaters, (AMBAC),
                               Variable, 7/1/25 (1)          1,253,675
Aaa       AAA          1,500   Massachusetts HEFA,
                               Capital Asset Program,
                               (MBIA), 7.20%, 7/1/09         1,649,085
AAA       AAA          2,050   Massachusetts HEFA, Fallon
                               Healthcare System (CGIG),
                               6.75%, 6/1/20 (2)             2,171,442
AAA       AAA          4,500   Massachusetts HEFA, Fallon
                               Healthcare System (CGIG),
                               6.875%, 6/1/11                4,881,465
Aaa       AAA          2,040   Massachusetts HEFA,
                               Beverly Hospital, (MBIA),
                               7.30%, 7/1/13                 2,219,581
Aaa       AAA          1,000   Massachusetts HEFA,
                               Baystate Medical Center,
                               (FGIC), 5.00%, 7/1/20           883,550
Aaa       AAA          3,000   Massachusetts HEFA, The
                               Medical Center of Central
                               Massachusetts, (AMBAC),
                               "CARS", Variable, 6/23/22 (1) 3,330,090
Aaa       AAA          2,000   Massachusetts HEFA, St.
                               Elizabeth Hospital Issue,
                               "LEVRRS", (FSA), Variable,
                               8/15/21 (1)                   2,196,960
Aaa       AAA          2,600   Massachusetts HEFA, Saint
                               Luke's Hospital, "Yield
                               Curve Notes", (MBIA),
                               Variable, 8/15/13 (1)         2,556,970
Aaa       AAA          1,200   Massachusetts HEFA,
                               University Hospital,
                               (MBIA), 7.25%, 7/1/19         1,323,552
Aaa       AAA          6,950   Massachusetts HEFA, Lahey
                               Clinic, (MBIA), 5.375%,
                               7/1/23                        6,454,118
Aaa       AAA          5,000   Massachusetts HEFA, New
                               England Medical Center,
                               (MBIA), 5.375%, 7/1/24        4,664,350
Aaa       AAA          1,000   Massachusetts HEFA, New
                               England Medical Center,
                               (FGIC), 6.50%, 7/1/12         1,052,960
                                                         -------------
                                                         $  34,970,144
                                                         -------------
                               INSURED HOUSING - 0.7%
Aaa       AAA        $ 2,000   Massachusetts Housing
                               Finance Agency, (AMBAC),
                               6.45%, 1/1/36             $   2,027,680
                                                         -------------

40

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

      RATINGS
    (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY             VALUE
----------------------------------------------------------------------
                               INSURED TRANSPORTATION - 2.2%
Aaa       AAA        $ 5,860   Massachusetts Port
                               Authority, (AMT), (FGIC),
                               7.50%, 7/1/20             $   6,490,243
                                                         -------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 2.9%
NR        A          $ 7,800   Plymouth County,
                               Massachusetts Correctional
                               Facility Project, 7.00%,
                               4/1/22                    $   8,363,862
                                                         -------------
                               NURSING HOMES - 0.5%
NR        AA         $ 1,495   Massachusetts HEFA,
                               Deutches Altenheim,
                               Incorporated, (FHA),
                               7.70%, 11/1/31(2)         $   1,613,195
                                                         -------------
                               SOLID WASTE - 2.6%
Baa1      BBB        $ 5,970   Massachusetts Industrial
                               Finance Agency,
                               Massachusetts Refusetech,
                               Inc. Project, 6.30%,
                               7/1/05                    $   6,242,531
NR        NR           1,340   City of Pittsfield, Vicon
                               Recovery Associates
                               Project, 7.95%, 11/1/04       1,409,425
                                                         -------------
                                                         $   7,651,956
                                                         -------------
                               SPECIAL TAX - 4.2%
A1        A+         $ 5,695   Commonwealth of
                               Massachusetts, Special
                               Obligation Revenue Bonds,
                               6.00%, 6/1/13             $   5,747,223
A1        A+           4,560   Commonwealth of
                               Massachusetts, Special
                               Obligation Revenue Bonds,
                               5.80%, 6/1/14                 4,518,550
Baa1      A            2,000   Puerto Rico Highway and
                               Transportation Authority,
                               6.625%, 7/1/18                2,099,080
                                                         -------------
                                                         $  12,364,853
                                                         -------------
                               TRANSPORTATION - 5.2%
NR        BBB        $ 7,950   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23     $   7,967,093
Aa        AA-          7,300   Massachusetts Port
                               Authority, 6.00%, 7/1/23      7,260,069
                                                         -------------
                                                         $  15,227,162
                                                         -------------
                               UTILITY - 6.0%
NR        BBB        $ 2,765   Guam Power Authority,
                               5.25%, 10/1/23            $   2,382,103
A         BBB+         2,610   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.00%, 7/1/18        2,555,843
A         BBB+         5,560   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.625%, 7/1/18       5,747,205

      RATINGS
    (UNAUDITED)
------------------- PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY             VALUE
----------------------------------------------------------------------
A         BBB+         3,500   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.75%, 7/1/11        3,664,010
Baa1      A-           1,850   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/13      1,755,447
Baa1      A-             150   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/20        138,746
NR        NR           1,500   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                        1,575,314
                                                         -------------
                                                         $  17,818,668
                                                         -------------
                               WATER & SEWER - 9.8%
NR        NR         $ 2,075   Massachusetts Industrial
                               Finance Authority,
                               American Hingham Water,
                               6.60%, 12/1/15            $   2,095,480
A         A           18,620   Massachusetts Water
                               Resources Authority
                               (MWRA), 4.75%, 12/1/23       15,364,479
A         A            5,000   MWRA, 5.00%, 3/1/22           4,323,500
A         A            1,500   MWRA, 5.25%, 3/1/13           1,390,095
A         A            3,915   MWRA, 5.25%, 12/1/15          3,608,260
NR        NR           2,000   Virgin Islands Water and
                               Power Authority, 7.60%,
                               1/1/12                        2,122,760
                                                         -------------
                                                         $  28,904,574
                                                         -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $277,979,560)       $ 295,503,555
                                                         ===============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 7.3% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                         Mississippi Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               ESCROWED - 1.6%
Aaa       NR          $1,500   Mississippi Housing Finance
                               Corporation, SFMR, (AMT),
                               (ETM), 0%, 6/1/15           $    447,360
                                                           ------------
                               GENERAL OBLIGATIONS - 7.8%
NR        A-          $1,000   Mississippi Development
                               Bank, Golden Triangle Solid
                               Waste, 6.00%, 7/1/15        $    972,850
Aa        AA-            200   Mississippi State, 5.10%,
                               11/15/12                         188,648
Aa        AA-            500   Mississippi State, 5.75%,
                               6/1/14                           500,965
Aa        AA-            500   Mississippi State, 6.75%,        536,265
                               12/1/14                     ------------
                                                           $  2,198,728
                                                           ------------
                               HOSPITAL REVENUE - 3.2%
A         NR          $1,000   Mississippi Hospital
                               Equipment & Facilities
                               Authority, Rankin Medical
                               Center Project, 5.60%,
                               3/1/19                      $    919,410
                                                           ------------
                               HOUSING - 9.4%
Aa        NR          $  500   Hinds County Urban Renewal,
                               Woodridge Apartments,
                               (FHA), 6.25%, 11/1/27       $    495,860
NR        NR             200   City of Ridgeland Urban
                               Renewal, The Orchard, LTD.,
                               7.75%, 12/1/15                   197,958
Aaa       NR             300   Vicksburg Leased Housing
                               Corporation, MFMR, Magnolia
                               Manor Apartments, (FHA),
                               5.95%, 8/15/22                   294,063
Aaa       NR             500   Mississippi Home
                               Corporation, SFMR, Access
                               Program, (AMT), 8.10%,
                               12/1/24                          554,725
Aaa       NR           1,020   Mississippi Home
                               Corporation, SFMR, Access
                               Program, (AMT), 8.125%,
                               12/1/24                        1,131,914
                                                           ------------
                                                           $  2,674,520
                                                           ------------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE - 10.0%
NR        A-          $  600   Jackson County,
                               International Paper Company
                               Project, (AMT), 5.55%,
                               10/1/17                     $    564,468
A2        A            1,000   Lowndes County,
                               Weyerhaeuser Company
                               Project, 6.80%, 4/1/22         1,106,900
A3        A-             600   Warren County,
                               International Paper Company
                               Project, (AMT), 6.60%,
                               3/1/19                           608,592
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
NR        AA             500   Port of Gulfport, E.I. du
                               Pont de Nemours and Company
                               Project, (AMT), 7.15%,
                               5/1/16 (2)                       544,390
                                                           ------------
                                                           $  2,824,350
                                                           ------------
                               INSURED EDUCATION - 3.7%
Aaa       AAA         $1,000   Mississippi Educational
                               Facilities Authority,
                               Milsaps College Project,
                               (MBIA) 6.50%, 11/1/19       $  1,041,610
                                                           ------------
                               INSURED GENERAL OBLIGATION - 5.0%
Aaa       AAA         $  500   Hinds County, (MBIA) 6.25%,
                               3/1/11                      $    535,360
Aaa       AAA          1,000   Desoto County School
                               District, (MBIA) 4.75%,
                               2/1/13                           883,120
                                                           ------------
                                                           $  1,418,480
                                                           ------------
                               INSURED HOSPITALS - 19.2%
Aaa       AAA         $1,000   Alcorn County, Magnolia
                               Regional Health Center,
                               (AMBAC) 5.75%, 10/1/13      $    967,370
Aaa       AAA          1,000   Gulfport Mississippi
                               Hospital Facilities
                               Authority, Memorial
                               Hospital of Gulfport,
                               (MBIA) 6.20%, 7/1/18           1,020,310
Aaa       AAA          1,275   Hinds County, Mississippi
                               Methodist Hospital and
                               Rehabilitation Center,
                               (AMBAC) 5.60%, 5/1/12          1,256,003
Aaa       AAA          1,250   Mississippi Hospital
                               Equipment and Facilities
                               Authority, Methodist Health
                               Systems, (MBIA) 5.50%,
                               8/15/13                        1,189,850
Aaa       AAA          1,000   Mississippi Hospital
                               Equipment and Facilities
                               Authority, Mississippi
                               Baptist Medical Center,
                               (MBIA) 6.00%, 5/1/13           1,009,080
                                                           ------------
                                                           $  5,442,613
                                                           ------------
                               INSURED HOUSING - 1.8%
Aaa       NR          $  500   Mississippi Home
                               Corporation, SFMR, (GNMA),
                               (AMT), 6.625%, 4/1/27       $    511,910
                                                           ------------
                               INSURED LEASE/CERTIFICATE
                               OF PARTICIPATION - 5.2%
Aaa       AAA         $1,500   Medical Center Building
                               Corporation, University of
                               Mississippi Medical Center
                               Project, (MBIA) 5.80%,
                               12/1/14                     $  1,476,015
                                                           ------------

42

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               INSURED UTILITIES - 7.0%
Aaa       AAA         $1,600   Jackson County, Gautier
                               Utility District, (MBIA)
                               6.375%, 3/1/12              $  1,661,504
Aaa       AAA            300   Puerto Rico Electric Power
                               Authority, (FSA), Variable,
                               7/1/03 (1)                       335,766
                                                           ------------
                                                           $  1,997,270
                                                           ------------
                               INSURED WATER & SEWER - 5.2%
Aaa       AAA         $1,000   Jackson County, Water and
                               Sewer Bonds, (MBIA) 5.40%,
                               9/1/09                      $    980,790
Aaa       AAA            500   City of Natchez, Combined
                               Water and Sewer System,
                               (MBIA) 5.70%, 8/1/17             485,380
                                                           ------------
                                                           $  1,466,170
                                                           ------------
                               NURSING HOMES - 1.7%
NR        NR          $  500   Mississippi Business
                               Finance Corporation,
                               Magnolia Healthcare, 7.99%,
                               7/1/25 (2)                  $    472,415
                                                           ------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 3.6%
A         NR          $1,000   Mississippi University
                               Educational Building Corp.,
                               Facilities Renovation,
                               6.15%, 6/15/15              $  1,009,330
                                                           ------------
                               SPECIAL TAX - 4.7%
Baa1      A           $  500   Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20               $    446,615
Baa1      A            1,000   Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/21                    891,410
                                                           ------------
                                                           $  1,338,025
                                                           ------------
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               UTILITIES - 10.9%
NR        BBB         $  810   Guam Power Authority,
                               6.625%, 10/1/14             $    829,999
Aa3       A+           1,310   Lamar County, South
                               Mississippi Electric Power
                               Association Project, 4.85%,
                               12/1/06                        1,237,505
Baa3      NR           1,000   Warren County, Mississippi
                               Power & Light Company
                               Project, 7.00%, 4/1/22         1,038,360
                                                           ------------
                                                           $  3,105,864
                                                           ------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $27,181,386)          $ 28,344,069
                                                           ============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 49.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.2% to 36.3% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                          New York Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               ASSISTED LIVING - 0.3%
NR        NR         $ 1,970   Village of North Syracuse
                               Housing Authority, (AJM
                               Senior Housing, Inc. Janus
                               Park Project), 8.00%,
                               6/1/24                     $   1,922,168
                                                          -------------
                               EDUCATION - 12.7%
A         NR         $ 1,000   Dutchess County IDA, Bard
                               College, 7.00%, 11/1/17    $   1,084,310
A1        NR           6,295   Monroe County IDA,
                               University of Rochester,
                               7.25%, 12/1/16                 6,646,324
NR        BBB-         1,660   City of New Rochelle IDA
                               Civic Facilities, College
                               of New Rochelle, 6.75%,
                               7/1/22                         1,704,920
Baa1      BBB+         6,895   Dormitory Authority, State
                               University Educational
                               Facilities, 4.75%, 7/1/14      6,124,208
Baa1      BBB+         2,500   Dormitory Authority, State
                               University Educational
                               Facilities, 5.00%, 5/15/18     2,118,800
Baa1      BBB+        11,500   Dormitory Authority, State
                               University Educational
                               Facilities, 5.25%, 5/15/13    10,464,310
Baa1      BBB+         7,600   Dormitory Authority, State
                               University Educational
                               Facilities, 5.25%, 5/15/15     6,850,260
Baa1      BBB+         7,605   Dormitory Authority, State
                               University Educational
                               Facilities, 5.25%, 5/15/19     6,714,759
Baa1      BBB+         6,805   Dormitory Authority, State
                               University Educational
                               Facilities, 5.25%, 5/15/21     6,043,657
Baa1      BBB+         3,130   Dormitory Authority, State
                               University Educational
                               Facilities, 5.50%, 5/15/08     3,041,139
Baa1      BBB+        28,250   Dormitory Authority, State
                               University Educational
                               Facilities, 5.50%, 5/15/13    26,375,613
Baa1      BBB+           415   Dormitory Authority, State
                               University Educational
                               Facilities, 7.375%,
                               5/15/14                          450,279
Baa1      BBB+         1,300   Dormitory Authority, State
                               University Educational
                               Facilities, 7.50%, 5/15/11     1,497,184
NR        AA           1,300   Dormitory Authority, New
                               York Medical College
                               (Asset Guaranty), 6.875%,
                               7/1/21                         1,391,845
A1        A+             950   Dormitory Authority,
                               University of Rochester,
                               5.625%, 7/1/12                   927,276
                                                          -------------
                                                          $  81,434,884
                                                          -------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------------
                               ELECTRIC UTILITIES - 4.9%
A1        A          $ 2,500   New York State Energy
                               Resource & Development
                               Authority, Brooklyn Union
                               Gas (RIBS)(AMT), Variable,
                               7/1/26 (1)                 $   2,918,350
Aa3       A+             500   New York State Energy
                               Resource & Development
                               Authority, Consolidated
                               Edison (AMT), 7.75%,
                               1/1/24                           538,345
Aa3       A+           2,365   New York State Energy
                               Resource & Development
                               Authority, Consolidated
                               Edison (AMT), 7.50%,
                               7/1/25                         2,563,684
Aa3       A+           1,000   New York State Energy
                               Resource & Development
                               Authority, Consolidated
                               Edison (AMT), 7.50%,
                               1/1/26                         1,098,470
Aa        AA-         18,000   Power Authority of the
                               State of New York, 5.25%,
                               1/1/18                        16,447,500
Baa1      A-          11,500   Puerto Rico Electric Power
                               Authority, 0%, 7/1/17          3,023,350
Baa1      A-           2,250   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/20       2,081,183
NR        NR           3,000   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                         3,150,630
                                                          -------------
                                                          $  31,821,512
                                                          -------------
                               ESCROWED - 7.6%
Aaa       AAA        $   725   Albany Municipal Water
                               (MBIA), 7.50%, 12/1/17     $     806,592
Aaa       BBB          1,000   Dormitory Authority, City
                               University, 7.625%, 7/1/20     1,152,840
Aaa       BBB+         1,530   Dormitory Authority, State
                               University Educational
                               Facilities, 7.70%, 5/15/12     1,763,677
NR        BBB          1,000   Dormitory Authority, City
                               University, 8.125%, 7/1/08     1,116,170
Baa1      BBB-         2,250   Dormitory Authority,
                               Upstate Community College,
                               7.20%, 7/1/21                  2,582,842
Baa1      NR           2,000   Dormitory Authority,
                               Upstate Community College,
                               7.30%, 7/1/21                  2,305,860
Aaa       AAA            500   Erie County Water
                               Authority, Water Works
                               System, 6.00%, 12/1/08           528,920
Aaa       AAA            500   Metropolitan
                               Transportation Authority
                               Commuter Facilities Bonds,
                               7.50%, 7/1/19                    571,735
Aaa       AAA          1,000   New York Local Government
                               Assistance Corporation
                               (LGAC), 7.00%, 4/1/16          1,136,100

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               ESCROWED - (CONTINUED)
Aaa       AAA          5,500   New York LGAC, 6.75%,
                               4/1/21                         6,238,980
Aaa       BBB          1,000   New York State Housing
                               Finance Agency Service
                               Contracts, 7.80%, 9/15/11      1,173,510
Aaa       AAA          1,775   New York State Housing
                               Finance Agency Service
                               Contracts, 7.375%, 9/15/21     2,073,520
Aaa       BBB+            90   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.75%, 8/15/10                   103,334
Aaa       AAA            450   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.875%, 8/15/08                  525,047
Aaa       AAA          3,320   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.50%, 2/15/21                 3,842,004
Aaa       NR           8,100   New York State Urban
                               Development Corporation
                               Correctional Facilities,
                               6.50%, 1/1/21                  8,848,197
Baa1      BBB          4,750   New York State Thruway
                               Authority, Local Highway
                               and Bridge Service
                               Contract Bonds, 7.25%,
                               1/1/10 (2)                     5,404,740
Baa1      BBB          5,350   New York State UDC,
                               Onondaga Co. Convention
                               Center, 7.875% 1/1/10          6,241,577
NR        AA-            500   Power Authority of the
                               State of New York, 8.00%,
                               1/1/17                           548,960
NR        A            1,760   Puerto Rico Highway &
                               Transportation Authority,
                               6.625%, 7/1/18                 1,989,310
                                                          -------------
                                                          $  48,953,915
                                                          -------------
                               GENERAL OBLIGATIONS - 1.6%
Baa1      A-         $   120   New York City, 8.25%,
                               11/15/16                   $     136,942
Baa1      A-           4,000   New York City, 7.50%,
                               2/1/18                         4,399,280
Aa        AA           1,700   Onondaga County, 5.875%,
                               2/15/11                        1,758,259
Aa        AA           1,600   Onondaga County, 5.875%,
                               2/15/12                        1,641,424
Baa1      A            2,175   Puerto Rico Public
                               Building Authority, Public
                               Education and Health
                               Facilities, 5.75%, 7/1/15      2,102,594
                                                          -------------
                                                          $  10,038,499
                                                          -------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               HEALTH CARE - 19.1%
NR        AAA        $ 6,705   Dormitory Authority,
                               United Health Services
                               (FHA), 7.35%, 8/1/29       $   7,225,509
Aa        AAA          4,785   New York State Medical
                               Care Facilities Finance
                               Agency (MCFFA), Hospital
                               Insured Mortgage (FHA),
                               5.25%, 8/15/14                 4,443,782
NR        AA           2,670   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.10%, 8/15/15                 2,663,645
NR        AAA          3,710   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.125%, 2/15/14                3,902,994
Aa        AA           1,000   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.55%, 8/15/12                 1,043,570
Aa        AA           3,800   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.65%, 8/15/32                 3,946,338
NR        AA           9,000   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.70%, 8/15/23                 9,446,220
Aa        AA           1,050   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.75%, 2/15/12                 1,107,446
Aa        AA           1,500   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.95%, 2/15/32                 1,586,430
Aa        AA           2,190   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.00%, 8/15/32                 2,326,262
Aa        AA           6,600   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.25%, 2/15/31                 7,124,634
Aa        AA             750   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.35%, 2/15/29                   819,128
Aa        AA           2,425   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 2/15/10          2,484,607
Aa        AA           3,500   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 8/15/14          3,591,490

--------------------------------------------------------------------------------
                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               HEALTH CARE - (CONTINUED)
Aa        AA           5,625   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 8/15/15          5,723,775
Aa        AA           6,550   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.25%, 8/15/15          6,661,285
Aa        AA           2,500   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.50%, 2/15/35          2,552,300
Aa        AA             950   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 7.45%, 8/15/31          1,030,095
Baa1      BBB+        10,205   New York State MCFFA,
                               Mental Health Services
                               Facilities, 5.25%, 2/15/19     9,320,737
Baa1      BBB+        11,500   New York State MCFFA,
                               Mental Health Services
                               Facilities, 5.25%, 8/15/23     9,895,865
Baa1      BBB+         6,625   New York State MCFFA,
                               Mental Health Services
                               Facilities, Series 1994 A,
                               5.25%, 8/15/23                 5,700,879
Baa1      BBB+         1,230   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.50%, 2/15/21     1,372,754
Baa1      BBB+         1,610   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.625%,
                               8/15/17                        1,777,150
Baa1      BBB+           145   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.75%, 8/15/10       161,153
Baa1      BBB+           495   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.875%,
                               8/15/08                          558,469
Baa       BBB         19,700   New York State MCFFA,
                               Secured Hospital
                               (Brookdale), 6.80%,
                               8/15/12                       20,263,223
Baa       BBB          5,540   New York State MCFFA,
                               Secured Hospital, 7.35%,
                               8/15/11                        5,881,652
                                                          -------------
                                                          $ 122,611,392
                                                          -------------
                               HOSPITALS - 0.7%
Aa        AAA        $ 1,500   Dormitory Authority, Long
                               Island Jewish Medical
                               Center (FHA), 7.75%,
                               8/15/27                    $   1,629,735
NR        AAA          1,000   Dormitory Authority,
                               St. Francis Hospital
                               (FHA), 7.65%, 8/1/30           1,119,780
Baa1      BBB+         1,800   Syracuse Industrial
                               Development Agency (IDA),
                               St. Joseph's Hospital
                               Health Center, 7.50%,
                               6/1/18                         1,914,804
                                                          -------------
                                                          $   4,664,319
                                                          -------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               HOUSING - 5.5%
NR        NR         $ 4,744   New York City Housing
                               Development Corporation
                               (HDC), Allerville Project,
                               6.50%, 11/15/18            $   4,772,297
Baa       A            4,750   New York City HDC, General
                               Housing, 6.50%, 5/1/22         4,797,690
NR        NR           2,080   New York City HDC, Dayton
                               Project, 6.50% 11/15/18        2,092,643
NR        AAA          2,550   New York City HDC, Multi-
                               Unit Management, 7.35%,
                               6/1/19                         2,702,439
Aa        A+             235   New York State Housing
                               Finance Agency, Baytown,
                               7.10%, 8/15/35                   248,280
Aa        NR             250   New York State Mortgage
                               Agency, 6.90%, 4/1/03            263,523
Aa        NR           8,750   New York State Mortgage
                               Agency, 6.90%, 4/1/15          9,220,313
Aa        NR           1,000   New York State Mortgage
                               Agency, 7.50%, 4/1/15          1,082,280
Aa        NR             295   New York State Mortgage
                               Agency, 7.65%, 4/1/19            311,963
Aa        NR             625   New York State Mortgage
                               Agency, 7.70%, 10/1/12           676,644
Aa        NR             270   New York State Mortgage
                               Agency, 8.00%, 10/1/17           287,312
Aa        NR           6,350   New York State Mortgage
                               Agency (AMT), 6.40%,
                               10/1/20                        6,318,568
Aa        NR           1,600   New York State Mortgage
                               Agency (AMT), 7.95%,
                               10/1/21                        1,727,808
Baa       BBB            350   Puerto Rico Commonwealth
                               Urban Renewal & Housing
                               Corporation, 7.875%,
                               10/1/04                          395,693
Aaa       AAA            410   Puerto Rico Housing
                               Financial Corporation
                               Single-Family (GNMA),
                               7.65%, 10/15/22                  434,124
                                                          -------------
                                                          $  35,331,577
                                                          -------------
                               INSURED COLLEGE &
                               UNIVERSITY - 1.8%
Aaa       AAA        $ 6,950   Dormitory Authority,
                               Marist College (MBIA),
                               6.00%, 7/1/22              $   6,958,549
Aaa       AAA          5,000   Dormitory Authority, New
                               York University (MBIA),
                               5.00%, 7/1/11                  4,698,350
                                                          -------------
                                                          $  11,656,899
                                                          -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               INSURED GENERAL
                               OBLIGATIONS - 1.0%
Aaa       AAA        $ 1,035   Erie County Water
                               Authority (AMBAC), 0%,
                               12/1/17                    $     211,295
Aaa       AAA          3,900   New York City Trust for
                               Cultural Resources, Museum
                               of Modern Art (AMBAC),
                               5.40%, 1/1/12                  3,764,748
Aaa       AAA          2,480   New York State
                               Environmental Facilities
                               Corporation (EFC), Jamaica
                               Water Supply Company (AMT)
                               (AMBAC), 7.625%, 4/1/29        2,677,334
                                                          -------------
                                                          $   6,653,377
                                                          -------------
                               INSURED GENERAL
                               OBLIGATIONS LOCAL - 1.8%
Aaa       AAA        $   520   Chautauqua County
                               Unlimited Tax (FGIC),
                               6.40%, 9/15/08             $     574,621
Aaa       AAA            770   Chautauqua County
                               Unlimited Tax (FGIC),
                               6.40%, 9/15/09                   847,123
Aaa       AAA            465   Chautauqua County
                               Unlimited Tax (FGIC),
                               7.30%, 4/1/07                    547,793
Aaa       AAA            725   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/07           838,521
Aaa       AAA            600   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/08           693,852
Aaa       AAA            675   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/13           789,278
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/09           814,891
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/10           816,739
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/11           817,929
Aaa       AAA            675   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/12           789,271
Aaa       AAA            515   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/14           601,808
Aaa       AAA          2,000   New York City (AMBAC),
                               7.00%, 8/1/17                  2,201,300
Aaa       AAA            500   Oyster Bay (FGIC), 6.60%,
                               2/15/12                          533,400
Aaa       AAA            450   Oyster Bay (FGIC), 6.60%,
                               2/15/13                          480,060
                                                          -------------
                                                          $  11,346,586
                                                          -------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               INSURED GENERAL
                               OBLIGATIONS SCHOOL
                               DISTRICT - 0.2%
Aaa       AAA        $   700   Bethlehem Central School
                               District (AMBAC), 7.10%,
                               11/1/08                    $     819,903
Aaa       AAA            700   Bethlehem Central School
                               District (AMBAC), 7.10%,
                               11/1/09                          814,716
                                                          -------------
                                                          $   1,634,619
                                                          -------------
                               INSURED GENERAL
                               OBLIGATIONS TERRITORY -
                               0.7%
Aaa       AAA        $ 4,500   Commonwealth of Puerto
                               Rico Public Improvement
                               Residual Interest Tax
                               Exempt Securities (FSA),
                               Variable, 7/1/22 (1)       $   4,616,865
                                                          -------------
                               INSURED HEALTH CARE - 4.4%
Aaa       AAA        $ 1,500   New York State MCFFA, Long
                               Term Health Care (CGIC),
                               6.80%, 11/1/14             $   1,588,695
Aaa       AAA          1,300   New York State MCFFA, New
                               York Hospital (FHA)
                               (AMBAC), 6.60%, 2/15/11        1,409,226
Aaa       AAA          5,400   New York State MCFFA, New
                               York Hospital (FHA)
                               (AMBAC), 6.75%, 8/15/14        5,794,146
Aaa       AAA         20,525   New York State MCFFA,
                               Mental Health Services
                               Facilities (MBIA), 5.375%,
                               2/15/14                       19,280,980
                                                          -------------
                                                          $  28,073,047
                                                          -------------
                               INSURED HOUSING - 0.1%
Aaa       AAA        $   500   New York City HDC, Charter
                               Oaks (MBIA), 7.375% 4/1/17 $     524,525
                                                          -------------
                               INSURED MISCELLANEOUS - 0.1%
Aaa       AAA        $   500   New York City IDA, (USTA
                               National Tennis Center
                               Incorporated Project)
                               (FSA), 6.375%, 11/15/14    $     522,020
                                                          -------------

--------------------------------------------------------------------------------
                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               INSURED SOLID WASTE - 1.6%
Aaa       AAA        $ 1,650   Dutchess County Resource
                               Recovery Solid Waste
                               (FGIC), 7.50%, 1/1/09      $   1,814,505
Aaa       AAA          6,795   Islip Resource Recovery
                               Agency (MBIA), 6.50%,
                               7/1/09                         7,272,960
Aaa       AAA          1,000   Montgomery, Otesgo,
                               Schoharie Solid Waste
                               Management Authority
                               (MBIA), 5.25%, 1/1/14            936,350
                                                          -------------
                                                          $  10,023,815
                                                          -------------
                               INSURED TOLL & TURNPIKE - 1.0%
Aaa       AAA        $ 3,000   Triborough Bridge & Tunnel
                               Authority Residual
                               Interest Securities
                               (MBIA), Variable, 1/1/19
                               (1)                        $   3,033,030
Aaa       AAA          3,000   Triborough Bridge & Tunnel
                               Authority Residual
                               Interest Securities
                               (MBIA), Variable, 1/1/12
                               (1)                            3,229,230
                                                          -------------
                                                          $   6,262,260
                                                          -------------
                               INSURED WATER & SEWER - 0.1%
Aaa       AAA        $   275   Albany Municipal Water
                               Financial Authority
                               (MBIA), 7.50%, 12/1/17     $     298,944
                                                          -------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 8.7%
Baa1      BBB        $ 1,955   Dormitory Authority, City
                               University, 5.75%, 7/1/13  $   1,869,000
Baa1      BBB         17,815   Dormitory Authority, City
                               University, 5.75%, 7/1/13     17,031,318
Baa1      BBB            250   Dormitory Authority, City
                               University, 6.375%, 7/1/08       256,618
Baa1      BBB          5,100   Dormitory Authority, City
                               University, 7.00%, 7/1/09      5,653,044
Baa1      BBB          4,325   Dormitory Authority, City
                               University, 7.50%, 7/1/10      4,967,133
Baa1      BBB          6,125   New York State HFA Service
                               Contract, 5.375%, 9/15/11      5,635,000
NR        BBB          5,865   New York State Thruway
                               Authority, 0%, 1/1/01          4,438,046
Baa1      BBB          5,775   New York State Urban
                               Development Corporation
                               (UDC) Correctional
                               Facilities, 5.50%, 1/1/14      5,342,337
Baa1      BBB          7,670   New York State UDC
                               Correctional Facilities,
                               5.25%, 1/1/13                  6,896,557
Baa1      BBB            500   New York State UDC, Alfred
                               Technology, 7.875%, 1/1/20       549,070

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
Baa1      BBB            750   New York State UDC,
                               Clarkson Center for
                               Advanced Materials, 7.80%,
                               1/1/20                           821,512
Baa1      BBB            750   New York State UDC,
                               Clarkson Center for
                               Advanced Materials, 8.00%,
                               1/1/20                           839,737
Baa1      A            1,825   Syracuse-Hancock
                               International Airport
                               Certificates of
                               Participation, 6.625%,
                               1/1/12                         1,921,105
                                                          -------------
                                                          $  56,220,477
                                                          -------------
                               MISCELLANEOUS - 1.6%
Aa        AA-        $   200   City of New York Municipal
                               Assistance Corporation,
                               7.50%, 7/1/08              $     218,888
Aa        AA-            485   City of New York Municipal
                               Assistance Corporation,
                               7.625%, 7/1/08                   530,896
Aa        AA-            635   City of New York Municipal
                               Assistance Corporation,
                               7.625%, 7/1/08                   714,724
NR        NR           1,300   New York City IDA,
                               (YMCA of Greater New
                               York), 8.00%, 8/1/16           1,394,536
Aaa       AAA          7,000   VRDC-IVRC Trust, Variable
                               Rate, 6/26/02 (1)              7,214,340
                                                          -------------
                                                          $  10,073,384
                                                          -------------
                               SOLID WASTE - 2.0%
Baa1      A-         $ 2,665   Hempstead IDA Resource
                               Recovery, American
                               Refunding Fuel Co., 7.40%,
                               12/1/10                    $   2,782,473
Baa       NR           9,530   New York State EFC
                               Resource Recovery,
                               Huntington Project, 7.50%,
                               10/1/12                       10,056,056
                                                          -------------
                                                          $  12,838,529
                                                          -------------
                               SPECIAL TAX REVENUE - 12.5%
A         A          $12,160   New York State LGAC,
                               5.00%, 4/1/21              $  10,582,240
A         A            5,000   New York State LGAC,
                               5.00%, 4/1/21                  4,368,900
A         A            8,750   New York State LGAC,
                               5.00%, 4/1/23                  7,526,313
A         A            4,750   New York State LGAC,
                               5.25%, 4/1/16                  4,406,908
A         A            2,500   New York State LGAC,
                               5.25%, 4/1/19                  2,265,400
A         A            4,500   New York State LGAC,
                               5.375%, 4/1/16                 4,221,180
A         A            5,225   New York State LGAC,
                               5.50%, 4/1/17                  4,960,040

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               SPECIAL TAX REVENUE - (CONTINUED)
A         A           12,420   New York State LGAC,
                               5.50%, 4/1/18                 11,731,808
A         A           13,000   New York State LGAC,
                               5.50%, 4/1/21                 12,140,570
NR        BBB+         2,630   New York State Municipal
                               Bond Bank Agency, 6.875%,
                               3/15/06                        2,866,095
Baa1      BBB          3,100   New York State Thruway
                               Authority Contract, Local
                               & Highway Building, 5.25%,
                               4/1/13                         2,800,478
Baa1      A            2,000   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                  1,902,740
Baa1      A            2,500   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                  2,378,425
Baa1      A            4,840   Puerto Rico Highway and
                               Transportation Authority,
                               6.625%, 7/1/18                 5,079,774
Baa1      BBB          3,335   Triborough Bridge & Tunnel
                               Authority, Convention
                               Center, 6.00%, 1/1/11          3,318,158
                                                          -------------
                                                          $  80,549,029
                                                          -------------
                               TRANSPORTATION - 6.2%
Baa1      BBB        $ 4,025   MTA Transit Facilities
                               Service Contract, 4.75%,
                               7/1/19                     $   3,261,417
Baa1      BBB          3,670   MTA Transit Facilities
                               Service Contract, 4.75%,
                               7/1/19                         2,973,764
Baa1      BBB          2,000   MTA Transit Facilities
                               Service Contract, 5.75%,
                               7/1/13                         1,928,740
Baa1      BBB            725   MTA Transit Facilities
                               Service Contract, 5.75%,
                               7/1/13                           699,168
NR        BBB          2,350   New York State Thruway
                               Authority, Cross
                               Westchester Expressway
                               Project, 0%, 1/1/03            1,587,566
Ba1       BB           6,500   Port Authority of New York
                               and New Jersey, 5.75%,
                               6/15/30                        6,254,170
Ba1       BB           2,800   Port Authority of New York
                               and New Jersey, Delta
                               Airlines LaGuardia
                               Airport, 6.95%, 6/1/08         2,969,512
A1        AA-          1,500   Port Authority of New York
                               and New Jersey (AMT),
                               Variable, 1/15/27 (1)          1,553,730

     RATINGS
   (UNAUDITED)      PRINCIPAL
-----------------     AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Aa        A+           5,330   Triborough Bridge and
                               Tunnel Authority (TBTA)
                               General Purpose, 5.00%,
                               1/1/12                         4,869,062
Aa        A+          11,580   TBTA General Purpose,
                               5.50%, 1/1/17                 11,048,941
Aa        A+           2,500   TBTA General Purpose,
                               6.125%, 1/1/21                 2,583,100
                                                          -------------
                                                          $  39,729,170
                                                          -------------
                               WATER & SEWER REVENUE - 3.8%
Aa        A          $11,050   New York State EFC, State
                               Water Pollution Control,
                               6.875%, 6/15/10            $  12,110,568
Aa        A+           4,545   New York State EFC, State
                               Water Pollution Control,
                               7.20%, 3/15/11                 5,052,540
Aa        A            2,750   New York State EFC, State
                               Water Pollution Control,
                               7.00%, 6/15/12                 3,053,738
Aa        A              150   New York State EFC, State
                               Water Pollution Control,
                               7.50%, 6/15/12                   169,304
Baa1      A            3,750   Puerto Rico Aqueduct &
                               Sewer Authority, 7.875%,
                               7/1/17                         4,160,625
                                                          -------------
                                                          $  24,546,775
                                                          -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $610,645,613)        $ 642,348,587
                                                          =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 11.0% of total investment.

                       See notes to financial statements

--------------------------------------------------------------------------------
                            Ohio Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
-----------------------------------------------------------------------
                               EDUCATION - 7.9%
A         A+         $ 1,000   University of Cincinnati,
                               6.50%, 12/1/11            $   1,035,190
A1        AA-            650   University of Cincinnati,
                               6.50%, 6/1/11                   684,314
Aa        AA-            550   Ohio State Higher
                               Educational Facilities,
                               Case Western University,
                               6.50%, 10/1/20                  604,335
NR        AA           1,000   Ohio State Higher
                               Educational Facilities,
                               Oberlin College, 5.375%,
                               10/1/15                         942,190
NR        AAA          2,100   Ohio Higher Educational
                               Facilities, Ohio Northern
                               University (CLEE), 5.60%,
                               5/1/13                        2,069,886
NR        AAA          2,750   Ohio Higher Educational
                               Facilities, Ohio Northern
                               University (CLEE), 5.65%,
                               5/1/18                        2,688,153
A1        A+           1,300   Ohio State Higher
                               Educational Facilities,
                               Public Facilities, 5.50%,
                               12/1/07                       1,319,513
A1        NR           7,000   Ohio State Student Loan
                               Funding Corp (AMT),
                               6.10%, 8/1/07                 7,165,200
A1        NR           7,000   Ohio State Student Loan
                               Funding Corp (AMT),
                               6.10%, 8/1/08                 7,121,100
A1        AA-          1,500   Ohio State University
                               Revenue, 5.75%, 12/1/09       1,523,325
                                                         -------------
                                                         $  25,153,206
                                                         -------------
                               ESCROWED - 0.2%
A1        NR         $   500   Gahanna, Ohio General
                               Obligation, 7.00%, 6/1/12 $     566,875
                                                         -------------
                               GENERAL OBLIGATIONS -
                               9.1%
NR        NR         $ 3,035   Belmont County, 7.30%,
                               12/1/17                   $   3,190,392
A         NR             600   City of Brunswick,
                               Various Purpose, 6.30%,
                               12/1/12                         617,586
NR        NR           2,450   Cleveland City School
                               District, 7.25%, 6/15/98      2,498,069
Aaa       AAA          1,035   City of Columbus, 5.50%,
                               11/1/12                       1,025,902
A1        NR           1,360   Copley-Fairlawn City
                               School District, 6.25%,
                               12/1/15                       1,403,180
NR        BBB          3,500   Guam Government, 5.375%,
                               11/15/13                      3,104,535
A1        NR           3,340   Hilliard City School
                               District, 6.30%, 12/1/14      3,462,344
A1        NR             500   Huber Heights, Ohio,
                               6.75%, 12/1/11                  534,185

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
----------------------------------------------------------------------
A         NR           1,200   Mansfield Ohio Waterworks
                               Improvement, 5.60%,
                               12/1/13                       1,162,692
A1        NR             725   City of Medina, Ohio Fire
                               Station Improvement,
                               3.00%, 12/1/10                  527,445
Aa        AA           1,500   Ohio State Infrastructure
                               Improvement, 0%, 8/1/11         632,685
Baa1      NR           1,000   Scioto County, Ohio Human
                               Services Building, 7.15%,
                               8/1/11                        1,136,590
NR        NR           1,000   Tuscarawas Public Library
                               Improvement, 6.90%,
                               12/1/11                       1,055,300
Baa       NR           1,000   Youngstown, Ohio, 7.55%,
                               12/1/11                       1,080,240
NR        NR           6,855   Youngstown, Ohio, 7.35%,
                               6/15/05                       7,413,614
                                                         -------------
                                                         $  28,844,759
                                                         -------------
                               HEALTH CARE - 2.4%
NR        AAA        $ 1,000   Allen County Ohio, LIMA
                               Convalescent Home
                               Foundation (GNMA), 6.40%,
                               1/1/21                    $   1,022,330
Aa2       NR           1,600   Hamilton County,
                               Episcopal Retirement
                               Homes, 6.80%, 1/1/08          1,745,504
NR        BBB-         1,800   Marion County, United
                               Church Homes, 6.30%,
                               11/15/15                      1,734,354
Baa       BBB          2,925   Puerto Rico Urban Renewal
                               & Housing Corporation,
                               0%, 10/1/99                   2,364,570
Aa2       NR             600   Warren County, Otterbein
                               Home Project, 7.20%,
                               7/1/11                          662,418
                                                         -------------
                                                         $   7,529,176
                                                         -------------
                               HOSPITALS - 19.3%
Baa       BBB-       $ 1,000   Butler County, Hamilton-
                               Hughe Hospital, 7.50%,
                               1/1/10                    $   1,032,270
NR        BBB          1,000   Cambridge Ohio, Guernsey
                               Memorial Hospital, 8.00%,
                               12/1/11                       1,068,500
A1        A            2,100   Cuyahoga County, Fairview
                               General Hospital, 6.25%,
                               8/15/10                       2,152,101
A1        A            2,370   Cuyahoga County, Meridia
                               Health System, 7.00%,
                               8/15/23                       2,505,967
A1        A            2,000   Cuyahoga County, Meridia
                               Health System, 6.50%,
                               8/15/12                       2,052,600

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
----------------------------------------------------------------------
                               HOSPITALS - (CONTINUED)
Aa        AA             750   Cuyahoga County,
                               University Hospitals
                               Health System, 6.50%,
                               1/15/19                         778,560
Aa        AA           4,450   Cuyahoga County,
                               University Hospitals
                               Health System, 6.00%,
                               1/15/22                       4,487,024
NR        BBB          4,500   Defiance Hospital, Inc.,
                               7.625%, 11/1/03               4,641,075
Baa       BBB-           665   East Liverpool City
                               Hospital-Series A, 8.00%,
                               10/1/21                         696,893
Baa       BBB-         1,000   East Liverpool City
                               Hospital-Series B, 8.00%,
                               10/1/21                       1,044,880
A         A-           4,000   Erie County, Firelands
                               Community Hospital,
                               6.75%, 1/1/08                 4,237,640
Aa        NR           3,000   Franklin County,
                               Children's Hospital,
                               6.60%, 5/1/13                 3,167,310
Aa        NR           1,900   Franklin County,
                               Riverside United
                               Methodist Hospital,
                               5.75%, 5/15/20                1,804,088
A         A            1,015   City of Garfield Heights,
                               Marymount Hospital,
                               6.65%, 11/15/11               1,052,058
A         A            1,000   City of Garfield Heights,
                               Marymount Hospital,
                               6.70%, 11/15/15               1,040,670
Aa2       NR           1,000   Hamilton County, Wesley
                               Hall Project, 6.50%,
                               3/1/15                        1,022,560
A1        A            4,000   Hamilton County, Bethesda
                               Hospital, Inc., 6.25%,
                               1/1/12                        4,027,400
A1        A+           1,095   Lorain County, Humility
                               of Mary Health Care
                               Corp., 7.125%, 12/15/06       1,199,266
A1        A+           5,900   Lorain County, Humility
                               of Mary Health Care
                               Corp., 5.90%, 12/15/08        6,048,208
A1        A+           1,000   Lorain County, Humility
                               of Mary Health Care
                               Corp., 7.20%, 12/15/11        1,081,030
NR        A+           1,750   Lorain County, Lakeland
                               Community Hospital, Inc.,
                               6.50%, 11/15/12               1,794,538
NR        BBB+         1,000   Lucas County, Flowers
                               Hospital, 6.125%, 12/1/13       939,000
A         A            2,760   City of Middleburg
                               Heights, Southwest
                               General Hospital Project,
                               6.75%, 8/15/21                2,880,971
NR        NR          10,000   Mt Vernon, Knox Community
                               Hospital, 7.875%, 6/1/12     10,358,900
                                                         -------------
                                                         $  61,113,509
                                                         -------------
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
----------------------------------------------------------------------
                               HOUSING - 7.1%
Aa        NR         $ 1,300   City of Clermont, Laurels
                               Project (FHA), 6.00%,
                               9/1/20                    $   1,285,011
Aa        NR           1,000   Franklin County, Hamilton
                               Creek Apartments (FHA),
                               (AMT), 5.80%, 7/1/14            942,190
Aa        NR           3,660   Franklin County, Hamilton
                               Creek Apartments (FHA),
                               (AMT), 5.55%, 7/1/24          3,239,905
NR        AAA          3,490   Ohio HFA, (GNMA), (AMT),
                               6.375%, 3/1/25                3,523,853
NR        AAA          4,735   Ohio HFA, (GNMA), (AMT),
                               6.70%, 3/1/25                 4,844,899
NR        AAA            835   Ohio HFA, SFMR (GNMA),
                               7.60%, 9/1/16                   871,723
NR        AAA          1,250   Ohio HFA, MFMR-Asbury
                               Woods (FHA), 7.00%,
                               10/1/24                       1,279,350
Aa        NR           2,850   Ohio HFA, Oakleaf Village
                               Project, (FHA), 5.70%,
                               9/1/26                        2,643,746
Aa        NR           1,000   Ohio HFA, Aristocrat
                               South Board & Care
                               Project (FHA), (AMT),
                               7.30%, 8/1/31                 1,037,330
Aaa       AAA          1,085   Ohio HFA SFMR, (GNMA)
                               (AMT), Variable, 3/31/31
                               (1)                           1,162,317
NR        BBB+         1,020   Ohio Economic
                               Development, KMART Corp.,
                               6.75%, 5/15/07                1,034,810
A1        A+             500   Ohio Building Authority
                               Juvenile Correctional
                               Building, 5.80%, 10/1/07        515,125
                                                         -------------
                                                         $  22,380,259
                                                         -------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL
                               REVENUE - 8.8%
NR        BBB        $510....  Madison County, IDR,
                               KMART Corp., 6.75%,
                               9/15/06                   $     523,734
Baa1      NR           3,750   Ohio Air Quality
                               Development Authority,
                               Ashland Oil Inc, 6.85%,
                               4/1/10                        3,991,163
NR        A-             595   Ohio IDR, Enterprise Bond
                               Fund, Burrows Paper Corp.
                               (AMT), 7.625%, 6/1/11           659,546
NR        A-             310   Ohio IDR, Enterprise Bond
                               Fund, Cheryl & Co.,
                               (AMT), 5.50%, 12/1/04           307,774
NR        A-             530   Ohio IDR, Enterprise Bond
                               Fund, Cheryl & Co.,
                               (AMT), 5.90%, 12/1/09           530,806

--------------------------------------------------------------------------------
                      OHIO TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
-----------------------------------------------------------------------
                               INDUSTRIAL DEVELOPMENT/ POLLUTION
                               CONTROL REVENUE - (CONTINUED)
NR        A-           1,815   Ohio IDR, Enterprise Bond
                               Fund, Consolidated
                               Biscuit, (AMT), 7.00%,
                               12/1/09                       2,014,051
NR        A-           3,425   Ohio IDR, Enterprise Bond
                               Fund, J J & W LP Project
                               (AMT), 6.70%, 12/1/14         3,536,826
NR        A-             750   Ohio IDR, Enterprise Bond
                               Fund, Luigino's Inc.
                               (AMT), 6.85%, 6/1/01            772,388
NR        A-           1,000   Ohio IDR, Enterprise Bond
                               Fund, Progress Plastic
                               Products, (AMT), 6.80%,
                               12/1/01                       1,086,040
NR        A-           1,525   Ohio IDR, Enterprise Bond
                               Fund, Progress Plastic
                               Products, (AMT), 7.80%,
                               12/1/09                       1,772,660
NR        A-             680   Ohio IDR, Enterprise Bond
                               Fund, Royal Appliance
                               Manufacturing Co., Series
                               1991 #9 (AMT), 7.625%,
                               12/1/11                         758,234
NR        A-           1,000   Ohio IDR, Enterprise Bond
                               Fund, Royal Appliance
                               Manufacturing Co., Series
                               1991 #5 (AMT), 7.625%,
                               12/1/11                       1,115,050
NR        A-           1,800   Ohio IDR, Enterprise Bond
                               Fund, Speco Corp. (AMT),
                               6.60%, 6/1/04                 1,857,186
NR        A-             170   Ohio IDR, Enterprise Bond
                               Fund, Speco Corp. (AMT),
                               6.25%, 6/1/00                   173,553
NR        A-             880   Ohio IDR, Enterprise Bond
                               Fund, VSM Corp., (AMT),
                               7.375%, 12/1/11                 969,936
NR        AA-          1,000   Ohio Pollution Control,
                               Standard Oil Company,
                               6.75%, 12/1/15                1,167,220
Baa2      BBB          4,065   Ohio Water Development
                               Authority, Union Carbide
                               Corp. Project, 5.50%,
                               1/15/07                       3,935,245
Ba2       NR           1,500   Portage County, Kroger
                               Corporation, 7.25%,
                               7/1/99                        1,592,175
Ba2       NR           1,000   Summit County, Kroger
                               Corporation, 6.85%,
                               7/1/99                        1,050,140
                                                         -------------
                                                         $  27,813,727
                                                         -------------
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
----------------------------------------------------------------------
                               INSURED EDUCATION - 1.1%
Aaa       AAA        $ 1,000   Adams & Highland County
                               Local School District
                               (MBIA), 5.25%, 12/1/21    $     923,810
Aaa       AAA          1,500   Delaware County, Buckeye
                               Valley Local School
                               District (MBIA), 5.25%,
                               12/1/20                       1,402,665
Aaa       AAA          1,000   Ohio Higher Education,
                               University of Dayton
                               Project (FGIC), 5.80%,
                               12/1/14                       1,000,720
                                                         -------------
                                                         $   3,327,195
                                                         -------------
                               INSURED GENERAL OBLIGATIONS - 1.5%
Aaa       AAA        $ 1,700   Puerto Rico (AMBAC),
                               Variable, 7/1/15 (1)      $   1,716,898
Aaa       AAA          3,000   Puerto Rico (FSA),
                               Variable, 7/1/22 (1)          3,077,910
                                                         -------------
                                                         $   4,794,808
                                                         -------------
                               INSURED HEALTH CARE - 2.4%
Aaa       AAA        $ 1,945   Hamilton County, Sisters
                               of Charity Health Care
                               System (MBIA), 5.25%,
                               5/15/13                   $   1,819,645
Aa        AA-          5,925   Montgomery County,
                               Sisters of Charity Health
                               Care System (MBIA),
                               5.25%, 5/15/11                5,563,871
                                                         -------------
                                                         $   7,383,516
                                                         -------------
                               INSURED HOSPITALS - 11.7%
Aaa       AAA        $ 2,500   Akron, Bath and Copley
                               Townships Children's
                               Hospital Medical Center
                               of Akron, (AMBAC), 5.25%,
                               11/15/20                  $   2,276,175
Aaa       AAA          1,000   Clermont County, Mercy
                               Health System (AMBAC),
                               Variable, 10/5/21 (1)         1,128,810
Aaa       AAA          1,500   Cuyahoga County, Fairview
                               Hospital, (MBIA), 5.50%,
                               8/15/19                       1,389,270
Aaa       AAA          5,885   Franklin County,
                               Riverside United
                               Methodist (AMBAC), 5.75%,
                               5/15/12                       5,797,961
Aaa       AAA         10,500   Franklin County,
                               Riverside United
                               Methodist (AMBAC), 5.75%,
                               5/15/20                      10,085,565
Aaa       AAA          1,455   Hamilton County, The
                               Christ Hospital (FGIC),
                               5.50%, 1/1/08                 1,472,169
Aaa       AAA          1,500   Hamilton County,
                               Children's Hospital
                               Medical Center, (FGIC),
                               5.00%, 5/15/13                1,370,130
Aaa       AAA          2,750   Mansfield General
                               Hospital (AMBAC), 6.70%,
                               12/1/09                       2,970,028

52
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
-----------------------------------------------------------------------
                               INSURED HOSPITALS -
                               (CONTINUED)
Aaa       AAA          1,000   Montgomery County, Ohio
                               Miami Valley Hospital,
                               (AMBAC), 6.25%, 11/15/16      1,030,000
Aaa       AAA          6,565   Portage County, Robinson
                               Memorial Hospital,
                               (MBIA), 5.80%, 11/15/15       6,272,201
Aaa       AAA          3,500   Stark County, Timken
                               Mercy Medical, (MBIA),
                               5.00%, 12/1/19                3,113,320
                                                         -------------
                                                         $  36,905,629
                                                         -------------
                               INSURED HOUSING - 0.6%
Aaa       AAA        $   990   Ohio Capital Corporation
                               FHA Insured Mortgage
                               Loans, (MBIA), 7.25%,
                               7/1/24                    $   1,032,649
Aaa       AAA            750   Ohio Capital Corporation
                               FHA Insured Mortgage
                               Loans, (MBIA), 6.50%,
                               1/1/25                          763,965
                                                         -------------
                                                         $   1,796,614
                                                         -------------
                               INSURED INDUSTRIAL
                               DEVELOPMENT REVENUE -2.3%
Aaa       AAA        $ 7,000   Ohio Air Quality
                               Development Authority,
                               JMG Funding, L.P.
                               Project, (AMBAC), (AMT),
                               6.375%, 1/1/29            $   7,180,670
                                                         -------------
                               INSURED LEASE - 2.6%
Aaa       AAA        $ 1,000   Ohio Higher Education,
                               University of Dayton,
                               (FGIC), 0%, 12/1/06       $     560,870
Aaa       AAA          8,000   Ohio State Public
                               Building
                               Authority-Workers Comp
                               Facilities (MBIA), 4.50%,
                               4/1/04                        7,785,200
                                                         -------------
                                                         $   8,346,070
                                                         -------------
                               INSURED SPECIAL TAX REVENUE - 4.9%
Aaa       AAA        $ 2,110   Hudson Local School
                               District, (FGIC), 0%,
                               12/15/09                  $     976,656
Aaa       AAA          2,115   Hudson Local School
                               District, (FGIC), 0%,
                               12/15/10                        920,427
Aaa       AAA          2,000   North Canton City School
                               District (AMBAC), 5.90%,
                               12/1/14                       2,024,260
Aaa       AAA          1,400   Pickerington Local School
                               District, (AMBAC), 0%,
                               12/1/11                         562,800
Aaa       AAA          2,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.50%, 7/1/17          1,911,920
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
-----------------------------------------------------------------------
Aaa       AAA          7,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/21          6,435,380
Aaa       AAA          3,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/20          2,762,220
                                                         -------------
                                                         $  15,593,663
                                                         -------------
                               INSURED UTILITIES - 2.4%
Aaa       AAA        $ 1,650   Cleveland Public Power
                               System, (MBIA), 7.00%,
                               11/15/17                  $   1,809,605
Aaa       AAA          2,000   Cuyahoga County Medical
                               Center Utility System
                               (AMT) (MBIA), 6.10%,
                               8/15/15                       2,001,480
Aaa       AAA          1,380   OH Municipal Electric
                               Generation Agency
                               (AMBAC), 5.375%, 2/15/24      1,289,665
Aaa       AAA          2,300   Puerto Rico Electric
                               Power Authority, (FSA),
                               Variable, 7/1/02 (1)          2,548,814
                                                         -------------
                                                         $   7,649,564
                                                         -------------
                               LEASE/COPS - 1.1%
A         NR         $ 1,000   University of Akron COP,
                               West Campus Parking Deck,
                               5.50%, 1/1/14             $     974,080
Baa1      A            2,500   Puerto Rico Public
                               Building Authority,
                               6.00%, 7/1/12                 2,504,675
                                                         -------------
                                                         $   3,478,755
                                                         -------------
                               LIFE CARE - 0.6%
Aa        NR         $ 2,000   Franklin County,
                               Kensington Place Project,
                               6.75%, 1/1/34             $   2,046,600
                                                         -------------
                               SPECIAL TAX REVENUE - 4.2%
Baa1      A          $ 3,000   Puerto Rico Highway &
                               Transportation Authority,
                               6.625%, 7/1/12            $   3,168,450
Baa1      A            1,500   Puerto Rico Highway &
                               Transportation Authority,
                               5.50%, 7/1/15                 1,427,055
Baa1      A            5,000   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/20                 4,466,150
Baa1      A            4,995   Puerto Rico Highway &
                               Transportation Authority,
                               5.00%, 7/1/22                 4,280,216
                                                         -------------
                                                         $  13,341,871
                                                         -------------

--------------------------------------------------------------------------------
                      OHIO TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
----------------------------------------------------------------------
                               TRANSPORTATION - 1.7%
NR        BBB        $ 2,750   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23     $   2,755,913
A1        AA-          2,830   Ohio Turnpike Commission,
                               5.75%, 2/15/24                2,771,617
                                                         -------------
                                                         $   5,527,530
                                                         -------------
                               UTILITIES - 7.2%
NR        BBB        $ 5,500   Guam Power Authority,
                               5.25%, 10/1/13            $   4,960,170
NR        BBB          5,000   Guam Power Authority,
                               5.25%, 10/1/23                4,307,600
Baa1      A-           3,000   Puerto Rico Electric
                               Power Authority, 5.00%,
                               7/1/12                        2,709,060
Baa1      A-             360   Puerto Rico Electric
                               Power Authority, 7.125%,
                               7/1/14                          392,580
Baa1      A-           4,000   Puerto Rico Electric
                               Power Authority, 6.00%,
                               7/1/14                        3,968,440
Baa1      A-          20,165   Puerto Rico Electric
                               Power Authority, 0%,
                               7/1/17                        5,301,379
NR        NR           1,000   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                        1,050,210
                                                         -------------
                                                         $  22,689,439
                                                         -------------
                               WATER & SEWER REVENUE - 0.9%
NR        NR         $   800   The Mahoning Valley
                               Sanitary District, 7.80%,
                               12/15/08                  $     855,392

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY              VALUE
-----------------------------------------------------------------------
NR        NR             950   The Mahoning Valley
                               Sanitary District, 7.80%,
                               12/15/09                      1,013,099
NR        NR           1,000   City of Vermilion, Ohio
                               Water System, 7.25%,
                               8/15/15                       1,066,720
                                                         -------------
                                                         $   2,935,211
                                                         -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $304,406,955)
                                                         $ 316,398,646
                                                         ===============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 36.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.0% to 11.4% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                        Rhode Island Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                          TAX-EXEMPT SECURITIES - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               EDUCATION - 5.1%
Aa        AA          $1,500   Rhode Island Health and
                               Educational Building
                               Corporation, Brown
                               University, 5.375%, 9/1/23  $  1,410,315
A         NR             750   Rhode Island Student Loan
                               Authority, 5.60%, 12/1/12        703,560
                                                            -----------
                                                           $  2,113,875
                                                            -----------
                               ELECTRIC UTILITY - 3.7%
Baa1      A-          $  710   Puerto Rico Electric Power
                               Authority, 5.00%, 7/1/12    $    641,144
Baa1      A-           1,000   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/25         912,910
                                                            -----------
                                                           $  1,554,054
                                                            -----------
                               GENERAL OBLIGATIONS (LOCAL)
                               -0.8%
Ba        NR          $  310   West Warwick, 6.80%,
                               7/15/98                     $    315,670
                                                            -----------
                               GENERAL OBLIGATIONS
                               (TERRITORY) - 3.9%
Baa1      A           $  500   Puerto Rico Public
                               Improvement, 5.50%, 7/1/13  $    477,075
Baa1      A              500   Puerto Rico Public Building
                               Authority, 5.75%, 7/1/15         483,355
NR        BBB            750   Government of Guam, 5.40%,
                               11/15/18                         652,755
                                                            -----------
                                                           $  1,613,185
                                                            -----------
                               HOSPITALS - 5.7%
NR        AA          $1,500   Rhode Island Health and
                               Educational Building
                               Corporation, Landmark
                               Medical Center, 5.875%,
                               10/1/19                     $  1,432,335
NR        A            1,015   Rhode Island Health and
                               Educational Building
                               Corporation, Butler
                               Hospital, 5.125%, 1/1/08         957,135
                                                            -----------
                                                           $  2,389,470
                                                            -----------
                               HOUSING - 16.7%
Aa        AA+         $1,500   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.60%,
                               10/1/25                     $  1,502,370
Aa        AA             100   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.70%,
                               10/1/12                          101,929
Aa        AA             270   Rhode Island Housing and
                               Mortgage Finance
                               Corporation, 6.70%, 10/1/14      280,930

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
Aa        AA+            875   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.80%,
                               10/1/25 (2)                      893,034
Aa        AA+          1,000   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 7.10%,
                               10/1/23                        1,033,790
Aa        AA+          2,000   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 7.55%,
                               10/1/22                        2,137,460
NR        A               35   Rhode Island Housing and
                               Mortgage Finance
                               Corporation, 7.875%,
                               10/1/22                           36,217
Baa       BBB          1,025   Puerto Rico Housing Bank
                               and Finance Agency, 5.125%,
                               12/1/05                          994,527
                                                            -----------
                                                           $  6,980,257
                                                            -----------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE - 3.6%
Baa3      BB+         $  500   Puerto Rico Port Authority,
                               American Airlines, Inc.
                               (AMT), 6.30%, 6/1/23        $    493,499
Aa2       AA           1,000   Rhode Island Industrial
                               Facilities Corp., Mobil
                               Corp., 6.00%, 11/1/14            995,440
                                                            -----------
                                                           $  1,488,939
                                                            -----------
                               INSURED COLLEGE AND
                               UNIVERSITY - 9.8%
Aaa       AAA         $1,000   Rhode Island Health and
                               Educational Building,
                               Providence College Issue
                               (MBIA), 5.60%, 11/1/15      $    954,740
Aaa       AAA            730   Rhode Island Health and
                               Educational Building,
                               Providence College Issue
                               (MBIA), 5.60%, 11/1/22           687,397
Aaa       AAA            500   Rhode Island Health and
                               Educational Building,
                               University of Rhode Island
                               (MBIA), 5.50%, 9/15/13           478,550
Aaa       AAA          2,200   Rhode Island Health and
                               Educational Building,
                               University of Rhode Island
                               (MBIA), 5.25%, 9/15/23         1,966,712
                                                            -----------
                                                           $  4,087,399
                                                            -----------

--------------------------------------------------------------------------------
                  RHODE ISLAND TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               INSURED GENERAL OBLIGATIONS - 7.9%
Aaa       AAA         $  750   Rhode Island Depositors
                               Economic Protection
                               Corporation (MBIA), 5.25%,
                               8/1/21                      $    677,453
Aaa       AAA          1,980   Rhode Island Port Authority
                               and Economic Development
                               Corporation Airport, (FSA),
                               5.25%, 7/1/23                  1,734,539
Aaa       AAA            900   Rhode Island Public
                               Buildings Authority
                               (AMBAC), 5.25%, 2/1/10           866,601
                                                            -----------
                                                           $  3,278,593
                                                            -----------
                               INSURED GENERAL OBLIGATIONS
                               (LOCAL) - 4.7%
Aaa       AAA         $1,000   Burrellville, (MBIA),
                               5.75%, 10/15/17             $    993,800
Aaa       AAA            500   Town of West Warwick,
                               (MBIA), 5.90%, 1/1/05            534,925
Aaa       AAA            480   City of Woonsocket, Water
                               Bonds (MBIA), 5.125%,
                               3/1/13                           454,824
                                                            -----------
                                                           $  1,983,549
                                                            -----------
                               INSURED GENERAL OBLIGATIONS
                               (STATE) - 2.4%
Aaa       AAA         $1,000   State of Rhode Island and
                               Providence Plantations,
                               Consolidated Capital
                               Development (FGIC), 5.50%,
                               7/15/12                     $    999,900
                                                            -----------
                               INSURED GENERAL OBLIGATION
                               (TERRITORY) - 0.6%
Aaa       AAA         $  250   Puerto Rico, Public
                               Improvement Bonds of 1992,
                               Yield Curve Notes (AMBAC),
                               Variable, 7/1/15 (1)        $    252,485
                                                            -----------
                               INSURED HOUSING - 6.1%
Aaa       AAA         $  890   Providence Housing
                               Development Corporation
                               Mortgage, (Barbara Jordan
                               Apartments) (MBIA), 6.50%,
                               7/1/09                      $    917,643
Aaa       AAA          1,075   Villa Excelsior Housing
                               Development Corporation
                               Mortgage (MBIA), 6.75%,
                               1/1/19                         1,103,756
Aaa       AAA            500   Villa Excelsior Housing
                               Development Corporation
                               Mortgage (MBIA), 6.85%,
                               1/1/24                           515,260
                                                            -----------
                                                           $  2,536,659
                                                            -----------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-------------------------------------------------------------------------
                               INSURED LEASE/CERTIFICATE
                               OF PARTICIPATION - 4.6%
Aaa       AAA         $  800   City of Pawtucket, Public
                               Building Authority (CGIC),
                               5.75%, 3/15/14              $    796,368
Aaa       AAA            590   Providence Rhode Island
                               Public Building Authority,
                               Feinstein School (MBIA),
                               5.25%, 12/15/13                  551,249
Aaa       AAA            630   Providence Rhode Island
                               Public Building Authority,
                               Feinstein School (MBIA),
                               5.25%, 12/15/14                  583,947
                                                            -----------
                                                           $  1,931,564
                                                            -----------
                               INSURED WATER & SEWER - 16.6%
Aaa       AAA         $1,500   Kent County Water Authority
                               General Revenue Bonds, 1994
                               Series A (MBIA), 6.35%,
                               7/15/14                     $  1,560,390
Aaa       AAA          1,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.80%, 10/1/09         1,030,650
Aaa       AAA          1,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.80%, 8/1/12          1,003,100
Aaa       AAA            500   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.85%, 10/1/09           515,120
Aaa       AAA          2,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.875%, 10/1/15        1,996,480
Aaa       AAA            750   Rhode Island Clean Water,
                               Safe Drinking Water (MBIA),
                               6.70%, 1/1/15                    800,610
                                                            -----------
                                                           $  6,906,350
                                                            -----------
                               MISCELLANEOUS - 1.1%
Baa1      A-          $  500   Rhode Island Depositors
                               Economic Protection
                               Corporation, 5.75%, 8/1/21  $    476,090
                                                            -----------
                               SPECIAL TAX - 6.7%
Baa       BBB-        $1,500   City of Providence, Rhode
                               Island, Special Obligation
                               Tax Increment Bonds, 7.65%,
                               6/1/16                      $  1,631,490
Baa1      A              750   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/17                    701,258

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               SPECIAL TAX - (CONTINUED)
Baa1      A              500   Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20                    446,615
                                                            -----------
                                                           $  2,779,363
                                                            -----------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $41,635,939)          $ 41,687,402
                                                            ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 52.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.9% to 37.4% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                        West Virginia Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               EDUCATION - 3.2%
NR        BBB-        $1,490   Puerto Rico IM&E
                               (Polytechnic University of
                               Puerto Rico), 5.50%, 8/1/24 $  1,293,424
                                                           ------------
                               ELECTRIC UTILITIES - 11.8%
NR        BBB         $  750   Guam Power Authority,
                               5.25%, 10/1/13              $    676,388
NR        BBB            500   Guam Power Authority,
                               5.25%, 10/1/23                   430,760
NR        BBB            450   Guam Power Authority,
                               6.625%, 10/1/14                  461,111
A2        A            2,000   Harrison, West Virginia PCR
                               (Monongahela Power Company
                               Harrison Station), 6.75%,
                               8/1/24                         2,087,160
A3        BBB+         1,000   Mason, West Virginia PCR
                               (Appalacian Power Co.),
                               6.85%, 6/1/22                  1,050,440
                                                           ------------
                                                           $  4,705,859
                                                           ------------
                               ESCROWED - 1.7%
Aaa       AAA         $2,500   Kanawha-Putnam, West
                               Virginia Single Family
                               Mortgage (AMBAC), 0%,
                               12/1/16                     $    672,925
                                                           ------------
                               HEALTH CARE - 1.9%
NR        NR          $  745   Kanawha, West Virginia IDR
                               (Beverly Enterprises),
                               7.25%, 11/1/04              $    751,102
                                                           ------------
                               HOSPITALS - 9.9%
NR        BBB+        $1,750   Berkeley, West Virginia
                               Building Commission (City
                               Hospital), 6.50%, 11/1/22   $  1,747,655
A1        NR           1,000   West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/23         1,028,530
A1        NR           1,125   West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/16         1,160,303
                                                           ------------
                                                           $  3,936,488
                                                           ------------
                               HOUSING - 4.6%
Aa1       AA+         $1,000   West Virginia Housing
                               Development Finance, 5.45%,
                               11/1/21                     $    907,180
Aa1       AA+          1,000   West Virginia Housing
                               Development Finance, 5.55%,
                               5/1/17                           932,170
                                                           ------------
                                                           $  1,839,350
                                                           ------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
-----------------------------------------------------------------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL REVENUE - 12.5%
NR        A-          $1,375   Jefferson, West Virginia
                               IDR (Royal Venders,
                               Incorporated) (AMT), 5.90%,
                               8/1/04                      $  1,402,321
Baa2      BBB            300   Kanawha, West Virginia IDR
                               (Union Carbide Chemicals
                               and Plastics Company)
                               (AMT), 8.00%, 8/1/20             328,362
A2        NR           1,500   Puerto Rico IM&E (American
                               Home Products Corporation),
                               5.10%, 12/1/18                 1,321,875
Baa3      BB+            925   Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.30%, 6/1/23                    923,696
NR        NR           1,000   Upshur, West Virginia Solid
                               Waste (TJI Project) (AMT),
                               7.00%, 7/15/25                 1,017,510
                                                           ------------
                                                           $  4,993,764
                                                           ------------
                               INSURED EDUCATION - 4.5%
Aaa       AAA         $1,150   West Virginia State College
                               System (AMBAC), 6.00%,
                               4/1/12 (2)                  $  1,164,088
Aaa       AAA            650   West Virginia State
                               University System (AMBAC),
                               6.00%, 4/1/12                    660,329
                                                           ------------
                                                           $  1,824,417
                                                           ------------
                               INSURED ELECTRIC UTILITIES - 13.5%
Aaa       AAA         $2,500   Marshall County PCR (Ohio
                               Power Kammer Plant) (MBIA),
                               5.45%, 7/1/14               $  2,386,825
Aaa       AAA          1,500   Mason County PCR (Ohio
                               Power Company) (AMBAC),
                               5.45%, 12/1/16                 1,425,840
Aaa       AAA            250   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/03 (1)                       279,805
Aaa       AAA          1,400   Putnam County PCR
                               (Appalachian Power Company)
                               (AMBAC), 5.45%, 6/1/19         1,304,898
                                                           ------------
                                                           $  5,397,368
                                                           ------------
                               INSURED GENERAL OBLIGATIONS - 2.5%
Aaa       AAA         $1,000   West Virginia School
                               Building Authority (MBIA),
                               6.00%, 7/1/12               $  1,009,250
                                                           ------------
                               INSURED HOSPITALS - 15.7%
Aaa       AAA         $1,000   West Virginia HFA (Linked
                               Bulls & Bears) (MBIA),
                               6.10%, 1/1/18               $  1,007,600

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                               INSURED HOSPITALS -
                               (CONTINUED)
Aaa       AAA            200   West Virginia HFA
                               (University Hospital)
                               (MBIA), 5.00%, 6/1/13            179,592
Aaa       AAA          2,000   West Virginia HFA
                               (University Hospital)
                               (MBIA), 5.00%, 6/1/16          1,756,180
Aaa       AAA          2,300   West Virginia HFA (Cabell
                               Huntington Hospital)
                               (AMBAC), 6.25%, 1/1/19         2,346,782
Aaa       AAA          1,000   West Virginia HFA
                               (Charleston Area Medical
                               Center) (MBIA), 5.75%,
                               9/1/13                           972,720
                                                           ------------
                                                           $  6,262,874
                                                           ------------
                               INSURED TRANSPORTATION - 2.0%
Aaa       AAA         $1,250   West Virginia Parkways
                               Economic Development and
                               Tourism Authority (FGIC),
                               0%, 5/15/04                 $    793,888
                                                           ------------
                               INSURED WATER & SEWER - 11.1%
Aaa       AAA         $1,500   Huntington City Sewerage
                               System (FSA), 5.375%,
                               11/1/23                     $  1,412,085
Aaa       AAA          1,000   Parkersburg City Waterworks
                               (MBIA), 6.375%, 9/1/19         1,036,110
Aaa       AAA            500   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 5.75%, 11/1/19        485,395
Aaa       AAA            810   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 5.50%, 11/1/23        751,162
Aaa       AAA            750   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 6.00%, 11/1/14        754,170
                                                           ------------
                                                           $  4,438,922
                                                           ------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------------
                               SOLID WASTE - 2.6%
A2        A           $1,000   Braxton, West Virginia
                               Solid Waste (Weyerhaeuser)
                               (AMT), 6.50%, 4/1/25        $  1,022,740
                                                           ------------
                               SPECIAL TAX REVENUE - 2.3%
Baa1      A           $  500   Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20               $    446,615
Baa1      A              500   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                    475,681
                                                           ------------
                                                           $    922,294
                                                           ------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $40,032,289)          $ 39,864,667
                                                           =============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 49.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.0% to 20.9% total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                              Tax Free Portfolios
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                          CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
ASSETS:
  Investments --
     Identified cost                                     $381,719,158    $661,202,447    $277,979,560     $27,181,386
     Unrealized appreciation                               24,303,093      33,808,006      17,523,995       1,162,683
                                                         ------------    ------------    ------------     -----------
  Total investments, at value (Note 1A)                  $406,022,251    $695,010,453    $295,503,555     $28,344,069
  Cash                                                            589       5,917,921           6,632              38
  Receivable for investments sold                              50,000          45,000      13,030,253       1,555,677
  Interest receivable                                       6,743,380      15,155,609       5,219,546         492,405
  Deferred organization expenses (Note 1D)                     14,563          21,095          12,432           1,700
                                                         ------------    ------------    ------------     -----------
       Total assets                                      $412,830,783    $716,150,078    $313,772,418     $30,393,889
                                                         ------------    ------------    ------------     -----------
LIABILITIES:
  Demand note payable (Note 5)                           $  2,032,000    $    --         $  2,018,000     $   405,000
  Payable for investments purchased                           --              --            9,507,914         975,907
  Payable for when-issued securities (Note 1F)                --            3,936,280              --         --
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                              103,125         --               61,875          16,500
  Payable to affiliates --
     Trustees' fees                                             4,638           5,150           4,126             426
     Custodian fee                                              8,667           1,879           4,381           1,946
  Accrued expenses                                             12,215           3,633           5,875           1,150
                                                         ------------    ------------    ------------     -----------
       Total liabilities                                 $  2,160,645    $  3,946,942    $ 11,602,171     $ 1,400,929
                                                         ------------    ------------    ------------     -----------
NET ASSETS applicable to investors' interest in
  Portfolio                                              $410,670,138    $712,203,136    $302,170,247     $28,992,960
                                                         ============    ============    ============     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                         $386,540,544    $678,395,130    $284,750,352     $27,858,037
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                      24,129,594      33,808,006      17,419,895       1,134,923
                                                         ------------    ------------    ------------     -----------
       Total                                             $410,670,138    $712,203,136    $302,170,247     $28,992,960
                                                         ============    ============    ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                     NEW YORK           OHIO         RHODE ISLAND     WEST VIRGINIA
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     ------------     -------------
ASSETS:
  Investments --
     Identified cost                               $610,645,613     $304,406,955     $41,635,939       $40,032,289
     Unrealized appreciation (depreciation)          31,702,974       11,991,691          51,463          (167,622)
                                                   ------------     ------------     -----------       -----------
  Total investments, at value (Note 1A)            $642,348,587     $316,398,646     $41,687,402       $39,864,667
  Cash                                                      696              522         999,953               122
  Receivable for investments sold                    17,612,917          998,095         --              1,251,526
  Interest receivable                                10,635,275        5,490,518         771,453           698,045
  Deferred organization expenses (Note 1D)               14,921            9,316           1,744             1,738
                                                   ------------     ------------     -----------       -----------
       Total assets                                $670,612,396     $322,897,097     $43,460,552       $41,816,098
                                                   ------------     ------------     -----------       -----------
LIABILITIES:
  Demand note payable (Note 5)                     $    476,000     $  3,860,000     $   --            $   970,000
  Payable for investments purchased                  16,908,493          --              504,263           --
  Payable for daily variation margin on open
     financial futures contracts (Note 1E)              477,125          --               48,125             7,313
  Payable to affiliates --
     Trustees' fees                                       5,150            4,126             426               427
     Custodian fee                                        1,500            6,183           1,500             1,500
  Accrued expenses                                        7,819           10,140             271             1,797
                                                   ------------     ------------     -----------       -----------
       Total liabilities                           $ 17,876,087     $  3,880,449     $   554,585       $   981,037
                                                   ------------     ------------     -----------       -----------
NET ASSETS applicable to investors' interest in
  Portfolio                                        $652,736,309     $319,016,648     $42,905,967       $40,835,061
                                                   ============     ============     ===========       ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                   $621,396,197     $307,024,957     $42,891,975       $41,009,996
  Unrealized appreciation (depreciation) of
     investments and financial futures contracts
     (computed on the basis of identified cost)      31,340,112       11,991,691          13,992          (174,935)
                                                   ------------     ------------     -----------       -----------
       Total                                       $652,736,309     $319,016,648     $42,905,967       $40,835,061
                                                   ============     ============     ===========       ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                          CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
INVESTMENT INCOME:
  Interest income (Note 1B)                              $ 28,624,042    $ 47,432,310    $ 19,516,946     $1,829,920
                                                         ------------    ------------    ------------    -----------
  Expenses --
     Investment adviser fee (Note 2)                     $  2,121,262    $  3,433,489    $  1,383,407     $   65,442
     Compensation of Trustees not members of
       the Investment Adviser's organization (Note 2)          18,570          21,513          16,111          1,642
     Custodian fee (Note 2)                                   187,581         231,473         135,884         20,589
     Interest expense (Note 5)                                --              267,593         --              --
     Legal and accounting services                             42,258          37,372          30,407         15,822
     Amortization of organization expenses (Note 1D)            5,625           8,830           5,209            620
     Miscellaneous                                            120,219          36,943          91,575         11,551
                                                         ------------    ------------    ------------     ----------
       Total expenses                                    $  2,495,515    $  4,037,213    $  1,662,593     $  115,666
                                                         ------------    ------------    ------------     ----------
     Deduct reduction of investment adviser fee (Note
       2)                                                $    --         $    --         $    --          $   36,759
     Deduct reduction of custodian fee (Note 2)                47,611         220,751          61,501         10,910
                                                         ------------    ------------    ------------     ----------
       Total                                             $     47,611    $    220,751    $     61,501     $   47,669
                                                         ------------    ------------    ------------     ----------
       Net expenses                                      $  2,447,904    $  3,816,462    $  1,601,092     $   67,997
                                                         ------------    ------------    -------------    ----------
           Net investment income                         $ 26,176,138    $ 43,615,848    $ 17,915,854     $1,761,923
                                                         ------------    ------------    ------------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)     $(19,076,355)   $(10,100,669)   $(12,310,806)    $(1,606,974)
     Financial futures contracts                           (3,974,440)    (12,765,513)     (3,356,628)       (429,946)
                                                         ------------    ------------    ------------     -----------
       Net realized loss on investments                  $(23,050,795)   $(22,866,182)   $(15,667,434)    $(2,036,920)
                                                         ------------    ------------    ------------     -----------
  Change in unrealized appreciation (depreciation) --
     Investments                                         $ 34,125,832    $ 54,420,669    $ 24,470,289     $3,291,986
     Financial futures contracts                             (650,309)        --             (482,875)       (49,109)
                                                         ------------    ------------    ------------     ----------
       Net unrealized appreciation of investments        $ 33,475,523    $ 54,420,669    $ 23,987,414     $3,242,877
                                                         ------------    ------------    ------------     ----------
          Net realized and unrealized gain on
            investments                                  $ 10,424,728    $ 31,554,487    $  8,319,980     $1,205,957
                                                         ------------    ------------    ------------     ----------
            Net increase in net assets from operations   $ 36,600,866    $ 75,170,335    $ 26,235,834     $2,967,880
                                                         =============   =============   =============    ==========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                        NEW YORK         OHIO         RHODE ISLAND    WEST VIRGINIA
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                      ------------    -----------     ------------    -------------
INVESTMENT INCOME:
  Interest income (Note 1B)                           $ 41,798,094    $20,219,008     $ 2,510,499      $ 2,448,706
                                                      ------------    ------------    -----------      -----------
  Expenses --
     Investment adviser fee (Note 2)                  $  3,031,508    $ 1,463,895     $   100,476      $    98,033
     Compensation of Trustees not members of
       the Investment Adviser's organization (Note
       2)                                                   20,640         19,598           1,642            1,614
     Custodian fee (Note 2)                                221,548        157,716          25,652           19,975
     Interest expense (Note 5)                             --             114,074           9,944          --
     Legal and accounting services                          37,661         30,478          19,975           22,425
     Amortization of organization expenses (Note 1D)         6,278          3,960             633              631
     Miscellaneous                                         193,968         31,370           8,450           14,013
                                                      ------------    ------------    -----------      -----------
       Total expenses                                 $  3,511,603    $ 1,821,091     $   166,772      $   156,691
                                                      ------------    ------------    -----------      -----------
     Deduct reduction of investment adviser fee
       (Note 2)                                       $    --         $   --          $    50,721      $    32,526
     Deduct reduction of custodian fee (Note 2)            220,048         67,412          16,510            8,102
                                                      ------------    ------------    -----------      -----------
       Total                                          $    220,048    $    67,412     $    67,231      $    40,628
                                                      ------------    ------------    -----------      -----------
       Net expenses                                   $  3,291,555    $ 1,753,679     $    99,541      $   116,063
                                                      ------------    ------------    -----------      -----------
            Net investment income                     $ 38,506,539    $18,465,329     $ 2,410,958      $ 2,332,643
                                                      ------------    ------------    -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)  $(12,293,704)   $(4,554,010)    $  (674,421 )    $  (534,437)
     Financial futures contracts                        (6,983,956)    (2,677,416)       (717,584 )       (623,660)
                                                      ------------    ------------    -----------      -----------
          Net realized loss on investments            $(19,277,660)   $(7,231,426)    $(1,392,005 )    $(1,158,097)
                                                      ------------    ------------    -----------      -----------
  Change in unrealized appreciation
     (depreciation) --
     Investments                                      $ 43,541,560    $20,963,434     $ 2,912,214      $ 2,862,911
     Financial futures contracts                          (498,006)       --              (37,471 )        (52,368)
                                                      ------------    ------------    -----------      -----------
       Net unrealized appreciation of investments     $ 43,043,554    $20,963,434     $ 2,874,743      $ 2,810,543
                                                      ------------    ------------    -----------      -----------
          Net realized and unrealized gain on
            investments                               $ 23,765,894    $13,732,008     $ 1,482,738      $ 1,652,446
                                                      ------------    ------------    -----------      -----------
            Net increase in net assets from
               operations                             $ 62,272,433    $32,197,337     $ 3,893,696      $ 3,985,089
                                                      ============    ============    ===========      ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                        CALIFORNIA         FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                         PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                       -------------    -------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                             $  26,176,138    $  43,615,848    $ 17,915,854     $ 1,761,923
     Net realized loss on investments                    (23,050,795)     (22,866,182)    (15,667,434)    (2,036,920)
     Change in unrealized appreciation of investments     33,475,523       54,420,669      23,987,414       3,242,877
                                                       --------------   --------------   ------------     -----------
       Net increase in net assets from operations      $  36,600,866    $  75,170,335    $ 26,235,834     $ 2,967,880
                                                       --------------   --------------   ------------     -----------
  Capital transactions --
     Contributions                                     $  39,676,667    $  64,327,943    $ 27,917,577     $ 4,982,661
     Withdrawals                                        (110,738,796)    (199,418,295)    (60,522,944)    (8,434,232)
                                                       --------------   --------------   ------------     -----------
       Decrease in net assets resulting from capital
          transactions                                 $ (71,062,129)   $(135,090,352)   $(32,605,367)   $(3,451,571)
                                                       --------------   --------------   ------------    ------------
          Total decrease in net assets                 $ (34,461,263)   $ (59,920,017)   $ (6,369,533)   $  (483,691)
NET ASSETS:
  At beginning of year                                   445,131,401      772,123,153     308,539,780      29,476,651
                                                       --------------   --------------   ------------     ------------
  At end of year                                       $ 410,670,138    $ 712,203,136    $302,170,247     $28,992,960
                                                       ==============   ==============   ============     ===========

--------------------------------------------------------------------------------

                                                      NEW YORK           OHIO         RHODE ISLAND    WEST VIRGINIA
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -------------    ------------     ------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $  38,506,539    $ 18,465,329     $ 2,410,958      $ 2,332,643
     Net realized loss on investments                 (19,277,660)     (7,231,426)     (1,392,005)     (1,158,097)
     Change in unrealized appreciation of
       investments                                     43,043,554      20,963,434       2,874,743        2,810,543
                                                    -------------    ------------     ------------    -------------
       Net increase in net assets from operations   $  62,272,433    $ 32,197,337     $ 3,893,696      $ 3,985,089
                                                    -------------    ------------     ------------    -------------
  Capital transactions --
     Contributions                                  $  61,423,633    $ 24,237,228     $ 9,514,698      $ 3,302,492
     Withdrawals                                     (126,606,533)    (61,829,470)     (8,622,345)     (6,925,830)
                                                    -------------    ------------     ------------    -------------
       Increase (decrease) in net assets resulting
          from
          capital transactions                      $ (65,182,900)   $(37,592,242)    $   892,353      $(3,623,338)
                                                    -------------    ------------     ------------    -------------
          Total increase (decrease) in net assets   $  (2,910,467)   $ (5,394,905)    $ 4,786,049      $   361,751
NET ASSETS:
  At beginning of year                                655,646,776     324,411,553      38,119,918       40,473,310
                                                    -------------    ------------     ------------    -------------
  At end of year                                    $ 652,736,309    $319,016,648     $42,905,967      $40,835,061
                                                    ==============   ==============   ===========     ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FLORIDA
                                         CALIFORNIA PORTFOLIO           PORTFOLIO        MASSACHUSETTS    MISSISSIPPI
                                       -----------------------------    ---------          PORTFOLIO       PORTFOLIO
                                        YEAR ENDED       YEAR ENDED                      -------------    ------------
                                       SEPTEMBER 30,     MARCH 31,                       YEAR ENDED
                                          1994**           1994*                     SEPTEMBER 30, 1994
                                       -------------    ------------    ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income             $ 13,943,369     $ 25,183,098    $  45,081,235    $ 17,598,654     $ 1,360,681
     Net realized gain (loss) on
       investment transactions          (10,624,666)      10,976,521       (5,816,054)     (5,575,616)       (648,050)
     Change in unrealized
       depreciation of investments         (942,071)     (34,132,327)     (84,917,438)    (26,955,377)     (2,341,025)
                                       -------------    -------------   --------------   -------------    ------------
       Net increase (decrease) in net
          assets from operations       $  2,376,632     $  2,027,292    $ (45,652,257)   $(14,932,339)    $(1,628,394)
                                       -------------    -------------   -------------   -------------    ------------
  Capital transactions --
     Contributions                     $ 24,605,354     $553,867,973    $ 174,248,758    $ 73,999,994     $22,605,600
     Withdrawals                        (49,109,598)     (88,736,272)    (128,894,901)    (41,140,572)     (2,733,129)
                                       -------------    -------------   -------------   -------------    ------------
       Increase (decrease) in net
          assets resulting from
          capital transactions         $(24,504,244)    $465,131,701    $  45,353,857    $ 32,859,422     $19,872,471
                                       -------------    -------------   -------------   -------------    ------------
          Total increase (decrease)
            in net assets              $(22,127,612)    $467,158,993    $    (298,400)   $ 17,927,083     $18,244,077
NET ASSETS:
  At beginning of year                  467,259,013          100,020      772,421,553     290,612,697      11,232,574
                                       -------------    -------------   -------------   -------------    ------------
  At end of year                       $445,131,401     $467,259,013    $ 772,123,153    $308,539,780     $29,476,651
                                       ==============   ==============  ==============   ==============   ===========

--------------------------------------------------------------------------------

                                                        NEW YORK          OHIO        RHODE ISLAND    WEST VIRGINIA
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                      ------------    ------------    ------------    -------------
                                                                      YEAR ENDED SEPTEMBER 30, 1994
                                                      -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                            $ 38,006,256    $ 18,012,641    $ 1,702,520      $ 1,998,183
     Net realized loss on investment transactions       (2,555,481)       (413,084)      (572,496)        (467,540)
     Change in unrealized depreciation of
       investments                                     (67,884,728)    (32,855,282)    (3,287,877)      (3,500,185)
                                                      -------------   -------------   ------------    ------------
       Net decrease in net assets from operations     $(32,433,953)   $(15,255,725)   $(2,157,853)     $(1,969,542)
                                                      -------------   -------------   ------------    ------------
  Capital transactions --
     Contributions                                    $135,102,754    $ 78,699,031    $26,648,655      $21,082,434
     Withdrawals                                       (95,828,619)    (37,123,714)    (3,352,183)      (3,399,808)
                                                      ------------    -------------   ------------    ------------
       Increase in net assets resulting from capital
          transactions                                $ 39,274,135    $ 41,575,317    $23,296,472      $17,682,626
                                                      ------------    ------------    ---------- -    ------------
          Total increase in net assets                $  6,840,182    $ 26,319,592    $21,138,619      $15,713,084
NET ASSETS:
  At beginning of year                                 648,806,594     298,091,961     16,981,299       24,760,226
                                                      ------------    ------------    -----------     ------------
  At end of year                                      $655,646,776    $324,411,553    $38,119,918      $40,473,310
                                                      ============    ============    ===========     ============

------------

 * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).


                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                 CALIFORNIA PORTFOLIO                   FLORIDA PORTFOLIO
                                           --------------------------------     ----------------------------------
                                                      YEAR ENDED                            YEAR ENDED
                                           --------------------------------     ----------------------------------
                                                                    MARCH
                                              SEPTEMBER 30,          31,                  SEPTEMBER 30,
                                           -------------------     --------     ----------------------------------
                                             1995     1994****     1994***        1995         1994        1993*
                                           --------   --------     --------     --------     --------     --------
RATIOS (As a percentage of average
  daily net assets):
  Expenses                                    0.59%     0.57% +      0.55% +       0.55%        0.48%        0.47%+
  Net investment income                       6.22%     6.09% +      5.72% +       5.94%        5.65%        5.53%+
Net assets, end of year (000 omitted)      $410,763   $445,131     $467,259     $712,203     $772,123     $772,422
PORTFOLIO TURNOVER                              58%       40%          91%           61%          57%          55%

--------------------------------------------------------------------------------

                                                    MASSACHUSETTS PORTFOLIO              MISSISSIPPI PORTFOLIO
                                                 ------------------------------     -------------------------------
                                                           YEAR ENDED                         YEAR ENDED
                                                         SEPTEMBER 30,                       SEPTEMBER 30,
                                                 ------------------------------     -------------------------------
                                                   1995       1994      1993*        1995        1994       1993**
                                                 --------   --------   --------     -------     -------     -------
RATIOS (As a percentage of average daily net
  assets)++:
  Net expenses                                      0.56%     0.51%       0.49%+      0.27%       0.05%       0.00%+
  Net investment income                             6.00%     5.74%       5.72%+      5.97%       5.67%       4.49%+
Net assets, end of year (000 omitted)            $302,170   $308,540   $290,613     $28,993     $29,477     $11,233
PORTFOLIO TURNOVER                                    87%       53%         38%         52%         38%         11%

++The operating expenses of the Mississippi Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net
  assets):
  Expenses                                                                            0.39%       0.32%       0.25%+
  Net investment income                                                               5.85%       5.40%       4.24%+

   + Annualized.
   * For the period from the start of business, February 1, 1993, to September 30, 1993.
  ** For the period from the start of business, June 11, 1993, to September 30, 1993.
 *** For the period from the start of business, May 3, 1993 to March 31, 1994. **** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                   NEW YORK PORTFOLIO                       OHIO PORTFOLIO
                                           ----------------------------------     ----------------------------------
                                                YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                           ----------------------------------     ----------------------------------
                                             1995         1994        1993*         1995         1994        1993*
                                           --------     --------     --------     --------     --------     --------
RATIOS (As a percentage of average
  daily net assets):
  Expenses                                    0.54%        0.48%        0.48%+       0.57%        0.51%        0.49%+
  Net investment income                       5.97%        5.70%        5.64%+       5.80%        5.61%        5.61%+
Net assets, end of year (000 omitted)      $652,736     $655,647     $648,807     $319,017     $324,412     $298,092
PORTFOLIO TURNOVER                              55%          47%          37%          51%          31%          24%

--------------------------------------------------------------------------------

                                                 RHODE ISLAND PORTFOLIO                 WEST VIRGINIA PORTFOLIO
                                            ---------------------------------      ---------------------------------
                                                YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------      ---------------------------------
                                             1995         1994        1993**        1995         1994        1993**
                                            -------      -------      -------      -------      -------      -------
RATIOS (As a percentage of average daily
  net assets)++:
  Net expenses                                0.29%        0.12%        0.00%+       0.31%        0.10%        0.00%+
  Net investment income                       5.96%        5.64%        4.86%+       5.81%        5.52%        4.50%+
Net assets, end of year (000 omitted)       $42,906      $38,120      $16,981      $40,835      $40,473      $24,760
PORTFOLIO TURNOVER                              42%          42%          23%          19%          39%          19%

++ The operating expenses of the Rhode Island and West Virginia Portfolios may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily
  net assets):
  Expenses                                    0.41%        0.33%        0.26%+       0.39%        0.33%        0.21%+
  Net investment income                       5.80%        5.43%        4.60%+       5.73%        5.29%        4.30%+

 + Annualized.
 * For the period from the start of business, February 1, 1993, to September 30, 1993.
** For the period from the start of business, June 11, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

California Tax Free Portfolio (California Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end Management Investment Company. Florida Tax Free Portfolio (Florida Portfolio), Massachusetts Tax Free Portfolio (Massachusetts Portfolio), Mississippi Tax Free Portfolio (Mississippi Portfolio), New York Tax Free Portfolio (New York Portfolio), Ohio Tax Free Portfolio (Ohio Portfolio), Rhode Island Tax Free Portfolio (Rhode Island Portfolio) and West Virginia Tax Free Portfolio (West Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME--Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES--The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATIONAL EXPENSES--Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS--Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1995, each Portfolio paid advisory fees as follows:

    PORTFOLIO          AMOUNT           EFFECTIVE RATE*
------------------   ----------         ----------------
California           $2,121,262               0.50%
Florida               3,433,489               0.47%
Massachusetts         1,383,407               0.46%
Mississippi              65,442               0.22%
New York              3,031,508               0.47%
Ohio                  1,463,895               0.46%
Rhode Island            100,476               0.25%
West Virginia            98,033               0.24%

* Advisory fees paid as a percentage of average daily net assets.

To enhance the net income of the Mississippi Portfolio, Rhode Island Portfolio and West Virginia Portfolio, BMR made a reduction in its fee in the amount of $36,759, $50,721 and $32,526, respectively, for the year ended September 30, 1995.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1995, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the fiscal year ended September 30, 1995, were as follows:

                          CALIFORNIA
                           PORTFOLIO         FLORIDA PORTFOLIO     MASSACHUSETTS PORTFOLIO      MISSISSIPPI PORTFOLIO
                      -------------------    ------------------    ------------------------    ------------------------
Purchases                $ 240,733,525          $442,070,821             $256,567,304                $ 15,055,910
Sales                      289,176,459           538,413,651              272,646,745                  17,241,107

                           NEW YORK                                      RHODE ISLAND               WEST VIRGINIA
                           PORTFOLIO           OHIO PORTFOLIO             PORTFOLIO                   PORTFOLIO
                      -------------------    ------------------    ------------------------    ------------------------
Purchases                $ 355,016,997          $159,675,006             $ 18,875,194                $  7,550,158
Sales                      397,804,899           188,427,313               16,667,230                  10,130,261

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1995, as computed on a federal income tax basis, are as follows:

                                                    CALIFORNIA        FLORIDA       MASSACHUSETTS      MISSISSIPPI
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     ------------     -------------
Aggregate Cost                                     $381,719,158     $661,202,447    $277,979,560       $27,181,386
                                                   ============     ============     ===========      =============
Gross unrealized appreciation                      $ 24,714,474     $ 37,104,327     $17,673,126       $ 1,233,400
Gross unrealized depreciation                           411,381        3,296,321         149,131            70,717
                                                   ------------     ------------     -----------      -------------
     Net unrealized appreciation                   $ 24,303,093     $ 33,808,006     $17,523,995       $ 1,162,683
                                                   ============     ============     ===========      =============

                                                     NEW YORK           OHIO        RHODE ISLAND      WEST VIRGINIA
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     -----------      -------------
Aggregate Cost                                     $610,645,613     $304,406,955     $41,635,939       $40,032,289
                                                   ============     ============     ===========      =============
Gross unrealized appreciation                      $ 34,539,991     $ 13,447,996     $   809,990       $   586,957
Gross unrealized depreciation                         2,837,017        1,456,305         758,527           754,579
                                                   ------------     ------------     -----------      -------------
     Net unrealized appreciation (depreciation)    $ 31,702,974     $ 11,991,691     $    51,463       $  (167,622)
                                                   ============     ============     ===========      =============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle securities transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1995, the California Portfolio, Massachusetts Portfolio, Mississippi Portfolio, New York Portfolio, Ohio Portfolio and West Virginia Portfolio had loan balances outstanding pursuant to this line of credit of $2,032,000, $2,018,000, $405,000, $476,000, $3,860,000
and $970,000, respectively.

For the year ended September 30, 1995, the average daily balance outstanding pursuant to this line of credit, the average interest rate and the maximum outstanding month end balance were as follows:

                                                       MAXIMUM
                                                     OUTSTANDING
                    AVERAGE           AVERAGE         MONTH END
  PORTFOLIO      DAILY BALANCE     INTEREST RATE       BALANCE
-------------    -------------     -------------     -----------
Florida           $ 9,287,587           7.28%        $26,664,000
Ohio                2,928,000           7.27%         9,776,000
Rhode Island          747,882           7.26%         1,370,000

The California, Massachusetts, Mississippi, New York, and West Virginia Portfolios did not have any significant borrowings or allocated fees during the year end September 30, 1995.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 1995, were as follows:

                      FUTURES
                     CONTRACTS                                                    NET UNREALIZED
  PORTFOLIO       EXPIRATION DATE              CONTRACTS             POSITION      DEPRECIATION
--------------    ----------------     -------------------------     --------     --------------
California             12/95              75 U.S. Treasury Bonds       Short         $173,499
Massachusetts          12/95              45 U.S. Treasury Bonds       Short          104,100
Mississippi            12/95              12 U.S. Treasury Bonds       Short           27,760
New York               12/95             347 U.S. Treasury Bonds       Short          362,862
Rhode Island           12/95              35 U.S. Treasury Bonds       Short           37,471
West Virginia          12/95              10 U.S. Treasury Bonds       Short            7,313

At September 30, 1995, each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts. The Florida Portfolio and Ohio Portfolio did not have any open obligations under these financial instruments at September 30, 1995.
--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR

The California Portfolio changed it fiscal year end from March 31 to September 30, effective September 30, 1994.

--------------------------------------------------------------------------------

                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF:
  CALIFORNIA TAX FREE PORTFOLIO
  FLORIDA TAX FREE PORTFOLIO
  MASSACHUSETTS TAX FREE PORTFOLIO
  MISSISSIPPI TAX FREE PORTFOLIO
  NEW YORK TAX FREE PORTFOLIO
  OHIO TAX FREE PORTFOLIO
  RHODE ISLAND TAX FREE PORTFOLIO
  WEST VIRGINIA TAX FREE PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Tax Free Portfolio, Florida Tax Free Portfolio, Massachusetts Tax Free Portfolio, Mississippi Tax Free Portfolio, New York Tax Free Portfolio, Ohio Tax Free Portfolio, Rhode Island Tax Free Portfolio and West Virginia Tax Free Portfolio as of September 30, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and for the California Tax Free Portfolio, the year ended March 31, 1994, and the supplementary data for each of the years in the three-year period ended September 30, 1995. These financial statements and supplementary data are the responsibility of each Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Tax Free Portfolio, Florida Tax Free Portfolio, Massachusetts Tax Free Portfolio, Mississippi Tax Free Portfolio, New York Tax Free Portfolio, Ohio Tax Free Portfolio, Rhode Island Tax Free Portfolio and West Virginia Tax Free Portfolio at September 30, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 27, 1995

--------------------------------------------------------------------------------
Investment Management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUNDS            OFFICERS                      INDEPENDENT TRUSTEES
                 THOMAS J. FETTER              DONALD R. DWIGHT
                 President                     President, Dwight Partners, Inc.
                                               Chairman, Newspaper of New
                 JAMES B. HAWKES                 England, Inc.
                 Vice President, Trustee
                                               SAMUEL L. HAYES, III
                 ROBERT B. MACINTOSH           Jacob H. Schiff Professor of
                 Vice President                  Investment

                 JAMES L. O'CONNOR             Banking, Harvard University
                 Treasurer                       Graduate School of
                                                 Business Administration

                 THOMAS OTIS                   NORTON H. REAMER
                 Secretary                     President and Director,
                                                 United Asset Management
                                                 Corporation

                                               JOHN L. THORNDIKE
                                               Director,
                                                 Fiduciary Company Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser and Consultant

-------------------------------------------------------------------------------
PORTFOLIOS
                 OFFICERS                      INDEPENDENT TRUSTEES
                 THOMAS J. FETTER              DONALD R. DWIGHT
                 President and Portfolio       President, Dwight Partners, Inc.
                 Manager of Florida            Chairman, Newspaper of New
                   and Ohio Tax Free             England, Inc.
                   Portfolios
                                               SAMUEL L. HAYES, III
                 JAMES B. HAWKES               Jacob H. Schiff Professor of
                 Vice President, Trustee         Investment Banking, Harvard
                                                 University
                 ROBERT B. MACINTOSH           Graduate School of
                 Vice President and              Business Administration
                   Portfolio
                 Manager of California and     NORTON H. REAMER
                   Massachusetts               President and Director,
                   Tax Free Portfolios         United Asset Management
                                                 Corporation
                 NICOLE ANDERES
                 Vice President and            JOHN L. THORNDIKE
                 Portfolio Manager of New      Director,
                   York and Rhode Island         Fiduciary Company Incorporated
                   Tax Free Portfolios
                                               JACK L. TREYNOR
                 TIMOTHY T. BROWSE             Investment Adviser
                 Vice President and              and Consultant
                   Portfolio Manager of
                   West Virginia Tax Free
                   Portfolios

                 CYNTHIA J. CLEMSON
                 Vice President and
                   Portfolio Manager of
                   Mississippi Tax Free
                   Portfolios

                 JAMES L. O'CONNOR
                 Treasurer

                 THOMAS OTIS
                 Secretary

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                  EATON VANCE
                                MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 1, 1996

                        EV TRADITIONAL MUNICIPAL FUNDS

EV TRADITIONAL CALIFORNIA MUNICIPALS FUND           EV TRADITIONAL NEW YORK MUNICIPALS FUND
EV TRADITIONAL FLORIDA MUNICIPALS FUND              EV TRADITIONAL OHIO MUNICIPALS FUND
EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND        EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND
EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND

                              24 Federal Street
                             Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund") and certain other series of Eaton Vance Municipals Trust (the "Trust"). As described in the Prospectus, each Fund invests its assets in a separate registered investment company (a "Portfolio") with the same investment objective and policies as the Fund. Each Fund's Part II (a "Part II") provides information solely about a Fund and its corresponding Portfolio. Where appropriate Part I includes cross-references to the relevant sections of Part II.

                              TABLE OF CONTENTS                         Page
                                    PART I
Additional Information about Investment Policies ............            1
Investment Restrictions .....................................            8
Trustees and Officers .......................................            9
Investment Adviser and Administrator ........................           10
Custodian ...................................................           13
Services for Accumulation ...................................           13
Service for Withdrawal ......................................           14
Determination of Net Asset Value ............................           14
Investment Performance ......................................           15
Taxes .......................................................           16
Principal Underwriter .......................................           18
Service Plan ................................................           19
Portfolio Security Transactions .............................           20
Other Information ...........................................           21
Independent Certified Public Accountants ....................           22
Financial Statements ........................................           22
Appendix ....................................................           23

                                   PART II
EV Traditional California Municipals Fund ...................          a-1
EV Traditional Florida Municipals Fund ......................          b-1
EV Traditional Massachusetts Municipals Fund ................          c-1
EV Traditional Mississippi Municipals Fund ..................          d-1
EV Traditional New York Municipals Fund .....................          e-1
EV Traditional Ohio Municipals Fund .........................          f-1
EV Traditional West Virginia Municipals Fund ................          g-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information. This Statement of Additional Information is sometimes referred to as the "SAI".


    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED FEBRUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I


    The following information relates generally to the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.


               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income taxes and is not a tax preference item for purposes of the federal alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the federal alternative minimum tax. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the federal alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.


    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
Municipal Obligations of a Particular State. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in particular state issuers of municipal obligations, see "Risks of Concentration" in the Fund's Part II.

Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in industrial revenue bonds might involve (without limitation) the following risks.


    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"). Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.


    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The November, 1995 unemployment rate was 13.4%.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. A reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that changes in the tax treatment of Puerto Rico will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require ratification by the U.S. Congress.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. In September 1995, St. Thomas and St. John were hit by a hurricane and sustained extensive damage. The longer term impact on the tourism industry is not yet known. There can be no assurances that the market for USVI bonds will not be affected. In general, hurricanes and civil unrest have and will continue to have an adverse affect on the tourism industry.

    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced a budget deficit in fiscal years 1989 and in 1990: in 1989 due to wage settlements with the unionized government employees and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).


    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1994, the financial position of Guam was weakened as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.

MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain muncipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.


    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


WHEN ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when- issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.


VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.


LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.


SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").


    Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


                           INVESTMENT RESTRICTIONS


    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:


    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate, (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund; the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this SAI means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to State obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            TRUSTEES AND OFFICERS


    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT, (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (54), Vice President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (52), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.


ROBERT B. MACINTOSH (39), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV, and an employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.


JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary on March 27, 1995.


ERIC G. WOODBURY (38), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodubury was elected Assistant Secretary on June 19, 1995.


    For any additional officers of the Portfolio, see "Additional Officer Information" in the Fund's Part II.


    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the Administrator on behalf of the Fund and the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.


    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                     INVESTMENT ADVISER AND ADMINISTRATOR

     The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 31 long-term state portfolios, 3 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manager, see the Fund's current Prospectus.


    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


    Robert B. MacIntosh is a vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: Hawaii, Louisiana, Massachusetts, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.


    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.

    David C. Reilly is a Vice President of Eaton Vance and BMR. Mr. Reilly, a Chartered Financial Analyst, received a B.S. from Skidmore College. He is a member and former President of the Boston Municipal Analysts Forum. He also holds memberships in the Boston Securities Analysts Society and the Financial Analysts Federation.


    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.

    A commitment may be made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    The Investment Advisory Agreement with BMR may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of January 31, 1996, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Browse, Fetter, MacIntosh, Metzold, Murphy, O'Connor, Reilly and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders, are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN


    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges custody fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other members of the Eaton Vance organization, owns approximately 13% of the stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940. For the custody fees that the Portfolio and the Fund paid to IBT, see "Fees and Expenses" in the Fund's Part II.


                          SERVICES FOR ACCUMULATION

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    INTENDED QUANTITY INVESTMENT -- STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund for which Eaton Vance acts as investment adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $30,000 in EV Traditional California Municipals Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 2.75% of the offering price (2.83% of the net amount invested) which is the rate applicable to single transactions of $50,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her financial service firm ("Authorized Firm") must provide Eaton Vance Distributors, Inc. (the "Principal Underwriter") (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Fund's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gain distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price, (i.e., net asset value plus the applicable sales charge) will have to be deposited with the Transfer Agent. The maintenance of a withdrawal plan concurrently with purchases of additional Fund shares would be disadvantageous because of the sales charge included in such purchases. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when- issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE

    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (which includes the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period, with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. Yield calculations assume a maximum sales charge equal to 3.75% of the public offering price. Actual yield may be affected by variations in sales charges on investments. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus a stated rate. For the yield and taxable equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.


    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering price per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Distributions and Taxes" in the Fund's current Prospectus). For the Fund's distribution rate and effective distribution rate, see "Performance Information" in the Fund's Part II.


    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services Inc., CDA/Wiesenberger or Morningstar, Inc.). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

    Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.


    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the tax equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."


                                    TAXES


    See "Distributions and Taxes" in the Fund's current Prospectus.


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1995 (see the Notes to the Financial Statements incorporated by reference in this SAI). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when- issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    Shares of the Fund may be continuously purchased at the public offering price through certain Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter, through one dealer aggregating $50,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor chilldren. Shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. See "How to Buy Fund Shares" for the discount allowed to Authorized Firms on the sale of Fund shares. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. For the amount of sales charges for sales of Fund shares paid to the Principal Underwriter (and Authorized Firms), see "Fees and Expenses" in the Fund's Part II.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                                 SERVICE PLAN


    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan remains in effect through April 28, 1996, and from year to year thereafter, provided such continuance is approved by a vote of both a majority of (i) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Noninterested Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Noninterested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Noninterested Trustees.


    Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust as prescribed by the Rule. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For the service fees paid by the Fund under the Plan, see "Fees and Expenses" in the Fund's Part II.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                              OTHER INFORMATION


    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Trust is organized as a Massachusetts business trust. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.


    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.


    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS


    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS+

                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


                       STANDARD & POOR'S RATINGS GROUP


INVESTMENT GRADE
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.


                        FITCH INVESTORS SERVICE, INC.


INVESTMENT GRADE BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F- 1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

----------

+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL CALIFORNIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from California State personal income taxes. The Fund currently seeks to meet its investment objective by investing its assets in the California Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION
    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers. Neither the Trust nor the Portfolio has independently verified this information.

  Constitutional Limitations on Taxes and Appropriations
Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

    Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

    Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years.

    Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.


  Obligations of the State of California
    As of August 1, 1995, the State had approximately $19.0 billion of general obligation bonds outstanding, and $1.1 billion remained authorized but unissued. In addition, as of June 30, 1995, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt has gradually risen in recent years: from approximately $15.9 billion in 1991-92 to approximately $19.2 billion in 1994-95. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.


    As of the date of this Statement of Additional Information, general obligation bonds issued by the State of California are rated A1, A, A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.


  Recent Financial Results
    From the 1990-91 fiscal year through the 1994-95 fiscal year, the State faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession and continued through the end of 1993. Following Department of Finance projections that non-farm employment levels would be stable in 1994, employment grew 3% between November 1993 and November 1994. However, unemployment was well above the national average through 1994.

    The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992- 93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year was only about $522 million. Thus,the accumulated budget deficit at June 30, 1994 was approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.

    The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

    1994-95 Budget. The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the past three years. The budget recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget projected operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. The Budget Act projected the effective receipt of about $770 million from the federal government, $360 million of which is to reimburse the State's costs for immigrant-related expenses and the balance is attributable to federal subventions thus reducing State expenditures. Little or none of this money is now expected to be received. The Legislature took no action on a proposal in the January Governor's budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The Governor's 1995-96 budget proposal of January, 1995 included an upward revision of General Fund revenues to $42.4 billion for the 1994-95 fiscal year.

    The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. Although, the 1994-95 Budget Act contains no tax increases, under legislation enacted for the 1993-94 budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year. The 1994-95 budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year. The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

    1995-96 Budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. General Fund revenues and transfers were budgeted at $44.1 billion, a 3.5% increase over 1994-95. Expenditures were budgeted at $43.3 billion, a 4% increase. The accumulated deficit is projected to be eliminated and a small surplus of $28 million is expected to be available in the Special Fund for Economic Uncertainties. Through November, 1995, General Fund revenues were $707 million, or 4.5%, above budgeted amounts.


  Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

  Economy
    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $683 billion in 1993, accounts for about 13% of all personal income in the nation.


    Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is recovering from its worst recession since the 1930s. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade. California's unemployment rate was 8.8% in November, 1995, compared to the previous year's level of 7.7%.


  Other Considerations
    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments which caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

    Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    In early June, 1995, Orange County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait a year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs.

    The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.


    Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the state and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the State. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be underfunded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.


    Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

    Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

    Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.

    Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

    On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

    The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $410,670,138. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $2,121,262 (equivalent to 0.50% of the Portfolio's average daily net assets for such year). For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,141,013 (equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid BMR advisory fees of $2,149,273 (equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995 and for the period from the start of business, May 3, 1993, to the fiscal year ended September 30, 1994, $35,928 and $4,429, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the fiscal year ended September 30, 1995, the Fund paid or accrued $145 of service fees under the Plan.


PRINCIPAL UNDERWRITER
    The total sales charges for sale of shares of the Fund for the fiscal year ended September 30, 1995 was $48,718, all of which was paid to Authorized Firms.

    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $7.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,417 and the Portfolio incurred custody fees of $187,581, which were reduced by fee credits of $47,611.


BROKERAGE
    For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and of the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight ..........       $0           $3,690(2)        $135,000(4)
Samuel L. Hayes, III ......        0            3,659(3)         150,000(5)
Norton H. Reamer ..........        0            3,633            135,000
John L. Thorndike .........        0            3,748            140,000
Jack L. Treynor ...........        0            3,841            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,237 of deferred compensation.
(3) Includes $1,178 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI , Cynthia J. Clemson (32) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since February 1, 1996. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.


                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from December 19, 1985 through September 30, 1995 and for the five and one year periods ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on April 5, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses.

                                                  VALUE OF A $1,000 INVESTMENT


                                                                                TOTAL RETURN                 TOTAL RETURN
                                                            VALUE OF       EXCLUDING SALES CHARGE      INCLUDING SALES CHARGE
  INVESTMENT                INVESTMENT    AMOUNT OF       INVESTMENT     --------------------------  --------------------------
    PERIOD                     DATE      INVESTMENT<F1>   ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------              ----------   --------------  -----------     ------------  ------------  ------------  ------------
Life of the Fund<F2>         12/19/85      $962.68        $1,803.67       87.36%          6.62%         80.37%          6.21%
5 Years Ended 9/30/95<F2>     9/30/90      $962.79        $1,353.21       40.54%          7.03%         35.32%          6.22%
1 Year Ended 9/30/95<F2>      9/30/94      $962.81        $1,058.55        9.94%          9.94%          5.86%          5.86%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Initial investment less the current maximum sales charge of 3.75%.
<F2> If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended September 30, 1995, the yield of the Fund was 5.47%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.47% would be 8.81%, assuming a combined federal and State tax rate of 37.90%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 29, 1995) was 5.72%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.87%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 30.48% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholders owned beneficially and of record the percentage of outstanding shares of the Fund indicated after their name: Wheat First Securities Inc., Glen Allen, VA (25.07%) and Liz Thompson, Healdsburg, CA (8.49%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the 1996 regular federal income tax rates and California State income tax laws and tax rates applicable for 1995.

                                                                                    A FEDERAL AND CALIFORNIA STATE
                                                      COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN            JOINT RETURN         FEDERAL AND        4%      4.5%      5%      5.5%      6%      6.5%      7%
-------------------------  ---------------------      CA STATE       --------------------------------------------------------------
               (TAXABLE INCOME<F1>)                 TAX BRACKET<F2>            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------  ----------------   --------------------------------------------------------------
           Up to $ 24,000         Up to $ 40,100       20.10%          5.01%    5.63%    6.26%    6.88%    7.51%    8.14%    8.76%
      $ 24,001 - $ 58,150    $ 40,101 - $ 96,900       34.70           6.13     6.89     7.66     8.42     9.19     9.95    10.72
      $ 58,151 - $121,300    $ 96,901 - $147,700       37.90           6.44     7.25     8.05     8.86     9.66    10.47    11.27
      $121,301 - $263,750    $147,701 - $263,750       43.04           7.02     7.90     8.78     9.66    10.53    11.41    12.29
          Over - $263,750        Over - $263,750       46.24           7.44     8.37     9.30    10.23    11.16    12.09    13.02

<F1> Net amount subject to federal and California personal income tax after deductions and exemptions.
<F2> The combined tax brackets are calculated using the highest California State rate within the bracket. Taxpayers with taxable income within each bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined tax bracket and taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36%
     and 39.6% over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including California State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL FLORIDA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Fund currently seeks to meet its investment objective by investing its assets in the Florida Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Florida considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Florida issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Florida issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Florida is characterized by rapid population growth and substantial capital needs which are being funded through more frequent debt issuance and pay-as-you-go financing. The State of Florida operates on the basis of a fiscal biennium for its appropriations and expenditures and is constitutionally bound to maintain a balanced budget. The State's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. A constitutional amendment would therefore be necessary to impose such an income tax. Only seven states currently do not impose income taxes on individuals. The lack of an income tax on individuals exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

    In 1993, the Florida constitution was amended to limit the annual growth in the assessed valuation of residential property, which, over time, could constrain growth in property taxes, a major source of revenue for local governments. In 1994, the Florida constitution was amended to limit State revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.

    Florida tourism appears to be suffering the effects of negative publicity regarding crime against tourists in the State,''product maturity,'' higher prices and more aggressive marketing by competing vacation destinations. Although Florida experienced a 4.0% drop in the number of tourists visiting the State in the fiscal year 1993-94, the State anticipates an increase in the number of visiting tourists in the current and succeeding fiscal years. The number of visiting tourists is expected to increase by 0.1% and 4.3% during fiscal years 1995-96 and 1996-97, respectively. The total number of visiting tourists is expected to reach 41.4 million and 43.2 million during fiscal years 1995-96 and 1996-97, respectively.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, the total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5%, and in 1994, the share had edged downward to nearly 5%. This trend is expected to continue as Florida's economy continues to diversify.


                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $712,203,136. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,433,489 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,644,215 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $2,024,390 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAi.


ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995 and for the period from the start of business, April 5, 1994, to the fiscal year ended September 30, 1994, $18,478 and $5,625, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .20% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the fiscal year ended September 30, 1995, the Fund made no service fee payments under the Plan. The Fund began accruing for its service fee payments during the quarter ended June 30, 1995.


PRINCIPAL UNDERWRITER
    The total sales charges for sale of shares of the Fund for the fiscal year ended September 30, 1995 was $71,781, all of which was paid to Authorized Firms.

    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $17.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,366, which were reduced by fee credits of $418 and the Portfolio incurred custody fees of $231,473, which were reduced by fee credits of $220,751.

BROKERAGE
    For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.



TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and of the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight ..........       $0           $4,291(2)        $135,000(4)
Samuel L. Hayes, III ......        0            4,239(3)         150,000(5)
Norton H. Reamer ..........        0            4,200            135,000
John L. Thorndike .........        0            4,322            140,000
Jack L. Treynor ...........        0            4,464            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,439 of deferred compensation.
(3) Includes $1,333 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 28, 1990 through September 30, 1995 and for the five and one year periods ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on April 5, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses.

                                                  VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                 TOTAL RETURN
                                                              VALUE OF       EXCLUDING SALES CHARGE      INCLUDING SALES CHARGE
  INVESTMENT                     INVESTMENT    AMOUNT OF     INVESTMENT     --------------------------  --------------------------
    PERIOD                          DATE      INVESTMENT<F1>   ON 9/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------                  -----------  -----------  ---------------   ------------  ------------  ------------  ------------
Life of the Fund<F2>             8/28/90      $962.16        $1,434.64      49.11%        8.15%         43.46%         7.33%
5 Years Ended 9/30/95<F2>        9/30/90      $962.15        $1,436.07      49.26%        8.32%         43.61%         7.49%
1 Year Ended 9/30/95<F2>         9/30/94      $962.53        $1,064.12      10.59%       10.59%          6.44%         6.44%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Initial investment less the current maximum sales charge of 3.75%.
<F2> If a portion of the Portfolio's and/or the Fund's expenses had not been  subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.90%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.90% would be 7.10%, assuming a federal tax rate of 31%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 29, 1995) was 5.48%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.62%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, BHC Securities, Inc., Philadelphia, PA and Smith Barney, Inc., New York, NY, were the record owners of approximately 7.0% and 6.4%, respectively, of the outstanding shares which were held on behalf of their customers who are beneficial owners of such shares, and as to which they have voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Traditional Florida Tax Free Fund to EV Traditional Florida Municipals Fund on December 8, 1995.


                          TAX EQUIVALENT YIELD TABLE

    The tables below give the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and the Florida intangibles tax laws and tax rates applicable for 1996.


                                                         You are in
If the taxable income on   Or the taxable income on     this federal               In your bracket, a tax-free yield of
 your single return is<F1>  your joint return is<F1>      bracket          4%      4.5%      5%      5.5%     6%     6.5%     7%
------------------------  --------------------------  ----------------    ---------------------------------------------------------
                                                                               equals that of a taxable investment yielding
           Up to $24,000               Up to $40,100       15.00%          4.71%    5.29%    5.88%   6.47%   7.06%   7.65%   8.24%
       $ 24,001-$ 58,150           $ 40,101-$ 96,900       28.00           5.56     6.25     6.94    7.64    8.33    9.03    9.72
       $ 58,151-$121,300           $ 96,901-$147,700       31.00           5.80     6.52     7.25    7.97    8.70    9.42   10.14
       $121,301-$263,750           $147,701-$263,750       36.00           6.25     7.03     7.81    8.59    9.38   10.16   10.94
           Over $263,750               Over $263,750       39.60           6.62     7.45     8.28    9.11    9.93   10.76   11.59


If the taxable income on   Or the taxable income on
 your single return is<F1>  your joint return is<F1>                       4%      4.5%      5%      5.5%     6%     6.5%     7%
------------------------  --------------------------                    -----------------------------------------------------------
                                                                        tax equivalent yield reflecting exemption from intangibles tax:<F2>
           Up to $24,000               Up to $40,100                       4.95%    5.54%    6.13%   6.71%   7.30%   7.89%   8.48%
       $ 24,001-$ 58,150           $ 40,101-$ 96,900                       5.85     6.54     7.23    7.93    8.62    9.31   10.01
       $ 58,151-$121,300           $ 96,901-$147,700                       6.10     6.83     7.55    8.27    9.00    9.72   10.44
       $121,301-$263,750           $147,701-$263,750                       6.58     7.36     8.14    8.92    9.70   10.48   11.26
           Over $263,750               Over $263,750                       6.97     7.80     8.62    9.45   10.28   11.10   11.93

<F1> Net amount subject to federal personal income tax after deductions and exemptions.
<F2> A Florida intangibles tax on personal property of $2.00 per $1,000 is generally imposed after exemptions on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. An example of the effect of the Florida intangibles tax on the tax brackets of Florida taxpayers is as follows. A $10,000 investment subject to the tax would require payment of
     $20 annually in intangibles taxes. If the investment yielded 5.5% annually or $550, the intangibles tax as a percentage of income would be $20/$500 or 3.64%. If a taxpayer were in the 36% federal income tax bracket, assuming the intangibles taxes were deducted as an itemized deduction on the federal return, the taxpayer would be on a combined federal and Florida State tax bracket of 38.33% [36% + (1 - .36) X 3.64%] with respect to such investment. A Florida taxpayer whose intangible personal property is exempt or partially exempt from tax due to the availability of exemptions will have a lower taxable equivalent yield than indicated above.

Note: The federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single and joint filers with adjusted gross incomes in excess of $117,950 and $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account the Florida intangibles tax, state or local taxes, if any, payable on Fund distributions to individuals who are not Florida residents, or intangibles taxes, if any, imposed under the laws of other states. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Massachusetts Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Massachusetts considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Massachusetts issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Beginning in 1989, the Commonwealth's economy slowed significantly. Most of the employment growth during this period was experienced in the services and trade sectors of the economy, while the manufacturing sector continues to suffer employment losses. Like most other industrial states, Massachusetts has seen a shift in employment from manufacturing to more technology and service-based industries. Between 1993 and 1994, per capita personal income in Massachusetts increased 3.6%, as compared to 1.7% for the nation as a whole. The unemployment rate for the Commonwealth fell from 6.4% in October 1994 to 5.3% for October 1995. The national unemployment rate for October 1995 was 5.5%.

    The Commonwealth has closed its fiscal 1995 financial records and published its audited financial information. Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds fiscal 1995 were approximately $16.251 billion, approximately $728 million, or $4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

    Budgeted revenues and other sources to be collected in fiscal 1996 are estimated by the Executive Office for Administration and Finance to be approximately $16.778 billion. This amount includes estimated fiscal 1996 tax revenues of $11.653 billion, which is approximately $490 million, or 4.3%, higher than fiscal 1995 tax revenues.

    In connection with his proposal to reorganize state government, the Governor also announced on November 1, 1995 that he would propose to reduce the personal income tax rate on earned income from 5.95% to 5.45%. Legislation to effectuate such tax reduction is expected to be filed by the Governor in January, 1996 in conjunction with the filing of his budget recommendations for fiscal 1997. The cost to the Commonwealth of the proposed tax reduction has been estimated to be approximately $500 million per year.

    In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive office for Administration and Finance expects annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion (after the expenditure of approximately $37 million in fiscal 1995) of $629 million in fiscal 1996 and approximately $872 million in fiscal 1997. Additional annual increases are also expected in later fiscal years.

    Major infrastructure projects are anticipated over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 90% of the estimated $7.7 billion cost of projects which consist of the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport.

    The Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work on the project began in 1988 and is expected to be completed in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference.

    The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.

    Massachusetts' municipal governments are constrained in their ability to increase local revenues by an initiative passed in 1980, "Proposition 2 1/2". Proposition 2 1/2 limits the amount of property taxes that can be levied in a fiscal year to the lower of 2.5% of fair value or 102.5% of the previous year's levy, unless overridden by a majority of local voters. Proposition 2 1/ 2 also limits the amount the municipality can be charged by certain government entities such as counties. While Proposition 2 1/2 is not a constitutional question and can therefore be amended or abolished by the legislature, it should be noted that no significant challenge has been raised since it took effect. Any fiscal problems encountered by the state amplify the economic and fiscal problems encountered by cities and towns throughout the Commonwealth. Any Commonwealth fiscal problems which result in local aid reductions could, in the absence of overrides, result in payment defaults by local cities and towns and/or ratings downgrades resulting in an erosion of their market value.


                              FEES AND EXPENSES


INVESTMENT ADVISER
    As at September 30, 1995, the Portfolio had net assets of $302,170,247. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,383,407 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,397,963 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $735,829 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $13,833 and $26,572, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $19,884 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $21,745. During such period, contingent deferred sales charges ("CDSCs") aggregating approximately $1,445 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $310,000 (which amount was equivalent to 11.2% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Distribution Plan aggregating $5,800, of which $5,305 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $162.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,543 and the Portfolio incurred custody fees of $135,884, which were reduced by fee credits of $61,501.


BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight ..........       $0           $3,188(2)        $135,000(4)
Samuel L. Hayes, III ......        0            3,172(3)         150,000(5)
Norton H. Reamer ..........        0            3,160            135,000
John L. Thorndike .........        0            3,268            140,000
Jack L. Treynor ...........        0            3,325            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,069 of deferred compensation.
(3) Includes $962 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 19, 1991 through September 30, 1995 and for the one-year period ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                                                  VALUE OF A $1,000 INVESTMENT

                                                                         TOTAL RETURN EXCLUDING          TOTAL RETURN INCLUDING
                                                      VALUE OF                SALES CHARGE                    SALES CHARGE
    INVESTMENT        INVESTMENT     AMOUNT OF       INVESTMENT      ------------------------------  ------------------------------
      PERIOD             DATE       INVESTMENT*      ON 9/30/95        CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
------------------  --------------  ------------  -----------------  --------------  --------------  --------------  --------------
Life of
the Fund**             4/19/91        $962.53         $1,293.16          34.35%          6.84%           29.31%          5.94%
1 Year
Ended
9/30/95**              9/30/94        $962.57         $1,043.86           8.45%          8.45%            4.38%          4.38%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto, Fund shares redeemed within one year of purchase are subject to a CDSC of 1%.
** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.49%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.49% would be 7.39%, assuming a combined federal and State tax rate of 39.28%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 22, 1995) was 4.81%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.92%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 35.67% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date, the following shareholders owned of record the percentages of outstanding shares indicated after their names: Wilkins Management, Inc., NFSC FEBO #CL5-368962, Cambridge, MA (15.62%) and Maurice Lasden & Ann Lasden JTWROS, Canton, MA. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Massachusetts Tax Free Fund to EV Classic Massachusetts Municipals Fund on December 8, 1995 and to EV Traditional Massachusetts Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Massachusetts state income tax laws and tax rates applicable for 1996.

                                                                                   A FEDERAL AND MASSACHUSETTS STATE
                                                      COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN            JOINT RETURN         FEDERAL AND        4%      4.5%      5%      5.5%      6%      6.5%      7%
-------------------------  ---------------------      MA STATE      ---------------------------------------------------------------
               (TAXABLE INCOME)*                    TAX BRACKET+              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------  ----------------  ---------------------------------------------------------------
           Up to $ 24,000         Up to $ 40,100       25.20%          5.35%    6.02%    6.68%    7.35%    8.02%    8.69%    9.36%
        $ 24,001-$ 58,150      $ 40,101-$ 96,900       36.64           6.31     7.10     7.89     8.68     9.47    10.26    11.05
        $ 58,151-$121,300      $ 96,901-$147,700       39.28           6.59     7.41     8.23     9.06     9.88    10.70    11.53
        $121,301-$263,750      $147,701-$263,750       43.68           7.10     7.99     8.88     9.77    10.65    11.54    12.43
            Over $263,750          Over $263,750       46.85           7.53     8.47     9.41    10.35    11.29    12.23    13.17

* Net amount subject to federal and Massachusetts personal income tax after deductions and exemptions.

+ The combined tax rates include a Massachusetts tax rate of 12% applicable to taxable bond interest and dividends, and assume that Massachusetts taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated
  above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%, and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Massachusetts state income taxes) for taxpayers with Adjusted Gross Income in excess of $117,950. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $117,950 and joint filers with Adjusted Gross Income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Massachusetts personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Massachusetts personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" Massachusetts obligations issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Mississippi State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Mississippi Municipals Portfolio (the
"Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Mississippi considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Mississippi issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Mississippi issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Funding of the various State operations is derived principally from the General Fund revenues and Special Fund receipts. For the fiscal year ending June 30, 1995, $4.78 billion in revenue was collected by the Special Fund. The major sources of such revenue being $2.17 billion from Federal grants-in-aid, including $1.18 billion for public health and welfare and $381.2 million for public education. Funding for the General Fund is derived principally from revenues generated by income, corporate, excise and sales taxes as well as profits from the wholesale sales of alcoholic beverages, interest earned on investments, proceeds from sales of various supplies and services, and licensing fees. As of fiscal year ending June 30, 1995, the State derived 40.5% of total revenue from sales taxes, 26.1% from individual income taxes and 10.0% from corporate income taxes. Sales taxes, the largest source of revenue for the General Fund, can be adversely affected by downturns in the economy. In an effort to increase sales tax collections, the Legislature has increased the State sales tax from 6% to 7% effective June 1, 1992. The General Fund had an ending fund balance of $86.5 million for 1995. In the event revenues fall below the amounts projected during the budgeting phase, the Department of Finance Administration has the authority to reduce allocations to agencies and restrict a particular agency's monthly allotment if it appears that that agency may deplete its appropriations prior to the close of the fiscal year. Even with budgetary controls in place, the State has experienced cash flow problems in prior years.

    The following cases which have been reviewed by the Attorney General's office purport to be a representative sampling of the most significant cases in which the State is the defendant and wherein the State's financial resources may be materially adversely affected: (1) an action against the State and certain public officials challenging the constitutionality of the statewide system of higher education; (2) an action against the State regarding the conditions in its penal institutions; and (3) a suit against the Mississippi State Tax Commission alleging improper taxation against multi-state corporations.


                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $28,992,960. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $65,442 (equivalent to 0.22% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $36,759. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $45,841 (equivalent to 0.19% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of expenses related to the operation of the Portfolio in the amount of $19,780. For the period from the Portfolio's start of business, June 11, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $2,303 (equivalent to 0.14% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $1,810. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $14,260 and $19,179, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $17,628 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $18,730. During such period, contingent deferred sales charges ("CDSCs") aggregating approximately $59 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $281,000 (which amount was equivalent to 12.1% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Distribution Plan aggregating $5,039, of which $4,679 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.



PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $92.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund paid IBT $3,130 and the Portfolio incurred custody fees of $20,589, which were reduced by fee credits of $10,910.


BROKERAGE
    For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and of the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight ..........       $0            $336(2)         $135,000(4)
Samuel L. Hayes, III ......        0             324(3)          150,000(5)
Norton H. Reamer ..........        0             316             135,000
John L. Thorndike .........        0             321             140,000
Jack L. Treynor ...........        0             346             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $113 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Cynthia J. Clemson (32) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since June 19, 1995. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from June 11, 1993 through September 30, 1995 and for the one year period ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                                                  VALUE OF A $1,000 INVESTMENT
                                                                                 TOTAL RETURN                  TOTAL RETURN
                                                           VALUE OF         EXCLUDING SALES CHARGE        INCLUDING SALES CHARGE
       INVESTMENT           INVESTMENT     AMOUNT OF      INVESTMENT     ----------------------------  ----------------------------
         PERIOD                DATE       INVESTMENT*     ON 9/30/95      CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
-------------------------  -------------  ------------  ---------------  -------------  -------------  -------------  -------------
Life of the Fund**            6/11/93       $962.49        $1,020.00         5.98%          2.54%          2.00%          0.86%
1 Year Ended
9/30/95**                     9/30/94       $962.25        $1,053.35         9.47%          9.47%          5.36%          5.36%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto, Fund shares redeemed within one year of their purchase are subject to a contingent deferred sales charge of 1%.

** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 3.97%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.97% would be 6.06%, assuming a combined federal and State tax rate of 34.45%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 22, 1995) was 4.43%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.52%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 32.1% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholders owned beneficially and of record the percentage of outstanding shares of the Fund indicated after their name: Shirley Pickich Delcambre, Biloxi, MS (14.6%); George J. Higginbotham, Biloxi, MS (11.8%) and Denis J. Damiens Sr., Madison, MS (7.5%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION


    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Mississippi Tax Free Fund to EV Classic Mississippi Municipals Fund on December 8, 1995 and to EV Traditional Mississippi Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Mississippi State income tax laws and tax rates applicable for 1996.

                                                                                    A FEDERAL AND MISSISSIPPI STATE
                                                      COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN            JOINT RETURN         FEDERAL AND        4%      4.5%      5%      5.5%      6%      6.5%      7%
-------------------------  ---------------------      MS STATE      ---------------------------------------------------------------
               (TAXABLE INCOME*)                    TAX BRACKET+             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------  ----------------  ---------------------------------------------------------------
           Up to $ 24,000         Up to $ 40,100       19.25%          4.95%    5.57%    6.19%    6.81%    7.43%    8.05%    8.67%
        $ 24,001-$ 58,150      $ 40,101-$ 96,900       31.60           5.85     6.58     7.31     8.04     8.77     9.50    10.23
        $ 58,151-$121,300      $ 96,901-$147,700       34.45           6.10     6.86     7.63     8.39     9.15     9.92    10.68
        $121,301-$263,750      $147,701-$263,750       39.20           6.58     7.40     8.22     9.05     9.87    10.69    11.51
            Over $263,750          Over $263,750       42.62           6.97     7.84     8.71     9.59    10.46    11.33    12.20

* Net amount subject to federal and Mississippi personal income tax after deductions and exemptions.

+ The first combined tax bracket is calculated using the highest Mississippi tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that Mississippi taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income. The assumed Mississippi State income tax rate is 5%.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Mississippi State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Mississippi personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Mississippi personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL NEW YORK MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the New York Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain New York considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New York issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The recession lasted longer in New York and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been below the national average primarily due to significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy expanded modestly during 1995 with a pronounced slow-down during the course of the year and is expected to slow gradually during 1996. The unemployment rate for the State for 1995 and 1996 is projected to be 6.5% and 6.9%, respectively, compared to the projected national unemployment rate of 5.6% and 5.8% for 1995 and 1996, respectively. New York City's unemployment rate was 8.0% in October 1995, down from 8.2% a year earlier.


    For the fiscal year 1991-92, the State incurred an operating deficit in the General Fund of $575 million, which, after a $44 million withdrawal from the Tax Stabilization Reserve Fund, was financed through the public issuance of $531 million of 1992 Deficit Notes on March 30, 1992.

    In the 1992-1993 fiscal year, the State began the process of financial reform closing the fiscal year with fund surpluses totalling $738 million. The 1992-1993 fiscal year marked the first time in four years that the State did not have to issue deficit notes to close a budget gap.

    The 1993-1994 fiscal year ended with combined fund balances of $1.539 billion due to an improving national economy, State employment growth, better than projected tax collections and disbursements that were below projections.


    The 1994-1995 fiscal year, which included tax reductions of $476 million, closed with the General Fund in balance and positive fund balances of $157 million and $1 million in the Tax Stabilization Reserve Fund and the Contingency Reserve Fund, respectively. The General Fund, however, suffered an operating deficit of $1.426 billion primarily due to the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year. Tax revenues for the fiscal year fell short of original projections by $1.16 billion, the shortfall being offset by disbursements which were lower than projected and planned spending reductions.


    The 1995-1996 fiscal year budget, adopted in June 1995, includes a planned three-year 20% reduction in the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations. The 1995-1996 State Financial Plan, based on the enacted budget, includes gap-closing actions to offset a previously projected budget gap of $5 billion, the largest in the State's history. Such gap-closing actions include, among others, substantial reductions in social and medical entitlement programs, reductions in State services and capital programs and increased lottery revenues. There can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1995-1996 fiscal year.


    The Governor submitted his proposed budget for the 1996-1997 fiscal year budget earlier than required by State law hoping the State legislature will adopt the budget prior to the beginning of the fiscal year on April 1, 1996. The Governor's proposed 1996-1997 budget identifies a potential budget gap of approximately $3.9 billion and proposes significant expenditure reductions in the State's health, welfare and educational programs and projects significant increases in federal health aid to eliminate the potential budget gap. There can be no assurances that the Governor's budget proposals will be adopted as proposed, the expenditure reductions can be implemented as envisioned or that increases in federal aid will materialize as expected.

    During the past several years, the State has been forced to borrow on a seasonal basis due to cash flow timing problems. In June, 1990, the Local Government Assistance Corporation ("LGAC") was formed as a public benefit corporation for the purpose of issuing long term obligations designed to eliminate this need. The legislation which created the LGAC specified that the obligations will be amortized over no more than 30 years and put a $4.7 billion dollar cap, net of LGAC proceeds, on the seasonal borrowing program. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. This cap may be exceeded in cases where the Governor and the legislature have certified the need for additional borrowing and have devised a method for reducing it back to the cap no later than the fourth fiscal year after the limit is exceeded. If this cap were to be exceeded, it could result in action by the rating agencies which could adversely affect prices of bonds held by the Portfolio.

    In 1975, New York City encountered severe financial difficulties which impaired and continues to impair the borrowing ability of the City. For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City implemented various actions to close budget gaps of $3.3 billion, $2.1 billion and $3.5 billion for the 1992, 1994 and 1995 fiscal years, respectively. Such actions included, among others, tax increases, service and personnel reductions, productivity savings, debt refinancings, asset sales and cost savings related to employee benefits. The City's financial plan for the 1996 fiscal year sets forth gap-closing actions to close a previously projected budget gap of $3.1 billion for the 1996 fiscal year. Such actions include, among others, substantial reductions in entitlement programs, service and personnel reductions and cost saving initiatives related to labor and pension costs. The City currently projects budget gaps of $1.4 billion, $2.3 billion and $2.7 billion for its 1997, 1998 and 1999 fiscal years, respectively. The City's gap-closing plans for the 1997 through 1999 fiscal years include reductions in City agency expenditures and cost saving actions related to entitlement programs and procurement. There can be no assurance that additional gap-closing measures will not be required, the implementation of which could adversely affect the City's economic base, and there is no assurance that such measures will enable the City to achieve a balanced budget, as required by State law, for any of the 1996 through 1999 fiscal years. The fiscal health of New York City, which is the largest issuer of municipal bonds in the country and a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout the State. Bond values of the Municipal Assistance Corporation, the State of New York, the New York Local Government Assistance Corporation, the New York State Dormitory Authority -- City University, the New York City Municipal Water Finance Authority and The Metropolitan Transportation Authority would be particularly affected by serious financial difficulties encountered by New York City. The Portfolio could be expected to hold bonds issued by many, if not all of these issuers, at any given time.


    Moody's rates the City's general obligation bonds "Baa1" and Fitch rates such bonds "A-". On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on obligations held by the Portfolio.

    The State's economic and fiscal viability are mutually and intricately tied to those of its authorities and localities, which make up the major portion of State bond issuance. Any serious financial difficulties encountered by these entities, including their inability to access capital markets, would have a significant, adverse effect upon the value of bonds issued elsewhere within the State and thus upon the value of the interests in the Portfolio. State plans to reduce aid to local cities and towns may have a negative impact on municipal finances and ratings throughout the State. Such ratings changes could erode the value of their bonds and/or lead to defaults.

    The State either guarantees or supports lease-purchase agreements or contractual obligations, financing arrangements or through moral obligation provisions, a large amount of Authority indebtedness. While debt service is normally paid out of revenues generated by the projects of the Authorities, the State has, from time to time, had to appropriate amounts to enable the Authorities to meet their financial obligations and, in some cases, to prevent default. Certain authorities continue to show financial weakness due to the economy.

                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $652,736,309. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,031,508 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,073,565 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,755,148 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995 and for the period from the start of business, April 15, 1994, to the fiscal year ended September 30, 1994, $20,316 and $5,466, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. During the fiscal year ended September 30, 1995, the Fund made no service fee payments under the Plan.


PRINCIPAL UNDERWRITER
    The total sales charges for sale of shares of the Fund for the fiscal year ended September 30, 1995 was $115,728, all of which was received by Authorized Firms.

    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $47.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,210 which were reduced by fee credits of $1,701 and the Portfolio incurred custody fees of $221,548 which were reduced by fee credits of $220,048.


BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994 and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight .............     $0           $4,093(2)       $135,000(4)
Samuel L. Hayes, III .........      0            4,048(3)        150,000(5)
Norton H. Reamer .............      0            4,013           135,000
John L. Thorndike ............      0            4,133           140,000
Jack L. Treynor ..............      0            4,257           140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,373 of deferred compensation.
(3) Includes $1,302 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Nicole Anderes (34) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 30, 1990 through September 30, 1995 and for the one- and five-year periods ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on April 15, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses.


                                                  VALUE OF A $1,000 INVESTMENT

                                                                              TOTAL RETURN                    TOTAL RETURN
                                     VALUE OF         VALUE OF          EXCLUDING SALES CHARGE          INCLUDING SALES CHARGE
      INVESTMENT     INVESTMENT       INITIAL        INVESTMENT     ------------------------------  -----------------------------
       PERIOD           DATE        INVESTMENT*      ON 9/30/95       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
---------------      ----------     -----------      ----------       ----------      ----------      ----------      -----------
Life of
the Fund**             8/30/90        $962.59        $1,459.27          51.59%           8.52%          45.93%          7.71%
5 Years
Ended
9/30/95**              9/30/90        $962.73        $1,466.78          52.35%           8.77%          46.68%          7.95%
1 Year
Ended
9/30/95**              9/30/94        $962.60        $1,061.91          10.32%          10.32%           6.19%          6.19%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 *Initial investment less the maximum sales charge of 3.75%.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended September 30, 1995, the yield of the Fund was 5.17%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.17% would be 8.52%, assuming a combined federal and State tax rate of 39.32%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 30, 1995) was 5.69%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.84%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, was the record owner of approximately 6.3% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date the following shareholders owned of record the percentages of outstanding shares of the Fund indicated after their names: BHC Securities, Inc., Trade House Account, Philadelphia, PA 19103 (13.9%); and Prudential Securities FBO Sylvia DeBettini Sichel, New York, NY 10028-0809 (6.9%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Traditional New York Tax Free Fund to EV Traditional New York Municipals Fund on December 8, 1995.

                         TAX EQUIVALENT YIELD TABLES


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State and New York City income tax laws in effect for 1996.

                                                 COMBINED
                                                 FEDERAL,
    SINGLE RETURN           JOINT RETURN         NY STATE        A FEDERAL, NEW YORK STATE AND NEW YORK CITY TAX EXEMPT YIELD OF:
----------------------  --------------------    AND NY CITY    --------------------------------------------------------------------
             (TAXABLE INCOME*)                 TAX BRACKET+       4%       4.5%       5%       5.5%       6%       6.5%       7%
--------------------------------------------  ---------------  --------------------------------------------------------------------
                                                                            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
        Up to $ 24,000        Up to $ 40,100      24.79%         5.32%     5.98%     6.65%     7.31%     7.98%     8.64%     9.31%
   $ 24,001 - $ 58,150   $ 40,101 - $ 96,900      36.30          6.28      7.06      7.85      8.63      9.42     10.20     10.99
   $ 58,151 - $121,300   $ 96,901 - $147,700      38.99          6.56      7.38      8.20      9.02      9.83     10.65     11.47
   $121,301 - $263,750   $147,701 - $263,750      43.41          7.07      7.95      8.84      9.72     10.60     11.49     12.37
         Over $263,750         Over $263,750      46.60          7.49      8.43      9.36     10.30     11.24     12.17     13.11

* Net amount subject to federal, New York State and New York City personal income tax (including New York City personal income tax surcharges) after deductions and exemptions.

+ The first two combined tax brackets are calculated using the highest State rate (7.125% effective annualized State tax rate based on a rate of 7.5% for the first 3 months of the 1996 tax year and 7.0% for the remaining 9 months) and the highest City rate (including surcharges) applicable at the upper portion of such bracket. Taxpayers with taxable income below the highest dollar amount in the two lowest brackets may have a lower combined tax bracket and taxable equivalent yield than indicated
  above. The applicable State and City rates are at their maximum (7.125% and 4.457%, respectively) throughout all other brackets.

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State income tax laws in effect for 1996.

                                                 COMBINED
    SINGLE RETURN           JOINT RETURN        FEDERAL AND             A FEDERAL AND NEW YORK STATE TAX EXEMPT YIELD OF:
----------------------  --------------------     NY STATE      --------------------------------------------------------------------
             (TAXABLE INCOME*)                 TAX BRACKET+       4%       4.5%       5%       5.5%       6%       6.5%       7%
--------------------------------------------  ---------------  --------------------------------------------------------------------
                                                                            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
        Up to $ 24,000        Up to $ 40,100      21.06%         5.07%     5.70%     6.33%     6.97%     7.60%     8.23%     8.87%
   $ 24,001 - $ 58,150   $ 40,101 - $ 96,900      33.13          5.98      6.73      7.48      8.22      8.97      9.72     10.47
   $ 58,151 - $121,300   $ 96,901 - $147,700      35.92          6.24      7.02      7.80      8.58      9.36     10.14     10.92
   $121,301 - $263,750   $147,701 - $263,750      40.56          6.73      7.57      8.41      9.25     10.09     10.94     11.78
         Over $263,750         Over $263,750      43.90          7.13      8.02      8.91      9.80     10.70     11.59     12.48

* Net amount subject to federal and New York State and personal income tax after deductions and exemptions.

+ The first combined tax bracket is calculated using the highest State rate (7.125% effective annualized State tax rate based on a rate of 7.5% for the first 3 months of the 1996 tax year and 7.0% for the remaining 9 months) within the bracket. Taxpayers with taxable income below the highest dollar amount in the first bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The applicable State rate is the maximum rate, 7.125%, throughout all other brackets. The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New York State and New York City personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The above-indicated combined federal and New York State/City income brackets assume State and City taxes are itemized deductions and do not take into account the effect of a reduction in the deductibility of itemized deductions (including New York State and City Income Taxes) for taxpayers with adjusted gross income in excess of $117,950, nor do they reflect phaseout of personal exemptions for single and joint filers with adjusted gross income in excess of $117,950 and $176,950, respectively. The effective combined tax brackets and equivalent taxable yields of taxpayers who do not itemize or who are subject to such limitations will be higher than those indicated above. In addition, investors who do not itemize deductions on their federal income tax returns will have higher combined brackets and equivalent taxable yields than indicated above.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL OHIO MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Ohio State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Ohio Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Ohio considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Ohio issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Ohio issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State is effectively prohibited by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order State agencies to operate within the State's means. The State carries out most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated. GRF revenues are derived mainly from personal income and sales taxes and corporate franchise taxes. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.

    The general appropriations act for the 1994-95 biennium was signed by the Governor on July 1, 1993. This act appropriated $30.7 billion for GRF purposes. Appropriations for the first fiscal year of the biennium were approximately 9.2% above those for fiscal year 1993 while those for the second year were approximately 6.6% higher than those for fiscal year 1994. These additional appropriations were mainly for increased costs in most State financed programs such as education, Medicaid, mental health and corrections. During the 1992-1993 biennium, the national economic downturn required a $200 million transfer from the Budget Stabilization Fund ("BSF") to the GRF (the BSF has been replenished, and has a current balance of over $828 million). As fiscal year 1992 progressed, reduced tax collections led to a revenue shortfall. This, in combination with additional expenditures produced a projected budget deficit. The State addressed this deficit through a combination of budget cuts, tax payment accelerations and a depletion of the BSF. A projected fiscal year 1993 gap of $520 million was covered through a combination of tax increases and a reduction in appropriations. The 1994-1995 biennial budget was balanced, and the State's GRF had an ending fund balance of $928 million.

    Local school districts in Ohio receive a major portion of their operating monies from State subsidies, but are dependent upon local taxes for significant portions of their budgets. School districts may submit for voter approval income taxes on the district income of individuals and estates. To date, this income tax has been approved in 117 of the State's 600+ local school districts. A small number of local school districts have in any year required emergency loan approval from the State in order to avoid year-end deficits. Forty-four school districts borrowed $68.6 million in fiscal year 1992 and 27 districts borrowed $94.5 million in 1993, including Cleveland which borrowed $75 million. Twenty-eight districts borrowed $41.1 million in fiscal year 1994 and 29 borrowed $71 million in fiscal year 1995 (including $29.5 million for the Cleveland District).

    Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. A trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals decision to the Ohio Supreme Court. At this time, it is not possible to determine either the outcome or the financial burden which an unfavorable decision would have on either the State's or the local school districts' financial health.

    The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

    Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether the proposal will in fact be submitted, or, if submitted, approved by the electors.


                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1995, the Portfolio had net assets of $319,016,648. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,463,895 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,454,208 (equivalent to 0.45% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $750,672 (equivalent to 0.44% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $20,605 and $20,643, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $14,797 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $15,306. During such period, contingent deferred sales charges ("CDSCs") aggregating approximately $19 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1995 the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $240,000 (which amount was equivalent to 11.1% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Distribution Plan aggregating $4,163, of which $3,946 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $77.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,387 and the Portfolio incurred custody fees of $157,716 which were reduced by fee credits of $67,412.


BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994 and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight .............     $0          $3,287(2)        $135,000(4)
Samuel L. Hayes, III .........      0           3,270(3)         150,000(5)
Norton H. Reamer .............      0           3,254            135,000
John L. Thorndike ............      0           3,364            140,000
Jack L. Treynor ..............      0           3,426            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $1,102 of deferred compensation.
(3) Includes $1,054 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 18, 1991 through September 30, 1995 and for the one-year period ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                                                  VALUE OF A $1,000 INVESTMENT

                                                                     TOTAL RETURN              TOTAL RETURN
                                                    VALUE OF    EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
     INVESTMENT           INVESTMENT   AMOUNT OF   INVESTMENT   -----------------------   -----------------------
       PERIOD                DATE     INVESTMENT*  ON 9/30/95   CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED
  --------------          ----------  -----------  ----------   ----------   ----------   -----------  ----------
Life of the Fund**          4/18/91     $962.46     $1,296.07     34.66%        6.90%       29.61%        6.00%
1 Year Ended
  9/30/95**                 9/30/94     $962.33     $1,055.08      9.64%        9.64%        5.53%        5.53%

Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

------------
* Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto, Fund shares redeemed within one year of their purchase are subject to a CDSC of 1%.

**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.40%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.40% would be 6.85%, assuming a combined federal and State tax rate of 35.76%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 22, 1995) was 4.58%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.67%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 37.9% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date, the following shareholders owned of record the percentages of outstanding shares indicated after their names: NFSC FEBO # OGD-521515, Ellis Brothers Inc., Mt. Vernon, OH 43050 (7.9%); and Paine Webber FBO Mary Alice Wilson, Lucasville, OH 45648-9806 (6.3%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                                    TAXES

    In the opinion of special tax counsel to the Fund, Squire, Sanders & Dempsey, under Ohio law, provided that the Fund continues to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (a fund satisfying such requirements being referred to herein as an "Ohio fund"), (i) dividends paid by the Fund will be exempt from the Ohio personal income tax and any municipal or school district income taxes in Ohio to the extent such dividends are properly attributable to interest on Ohio Obligations, and (2) distributions of "capital gain dividends," as defined in the Internal Revenue Code, which are properly attributable to the Fund's capital gains on the sale or other disposition of Ohio Obligations, will not be subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. Other distributions from the Fund will generally not be exempt from the Ohio personal income tax or municipal or school district income taxes in Ohio.

    Provided the Fund qualifies as an Ohio fund, (1) distributions from the Fund will be excluded from the net income base of the Ohio corporation franchise tax to the extent that such distributions are excludable from gross income for Federal income tax purposes or are properly attributable to interest on Ohio Obligations, and (2) distributions which are derived from the Fund's capital gains on the sale or other disposition of Ohio Obligations, also will be excluded from the net income base of the Ohio corporation franchise tax. However, shares of the Fund will not be excluded from the tax base for purposes of computing such tax on the net worth basis.

    Distributions by the Fund properly attributable to interest on obligations of the United States or the governments of Puerto Rico, the Virgin Islands or Guam or their authorities or municipalities are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporate franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.

                              OTHER INFORMATION


    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Ohio Tax Free Fund to EV Classic Ohio Municipals Fund on December 8, 1995 and to EV Traditional Ohio Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Ohio State income tax laws and tax rates applicable for 1996.

                                                      COMBINED
      SINGLE RETURN            JOINT RETURN         FEDERAL AND              A FEDERAL AND OHIO STATE TAX EXEMPT YIELD OF:
-------------------------  ---------------------     OHIO STATE     ---------------------------------------------------------------
               (TAXABLE INCOME*)                    TAX BRACKET+         4%      4.5%      5%      5.5%      6%      6.5%      7%
------------------------------------------------  ----------------  ---------------------------------------------------------------
                                                                              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
           Up to $ 24,000         Up to $ 40,100       19.42%         4.96%    5.58%    6.21%    6.83%     7.45%    8.07%    8.69%
      $ 24,001 - $ 58,150    $ 40,101 - $ 96,900       32.28          5.91     6.64     7.38     8.12      8.86     9.60    10.34
      $ 58,151 - $121,300    $ 96,901 - $147,700       35.76          6.23     7.01     7.78     8.56      9.34    10.12    10.90
      $121,301 - $263,750    $147,701 - $263,750       40.80          6.76     7.60     8.45     9.29     10.14    10.98    11.82
            Over $263,750          Over $263,750       44.13          7.16     8.05     8.95     9.84     10.74    11.63    12.53

* Net amount subject to federal and Ohio personal income tax after deductions and exemptions.

+ The combined tax brackets are calculated using the highest Ohio State rate within the bracket. The combined tax brackets assume that Ohio taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.
  The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Ohio State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Ohio personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Ohio personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and West Virginia state personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the West Virginia Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain West Virginia considerations is given to investors in view of the Portfolio's policy of concentrating its investments in West Virginia issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of West Virginia issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The economy of the State is based primarily on manufacturing, mining and tourism. Major manufacturing sectors include chemicals and primary metals. The State is the second leading coal producing state and the leading coal exporting state in the nation. The State is also one of the leading oil and gas producing states east of the Mississippi. Technological advancements have reduced the size of employment in the coal industry. The majority of the job creation in the State has occurred in the service sector. The State has taken steps to foster growth in this sector as well as other non-resource related industries.


    Based on a 1990 task force report indicating potential fiscal problems for the State, the State took a number of actions designed to eliminate the projected deficit, including revenue enhancement measures, such as changes to the Consumer Sales and Service tax, and reductions in State spending. The 1994 General Revenue Fund balance was $135 million. Unfunded trust liabilities and a possible reduction of federal aid may have a negative impact on the State's financial position.

    The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Service Tax, the Severance Tax, the Corporate Net Income Tax and the Business Franchise Tax together provided over 80% of the revenue for the General Revenue Fund in the fiscal year ended June 30, 1994. The amounts collected pursuant to the business registration, cigarette, insurance, telecommunications, inheritance, other taxes, liquor profits and racing fees constitute the remainder of the General Revenue Fund, but individually did not account for more than 2.9% of total revenues.


    The federal programs administered in West Virginia are a substantial part of the operation of State government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of State services and the budget process.

                              FEES AND EXPENSES


INVESTMENT ADVISER
    As at September 30, 1995, the Portfolio had net assets of $40,835,061. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $98,033 (equivalent to 0.24% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $32,526. For the fiscal year ended September 30, 1994, BMR would have earned, absent a fee reduction, advisory fees of $82,158 (equivalent to 0.23% of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. For the period from the Portfolio's start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio would have paid BMR, absent a fee reduction, advisory fees of $6,768 (equivalent to 0.15% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $6,768, and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $2,559. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1995 and for the period from the start of business, December 13, 1993, to the fiscal year ended September 30, 1994, $16,838 and $17,812, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended September 30, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $11,015 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $11,217. During such period, no contingent deferred sales charges ("CDSCs") were paid to the Principal Underwriter. The sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $166,000 (which amount was equivalent to 16.1% of the Fund's net assets on such date). During the fiscal year ended September 30, 1995, the Fund paid service fee payments under the Distribution Plan aggregating $3,019, of which $2,937 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $102.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).


CUSTODIAN
    For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,416 and the Portfolio incurred custody fees of $19,975, which were reduced by fee credits of $8,102.


BROKERAGE
    For the fiscal year ended September 30, 1995, the fiscal year ended September 30, 1994, and for the period from the start of business, June 11, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight ..........       $0            $336(2)         $135,000(4)
Samuel L. Hayes, III ......        0             324(3)          150,000(5)
Norton H. Reamer ..........        0             316             135,000
John L. Thorndike .........        0             321             140,000
Jack L. Treynor ...........        0             346             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $113 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Timothy T. Browse (36) has served as a Vice President of the Portfolio since it commenced operations. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1992. Mr. Browse is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Mr. Browse was a Municipal Bond Trader -- Fidelity Management & Research Company (1987-1992).


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from June 11, 1993 through September 30, 1995 and for the one-year period ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on December 13, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                                                  VALUE OF A $1,000 INVESTMENT

                                                                                 TOTAL RETURN                  TOTAL RETURN
                                                                            EXCLUDING SALES CHARGE        INCLUDING SALES CHARGE
       INVESTMENT          INVESTMENT     AMOUNT OF        VALUE ON      ----------------------------  ----------------------------
         PERIOD               DATE       INVESTMENT*       9/30/95        CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
------------------------  -------------  ------------  ----------------  -------------  -------------  -------------  -------------
Life of the Fund**           6/11/93       $962.50        $1,019.86          5.96%          2.54%          1.99%          0.86%
1 Year Ended
9/30/95**                    9/30/94       $962.49        $1,052.51          9.35%          9.35%          5.25%          5.25%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
* Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto, Fund shares redeemed within one year of purchase are subject to a CDSC of 1%.

**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1995, the yield of the Fund was 4.52%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.52% would be 7.01%, assuming a combined federal and State tax rate of 35.49%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 22, 1995) was 4.46%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.55%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 25.84% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date, the following shareholders owned beneficially and of record the percentages of outstanding shares of the Fund indicated after their names: Joseph Beam and Betty S. Beam, Belle, WV (9.08%); William S. Gallagher and Joan P. Gallagher JTWROS, Weirton, WV (19.63%); William D. Strauch & Elaine B. Strauch JTWROS, Wheeling, WV (5.3%) and Joseph M. Sanders, Jr., Bluefield, WV (9.13%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION


    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic West Virginia Tax Free Fund to EV Classic West Virginia Municipals Fund on December 8, 1995 and to EV Traditional West Virginia Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and West Virginia state income tax laws and tax rates applicable for 1995.

                                                                                   A FEDERAL AND WEST VIRGINIA STATE
                                                      COMBINED                           TAX EXEMPT YIELD OF:
   SINGLE RETURN                 JOINT RETURN       FEDERAL AND        4%      4.5%      5%      5.5%      6%      6.5%      7%
-------------------------    -------------------      WV STATE      ---------------------------------------------------------------
               (TAXABLE INCOME*)                    TAX BRACKET+             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------  ----------------  ---------------------------------------------------------------
           Up to $ 23,350         Up to $ 39,000       18.83%         4.93%    5.54%    6.16%    6.78%     7.39%    8.01%    8.62%
      $ 23,351 - $ 56,550    $ 39,001 - $ 94,250       32.68          5.94     6.68     7.43     8.17      8.91     9.66    10.40
      $ 56,551 - $117,950    $ 94,251 - $143,600       35.49          6.20     6.98     7.75     8.53      9.30    10.08    10.85
      $117,951 - $256,500    $143,601 - $256,500       40.16          6.68     7.52     8.36     9.19     10.03    10.86    11.70
          Over   $256,500        Over   $256,500       43.53          7.08     7.97     8.85     9.74     10.62    11.51    12.40

* Net amount subject to federal and West Virginia personal income tax after deductions and exemptions.


+ The combined tax rate for the two lowest federal income tax brackets are calculated using the highest West Virginia tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax rates assume that West Virginia taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The state rate is at its maximum (6.5%) throughout all other brackets. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%, and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including West Virginia state income taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and West Virginia personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for West Virginia personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax and the West Virginia personal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax and the West Virginia minimum tax. The illustrations assume that the federal alternative minimum tax and the West Virginia minimum tax are not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                                                                       [LOGO]
EV TRADITIONAL
MUNICIPAL
FUNDS

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 1996


EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
EV TRADITIONAL FLORIDA MUNICIPALS FUND
EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND
EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND
EV TRADITIONAL NEW YORK MUNICIPALS FUND
EV TRADITIONAL OHIO MUNICIPALS FUND
EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND


EV TRADITIONAL
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte &Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                    T-TFC2/1SAI

EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

                        * EV Traditional California Municipals Fund

                        * EV Traditional Florida Tax Free Fund

                        * EV Traditional New York Tax Free Fund


--------------------------------------------------------------------------------


                                   [LOGO]


--------------------------------------------------------------------------------

                          ANNUAL SHAREHOLDER REPORT

                             SEPTEMBER 30, 1995

                               Table of Contents
ITEM                                                                                           PAGE
Year-end results, listed by state...........................................................     2
President's letter to shareholders..........................................................     3
Management Reports:
           EV Traditional California Municipals Fund .......................................     4
           EV Traditional Florida Tax Free Fund.............................................     5
           EV Traditional New York Tax Free Fund  ..........................................     6

                        INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
                                        FINANCIAL DATA:                                                 TAX DATA:
------------------------------------------------------------------------------------------------------------------------------------
RESULTS FOR THE YEAR        Dividends paid    Fund's NAV      Fund's                 If your combined   The after-tax     Federal
ENDED SEPTEMBER 30, 1995.   by Fund during    per share    distribution               Federal & state  yield you would   income tax
                                period        at 9/30/95  rate at 9/30/95             tax rate is...      need is...    information*
------------------------------------------------------------------------------------------------------------------------------------
EV Traditional CALIFORNIA
Municipals Fund                 $0.605          $10.18        5.94%       [STATE MAP]     43.04%            9.98%          98.74%
------------------------------------------------------------------------------------------------------------------------------------
EV Traditional FLORIDA
Tax Free Fund                   $0.595          $10.45        5.69%       [STATE MAP]     38.25%            9.16%          98.16%
------------------------------------------------------------------------------------------------------------------------------------
EV Traditional NEW YORK
Tax Free Fund                   $0.600          $10.15        5.91%       [STATE MAP]     40.86%            9.94%          98.67%
------------------------------------------------------------------------------------------------------------------------------------

*Percentages represent the amounts of the total dividends paid by the Funds from net investment income during the year ended
 September 30, 1995, that have been designated as exempt-interest dividends. Tax legislation eliminated the exception to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993, at market discounts may generate a small amount of ordinary taxable income.

2

To Shareholders:

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, as Gross Domestic Product should grow only modestly during 1995 at between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995 by realizing strong capital appreciation as a result of this favorable investment environment. However, during this period the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would probably be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds likely would be eliminated.

--------------------------------------------------------------------------------
DESPITE TAX POLICY UNCERTAINTIES, TAX-EXEMPT BONDS YIELD MORE THAN 89% OF TREASURY YIELDS

BAR CHART DEPICTING:

        5.90% 30-YR. AA GENERAL OBLIGATION (GO) BONDS*

        9.21% TAXABLE EQUIPMENT YIELD OF INVESTMENT FOR COUPLE IN 36% TAX
              BRACKET

        6.50% 30-YR. TREASURY BONDS

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield.
Statistics as of September 30, 1995.
Past Performance is no guaranteee of future results.
Source: Bloomberg, L.P.
--------------------------------------------------------------------------------

However, for many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds (because of fears of tax reform) as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

[PICTURE OF THOMAS J. FETTER]                           Sincerely,

                                                        /S/ Thomas J. Fetter

                                                        Thomas J. Fetter
                                                        President
                                                        November 3, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.

--------------------------------------------------------------------------------
Included on the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond
Index. The solid line on the chart represents the Fund's performance. The
Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.
--------------------------------------------------------------------------------

EV Traditional California Municipals Fund

YOUR INVESTMENT AT WORK
Sacramento Cogeneration Authority       [GRAPHIC]
Cogeneration Project Bonds

These bonds are being used to build a gas-fired cogeneration plant that will produce electricity for the Sacramento Municipal Utility District. The plant also will produce steam for a nearby Procter & Gamble manufacturing facility. It is located on a 10-acre parcel next to the Procter & Gamble property.
The project is part of the Municipal Utility District's plan to reduce its purchases of electrical power from local electric utilities. It is scheduled to begin operation in 1996 and will be the second of up to four cogeneration plants to be constructed in the Sacramento area.

-------------------------------------------------------------------------------
[STATE MAP]     PORTFOLIO OVERVIEW
                Based on market value as of Sept. 30, 1995
                Number of issues............................    110
                Average quality.............................    A+
                Investment grade............................    88.3
                Effective maturity..........................    14.67 yrs.

    Largest sectors:
        Lease revenues/Certificates of
        participation.......................................    22.6%
        Escrowed to maturity................................    16.2
        Tax allocation......................................     9.0
        Insured utilities...................................     8.8*
        Housing.............................................     8.6

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE STATE OF THE STATE: California
California's economy is improving slowly. Gains in the northern part of the state -- in San Francisco and the Silicon Valley, for example -- have been partially offset by continued poor economic conditions in Orange and Los Angeles Counties.

The Los Angeles County economy continues to lag, and the Orange County government has been in bankruptcy since December 1994, when losses in the derivatives market drained nearly $1.7 billion from its investment pool. Both counties are finding it necessary to cut back on government services; those cutbacks have the effect of further dampening local economic activity.

While California's long-term economic outlook is positive, its current problems are not likely to end soon, in part because of the magnitude of its outstanding financial issues. The state, home to much import and export business with Pacific Rim countries, has also been hurt by the depressed Japanese economy. It could expect to recover more quickly if the Japanese economy were to improve.

-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITONAL MUNICIPALS FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From May 31, 1994, through September 30, 1995
        ---------------------------------------------------------------------
        AVERAGE ANNUAL RETURN                  1 Year           Life of Fund*
        ---------------------------------------------------------------------
        With 4.75% sales charge                 5.9%                4.7%
        ---------------------------------------------------------------------
        Without sales charge                    9.9%                7.7%
        ---------------------------------------------------------------------

Line Chart depicting the following:
                                   EV TRADITIONAL
             EV TRADITIONAL          CALIFORNIA              LEHMAN BROTHERS
               CALIFORNIA          MUNICIPALS FUND              MUNICIPAL
DATE         MUNICIPALS FUND    W/ MAX. SALES CHARGE:          BOND INDEX
 5/94+          10,000                   9,624                  10,000
 6/94           10,008                   9,631                   9,942
 7/94           10,181                   9,798                  10,121
 8/94           10,223                   9,838                  10,156
 9/94           10,080                   9,700                  10,007
10/94            9,907                   9,534                   9,830
11/94            9,670                   9,306                   9,652
12/94            9,848                   9,477                   9,864
 1/95           10,213                   9,829                  10,146
 2/95           10,544                  10,147                  10,441
 3/95           10,683                  10,280                  10,561
 4/95           10,672                  10,270                  10,574
 5/95           11,034                  10,619                  10,911
 6/95           10,820                  10,413                  10,816
 7/95           10,886                  10,476                  10,918
 8/95           10,985                  10,571                  11,057
 9/95           11,082                  10,665                  11,126

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 5/27/94. + Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
-------------------------------------------------------------------------------

FROM THE PORTFOLIO MANAGER:                     [PICTURE OF ROBERT B. MACINTOSH]

"California is such a large state that we have been able to choose credits for the Portfolio very selectively. In general, we have avoided Los Angeles County debt, though we do hold two relatively secure specialized bonds from the area for yield purposes.

"Similarly, our holdings in Orange County are disproportionately low because of the county's continuing financial problems. Over time, we have been able to assess the full effect of those problems and can say with assurance that the Portfolio's five credits located in the county have not been affected by the county's financial problems."

                                - Robert B. MacIntosh
4

EV Traditional Florida Tax Free Fund

YOUR INVESTMENT AT WORK                         [GRAPHIC]
Martin County Industrial
Development Authority
Indiantown Cogeneration Project

The proceeds of this $125 million bond issue were used to refund bonds issued in 1992 used to build a portion of this cogeneration project.

The power plant will burn coal and will supply electricity to Florida Power & Light Company and steam to Caulkins Indiantown Citrus Company. Construction began in 1992 and is expected to be completed next year.

The 1992 bond proceeds financed the costs of acquiring, building and equipping facilities for treatment of solid wastes associated with operating the coal-fired cogeneration plant.

-------------------------------------------------------------------------------
[STATE MAP]     PORTFOLIO OVERVIEW
                Based on market value as of Sept. 30, 1995
                Number of issues...................................    138
                Average quality....................................     AA-
Investment grade...................................................   92.4%

Effective maturity.................................................  16.83 yrs.

Largest sectors:
    Utilities......................................................   12.5%
    Housing........................................................   10.6
    Insured utilities..............................................    8.5*
    Insured special tax revenue....................................    7.9*
    General obligations............................................    7.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE STATE OF THE STATE: Florida
The Florida economy is relatively strong, helped by solid gains in the business services sector, which is growing at a double-digit rate. Meanwhile, the construction sector has been hampered by slower income and household growth. State agencies project that Florida's population will grow at an annual rate of nearly 2%, not as strong as the state had estimated earlier.

Tourism continues to be a cornerstone of the Florida economy. Tourism levels in 1995 have slightly exceeded the state's expectations.

It is estimated that Florida's unemployment rate through 1995 will be 6.1%, a significant drop from 8.2% at the peak of the recession in 1992.

The 1995 legislative session ended with approval of budget appropriations which, adjusted for inflation, represent the smallest increase in state spending in more than 10 years. Despite the need for substantial expenditures to accommodate continuing growth, Florida's level of debt is considered moderate and its economy stable.
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITONAL
FLORIDA TAX-FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From April 30, 1994, through September 30, 1995
        ---------------------------------------------------------------------
        AVERAGE ANNUAL RETURN                  1 Year           Life of Fund*
        ---------------------------------------------------------------------
        With 4.75% sales charge                  6.4%               6.4%
        ---------------------------------------------------------------------
        Without sales charge                    10.6%               9.2%
        ---------------------------------------------------------------------

Line Chart depicting the following:
                                   EV TRADITIONAL
              EV TRADITIONAL           FLORIDA              LEHMAN BROTHERS
                 FLORIDA            TAX FREE FUND              MUNICIPAL
DATE          TAX FREE FUND     W/ MAX. SALES CHARGE:         BOND INDEX
 4/94+          10,000                   9,626                  10,000
 5/94           10,061                   9,685                  10,087
 6/94           10,001                   9,627                  10,028
 7/94           10,179                   9,798                  10,209
 8/94           10,189                   9,808                  10,244
 9/94           10,009                   9,635                  10,094
10/94            9,760                   9,395                   9,915
11/94            9,518                   9,162                   9,735
12/94            9,831                   9,464                   9,949
 1/95           10,177                   9,797                  10,234
 2/95           10,550                  10,155                  10,532
 3/95           10,632                  10,235                  10,653
 4/95           10,641                  10,244                  10,665
 5/95           11,942                  10,533                  11,005
 6/95           10,764                  10,362                  10,909
 7/95           10,827                  10,423                  11,012
 8/95           10,933                  10,524                  11,152
 9/95           11,069                  10,655                  11,223

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 4/5/94. + Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
-------------------------------------------------------------------------------

FROM THE PORTFOLIO MANAGER:
"The Florida health care market has been somewhat in disarray because of health care reform. As a result, we have exercised caution when looking at health care or hospital bonds. Through our proprietary research, we have been able to buy high-quality hospital bonds at very attractive prices.

"We have employed a two-pronged approach to the Portfolio, with an emphasis on quality and also bonds that allow us to add to yield.

"We are still very constructive on the Florida economy, and we continue to look for discount coupon bonds that add attractive characteristics to the Portfolio."
                              - Thomas J. Fetter

EV Traditional New York Tax Free Fund

YOUR INVESTMENT AT WORK                         [GRAPHIC]
New York State Power Authority

Historically, three of the top issuer names in New York have been "Ports" (Port Authorities of New York and New Jersey), "Powers" (New York State Power Authority) and "Tribes" (Triborough Bridge and Tunnel Authority). Bonds of these three issuers are among the highest rated in the market.

Of the three, we see the most value in Power Authority bonds, especially as a place to weather any coming storm in BBB-rated New York State-appropriated bonds. The Triborough Bridge and Tunnel Authority will likely be under credit pressure as it begins borrowing plans for the MTA subway system.Port Authority bonds typically do not offer the attractive coupon structure available on some Power Authority bonds.

-------------------------------------------------------------------------------
[STATE MAP]     PORTFOLIO OVERVIEW

                Based on market value as of Sept. 30, 1995

                Number of issues...............................        179

                Average quality................................          A+

Investment grade...............................................       98.0%

Effective maturity (years).....................................      14.47

Largest sectors:
    Health care................................................       19.1%
    Education..................................................       12.7
    Special tax revenue........................................       12.5
    Lease/Certificates of
    participation..............................................        8.7
    Escrowed...................................................        7.6
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE STATE OF THE STATE: New York
New York is at a crossroads, with its first new governor in 12 years. Governor George Pataki's first real chance to make his mark comes with next year's budget. The impact of his proposed income tax cuts will be felt much more deeply in the budget for fiscal year 1996-97; it will garner much attention because tax cuts must be accompanied by spending cuts. It has the potential to be Pataki's first big step toward streamlining state government and fulfilling his election promises.

Given the potential for next year's budget process to be especially contentious and given that this year's budget was passed late, as often occurs, the Governor plans an earlier unveiling of the fiscal 1996-97 budget. The goal of matching spending commitments to ongoing revenue resources is positive for the state's long-term credit standing but may produce near-term turmoil.

Of more immediate interest to New York tax-exempt investors is the November voter referendum on state debt reform. New Yorkers will vote on whether to end the state's entrenched process of "backdoor borrowing." If debt reform passes, the state will revamp its borrowing process. Consequently, it currently plans to issue an unusually heavy calendar of state-supported appropriation debt between now and year-end.
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITONAL
NEW YORK TAX-FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From April 30, 1994, through September 30, 1995
        ---------------------------------------------------------------------
        AVERAGE ANNUAL RETURN                  1 Year           Life of Fund*
        ---------------------------------------------------------------------
        With 4.75% sales charge                  6.2%               4.6%
        ---------------------------------------------------------------------
        Without sales charge                    10.3%               7.4%
        ---------------------------------------------------------------------

Line Chart depicting the following:
                                   EV TRADITIONAL
              EV TRADITIONAL          NEW YORK              LEHMAN BROTHERS
                 NEW YORK           TAX FREE FUND              MUNICIPAL
DATE          TAX FREE FUND     W/ MAX. SALES CHARGE:         BOND INDEX
 4/94+          10,000                   9,624                  10,000
 5/94           10,148                   9,766                  10,087
 6/94           10,056                   9,677                  10,028
 7/94           10,240                   9,854                  10,209
 8/94           10,302                   9,914                  10,244
 9/94           10,086                   9,706                  10,094
10/94            9,870                   9,499                   9,915
11/94            9,527                   9,169                   9,735
12/94            9,852                   9,481                   9,949
 1/95           10,198                   9,815                  10,234
 2/95           10,552                  10,155                  10,532
 3/95           10,670                  10,268                  10,653
 4/95           10,683                  10,281                  10,665
 5/95           11,994                  10,580                  11,005
 6/95           10,832                  10,425                  10,909
 7/95           10,909                  10,498                  11,012
 8/95           11,062                  10,646                  11,152
 9/95           11,127                  10,708                  11,223

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 4/5/94. + Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
-------------------------------------------------------------------------------

FROM THE PORTFOLIO MANAGER:                          [PICTURE OF NICOLE ANDERES]

"Anticipating that state-appropriated debt will underperform in the face of a heavy new issuance calendar, we have been reducing the Portfolio's exposure to State appropriation debt and swapping into high-grade debt. Once this wave of debt has come to market, state-appropriated debt should be attractively priced and once again represent a buying opportunity.

"This past summer, during the second leg of the 1995 rally, discount coupon bonds returned to favor. This was an opportunity to sell deep discounts in the New York Portfolio and trade into more moderate discount coupon bonds that should perform comparably to deep discounts in an up market and much better in a down market."
                               - Nicole Anderes
6

                         EV Traditional Tax Free Funds
                              Financial Statements

                                        STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------
                                            Year Ended September 30, 1995
-----------------------------------------------------------------------------------------------------------------
                                                                      TRADITIONAL       TRADITIONAL     TRADITIONAL
                                                                      CALIFORNIA          FLORIDA        NEW YORK
                                                                         FUND              FUND            FUND
                                                                      ----------        ----------      -----------
ASSETS:
    Investment in Portfolio -
      Identified cost                                                 $3,903,533        $3,316,910      $4,204,426
      Unrealized appreciation                                            162,553           116,433         145,278
                                                                      ----------        ----------      ----------
    Total investment in Portfolio, at value (Note 1A)                 $4,066,086        $3,433,343      $4,349,704
    Receivable for Fund shares sold                                           --           101,897          58,238
    Receivable from the Administrator (Note 4)                            35,928            18,478          20,316
    Deferred organization expenses (Note 1D)                               7,023             5,417          11,424
                                                                      ----------        ----------      ----------
            Total assets                                              $4,109,037        $3,559,135      $4,439,682
                                                                      ----------        ----------      ----------

LIABILITIES:
    Dividends payable                                                 $   15,025        $    9,161      $   10,743
    Payable to affiliate -
      Custodian fee                                                          584               584             584
    Accrued expenses                                                         976             1,709           1,218
                                                                      ----------        ----------      ----------
            Total liabilities                                         $   16,585        $   11,454      $   12,545
                                                                      ----------        ----------      ----------
NET ASSETS                                                            $4,092,452        $3,547,681      $4,427,137
                                                                      ==========        ==========      ==========

SOURCES OF NET ASSETS:
    Paid-in capital                                                   $3,982,257        $3,469,904      $4,311,501
    Accumulated net realized loss on investment and
      financial futures transactions (computed on the basis
      of identified cost)                                                (54,302)          (36,980)        (24,399)
    Accumulated undistributed (distributions in excess of)
      net investment income                                                1,944            (1,676)         (5,243)
    Unrealized appreciation of investments and
      financial futures contracts from Portfolio
      (computed on the basis of identified cost)                         162,553           116,433         145,278
                                                                      ----------        ----------      ----------

      Total                                                           $4,092,452        $3,547,681      $4,427,137
                                                                      ==========        ==========      ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                402,063           339,331         436,349
                                                                      ==========        ==========      ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    (net assets / shares of beneficial interest outstanding)              $10.18            $10.45          $10.15
                                                                      ==========        ==========      ==========
COMPUTATION OF OFFERING PRICE PER SHARE
    (100/96.25 of net asset value per share)                              $10.58            $10.86          $10.55
                                                                      ==========        ==========      ==========

On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

                                              STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------
                                            Year Ended September 30, 1995
-----------------------------------------------------------------------------------------------------------------
                                                                      TRADITIONAL      TRADITIONAL     TRADITIONAL
                                                                      CALIFORNIA         FLORIDA        NEW YORK
                                                                         FUND             FUND            FUND
                                                                      -----------      -----------    -----------
INVESTMENT INCOME (NOTE 1B):
    Interest income allocated from Portfolio                           $248,846         $132,655        $180,433
    Expenses allocated from Portfolio                                   (21,267)         (10,594)        (14,041)
                                                                       --------         --------        --------
      Net investment income from Portfolio                             $227,579         $122,061        $166,392
                                                                       --------         --------        --------

    Expenses -
      Service fees (Note 5)                                            $    145         $    265        $    275
      Custodian fee (Note 4)                                              3,417            3,366           3,210
      Transfer and dividend disbursing agent fees                         2,672            1,405           1,914
      Printing and postage                                               23,552           10,293          11,430
      Legal and accounting services                                       5,227            2,866           2,660
      Registration costs                                                     --              514             179
      Amortization of organization expenses (Note 1D)                     1,100            1,638           2,386
      Miscellaneous                                                       1,649              808             238
                                                                       --------         --------        --------
          Total expenses                                               $ 37,762         $ 21,155        $ 22,292
                                                                       --------         --------        --------
      Deduct allocation of expenses to the Administrator (Note 4)      $ 35,928         $ 18,478        $ 20,316
      Deduct reduction of custodian fee (Note 4)                             --              418           1,701
                                                                       --------         --------        --------
          Total                                                        $ 35,928         $ 18,896        $ 22,017
                                                                       --------         --------        --------
            Net expenses                                               $  1,834         $  2,259        $    275
                                                                       --------         --------        --------
                Net investment income                                  $225,745         $119,802        $166,117
                                                                       --------         --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from Portfolio -
      Investment transactions (identified cost basis)                  $(10,920)        $  4,072        $ 16,313
      Financial futures contracts                                       (40,870)         (40,062)        (40,444)
                                                                       --------         --------        --------
          Net realized loss on investments                             $(51,790)        $(35,990)       $(24,131)
    Change in unrealized appreciation of investments                    176,972          142,361         175,270
                                                                       --------         --------        --------
            Net realized and unrealized gain                           $125,182         $106,371        $151,139
                                                                       --------         --------        --------
                Net increase in net assets from operations             $350,927         $226,173        $317,256
                                                                       ========         ========        ========

                       See notes to financial statements
8

                                                STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                   Year Ended September 30, 1995
-------------------------------------------------------------------------------------------------------------------------
                                                                         TRADITIONAL     TRADITIONAL      TRADITIONAL
                                                                          CALIFORNIA       FLORIDA          NEW YORK
                                                                             FUND            FUND             FUND
                                                                         -------------   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
    From operations -
      Net investment income                                                $  225,745      $  119,802      $     166,117
      Net realized loss on investments                                        (51,790)        (35,990)           (24,131)
      Change in unrealized appreciation of investments                        176,972         142,361            175,270
                                                                           ----------      ----------      -------------
          Net increase in net assets from operations                       $  350,927      $  226,173      $     317,256
                                                                           ----------      ----------      -------------
    Distributions to shareholders (Note 2) -
      From net investment income                                           $ (223,651)     $ (119,802)     $    (166,117)
      In excess of net investment income                                          -            (1,539)            (4,961)
      In excess of net realized gain on investments                               -                -                  98
                                                                           ----------      ----------      -------------
          Total distributions to shareholders                              $ (223,651)     $ (121,341)     $    (172,056)
                                                                           ----------      ----------      -------------
    Transactions in shares of beneficial interest (Note 3) -
      Proceeds from sales of shares                                        $1,624,592      $2,378,925      $   3,317,793
      Net asset value of shares issued to shareholders in payment
          of distributions declared                                            51,798          47,959             79,744
      Cost of shares redeemed                                                (812,635)       (229,728)          (497,277)
                                                                           ----------      ----------      -------------
          Increase in net assets from Fund share transactions              $  863,755       2,197,156      $   2,900,260
                                                                           ----------      ----------      -------------
            Net increase in net assets                                     $  991,031      $2,301,988         $3,045,460

NET ASSETS:
    At beginning of year                                                    3,101,421       1,245,693          1,381,677
                                                                           ----------      ----------      -------------
    At end of year                                                         $4,092,452      $3,547,681      $   4,427,137
                                                                           ==========      ==========      =============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
    INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR                $    1,944      $   (1,676)     $      (5,243)
                                                                           ==========      ==========      =============

                      STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                        Year Ended September 30, 1994*
-------------------------------------------------------------------------------------------------------------------------
                                                                                TRADITIONAL     TRADITIONAL     TRADITIONAL
                                                                                 CALIFORNIA       FLORIDA        NEW YORK
                                                                                    FUND           FUND            FUND
                                                                                 -----------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS:
    From operations -
      Net investment income                                                      $   17,972     $   15,078     $   12,891
      Net realized gain (loss) on investments                                        (2,512)          (990)           710
      Unrealized depreciation of investments                                        (14,419)       (25,928)       (29,992)
                                                                                 ----------     ----------     ----------
           Net increase (decrease) in net assets from operations                 $    1,041     $  (11,840)    $  (16,391)
                                                                                 ----------     ----------     ----------
    Distributions to shareholders (Note 2) -
      From net investment income                                                 $  (17,972)    $  (15,078)    $  (12,891)
      In excess of net investment income                                               (150)          (137)          (282)
                                                                                 -----------    -----------    ----------
       Total distributions to shareholders                                       $  (18,122)    $  (15,215)    $  (13,173)
                                                                                 -----------    ----------     ----------
    Transactions in shares of beneficial interest (Note 3) -
      Proceeds from sales of shares                                              $3,194,230     $1,320,013     $1,406,748
      Net asset value of shares issued to shareholders in payment
          of distributions declared                                                   5,353          6,147          4,520
      Cost of shares redeemed                                                       (81,081)       (53,412)           (27)
                                                                                 ----------     ----------     ----------
          Increase in net assets from Fund share transactions                    $3,118,502     $1,272,748     $1,411,241
                                                                                 ----------     ----------     ----------
            Net increase in net assets                                           $3,101,421     $1,245,693     $1,381,677

NET ASSETS:
    At beginning of year                                                            -                -                  -
                                                                                 ----------     ----------     ----------
    At end of year                                                               $3,101,421     $1,245,693     $1,381,677
                                                                                 ==========     ==========     ==========

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR                      $     (150)    $     (137)    $     (282)
                                                                                 ==========     ==========     ==========

* For the Traditional California, Traditional Florida and Traditional New York Funds, the Statements of Changes in Net Assets are for the period from the start of business, May 27, 1994, April 5, 1994, and April 15, 1994, respectively, to September 30, 1994.

                       See notes to financial statements
10

                                                       FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                TRADITIONAL CALIFORNIA FUND    TRADITIONAL FLORIDA FUND   TRADITIONAL NEW YORK FUND
                                                ---------------------------    ------------------------   -------------------------
                                                  YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                ---------------------------    ------------------------   -------------------------
                                                     1995         1994**          1995         1994**        1995         1994**
                                                   -------       -------         -------      -------       -------      -------
NET ASSET VALUE, beginning of year                 $ 9.840       $10.000         $10.020      $10.000       $ 9.780      $10.000
                                                   -------       -------         -------      -------       -------      -------
INCOME (LOSS) FROM OPERATIONS:
    Net investment income                          $ 0.610       $ 0.209         $ 0.587      $ 0.288       $ 0.583      $ 0.271
    Net realized and unrealized
      gain (loss) on investments                     0.335        (0.158)          0.438        0.023++       0.390       (0.214)
                                                   -------       -------         -------      -------       -------      -------
      Total income from operations                 $ 0.945       $ 0.051         $ 1.025      $ 0.311       $ 0.973      $ 0.057
                                                   -------       -------         -------      -------       -------      -------

LESS DISTRIBUTIONS:
    From net investment income                     $(0.605)      $(0.209)        $(0.587)     $(0.288)      $(0.583)     $(0.271)
    In excess of net investment income                  --        (0.002)         (0.008)      (0.003)       (0.017)      (0.006)
    In excess of net realized capital
        gain on investments                             --            --              --           --        (0.003)          --
                                                   -------       -------         -------      -------       -------      -------

      Total distributions                          $(0.605)      $(0.211)        $(0.595)     $(0.291)      $(0.603)     $(0.277)
                                                   -------       -------         -------      -------       -------      -------

NET ASSET VALUE, end of year                       $10.180       $ 9.840         $10.450      $10.020       $10.150      $ 9.780
                                                   =======       =======         =======      =======       =======      =======

TOTAL RETURN (2)                                      9.94%         0.50%          10.59%        3.10%        10.32%        0.56%
RATIOS/SUPPLEMENTAL DATA*:

    Net assets, end of year (000 omitted)          $ 4,093       $ 3,101         $ 3,548      $ 1,246       $ 4,427      $ 1,382
    Ratio of net expenses to average daily
        net assets (1)                                0.63%         0.54%+          0.66%        0.50%+        0.59%        0.44%+
    Ratio of net investment income to average
        daily net assets                              6.08%         5.60%+          5.68%        5.30%+        5.77%        5.36%+

*  For the year ended September 30, 1995 and for the period from the start of business May 27, 1994, April 5, 1994, and April 15,
   1994 (for the Traditional California Fund, Traditional Florida Fund and Traditional New York Fund, respectively), to
   September 30, 1994, the operating expenses of the Funds reflect an allocation of expenses to the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                    $ 0.513       $  0.158        $ 0.497      $ 0.081       $ 0.512      $ 0.156
                                                   =======       =======         =======      =======       =======      =======

  Ratios
   (As a percentage of average daily net assets):

      Expenses (1)                                    1.60%          1.92%+         1.53%        2.48%+        1.29%        2.71%+
      Net investment income                           5.11%          4.22%+         4.81%        3.32%+        5.07%        3.09%+

**    For the Traditional California, Traditional Florida and the Traditional New York Funds, the Financial Highlights are for the
      period from the start of business, May 27, 1994, April 5, 1994 and April 15, 1994, respectively, to September 30, 1994.
+     Annualized.
++    The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(1)   Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(2)   Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

                       See notes to financial statements

                         Notes to Financial Statements
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (1940 Act), as amended, as an open-end management investment company. The Trust presently consists of sixty-six Funds, three of which are included in these financial statements. They include EV Traditional California Municipals Fund ("Traditional California Fund"), which is registered under the 1940 Act as a diversified management inv estment company, EV Traditional Florida Tax Free Fund ("Traditional Florida Fund"), and EV Traditional New York Tax Free Fund ("Traditional New York Fund"), each of which is registered under the 1940 Act as a non-diversified management investment company. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional California Fund invests its assets in the California Tax Free Portfolio, the Traditional Florida Fund invests its assets in the Florida Tax Free Portfolio, and the Traditional New York Fund invests its assets in the New York Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Funds' proportionate interest in the net assets of that Portfolio (1.0%, 0.5% and 0.7% at September 30, 1995 for the Traditional California Fund, the Traditional Florida Fund, and the Traditional New York Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME - Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At September 30, 1995, the Funds, for Federal income tax purposes, had capital loss carryovers, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for Federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund                                 Amount  Expires
---------------------------------------------------------------
Traditional California Fund         $74,380  September 30, 2003
                                      1,420  September 30, 2002
Traditional Florida Fund              2,396  September 30, 2003
                                        636  September 30, 2002
Traditional New York Fund             3,063  September 30, 2003

Additionally, at September 30, 1995, net capital losses of $36,910, and $31,826 for the Traditional Florida Fund and Traditional New York Fund, respectively, attributable to securities transactions incurred after October 31, 1994 are treated as arising on the first day of each Fund's next taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for Federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. OTHER - Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statements purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

--------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:
                                                      TRADITIONAL                   TRADITIONAL                TRADITIONAL
                                                    CALIFORNIA FUND                 FLORIDA FUND              NEW YORK FUND
                                                ------------------------      ------------------------   ------------------------
                                                YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                ------------------------      ------------------------   ------------------------
                                                  1995            1994*           1995         1994*       1995          1994*
                                                -------         --------        -------       -------     -------       -------
Sales                                           165,155         322,759         232,635       128,981     336,733       140,815
Issued to shareholders selecting to receive
    payment of distributions in Fund shares       5,199             536           4,700           605       8,010           458
Redemptions                                     (83,462)         (8,124)        (22,345)       (5,245)    (49,664)           (3)
                                                -------         -------         -------       -------     -------       -------
        Net Increase                             86,892         315,171         214,990       124,341     295,079       141,270
                                                =======         =======         =======       =======     =======       =======

*  For period from the start of business, May 27, 1994, April 5, 1994 and
   April 15, 1994 for the Traditional California Fund, Traditional Florida Fund and Traditional New York Fund, respectively, to September 30, 1994.

--------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the year ended September 30, 1995, $35,928, $18,478 and $20,316 of expenses related to the operation of the Traditional California Fund, Traditional Florida Fund and Traditional New York Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee.

With respect to Fund shares sold prior to March 27, 1995, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Trust's Principal Underwriter, receives a contingent deferred sales charge (CDSC) on shareholder redemptions made within 18 months of purchase, where the initial investment in a Fund was $1 million or more. EVD did not receive any CDSC during the year ended September 30, 1995. No CDSC will be levied on shareholder redemptions of Fund shares acquired on or after March 27, 1995.

Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

(5) SERVICE PLAN

--------------------------------------------------------------------------------
Each Fund has adopted a service plan (the Plan) designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers, Inc. The Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented each Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized

Firms in amounts not exceeding 0.20% (0.25% for the Traditional California
Fund) of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 1995, the Traditional California, Traditional Florida and Traditional New York Funds paid or accrued service fees of $145, $265 and $275, respectively.

Certain of the officers and Trustees of the Funds are officers and directors of EVD.

--------------------------------------------------------------------------------
(6) INVESTMENT TRANSACTIONS
Increases and decreases in each Fund's investment in its corresponding
Portfolio for the year ended September 30, 1995 were as follows:
                                                       TRADITIONAL            TRADITIONAL            TRADITIONAL
                                                     CALIFORNIA FUND         FLORIDA FUND           NEW YORK FUND
                                                     ---------------         ------------           -------------
Increases                                              $3,279,453             $2,334,986             $3,345,664
Decreases                                               1,024,678                319,943                613,677

14

                          INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Traditional California Municipals Fund, EV Traditional Florida Tax Free Fund and EV Traditional New York Tax Free Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) as of September 30, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended September 30, 1995 and for the period from the start of business to September 30, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at September 30, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


                                                           DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

                                 California Tax Free Portfolio
                         Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------------------
                                 TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        COGENERATION -  3.4%
NR          BBB-        $  2,985        Central Valley Financing
                                        Authority, Carson Ice-Gen
                                        Project, 6.20%, 7/1/20                  $ 2,914,584
NR          BBB-          10,900        Sacramento Cogeneration
                                        Authority, Procter &
                                        Gamble Project,
                                        6.50%, 7/1/21                            10,987,636
                                                                                -----------
                                                                                $13,902,220
                                                                                -----------
                                        ESCROWED TO MATURITY - 16.2%
NR          NR          $    130        City of Commerce Joint
                                        Powers Financing Authority,
                                        8.00%, 3/1/22                           $   153,456
NR          BBB            2,000        City of Rancho Mirage
                                        Joint Powers Financing
                                        Authority, Civic Center,
                                        7.50%, 4/1/17                             2,320,380
Aaa         AAA            8,000        County of Sacramento,
                                        SFMRB (GNMA), (AMT),
                                        8.125%, 7/1/16 (2)9,771,840
Aaa         AAA            6,000        County of Sacramento,
                                        SFMRB (GNMA), (AMT),
                                        8.25%, 1/1/21 (2)                         7,790,400
Aaa         AAA           14,285        County of Sacramento,
                                        SFMRB (GNMA), (AMT),
                                        8.50%, 11/1/16 (2)                       18,319,941
Aaa         AAA            3,000        City and County of San
                                        Francisco Sewer System
                                        Secondary "RITES", (AMBAC),
                                        Variable, 10/1/21 (1)                     3,604,680
Baa1        A-             2,375        City of San Luis Obispo,
                                        Capital Improvement
                                        Board, 8.25%, 6/1/06                      2,489,523
NR          BBB            1,575        Fontana Public Financing
                                        Authority, North Fontana
                                        Redevelopment Project,
                                        7.75%, 12/1/20                            1,871,462
Aaa         AAA            6,400        Port of Oakland, (BIGI),
                                        0%, 11/1/05                               3,784,960
NR          NR             3,200        Oceanside California
                                        Community Development
                                        Commission, 8.40%, 6/1/18                 3,357,408
NR          NR             3,000        Poway Redevelopment
                                        Agency, Paguay
                                        Redevelopment Project,
                                        7.75%, 12/15/21                           3,567,420
NR          BBB+           1,000        City of Upland, Police
                                        Building Construction,
                                        8.20%, 8/1/16                             1,054,870
NR          NR             4,000        Huntington Beach Public
                                        Financing Authority,
                                        Huntington Beach Redevelop-
                                        ment Projects, 8.375%, 5/1/18             4,472,080
NR          NR             2,975        Sacramento-Yolo Port
                                        District Port Facilities,
                                        8.30%, 12/1/03                            3,286,125
                                                                                -----------
                                                                                $65,844,545
                                                                                -----------
                                        GENERAL OBLIGATIONS - 1.9%
Baa1        A           $  3,000        Puerto Rico,
                                        6.50%, 7/1/23                           $ 3,131,640
AA          Aa             5,000        East Bay Municipal
                                        Utilities District,
                                        Wastewater System,
                                        5.00%, 4/1/15                             4,435,100
                                                                                -----------
                                                                                $ 7,566,740
                                                                                -----------
                                        HOSPITALS - 1.1%
NR          BBB+        $  2,700        City of Stockton,
                                        Dameron Hospital
                                        Association,
                                        8.30%, 12/1/14                          $ 2,854,818
NR          A              1,500        Woodland, Memorial
                                        Hospital, 8.20%, 8/1/15                   1,610,175
                                                                                -----------
                                                                                $ 4,464,993
                                                                                -----------
                                        HOUSING - 8.6%
Aa          AA-         $  3,770        California Housing
                                        Finance Agency (HFA),
                                        (AMT), 7.375%, 8/1/11                   $ 3,923,288
Aa          AA-              800        California HFA, 7.375%,
                                        8/1/17                                      855,792
Aa          AA-            5,000        California HFA, (AMT),
                                        7.40%, 8/1/26                             5,381,050
Aa          AA-            3,875        California HFA,
                                        (AMT), 7.50%, 8/1/25                      4,150,513
Aa          AA-            8,185        California HFA (FHA),
                                        (AMT), 7.65%, 8/1/23                      8,549,724
Aa          AA-            2,500        California HFA,
                                        8.10%, 8/1/16                             2,571,800
Aa          AA-            2,500        California HFA,
                                        8.20%, 8/1/17                             2,596,875
Aa          AA-            1,325        California HFA,
                                        (AMT), 8.60%, 8/1/19                      1,394,165
Aa3         NR                60        California HFA,
                                        9.875%, 8/1/10                               61,343
A           NR               845        The Housing Authority
                                        of the County of Los
                                        Angeles, 7.875%, 8/1/16                     874,541
NR          NR             2,000        The Housing Authority
                                        of the County of Los
                                        Angeles, 10.50%, 12/1/29                  2,061,700

16

--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        HOUSING (CONTINUED)
NR          A+            2,050         City of Oakland HFA,
                                        7.10%, 1/1/10                             2,086,716
NR          AAA             495         County of Riverside,
                                        California HFA,
                                        (GNMA), (AMT),
                                        6.85%, 10/1/16                              526,452
                                                                                -----------
                                                                                $35,033,959
                                                                                -----------
                                        INSURED-EDUCATION - 1.0%
Aaa         AAA         $ 3,330         Regents of the University
                                        of California, (MBIA),
                                        4.75%, 9/1/21                           $ 2,770,826
Aaa         AAA           1,500         Regents of the University
                                        of California, (AMBAC),
                                        4.875%, 9/1/19                            1,280,340
                                                                                -----------
                                                                                $ 4,051,166
                                                                                -----------
                                        INSURED-GENERAL OBLIGATION - 0.3%
Aaa         AAA         $ 4,700         Roseville Unified High
                                        School District, (FGIC),
                                        0%, 6/1/20                              $ 1,032,919
                                                                                -----------
                                        INSURED-HOUSING - 0.2%
Aaa         AAA         $   720         California HFA, (MBIA),
                                        (AMT), 7.00%, 8/1/23                    $   752,177
                                                                                -----------
                                        INSURED-HOSPITALS - 1.1%
Aaa         AAA         $ 5,250         Anaheim Memorial
                                        Hospital, (AMBAC),
                                        5.125%, 5/15/20                         $ 4,547,813
                                                                                -----------
                                        INSURED-LEASE REVENUE/
                                        CERTIFICATE OF PARTICIPATION - 4.3%
Aaa         AAA         $ 3,300         California Statewide
                                        Communities Development
                                        Authority, Motion Picture
                                        and Television Fund,
                                        (AMBAC), 5.68%, 1/1/24                  $ 3,052,401
Aaa         AAA           7,700         Moulton Niguel
                                        Water District, (AMBAC),
                                        4.80%, 9/1/17                             6,548,003
Aaa         AAA           4,350         Stockton, California
                                        Wastewater Treatment Plant,
                                        (FGIC), 6.80%, 9/1/24                     4,701,350
Aaa         AAA          13,985         Visalia Unified School
                                        District, (MBIA),
                                        0%, 12/1/17                               3,206,201
                                                                                -----------
                                                                                $17,507,955
                                                                                -----------
                                        INSURED-TAX ALLOCATION - 1.0%
Aaa         AAA         $ 4,850         City of San Jose
                                        Redevelopment Agency,
                                        (MBIA), 4.75%, 8/1/24                   $ 4,000,086
                                        INSURED-TRANSPORTATION - 3.1%
Aaa         AAA         $10,000         Port of Oakland, (AMT),
                                        (BIGI), 0%, 11/1/19                     $ 1,734,500
Aaa         AAA          10,000         Airports Commission
                                        City and County of San
                                        Francisco, San Francisco
                                        International Airport,
                                        (MBIA), 6.75%, 5/1/13                    10,807,200
                                                                                -----------
                                                                                $12,541,700
                                                                                -----------
                                        INSURED-UTILITIES - 8.8%
Aaa         AAA         $ 5,700         Anaheim Public Financing
                                        Authority, Anaheim
                                        Electric Utility, (FGIC),
                                        5.75%, 10/1/22                          $ 5,444,754
Aaa         AAA           8,000         Northern California Power
                                        Agency "RIBS," (MBIA),
                                        Variable, 9/2/25 (1)                      8,640,960
Aaa         AAA           3,500         Sacramento Municipal
                                        Utilities District, (MBIA),
                                        6.375%, 8/15/22                           3,627,820
Aaa         AAA           4,000         Southern California Public
                                        Power Authority, (FGIC),
                                        Variable, 7/1/12 (1)                      4,000,000
Aaa         AAA           6,915         Southern California Public
                                        Power Authority, (MBIA),
                                        5.00%, 1/1/20                             6,044,747
Aaa         AAA           2,750         Southern California Public
                                        Power Authority, (MBIA),
                                        5.50%, 7/1/20                             2,576,970
Aaa         AAA           5,750         Southern California Public
                                        Power Authority, (MBIA),
                                        5.75%, 7/1/21                             5,569,393
                                                                                -----------
                                                                                $35,904,644
                                                                                -----------
                                        INSURED-WATER & SEWER - 2.7%
Aaa         AAA         $ 5,000         East Bay Municipal Utility
                                        District "Yield Curve
                                        Notes," (MBIA), Variable,
                                        6/1/08 (1)                              $ 4,799,800
Aaa         AAA           3,430         San Buenaventura Water
                                        District, (AMBAC), 4.75%,
                                        10/1/13                                   2,965,441
Aaa         AAA           3,000         San Diego County Water
                                        Authority, "RITES", (FGIC),
                                        Variable, 4/22/09 (1)                     3,074,79
                                                                                -----------
                                                                                $10,840,031
                                                                                -----------
                                        LEASE REVENUE/CERTIFICATES
                                        OF PARTICIPATION - 22.6%
A1          AA-         $ 2,945         City of Beverly Hills,
                                        6.75%, 6/1/19                           $ 3,026,606
A1          A-            3,140         California State Public
                                        Works Board, Various
                                        Community College Projects,
                                        5.625%, 12/1/18                           2,879,694

                   CALIFORNIA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        LEASE REVENUE/CERTIFICATES
                                        OF PARTICIPATION (CONTINUED)
A1          A-            7,485         California State Public
                                        Works Board, Various
                                        University of California
                                        Projects, 5.625%, 12/1/18                 6,209,107
A1          A-            3,000         California State Public
                                        Works Board, Various
                                        University of California
                                        Projects, 5.50%, 6/1/10                   2,866,080
A1          A-            8,000         California State Public
                                        Works Board, Various
                                        University of California
                                        Projects, 5.50%, 6/1/14                   7,376,800
A           A-            2,800         California State Public
                                        Works Board, California
                                        State Prison-Susanville,
                                        5.375%, 6/1/12                            2,586,500
A           A-            3,500         California State Public Works
                                        Board, California State Prison-
                                        Susanville, 5.375%, 6/1/18                3,107,965
A1          A-            5,000         California State Public Works
                                        Board, Various University of
                                        California Projects, 5.25%,
                                        6/1/20                                    4,369,250
A1          A-           14,025         California State Public Works
                                        Board, Various University
                                        of California Projects,
                                        5.50%, 6/1/19                            12,717,029
NR          A             4,150         California Statewide
                                        Community Development
                                        Authority, Eskaton Health
                                        Facilities, 5.875%, 5/1/20                3,862,322
A           BBB           2,750         City of Inglewood, California,
                                        Civic Center Improvement
                                        Project, 7.00%, 8/1/19                    2,841,438
A           A-            5,115         County of Los Angeles,
                                        Disney Parking Project,
                                        0%, 3/1/16                                1,217,114
A           A-            1,925         County of Los Angeles,
                                        Disney Parking Project,
                                        0%, 3/1/17                                  426,927
A           A-            5,370         County of Los Angeles,
                                        Disney Parking Project,
                                        0%, 3/1/18                                1,110,086
A           A-            3,100         County of Los Angeles,
                                        Disney Parking Project,
                                        0%, 3/1/20                                  550,188
A           A-            5,000         County of Los Angeles,
                                        Disney Parking Project,
                                        0%, 9/1/17                                1,070,600
A           A-            1,000         County of Los Angeles,
                                        Disney Parking Project,
                                        6.50%, 3/1/23                               992,330
NR          NR           14,000         County of Los Angeles,
                                        Capital Asset Leasing
                                        Corporation, Marina del Rey,
                                        6.50%, 7/1/08                            13,725,460
Aa          AA            4,305         County of Orange Water
                                        District, 5.00%, 8/15/18                  3,668,376
A1          A+            4,000         Pasadena Parking Facility
                                        Project, 6.25%, 1/1/18                    4,111,480
NR          A-            2,360         Richmond Joint Powers
                                        Financing Authority,
                                        7.00%, 5/15/07                            2,532,091
Aa          A+            4,000         City of Sacramento
                                        Financing Authority,
                                        5.40%, 11/1/20                            3,666,440
Aa          NR            6,000         University of California at
                                        Los Angeles Chiller/
                                        Cogeneration Project,
                                        5.60%, 11/1/20                            5,537,460
NR          BBB           1,000         Watsonville Mammoth
                                        Lakes, 7.875%, 6/1/11                     1,072,130
                                                                                -----------
                                                                                $91,523,473
                                                                                -----------
                                        NURSING HOMES - 0.8%
NR          NR          $ 3,250         Banning, San Georgonio Pass Convalescent
                                        Hospital, (AMT), 9.50%, 12/1/11         $ 3,381,365
                                                                                -----------
                                        SOLID WASTE - 0.6%
Baa1        NR          $ 2,350         Mojave Desert and
                                        Mountain Solid Waste Joint
                                        Powers Authority, (AMT),
                                        7.875%, 6/1/20                          $ 2,569,396
                                                                                -----------
                                        SPECIAL TAX - 4.9%
NR          NR          $ 2,100         City of Fairfield, Green
                                        Valley Road-Mangels
                                        Boulevard Extension
                                        Assessment District,
                                        7.375%, 9/2/18                          $ 2,147,880
NR          NR              970         City of Fairfield, Green
                                        Valley Road-Mangels
                                        Boulevard Extension
                                        Assessment District,
                                        8.00%, 9/2/11                               999,876
NR          NR            3,000         Lincoln Unified School
                                        District, 7.625%, 9/1/21                  3,128,730
Baa         NR           10,800         Pleasanton Joint Powers
                                        Financing Authority,
                                        6.15%, 9/2/12                            10,654,200
NR          NR            3,000         County of Riverside
                                        Community Facilities
                                        District, 7.55%, 9/1/17                   3,053,790
                                                                                -----------
                                                                                $19,984,476
                                                                                -----------

18

--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        TAX ALLOCATION - 9.0%
NR          NR          $ 2,945         City of Commerce
                                        Joint Powers Financing
                                        Authority, 8.00%, 3/1/22               $  3,110,951
NR          BBB           5,000         County of Contra
                                        Costa Public Financing
                                        Authority, 7.10%, 8/1/22                  5,134,300
NR          BBB           3,910         Fontana Public Financing
                                        Authority, Downtown
                                        Redevelopment Project
                                        7.00%, 9/1/21                             3,952,111
NR          BBB           8,220         Fontana Redevelopment
                                        Agency, Jurupa Hills
                                        Redevelopment Project
                                        Area, 7.00%, 10/1/14                      8,351,191
NR          BBB           2,500         City of Pittsburg
                                        Redevelopment Agency,
                                        7.40%, 8/15/20                            2,614,900
NR          BBB             600         City of Rancho Mirage
                                        Joint Powers Financing
                                        Authority, 7.50%, 4/1/17                    632,592
NR          BBB           2,500         County of Riverside
                                        Redevelopment Agency,
                                        7.50%, 10/1/26                            2,619,025
NR          BBB           5,605         San Carlos Redevelopment
                                        Agency, 7.10%, 9/1/17                     5,777,185
NR          NR            1,400         City of Simi Valley
                                        Community Development
                                        Agency, 8.20%, 9/1/12                     1,419,852
Baa1        BBB+          3,000         Westminster Redevelopment
                                        Agency, 7.30%, 8/1/213,107,820
                                                                               ------------
                                                                               $ 36,719,927
                                                                               ------------
                                        TRANSPORTATION - 5.8%
NR          BBB         $ 3,050         Guam Airport Authority,
                                        (AMT), 6.70%, 10/1/23                  $  3,056,558
Aa          AA-           2,000         City of Long Beach
                                        Harbor Revenue Bonds,
                                        (AMT), 7.25%, 5/15/192,154,720
A1          A-            1,400         County of Orange,
                                        California Airport Revenue
                                        Bonds, 8.125%, 7/1/16                     1,449,294
NR          NR           12,000         San Joaquin Hills
                                        Transportation Corridor
                                        Agency, Toll Road Revenue
                                        Bonds, (Fitch: rated BBB),
                                        0%, 1/1/14                                3,481,440
NR          NR            5,765         San Joaquin Hills
                                        Transportation Corridor
                                        Agency, Toll Road Revenue
                                        Bonds, (Fitch: rated BBB),
                                        0%, 1/1/26                                  721,778
NR          NR           35,975         San Joaquin Hills
                                        Transportation Corridor
                                        Agency, Toll Road Revenue
                                        Bonds, (Fitch: rated BBB),
                                        0%, 1/1/27                                4,205,117
NR          NR            4,940         San Joaquin Hills
                                        Transportation Corridor
                                        Agency, Toll Road Revenue
                                        Bonds, (Fitch: rated BBB),
                                        7.00%, 1/1/30                             5,074,368
Baa1        BBB           1,500         Stockton Port District,
                                        7.95%, 1/1/05                             1,598,940
Baa1        BBB           1,500         Stockton Port District,
                                        8.10%, 1/1/14                             1,611,510
                                                                               ------------
                                                                               $ 23,353,725
                                                                               ------------
                                        UTILITIES - 1.7%
Aa          AA-         $ 7,070         Southern California
                                        Public Power Authority,
                                        0%, 7/1/15                             $  2,109,829
Aa          AA-           3,425         Southern California
                                        Public Power Authority,
                                        5.50%, 7/1/20                             3,176,277
Aa          AA            1,490         Southern California
                                        Public Power Authority,
                                        6.875%, 7/1/15                            1,530,170
                                                                               ------------
                                                                               $  6,816,276
                                                                               ------------
                                        WATER AND SEWER - 0.9%
NR          BBB         $ 3,190         Orange Cove Irrigation
                                        District, 6.625%, 2/1/17               $  3,232,904
Aa          AA-             515         City of Pasadena, Water
                                        Revenue Bonds, 5.00%,
                                        7/1/18                                      449,760
                                                                               ------------
                                                                               $  3,682,664
                                                                               ------------
TOTAL TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST, $381,719,158)                                                $406,022,251
                                                                               ============

(1) The above securities have been issued as an inverse floater bond.
(2) Security have been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such eco-nomic developments, at September 30, 1995, 35.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guarenty assurance agencies. The aggregate percentage by financial institution range from 0.1% to 13.0% of total investments.
                       See notes to financial statements

                           Florida Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        COGENERATION - 3.5%
Baa3        BBB-        $ 7,275         Martin County, Indian
                                        Town Project, (AMT),
                                        7.875%, 12/15/25                        $ 7,985,840
NR          NR            4,000         Palm Beach County,
                                        Okeelanta Power L.P.
                                        Project (AMT),
                                        6.85%, 2/15/21                            3,942,760
NR          NR            9,250         Palm Beach County,
                                        Osceola Power L.P. Project
                                        (AMT), 6.95%, 1/1/22                      9,226,413
NR          NR            3,100         Palm Beach County, Osceola
                                        Power L.P. Project (AMT),
                                        6.85%, 1/1/14                             3,077,246
                                                                                -----------
                                                                                $24,232,259
                                                                                -----------
                                        EDUCATION - 0.8%
NR          AAA         $ 5,500         Volusia County Educational
                                        Facilities, Embry-Riddle
                                        Aeronautical University
                                        Project (CLEE),
                                        6.625%, 10/15/22                        $ 5,863,055
                                                                                -----------
                                        ESCROWED - 3.8%
NR          A+          $ 2,100         Charlotte County, St.
                                        Joseph's Hospital, 8.25%,
                                        8/15/18                                 $ 2,359,497
Aaa         AAA           9,225         Dade County, Baptist
                                        Hospital of Miami Project,
                                        5.75%, 5/1/21                             9,163,377
Aaa         AAA           5,000         Florida Municipal Power
                                        Agency Stanton II Project
                                        (AMBAC),
                                        Variable, 10/1/20  (1)                    6,306,250
Aaa         AAA           1,185         Jacksonville Transportation
                                        Authority, 7.375%, 7/1/20                 1,353,554
NR          NR            1,675         Mid-Bay Bridge Authority,
                                        6.875%, 10/1/22                           1,881,879
Aaa         AAA           2,000         Orlando & Orange County
                                        Expressway Authority (FGIC),
                                        8.25%, 7/1/14                             2,585,120
NR          AAA           2,355         Pinellas County Health
                                        Facilities Finance Authority,
                                        Sun Coast Health System,
                                        Series A, 8.50%,                          2,773,695
                                                                                -----------
                                                                                $26,423,372
                                                                                -----------
                                        GENERAL OBLIGATIONS - 7.5%
Aa          AA          $ 1,000         Florida Board of
                                        Education, 6.75%, 6/1/09                $ 1,113,690
Aa          AA           16,100         Florida Board of
                                        Education, 6.70%, 6/1/22                 17,056,823
Aa          AA            1,500         Florida Board of
                                        Education, 5.20%, 6/1/23                  1,351,890
Aa          AA            8,000         Florida Board of
                                        General Services,
                                        6.60%, 7/1/17                             8,454,960
NR          BBB           4,675         Guam Government,
                                        5.40%, 11/15/18                           4,068,840
A           A             7,255         Hillsborough County,
                                        Museum of Science &
                                        Industry, 6.45%, 1/1/22                   7,410,692
Baa1        A             2,000         Puerto Rico, 6.50%,
                                        7/1/23                                    2,087,760
Baa1        A             3,235         Puerto Rico Public
                                        Building Authority, 5.50%,
                                        7/1/21                                    2,988,137
Baa1        A             7,350         Puerto Rico Public
                                        Building Authority,
                                        5.70%, 7/1/09                             7,335,374
                                                                                -----------
                                                                                $51,868,165
                                                                                -----------
                                        HEALTH CARE - 7.4%
NR          AAA         $ 5,075         Dade County Industrial
                                        Development Authority,
                                        Gramercy Park Nursing Care
                                        Center,
                                        6.60%, 8/1/23                           $ 5,298,351
NR          AAA           4,285         Dade County Industrial
                                        Development Authority,
                                        Florida Club Care Center
                                        (GNMA), 6.60%, 1/20/18                    4,333,849
NR          BBB+          3,600         Escambia County Health
                                        Facilities Authority, Baptist
                                        Hospital, Inc. and The Baptist
                                        Manor, Inc., 6.75%, 10/1/14               3,686,580
NR          BBB+          8,995         Escambia County Health
                                        Facilities Authority, Baptist
                                        Hospital, Inc.,
                                        6.00%, 10/1/14                            8,564,769
Baa1        NR            3,750         Jacksonville Health Facilities
                                        Authority, National Benevolent
                                        Association, Cypress Village
                                        Florida Project,
                                        7.00%, 12/1/22                            3,805,125
A           NR           14,000         City of  Venice Health
                                        Facilities, 6.00%, 12/1/14               15,304,100
A           NR          9,810           City of Venice Health
                                        Facilities, 5.75%, 12/1/24               10,544,573
                                                                                -----------
                                                                                $51,537,347
                                                                                -----------

20

--------------------------------------------------------------------------------------------
                               TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        HOSPITAL REVENUE - 1.4%
NR          AA+         $ 4,750         Jacksonville Health Facilities
                                        Finance Authority, St. Luke's
                                        Hospital Association Project,
                                        6.75%, 11/15/13                         $ 5,070,008
A           BBB+          5,000         St. John's County Industrial
                                        Development Authority, Flagler
                                        Hospital Project,
                                        6.00%, 8/1/22      4,794,000
                                                                                -----------
                                                                                $ 9,864,008
                                                                                -----------
                                        HOUSING - 10.6%
NR          AAA         $   630         Broward County HFA
                                        SFMR (GNMA), (AMT),
                                        7.35%, 3/1/23                           $   654,665
NR          AAA           1,300         Clay County HFA
                                        MFMR (GNMA),
                                        7.40%, 12/1/25                            1,382,043
Aaa         NR            2,750         Clay County HFA
                                        SFMR (GNMA), (AMT),
                                        6.55%, 3/1/28                             2,785,035
Aaa         NR              290         Dade County HFA
                                        SFMR (GNMA),
                                        7.10%, 3/1/17                               304,068
Aaa         NR            1,220         Dade County HFA
                                        SFMR (GNMA), (AMT),
                                        7.75%, 9/1/22                             1,284,306
Aaa         NR            1,160         Dade County HFA
                                        SFMR (GNMA), (AMT),
                                        7.25%, 9/1/23                             1,209,718
Aaa         NR               75         Dade County HFA
                                        SFMR (GNMA),
                                        7.00%, 3/1/24                                77,795
NR          AAA           5,100         Dade County HFA
                                        SFMR (GNMA), (AMT)
                                        6.55%, 10/1/27                            5,149,113
NR          AAA           5,850         Dade County HFA
                                        SFMR (GNMA), (AMT)
                                        6.70%, 4/1/28                             6,019,943
Aaa         NR            2,540         Escambia County HFA
                                        SFMR (GNMA), (AMT),
                                        7.40%, 10/1/23                            2,646,401
Aaa         NR            7,500         Escambia County HFA
                                        SFMR (GNMA), (AMT),
                                        6.85%, 10/1/17                            7,655,325
Aaa         NR            5,000         Escambia County HFA
                                        SFMR (GNMA), (AMT),
                                        6.90%, 10/1/21                            5,143,800
Aaa         NR            6,250         Escambia County HFA
                                        SFMR (GNMA), (AMT),
                                        6.95%, 10/1/27                            6,444,500
NR          AAA           1,125         Florida HFA (FHA),
                                        6.35%, 6/1/14                             1,142,719
Aaa         NR              960         Hillsborough County
                                        HFA SFMR (GNMA),
                                        (AMT), 7.875%, 5/1/23                     1,025,040
NR          NR            3,475         City of North Miami
                                        Health Care Facilities,
                                        The Imperial Club Project,
                                        9.25%, 1/1/13                             3,712,065
NR          AAA           1,695         Orange County HFA
                                        SFMR (GNMA), (AMT),
                                        7.375%, 9/1/24                            1,788,632
Aaa         NR           12,000         Orange County HFA
                                        SFMR (GNMA), (AMT),
                                        6.85%, 10/1/27 (3)                       12,421,440
NR          AAA           8,000         Orange County HFA
                                        SFMR (GNMA), (AMT),
                                        6.60%, 4/1/28                             8,057,520
Aaa         NR              845         Palm Beach County HFA
                                        SFMR (GNMA),
                                        7.60%, 3/1/23                               891,551
Aaa         NR            1,455         Polk County HFA SFMR
                                        (GNMA), 7.15%, 9/1/23                     1,520,199
Baa         BBB           1,400         Puerto Rico Urban
                                        Renewal & Housing Corp,
                                        7.875%, 10/1/04                           1,582,770
Aaa         AAA             860         Puerto Rico Housing Finance
                                        Corp SFMR (GNMA),
                                        7.65%, 10/15/22                             910,602
                                                                                -----------
                                                                                $73,809,250
                                                                                -----------
                                        INDUSTRIAL DEVELOPMENT/
                                        POLLUTION CONTROL REVENUE - 2.3%
B1          BB+         $15,200         Polk County Industrial
                                        Development Authority
                                        (AMT), 7.525%, 1/1/15                   $15,952,552
                                                                                -----------
                                        INSURED HEALTH CARE - 0.4%
Aaa         AAA         $   500         Alachua County Health
                                        Facility, Mental Health
                                        Services Project
                                        (CGIC), 7.75%, 7/1/10                   $   565,260
Aaa         AAA           2,050         Hillsborough County IDA,
                                        Allegany Health Systems,
                                        J. Knox Village
                                        (MBIA), 5.75%, 12/1/21                    2,022,510
                                                                                -----------
                                                                                $ 2,587,770
                                                                                -----------
                                        INSURED HOSPITALS - 5.7%
Aaa         AAA         $ 8,000         Charlotte County Health
                                        Care, Bon-Secours Health
                                        System Project
                                        (FSA), Variable,
                                        8/30/27 (1)                             $ 8,026,880
Aaa         AAA          23,355         Jacksonville FL Health
                                        Authority, Daughters of
                                        Charity (MBIA),
                                        5.00%, 11/15/15                          20,846,439

                     FLORIDA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        INSURED HOSPITAL - (CONTINUED)
Aaa         AAA           2,000         Lee County, Memorial
                                        Hospital (MBIA), Variable,
                                        4/1/20 (1)                                2,161,080
Aaa         AAA           5,290         Orange County Health
                                        Facilities Finance Authority,
                                        (FGIC), 7.875%, 12/1/25                   5,614,753
Aaa         AAA           3,000         Orange County Health
                                        Facilities Authority (MBIA),
                                        Variable, 10/29/21 (1)                    3,199,950
                                                                                -----------
                                                                                $39,849,102
                                                                                -----------
                                        INSURED HOUSING - 2.3%
Aaa         AAA         $ 1,430         Brevard County HFA
                                        SFMR (FSA), 7.00%,
                                        3/1/13                                  $ 1,493,292
Aaa         AAA           1,720         Duval County HFA
                                        SFMR (FGIC), 7.35%,
                                        7/1/24                                    1,811,900
Aaa         AAA           6,530         FL HEFA, Maitland
                                        Club Apartment Project
                                        (AMBAC) (AMT),
                                        6.875%, 8/1/26                            6,776,377
Aaa         AAA           3,000         FL HFA, Brittany of
                                        Rosemont Project (AMBAC)
                                        (AMT), 6.875%, 8/1/26                     3,113,190
Aaa         AAA           2,675         Lee County SCA
                                        MFMR (FSA) (AMT),
                                        7.05%, 1/1/30                             2,773,387
                                                                                -----------
                                                                                $15,968,146
                                                                                -----------
                                        INSURED INDUSTRIAL DEVELOPMENT/
                                        POLLUTION CONTROL REVENUE - 1.2%
Aaa         AAA         $ 8,200         Citrus County PCR
                                        (MBIA), 6.35%, 2/1/22                   $ 8,558,996
                                                                                -----------
                                        INSURED MISCELLANEOUS - 0.4%
Aaa         AAA         $ 2,000         Escambia County (MBIA),
                                        7.20%, 1/1/15                           $ 2,150,300
Aaa         AAA             799         Osceola County IDA
                                        Community Provider
                                        Pooled Loan Program,
                                        (CGIC), 7.75%, 7/1/10                       854,251
                                                                                -----------
                                                                                $ 3,004,551
                                                                                -----------
                                        INSURED SOLID WASTE - 0.3%
Aaa         AAA         $ 1,500         St. John's County Solid
                                        Waste Disposal (FGIC),
                                        7.25%, 11/1/10                          $ 1,685,850
                                                                                -----------
                                        INSURED SPECIAL TAX
                                        REVENUE - 7.9%
Aaa         AAA         $ 5,630         FL Department of
                                        Environmental Protection
                                        (AMBAC), 4.75%, 7/1/06                  $ 5,527,421
Aaa         AAA          14,250         FL Department of
                                        Environmental Protection
                                        (MBIA), 4.75%, 7/1/09                    13,318,905
Aaa         AAA           9,675         FL Department of
                                        Environmental Protection
                                        (MBIA), 4.75%, 7/1/10                     8,920,157
Aaa         AAA           3,000         City of Jacksonville- River
                                        City Renaissance Project
                                        (FGIC), 5.375%, 10/1/18                   2,799,570
Aaa         AAA           1,000         City of Jacksonville (FGIC)
                                        (AMT), 0%, 10/1/10                          426,230
Aaa         AAA           1,000         City of Jacksonville (FGIC)
                                        (AMT), 0%, 10/1/11                          396,450
Aaa         AAA           2,000         City of Jacksonville (FGIC)
                                        (AMT), 0%, 10/1/12                          739,720
Aaa         AAA           2,000         City of Jacksonville (FGIC)
                                        (AMT), 0%, 10/1/13                          691,600
Aaa         AAA           2,000         City of Jacksonville (FGIC)
                                        (AMT), 0%, 10/1/14                          645,980
Aaa         AAA           1,500         City of Jacksonville (FGIC)
                                        (AMT), 0%, 10/1/15                          452,085
Aaa         AAA           1,185         City of Opa-Locka (FGIC),
                                        7.00%, 1/1/14                             1,327,449
Aaa         AAA           2,500         Puerto Rico Highway &
                                        Transportation Authority
                                        (FSA), 5.50%, 7/1/17`                     2,389,900
Aaa         AAA           7,650         Puerto Rico Highway &
                                        Transportation Authority
                                        (FSA), 5.25%, 7/1/21                      7,032,951
Aaa         AAA           5,000         St. Petersburg Excise Tax
                                        (FGIC), 5.00%, 10/1/16                    4,517,950
Aaa         AAA           2,000         Sunrise Florida Public
                                        Facilities (MBIA), 0%,
                                        10/1/10                                     871,300
Aaa         AAA           1,760         Sunrise Florida Public
                                        Facilities (MBIA), 0%,
                                        10/1/12                                     667,286
Aaa         AAA           2,840         Sunrise Florida Public
                                        Facilities (MBIA), 0%,
                                        10/1/14                                     943,022
Aaa         AAA           4,000         Sunrise Florida Public
                                        Facilities (MBIA), 0%,
                                        10/1/15                                   1,241,200
Aaa         AAA           4,140         Sunrise Florida Public
                                        Facilities (MBIA), 0%,
                                        10/1/16                                   1,211,571
Aaa         AAA           2,525         Sunrise Florida Public
                                        Facilities (MBIA), 0%,
                                        10/1/17                                     696,925
                                                                                -----------
                                                                                $54,817,672
                                                                                -----------
                                        INSURED TRANSPORTATION - 7.0%
Aaa         AAA         $ 4,000         Dade County Aviation
                                        Facilities (MBIA) (AMT),
                                        6.55%, 10/1/13                          $ 4,219,320
Aaa         AAA           8,455         FL State Turnpike Authority
                                        (FGIC), 6.35%, 7/1/2                     28,788,803

22

--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        INSURED TRANSPORTATION (CONTINUED)
Aaa         AAA           3,000         FL State Turnpike Authority
                                        (FGIC), 5.00%, 7/1/19                     2,667,660
Aaa         AAA           8,600         Greater Orlando Aviation
                                        Authority, Orlando Airport
                                        Facilities (FGIC),
                                        (AMT), 6.375%, 10/1/21                    8,869,696
Aaa         AAA          14,000         Orlando & Orange County
                                        Expressway Authority
                                        (FGIC), Variable, 7/1/04 (1)             14,218,120
Aaa         AAA          10,920         Orlando & Orange County
                                        Expressway Authority
                                        (FGIC), 5.125%, 7/1/20                    9,798,734
                                                                                -----------
                                                                                $48,562,333
                                                                                -----------
                                        INSURED UTILITIES - 8.5%
Aaa         AAA         $41,465         FL Municipal Power Agency
                                        Stanton II Project (AMBAC),
                                        4.50%, 10/1/27 (3)                      $33,007,384
Aaa         AAA           7,770         FL Municipal Power
                                        Agency Stanton II Project
                                        (AMBAC), 4.50%, 10/1/16                   6,511,338
Aaa         AAA           8,000         FL Municipal Power
                                        Agency Stanton II Project
                                        (AMBAC), 5.10%, 10/1/25                   7,064,080
Aaa         AAA           4,000         Lakeland Electric & Water
                                        (FGIC), 6.00%, 10/1/13 (2)                4,026,280
Aaa         AAA           1,540         Manatee County Public
                                        Utility (FGIC), 0%, 10/1/12                 580,980
Aaa         AAA           1,750         Puerto Rico Electric Power
                                        Authority (FSA), Variable,
                                        7/1/02 (1)                                1,939,315
Aaa         AAA           2,200         Puerto Rico Electric Power
                                        Authority (FSA), Variable,
                                        7/1/03 (1)                                2,462,284
Aaa         AAA           3,500         Vero Beach Electric (MBIA),
                                        5.375%, 12/1/21                           3,265,115
                                                                                -----------
                                                                                $58,856,776
                                                                                -----------
                                        INSURED WATER & SEWER - 5.4%
Aaa         AAA         $11,450         Broward County Water &
                                        Sewer (AMBAC), 5.125%,
                                        10/1/15                                 $10,529,535
Aaa         AAA           9,500         Dade County Water and
                                        Sewer System (FGIC),
                                        5.00%, 10/1/13                            8,717,580
Aaa         AAA           2,000         City of Fort Myers Utility
                                        (FGIC), 5.00%, 10/1/16                    1,800,460
Aaa         AAA           6,900         Palm Bay Utility Corp
                                        Project (MBIA), 5.00%,
                                        10/1/22                                   6,024,597
Aaa         AAA           4,000         Sanford Water and Sewer
                                        (AMBAC), 4.50%, 10/1/21                   3,255,640
Aaa         AAA           1,700         St. John's County Water &
                                        Sewer (MBIA), 0%, 6/1/16                    507,314
Aaa         AAA           3,550         St. John's County Water &
                                        Sewer (MBIA), 0%, 6/1/17                    999,148
Aaa         AAA           5,600         St. Lucie County Utility
                                        System (FGIC), 6.00%.
                                        10/1/20                                   5,672,632
                                                                                -----------
                                                                                $37,506,906
                                                                                -----------
                                        LIFE CARE - 1.0%
NR          NR          $ 6,895         Atlantic Beach, Fleet
                                        Landing Project,
                                        8.00%, 10/1/24                          $ 7,208,860
                                                                                -----------
                                        LEASE / CERTIFICATES OF
                                        PARTICIPATION - 0.4%
A1          A+          $ 2,280         Florida State Department
                                        of General Services,
                                        7.00%, 9/1/20                           $ 2,465,273
                                                                                -----------
                                        NURSING HOMES - 1.1%
NR          NR          $   300         Broward County Industrial
                                        Development Authority,
                                        Beverly Enterprises -
                                        Florida, Inc. Project,
                                        9.80%, 11/1/10                          $   335,520
NR          NR              475         Charlotte County Industrial
                                        Development Authority,
                                        Beverly Enterprises,
                                        10.00%, 6/1/11                              542,279
NR          NR            4,000         Citrus County Industrial
                                        Development Authority,
                                        Beverly Enterprises,
                                        7.25%, 4/1/03                             4,012,040
NR          NR              700         Highlands County Industrial
                                        Development Authority,
                                        Beverly Enterprises - Florida,
                                        Inc. Project, 9.25%, 7/1/07                 775,817
NR          NR              410         Okaloosa County, Beverly
                                        Enterprises, 10.75%, 10/1/03                448,200
NR          NR              700         Orange County Industrial
                                        Development Authority,
                                        Beverly Enterprises, 9.25%,
                                        8/1/10                                      776,475
NR          NR            1,000         Winter Garden, Beverly
                                        Enterprises, 8.75%, 7/1/12                1,092,750
                                                                                -----------
                                                                                $ 7,983,081
                                                                                -----------
                                        SOLID WASTE - 0.6%
A           A           $ 3,870         Broward County Waste
                                        Energy Company, L.P.
                                        North Project,
                                        7.95%, 12/1/08                          $ 4,296,590
                                                                                -----------

                     FLORIDA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        SPECIAL TAX REVENUE - 6.2%
A1          A+          $10,620         Orange County 5.375%,
                                        1/1/24                                  $  9,654,111
A1          NR            3,000         City of Orlando, 6.00%,
                                        10/1/22                                    2,941,050
Baa1        A             7,410         Puerto Rico Highway &
                                        Transportation Authority,
                                        5.50%, 7/1/19                              6,908,047
Baa1        A             6,310         Puerto Rico Highway &
                                        Transportation Authority,
                                        5.25%, 7/1/20                              5,636,281
Baa1        A            10,135         Puerto Rico Highway &
                                        Transportation Authority,
                                        5.00%, 7/1/22                              8,684,682
Baa1        A            10,560         Puerto Rico Highway &
                                        Transportation Authority,
                                        5.25%, 7/1/21                              9,413,290
                                                                                ------------
                                                                                $ 43,237,461
                                                                                ------------
                                        TRANSPORTATION - 1.4%
NR          NR          $10,140         Mid-Bay Bridge
                                        Authority,
                                        6.125%, 10/1/22                         $  9,634,318

                                        UTILITIES - 12.5%
NR          BBB         $32,325         Guam Power Authority,
                                        5.25%, 10/1/23                          $ 27,848,634
Aa1         AA           42,005         Jacksonville Electric
                                        Authority, Bulk Power
                                        Supply System, Scherer 4
                                        Project, 5.25%, 10/1/21(3)                38,294,278
Aa1         AA            2,850         Orlando Utilities
                                        Commission Water and
                                        Electric, 5.125%, 10/1/19                  2,554,940
Aa          AA            1,750         Orlando Utilities
                                        Commission Water and
                                        Electric, 5.25%, 10/1/23                   1,588,400
Baa1        A-              185         Puerto Rico Electric
                                        Power Authority, 7.125%,
                                        7/1/14                                       201,743
Baa1        A-           10,000         Puerto Rico Electric
                                        Power Authority, 7.00%,
                                        7/1/21                                    11,379,200
A2          A+            2,515         St. Lucie County Solid
                                        Waste Disposal, Florida Power
                                        & Light Company (AMT),
                                        6.70%, 5/1/27                              2,631,520
NR          NR            2,000         Virgin Islands Water &
                                        Power Authority, 7.40%,
                                        7/1/11                                     2,100,420
                                                                                ------------
                                                                                $ 86,599,134
                                                                                ------------
                                        WATER & SEWER - 0.4%
Baa1        BBB+        $ 2,500         Hillsborough County
                                        Utility, 6.625%, 8/1/11                 $  2,637,625
                                                                                ------------
TOTAL TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST, $661,202,447)                                                 $695,010,453
                                                                                ============

(1)  The above securities have been issued as inverse floater bonds.
(2)  When-issued security.
(3)  Security has been segregated to cover open when-issued securities (Note 1F).

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 50.8% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.2% to 12.8% of total investments.

                       See notes to financial statements.
24

                          New York Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        ASSISTED LIVING - 0.3%
NR          NR          $ 1,970         Village of North Syracuse
                                        Housing Authority, (AJM
                                        Senior Housing,
                                        Inc. Janus Park Project),
                                        8.00%, 6/1/24                           $ 1,922,168
                                                                                -----------
                                        EDUCATION - 12.7%
A           NR          $ 1,000         Dutchess County IDA,
                                        Bard College, 7.00%,
                                        11/1/17                                 $ 1,084,310
A1          NR            6,295         Monroe County IDA,
                                        University of Rochester,
                                        7.25%, 12/1/16                            6,646,324
NR          BBB-          1,660         City of New Rochelle IDA
                                        Civic Facilities, College
                                        of New Rochelle,
                                        6.75%, 7/1/22                             1,704,920
Baa1        BBB+          6,895         Dormitory Authority, State
                                        University Educational
                                        Facilities,
                                        4.75%, 7/1/14                             6,124,208
Baa1        BBB+          2,500         Dormitory Authority, State
                                        University Educational
                                        Facilities, 5.00%, 5/15/18                2,118,800
Baa1        BBB+         11,500         Dormitory Authority, State
                                        University Educational
                                        Facilities, 5.25%, 5/15/13               10,464,310
Baa1        BBB+          7,600         Dormitory Authority, State
                                        University Educational Facilities,
                                        5.25%, 5/15/15                            6,850,260
Baa1        BBB+          7,605         Dormitory Authority, State
                                        University Educational
                                        Facilities, 5.25%, 5/15/19                6,714,759
Baa1        BBB+          6,805         Dormitory Authority, State
                                        University Educational
                                        Facilities, 5.25%, 5/15/21                6,043,657
Baa1        BBB+          3,130         Dormitory Authority, State
                                        University Educational
                                        Facilities, 5.50%, 5/15/08                3,041,139
Baa1        BBB+         28,250         Dormitory Authority, State
                                        University Educational
                                        Facilities, 5.50%, 5/15/13               26,375,613
Baa1        BBB+            415         Dormitory Authority, State
                                        University Educational
                                        Facilities, 7.375%, 5/15/14                 450,279
Baa1        BBB+          1,300         Dormitory Authority, State
                                        University Educational
                                        Facilities, 7.50%, 5/15/11                1,497,184
NR          AA            1,300         Dormitory Authority, New
                                        York Medical College
                                        (Asset Guaranty), 6.875%,
                                        7/1/21                                    1,391,845
A1          A+              950         Dormitory Authority,
                                        University of Rochester,
                                        5.625%, 7/1/12                              927,276
                                                                                -----------
                                                                                $81,434,884
                                                                                -----------
                                        ELECTRIC UTILITIES - 4.9%
A1          A           $ 2,500         New York State Energy
                                        Resource & Development
                                        Authority, Brooklyn Union
                                        Gas (RIBS)(AMT),
                                        Variable, 7/1/26 (1)                    $ 2,918,350
Aa3         A+              500         New York State Energy
                                        Resource & Development
                                        Authority, Consolidated Edison
                                        (AMT), 7.75%, 1/1/24                        538,345
Aa3         A+            2,365         New York State Energy
                                        Resource & Development
                                        Authority, Consolidated Edison
                                        (AMT), 7.50%, 7/1/25                      2,563,684
Aa3         A+            1,000         New York State Energy
                                        Resource & Development
                                        Authority, Consolidated Edison
                                        (AMT), 7.50%, 1/1/26                      1,098,470
Aa          AA-          18,000         Power Authority of the
                                        State of New York,
                                        5.25%, 1/1/18                            16,447,500
Baa1        A-           11,500         Puerto Rico Electric Power
                                        Authority, 0%, 7/1/17                     3,023,350
Baa1        A-            2,250         Puerto Rico Electric Power
                                        Authority, 5.50%, 7/1/20                  2,081,183
NR          NR            3,000         Virgin Islands Water and
                                        Power Authority, 7.40%,
                                        7/1/11                                    3,150,630
                                                                                -----------
                                                                                $31,821,512
                                                                                -----------
                                        ESCROWED - 7.6%
Aaa         AAA         $   725         Albany Municipal Water
                                        (MBIA), 7.50%, 12/1/17                  $   806,592
Aaa         BBB           1,000         Dormitory Authority, City
                                        University, 7.625%, 7/1/20                1,152,840
Aaa         BBB+          1,530         Dormitory Authority, State
                                        University Educational
                                        Facilities, 7.70%, 5/15/12                1,763,677
NR          BBB           1,000         Dormitory Authority, City
                                        University, 8.125%, 7/1/08                1,116,170
Baa1        BBB-          2,250         Dormitory Authority, Upstate
                                        Community College,
                                        7.20%, 7/1/21                             2,582,842
Baa1        NR            2,000         Dormitory Authority, Upstate
                                        Community College,
                                        7.30%, 7/1/21                             2,305,860

                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        ESCROWED (CONTINUED)
Aaa         AAA             500         Erie County Water Authority,
                                        Water Works System, 6.00%,
                                        12/1/08                                     528,920
Aaa         AAA             500         Metropolitan Transportation
                                        Authority Commuter Facilities
                                        Bonds, 7.50%, 7/1/19                        571,735
Aaa         AAA           1,000         New York Local Government
                                        Assistance Corporation
                                        (LGAC), 7.00%, 4/1/16                     1,136,100
Aaa         AAA           5,500         New York LGAC, 6.75%,
                                        4/1/21                                    6,238,980
Aaa         BBB           1,000         New York State Housing
                                        Finance Agency Service
                                        Contracts, 7.80%, 9/15/11                 1,173,510
Aaa         AAA           1,775         New York State Housing
                                        Finance Agency Service
                                        Contracts, 7.375%, 9/15/21                2,073,520
Aaa         BBB+             90         New York State Medical Care
                                        Facilities Finance Agency,
                                        Mental Health Services
                                        Facilities, 7.75%, 8/15/10                  103,334
Aaa         AAA             450         New York State Medical Care
                                        Facilities Finance Agency,
                                        Mental Health Services
                                        Facilities, 7.875%, 8/15/08                 525,047
Aaa         AAA           3,320         New York State Medical Care
                                        Facilities Finance Agency,
                                        Mental Health Services
                                        Facilities, 7.50%, 2/15/21                3,842,004
Aaa         NR            8,100         New York State Urban
                                        Development Corporation
                                        Correctional Facilities,
                                        6.50%, 1/1/21                             8,848,197
Baa1        BBB           4,750         New York State Thruway
                                        Authority, Local Highway
                                        and Bridge Service Contract
                                        Bonds, 7.25%, 1/1/10 (2)                  5,404,740
Baa1        BBB           5,350         New York State UDC,
                                        Onondaga Co. Convention
                                        Center, 7.875% 1/1/10                     6,241,577
NR          AA-             500         Power Authority of the
                                        State of New York,
                                        8.00%, 1/1/17                               548,960
NR          A             1,760         Puerto Rico Highway &
                                        Transportation Authority,
                                        6.625%, 7/1/18                            1,989,310
                                                                                -----------
                                                                                $48,953,915
                                                                                -----------
                                        GENERAL OBLIGATIONS - 1.6%
Baa1        A-          $   120         New York City, 8.25%,
                                        11/15/16                                $   136,942
Baa1        A-            4,000         New York City, 7.50%,
                                        2/1/18                                    4,399,280
Aa          AA            1,700         Onondaga County,
                                        5.875%, 2/15/11                           1,758,259
Aa          AA            1,600         Onondaga County,
                                        5.875%, 2/15/12                           1,641,424
Baa1        A             2,175         Puerto Rico Public
                                        Building Authority, Public
                                        Education and Health
                                        Facilities, 5.75%, 7/1/15                 2,102,594
                                                                                -----------
                                                                                $10,038,499
                                                                                -----------
                                        HEALTH CARE - 19.1%
NR          AAA         $ 6,705         Dormitory Authority, United
                                        Health Services (FHA),
                                        7.35%, 8/1/29                           $ 7,225,509
Aa          AAA           4,785         New York State Medical
                                        Care Facilities Finance
                                        Agency (MCFFA),
                                        Hospital Insured Mortgage
                                        (FHA), 5.25%, 8/15/14                     4,443,782
NR          AA            2,670         New York State MCFFA,
                                        Hospital and Nursing
                                        Insured Mortgage
                                        (FHA), 6.10%, 8/15/15                     2,663,645
NR          AAA           3,710         New York State MCFFA,
                                        Hospital and Nursing Insured
                                        Mortgage (FHA), 6.125%,
                                        2/15/14                                   3,902,994
Aa          AA            1,000         New York State MCFFA,
                                        Hospital and Nursing Insured
                                        Mortgage (FHA), 6.55%,
                                        8/15/12                                   1,043,570
Aa          AA            3,800         New York State MCFFA,
                                        Hospital and Nursing Insured
                                        Mortgage (FHA), 6.65%,
                                        8/15/32                                   3,946,338
NR          AA            9,000         New York State MCFFA,
                                        Hospital and Nursing Insured
                                        Mortgage (FHA), 6.70%,
                                        8/15/23                                   9,446,220
Aa          AA            1,050         New York State MCFFA,
                                        Hospital and Nursing Insured
                                        Mortgage (FHA), 6.75%,
                                        2/15/12                                   1,107,446
Aa          AA            1,500         New York State MCFFA,
                                        Hospital and Nursing Insured
                                        Mortgage (FHA), 6.95%,
                                        2/15/32                                   1,586,430
Aa          AA            2,190         New York State MCFFA,
                                        Hospital and Nursing Insured
                                        Mortgage (FHA), 7.00%,
                                        8/15/32                                   2,326,262
Aa          AA            6,600         New York State MCFFA,
                                        Hospital and Nursing Insured
                                        Mortgage (FHA), 7.25%,
                                        2/15/31                                   7,124,634

26

--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        HEALTH CARE (CONTINUED)
Aa          AA              750         New York State MCFFA,
                                        Hospital and Nursing
                                        Insured Mortgage (FHA),
                                        7.35%, 2/15/29                               819,128
Aa          AA            2,425         New York State MCFFA,
                                        Insured Mortgage Project
                                        (FHA), 6.20%, 2/15/10                      2,484,607
Aa          AA            3,500         New York State MCFFA,
                                        Insured Mortgage Project
                                        (FHA), 6.20%, 8/15/14                      3,591,490
Aa          AA            5,625         New York State MCFFA,
                                        Insured Mortgage Project
                                        (FHA), 6.20%, 8/15/15                      5,723,775
Aa          AA            6,550         New York State MCFFA,
                                        Insured Mortgage Project
                                        (FHA), 6.25%, 8/15/15                      6,661,285
Aa          AA            2,500         New York State MCFFA,
                                        Insured Mortgage Project
                                        (FHA), 6.50%, 2/15/35                      2,552,300
Aa          AA              950         New York State MCFFA,
                                        Insured Mortgage Project
                                        (FHA), 7.45%, 8/15/31                      1,030,095
Baa1        BBB+         10,205         New York State MCFFA,
                                        Mental Health Services
                                        Facilities, 5.25%, 2/15/19                 9,320,737
Baa1        BBB+         11,500         New York State MCFFA,
                                        Mental Health Services
                                        Facilities, 5.25%, 8/15/23                 9,895,865
Baa1        BBB+          6,625         New York State MCFFA,
                                        Mental Health Services
                                        Facilities, Series 1994 A,
                                        5.25%, 8/15/23                             5,700,879
Baa1        BBB+          1,230         New York State MCFFA,
                                        Mental Health Services
                                        Facilities, 7.50%, 2/15/21                 1,372,754
Baa1        BBB+          1,610         New York State MCFFA,
                                        Mental Health Services
                                        Facilities, 7.625%, 8/15/17                1,777,150
Baa1        BBB+            145         New York State MCFFA,
                                        Mental Health Services
                                        Facilities, 7.75%, 8/15/10                   161,153
Baa1        BBB+            495         New York State MCFFA,
                                        Mental Health Services
                                        Facilities, 7.875%, 8/15/08                  558,469
Baa         BBB          19,700         New York State MCFFA,
                                        Secured Hospital
                                        (Brookdale), 6.80%, 8/15/12               20,263,223
Baa         BBB           5,540         New York State MCFFA,
                                        Secured Hospital,
                                        7.35%, 8/15/11                             5,881,652
                                                                                ------------
                                                                                $122,611,392
                                                                                ------------
                                        HOSPITALS - 0.7%
Aa          AAA         $ 1,500         Dormitory Authority,
                                        Long Island Jewish Medical
                                        Center (FHA),7.75%,
                                        8/15/27                                 $  1,629,735
NR          AAA           1,000         Dormitory Authority,
                                        St. Francis Hospital (FHA),
                                        7.65%, 8/1/30                              1,119,780
Baa1        BBB+          1,800         Syracuse Industrial
                                        Development Agency (IDA),
                                        St. Joseph's Hospital Health
                                        Center, 7.50%, 6/1/18                      1,914,804
                                                                                ------------
                                                                                $  4,664,319
                                                                                ------------
                                        HOUSING - 5.5%
NR          NR          $ 4,744         New York City Housing
                                        Development Corporation
                                        (HDC),Allerville Project,
                                        6.50%, 11/15/18                         $  4,772,297
Baa         A             4,750         New York City HDC,
                                        General Housing,
                                        6.50%, 5/1/22                              4,797,690
NR          NR            2,080         New York City HDC,
                                        Dayton Project,
                                        6.50% 11/15/18                             2,092,643
NR          AAA           2,550         New York City HDC,
                                        Multi-Unit Management,
                                        7.35%, 6/1/19                              2,702,439
Aa          A+              235         New York State Housing
                                        Finance Agency, Baytown,
                                        7.10%, 8/15/35                               248,280
Aa          NR              250         New York State Mortgage
                                        Agency, 6.90%, 4/1/03                        263,523
Aa          NR            8,750         New York State Mortgage
                                        Agency, 6.90%, 4/1/15                      9,220,313
Aa          NR            1,000         New York State Mortgage
                                        Agency, 7.50%, 4/1/15                      1,082,280
Aa          NR              295         New York State Mortgage
                                        Agency, 7.65%, 4/1/19                        311,963
Aa          NR              625         New York State Mortgage
                                        Agency, 7.70%, 10/1/12                       676,644
Aa          NR              270         New York State Mortgage
                                        Agency, 8.00%, 10/1/17                       287,312
Aa          NR            6,350         New York State Mortgage
                                        Agency (AMT),
                                        6.40%, 10/1/20                            6,318,568
Aa          NR            1,600         New York State Mortgage
                                        Agency (AMT),
                                        7.95%, 10/1/21                            1,727,808
Baa         BBB             350         Puerto Rico Commonwealth
                                        Urban Renewal & Housing
                                        Corporation, 7.875%, 10/1/04                395,693

                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        HOUSING (CONTINUED)
Aaa         AAA             410         Puerto Rico Housing
                                        Financial Corporation
                                        Single-Family (GNMA),
                                        7.65%, 10/15/22                             434,124
                                                                                -----------
                                                                                $35,331,577
                                                                                -----------
                                        INSURED COLLEGE & UNIVERSITY - 1.8%
Aaa         AAA         $ 6,950         Dormitory Authority,
                                        Marist College (MBIA),
                                        6.00%, 7/1/22                           $ 6,958,549
Aaa         AAA           5,000         Dormitory Authority,
                                        New York University
                                        (MBIA), 5.00%, 7/1/11                     4,698,350
                                                                                -----------
                                                                                $11,656,899
                                                                                -----------
                                        INSURED GENERAL OBLIGATIONS - 1.0%
Aaa         AAA         $ 1,035         Erie County Water
                                        Authority (AMBAC),
                                        0%, 12/1/17                             $   211,295
Aaa         AAA           3,900         New York City Trust for
                                        Cultural Resources,
                                        Museum of Modern Art
                                        (AMBAC), 5.40%, 1/1/12                    3,764,748
Aaa         AAA           2,480         New York State Environmental
                                        Facilities Corporation (EFC),
                                        Jamaica Water Supply Company
                                        (AMT) (AMBAC), 7.625%,
                                        4/1/29                                    2,677,334
                                                                                -----------
                                                                                $ 6,653,377
                                                                                -----------
                                        INSURED GENERAL OBLIGATIONS
                                        LOCAL - 1.8%
Aaa         AAA         $   520         Chautauqua County
                                        Unlimited Tax (FGIC),
                                        6.40%, 9/15/08                          $   574,621
Aaa         AAA             770         Chautauqua County
                                        Unlimited Tax (FGIC),
                                        6.40%, 9/15/09                              847,123
Aaa         AAA             465         Chautauqua County
                                        Unlimited Tax (FGIC),
                                        7.30%, 4/1/07                               547,793
Aaa         AAA             725         Jamestown, (Secondary
                                        AMBAC), 7.00%, 3/15/07                      838,521
Aaa         AAA             600         Jamestown, (Secondary
                                        AMBAC), 7.00%, 3/15/08                      693,852
Aaa         AAA             675         Jamestown, (Secondary
                                        AMBAC), 7.00%, 3/15/13                      789,278
Aaa         AAA             700         Jamestown, (Secondary
                                        AMBAC), 7.10%, 3/15/09                      814,891
Aaa         AAA             700         Jamestown, (Secondary
                                        AMBAC), 7.10%, 3/15/10                      816,739
Aaa         AAA             700         Jamestown, (Secondary
                                        AMBAC), 7.10%, 3/15/11                      817,929
Aaa         AAA             675         Jamestown, (Secondary
                                        AMBAC), 7.10%, 3/15/12                      789,271
Aaa         AAA             515         Jamestown, (Secondary
                                        AMBAC), 7.10%, 3/15/14                      601,808
Aaa         AAA           2,000         New York City
                                        (AMBAC), 7.00%, 8/1/17                    2,201,300
Aaa         AAA             500         Oyster Bay  (FGIC),
                                        6.60%, 2/15/12                              533,400
Aaa         AAA             450         Oyster Bay  (FGIC),
                                        6.60%, 2/15/13                              480,060
                                                                                -----------
                                                                                $11,346,586
                                                                                -----------
                                        INSURED GENERAL OBLIGATIONS
                                        SCHOOL DISTRICT - 0.2%
Aaa         AAA         $   700         Bethlehem Central School
                                        District (AMBAC),
                                        7.10%, 11/1/08                          $   819,903
Aaa         AAA             700         Bethlehem Central School
                                        District (AMBAC),
                                        7.10%, 11/1/09                              814,716
                                                                                -----------
                                                                                $ 1,634,619
                                                                                -----------
                                        INSURED GENERAL OBLIGATIONS
                                        TERRITORY - 0.7%
Aaa         AAA         $ 4,500         Commonwealth of Puerto
                                        Rico Public Improvement
                                        Residual Interest Tax Exempt
                                        Securities (FSA), Variable,
                                        7/1/22 (1)                              $ 4,616,865
                                                                                -----------
                                        INSURED HEALTH CARE - 4.4%
Aaa         AAA         $ 1,500         New York State MCFFA,
                                        Long Term Health Care
                                        (CGIC), 6.80%, 11/1/14                  $ 1,588,695
Aaa         AAA           1,300         New York State MCFFA,
                                        New York Hospital (FHA)
                                        (AMBAC), 6.60%, 2/15/11                   1,409,226
Aaa         AAA           5,400         New York State MCFFA,
                                        New York Hospital (FHA)
                                        (AMBAC), 6.75%, 8/15/14                   5,794,146
Aaa         AAA          20,525         New York State MCFFA,
                                        Mental Health Services
                                        Facilities (MBIA),
                                        5.375%, 2/15/14                          19,280,980
                                                                                -----------
                                                                                $28,073,047
                                                                                -----------
                                        INSURED HOUSING - 0.1%
Aaa         AAA         $   500         New York City HDC,
                                        Charter Oaks (MBIA),
                                        7.375% 4/1/17                           $   524,525
                                                                                -----------
                                        INSURED MISCELLANEOUS - 0.1%
Aaa         AAA         $   500         New York City IDA,
                                        (USTA National Tennis
                                        Center Incorporated Project)
                                        (FSA), 6.375%, 11/15/14                 $   522,020
                                                                                -----------
                                        INSURED SOLID WASTE - 1.6%
Aaa         AAA         $ 1,650         Dutchess County Resource
                                        Recovery Solid Waste
                                        (FGIC), 7.50%, 1/1/09                   $ 1,814,505

28

--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        INSURED SOLID WASTE (CONTINUED)
Aaa         AAA           6,795         Islip Resource Recovery
                                        Agency (MBIA),
                                        6.50%, 7/1/09                             7,272,960
Aaa         AAA           1,000         Montgomery, Otesgo,
                                        Schoharie Solid Waste
                                        Management Authority
                                        (MBIA), 5.25%, 1/1/14                       936,350
                                                                                -----------
                                                                                $10,023,815
                                                                                -----------
                                        INSURED TOLL & TURNPIKE - 1.0%
Aaa         AAA         $ 3,000         Triborough Bridge &
                                        Tunnel Authority Residual
                                        Interest Securities (MBIA),
                                        Variable, 1/1/19 (1)                    $ 3,033,030
Aaa         AAA           3,000         Triborough Bridge &
                                        Tunnel Authority
                                        Residual Interest Securities
                                        (MBIA), Variable, 1/1/12 (1)              3,229,230
                                                                                -----------
                                                                                $ 6,262,260
                                                                                -----------
                                        INSURED WATER & SEWER - 0.1%
Aaa         AAA         $   275         Albany Municipal Water
                                        Financial Authority (MBIA),
                                        7.50%, 12/1/17                          $   298,944
                                                                                -----------
                                        LEASE/CERTIFICATE OF
                                        PARTICIPATION - 8.7%
Baa1        BBB         $ 1,955         Dormitory Authority,
                                        City University,
                                        5.75%, 7/1/13                           $ 1,869,000
Baa1        BBB          17,815         Dormitory Authority,
                                        City University,
                                        5.75%, 7/1/13                            17,031,318
Baa1        BBB             250         Dormitory Authority,
                                        City University,
                                        6.375%, 7/1/08                              256,618
Baa1        BBB           5,100         Dormitory Authority,
                                        City University,
                                        7.00%, 7/1/09                             5,653,044
Baa1        BBB           4,325         Dormitory Authority,
                                        City University,
                                        7.50%, 7/1/10                             4,967,133
Baa1        BBB           6,125         New York State HFA
                                        Service Contract,
                                        5.375%, 9/15/11                           5,635,000
NR          BBB           5,865         New York State Thruway
                                        Authority, 0%, 1/1/01                     4,438,046
Baa1        BBB           5,775         New York State Urban
                                        Development Corporation
                                        (UDC) Correctional Facilities,
                                        5.50%, 1/1/14                             5,342,337
Baa1        BBB           7,670         New York State UDC
                                        Correctional Facilities,
                                        5.25%, 1/1/13                             6,896,557
Baa1        BBB             500         New York State UDC,
                                        Alfred Technology,
                                        7.875%, 1/1/20                              549,070
Baa1        BBB             750         New York State UDC,
                                        Clarkson Center for
                                        Advanced Materials,
                                        7.80%, 1/1/20                               821,512
Baa1        BBB             750         New York State UDC,
                                        Clarkson Center for
                                        Advanced Materials,
                                        8.00%, 1/1/20                               839,737
Baa1        A             1,825         Syracuse - Hancock
                                        International Airport
                                        Certificates of Participation,
                                        6.625%, 1/1/12                            1,921,105
                                                                                -----------
                                                                                $56,220,477
                                                                                -----------
                                        MISCELLANEOUS - 1.6%
Aa          AA-         $   200         City of New York Municipal
                                        Assistance Corporation,
                                        7.50%, 7/1/08                           $   218,888
Aa          AA-             485         City of New York Municipal
                                        Assistance Corporation,
                                        7.625%, 7/1/08                              530,896
Aa          AA-             635         City of New York Municipal
                                        Assistance Corporation,
                                        7.625%, 7/1/08                              714,724
NR          NR            1,300         New York City IDA, (YMCA
                                        of Greater New York),
                                        8.00%, 8/1/16                             1,394,536
Aaa         AAA           7,000         VRDC-IVRC Trust, Variable
                                        Rate, 6/26/02  (1)                        7,214,340
                                                                                -----------
                                                                                $10,073,384
                                                                                -----------
                                        SOLID WASTE - 2.0%
Baa1        A-          $ 2,665         Hempstead IDA Resource
                                        Recovery, American
                                        Refunding Fuel Co.,
                                        7.40%, 12/1/10                          $ 2,782,473
Baa         NR            9,530         New York State EFC
                                        Resource Recovery,
                                        Huntington Project,
                                        7.50%, 10/1/12                           10,056,056
                                                                                -----------
                                                                                $12,838,529
                                                                                -----------
                                        SPECIAL TAX REVENUE - 12.5%
A           A           $12,160         New York State LGAC,
                                        5.00%, 4/1/21                           $10,582,240
A           A             5,000         New York State LGAC,
                                        5.00%, 4/1/21                             4,368,900
A           A             8,750         New York State LGAC,
                                        5.00%, 4/1/23                             7,526,313
A           A             4,750         New York State LGAC,
                                        5.25%, 4/1/16                             4,406,908
A           A             2,500         New York State LGAC,
                                        5.25%, 4/1/19                             2,265,400

                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)     PRINCIPAL
-------------------        AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)       SECURITY                                       VALUE
--------------------------------------------------------------------------------------------
                                        SPECIAL TAX REVENUE (CONTINUED)
A           A             4,500         New York State LGAC,
                                        5.375%, 4/1/16                            4,221,180
A           A             5,225         New York State LGAC,
                                        5.50%, 4/1/17                             4,960,040
A           A            12,420         New York State LGAC,
                                        5.50%, 4/1/18                            11,731,808
A           A            13,000         New York State LGAC,
                                        5.50%, 4/1/21                            12,140,570
NR          BBB+          2,630         New York State Municipal
                                        Bond Bank Agency,
                                        6.875%, 3/15/06                           2,866,095
Baa1        BBB           3,100         New York State Thruway
                                        Authority Contract, Local &
                                        Highway Building, 5.25%,
                                        4/1/13                                    2,800,478
Baa1        A             2,000         Puerto Rico Highway and
                                        Transportation Authority,
                                        5.50%, 7/1/15                             1,902,740
Baa1        A             2,500         Puerto Rico Highway and
                                        Transportation Authority,
                                        5.50%, 7/1/15                             2,378,425
Baa1        A             4,840         Puerto Rico Highway and
                                        Transportation Authority,
                                        6.625%, 7/1/18                            5,079,774
Baa1        BBB           3,335         Triborough Bridge &
                                        Tunnel Authority, Convention
                                        Center, 6.00%, 1/1/11                     3,318,158
                                                                               ------------
                                                                               $ 80,549,029
                                                                               ------------
                                        TRANSPORTATION - 6.2%
Baa1        BBB         $ 4,025         MTA Transit Facilities
                                        Service Contract,
                                        4.75%, 7/1/19                          $  3,261,417
Baa1        BBB           3,670         MTA Transit Facilities
                                        Service Contract,
                                        4.75%, 7/1/19                             2,973,764
Baa1        BBB           2,000         MTA Transit Facilities
                                        Service Contract,
                                        5.75%, 7/1/13                             1,928,740
Baa1        BBB             725         MTA Transit Facilities
                                        Service Contract,
                                        5.75%, 7/1/13                               699,168
NR          BBB           2,350         New York State
                                        Thruway Authority,
                                        Cross Westchester Expressway
                                        Project, 0%, 1/1/03                       1,587,566
Ba1         BB            6,500         Port Authority of New
                                        York and New Jersey,
                                        5.75%, 6/15/30                            6,254,170
Ba1         BB            2,800         Port Authority of
                                        New York and New Jersey,
                                        Delta Airlines LaGuardia
                                        Airport, 6.95%, 6/1/08                    2,969,512
A1          AA-           1,500         Port Authority of New York
                                        and New Jersey (AMT),
                                        Variable, 1/15/27 (1)                     1,553,730
Aa          A+            5,330         Triborough Bridge and
                                        Tunnel Authority (TBTA)
                                        General Purpose, 5.00%,
                                        1/1/12                                    4,869,062
Aa          A+           11,580         TBTA General Purpose,
                                        5.50%, 1/1/17                            11,048,941
Aa          A+            2,500         TBTA General Purpose,
                                        6.125%, 1/1/21                            2,583,100
                                                                               ------------
                                                                               $ 39,729,170
                                                                               ------------
                                        WATER & SEWER REVENUE - 3.8%
Aa          A           $11,050         New York State EFC, State
                                        Water Pollution Control,
                                        6.875%, 6/15/10                        $ 12,110,568
Aa          A+            4,545         New York State EFC,
                                        State Water Pollution
                                        Control, 7.20%, 3/15/11                   5,052,540
Aa          A             2,750         New York State EFC,
                                        State Water Pollution
                                        Control, 7.00%, 6/15/12                   3,053,738
Aa          A               150         New York State EFC,
                                        State Water Pollution
                                        Control, 7.50%, 6/15/12                     169,304
Baa1        A             3,750         Puerto Rico Aqueduct
                                        & Sewer Authority,
                                        7.875%, 7/1/17                            4,160,625
                                                                               ------------
                                                                               $ 24,546,775
                                                                               ------------
TOTAL TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST, $610,645,613)                                                $642,348,587
                                                                               ============

(1)  The above securities have been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institutions ranged from 0.1% to 11.0% of total investments.
                       See notes to financial statements.
30

                              Tax Free Portfolios
                              Financial Statements

                                      STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------
                                               September 30, 1995
---------------------------------------------------------------------------------------------------------------------
                                                                         CALIFORNIA       FLORIDA         NEW YORK
                                                                          PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                        ------------    ------------    ------------
ASSETS:
    Investments -
      Identified cost                                                   $381,719,158    $661,202,447    $610,645,613
      Unrealized appreciation                                             24,303,093      33,808,006      31,702,974
                                                                        ------------    ------------    ------------
    Total investments, at value (Note 1A)                               $406,022,251    $695,010,453    $642,348,587
    Cash                                                                         589       5,917,921             696
    Receivable for investments sold                                           50,000          45,000      17,612,917
    Interest receivable                                                    6,743,380      15,155,609      10,635,275
    Deferred organization expenses (Note 1D)                                  14,563          21,095          14,921
                                                                        ------------    ------------    ------------
          Total assets                                                  $412,830,783    $716,150,078    $670,612,396
                                                                        ------------    ------------    ------------

LIABILITIES:
    Demand note payable (Note 5)                                        $  2,032,000    $         --    $    476,000
    Payable for investments purchased                                             --              --      16,908,493
    Payable for when-issued securities (Note 1F)                                  --       3,936,280              --
    Payable for daily variation margin on open
      financial futures contracts (Note 1E)                                  103,125              --         477,125
    Payable to affiliates -
      Trustees' fees                                                           4,638           5,150           5,150
      Custodian fee                                                            8,667           1,879           1,500
    Accrued expenses                                                          12,215           3,633           7,819
                                                                        ------------    ------------    ------------
          Total liabilities                                             $  2,160,645    $  3,946,942    $ 17,876,087
                                                                        ------------    ------------    ------------


NET ASSETS applicable to investors' interest in Portfolio               $410,670,138    $712,203,136    $652,736,309
                                                                        ============    ============    ============

SOURCES OF NET ASSETS:
    Net proceeds from capital contributions and withdrawals             $386,540,544    $678,395,130    $621,396,197
    Unrealized appreciation of investments and financial
      futures contracts (computed on the basis of identified cost)        24,129,594      33,808,006      31,340,112
                                                                        ------------    ------------    ------------

          Total                                                         $410,670,138    $712,203,136    $652,736,309
                                                                        ============    ============    ============

                       See notes to financial statements

                                            STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------
                                     For the Year Ended September 30, 1995
---------------------------------------------------------------------------------------------------------------------
                                                                         CALIFORNIA        FLORIDA       NEW YORK
                                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                        ------------    ------------    ------------
INVESTMENT INCOME:
    Interest income (Note 1B)                                           $ 28,624,042    $ 47,432,310    $ 41,798,094
                                                                        ------------    ------------    ------------
    Expenses -
      Investment adviser fee (Note 2)                                   $  2,121,262    $  3,433,489    $  3,031,508
      Compensation of Trustees not members of the
          Investment Adviser's organization (Note 2)                          18,570          21,513          20,640
      Custodian fee (Note 2)                                                 187,581         231,473         221,548
      Interest expense (Note 5)                                                   --         267,593              --
      Legal and accounting services                                           42,258          37,372          37,661
      Amortization of organization expenses (Note 1D)                          5,625           8,829           6,278
      Miscellaneous                                                          120,219          36,944         193,968
                                                                        ------------    ------------    ------------
          Total expenses                                                $  2,495,515    $  4,037,213    $  3,511,603
      Deduct reduction of custodian fee (Note 2)                              47,611         220,751         220,048
                                                                        ------------    ------------    ------------
          Net expenses                                                  $  2,447,904    $  3,816,462    $  3,291,555
                                                                        ------------    ------------    ------------
            Net investment income                                       $ 26,176,138    $ 43,615,848    $ 38,506,539
                                                                        ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss -
          Investment transactions (identified cost basis)               $(19,076,355)   $(10,100,669)   $(12,293,704)
          Financial futures contracts                                     (3,974,440)    (12,765,513)     (6,983,956)
                                                                        ------------    ------------    ------------
            Net realized loss on investments                            $(23,050,795)   $(22,866,182)   $(19,277,660)
                                                                        ------------    ------------    ------------
      Change in unrealized appreciation (depreciation) -
          Investments                                                   $ 34,125,832    $ 54,420,669    $ 43,541,560
          Financial futures contracts                                       (650,309)             --        (498,006)
                                                                        ------------    ------------    ------------
            Net unrealized appreciation of investments                  $ 33,475,523    $ 54,420,669    $ 43,043,554
                                                                        ------------    ------------    ------------
                Net realized and unrealized gain on investments         $ 10,424,728    $ 31,554,487    $ 23,765,894
                                                                        ------------    ------------    ------------
                  Net increase in net assets from operations            $ 36,600,866    $ 75,170,335    $ 62,272,433
                                                                        ============    ============    ============

                       See notes to financial statements
32

                                      STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                     For the Year Ended September 30, 1995
---------------------------------------------------------------------------------------------------------------------
                                                                          CALIFORNIA       FLORIDA        NEW YORK
                                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                        -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
    From operations -
      Net investment income                                             $  26,176,138   $  43,615,848   $  38,506,539
      Net realized loss on investments                                    (23,050,795)    (22,866,182)    (19,277,660)
      Change in unrealized appreciation of investments                     33,475,523      54,420,669      43,043,554
                                                                        -------------   -------------   -------------
          Net increase in net assets from operations                    $  36,600,866   $  75,170,335   $  62,272,433
                                                                        -------------   -------------   -------------
    Capital transactions -
      Contributions                                                     $  39,600,866   $  64,327,943   $  61,423,633
      Withdrawals                                                        (110,738,796)   (199,418,295)   (126,606,533)
                                                                        -------------   -------------   -------------
          Decrease in net assets resulting from capital transactions    $ (71,062,129)  $(135,090,352)  $ (65,182,900)
                                                                        -------------   -------------   -------------
            Total decrease in net assets                                $ (34,461,263)  $ (59,920,017)  $  (2,910,467)
NET ASSETS:
    At beginning of year                                                  445,131,401     772,123,153     655,646,776
                                                                        -------------   -------------   -------------
    At end of year                                                      $ 410,670,138   $ 712,203,136   $ 652,736,309
                                                                        =============   =============   =============

                       See notes to financial statements

                                                STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                                             CALIFORNIA               FLORIDA          NEW YORK
                                                                              PORTFOLIO               PORTFOLIO        PORTFOLIO
                                                              ------------------------------------- -------------   --------------
                                                                   Year Ended        Year Ended           Year Ended
                                                              September 30, 1994**  March 31, 1994*    September 30, 1994
                                                              ------------------    --------------- ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    From operations-
      Net investment income                                         $ 13,943,369    $ 25,183,098    $  45,081,235   $ 38,006,256
      Net realized gain (loss) on investment transactions            (10,624,666)     10,976,521       (5,816,054)    (2,555,481)
      Change in unrealized depreciation of investments                  (942,071)    (34,132,327)     (84,917,438)   (67,884,728)
                                                                    ------------    ------------    -------------   ------------
          Net increase (decrease) in net assets from operations     $  2,376,632    $  2,027,292    $ (45,652,257)  $(32,433,953)
                                                                    ------------    ------------    -------------   ------------
    Capital transactions-
      Contribution                                                  $ 24,605,354    $553,867,973    $ 174,248,758   $135,102,754
      Withdrawals                                                    (49,109,598)    (88,736,272)    (128,894,901)   (95,828,619)
                                                                    ------------    ------------    -------------   ------------
          Increase (decrease) in net assets resulting from
          capital transactions                                      $(24,504,244)   $465,131,701    $  45,353,857   $ 39,274,135
                                                                    ------------    ------------    -------------   ------------
            Total increase (decrease) in net assets                 $(22,127,612)   $467,158,993    $    (298,400)  $  6,840,182
NET ASSETS:
    At beginning of year                                             467,259,013         100,020      772,421,553    648,806,594
                                                                    ------------    ------------    -------------   ------------
    At end of year                                                  $445,131,401    $467,259,013    $ 772,123,153   $655,646,776
                                                                    ============    ============    =============   ============

* For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements
34

                                                        SUPPLEMENTARY DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      CALIFORNIA PORTFOLIO                FLORIDA PORTFOLIO
                                                            -----------------------------------   ----------------------------------
                                                                         YEAR ENDED                           YEAR ENDED
                                                            -----------------------------------   ----------------------------------
                                                                SEPTEMBER 30,        MARCH 31                SEPTEMBER 30,
                                                            ---------------------   -----------   ----------------------------------
                                                               1995      1994***      1994**         1995       1994       1993*
                                                            ----------  ---------   -----------   ----------  ---------   ----------
RATIOS (As a percentage of average daily net assets):
    Expenses                                                    0.59%       0.57%+      0.55%+        0.55%       0.48%       0.47%+
    Net investment income                                       6.22%       6.09%+      5.72%+        5.94%       5.65%       5.53%+
Net assets, end of year (000 omitted)                       $410,763    $445,131    $467,259      $712,203    $772,123    $772,422

PORTFOLIO TURNOVER                                                58%         40%         91%           61%         57%         55%

                                                                                                      NEW YORK PORTFOLIO
                                                                                            --------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                                            --------------------------------------
                                                                                               1995        1994           1993*
                                                                                            ----------  ---------       ----------
RATIOS (As a percentage of average daily net assets):
    Expenses                                                                                    0.54%       0.48%           0.48%+
    Net investment income                                                                       5.97%       5.70%           5.64%+
Net assets, end of year (000 omitted)                                                       $652,736    $655,647        $648,807

PORTFOLIO TURNOVER                                                                                55%         47%             37%

+      Annualized.
*      For the period from the start of business, February 1, 1993, to September 30, 1993.
**     For the period from the start of business, May 3, 1993 to March 31, 1994.
***    For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
California Tax Free Portfolio ("California Portfolio") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Florida Tax Free Portfolio ("Florida Portfolio") and New York Tax Free Portfolio ("New York Portfolio"), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES - The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolios' investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Portfolios in connection with their organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS - Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolios ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

G. OTHER - Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

For the year ended September 30, 1995 each portfolio paid advisory fees as follows:
    PORTFOLIO          AMOUNT        EFFECTIVE RATE*
    ---------         --------      ----------------
    California         $2,121,262        0.50%
    Florida             3,433,489        0.47%
    New York            3,031,508        0.47%

* Advisory fees paid as a percentage of average daily net assets.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All siginificant credit balances are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1995, no significant amounts have been deferred.

--------------------------------------------------------------------------------

(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended September 30, 1995, were as follows:
                            CALIFORNIA PORTFOLIO     FLORIDA PORTFOLIO    NEW YORK PORTFOLIO
                            --------------------     -----------------    ------------------
Purchases                       $240,733,525            $442,070,821         $355,016,997
Sales                            289,176,459             538,413,651          397,804,899

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at September 30, 1995, as computed on a federal income tax basis, are as follows:
                                    CALIFORNIA PORTFOLIO     FLORIDA PORTFOLIO    NEW YORK PORTFOLIO
                                    --------------------     -----------------    ------------------
Aggregate Cost                          $381,719,158            $661,202,447         $610,645,613
                                        ============            ============         ============
Gross unrealized appreciation           $ 24,714,474            $ 37,104,327         $ 34,539,991
Gross unrealized depreciation                411,381               3,296,321            2,837,017
                                        ------------            ------------         ------------
    Net unrealized appreciation         $ 24,303,093            $ 33,808,006         $ 31,702,974
                                        ============            ============         ============

--------------------------------------------------------------------------------
(5) LINE OF CREDIT

The Portfolios participate with other Portfolios and Funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each Portfolio or Fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1995, the California Portfolio and New
York Portfolio had loan balances outstanding pursuant to this line of credit of $2,032,000 and $476,000, respectively.

For the year ended September 30, 1995, the Florida Portfolio had an average daily balance outstanding pursuant to this line of credit of $9,287,587, at an average interest rate of 7.28%. The Florida Portfolio had a maximum outstanding month-end balance during the year ended September 30, 1995 of $26,664,000. The California and New York Portfolios did not have any significant borrowings or allocated fees during the year ended September 30, 1995.
--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 1995 is as follows:

                     FUTURES CONTRACTS                                                                    NET UNREALIZED
PORTFOLIO             EXPIRATION DATE                CONTRACTS                     POSITION                DEPRECIATION
-----                -----------------               ---------                     --------               --------------
California                12/95                 75 U.S. Treasury Bonds              Short                     $173,499
New York                  12/95                347 U.S. Treasury Bonds              Short                      362,862

At September 30, 1995 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts. The Florida Portfolio did not have any open obligations under these financial instruments at
September 30, 1995.
--------------------------------------------------------------------------------

(7) CHANGE IN FISCAL YEAR
The California Portfolio changed its fiscal year end from March 31 to September 30, effective September 30, 1994.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Investors of:
California Tax Free Portfolio
Florida Tax Free Portfolio
New York Tax Free Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Tax Free Portfolio, Florida Tax Free Portfolio and New York Tax Free Portfolio as of September 30, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and for the California Tax Free Portfolio, the year ended March 31, 1994 and the supplementary data for each of the years in the three-year period ended September 30, 1995. These financial statements and supplementary data are the responsibility of each Trust's management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedure included confirmation of securities owned at September 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Tax Free Portfolio, Florida Tax Free Portfolio and New York Tax Free Portfolio at September 30, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.



                                                           DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
FUNDS      OFFICERS                             INDEPENDENT TRUSTEES

           THOMAS J. FETTER                     DONALD R. DWIGHT
           President                            President, Dwight Partners, Inc.
                                                Chairman, Newspaper of New England, Inc.
           JAMES B. HAWKES
           Vice President, Trustee              SAMUEL L. HAYES, III
                                                Jacob H. Schiff Professor of Investment
           ROBERT B. MACINTOSH                  Banking, Harvard University Graduate
           Vice President                       School of Business Administration

           JAMES L. O'CONNOR                    NORTON H. REAMER
           Treasurer                            President and Director, United Asset
                                                Management Corporation
           THOMAS OTIS
           Secretary                            JOHN L. THORNDIKE
                                                Director, Fiduciary Company Incorporated

                                                JACK L. TREYNOR
                                                Investment Adviser and Consultant

--------------------------------------------------------------------------------

PORTFOLIOS OFFICERS                             INDEPENDENT TRUSTEES

           THOMAS J. FETTER                     DONALD R. DWIGHT
           President and Portfolio Manager of   President, Dwight Partners, Inc.
           Florida Tax Free Portfolio           Chairman, Newspaper of New England, Inc.

           JAMES B. HAWKES                      SAMUEL L. HAYES, III
           Vice President, Trustee              Jacob H. Schiff Professor of Investment
                                                Banking, Harvard University Graduate
           ROBERT B. MACINTOSH                  School of Business Administration
           Vice President and Portfolio Manager
           of California Tax Free Portfolio     NORTON H. REAMER
                                                President and Director, United Asset
           NICOLE ANDERES                       Management Corporation
           Vice President and Portfolio Manager
           of New York Tax Free Portfolio       JOHN L. THORNDIKE
                                                Director, Fiduciary Company Incorporated
           JAMES L. O'CONNOR
           Treasurer                            JACK L. TREYNOR
                                                Investment Adviser and Consultant
           THOMAS OTIS
           Secretary



INVESTMENT ADVISER OF STATE TAX FREE PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL STATE TAX FREE FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                     (THIS SPACE INTENTIONALLY LEFT BLANK.)

                     (THIS SPACE INTENTIONALLY LEFT BLANK.)

  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


                          EATON VANCE MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                                                          T-CSRC

EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

        - EV Classic California Municipals Fund
        - EV Classic Florida Tax Free Fund
        - EV Classic Massachusetts Tax Free Fund
        - EV Classic Mississippi Tax Free Fund
        - EV Classic New York Tax Free Fund
        - EV Classic Ohio Tax Free Fund
        - EV Classic Rhode Island Tax Free Fund
        - EV Classic West Virginia Tax Free Fund

--------------------------------------------------------------------------------

                              [GRAPHIC OF A DOOR]

--------------------------------------------------------------------------------


                            ANNUAL SHAREHOLDER REPORT

                               SEPTEMBER 30, 1995

                                Table of Contents

ITEM                                                                      PAGE
Year-end results, listed by state ......................................    2
President's letter to shareholders .....................................    3
Management Reports:
       EV Classic California Municipals Fund ...........................    4
       EV Classic Florida Tax Free Fund .................................   5
       EV Classic Massachusetts Tax Free Fund ...........................   6
       EV Classic Mississippi Tax Free Fund .............................   7
       EV Classic New York Tax Free Fund ................................   8
       EV Classic Ohio Tax Free Fund ....................................   9
       EV Classic Rhode Island Tax Free Fund ............................  10
       EV Classic West Virginia Tax Free Fund ...........................  11
       Financial Results ...............................................   12

INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT

                                        FINANCIAL DATA:                                                    TAX DATA:
------------------------------------------------------------------------------------------------------------------------------------
RESULTS FOR THE YEAR                                       Fund's                                        The after-tax
ENDING SEPTEMBER 30, 1995   Dividends paid  Fund's NAV  distribution                  If your combined    equivalent      Federal
                            by Fund         per share     rate at                       Federal & State     yield you   income tax
                            during period   at 9/30/95    9/30/95                       tax rate is...   would need is  information*
------------------------------------------------------------------------------------------------------------------------------------
EV Classic California          $0.472         $9.32        4.95%      [GRAPHIC OF           43.04%            8.64%         98.75
Municipals Fund                                                       CALIFORNIA]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Florida             $0.464         $9.35        4.87%      [GRAPHIC OF           38.63%            7.88%         98.34
Tax Free Fund                                                         FLORIDA]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Massachusetts       $0.473         $9.26        5.00%      [GRAPHIC OF           43.68%            8.83%         98.86
Tax Free Fund                                                         MASSACHUSETTS]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Mississippi         $0.438         $9.30        4.60%      [GRAPHIC OF           39.20%            7.52%         98.50
Tax Free Fund                                                         MISSISSIPPI]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic New York            $0.468         $9.42        4.85%      [GRAPHIC OF           40.96%            8.16%         98.70
Tax Free Fund                                                         NEW YORK]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Ohio                $0.453         $9.32        4.75%      [GRAPHIC OF           40.80%            8.01%         99.35
Tax Free Fund                                                         OHIO]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic Rhode Island        $0.454         $9.21        4.82%      [GRAPHIC OF           42.34%            8.34%         99.35
Tax Free Fund                                                         RHODE ISLAND]
------------------------------------------------------------------------------------------------------------------------------------
EV Classic West Virginia       $0.443         $9.35        4.63%      [GRAPHIC OF           40.16%            7.74%         99.66
Tax Free Fund                                                         VIRGINIA]
------------------------------------------------------------------------------------------------------------------------------------

* Percentages represent the amounts of the total dividends paid by the Funds from net investment income during the year ended
  September 30, 1995, that have been designated as exempt-interest dividends. Tax legislation eliminated the exception to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993, at market discounts may generate a small amount of ordinary taxable income.

                                 TO SHAREHOLDERS

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, as Gross Domestic Product should grow only modestly during 1995 at between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995 by realizing strong capital appreciation as a result of this favorable investment environment. However, during this period, the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would probably be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds likely would be eliminated.

DESPITE TAX POLICY UNCERTAINTIES, TAX-EXEMPT BONDS YIELD MORE THAN 89% OF TREASURY YIELDS

30-YR. AA GENERAL OBLIGATION (GO) BONDS*                        5.90%
TAXABLE EQUIVALENT YIELD OF INVESTMENT
FOR COUPLE IN 36% TAX BRACKET                                   9.21%
30-YR TREASURY BONDS                                            6.50%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield.

Statistics as of September 30, 1995.
Past Performance is no guarantee of future results.
Source: Bloomberg, L.P.

However, for many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds (because of fears of tax reform) as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

                                            Sincerely,

                                            /s/ Thomas J. Fetter
                                            --------------------
                                            Thomas J. Fetter
                                            President
                                            November 3, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.


Included on the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                      EV Classic California Municipals Fund

YOUR INVESTMENT AT WORK
Sacramento Cogeneration Authority
Cogeneration Project Bonds

These bonds are being used to build a gas-fired cogeneration plant that will produce electricity for the Sacramento Municipal Utility District. The plant also will produce steam for a nearby Procter & Gamble manufacturing facility. It is located on a 10-acre parcel next to the Procter & Gamble property.

The project is part of the Municipal Utility District's plan to reduce its purchases of electrical power from local electric utilities. It is scheduled to begin operation in 1996 and will be the second of up to four cogeneration plants to be constructed in the Sacramento area.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues..................................    110
Average quality...................................     A+
Investment grade..................................   88.3
Effective maturity................................   14.67 yrs.
Largest sectors:
   Lease revenues/Certificates of
   participation..................................   22.6%
   Escrowed to maturity...........................   16.2
   Tax allocation.................................    9.0
   Insured utilities..............................    8.8*
   Housing........................................    8.6

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: California

California's economy is improving slowly. Gains in the northern part of the state - in San Francisco and the Silicon Valley, for example - have been partially offset by continued poor economic conditions in Orange and Los Angeles Counties.

The Los Angeles County economy continues to lag, and the Orange County government has been in bankruptcy since December, 1994, when losses in the derivatives market drained nearly $1.7 billion from its investment pool. Both counties are finding it necessary to cut back on government services; those cutbacks have the effect of further dampening local economic activity.

While California's long-term economic outlook is positive, its current problems are not likely to end soon, in part because of the magnitude of its outstanding financial issues. The state, home to much import and export business with Pacific Rim countries, has also been hurt by the depressed Japanese economy. It could expect to recover more quickly if the Japanese economy were to improve.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC CALIFORNIA MUNICIPALS FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      7.3%               1.5%
Without CDSC                   8.3%               1.5%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE              C.CALIFORNIA           LEHMAN BROS.
12/93+               10000                  10000
1/94                 10159                  10114
2/94                  9920                   9852
3/94                  9494                   9451
4/94                  9498                   9531
5/94                  9544                   9614
6/94                  9444                   9558
7/94                  9612                   9730
8/94                  9648                   9764
9/94                  9497                   9621
10/94                 9294                   9450
11/94                 9054                   9279
12/94                 9207                   9483
1/95                  9548                   9754
2/95                  9856                  10038
3/95                  9958                  10153
4/95                  9949                  10165
5/95                 10279                  10490
6/95                 10082                  10398
7/95                 10126                  10496
8/95                 10211                  10630
9/95                 10287                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/3/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"California is such a large state that we have been able to choose credits for the Portfolio very selectively. In general, we have avoided Los Angeles County debt, though we do hold two relatively secure specialized bonds from the area for yield purposes.

"Similarly, our holdings in Orange County are disproportionately low because of the county's continuing financial problems. Over time, we have been able to assess the full effect of those problems and can say with assurance that the Portfolio's five credits located in the county have not been affected by the county's financial problems."

                                       - Robert B. MacIntosh

                        EV Classic Florida Tax Free Fund

YOUR INVESTMENT AT WORK
Martin County Industrial
Development Authority
Indiantown Cogeneration Project

The proceeds of this $125 million bond issue were used to refund bonds issued in 1992 used to build a portion of this cogeneration project.

The power plant will burn coal and supply electricity to Florida Power & Light Company and steam to Caulkins Indiantown Citrus Company. Construction began in 1992 and is expected to be completed next year.

The 1992 bond proceeds financed the costs of acquiring, building and equipping facilities for treatment of solid wastes associated with operating the coal-fired cogeneration plant.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues...............................     138
Average quality................................     AA-
Investment grade...............................   92.4%
Effective maturity.............................   16.83 yrs.
Largest sectors:
   Utilities...................................   12.5%
   Housing.....................................   10.6
   Insured utilities...........................    8.5*
   Insured special tax revenue.................    7.9*
   General obligations.........................    7.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Florida

The Florida economy is relatively strong, helped by solid gains in the business services sector, which is growing at a double-digit rate. Meanwhile, the construction sector has been hampered by slower income and household growth. State agencies project that Florida's population will grow at an annual rate of nearly 2%, not as strong as the state had estimated earlier.

Tourism continues to be a cornerstone of the Florida economy. Tourism levels in 1995 have slightly exceeded the state's expectations.

It is estimated that Florida's unemployment rate through 1995 will be 6.1%, a significant drop from 8.2% at the peak of the recession in 1992.

The 1995 legislative session ended with approval of budget appropriations which, adjusted for inflation, represent the smallest increase in state spending in more than 10 years. Despite the need for substantial expenditures to accommodate continuing growth, Florida's level of debt is considered moderate and its economy stable.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC FLORIDA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.7%               1.5%
Without CDSC                   9.7%               1.5%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE              C.FLORIDA              LEHMAN BROS.
12/93+              10000                   10000
1/94                10148                   10114
2/94                 9848                    9852
3/94                 9332                    9451
4/94                 9375                    9531
5/94                 9410                    9614
6/94                 9329                    9558
7/94                 9516                    9730
8/94                 9520                    9764
9/94                 9326                    9621
10/94                9081                    9450
11/94                8853                    9279
12/94                9144                    9483
1/95                 9461                    9754
2/95                 9819                   10038
3/95                 9888                   10153
4/95                 9888                   10165
5/95                10162                   10490
6/95                 9977                   10398
7/95                10031                   10496
8/95                10125                   10630
9/95                10233                   10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/3/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The Florida health care market has been somewhat in disarray because of health care reform. As a result, we have exercised caution when looking at health care or hospital bonds. Through our proprietary research, we have been able to buy high-quality hospital bonds at very attractive prices.

"We have employed a two-pronged approach to the Portfolio, with an emphasis on quality and also bonds that allow us to add to yield.

"We are still very constructive on the Florida economy, and we continue to look for discount coupon bonds that add attractive characteristics to the Portfolio."

                                       - Thomas J. Fetter

                     EV Classic Massachusetts Tax Free Fund

YOUR INVESTMENT AT WORK
Plymouth County
Correctional Facility

These bonds were used to construct a new 1,140-bed prison to house federal, state and county inmates in Plymouth. In addition to expanded housing facilities, the project includes a modern medical facility.

The project was designed to provide partial relief for the Commonwealth's correctional system, which has become seriously overcrowded in the past decade. As a state-of-the-art, "direct supervision" facility, the project aims to provide a more successful correctional environment while reducing costs. The new facility is operated by the Plymouth County Sheriff's Department.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues...............................    95
Average quality................................     A+
Investment grade...............................   96.3%
Effective maturity (years).....................   15.47
Largest sectors:
   General obligations.........................   13.7%
   Insured hospitals...........................   11.8*
   Housing.....................................   11.4
   Water and sewer.............................    9.8
   Education...................................    9.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Massachusetts

Massachusetts' employment levels have climbed significantly in recent years, recovering roughly 60% of the jobs lost in the last recession. Recent jobless rates have remained at or below the national rate, and personal income growth continues to accelerate. Growth has been especially impressive in the high technology and financial sectors.

The Commonwealth has greatly improved its financial position. Debt levels, while still too high, have nonetheless been reduced, while reserve levels have increased to 3% of revenues. As a result, Massachusetts now enjoys enhanced liquidity and more leeway with respect to operations, and should record a modest surplus in the current fiscal year. As a reflection of the progress the Commonwealth has made in recent years, its debt ratings have been upgraded to A1 and A+, considerably higher than they were at their lowest point in early 1991.

Looking ahead, the economy should continue to post modest growth. On the fiscal front, the administration has recently initiated efforts to control social spending. While opening a thorny political issue, the move could result in further fiscal improvements in the future.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MASSACHUSETTS TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      7.4%               1.1%
Without CDSC                   8.4%               1.1%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE              C.MASS.              LEHMAN BROS.
12/93+             10000                  10000
1/94               10070                  10114
2/94                9841                   9852
3/94                9357                   9451
4/94                9331                   9531
5/94                9418                   9614
6/94                9328                   9558
7/94                9496                   9730
8/94                9532                   9764
9/94                9360                   9621
10/94               9116                   9450
11/94               8837                   9279
12/94               9108                   9483
1/95                9447                   9754
2/95                9764                  10038
3/95                9844                  10153
4/95                9835                  10165
5/95               10077                  10490
6/95                9892                  10398
7/95                9947                  10496
8/95               10075                  10630
9/95               10151                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The Portfolio's exposure to the hospital sector remains quite low. Health care institutions around the country are under increasing pressure from competition. This condition is especially true in Massachusetts, where there are too many hospital beds for the commonwealth's population.

"As a result, we do extensive research before adding any hospital bonds to the Portfolio, to ensure that the hospitals we choose will be among the survivors in this increasingly competitive environment.

"In structuring the Portfolio, we've employed a two-pronged strategy in the Portfolio, emphasizing quality on one hand and prudent yield enhancement on the other."

                                       - Robert B. MacIntosh
6

                      EV Classic Mississippi Tax Free Fund

YOUR INVESTMENT AT WORK
Mississippi State University
Renovation Project

Bond proceeds were used to renovate and equip two buildings on the Mississippi State University campus. The renovations included the conversion of former dormitory buildings into classroom and office space.

The funds were also used to extend a chilled water loop on the campus in order to improve the university's heating and cooling system.

The bonds were issued in 1995, with a maturity of 2015. The cost of the project is estimated to be $3 million.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues.......................    36
Average quality........................    AA
Investment grade.......................  98.7%
Effective maturity.....................  15.55 yrs.
Largest sectors:
   Insured hospitals...................  19.2%*
   Utilities...........................  10.9
   Industrial development revenue......  10.0
   Housing.............................   9.4
   General obligations.................   7.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Mississippi

Mississippi's economy, traditionally reliant on cyclical manufacturing, has shown significant growth in recent years.Expansion in the manufacturing and service sectors allowed the state's unemployment rate to remain roughly the same in 1994 as in 1993.

Much of the state's recent job growth came from gaming-related employment in the early 1990s. It is estimated that some 50,000 jobs were created either directly or indirectly by this industry. However, with more than 30 casinos now open in the state, Mississippi is saturated with gambling. In addition, the industry now faces strong competition from neighboring Louisiana, which is opening gambling in New Orleans.

Although Mississippi's economy should continue to grow during the next few years, expected changes in the gaming industry, combined with a slowdown in other sectors, are likely to cause the pace of that growth to be slower than it has been in recent years.

A positive for the state is its very conservative fiscal management. Mississippi's debt level is one of the lowest in the country.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MISSISSIPPI TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.5%               1.0%
Without CDSC                   9.5%               1.0%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE           C.MISSISSIPPI           LEHMAN BROS.
12/93+             10000                  10000
1/94               10109                  10114
2/94                9798                   9852
3/94                9180                   9451
4/94                9253                   9531
5/94                9336                   9614
6/94                9254                   9558
7/94                9428                   9730
8/94                9430                   9764
9/94                9256                   9621
10/94               9030                   9450
11/94               8790                   9279
12/94               9016                   9483
1/95                9361                   9754
2/95                9715                  10038
3/95                9793                  10153
4/95                9770                  10165
5/95               10061                  10490
6/95                9907                  10398
7/95                9969                  10496
8/95               10071                  10630
9/95               10132                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Mississippi is now in a period of economic strength. We have tried to take advantage of that fact by moving the Portfolio into more state-backed general obligation bonds.

"At the same time, we have somewhat reduced our exposure to the insured sector because insured bonds are plentiful and are not as attractive as some other Mississippi bonds.

"We continue to look to add industrial development bonds to the Portfolio, as they offer an attractive combination of yield and security."

                                       - Cynthia J. Clemson

                       EV Classic New York Tax Free Fund

YOUR INVESTMENT AT WORK
New York State Power Authority

Historically, three of the top issuer names in New York have been "Ports" (Port Authorities of New York and New Jersey), "Powers" (New York State Power Authority) and "Tribes" (Triborough Bridge and Tunnel Authority). Bonds of these three issuers are among the highest rated in the market.

Of the three, we see the most value in Power Authority bonds, especially as a place to weather any coming storm in BBB-rated New York State-appropriated bonds. The Triborough Bridge and Tunnel Authority will likely be under credit pressure as it begins borrowing plans for the MTA subway system.Port Authority bonds typically do not offer the attractive coupon structure available on some Power Authority bonds.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues............................   179
Average quality.............................    A+
Investment grade............................  98.0%
Effective maturity (years)..................  14.47
Largest sectors:
   Health care..............................  19.1%
   Education................................  12.7
   Special tax revenue......................  12.5
   Lease/Certificate of
   participation............................   8.7
   Escrowed.................................   7.6

--------------------------------------------------------------------------------
THE STATE OF THE STATE: New York

New York is at a crossroads, with its first new governor in 12 years. Governor George Pataki's first real chance to make his mark comes with next year's budget. The impact of his proposed income tax cuts will be felt much more deeply in the budget for fiscal year 1996-97; it will garner much attention because tax cuts must be accompanied by spending cuts. It has the potential to be Pataki's first big step toward streamlining state government and fulfilling his election promises.

Given the potential for next year's budget process to be especially contentious and given that this year's budget was passed late, as often occurs, the Governor plans an earlier unveiling of the fiscal 1996-97 budget. The goal of matching spending commitments to ongoing revenue resources is positive for the state's long-term credit standing but may produce near-term turmoil.

Of more immediate interest to New York tax-exempt investors is the November voter referendum on state debt reform. New Yorkers will vote on whether to end the state's entrenched process of "backdoor borrowing." If debt reform passes, the state will revamp its borrowing process. Consequently, it currently plans to issue an unusually heavy calendar of state-supported appropriation debt between now and year-end.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC NEW YORK TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.5%               1.9%
Without CDSC                   9.5%               1.9%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE             C.NEW YORK            LEHMAN BROS.
12/93+             10000                  10000
1/94               10131                  10114
2/94                9852                   9852
3/94                9368                   9451
4/94                9413                   9531
5/94                9508                   9614
6/94                9399                   9558
7/94                9565                   9730
8/94                9621                   9764
9/94                9398                   9621
10/94               9165                   9450
11/94               8854                   9279
12/94               9166                   9483
1/95                9483                   9754
2/95                9819                  10038
3/95                9920                  10153
4/95                9910                  10165
5/95               10204                  10490
6/95               10030                  10398
7/95               10106                  10496
8/95               10233                  10630
9/95               10286                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/6/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Anticipating that state-appropriated debt will underperform in the face of a heavy new issuance calendar, we have been reducing the Portfolio's exposure to State appropriation debt and swapping into high-grade debt. Once this wave of debt has come to market, state-appropriated debt should be attractively priced and once again represent a buying opportunity.

"This past summer, during the second leg of the 1995 rally, discount coupon bonds returned to favor. This was an opportunity to sell deep discounts in the New York Portfolio and trade into more moderate discount coupon bonds that should perform comparably to deep discounts in an up market and much better in a down market."

                                       - Nicole Anderes

                         EV Classic Ohio Tax Free Fund

YOUR INVESTMENT AT WORK
Higher Educational Facility Comm.
University of Dayton

The proceeds of these bonds are being used for a variety of projects, the largest of which is acquisition of land for the University of Dayton Law School. The money also is being used to construct and equip the Law School and Library, to complete the Phillips Center for the Humanities, to acquire and renovate student residences, rebuild campus roads and to renovate a variety of other buildings on campus.

The Law School and Library building will have floor space of more than 120,000 square feet and will be completely computer accessible. The university has more than 10,000 students.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues.......................   139
Average quality........................    A+
Investment grade.......................  90.5%
Effective maturity.....................  13.42 yrs.
Largest sectors:
   Hospitals...........................  19.3%
   Insured hospitals...................  11.7*
   General obligations.................   9.1
   Industrial development/ Pollution
   control revenue.....................   8.8
   Education...........................   7.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Ohio

The Ohio economy continues to be diverse and strong. Overall, the state has moved from heavy reliance on manufacturing jobs to a more balanced economy. Ohio's financial position has improved during the last 12 months, allowing the state to begin restoring its financial reserves.

The state's service sector has been a source of job growth during the past several years.While the manufacturing sector grew during the second half of 1994, it is expected to recede somewhat during the last half of 1995. Unemployment rates at the end of 1994 were considerably lower than the national average.

The recent robust economic activity in Ohio has helped the state's balance sheet. Tax receipts were greater than expected in the 1994 fiscal year and into 1995. For the same reason, Medicaid expenditures were somewhat lower than anticipated.

Ohio benefits from relatively conservative management and a debt burden that is low relative to that of other industrialized states.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC OHIO TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.6%               1.2%
Without CDSC                   9.6%               1.2%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE               C.OHIO             LEHMAN BROS.
12/93+             10000                  10000
1/94               10080                  10114
2/94                9770                   9852
3/94                9223                   9451
4/94                9256                   9531
5/94                9361                   9614
6/94                9270                   9558
7/94                9467                   9730
8/94                9480                   9764
9/94                9267                   9621
10/94               9041                   9450
11/94               8791                   9279
12/94               9060                   9483
1/95                9408                   9754
2/95                9722                  10038
3/95                9780                  10153
4/95                9779                  10165
5/95               10073                  10490
6/95                9941                  10398
7/95               10004                  10496
8/95               10130                  10630
9/95               10193                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The past year has proved to be volatile for the bond market, with a sharp decline during most of 1994 and the strong bond market rally of 1995.

"In the Ohio Portfolio, the levels of new bond issuance have decreased significantly. This creates a supply-and-demand situation that bodes well for the inherent value of bonds.

"We remain highly selective in terms of the health care and hospital bonds that we add to the Portfolio. This sector is extremely competitive nationwide, and it is important to use thorough research to determine the most attractive candidates for the Portfolio. These are often medical facilities that have strengthened themselves through mergers or alliances with other facilities or HMOs."

                                       - Thomas J. Fetter

                     EV Classic Rhode Island Tax Free Fund

YOUR INVESTMENT AT WORK
Rhode Island State Industrial
Facilities Corporation
Marine Terminal Bonds

The proceeds of these bonds were used to build the main Rhode Island terminal and distribution facilities for Mobil Oil Refining in the mid-1980s. The company transports oil in tanker ships through Narragansett Bay and distributes it to the Rhode Island area through these facilities, which are located inEast Providence.

These bonds carry the senior corporate debt ratings of Mobil Corp., Aa2/AA.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues........................    48
Average quality.........................    AA
Investment grade........................  99.2%
Effective maturity......................  17.10yrs.
Largest sectors:
   Housing..............................  16.7
   Insured water and sewer..............  16.6*
   Insured college and university.......   9.8*
   Special tax..........................   6.7
   Insured housing......................   6.1*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Rhode Island

Rhode Island's economy is softening after barely showing signs of recovery from the recession of the late 1980s. Employment numbers for 1995 are running below those of 1994; the state recently had to revise revenues down slightly to reflect the weaker economy. Even the state's outlook for a "continued recovery at a sluggish pace" may be too optimistic and the 1.2% annual employment growth projected may have to be revised downward.

As sobering as this news is, our diversified portfolio of Rhode Island bonds should not be directly affected by the state's budget and economic problems. For example, portfolio holdings include tax-exempt debt backed by single-family mortgage pools, by high-grade corporations and by the state's leading universities and colleges.

Also, Providence appears to be a bright spot in the state's economic landscape and may be more of a stabilizing influence than it has been historically.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC RHODE ISLAND TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.0%               0.6%
Without CDSC                   9.0%               0.6%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE           C.RHODE ISLAND          LEHMAN BROS.
12/93+             10000                  10000
1/94               10138                  10114
2/94                9757                   9852
3/94                9140                   9451
4/94                9223                   9531
5/94                9338                   9614
6/94                9237                   9558
7/94                9444                   9730
8/94                9457                   9764
9/94                9243                   9621
10/94               8976                   9450
11/94               8737                   9279
12/94               9028                   9483
1/95                9386                   9754
2/95                9700                  10038
3/95                9790                  10153
4/95                9757                  10165
5/95                9997                  10490
6/95                9779                  10398
7/95                9865                  10496
8/95               10001                  10630
9/95               10075                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Over the past year, the goal has been to restructure the Rhode Island Portfolio to balance long discount holdings with more defensive, higher yielding bonds. The relatively small Portfolio size makes rebalancing tricky; seemingly small changes can have a large impact on performance.

"Housing bonds have offered the best opportunity to add yield and a defensive sector to the Portfolio; holdings in this sector were increased from nearly 12% in September 1994 to 17% by September 1995.Since housing bonds typically carry AA or AAA ratings, added exposure to this sector has allowed us to take advantage of our strong research capabilities by prudently adding higher yielding BBBcredits while maintaining overall credit quality at an average AA rating."

                                       - Nicole Anderes

                     EV Classic West Virginia Tax Free Fund

YOUR INVESTMENT AT WORK
Upshur County
TJ International Project

The proceeds of these bonds are being used to build a sewage and solid waste disposal system for a lumber production plant in Upshur County. The facility manufactures engineered lumber in the form of wood joists and related lumber products.

The factory is owned by Trus Joist MacMillan.
The bonds were issued in 1995 and will mature in 2025.
The total cost of construction is estimated at about $22 million.

                               PORTFOLIO OVERVIEW
                   Based on market value as of Sept. 30, 1995

Number of issues............................    39
Average quality.............................    AA-
Investment grade............................  95.6%
Effective maturity..........................  16.42 yrs.
Largest sectors:
   Insured hospitals........................  15.7*
   Insured electric utilities...............  13.5%*
   Industrial development/pollution
   control revenue..........................  12.5
   Electric utilities.......................  11.8
   Insured water & sewer....................  11.1*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: West Virginia

West Virginia's economy suffers from a heavy reliance on the coal mining industry and on employment in older metal and chemical factories.

The state economy recovered well in 1994 from the recession of the early 1990s, in large part because of the end of the coal strike. That event brought a needed boost to the state's employment and retail sales.

In 1995, the state's economy has continued to grow, though at a much slower pace than in 1994. In fact, West Virginia has the slowest rate of growth of the southeastern states and its unemployment levels still exceed the national average. During the last year, however, the state experienced significant gains in the construction, transportation and communications sectors. Increases in tourism have helped the state's economy slightly, as has growth in Federal employment.

The state's prospects for economic expansion are enhanced somewhat by the fact that its population is now increasing.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC WEST VIRGINIA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through September 30, 1995

AVERAGE ANNUAL RETURN           1                 Life
                               Year             of Fund*
With CDSC                      8.4%               1.2%
Without CDSC                   9.4%               1.2%

[LINE CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE            C. WEST VIRGINIA         LEHMAN BROS.
12/93+              10000                  10000
 1/94               10139                  10114
 2/94                9857                   9852
 3/94                9291                   9451
 4/94                9283                   9531
 5/94                9387                   9614
 6/94                9254                   9558
 7/94                9470                   9730
 8/94                9493                   9764
 9/94                9309                   9621
10/94                9074                   9450
11/94                8803                   9279
12/94                9060                   9483
 1/95                9385                   9754
 2/95                9728                  10038
 3/95                9827                  10153
 4/95                9815                  10165
 5/95               10118                  10490
 6/95                9932                  10398
 7/95                9994                  10496
 8/95               10140                  10630
 9/95               10180                  10697

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 12/13/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The West Virginia bond market is extremely sensitive to movements of supply and demand. The challenge for a portfolio manager is to stay abreast of those movements.

"We try to purchase issues when they are trading cheaply in the secondary market and wait for supply to diminish, at which time we can offer them at a significant profit.

"Our principal focus is on maintaining a 'barbell' structure in the Portfolio that provides good performance in both up and down markets. We want to maintain both yield and diversification, and to that end are committing a great deal of effort to researching non-rated private placement issues to gain yield."

                                       - Timothy T. Browse

                                    -------

                           EV Classic Tax Free Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC       CLASSIC         CLASSIC         CLASSIC
                                                            CALIFORNIA     FLORIDA      MASSACHUSETTS    MISSISSIPPI
                                                               FUND          FUND           FUND            FUND
                                                            ----------    ----------    -------------    -----------
ASSETS:
  Investment in Portfolio --
     Identified cost                                        $2,681,678    $5,310,943     $ 2,700,769     $2,237,833
     Unrealized appreciation (depreciation)                     36,002       (71,742)         47,677         74,290
                                                            ----------    ----------      ----------     ----------
  Total investment in Portfolio, at value (Note 1A)         $2,717,680    $5,239,201     $ 2,748,446     $2,312,123
  Receivable for Fund shares sold                                  158            --              --             --
  Receivable from the Administrator (Note 4)                    39,199        24,340          13,833         14,260
  Deferred organization expenses (Note 1D)                       8,988         4,825           6,375          7,274
                                                            ----------    ----------      ----------     ----------
       Total assets                                         $2,766,025    $5,268,366     $ 2,768,654     $2,333,657
                                                            ----------    ----------      ----------     ----------
LIABILITIES:
  Dividends payable                                          $   2,993    $    5,606     $     3,045     $    2,349
  Payable to affiliates --
     Trustees' fees                                                 --            43              --             --
     Custodian fee                                                 584           584             584            584
  Accrued expenses                                               2,349         1,518           1,099            962
                                                            ----------    ----------      ----------     ----------
       Total liabilities                                     $   5,926    $    7,751     $     4,728     $    3,895
                                                            ----------    ----------      ----------     ----------
NET ASSETS                                                  $2,760,099    $5,260,615     $ 2,763,926     $2,329,762
                                                            ==========    ==========      ==========     ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                           $2,921,227    $6,014,862     $ 3,034,389     $2,535,528
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the basis
     of identified cost)                                      (204,111)     (690,559)       (318,562)      (286,435)
  Accumulated undistributed net investment income                6,981         8,054             422          6,379
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts from Portfolio
     (computed on the basis of identified cost)                 36,002       (71,742)         47,677         74,290
                                                            ----------    ----------      ----------     ----------
       Total                                                $2,760,099    $5,260,615     $ 2,763,926     $2,329,762
                                                            ==========    ==========      ==========     ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                      296,153       562,364         298,594        250,630
                                                            ==========    ==========      ==========     ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE (NOTE
  6) PER SHARE (net assets / shares of beneficial interest
  outstanding)                                                  $9.32          $9.35           $9.26          $9.30
                                                            ==========    ==========      ==========     ==========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC      CLASSIC       CLASSIC         CLASSIC
                                                             NEW YORK       OHIO      RHODE ISLAND   WEST VIRGINIA
                                                               FUND         FUND          FUND           FUND
                                                            ----------   ----------   ------------   -------------
ASSETS:
  Investment in Portfolio --
     Identified cost                                        $5,285,125   $2,120,821    $3,143,159     $ 1,061,963
     Unrealized appreciation (depreciation)                    126,845      (20,561)     (130,245)        (36,491)
                                                            ----------   ----------    ----------      ----------
  Total investment in Portfolio, at value (Note 1A)         $5,411,970   $2,100,260    $3,012,914     $ 1,025,472
  Receivable for Fund shares sold                               15,100       43,688            --              --
  Receivable from the Administrator (Note 4)                    24,385       20,605        20,429          16,838
  Deferred organization expenses (Note 1D)                       6,573        7,150         6,530           7,378
                                                            ----------   ----------    ----------      ----------
       Total assets                                         $5,458,028   $2,171,703    $3,039,873     $ 1,049,688
                                                            ----------   ----------    ----------      ----------
LIABILITIES:
  Dividends payable                                         $    5,926   $    2,278    $    3,225     $     1,063
  Payable for Fund shares redeemed                                 470           --         1,007          15,101
  Payable to affiliates --
     Trustees' fees                                                 43           --            --              --
     Custodian fee                                                 584          584           151             559
  Accrued expenses                                               1,623          927         1,206             677
                                                            ----------   ----------    ----------      ----------
       Total liabilities                                    $    8,646   $    3,789    $    5,589     $    17,400
                                                            ----------   ----------    ----------      ----------
NET ASSETS                                                  $5,449,382   $2,167,914    $3,034,284     $ 1,032,288
                                                            ==========   ==========    ==========      ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                           $5,512,810   $2,295,498    $3,415,734     $ 1,133,678
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the basis
     of identified cost)                                      (199,204)    (106,999)     (257,942)        (67,904)
  Accumulated undistributed (distributions in excess of)
     net investment income                                       8,931          (24)        6,737           3,005
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts from Portfolio
     (computed on the basis of identified cost)                126,845      (20,561)     (130,245)        (36,491)
                                                            ----------   ----------    ----------      ----------
       Total                                                $5,449,382   $2,167,914    $3,034,284     $ 1,032,288
                                                            ==========   ==========    ==========      ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                      578,363      232,722       329,629         110,431
                                                            ==========   ==========    ==========      ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE (NOTE
  6) PER SHARE (net assets / shares of beneficial interest
  outstanding)                                                  $9.42         $9.32         $9.21           $9.35
                                                            ==========   ==========    ==========      ==========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                           CLASSIC        CLASSIC         CLASSIC          CLASSIC
                                                          CALIFORNIA      FLORIDA      MASSACHUSETTS     MISSISSIPPI
                                                             FUND          FUND            FUND             FUND
                                                          ----------     ---------     -------------     -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                $ 188,661      $ 397,958       $ 186,481        $ 153,412
  Expenses allocated from Portfolio                         (16,129)       (32,077)        (15,317)          (5,882)
                                                          ---------      ---------       ---------        ---------
     Net investment income from Portfolio                 $ 172,532      $ 365,881       $ 171,164        $ 147,530
                                                          ---------      ---------       ---------        ---------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization                       $      --      $     122       $      --        $      --
     Distribution costs (Note 5)                             27,957         57,947          27,026           23,394
     Custodian fee (Note 4)                                   3,526          3,886           3,543            3,130
     Transfer and dividend disbursing agent fees              2,470          3,502           2,390            1,828
     Printing and postage                                    17,250         10,554              --            5,607
     Legal and accounting services                            6,265          6,650           5,006            5,615
     Registration costs                                          --          1,112           1,049              941
     Amortization of organization expenses (Note 1D)          2,967          1,518           2,009            2,296
     Miscellaneous                                            9,043          2,052             493            1,025
                                                          ---------      ---------       ---------        ---------
       Total expenses                                     $  69,478      $  87,343       $  41,516        $  43,836
                                                          ---------      ---------       ---------        ---------
     Deduct allocation of expenses to the Administrator
       (Note 4)                                           $  39,199      $  24,340       $  13,833        $  14,260
     Deduct reduction of custodian fee (Note 4)              --              1,183         --                --
                                                          ---------      ---------       ---------        ---------
       Total                                              $  39,199      $  25,523       $  13,833        $  14,260
                                                          ---------      ---------       ---------        ---------
          Net expenses                                    $  30,279      $  61,820       $  27,683        $  29,576
                                                          ---------      ---------       ---------        ---------
            Net investment income                         $ 142,253      $ 304,061       $ 143,481        $ 117,954
                                                          ---------      ---------       ---------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)      $(113,634)     $(363,457)      $(186,609)       $(188,597)
     Financial futures contracts                            (24,662)       (97,603)        (31,485)         (30,325)
                                                          ---------      ---------       ---------        ---------
       Net realized loss on investments                   $(138,296)     $(461,060)      $(218,094)       $(218,922)
  Change in unrealized appreciation (depreciation) of
     investments                                            203,944        629,276         242,489          304,544
                                                          ---------      ---------       ---------        ---------
          Net realized and unrealized gain                $  65,648      $ 168,216       $  24,395        $  85,622
                                                          ---------      ---------       ---------        ---------
            Net increase in net assets from operations    $ 207,901      $ 472,277       $ 167,876        $ 203,576
                                                          =========      =========       =========        =========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                            CLASSIC     CLASSIC       CLASSIC          CLASSIC
                                                           NEW YORK       OHIO      RHODE ISLAND    WEST VIRGINIA
                                                             FUND         FUND          FUND            FUND
                                                          ----------    --------    ------------    -------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                $ 357,605     $127,727     $  209,585       $  90,067
  Expenses allocated from Portfolio                         (28,168)    (11,069)        (8,578)         (4,286)
                                                          ----------    --------      ---------        --------
     Net investment income from Portfolio                 $ 329,437     $116,658     $  201,007       $  85,781
                                                          ----------    --------      ---------        --------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization                       $     165     $     --     $  --            $      --
     Distribution costs (Note 5)                             52,724       19,276         31,974          13,957
     Custodian fee (Note 4)                                   3,321        3,387          3,503           3,416
     Transfer and dividend disbursing agent fees              3,458        1,888          3,085           1,471
     Printing and postage                                    12,238        4,834          7,024           5,359
     Legal and accounting services                            6,021        5,864          4,860           4,611
     Registration costs                                         380        1,156             --              --
     Amortization of organization expenses (Note 1D)          2,099        2,081          2,051           2,314
     Miscellaneous                                            1,059        2,280          1,427             965
                                                          ----------    --------      ---------        --------
       Total expenses                                     $  81,465     $ 40,766     $   53,924       $  32,093
                                                          ----------    --------      ---------        --------
     Deduct allocation of expenses to the Administrator
       (Note 4)                                           $  24,385     $ 20,605     $   20,429       $  16,838
     Deduct reduction of custodian fee (Note 4)               2,868        --               561         --
                                                          ----------    --------      ---------        --------
       Total                                              $  27,253     $ 20,605     $   20,990       $  16,838
                                                          ----------    --------      ---------        --------
          Net expenses                                    $  54,212     $ 20,161     $   32,934       $  15,255
                                                          ----------    --------      ---------        --------
            Net investment income                         $ 275,225     $ 96,497     $  168,073       $  70,526
                                                          ----------    --------      ---------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)      $ (78,176)   $(67,704)    $ (115,559)      $ (26,782)
     Financial futures contracts                            (63,649)    (16,928)       (56,902)        (18,506)
                                                          ----------    --------      ---------        --------
            Net realized loss on investments              $(141,825)   $(84,632)    $ (172,461)      $ (45,288)
  Change in unrealized appreciation (depreciation) of
     investments                                            381,603      161,713        261,324          99,940
                                                          ----------    --------      ---------        --------
          Net realized and unrealized gain                $ 239,778     $ 77,081     $   88,863       $  54,652
                                                          ----------    --------      ---------        --------
            Net increase in net assets from operations    $ 515,003     $173,578     $  256,936       $ 125,178
                                                          ==========    ========      =========        ========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                          CLASSIC         CLASSIC          CLASSIC          CLASSIC
                                                        CALIFORNIA        FLORIDA       MASSACHUSETTS     MISSISSIPPI
                                                           FUND            FUND             FUND             FUND
                                                        -----------     -----------     -------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                              $   142,253     $   304,061      $   143,481      $  117,954
     Net realized loss on investments                      (138,296)       (461,060)        (218,094)       (218,922)
     Change in unrealized appreciation (depreciation)
       of investments                                       203,944         629,276          242,489         304,544
                                                        -----------     -----------     -------------     -----------
       Net increase in net assets from operations       $   207,901     $   472,277      $   167,876      $  203,576
                                                        -----------     -----------     -------------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                         $  (142,253)    $  (304,061)     $  (143,481)     $ (117,954)
     In excess of net investment income                      (3,147)        (13,024)          (7,184)         (3,078)
     In excess of net realized gain on investments           (5,291)             --               --              --
                                                        -----------     -----------     -------------     -----------
       Total distributions to shareholders              $  (150,691)    $  (317,085)     $  (150,665)     $ (121,032)
                                                        -----------     -----------     -------------     -----------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                      $   785,921     $   899,398      $   938,555      $  747,475
     Net asset value of shares issued to shareholders
       in
       payment of distributions declared                     56,477         139,236          109,243          76,392
     Cost of shares redeemed                             (1,032,948)     (3,996,087)      (2,043,937)     (1,376,356)
                                                        -----------     -----------     -------------     -----------
       Decrease in net assets from Fund share
          transactions                                  $  (190,550)    $(2,957,453)     $  (996,139)     $ (552,489)
                                                        -----------     -----------     -------------     -----------
          Net decrease in net assets                    $  (133,340)    $(2,802,261)     $  (978,928)     $ (469,945)
NET ASSETS:
     At beginning of year                                 2,893,439       8,062,876        3,742,854       2,799,707
                                                        -----------     -----------     -------------     -----------
     At end of year                                     $ 2,760,099     $ 5,260,615      $ 2,763,926      $2,329,762
                                                        ============    ============    ================  ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                 $     6,981     $     8,054      $       422      $    6,379
                                                        ============    ============    ================  ===========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                      CLASSIC        CLASSIC         CLASSIC           CLASSIC
                                                      NEW YORK         OHIO        RHODE ISLAND     WEST VIRGINIA
                                                        FUND           FUND            FUND             FUND
                                                     ----------     ----------     ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                           $  275,225     $   96,497      $  168,073       $    70,526
     Net realized loss on investments                  (141,825)       (84,632)       (172,461)          (45,288)
     Change in unrealized appreciation
       (depreciation)
       of investments                                   381,603        161,713         261,324            99,940
                                                     ----------     ----------      ----------        ----------
       Net increase in net assets from operations    $  515,003     $  173,578      $  256,936       $   125,178
                                                     ----------     ----------      ----------        ----------
  Distributions to shareholders (Note 2) --
     From net investment income                      $ (275,225)    $  (96,497)     $ (168,073)      $   (70,526)
     In excess of net investment income                  (7,088)        (5,422)         (4,045)           (2,437)
                                                     ----------     ----------      ----------        ----------
       Total distributions to shareholders            $(282,313)    $ (101,919)     $ (172,118)      $   (72,963)
                                                     ----------     ----------      ----------        ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                   $2,176,868     $  522,879      $  315,949       $    48,967
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                         229,427         70,373         114,621            49,748
     Cost of shares redeemed                         (2,326,154)      (607,702)     (1,399,657)       (1,015,933)
                                                     ----------     ----------      ----------        ----------
       Increase (decrease) in net assets from Fund
          share transactions                         $   80,141     $  (14,450)     $ (969,087)      $  (917,218)
                                                     ----------     ----------      ----------        ----------
          Net increase (decrease) in net assets      $  312,831     $   57,209      $ (884,269)      $  (865,003)
NET ASSETS:
  At beginning of year                                5,136,551      2,110,705       3,918,553         1,897,291
                                                     ----------     ----------      ----------        ----------
  At end of year                                     $5,449,382     $2,167,914      $3,034,284       $ 1,032,288
                                                     ==========     ==========      ==========        ==========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF) NET INVESTMENT INCOME INCLUDED IN NET ASSETS
  AT END OF YEAR                                     $    8,931     $      (24)     $    6,737       $     3,005
                                                     ==========      ==========      ==========        ==========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------





                                                CLASSIC CALIFORNIA FUND      CLASSIC       CLASSIC        CLASSIC
                                               --------------------------    FLORIDA     MASSACHUSETTS  MISSISSIPPI
                                                 YEAR ENDED    YEAR ENDED     FUND           FUND          FUND
                                                SEPTEMBER 30,   MARCH 31,  -----------   -------------  -----------
                                                   1994**        1994*         YEAR ENDED SEPTEMBER 30, 1994***
                                               --------------  ----------  ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                       $   61,773    $  21,091    $   268,997   $   103,634   $   83,964
     Net realized gain (loss) on investments        (62,402)       1,878       (229,499)     (100,468)     (67,513)
     Change in unrealized depreciation of
       investments                                     (842)     (167,100)     (701,018)     (194,812)    (230,254)
                                                 ----------    ----------    ----------    ----------   ----------
       Net decrease in net assets from
          operations                             $   (1,471)    $(144,131)  $  (661,520)  $  (191,646)  $ (213,803)
                                                 ----------    ----------    ----------    ----------   ----------
  Distributions to shareholders (Note 2) --
     From net investment income                  $  (61,773)    $ (21,091)  $  (268,997)  $  (103,634)  $  (83,964)
     In excess of net investment income              (9,885)       (3,747)      (48,427)      (19,821)     (14,125)
                                                 ----------    ----------    ----------    ----------   ----------
       Total distributions to shareholders       $  (71,658)    $ (24,838)  $  (317,424)  $  (123,455)  $  (98,089)
                                                 ----------    ----------    ----------    ----------   ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares               $1,431,747    $3,317,122   $11,658,622   $ 4,628,340   $3,787,256
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                      37,372        9,644        143,172        93,925       52,885
     Cost of shares redeemed                       (597,281)   (1,063,067)   (2,759,974)     (664,310)    (728,542)
                                                 ----------    ----------    ----------    ----------   ----------
       Increase in net assets from Fund share
          transactions                           $  871,838    $2,263,699   $ 9,041,820   $ 4,057,955   $3,111,599
                                                 ----------    ----------    ----------    ----------   ----------
          Net increase in net assets             $  798,709    $2,094,730   $ 8,062,876   $ 3,742,854   $2,799,707
NET ASSETS:
  At beginning of year                            2,094,730       --                 --            --           --
                                                 ----------    ----------    ----------    ----------   ----------
  At end of year                                 $2,893,439    $2,094,730   $ 8,062,876   $ 3,742,854   $2,799,707
                                                 ==========    ==========    ==========    ==========   ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT
  END OF YEAR                                    $     (357)   $      --    $    (3,902)  $    (3,008)  $       --
                                                 ==========    ==========    ==========    ==========   ==========

  * For the period from the start of business, December 3, 1993 to March 31, 1994.
 ** For the six months ended September 30, 1994 (Note 8).
*** For the Classic Florida, Classic Massachusetts and Classic Mississippi
    Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 3, 1993, December 7, 1993 and December 7, 1993, respectively, to September 30, 1994.

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1994*
--------------------------------------------------------------------------------

                                                      CLASSIC         CLASSIC         CLASSIC           CLASSIC
                                                     NEW YORK          OHIO         RHODE ISLAND     WEST VIRGINIA
                                                       FUND            FUND             FUND             FUND
                                                    -----------     -----------     ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $  110,149      $    67,300      $  131,218       $    55,093
     Net realized loss on investments                  (57,379)         (22,367)        (85,481)          (22,616)
     Change in unrealized depreciation of
       investments                                    (254,758)        (182,274)       (391,569)         (136,431)
                                                    ----------       ----------      ----------        ----------
       Net decrease in net assets from operations   $ (201,988)     $  (137,341)     $ (345,832)      $  (103,954)
                                                    ----------       ----------      ----------        ----------
  Distributions to shareholders (Note 2) --
     From net investment income                     $ (110,149)     $   (67,300)     $ (131,218)      $   (55,093)
     In excess of net investment income                (22,654)         (13,207)        (24,131)          (10,215)
                                                    ----------       ----------      ----------        ----------
       Total distributions to shareholders          $ (132,803)     $   (80,507)     $ (155,349)      $   (65,308)
                                                    ----------       ----------      ----------        ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                  $6,440,708      $ 3,336,935      $5,314,659       $ 2,589,662
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                         94,263           59,809         100,358            45,910
     Cost of shares redeemed                        (1,063,629)      (1,068,191)       (995,283)         (569,019)
                                                    ----------       ----------      ----------        ----------
       Increase in net assets from Fund share
          transactions                              $5,471,342      $ 2,328,553      $4,419,734       $ 2,066,553
                                                    ----------       ----------      ----------        ----------
          Net increase in net assets                $5,136,551      $ 2,110,705      $3,918,553       $ 1,897,291
NET ASSETS:
  At beginning of year                                      --               --              --                --
                                                    ----------       ----------      ----------        ----------
  At end of year                                    $5,136,551      $ 2,110,705      $3,918,553       $ 1,897,291
                                                    ==========       ==========      ==========        ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
  OF YEAR                                           $   (4,017)    $    (1,905)     $   (2,203)      $      (814)
                                                    ==========       ==========      ==========        ==========

* For the Classic New York, Classic Ohio, Classic Rhode Island and Classic West Virginia Funds, the Statements of Changes in Net Assets are for the period from the start of business December 6, 1993, December 7, 1993, December 7, 1993, and December 13, 1993, respectively, to September 30, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   CLASSIC                   CLASSIC             CLASSIC             CLASSIC
                                                 CALIFORNIA                  FLORIDA          MASSACHUSETTS        MISSISSIPPI
                                                    FUND                      FUND                FUND                FUND
                                        -----------------------------   -----------------   -----------------   -----------------
                                                 YEAR ENDED                YEAR ENDED          YEAR ENDED          YEAR ENDED
                                          SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                        -----------------   ---------   -----------------   -----------------   -----------------
                                         1995     1994++     1994***     1995      1994*     1995      1994*     1995      1994*
                                        -------   -------   ---------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, beginning of year      $ 9.080   $ 9.340    $10.000    $ 8.970   $10.000   $ 9.000   $10.000   $ 8.920   $10.000
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                 $ 0.460   $ 0.227    $ 0.140    $ 0.444   $ 0.351   $ 0.449   $ 0.350   $ 0.426   $ 0.338
  Net realized and unrealized gain
    (loss) on investments                 0.267    (0.224)    (0.635)     0.399    (0.967)    0.283    (0.933)    0.391    (1.024)
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
      Total income (loss) from
         operations                     $ 0.727   $ 0.003    $(0.495)   $ 0.843   $(0.616)  $ 0.732   $(0.583)  $ 0.817   $(0.686)
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From net investment income            $(0.460)  $(0.227)   $(0.140)   $(0.444)  $(0.351)  $(0.449)  $(0.350)  $(0.426)  $(0.338)
  In excess of net investment income     (0.010)   (0.036)    (0.025)    (0.019)   (0.063)   (0.023)   (0.067)   (0.011)   (0.056)
  In excess of net realized gain on
    investments                          (0.017)    --         --         --        --        --        --        --        --
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
      Total distributions               $(0.487)  $(0.263)   $(0.165)   $(0.463)  $(0.414)  $(0.472)  $(0.417)  $(0.437)  $(0.394)
                                        -------   -------    -------    -------   -------   -------   -------   -------   -------
NET ASSET VALUE, end of year            $ 9.320   $ 9.080    $ 9.340    $ 9.350   $ 8.970   $ 9.260   $ 9.000   $ 9.300   $ 8.920
                                        =======   =======    =======    =======   =======   =======   =======   =======   =======
TOTAL RETURN (2)                          8.32%     0.03%     (5.16%)     9.72%    (6.36%)    8.45%    (6.02%)    9.47%    (6.96%)
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000
    omitted)                            $ 2,761   $ 2,893    $ 2,095    $ 5,261   $ 8,063   $ 2,764   $ 3,743   $ 2,330   $ 2,800
  Ratio of net expenses to average
    daily net assets (1)                  1.67%     1.73%+     1.64%+     1.59%     1.63%+    1.53%     1.61%+    1.48%     1.24%+
  Ratio of net investment income to
    average daily net assets              5.11%     4.89%+     4.17%+     4.99%     4.51%+    5.05%     4.55%+    4.79%     4.42%+

** For the period from the start of business, December 3, 1993, to March 31, 1994, for the six months ended September 30, 1994, and for the year ended September 30, 1995 (for Classic California Fund) and for the period from the start of business, December 3, 1993, December 7, 1993 and December 7, 1993, respectively, to September 30, 1994 and for the year ended September 30, 1995 (for Classic Florida, Classic Massachusetts and Classic Mississippi Funds, respectively), the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE          $0.335    $0.120     $0.123     $0.408    $0.331    $0.405    $0.260    $0.364    $0.246
                                         ======    ======     ======     ======    ======    ======    ======    ======    ======
RATIOS  (As a percentage of average
  daily net
  assets):
        Expenses (1)                      3.07%     4.03%+     2.15%+     1.99%     1.88%+    2.02%     2.78%+    2.18%     2.45%+
        Net investment income             3.71%     2.59%+     3.66%+     4.59%     4.26%+    4.56%     3.38%+    4.09%     3.21%+
   + Annualized.
  ++ For the six months ended September 30, 1994 (Note 8).
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
   * For the Classic Florida, Classic Massachusetts and Classic Mississippi Funds, the Financial Highlights are for the
     period from the start of business, December 3, 1993, December 7, 1993 and December 7, 1993, respectively, to
     September 30, 1994.
 *** For the period from the start of business, December 3, 1993, to March 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         CLASSIC             CLASSIC             CLASSIC             CLASSIC
                                                        NEW YORK              OHIO            RHODE ISLAND        WEST VIRGINIA
                                                          FUND                FUND                FUND                FUND
                                                    -----------------   -----------------   -----------------   -----------------
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                      SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                    -----------------   -----------------   -----------------   -----------------
                                                     1995      1994*     1995      1994*     1995      1994*     1995      1994*
                                                    -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, beginning of year                  $ 9.060   $10.000   $ 8.940   $10.000   $ 8.890   $10.000   $ 8.980   $10.000
                                                    -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                             $ 0.454   $ 0.344   $ 0.428   $ 0.348   $ 0.442   $ 0.347   $ 0.427   $ 0.326
  Net realized and unrealized gain (loss) on
    investments                                       0.372    (0.869)    0.404    (0.992)    0.331    (1.046)    0.385    (0.959)
                                                    -------   -------   -------   -------   -------   -------   -------   -------
      Total income (loss) from operations           $ 0.826   $(0.525)  $ 0.832   $(0.644)  $ 0.773   $(0.699)  $ 0.812   $(0.633)
                                                    -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From net investment income                        $(0.454)  $(0.344)  $(0.428)  $(0.348)  $(0.442)  $(0.347)  $(0.427)  $(0.326)
  In excess of net investment income                 (0.012)   (0.071)   (0.024)   (0.068)   (0.011)   (0.064)   (0.015)   (0.061)
                                                    -------   -------   -------   -------   -------   -------   -------   -------
      Total distributions                           $(0.466)  $(0.415)  $(0.452)  $(0.416)  $(0.453)  $(0.411)  $(0.442)  $(0.387)
                                                    -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, end of year                        $ 9.420   $ 9.060   $ 9.320   $ 8.940   $ 9.210   $ 8.890   $ 9.350   $ 8.980
                                                    =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN (2)                                      9.45%    (5.45%)    9.64%    (6.75%)    9.00%    (7.29%)    9.35%    (6.53%)
RATIOS/SUPPLEMENTAL DATA**:
    Net assets, end of year (000 omitted)           $ 5,449   $ 5,137   $ 2,168   $ 2,111   $ 3,034   $ 3,919   $ 1,032   $ 1,897
    Ratio of net expenses to average daily net
      assets (1)                                      1.57%     1.64%+    1.56%     1.60%+    1.29%     1.23%+    1.35%     1.28%+
    Ratio of net investment income to average
      daily net assets                                4.96%     4.41%+    4.76%     4.42%+    5.00%     4.50%+    4.81%     4.53%+

** For the period from the start of business, December 6, 1993, December 7, 1993, December 7, 1993 and December 13, 1993, respectively, to September 30, 1994, and for the year ended September 30, 1995 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                      $0.414    $0.293    $0.336    $0.241    $0.377    $0.299    $0.318    $0.204
                                                     ======    ======    ======    ======    ======    ======    ======    ======

RATIOS  (As a percentage of average daily net
        assets):
        Expenses (1)                                  2.01%    2.29%+     2.58%    2.96%+     2.03%    1.85%+     2.58%    2.66%+
        Net investment income                         4.52%    3.76%+     3.74%    3.06%+     4.26%    3.88%+     3.58%    3.15%+
   + Annualized.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
   * For the Classic New York, Classic Ohio, Classic Rhode Island and Classic West Virginia Funds, the Financial
     Highlights are for the period from the start of business, December 6, 1993, December 7, 1993, December 7, 1993 and
     December 13, 1993, respectively, to September 30, 1994.

                       See notes to financial statements

                                    -------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (1940 Act), as amended, as an open-end management investment company. The Trust presently consists of sixty-six Funds, eight of which are included in these financial statements. They include EV Classic California Municipals Fund ("Classic California Fund") (formerly a series of Eaton Vance Investment Trust), which is registered under the 1940 Act as a diversified management investment company, EV Classic Florida Tax Free Fund ("Classic Florida Fund"), EV Classic Massachusetts Tax Free Fund ("Classic Massachusetts Fund"), EV Classic Mississippi Tax Free Fund ("Classic Mississippi Fund"), EV Classic New York Tax Free Fund ("Classic New York Fund"), EV Classic Ohio Tax Free Fund ("Classic Ohio Fund"), EV Classic Rhode Island Tax Free Fund ("Classic Rhode Island Fund"), and EV Classic West Virginia Tax Free Fund ("Classic West Virginia Fund"), each of which is registered under the 1940 Act as a non-diversified management investment company. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic California Fund invests its assets in the California Tax Free Portfolio, the Classic Florida Fund invests its assets in the Florida Tax Free Portfolio, the Classic Massachusetts Fund invests its assets in the Massachusetts Tax Free Portfolio, the Classic Mississippi Fund invests its assets in the Mississippi Tax Free Portfolio, the Classic New York Fund invests its assets in the New York Tax Free Portfolio, the Classic Ohio Fund invests its assets in the Ohio Tax Free Portfolio, the Classic Rhode Island Fund invests its assets in the Rhode Island Tax Free Portfolio, and the Classic West Virginia Fund invests its assets in the West Virginia Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (0.7%, 0.7%, 0.9%, 8.0%, 0.8%, 0.7%, 0.7%, and 2.5% at September 30, 1995 for
the Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1995, the Funds, for federal income tax purposes, had capital loss carryovers, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

The amounts and expiration dates of the capital loss carryovers are as follows:

         FUND             AMOUNT         EXPIRES
------------------------------------------------------
Classic California Fund  $  4,833   September 30, 2003
                           59,053   September 30, 2002
Classic Florida Fund       19,484   September 30, 2003
                          166,878   September 30, 2002
Classic Massachusetts
  Fund                     14,863   September 30, 2003
                           85,630   September 30, 2002
Classic Mississippi
  Fund                     20,891   September 30, 2003
                           65,533   September 30, 2002
Classic New York Fund      16,076   September 30, 2003
                           46,131   September 30, 2002
Classic Ohio Fund           4,540   September 30, 2003
                           15,584   September 30, 2002
Classic Rhode Island
  Fund                     85,223   September 30, 2002
Classic West Virginia
  Fund                      4,513   September 30, 2003
                           20,474   September 30, 2002

Additionally, at September 30, 1995, net capital losses of $141,249, $360,526, $203,067, $203,526, $122,759, $73,189, $168,377 and $42,901 for the Classic
California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.

Dividends paid by each Fund from net tax-exempt interest on municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal

                                    -------
--------------------------------------------------------------------------------

Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS--For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Ruling, the Funds changed their tax accounting for commissions paid from charging the expense to paid-in capital to charging the expense to operations. The change had no effect on either the Funds' current yield or total return (Notes 2 and 5).

F. OTHER--Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of a Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended September 30, 1995, $10,485, $24,980, $10,614, $9,457, $20,036,
$7,303, $12,985 and $6,256 were reclassified from distributions in excess of net investment income to paid-in capital, due to permanent differences between book and tax accounting for distribution costs for the Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund, respectively. Net investment income, net realized gains and net assets were not affected by these reclassifications.

                                    -------

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                          CLASSIC               CLASSIC
                                          CLASSIC                   CLASSIC            MASSACHUSETTS          MISSISSIPPI
                                     CALIFORNIA FUND              FLORIDA FUND             FUND                  FUND
                              ------------------------------     ---------------        --------------        -------------
                                  YEAR ENDED                        YEAR ENDED            YEAR ENDED           YEAR ENDED
                                 SEPTEMBER 30,    YEAR ENDED      SEPTEMBER 30,          SEPTEMBER 30,        SEPTEMBER 30,
                              -----------------    MARCH 31,     ---------------        --------------        --------------
                               1995     1994***     1994**        1995      1994*        1995     1994*       1995     1994*
                              -------   -------   ----------     ------    ------        ----     -----       -----    -----
Sales                           86,883   155,065     333,899      100,863    1,181,103    103,012    475,720     85,045   387,168
Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                 6,267     4,043          990       15,557      15,396      12,218    10,132      8,505     5,724
Redemptions                   (115,522)  (64,922)    (110,549)    (452,681)   (297,874)   (232,568)  (69,920)  (156,634)  (79,178)
                              --------  --------     --------     --------    --------    --------   -------   --------   -------
    Net increase (decrease)    (22,372)   94,186      224,340     (336,261)    898,625    (117,338)  415,932    (63,084)  313,714
                              ========  ========     ========     ========   =========    ========   =======   ========   =======


                                     CLASSIC               CLASSIC              CLASSIC                CLASSIC
                                  NEW YORK FUND           OHIO FUND         RHODE ISLAND FUND     WEST VIRGINIA FUND
                               -------------------     -----------------    ------------------    ------------------
                                    YEAR ENDED             YEAR ENDED           YEAR ENDED            YEAR ENDED
                                  SEPTEMBER 30,           SEPTEMBER 30,        SEPTEMBER 30,         SEPTEMBER 30,
                               -------------------     -----------------    ------------------    ------------------
                                 1995      1994*          1995    1994*      1995        1994*     1995       1994*
                               --------   --------     -------   -------    ------      ------    ------     -------
Sales                           242,369    669,316      58,811   341,950      35,648    536,962     5,454    267,099
Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                 25,207     10,092       7,852     6,461      12,896     10,899     5,559      4,960
Redemptions                    (255,881)  (112,740)    (70,065)  (112,287)  (159,886)  (106,890)  (111,885)  (60,756)
                               --------   --------     -------   --------   --------   --------   --------   -------
     Net increase (decrease)     11,695    566,668      (3,402)   236,124   (111,342)   440,971   (100,872)   11,303
                               ========   ========     =======   ========    =======   ========   ========   =======


  * For the Classic Florida, Classic Massachusetts, Classic Mississippi, Classic New York, Classic Ohio, Classic Rhode Island and Classic West Virginia Funds, the transactions in Fund shares are for the period from the start of business, December 3, 1993, December 7, 1993, December 7, 1993, December 6, 1993, December 7, 1993, December 7, 1993 and December 13, 1993, respectively, to September 30, 1994.
 ** For the Classic California Fund, the transactions in Fund shares are for the period from the start of business, December 3, 1993, to March 31, 1994.
*** For the Classic California Fund, the transactions in Fund shares are for the six months ended September 30, 1994 (Note 8).

                                    -------
--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $39,199, $24,340, $13,833, $14,260, $24,385, $20,605, $20,429 and $16,838 of expenses related to the operation of the Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective January 30, 1995, the Trustees of the Funds adopted an Amended Distribution Plan. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc.
(EVD), amounts equal to 1/365 of 0.75% of each Funds' daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended September 30, 1995, Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund, and Classic West Virginia Fund, paid or accrued $20,968, $45,748, $21,336, $18,469, $41,624, $15,218, $25,243 and $11,019,
respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At September 30, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund were approximately $331,000, $713,000, $310,000, $281,000,
$467,000, $240,000, $340,000 and $166,000, respectively.

In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter, in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.20% (0.25% for the Classic California Fund) of each Fund's average daily net assets for each fiscal year. For the year ended September 30, 1995, Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, Classic Rhode Island Fund and Classic West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $6,989, $12,199, $5,690, $4,925, $11,100, $4,058, $6,731 and
$2,938, respectively. Pursuant to the Amended Distribution Plan, on sales made prior to January 30, 1995, EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.20%, annualized, of the assets maintained in each Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.20% (0.25% for the Classic California Fund) of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.20% (0.25% for the Classic California Fund) per annum of the Funds' average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

                                    -------

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGES

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds' Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the year ended September 30, 1995, EVD received $400, $917, $1,445, $59, $97, $19 and $186, respectively of CDSC paid by shareholders for the Classic California Fund, Classic Florida Fund, Classic Massachusetts Fund, Classic Mississippi Fund, Classic New York Fund, Classic Ohio Fund, and Classic Rhode Island Fund. EVD did not receive any CDSC from shareholders of the Classic West Virginia Fund during the year ended September 30, 1995.

--------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in each Fund's
investment in its corresponding
Portfolio for the year ended September
30, 1995 were as follows:

                                                CLASSIC          CLASSIC            CLASSIC             CLASSIC
                                               CALIFORNIA        FLORIDA         MASSACHUSETTS        MISSISSIPPI
                                                  FUND             FUND              FUND                FUND
                                               ----------       ----------       -------------       -------------
Increases                                      $ 873,828        $  989,913        $   998,839         $   827,116
Decreases                                      1,235,100         4,428,717          2,169,128           1,502,599

                                                CLASSIC          CLASSIC            CLASSIC             CLASSIC
                                                NEW YORK           OHIO          RHODE ISLAND        WEST VIRGINIA
                                                  FUND             FUND              FUND                FUND
                                               ----------       ----------       -------------       -------------
Increases                                      $2,820,843       $  524,994        $   416,499         $    80,818
Decreases                                      2,520,062           703,777          1,636,556           1,086,744

--------------------------------------------------------------------------------

(8) CHANGE IN FISCAL YEAR

The Classic California Fund changed its fiscal year end from March 31, to September 30, effective September 30, 1994.

                                    -------

                          Independent Auditors' Report

--------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
  EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Classic California Municipals Fund, EV Classic Florida Tax Free Fund, EV Classic Massachusetts Tax Free Fund, EV Classic Mississippi Tax Free Fund, EV Classic New York Tax Free Fund, EV Classic Ohio Tax Free Fund, EV Classic Rhode Island Tax Free Fund and EV Classic West Virginia Tax Free Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) as of September 30, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period ended September 30, 1995 and for the EV Classic California Municipals Fund for the period from the start of business, December 3, 1993 to March 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Eaton Vance Municipals Trust at September 30, 1995, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

                                    -------
                         California Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               COGENERATION - 3.4%
NR        BBB-       $ 2,985   Central Valley Financing
                               Authority, Carson Ice-Gen
                               Project, 6.20%, 7/1/20     $   2,914,584
NR        BBB-        10,900   Sacramento Cogeneration
                               Authority, Procter &
                               Gamble Project, 6.50%,
                               7/1/21                        10,987,636
                                                          -------------
                                                          $  13,902,220
                                                          -------------
                               ESCROWED TO MATURITY - 16.2%
NR        NR         $   130   City of Commerce Joint
                               Powers Financing
                               Authority, 8.00%, 3/1/22   $     153,456
NR        BBB          2,000   City of Rancho Mirage
                               Joint Powers Financing
                               Authority, Civic Center,
                               7.50%, 4/1/17                  2,320,380
Aaa       AAA          8,000   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.125%, 7/1/16 (2)             9,771,840
Aaa       AAA          6,000   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.25%, 1/1/21 (2)              7,790,400
Aaa       AAA         14,285   County of Sacramento,
                               SFMRB (GNMA), (AMT),
                               8.50%, 11/1/16 (2)            18,319,941
Aaa       AAA          3,000   City and County of San
                               Francisco Sewer System
                               Secondary "RITES,"
                               (AMBAC), Variable, 10/1/21
                               (1)                            3,604,680
Baa1      A-           2,375   City of San Luis Obispo,
                               Capital Improvement Board,
                               8.25%, 6/1/06                  2,489,523
NR        BBB          1,575   Fontana Public Financing
                               Authority, North Fontana
                               Redevelopment Project,
                               7.75%, 12/1/20                 1,871,462
Aaa       AAA          6,400   Port of Oakland, (BIGI),
                               0%, 11/1/05                    3,784,960
NR        NR           3,200   Oceanside California
                               Community Development
                               Commission, 8.40%, 6/1/18      3,357,408
NR        NR           3,000   Poway Redevelopment
                               Agency, Paguay
                               Redevelopment Project,
                               7.75%, 12/15/21                3,567,420
NR        BBB+         1,000   City of Upland, Police
                               Building Construction,
                               8.20%, 8/1/16                  1,054,870
NR        NR           4,000   Huntington Beach Public
                               Financing Authority,
                               Huntington Beach
                               Redevelopment Projects,
                               8.375%, 5/1/18                 4,472,080

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
NR        NR           2,975   Sacramento - Yolo Port
                               District Port Facilities,
                               8.30%, 12/1/03                 3,286,125
                                                          -------------
                                                          $  65,844,545
                                                          -------------
                               GENERAL OBLIGATIONS - 1.9%
Baa1      A          $ 3,000   Puerto Rico, 6.50%, 7/1/23 $   3,131,640
AA        Aa           5,000   East Bay Municipal
                               Utilities District,
                               Wastewater System, 5.00%,
                               4/1/15                         4,435,100
                                                          -------------
                                                          $   7,566,740
                                                          -------------
                               HOSPITALS - 1.1%
NR        BBB+       $ 2,700   City of Stockton, Dameron
                               Hospital Association,
                               8.30%, 12/1/14             $   2,854,818
NR        A            1,500   Woodland, Memorial
                               Hospital, 8.20%, 8/1/15        1,610,175
                                                          -------------
                                                          $   4,464,993
                                                          -------------
                               HOUSING - 8.6%
Aa        AA-        $ 3,770   California Housing Finance
                               Agency (HFA), (AMT),
                               7.375%, 8/1/11             $   3,923,288
Aa        AA-            800   California HFA, 7.375%,
                               8/1/17                           855,792
Aa        AA-          5,000   California HFA, (AMT),
                               7.40%, 8/1/26                  5,381,050
Aa        AA-          3,875   California HFA, (AMT),
                               (FHA) 7.50%, 8/1/25            4,150,513
Aa        AA-          8,185   California HFA, (AMT),
                               (FHA) 7.65%, 8/1/23            8,549,724
Aa        AA-          2,500   California HFA, 8.10%,
                               8/1/16                         2,571,800
Aa        AA-          2,500   California HFA, 8.20%,
                               8/1/17                         2,596,875
Aa        AA-          1,325   California HFA, (AMT),
                               8.60%, 8/1/19                  1,394,165
Aa3       NR              60   California HFA, 9.875%,
                               8/1/10                            61,343
A         NR             845   The Housing Authority of
                               the County of Los Angeles,
                               7.875%, 8/1/16                   874,541
NR        NR           2,000   The Housing Authority of
                               the County of Los Angeles,
                               10.50%, 12/1/29                2,061,700
NR        A+           2,050   City of Oakland, HFA,
                               7.10%, 1/1/10                  2,086,716
NR        AAA            495   County of Riverside,
                               California HFA (GNMA),
                               (AMT), 6.85%, 10/1/16            526,452
                                                          -------------
                                                          $  35,033,959
                                                          -------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               INSURED EDUCATION - 1.0%
Aaa       AAA        $ 3,330   Regents of the University
                               of California, (MBIA),
                               4.75%, 9/1/21              $   2,770,826
Aaa       AAA          1,500   Regents of the University
                               of California, (AMBAC),
                               4.875%, 9/1/19                 1,280,340
                                                          -------------
                                                          $   4,051,166
                                                          -------------
                               INSURED GENERAL OBLIGATION - 0.3%
Aaa       AAA        $ 4,700   Roseville Unified High
                               School District, (FGIC),
                               0%, 6/1/20                 $   1,032,919
                                                          -------------
                               INSURED HOUSING - 0.2%
Aaa       AAA        $   720   California HFA, (MBIA),
                               (AMT), 7.00%, 8/1/23       $     752,177
                                                          -------------
                               INSURED HOSPITALS - 1.1%
Aaa       AAA        $ 5,250   Anaheim Memorial Hospital,
                               (AMBAC), 5.125%, 5/15/20   $   4,547,813
                                                          -------------
                               INSURED LEASE
                               REVENUE/CERTIFICATE OF
                               PARTICIPATION - 4.3%
Aaa       AAA        $ 3,300   California Statewide
                               Communities Development
                               Authority, Motion Picture
                               and Television Fund,
                               (AMBAC), 5.68%, 1/1/24     $   3,052,401
Aaa       AAA          7,700   Moulton Niguel Water
                               District, (AMBAC), 4.80%,
                               9/1/17                         6,548,003
Aaa       AAA          4,350   Stockton, California
                               Wastewater Treatment
                               Plant, (FGIC), 6.80%,
                               9/1/24                         4,701,350
Aaa       AAA         13,985   Visalia Unified School
                               District, (MBIA), 0%,
                               12/1/17                        3,206,201
                                                          -------------
                                                          $  17,507,955
                                                          -------------
                               INSURED TAX
                               ALLOCATION - 1.0%
Aaa       AAA        $ 4,850   City of San Jose
                               Redevelopment Agency,
                               (MBIA), 4.75%, 8/1/24      $   4,000,086
                                                          -------------
                               INSURED TRANSPORTATION - 3.1%
Aaa       AAA        $10,000   Port of Oakland, (AMT),
                               (BIGI), 0%, 11/1/19        $   1,734,500
Aaa       AAA         10,000   Airports Commission City
                               and County of San
                               Francisco, San Francisco
                               International Airport,
                               (MBIA), 6.75%, 5/1/13         10,807,200
                                                          -------------
                                                          $  12,541,700
                                                          -------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               INSURED UTILITIES - 8.8%
Aaa       AAA        $ 5,700   Anaheim Public Financing
                               Authority, Anaheim
                               Electric Utility, (FGIC),
                               5.75%, 10/1/22             $   5,444,754
Aaa       AAA          8,000   Northern California Power
                               Agency "RIBS," (MBIA),
                               Variable, 9/2/25 (1)           8,640,960
Aaa       AAA          3,500   Sacramento Municipal
                               Utilities District,
                               (MBIA), 6.375%, 8/15/22        3,627,820
Aaa       AAA          4,000   Southern California Public
                               Power Authority, (FGIC),
                               Variable, 7/1/12               4,000,000
Aaa       AAA          6,915   Southern California Public
                               Power Authority, (MBIA),
                               5.00%, 1/1/20                  6,044,747
Aaa       AAA          2,750   Southern California Public
                               Power Authority, (MBIA),
                               5.50%, 7/1/20                  2,576,970
Aaa       AAA          5,750   Southern California Public
                               Power Authority, (MBIA),
                               5.75%, 7/1/21                  5,569,393
                                                          -------------
                                                          $  35,904,644
                                                          -------------
                               INSURED WATER & SEWER - 2.7%
Aaa       AAA        $ 5,000   East Bay Municipal Utility
                               District "Yield Curve
                               Notes," (MBIA), Variable,
                               6/1/08 (1)                 $   4,799,800
Aaa       AAA          3,430   San Buenaventura Water
                               District, (AMBAC), 4.75%,
                               10/1/13                        2,965,441
Aaa       AAA          3,000   San Diego County Water
                               Authority, "RITES,"
                               (FGIC), Variable, 4/22/09
                               (1)                            3,074,790
                                                          -------------
                                                          $  10,840,031
                                                          -------------
                               LEASE REVENUE/CERTIFICATES
                               OF PARTICIPATION - 22.6%
A1        AA-        $ 2,945   City of Beverly Hills,
                               6.75%, 6/1/19              $   3,026,606
A1        A-           3,140   California State Public
                               Works Board, Various
                               Community College
                               Projects, 5.00%, 6/1/23        2,879,694
A1        A-           7,485   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.625%, 12/1/18      6,209,107
A1        A-           3,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/10        2,866,080

                                    -------
                   CALIFORNIA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               LEASE REVENUE/CERTIFICATES
                               OF PARTICIPATION - (CONTINUED)
A1        A-           8,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/14        7,376,800
A         A-           2,800   California State Public
                               Works
                               Board, California State Prison -
                               Susanville, 5.375%, 6/1/12     2,586,500
A         A-           3,500   California State Public
                               Works
                               Board, California State Prison -
                               Susanville, 5.375%, 6/1/18     3,107,965
A1        A-           5,000   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.25%, 6/1/20        4,369,250
A1        A-          14,025   California State Public
                               Works Board, Various
                               University of California
                               Projects, 5.50%, 6/1/19       12,717,029
NR        A            4,150   California Statewide
                               Community Development
                               Authority, Eskaton Health
                               Facilities, 5.875%, 5/1/20     3,862,322
A         BBB          2,750   City of Inglewood,
                               California, Civic Center
                               Improvement Project,
                               7.00%, 8/1/19                  2,841,438
A         A-           5,115   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/16                     1,217,114
A         A-           1,925   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/17                       426,927
A         A-           5,370   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/18                     1,110,086
A         A-           3,100   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/20                       550,188
A         A-           5,000   County of Los Angeles,
                               Disney Parking Project,
                               0%, 9/1/17                     1,070,600
A         A-           1,000   County of Los Angeles,
                               Disney Parking Project,
                               6.50%, 3/1/23                    992,330
NR        NR          14,000   County of Los Angeles,
                               Capital Asset Leasing
                               Corporation, Marina del
                               Rey, 6.50%, 7/1/08            13,725,460
Aa        AA           4,305   County of Orange Water
                               District, 5.00%, 8/15/18       3,668,376

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
A1        A+           4,000   Pasadena Parking Facility
                               Project, 6.25%, 1/1/18         4,111,480
NR        A-           2,360   Richmond Joint Powers
                               Financing Authority,
                               7.00%, 5/15/07                 2,532,091
Aa        A+           4,000   City of Sacramento
                               Financing Authority,
                               5.40%, 11/1/20                 3,666,440
Aa        NR           6,000   University of California
                               at Los Angeles
                               Chiller/Cogeneration
                               Project, 5.60%, 11/1/20        5,537,460
NR        BBB          1,000   Watsonville Mammoth Lakes,
                               7.875%, 6/1/11                 1,072,130
                                                          -------------
                                                          $  91,523,473
                                                          -------------
                               NURSING HOMES - 0.8%
NR        NR         $ 3,250   Banning, San Georgonio
                               Pass Convalescent
                               Hospital, (AMT), 9.50%,
                               12/1/11                    $   3,381,365
                                                          -------------
                               SOLID WASTE - 0.6%
Baa1      NR         $ 2,350   Mojave Desert and Mountain
                               Solid Waste Joint Powers
                               Authority, (AMT), 7.875%,
                               6/1/20                     $   2,569,396
                                                          -------------
                               SPECIAL TAX - 4.9%
NR        NR         $ 2,100   City of Fairfield, Green
                               Valley Road - Mangels
                               Boulevard Extension
                               Assessment District,
                               7.375%, 9/2/18             $   2,147,880
NR        NR             970   City of Fairfield, Green
                               Valley Road - Mangels
                               Boulevard Extension
                               Assessment District,
                               8.00%, 9/2/11                    999,876
NR        NR           3,000   Lincoln Unified School
                               District, 7.625%, 9/1/21       3,128,730
Baa       NR          10,800   Pleasanton Joint Powers
                               Financing Authority,
                               6.15%, 9/2/12                 10,654,200
NR        NR           3,000   County of Riverside
                               Community Facilities
                               District, 7.55%, 9/1/17        3,053,790
                                                          -------------
                                                          $  19,984,476
                                                          -------------
                               TAX ALLOCATION - 9.0%
NR        NR         $ 2,945   City of Commerce Joint
                               Powers Financing
                               Authority, 8.00%, 3/1/22   $   3,110,951
NR        BBB          5,000   County of Contra Costa
                               Public Financing
                               Authority, 7.10%, 8/1/22       5,134,300

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                        VALUE
--------------------------------------------------------------------------------
                               TAX ALLOCATION - (CONTINUED)
NR        BBB          3,910   Fontana Public Financing
                               Authority, Downtown
                               Redevelopment Project
                               7.00%, 9/1/21                  3,952,111
NR        BBB          8,220   Fontana Redevelopment
                               Agency, Jurupa Hills
                               Redevelopment Project
                               Area, 7.00%, 10/1/14           8,351,191
NR        BBB          2,500   City of Pittsburg
                               Redevelopment Agency,
                               7.40%, 8/15/20                 2,614,900
NR        BBB            600   City of Rancho Mirage
                               Joint Powers Financing
                               Authority, 7.50%, 4/1/17         632,592
NR        BBB          2,500   County of Riverside
                               Redevelopment Agency,
                               7.50%, 10/1/26                 2,619,025
NR        BBB          5,605   San Carlos Redevelopment
                               Agency, 7.10%, 9/1/17          5,777,185
NR        NR           1,400   City of Simi Valley
                               Community Development
                               Agency, 8.20%, 9/1/12          1,419,852
Baa1      BBB+         3,000   Westminster Redevelopment
                               Agency, 7.30%, 8/1/21          3,107,820
                                                          -------------
                                                          $  36,719,927
                                                          -------------
                               TRANSPORTATION - 5.8%
NR        BBB        $ 3,050   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23      $   3,056,558
Aa        AA-          2,000   City of Long Beach Harbor
                               Revenue Bonds, (AMT),
                               7.25%, 5/15/19                 2,154,720
A1        A-           1,400   County of Orange,
                               California Airport Revenue
                               Bonds, 8.125%, 7/1/16          1,449,294
NR        NR          12,000   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/14                     3,481,440
NR        NR           5,765   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/26                       721,778
NR        NR          35,975   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               0%, 1/1/27                     4,205,117


RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)   SECURITY                       VALUE
------------------------------------------------------------------------
NR        NR           4,940   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road Revenue
                               Bonds, (Fitch: rated BBB),
                               7.00%, 1/1/30                  5,074,368
Baa1      BBB          1,500   Stockton Port District,
                               7.95%, 1/1/05                  1,598,940
Baa1      BBB          1,500   Stockton Port District,
                               8.10%, 1/1/14                  1,611,510
                                                          -------------
                                                          $  23,353,725
                                                          -------------
                               UTILITIES - 1.7%
Aa        AA-        $ 7,070   Southern California Public
                               Power Authority, 0%,
                               7/1/15                     $   2,109,829
Aa        AA-          3,425   Southern California Public
                               Power Authority, 5.50%,
                               7/1/20                         3,176,277
Aa        AA           1,490   Southern California Public
                               Power Authority, 6.875%,
                               7/1/15                         1,530,170
                                                          -------------
                                                          $   6,816,276
                                                          -------------
                               WATER AND SEWER - 0.9%
NR        BBB        $ 3,190   Orange Cove Irrigation
                               District, 6.625%, 2/1/17   $   3,232,904
Aa        AA-            515   City of Pasadena, Water
                               Revenue Bonds, 5.00%,
                               7/1/18                           449,760
                                                          -------------
                                                          $   3,682,664
                                                          -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $381,719,158)        $ 406,022,251
                                                          =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 35.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.1% to 13.0% of total investments.

                       See notes to financial statements

                                    -------
                           Florida Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               COGENERATION - 3.5%
Baa3      BBB-       $ 7,275   Martin County, Indian Town
                               Project, (AMT), 7.875%,
                               12/15/25                   $   7,985,840
NR        NR           4,000   Palm Beach County,
                               Okeelanta Power L.P.
                               Project (AMT), 6.85%,
                               2/15/21                        3,942,760
NR        NR           9,250   Palm Beach County, Osceola
                               Power L.P. Project (AMT),
                               6.95%, 1/1/22                  9,226,413
NR        NR           3,100   Palm Beach County, Osceola
                               Power L.P. Project (AMT),
                               6.85%, 1/1/14                  3,077,246
                                                          -------------
                                                          $  24,232,259
                                                          -------------
                               EDUCATION - 0.8%
NR        AAA        $ 5,500   Volusia County Educational
                               Facilities, Embry-Riddle
                               Aeronautical University
                               Project (CLEE), 6.625%,
                               10/15/22                   $   5,863,055
                                                          -------------
                               ESCROWED - 3.8%
NR        A+         $ 2,100   Charlotte County, St.
                               Joseph's Hospital, 8.25%,
                               8/15/18                    $   2,359,497
Aaa       AAA          9,225   Dade County, Baptist
                               Hospital of Miami Project,
                               5.75%, 5/1/21                  9,163,377
Aaa       AAA          5,000   Florida Municipal Power
                               Agency Stanton II Project
                               (AMBAC), Variable, 10/1/20
                               (1)                            6,306,250
Aaa       AAA          1,185   Jacksonville
                               Transportation Authority,
                               7.375%, 7/1/20                 1,353,554
NR        NR           1,675   Mid-Bay Bridge Authority,
                               6.875%, 10/1/22                1,881,879
Aaa       AAA          2,000   Orlando & Orange County
                               Expressway Authority
                               (FGIC), 8.25%, 7/1/14          2,585,120
NR        AAA          2,355   Pinellas County Health
                               Facilities Finance
                               Authority, Sun Coast
                               Health System, Series A,
                               8.50%, 3/1/20                  2,773,695
                                                          -------------
                                                          $  26,423,372
                                                          -------------
                               GENERAL OBLIGATIONS - 7.5%
Aa        AA         $ 1,000   Florida Board of
                               Education, 6.75%, 6/1/09   $   1,113,690
Aa        AA          16,100   Florida Board of
                               Education, 6.70%, 6/1/22      17,056,823
Aa        AA           1,500   Florida Board of
                               Education, 5.20%, 6/1/23       1,351,890
Aa        AA           8,000   Florida Board of General
                               Services, 6.60%, 7/1/17        8,454,960
NR        BBB          4,675   Guam Government, 5.40%,
                               11/15/18                       4,068,840

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
A         A            7,255   Hillsborough County,
                               Museum of Science &
                               Industry, 6.45%, 1/1/22        7,410,692
Baa1      A            2,000   Puerto Rico, 6.50%, 7/1/23     2,087,760
Baa1      A            3,235   Puerto Rico Public
                               Building Authority, 5.50%,
                               7/1/21                         2,988,137
Baa1      A            7,350   Puerto Rico Public
                               Building Authority, 5.70%,
                               7/1/09                         7,335,374
                                                          -------------
                                                          $  51,868,165
                                                          -------------
                               HEALTH CARE - 7.4%
NR        AAA        $ 5,075   Dade County Industrial
                               Development Authority,
                               Gramercy Park Nursing Care
                               Center, 6.60%, 8/1/23      $   5,298,351
NR        AAA          4,285   Dade County Industrial
                               Development Authority,
                               Florida Club Care Center
                               (GNMA), 6.60%, 1/20/18         4,333,849
NR        BBB+         3,600   Escambia County Health
                               Facilities Authority,
                               Baptist Hospital, Inc. and
                               The Baptist Manor, Inc.,
                               6.75%, 10/1/14                 3,686,580
NR        BBB+         8,995   Escambia County Health
                               Facilities Authority,
                               Baptist Hospital, Inc.,
                               6.00%, 10/1/14                 8,564,769
Baa1      NR           3,750   Jacksonville Health
                               Facilities Authority,
                               National Benevolent
                               Association, Cypress
                               Village Florida Project,
                               7.00%, 12/1/22                 3,805,125
A         NR          14,000   City of Venice Health
                               Facilities, 6.00%, 12/1/14    15,304,100
A         NR           9,810   City of Venice Health
                               Facilities, 5.75%, 12/1/24    10,544,573
                                                          -------------
                                                          $  51,537,347
                                                          -------------
                               HOSPITAL REVENUE - 1.4%
NR        AA+        $ 4,750   Jacksonville Health
                               Facilities Finance
                               Authority, St. Luke's
                               Hospital Association
                               Project, 6.75%, 11/15/13   $   5,070,008
A         BBB+         5,000   St. John's County
                               Industrial Development
                               Authority, Flagler
                               Hospital Project, 6.00%,
                               8/1/22                         4,794,000
                                                          -------------
                                                          $   9,864,008
                                                          -------------
                               HOUSING - 10.6%
NR        AAA        $   630   Broward County HFA SFMR
                               (GNMA), (AMT), 7.35%,
                               3/1/23                     $     654,665
NR        AAA          1,300   Clay County HFA MFMR
                               (GNMA), 7.40%, 12/1/25         1,382,043

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               HOUSING - (CONTINUED)
Aaa       NR           2,750   Clay County HFA SFMR
                               (GNMA), (AMT), 6.55%,
                               3/1/28                         2,785,035
Aaa       NR             290   Dade County HFA SFMR
                               (GNMA), 7.10%, 3/1/17            304,068
Aaa       NR           1,220   Dade County HFA SFMR
                               (GNMA), (AMT), 7.75%,
                               9/1/22                         1,284,306
Aaa       NR           1,160   Dade County HFA SFMR
                               (GNMA), (AMT), 7.25%,
                               9/1/23                         1,209,718
Aaa       NR              75   Dade County HFA SFMR
                               (GNMA), 7.00%, 3/1/24             77,795
NR        AAA          5,100   Dade County HFA SFMR
                               (GNMA), (AMT), 6.55%,
                               10/1/27                        5,149,113
NR        AAA          5,850   Dade County HFA SFMR
                               (GNMA), (AMT), 6.70%,
                               4/1/28                         6,019,943
Aaa       NR           2,540   Escambia County HFA SFMR
                               (GNMA), (AMT), 7.40%,
                               10/1/23                        2,646,401
Aaa       NR           7,500   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.85%,
                               10/1/17                        7,655,325
Aaa       NR           5,000   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.90%,
                               10/1/21                        5,143,800
Aaa       NR           6,250   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.95%,
                               10/1/27                        6,444,500
NR        AAA          1,125   Florida HFA (FHA), 6.35%,
                               6/1/14                         1,142,719
Aaa       NR             960   Hillsborough County HFA
                               SFMR (GNMA), (AMT),
                               7.875%, 5/1/23                 1,025,040
NR        NR           3,475   City of North Miami Health
                               Care Facilities, The
                               Imperial Club Project,
                               9.25%, 1/1/13                  3,712,065
NR        AAA          1,695   Orange County HFA SFMR
                               (GNMA), (AMT), 7.375%,
                               9/1/24                         1,788,632
Aaa       NR          12,000   Orange County HFA SFMR
                               (GNMA), (AMT), 6.85%,
                               10/1/27 (3)                   12,421,440
NR        AAA          8,000   Orange County HFA SFMR
                               (GNMA), (AMT), 6.60%,
                               4/1/28                         8,057,520
Aaa       NR             845   Palm Beach County HFA SFMR
                               (GNMA), 7.60%, 3/1/23            891,551
Aaa       NR           1,455   Polk County HFA SFMR
                               (GNMA), 7.15%, 9/1/23          1,520,199

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
Baa       BBB          1,400   Puerto Rico Urban Renewal
                               & Housing Corp, 7.875%,
                               10/1/04                        1,582,770
Aaa       AAA            860   Puerto Rico Housing
                               Finance Corp SFMR (GNMA),
                               7.65%, 10/15/22                  910,602
                                                          -------------
                                                          $  73,809,250
                                                          -------------
                               INDUSTRIAL DEVELOPMENT
                               /POLLUTION CONTROL REVENUE
                               -2.3%
B1        BB+        $15,200   Polk County Industrial
                               Development Authority
                               (AMT), 7.525%, 1/1/15      $  15,952,552
                                                          -------------
                               INSURED HEALTH CARE - 0.4%
Aaa       AAA        $   500   Alachua County Health
                               Facility, Mental Health
                               Services Project (CGIC),
                               7.75%, 7/1/10              $     565,260
Aaa       AAA          2,050   Hillsborough County IDA,
                               Allegany Health Systems,
                               J. Knox Village (MBIA),
                               5.75%, 12/1/21                 2,022,510
                                                          -------------
                                                          $   2,587,770
                                                          -------------
                               INSURED HOSPITALS - 5.7%
Aaa       AAA        $ 8,000   Charlotte County Health
                               Care, Bon-Secours Health
                               System Project (FSA),
                               Variable, 8/30/27 (1)      $   8,026,880
Aaa       AAA         23,355   Jacksonville FL Health
                               Authority, Daughters of
                               Charity (MBIA), 5.00%,
                               11/15/15                      20,846,439
Aaa       AAA          2,000   Lee County, Memorial
                               Hospital (MBIA), Variable,
                               4/1/20 (1)                     2,161,080
Aaa       AAA          5,290   Orange County Health
                               Facilities Finance
                               Authority, (FGIC), 7.875%,
                               12/1/25                        5,614,753
Aaa       AAA          3,000   Orange County Health
                               Facilities Authority
                               (MBIA), Variable, 10/29/21
                               (1)                            3,199,950
                                                          -------------
                                                          $  39,849,102
                                                          -------------
                               INSURED HOUSING - 2.3%
Aaa       AAA        $ 1,430   Brevard County HFA SFMR
                               (FSA), 7.00%, 3/1/13       $   1,493,292
Aaa       AAA          1,720   Duval County HFA SFMR
                               (FGIC), 7.35%, 7/1/24          1,811,900
Aaa       AAA          6,530   FL HEFA, Maitland Club
                               Apartment Project (AMBAC)
                               (AMT), 6.875%, 8/1/26          6,776,377

                                    -------
                     FLORIDA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                               INSURED HOUSING -
                               (CONTINUED)
Aaa       AAA          3,000   FL HFA, Brittany of
                               Rosemont Project (AMBAC)
                               (AMT), 6.875%, 8/1/26          3,113,190
Aaa       AAA          2,675   Lee County SCA MFMR (FSA)
                               (AMT), 7.05%, 1/1/30           2,773,387
                                                          -------------
                                                          $  15,968,146
                                                          -------------
                               INSURED INDUSTRIAL
                               DEVELOPMENT/POLLUTION
                               CONTROL REVENUE - 1.2%
Aaa       AAA        $ 8,200   Citrus County PCR (MBIA),
                               6.35%, 2/1/22              $   8,558,996
                                                          -------------
                               INSURED MISCELLANEOUS - 0.4%
Aaa       AAA        $ 2,000   Escambia County (MBIA),
                               7.20%, 1/1/15              $   2,150,300
Aaa       AAA            799   Osceola County IDA
                               Community Provider Pooled
                               Loan Program, (CGIC),
                               7.75%, 7/1/10                    854,251
                                                          -------------
                                                          $   3,004,551
                                                          -------------
                               INSURED SOLID WASTE - 0.3%
Aaa       AAA        $ 1,500   St. John's County Solid
                               Waste Disposal (FGIC),
                               7.25%, 11/1/10             $   1,685,850
                                                          -------------
                               INSURED SPECIAL TAX
                               REVENUE - 7.9%
Aaa       AAA        $ 5,630   FL Department of
                               Environmental Protection
                               (AMBAC), 4.75%, 7/1/06     $   5,527,421
Aaa       AAA         14,250   FL Department of
                               Environmental Protection
                               (MBIA), 4.75%, 7/1/09         13,318,905
Aaa       AAA          9,675   FL Department of
                               Environmental Protection
                               (MBIA), 4.75%, 7/1/10          8,920,157
Aaa       AAA          3,000   City of Jacksonville-River
                               City Renaissance Project
                               (FGIC), 5.375%, 10/1/18        2,799,570
Aaa       AAA          1,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/10        426,230
Aaa       AAA          1,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/11        396,450
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/12        739,720
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/13        691,600
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/14        645,980
Aaa       AAA          1,500   City of Jacksonville
                               (FGIC) (AMT), 0%, 10/1/15        452,085

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
Aaa       AAA          1,185   City of Opa-Locka (FGIC),
                               7.00%, 1/1/14                  1,327,449
Aaa       AAA          2,500   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.50%, 7/1/17           2,389,900
Aaa       AAA          7,650   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/21           7,032,951
Aaa       AAA          5,000   St. Petersburg Excise Tax
                               (FGIC), 5.00%, 10/1/16         4,517,950
Aaa       AAA          2,000   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/10                          871,300
Aaa       AAA          1,760   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/12                          667,286
Aaa       AAA          2,840   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/14                          943,022
Aaa       AAA          4,000   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/15                        1,241,200
Aaa       AAA          4,140   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/16                        1,211,571
Aaa       AAA          2,525   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/17                          696,925
                                                          -------------
                                                          $  54,817,672
                                                          -------------
                               INSURED TRANSPORTATION - 7.0%
Aaa       AAA        $ 4,000   Dade County Aviation
                               Facilities (MBIA) (AMT),
                               6.55%, 10/1/13             $   4,219,320
Aaa       AAA          8,455   FL State Turnpike
                               Authority (FGIC), 6.35%,
                               7/1/22                         8,788,803
Aaa       AAA          3,000   FL State Turnpike
                               Authority (FGIC), 5.00%,
                               7/1/19                         2,667,660
Aaa       AAA          8,600   Greater Orlando Aviation
                               Authority, Orlando Airport
                               Facilities (FGIC), (AMT),
                               6.375%, 10/1/21                8,869,696
Aaa       AAA         14,000   Orlando & Orange County
                               Expressway Authority
                               (FGIC), Variable, 7/1/04
                               (1)                           14,218,120
Aaa       AAA         10,920   Orlando & Orange County
                               Expressway Authority
                               (FGIC), 5.125%, 7/1/20         9,798,734
                                                          -------------
                                                          $  48,562,333
                                                          -------------
                               INSURED UTILITIES - 8.5%
Aaa       AAA        $41,465   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 4.50%, 10/1/27
                               (3)                        $  33,007,384
Aaa       AAA          7,770   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 4.50%, 10/1/16        6,511,338
Aaa       AAA          8,000   FL Municipal Power Agency
                               Stanton II Project
                               (AMBAC), 5.10%, 10/1/25        7,064,080
Aaa       AAA          4,000   Lakeland Electric & Water
                               (FGIC), 6.00%, 10/1/13 (2)     4,026,280

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                              VALUE
--------------------------------------------------------------------------
                               INSURED UTILITIES - (CONTINUED)
Aaa       AAA          1,540   Manatee County Public
                               Utility (FGIC), 0%,
                               10/1/12                             580,980
Aaa       AAA          1,750   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/02 (1)                        1,939,315
Aaa       AAA          2,200   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/03 (1)                        2,462,284
Aaa       AAA          3,500   Vero Beach Electric
                               (MBIA), 5.375%, 12/1/21           3,265,115
                                                             -------------
                                                             $  58,856,776
                                                             -------------
                               INSURED WATER & SEWER - 5.4%
Aaa       AAA        $11,450   Broward County Water &
                               Sewer (AMBAC), 5.125%,
                               10/1/15                       $  10,529,535
Aaa       AAA          9,500   Dade County Water and
                               Sewer System (FGIC),
                               5.00%, 10/1/13                    8,717,580
Aaa       AAA          2,000   City of Fort Myers Utility
                               (FGIC), 5.00%, 10/1/16            1,800,460
Aaa       AAA          6,900   Palm Bay Utility Corp
                               Project (MBIA), 5.00%,
                               10/1/22                           6,024,597
Aaa       AAA          4,000   Sanford Water and Sewer
                               (AMBAC), 4.50%, 10/1/21           3,255,640
Aaa       AAA          1,700   St. John's County Water &
                               Sewer (MBIA), 0%, 6/1/16            507,314
Aaa       AAA          3,550   St. John's County Water &
                               Sewer (MBIA), 0%, 6/1/17            999,148
Aaa       AAA          5,600   St. Lucie County Utility
                               System (FGIC), 6.00%,
                               10/1/20                           5,672,632
                                                             -------------
                                                             $  37,506,906
                                                             -------------
                               LIFE CARE - 1.0%
NR        NR         $ 6,895   Atlantic Beach, Fleet
                               Landing Project, 8.00%,
                               10/1/24                       $   7,208,860
                                                             -------------
                               LEASE/CERTIFICATES OF
                               PARTICIPATION - 0.4%
A1        A+         $ 2,280   Florida State Department
                               of General Services,
                               7.00%, 9/1/20                 $   2,465,273
                                                             -------------
                               NURSING HOMES - 1.1%
NR        NR         $   300   Broward County Industrial
                               Development Authority,
                               Beverly Enterprises -
                               Florida, Inc. Project,
                               9.80%, 11/1/10                $     335,520
NR        NR             475   Charlotte County
                               Industrial Development
                               Authority, Beverly
                               Enterprises, 10.00%,
                               6/1/11                              542,279

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)           SECURITY                     VALUE
--------------------------------------------------------------------------
NR        NR           4,000   Citrus County Industrial
                               Development Authority,
                               Beverly Enterprises,
                               7.25%, 4/1/03                     4,012,040
NR        NR             700   Highlands County
                               Industrial Development
                               Authority, Beverly
                               Enterprises - Florida,
                               Inc. Project, 9.25%,
                               7/1/07                              775,817
NR        NR             410   Okaloosa County, Beverly
                               Enterprises, 10.75%,
                               10/1/03                             448,200
NR        NR             700   Orange County Industrial
                               Development Authority,
                               Beverly Enterprises,
                               9.25%, 8/1/10                       776,475
NR        NR           1,000   Winter Garden, Beverly
                               Enterprises, 8.75%, 7/1/12        1,092,750
                                                             -------------
                                                             $   7,983,081
                                                             -------------
                               SOLID WASTE - 0.6%
A         A          $ 3,870   Broward County Waste
                               Energy Company, L.P. North
                               Project, 7.95%, 12/1/08       $   4,296,590
                                                             -------------
                               SPECIAL TAX REVENUE - 6.2%
A1        A+         $10,620   Orange County, 5.375%,
                               1/1/24                        $   9,654,111
A1        NR           3,000   City of Orlando, 6.00%,
                               10/1/22                           2,941,050
Baa1      A            7,410   Puerto Rico Highway &
                               Transportation Authority,
                               5.50%, 7/1/19                     6,908,047
Baa1      A            6,310   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/20                     5,636,281
Baa1      A           10,135   Puerto Rico Highway &
                               Transportation Authority,
                               5.00%, 7/1/22                     8,684,682
Baa1      A           10,560   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/21                     9,413,290
                                                             -------------
                                                             $  43,237,461
                                                             -------------
                               TRANSPORTATION - 1.4%
NR        NR         $10,140   Mid-Bay Bridge Authority,
                               6.125%, 10/1/22               $   9,634,318
                                                             -------------
                               UTILITIES - 12.5%
NR        BBB        $32,325   Guam Power Authority,
                               5.25%, 10/1/23                $  27,848,634
Aa1       AA          42,005   Jacksonville Electric
                               Authority, Bulk Power
                               Supply System, Scherer 4
                               Project, 5.25%, 10/1/21
                               (3)                              38,294,278
Aa1       AA           2,850   Orlando Utilities
                               Commission Water and
                               Electric, 5.125%, 10/1/19         2,554,940

                                    -------
                     FLORIDA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-----------------------------------------------------------------------
                               UTILITIES - (CONTINUED)
Aa        AA           1,750   Orlando Utilities
                               Commission Water and
                               Electric, 5.25%, 10/1/23       1,588,400
Baa1      A-             185   Puerto Rico Electric Power
                               Authority, 7.125%, 7/1/14        201,743
Baa1      A-          10,000   Puerto Rico Electric Power
                               Authority, 7.00%, 7/1/21      11,379,200
A2        A+           2,515   St. Lucie County Solid
                               Waste Disposal, Florida
                               Power & Light Company
                               (AMT), 6.70%, 5/1/27           2,631,520
NR        NR           2,000   Virgin Islands Water &
                               Power Authority, 7.40%,
                               7/1/11                         2,100,420
                                                          -------------
                                                          $  86,599,134
                                                          -------------
                               WATER & SEWER - 0.4%
Baa1      BBB+       $ 2,500   Hillsborough County
                               Utility, 6.625%, 8/1/11    $   2,637,625
                                                          -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $661,202,447)        $ 695,010,453
                                                          =============


(1) The above designated securities have been issued as inverse floater bonds.
(2) When-issued security.
(3) Security has been segregated to cover open when-issued securities.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 50.8% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.2% to 12.8% of total investments.

                       See notes to financial statements

                                    -------
                        Massachusetts Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)
-------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                     VALUE
--------------------------------------------------------------------------------
                               EDUCATION - 9.8%
Aa1       AA+        $ 1,625   Massachusetts Health and
                               Educational Facilities
                               Authority, (HEFA) Amherst
                               College, 6.80%, 11/1/21       $   1,740,440
A1        A+             250   Massachusetts HEFA, Tufts
                               University, 7.75%, 8/1/13           271,052
NR        BBB-         3,700   Massachusetts HEFA,
                               Merrimack College, 7.125%,
                               7/1/12                            3,882,003
NR        AAA          2,900   Massachusetts HEFA,
                               Wentworth Institute,
                               (Connie Lee), 5.50%,
                               10/1/23                           2,675,047
NR        BBB-         6,855   Massachusetts HEFA, Smith
                               College, 5.75%, 7/1/24            6,694,182
Aaa       AAA          5,180   Massachusetts HEFA,
                               Harvard University,
                               5.625%, 11/1/28                   5,114,577
Aa1       AA           4,690   Massachusetts Industrial
                               Finance Agency, Phillips
                               Academy, 5.375%, 9/1/23           4,385,056
A1        NR           2,000   The New England Education
                               Loan Marketing
                               Corporation, (AMT), 6.90%,
                               11/1/09                           2,157,440
NR        BBB-         1,300   Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority,
                               Polytechnic University,
                               5.50%, 8/1/24                     1,128,491
NR        BBB-         1,000   Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority,
                               Polytechnic University,
                               6.50%, 8/1/24                       990,870
                                                             -------------
                                                             $  29,039,158
                                                             -------------
                               GENERAL OBLIGATIONS -13.7%
Baa1      NR         $ 1,000   City of Lowell, 6.375%,
                               8/15/01                       $   1,067,490
A1        A+           3,900   Commonwealth of
                               Massachusetts, 5.00%,
                               1/1/12                            3,609,060
A1        A+             875   Commonwealth of
                               Massachusetts, 5.00%,
                               1/1/14                              795,839
A1        A+           4,750   Massachusetts Bay
                               Transportation Authority
                               (MBTA), 5.50%, 3/1/21             4,525,135
A1        A+           2,500   MBTA, 5.75%, 3/1/18               2,465,775
A1        A+          14,000   MBTA, 5.75%, 3/1/25              13,593,440
A1        A+           1,000   MBTA, 5.90%, 3/1/12               1,014,690
NR        BBB          1,175   Government of Guam, 5.40%,
                               11/15/18                          1,022,650
A         NR           3,375   Town of Nantucket, 6.80%,
                               12/1/11                           3,634,875
Baa1      A              100   Puerto Rico Public
                               Buildings Authority,
                               5.50%, 7/1/21                        92,369
Baa1      A            1,900   Puerto Rico Aqueduct and
                               Sewer Authority, 7.00%,
                               7/1/19                            2,037,313

RATINGS (UNAUDITED)
-------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                          VALUE
--------------------------------------------------------------------------
A         A            2,500   University of
                               Massachusetts Building
                               Authority, 6.875%, 5/1/14         2,839,950
A         A              250   University of
                               Massachusetts Building
                               Authority, 7.20%, 5/1/04            287,396
NR        NR           3,350   Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                           3,528,321
                                                             -------------
                                                             $  40,514,303
                                                             -------------
                               HOSPITALS - 8.4%
A         A-         $ 3,000   Massachusetts HEFA,
                               Charlton Memorial
                               Hospital, 7.25%, 7/1/13       $   3,147,750
A1        A              530   Massachusetts HEFA,
                               Spaulding Rehabilitation
                               Hospital, 7.625%, 7/1/21            568,632
Baa1      BBB+         2,000   Massachusetts HEFA, New
                               England Baptist Hospital,
                               7.35%, 7/1/17                     2,067,480
Aa        NR           3,100   Massachusetts HEFA,
                               Daughters of Charity
                               Health System, 6.10%,
                               7/1/14                            3,143,524
A1        A+           1,000   Massachusetts HEFA, Dana-
                               Farber Cancer Institute,
                               6.65%, 12/1/15                    1,020,340
A         A            4,250   Massachusetts HEFA, The
                               Medical Center of Central
                               Massachusetts, 7.10%,
                               7/1/21                            4,394,755
Baa       BBB          1,825   Massachusetts HEFA,
                               Sisters of Providence
                               Health System, 6.50%,
                               11/15/08                          1,877,870
NR        A-           1,470   Massachusetts HEFA, Jordan
                               Hospital, 6.875%, 10/1/15         1,052,722
NR        A-           1,470   Massachusetts HEFA, Jordan
                               Hospital, 6.875%, 10/1/22         1,507,073
NR        AAA          2,625   Massachusetts HEFA,
                               Winchester Hospital
                               (Connie Lee), 5.75% 7/1/14        2,557,223
NR        AAA          3,650   Massachusetts HEFA,
                               Winchester Hospital
                               (Connie Lee), 5.75% 7/1/24        3,486,917
                                                             -------------
                                                             $  24,824,286
                                                             -------------
                               HOUSING - 11.4%
NR        AAA        $ 2,750   Framingham Housing
                               Authority, (GNMA), 6.65%,
                               2/20/32                       $   2,783,275
A1        A+           6,000   Massachusetts Housing
                               Finance Agency (HFA),
                               6.375%, 4/1/21                    5,973,720
Aa        A+           7,250   Massachusetts HFA, (AMT),
                               6.60%, 12/1/26                    7,328,952
Aa        A+           6,400   Massachusetts HFA, (AMT),
                               6.60%, 12/1/26                    6,469,696
Aaa       AAA          1,000   Massachusetts HFA, (FNMA),
                               6.875%, 11/15/11                  1,063,630

                                    -------
                  MASSACHUSETTS TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
-----------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               HOUSING - (CONTINUED)
Aaa       AAA          2,750   Massachusetts HFA, (FNMA),
                               6.90%, 11/15/21                        2,882,330
Aa        A+           2,795   Massachusetts HFA, (AMT),
                               7.125%, 6/1/25                         2,908,924
Aa        A+             400   Massachusetts HFA, 7.35%,
                               12/1/16                                  425,408
Aa        A+           2,265   Massachusetts HFA, (AMT),
                               8.10%, 6/1/20                          2,369,734
Aa        A+           1,500   Massachusetts HFA, (AMT),
                               8.10%, 12/1/21                         1,576,035
                                                                  -------------
                                                                  $  33,781,704
                                                                  -------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL - 7.0%
Baa1      BBB        $14,185   City of Boston Harbor
                               Electric Energy Company
                               Project, (AMT), 7.30%,
                               5/15/15                            $  15,178,942
NR        NR           9,000   Massachusetts Industrial
                               Finance Agency,
                               Massachusetts Biomedical
                               Research Corporation, 0%,
                               8/1/19                                 3,817,800
Aa3       AA           1,550   Puerto Rico Industrial,
                               Medical and Environmental
                               Pollution Control
                               Authority, The Upjohn
                               Company, 7.50%, 12/1/23                1,697,235
                                                                  -------------
                                                                  $  20,693,977
                                                                  -------------
                               INSURED EDUCATION - 2.1%
Aaa       AAA        $   335   Massachusetts Educational
                               Finance Authority, (MBIA),
                               (AMT), 7.25%, 1/1/09               $     350,460
Aaa       AAA          2,000   Massachusetts Educational
                               Finance Authority,
                               (AMBAC), (AMT), 7.30%,
                               1/1/12                                 2,096,840
Aaa       AAA            250   Massachusetts HEFA,
                               Northeastern University,
                               (AMBAC), 7.50%, 10/1/08                  273,820
Aaa       AAA            400   Massachusetts HEFA, Boston
                               University "RIBS", (MBIA),
                               Variable, 10/1/31 (1)                    439,464
Aaa       AAA          3,000   Massachusetts HEFA, Tufts
                               University, (FGIC), 5.95%,
                               8/15/18                                3,032,640
                                                                  -------------
                                                                  $   6,193,224
                                                                  -------------
                               INSURED GENERAL OBLIGATION - 1.7%
Aaa       AAA        $ 1,795   City of Boston, (FSA),
                               4.875%, 9/1/09                     $   1,686,833
Aaa       AAA          1,000   Commonwealth of Puerto
                               Rico "RIBS", (AMBAC),
                               Variable, 7/1/15 (1)                   1,009,940
Aaa       AAA            600   Town of Tyngsborough,
                               (AMBAC), 6.90%, 5/15/08                  663,798
Aaa       AAA          1,770   MBTA, (MBIA), 5.50%,
                               3/1/21                                 1,663,995
                                                                  -------------
                                                                  $   5,024,566
                                                                  -------------

     RATINGS (UNAUDITED)
-----------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               INSURED HOSPITALS - 11.8%
Aaa       AAA        $   300   Massachusetts HEFA,
                               Berkshire Health Systems,
                               (MBIA), 7.60%, 10/1/14             $     332,346
Aaa       AAA          1,250   Massachusetts HEFA, Beth
                               Israel Hospital, Inverse
                               Floaters, (AMBAC),
                               Variable, 7/1/25 (1)                   1,253,675
Aaa       AAA          1,500   Massachusetts HEFA,
                               Capital Asset Program,
                               (MBIA), 7.20%, 7/1/09                  1,649,085
AAA       AAA          2,050   Massachusetts HEFA, Fallon
                               Healthcare System (CGIG),
                               6.75%, 6/1/20 (2)                      2,171,442
AAA       AAA          4,500   Massachusetts HEFA, Fallon
                               Healthcare System (CGIG),
                               6.875%, 6/1/11                         4,881,465
Aaa       AAA          2,040   Massachusetts HEFA,
                               Beverly Hospital, (MBIA),
                               7.30%, 7/1/13                          2,219,581
Aaa       AAA          1,000   Massachusetts HEFA,
                               Baystate Medical Center,
                               (FGIC), 5.00%, 7/1/20                    883,550
Aaa       AAA          3,000   Massachusetts HEFA, The
                               Medical Center of Central
                               Massachusetts, (AMBAC),
                               "CARS", Variable, 6/23/22
                               (1)                                    3,330,090
Aaa       AAA          2,000   Massachusetts HEFA, St.
                               Elizabeth Hospital Issue,
                               "LEVRRS", (FSA), Variable,
                               8/15/21 (1)                            2,196,960
Aaa       AAA          2,600   Massachusetts HEFA, Saint
                               Luke's Hospital, "Yield
                               Curve Notes", (MBIA),
                               Variable, 8/15/13 (1)                  2,556,970
Aaa       AAA          1,200   Massachusetts HEFA,
                               University Hospital,
                               (MBIA), 7.25%, 7/1/19                  1,323,552
Aaa       AAA          6,950   Massachusetts HEFA, Lahey
                               Clinic, (MBIA), 5.375%,
                               7/1/23                                 6,454,118
Aaa       AAA          5,000   Massachusetts HEFA, New
                               England Medical Center,
                               (MBIA), 5.375%, 7/1/24                 4,664,350
Aaa       AAA          1,000   Massachusetts HEFA, New
                               England Medical Center,
                               (FGIC), 6.50%, 7/1/12                  1,052,960
                                                                  -------------
                                                                  $  34,970,144
                                                                  -------------
                               INSURED HOUSING - 0.7%
Aaa       AAA        $ 2,000   Massachusetts Housing
                               Finance Agency, (AMBAC),
                               6.45%, 1/1/36                      $   2,027,680
                                                                  -------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
-----------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               INSURED TRANSPORTATION - 2.2%
Aaa       AAA        $ 5,860   Massachusetts Port
                               Authority, (AMT), (FGIC),
                               7.50%, 7/1/20                      $   6,490,243
                                                                  -------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 2.9%
NR        A          $ 7,800   Plymouth County,
                               Massachusetts Correctional
                               Facility Project, 7.00%,
                               4/1/22                             $   8,363,862
                                                                  -------------
                               NURSING HOMES - 0.5%
NR        AA         $ 1,495   Massachusetts HEFA,
                               Deutches Altenheim,
                               Incorporated, (FHA),
                               7.70%, 11/1/31(2)                  $   1,613,195
                                                                  -------------
                               SOLID WASTE - 2.6%
Baa1      BBB        $ 5,970   Massachusetts Industrial
                               Finance Agency,
                               Massachusetts Refusetech,
                               Inc. Project, 6.30%,
                               7/1/05                             $   6,242,531
NR        NR           1,340   City of Pittsfield, Vicon
                               Recovery Associates
                               Project, 7.95%, 11/1/04                1,409,425
                                                                  -------------
                                                                  $   7,651,956
                                                                  -------------
                               SPECIAL TAX - 4.2%
A1        A+         $ 5,695   Commonwealth of
                               Massachusetts, Special
                               Obligation Revenue Bonds,
                               6.00%, 6/1/13                      $   5,747,223
A1        A+           4,560   Commonwealth of
                               Massachusetts, Special
                               Obligation Revenue Bonds,
                               5.80%, 6/1/14                          4,518,550
Baa1      A            2,000   Puerto Rico Highway and
                               Transportation Authority,
                               6.625%, 7/1/18                         2,099,080
                                                                  -------------
                                                                  $  12,364,853
                                                                  -------------
                               TRANSPORTATION - 5.2%
NR        BBB        $ 7,950   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23              $   7,967,093
Aa        AA-          7,300   Massachusetts Port
                               Authority, 6.00%, 7/1/23               7,260,069
                                                                  -------------
                                                                  $  15,227,162
                                                                  -------------
                               UTILITY - 6.0%
NR        BBB        $ 2,765   Guam Power Authority,
                               5.25%, 10/1/23                     $   2,382,103
A         BBB+         2,610   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.00%, 7/1/18                 2,555,843
A         BBB+         5,560   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.625%, 7/1/18                5,747,205

     RATINGS (UNAUDITED)
-----------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
A         BBB+         3,500   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.75%, 7/1/11                 3,664,010
Baa1      A-           1,850   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/13               1,755,447
Baa1      A-             150   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/20                 138,746
NR        NR           1,500   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                                 1,575,314
                                                                  -------------
                                                                  $  17,818,668
                                                                  -------------
                               WATER & SEWER - 9.8%
NR        NR         $ 2,075   Massachusetts Industrial
                               Finance Authority,
                               American Hingham Water,
                               6.60%, 12/1/15                     $   2,095,480
A         A           18,620   Massachusetts Water
                               Resources Authority
                               (MWRA), 4.75%, 12/1/23                15,364,479
A         A            5,000   MWRA, 5.00%, 3/1/22                    4,323,500
A         A            1,500   MWRA, 5.25%, 3/1/13                    1,390,095
A         A            3,915   MWRA, 5.25%, 12/1/15                   3,608,260
NR        NR           2,000   Virgin Islands Water and
                               Power Authority, 7.60%,
                               1/1/12                                 2,122,760
                                                                  -------------
                                                                  $  28,904,574
                                                                  -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $277,979,560)                $ 295,503,555
                                                                  =============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 7.3% of total investments.

                       See notes to financial statements

                                    -------
                         Mississippi Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               ESCROWED - 1.6%
Aaa       NR          $1,500   Mississippi Housing Finance
                               Corporation, SFMR, (AMT),
                               (ETM), 0%, 6/1/15                   $    447,360
                                                                   ------------
                               GENERAL OBLIGATIONS - 7.8%
NR        A-          $1,000   Mississippi Development
                               Bank, Golden Triangle Solid
                               Waste, 6.00%, 7/1/15                $    972,850
Aa        AA-            200   Mississippi State, 5.10%,
                               11/15/12                                 188,648
Aa        AA-            500   Mississippi State, 5.75%,
                               6/1/14                                   500,965
Aa        AA-            500   Mississippi State, 6.75%,
                               12/1/14                                  536,265
                                                                   ------------
                                                                   $  2,198,728
                                                                   ------------
                               HOSPITAL REVENUE - 3.2%
A         NR          $1,000   Mississippi Hospital
                               Equipment & Facilities
                               Authority, Rankin Medical
                               Center Project, 5.60%,
                               3/1/19                              $    919,410
                                                                   ------------
                               HOUSING - 9.4%
Aa        NR          $  500   Hinds County Urban Renewal,
                               Woodridge Apartments,
                               (FHA), 6.25%, 11/1/27               $    495,860
NR        NR             200   City of Ridgeland Urban
                               Renewal, The Orchard, LTD.,
                               7.75%, 12/1/15                           197,958
Aaa       NR             300   Vicksburg Leased Housing
                               Corporation, MFMR, Magnolia
                               Manor Apartments, (FHA),
                               5.95%, 8/15/22                           294,063
Aaa       NR             500   Mississippi Home
                               Corporation, SFMR, Access
                               Program, (AMT), 8.10%,
                               12/1/24                                  554,725
Aaa       NR           1,020   Mississippi Home
                               Corporation, SFMR, Access
                               Program, (AMT), 8.125%,
                               12/1/24                                1,131,914
                                                                   ------------
                                                                   $  2,674,520
                                                                   ------------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE - 10.0%
NR        A-          $  600   Jackson County,
                               International Paper Company
                               Project, (AMT), 5.55%,
                               10/1/17                             $    564,468
A2        A            1,000   Lowndes County,
                               Weyerhaeuser Company
                               Project, 6.80%, 4/1/22                 1,106,900
A3        A-             600   Warren County,
                               International Paper Company
                               Project, (AMT), 6.60%,
                               3/1/19                                   608,592

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
NR        AA             500   Port of Gulfport, E.I. du
                               Pont de Nemours and Company
                               Project, (AMT), 7.15%,
                               5/1/16 (2)                               544,390
                                                                   ------------
                                                                   $  2,824,350
                                                                   ------------
                               INSURED EDUCATION - 3.7%
Aaa       AAA         $1,000   Mississippi Educational
                               Facilities Authority,
                               Milsaps College Project,
                               (MBIA) 6.50%, 11/1/19               $  1,041,610
                                                                   ------------
                               INSURED GENERAL OBLIGATION - 5.0%
Aaa       AAA         $  500   Hinds County, (MBIA) 6.25%,
                               3/1/11                              $    535,360
Aaa       AAA          1,000   Desoto County School
                               District, (MBIA) 4.75%,
                               2/1/13                                   883,120
                                                                   ------------
                                                                   $  1,418,480
                                                                   ------------
                               INSURED HOSPITALS - 19.2%
Aaa       AAA         $1,000   Alcorn County, Magnolia
                               Regional Health Center,
                               (AMBAC) 5.75%, 10/1/13              $    967,370
Aaa       AAA          1,000   Gulfport Mississippi
                               Hospital Facilities
                               Authority, Memorial
                               Hospital of Gulfport,
                               (MBIA) 6.20%, 7/1/18                   1,020,310
Aaa       AAA          1,275   Hinds County, Mississippi
                               Methodist Hospital and
                               Rehabilitation Center,
                               (AMBAC) 5.60%, 5/1/12                  1,256,003
Aaa       AAA          1,250   Mississippi Hospital
                               Equipment and Facilities
                               Authority, Methodist Health
                               Systems, (MBIA) 5.50%,
                               8/15/13                                1,189,850
Aaa       AAA          1,000   Mississippi Hospital
                               Equipment and Facilities
                               Authority, Mississippi
                               Baptist Medical Center,
                               (MBIA) 6.00%, 5/1/13                   1,009,080
                                                                   ------------
                                                                   $  5,442,613
                                                                   ------------
                               INSURED HOUSING - 1.8%
Aaa       NR          $  500   Mississippi Home
                               Corporation, SFMR, (GNMA),
                               (AMT), 6.625%, 4/1/27               $    511,910
                                                                   ------------
                               INSURED LEASE/CERTIFICATE
                               OF PARTICIPATION - 5.2%
Aaa       AAA         $1,500   Medical Center Building
                               Corporation, University of
                               Mississippi Medical Center
                               Project, (MBIA) 5.80%,
                               12/1/14                             $  1,476,015
                                                                   ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)
-------------------   PRINCIPAL
                      AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S     OMITTED)   SECURITY                          VALUE
--------------------------------------------------------------------------------
                                 INSURED UTILITIES - 7.0%
Aaa       AAA         $1,600     Jackson County, Gautier
                                 Utility District, (MBIA)
                                 6.375%, 3/1/12                     $  1,661,504
Aaa       AAA            300     Puerto Rico Electric Power
                                 Authority, (FSA), Variable,
                                 7/1/03 (1)                              335,766
                                                                    ------------
                                                                    $  1,997,270
                                                                    ------------
                                 INSURED WATER & SEWER - 5.2%
Aaa       AAA         $1,000     Jackson County, Water and
                                 Sewer Bonds, (MBIA) 5.40%,
                                 9/1/09                             $    980,790
Aaa       AAA            500     City of Natchez, Combined
                                 Water and Sewer System,
                                 (MBIA) 5.70%, 8/1/17                    485,380
                                                                    ------------
                                                                    $  1,466,170
                                                                    ------------
                                 NURSING HOMES - 1.7%
NR        NR          $  500     Mississippi Business
                                 Finance Corporation,
                                 Magnolia Healthcare, 7.99%,
                                 7/1/25 (2)                         $    472,415
                                                                    ------------
                                 LEASE/CERTIFICATE OF
                                 PARTICIPATION - 3.6%
A         NR          $1,000     Mississippi University
                                 Educational Building Corp.,
                                 Facilities Renovation,
                                 6.15%, 6/15/15                     $  1,009,330
                                                                    ------------
                                 SPECIAL TAX - 4.7%
Baa1      A           $  500     Puerto Rico Highway and
                                 Transportation Authority,
                                 5.25%, 7/1/20                      $    446,615
Baa1      A            1,000     Puerto Rico Highway and
                                 Transportation Authority,
                                 5.25%, 7/1/21                           891,410
                                                                    ------------
                                                                    $  1,338,025
                                                                    ------------


RATINGS (UNAUDITED)
-------------------   PRINCIPAL
                      AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S     OMITTED)   SECURITY                           VALUE
--------------------------------------------------------------------------------
                                 UTILITIES - 10.9%
NR        BBB         $  810     Guam Power Authority,
                                 6.625%, 10/1/14                    $    829,999
Aa3       A+           1,310     Lamar County, South
                                 Mississippi Electric Power
                                 Association Project, 4.85%,
                                 12/1/06                               1,237,505
Baa3      NR           1,000     Warren County, Mississippi
                                 Power & Light Company
                                 Project, 7.00%, 4/1/22                1,038,360
                                                                    ------------
                                                                    $  3,105,864
                                                                    ------------
                                 TOTAL TAX-EXEMPT
                                 INVESTMENTS (IDENTIFIED
                                 COST, $27,181,386)                 $ 28,344,069
                                                                    ============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 49.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.2% to 36.3% of total investments.

                       See notes to financial statements

                                    -------
                          New York Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)   PRINCIPAL
-------------------    AMOUNT
         STANDARD       (000
MOODY'S  & POOR'S      OMITTED)   SECURITY                              VALUE
-----------------------------------------------------------------------------
                                  ASSISTED LIVING - 0.3%
NR        NR         $ 1,970      Village of North Syracuse
                                  Housing Authority, (AJM
                                  Senior Housing, Inc. Janus
                                  Park Project), 8.00%,
                                  6/1/24                        $   1,922,168
                                                                -------------
                                  EDUCATION - 12.7%
A         NR         $ 1,000      Dutchess County IDA, Bard
                                  College, 7.00%, 11/1/17       $   1,084,310
A1        NR           6,295      Monroe County IDA,
                                  University of Rochester,
                                  7.25%, 12/1/16                    6,646,324
NR        BBB-         1,660      City of New Rochelle IDA
                                  Civic Facilities, College
                                  of New Rochelle, 6.75%,
                                  7/1/22                            1,704,920
Baa1      BBB+         6,895      Dormitory Authority, State
                                  University Educational
                                  Facilities, 4.75%, 7/1/14         6,124,208
Baa1      BBB+         2,500      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.00%, 5/15/18        2,118,800
Baa1      BBB+        11,500      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.25%, 5/15/13       10,464,310
Baa1      BBB+         7,600      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.25%, 5/15/15        6,850,260
Baa1      BBB+         7,605      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.25%, 5/15/19        6,714,759
Baa1      BBB+         6,805      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.25%, 5/15/21        6,043,657
Baa1      BBB+         3,130      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.50%, 5/15/08        3,041,139
Baa1      BBB+        28,250      Dormitory Authority, State
                                  University Educational
                                  Facilities, 5.50%, 5/15/13       26,375,613
Baa1      BBB+           415      Dormitory Authority, State
                                  University Educational
                                  Facilities, 7.375%,
                                  5/15/14                             450,279
Baa1      BBB+         1,300      Dormitory Authority, State
                                  University Educational
                                  Facilities, 7.50%, 5/15/11        1,497,184
NR        AA           1,300      Dormitory Authority, New
                                  York Medical College
                                  (Asset Guaranty), 6.875%,
                                  7/1/21                            1,391,845
A1        A+             950      Dormitory Authority,
                                  University of Rochester,
                                  5.625%, 7/1/12                      927,276
                                                                -------------
                                                                $  81,434,884
                                                                -------------

RATINGS (UNAUDITED)   PRINCIPAL
-------------------    AMOUNT
         STANDARD       (000
MOODY'S  & POOR'S      OMITTED)   SECURITY                               VALUE
------------------------------------------------------------------------------
                                  ELECTRIC UTILITIES - 4.9%
A1        A           $ 2,500     New York State Energy
                                  Resource & Development
                                  Authority, Brooklyn Union
                                  Gas (RIBS)(AMT), Variable,
                                  7/1/26 (1)                     $   2,918,350
Aa3       A+              500     New York State Energy
                                  Resource & Development
                                  Authority, Consolidated
                                  Edison (AMT), 7.75%,
                                  1/1/24                               538,345
Aa3       A+            2,365     New York State Energy
                                  Resource & Development
                                  Authority, Consolidated
                                  Edison (AMT), 7.50%,
                                  7/1/25                             2,563,684
Aa3       A+           1,000      New York State Energy
                                  Resource & Development
                                  Authority, Consolidated
                                  Edison (AMT), 7.50%,
                                  1/1/26                            1,098,470
Aa        AA-         18,000      Power Authority of the
                                  State of New York, 5.25%,
                                  1/1/18                           16,447,500
Baa1      A-          11,500      Puerto Rico Electric Power
                                  Authority, 0%, 7/1/17             3,023,350
Baa1      A-           2,250      Puerto Rico Electric Power
                                  Authority, 5.50%, 7/1/20          2,081,183
NR        NR           3,000      Virgin Islands Water and
                                  Power Authority, 7.40%,
                                  7/1/11                            3,150,630
                                                                -------------
                                                                $  31,821,512
                                                                -------------
                                  ESCROWED - 7.6%
Aaa       AAA        $   725      Albany Municipal Water
                                  (MBIA), 7.50%, 12/1/17        $     806,592
Aaa       BBB          1,000      Dormitory Authority, City
                                  University, 7.625%, 7/1/20        1,152,840
Aaa       BBB+         1,530      Dormitory Authority, State
                                  University Educational
                                  Facilities, 7.70%, 5/15/12        1,763,677
NR        BBB          1,000      Dormitory Authority, City
                                  University, 8.125%, 7/1/08        1,116,170
Baa1      BBB-         2,250      Dormitory Authority,
                                  Upstate Community College,
                                  7.20%, 7/1/21                     2,582,842
Baa1      NR           2,000      Dormitory Authority,
                                  Upstate Community College,
                                  7.30%, 7/1/21                     2,305,860
Aaa       AAA            500      Erie County Water
                                  Authority, Water Works
                                  System, 6.00%, 12/1/08              528,920
Aaa       AAA            500      Metropolitan
                                  Transportation Authority
                                  Commuter Facilities Bonds,
                                  7.50%, 7/1/19                       571,735
Aaa       AAA          1,000      New York Local Government
                                  Assistance Corporation
                                  (LGAC), 7.00%, 4/1/16             1,136,100

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                              VALUE
--------------------------------------------------------------------------
                               ESCROWED - (CONTINUED)
Aaa       AAA          5,500   New York LGAC, 6.75%,
                               4/1/21                            6,238,980
Aaa       BBB          1,000   New York State Housing
                               Finance Agency Service
                               Contracts, 7.80%, 9/15/11         1,173,510
Aaa       AAA          1,775   New York State Housing
                               Finance Agency Service
                               Contracts, 7.375%, 9/15/21        2,073,520
Aaa       BBB+            90   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.75%, 8/15/10                      103,334
Aaa       AAA            450   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.875%, 8/15/08                     525,047
Aaa       AAA          3,320   New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.50%, 2/15/21                    3,842,004
Aaa       NR           8,100   New York State Urban
                               Development Corporation
                               Correctional Facilities,
                               6.50%, 1/1/21                     8,848,197
Baa1      BBB          4,750   New York State Thruway
                               Authority, Local Highway
                               and Bridge Service
                               Contract Bonds, 7.25%,
                               1/1/10 (2)                        5,404,740
Baa1      BBB          5,350   New York State UDC,
                               Onondaga Co. Convention
                               Center, 7.875% 1/1/10             6,241,577
NR        AA-            500   Power Authority of the
                               State of New York, 8.00%,
                               1/1/17                              548,960
NR        A            1,760   Puerto Rico Highway &
                               Transportation Authority,
                               6.625%, 7/1/18                    1,989,310
                                                             -------------
                                                             $  48,953,915
                                                             -------------
                               GENERAL OBLIGATIONS - 1.6%
Baa1      A-         $   120   New York City, 8.25%,
                               11/15/16                      $     136,942
Baa1      A-           4,000   New York City, 7.50%,
                               2/1/18                            4,399,280
Aa        AA           1,700   Onondaga County, 5.875%,
                               2/15/11                           1,758,259
Aa        AA           1,600   Onondaga County, 5.875%,
                               2/15/12                           1,641,424
Baa1      A            2,175   Puerto Rico Public
                               Building Authority, Public
                               Education and Health
                               Facilities, 5.75%, 7/1/15         2,102,594
                                                             -------------
                                                             $  10,038,499
                                                             -------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                              VALUE
--------------------------------------------------------------------------
                               HEALTH CARE - 19.1%
NR        AAA        $ 6,705   Dormitory Authority,
                               United Health Services
                               (FHA), 7.35%, 8/1/29          $   7,225,509
Aa        AAA          4,785   New York State Medical
                               Care Facilities Finance
                               Agency (MCFFA), Hospital
                               Insured Mortgage (FHA),
                               5.25%, 8/15/14                    4,443,782
NR        AA           2,670   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.10%, 8/15/15                    2,663,645
NR        AAA          3,710   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.125%, 2/15/14                   3,902,994
Aa        AA           1,000   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.55%, 8/15/12                    1,043,570
Aa        AA           3,800   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.65%, 8/15/32                    3,946,338
NR        AA           9,000   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.70%, 8/15/23                    9,446,220
Aa        AA           1,050   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.75%, 2/15/12                    1,107,446
Aa        AA           1,500   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.95%, 2/15/32                    1,586,430
Aa        AA           2,190   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.00%, 8/15/32                    2,326,262
Aa        AA           6,600   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.25%, 2/15/31                    7,124,634
Aa        AA             750   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.35%, 2/15/29                      819,128
Aa        AA           2,425   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 2/15/10             2,484,607
Aa        AA           3,500   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 8/15/14             3,591,490

                                    -------
                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)    PRINCIPAL
-------------------     AMOUNT
         STANDARD        (000
MOODY'S  & POOR'S      OMITTED)     SECURITY                VALUE
---------------------------------------------------------------------------
                                    HEALTH CARE - (CONTINUED)
Aa        AA            5,625       New York State MCFFA,
                                    Insured Mortgage Project
                                    (FHA), 6.20%, 8/15/15            5,723,775
Aa        AA            6,550       New York State MCFFA,
                                    Insured Mortgage Project
                                    (FHA), 6.25%, 8/15/15            6,661,285
Aa        AA            2,500       New York State MCFFA,
                                    Insured Mortgage Project
                                    (FHA), 6.50%, 2/15/35            2,552,300
Aa        AA              950       New York State MCFFA,
                                    Insured Mortgage Project
                                    (FHA), 7.45%, 8/15/31            1,030,095
Baa1      BBB+         10,205       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 5.25%, 2/15/19       9,320,737
Baa1      BBB+         11,500       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 5.25%, 8/15/23       9,895,865
Baa1      BBB+          6,625       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, Series 1994 A,
                                    5.25%, 8/15/23                   5,700,879
Baa1      BBB+          1,230       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 7.50%, 2/15/21       1,372,754
Baa1      BBB+          1,610       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 7.625%,
                                    8/15/17                          1,777,150
Baa1      BBB+            145       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 7.75%, 8/15/10         161,153
Baa1      BBB+            495       New York State MCFFA,
                                    Mental Health Services
                                    Facilities, 7.875%,
                                    8/15/08                            558,469
Baa       BBB          19,700       New York State MCFFA,
                                    Secured Hospital
                                    (Brookdale), 6.80%,
                                    8/15/12                         20,263,223
Baa       BBB           5,540       New York State MCFFA,
                                    Secured Hospital, 7.35%,
                                    8/15/11                          5,881,652
                                                                 -------------
                                                                 $ 122,611,392
                                                                 -------------
                                    HOSPITALS - 0.7%
Aa        AAA         $ 1,500       Dormitory Authority, Long
                                    Island Jewish Medical
                                    Center (FHA), 7.75%,
                                    8/15/27                      $   1,629,735
NR        AAA           1,000       Dormitory Authority,
                                    St. Francis Hospital
                                    (FHA), 7.65%, 8/1/30             1,119,780
Baa1      BBB+          1,800       Syracuse Industrial
                                    Development Agency (IDA),
                                    St. Joseph's Hospital
                                    Health Center, 7.50%,
                                    6/1/18                           1,914,804
                                                                 -------------
                                                                 $   4,664,319
                                                                 -------------

RATINGS (UNAUDITED)   PRINCIPAL
-------------------    AMOUNT
         STANDARD       (000
MOODY'S  & POOR'S     OMITTED)    SECURITY                             VALUE
----------------------------------------------------------------------------
                                  HOUSING - 5.5%
NR        NR         $ 4,744      New York City Housing
                                  Development Corporation
                                  (HDC), Allerville Project,
                                  6.50%, 11/15/18               $   4,772,297
Baa       A            4,750      New York City HDC, General
                                  Housing, 6.50%, 5/1/22            4,797,690
NR        NR           2,080      New York City HDC, Dayton
                                  Project, 6.50% 11/15/18           2,092,643
NR        AAA          2,550      New York City HDC, Multi-
                                  Unit Management, 7.35%,
                                  6/1/19                            2,702,439
Aa        A+             235      New York State Housing
                                  Finance Agency, Baytown,
                                  7.10%, 8/15/35                      248,280
Aa        NR             250      New York State Mortgage
                                  Agency, 6.90%, 4/1/03               263,523
Aa        NR           8,750      New York State Mortgage
                                  Agency, 6.90%, 4/1/15             9,220,313
Aa        NR           1,000      New York State Mortgage
                                  Agency, 7.50%, 4/1/15             1,082,280
Aa        NR             295      New York State Mortgage
                                  Agency, 7.65%, 4/1/19               311,963
Aa        NR             625      New York State Mortgage
                                  Agency, 7.70%, 10/1/12              676,644
Aa        NR             270      New York State Mortgage
                                  Agency, 8.00%, 10/1/17              287,312
Aa        NR           6,350      New York State Mortgage
                                  Agency (AMT), 6.40%,
                                  10/1/20                           6,318,568
Aa        NR           1,600      New York State Mortgage
                                  Agency (AMT), 7.95%,
                                  10/1/21                           1,727,808
Baa       BBB            350      Puerto Rico Commonwealth
                                  Urban Renewal & Housing
                                  Corporation, 7.875%,
                                  10/1/04                             395,693
Aaa       AAA            410      Puerto Rico Housing
                                  Financial Corporation
                                  Single-Family (GNMA),
                                  7.65%, 10/15/22                     434,124
                                                                -------------
                                                                $  35,331,577
                                                                -------------
                                  INSURED COLLEGE &
                                  UNIVERSITY - 1.8%
Aaa       AAA        $ 6,950      Dormitory Authority,
                                  Marist College (MBIA),
                                  6.00%, 7/1/22                 $   6,958,549
Aaa       AAA          5,000      Dormitory Authority, New
                                  York University (MBIA),
                                  5.00%, 7/1/11                     4,698,350
                                                                -------------
                                                                $  11,656,899
                                                                -------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S    OMITTED)           SECURITY                  VALUE
--------------------------------------------------------------------------------
                               INSURED GENERAL
                               OBLIGATIONS - 1.0%
Aaa       AAA        $ 1,035   Erie County Water
                               Authority (AMBAC), 0%,
                               12/1/17                        $     211,295
Aaa       AAA          3,900   New York City Trust for
                               Cultural Resources, Museum
                               of Modern Art (AMBAC),
                               5.40%, 1/1/12                      3,764,748
Aaa       AAA          2,480   New York State
                               Environmental Facilities
                               Corporation (EFC), Jamaica
                               Water Supply Company (AMT)
                               (AMBAC), 7.625%, 4/1/29           2,677,334
                                                             -------------
                                                             $   6,653,377
                                                             -------------
                               INSURED GENERAL
                               OBLIGATIONS LOCAL - 1.8%
Aaa       AAA        $   520   Chautauqua County
                               Unlimited Tax (FGIC),
                               6.40%, 9/15/08                 $     574,621
Aaa       AAA            770   Chautauqua County
                               Unlimited Tax (FGIC),
                               6.40%, 9/15/09                       847,123
Aaa       AAA            465   Chautauqua County
                               Unlimited Tax (FGIC),
                               7.30%, 4/1/07                        547,793
Aaa       AAA            725   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/07               838,521
Aaa       AAA            600   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/08               693,852
Aaa       AAA            675   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/13               789,278
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/09               814,891
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/10               816,739
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/11               817,929
Aaa       AAA            675   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/12               789,271
Aaa       AAA            515   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/14               601,808
Aaa       AAA          2,000   New York City (AMBAC),
                               7.00%, 8/1/17                      2,201,300
Aaa       AAA            500   Oyster Bay (FGIC), 6.60%,
                               2/15/12                              533,400
Aaa       AAA            450   Oyster Bay (FGIC), 6.60%,
                               2/15/13                              480,060
                                                              -------------
                                                              $  11,346,586
                                                              -------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------   AMOUNT
         STANDARD   (000
MOODY'S  & POOR'S    OMITTED)       SECURITY                      VALUE
---------------------------------------------------------------------------
                               INSURED GENERAL
                               OBLIGATIONS SCHOOL
                               DISTRICT - 0.2%
Aaa       AAA        $   700   Bethlehem Central School
                               District (AMBAC), 7.10%,
                               11/1/08                        $     819,903
Aaa       AAA            700   Bethlehem Central School
                               District (AMBAC), 7.10%,
                               11/1/09                              814,716
                                                              -------------
                                                              $   1,634,619
                                                              -------------
                               INSURED GENERAL
                               OBLIGATIONS TERRITORY -
                               0.7%
Aaa       AAA        $ 4,500   Commonwealth of Puerto
                               Rico Public Improvement
                               Residual Interest Tax
                               Exempt Securities (FSA),
                               Variable, 7/1/22 (1)           $   4,616,865
                                                              -------------
                               INSURED HEALTH CARE - 4.4%
Aaa       AAA        $ 1,500   New York State MCFFA, Long
                               Term Health Care (CGIC),
                               6.80%, 11/1/14                 $   1,588,695
Aaa       AAA          1,300   New York State MCFFA, New
                               York Hospital (FHA)
                               (AMBAC), 6.60%, 2/15/11            1,409,226
Aaa       AAA          5,400   New York State MCFFA, New
                               York Hospital (FHA)
                               (AMBAC), 6.75%, 8/15/14            5,794,146
Aaa       AAA         20,525   New York State MCFFA,
                               Mental Health Services
                               Facilities (MBIA), 5.375%,
                               2/15/14                           19,280,980
                                                              -------------
                                                              $  28,073,047
                                                              -------------
                               INSURED HOUSING - 0.1%
Aaa       AAA        $   500   New York City HDC, Charter
                               Oaks (MBIA), 7.375% 4/1/17     $     524,525
                                                              -------------
                               INSURED MISCELLANEOUS - 0.1%
Aaa       AAA        $   500   New York City IDA, (USTA
                               National Tennis Center
                               Incorporated Project)
                               (FSA), 6.375%, 11/15/14        $     522,020
                                                              -------------

                                    -------
                    NEW YORK TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)
-------------------  PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                                    VALUE
--------------------------------------------------------------------------------
                               INSURED SOLID WASTE - 1.6%
Aaa       AAA        $ 1,650   Dutchess County Resource
                               Recovery Solid Waste
                               (FGIC), 7.50%, 1/1/09               $   1,814,505
Aaa       AAA          6,795   Islip Resource Recovery
                               Agency (MBIA), 6.50%,
                               7/1/09                                  7,272,960
Aaa       AAA          1,000   Montgomery, Otesgo,
                               Schoharie Solid Waste
                               Management Authority
                               (MBIA), 5.25%, 1/1/14                     936,350
                                                                   -------------
                                                                   $  10,023,815
                                                                   -------------
                               INSURED TOLL & TURNPIKE - 1.0%
Aaa       AAA        $ 3,000   Triborough Bridge & Tunnel
                               Authority Residual
                               Interest Securities
                               (MBIA), Variable, 1/1/19
                               (1)                                $   3,033,030
Aaa       AAA          3,000   Triborough Bridge & Tunnel
                               Authority Residual
                               Interest Securities
                               (MBIA), Variable, 1/1/12
                               (1)                                    3,229,230
                                                                  -------------
                                                                  $   6,262,260
                                                                  -------------
                               INSURED WATER & SEWER - 0.1%
Aaa       AAA        $   275   Albany Municipal Water
                               Financial Authority
                               (MBIA), 7.50%, 12/1/17             $     298,944
                                                                  -------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 8.7%
Baa1      BBB        $ 1,955   Dormitory Authority, City
                               University, 5.75%, 7/1/13          $   1,869,000
Baa1      BBB         17,815   Dormitory Authority, City
                               University, 5.75%, 7/1/13             17,031,318
Baa1      BBB            250   Dormitory Authority, City
                               University, 6.375%, 7/1/08               256,618
Baa1      BBB          5,100   Dormitory Authority, City
                               University, 7.00%, 7/1/09              5,653,044
Baa1      BBB          4,325   Dormitory Authority, City
                               University, 7.50%, 7/1/10              4,967,133
Baa1      BBB          6,125   New York State HFA Service
                               Contract, 5.375%, 9/15/11              5,635,000
NR        BBB          5,865   New York State Thruway
                               Authority, 0%, 1/1/01                  4,438,046
Baa1      BBB          5,775   New York State Urban
                               Development Corporation
                               (UDC) Correctional
                               Facilities, 5.50%, 1/1/14              5,342,337
Baa1      BBB          7,670   New York State UDC
                               Correctional Facilities,
                               5.25%, 1/1/13                          6,896,557
Baa1      BBB            500   New York State UDC, Alfred
                               Technology, 7.875%, 1/1/20               549,070

RATINGS (UNAUDITED)
-------------------  PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                                    VALUE
--------------------------------------------------------------------------------
Baa1      BBB            750   New York State UDC,
                               Clarkson Center for
                               Advanced Materials, 7.80%,
                               1/1/20                                    821,512
Baa1      BBB            750   New York State UDC,
                               Clarkson Center for
                               Advanced Materials, 8.00%,
                               1/1/20                                    839,737
Baa1      A            1,825   Syracuse-Hancock
                               International Airport
                               Certificates of
                               Participation, 6.625%,
                               1/1/12                                  1,921,105
                                                                   -------------
                                                                   $  56,220,477
                                                                   -------------
                               MISCELLANEOUS - 1.6%
Aa        AA-        $   200   City of New York Municipal
                               Assistance Corporation,
                               7.50%, 7/1/08                       $     218,888
Aa        AA-            485   City of New York Municipal
                               Assistance Corporation,
                               7.625%, 7/1/08                            530,896
Aa        AA-            635   City of New York Municipal
                               Assistance Corporation,
                               7.625%, 7/1/08                            714,724
NR        NR           1,300   New York City IDA,
                               (YMCA of Greater New
                               York), 8.00%, 8/1/16                    1,394,536
Aaa       AAA          7,000   VRDC-IVRC Trust, Variable
                               Rate, 6/26/02 (1)                       7,214,340
                                                                   -------------
                                                                   $  10,073,384
                                                                   -------------
                               SOLID WASTE - 2.0%
Baa1      A-         $ 2,665   Hempstead IDA Resource
                               Recovery, American
                               Refunding Fuel Co., 7.40%,
                               12/1/10                             $   2,782,473
Baa       NR           9,530   New York State EFC
                               Resource Recovery,
                               Huntington Project, 7.50%,
                               10/1/12                                10,056,056
                                                                   -------------
                                                                   $  12,838,529
                                                                   -------------
                               SPECIAL TAX REVENUE - 12.5%
A         A          $12,160   New York State LGAC,
                               5.00%, 4/1/21                       $  10,582,240
A         A            5,000   New York State LGAC,
                               5.00%, 4/1/21                           4,368,900
A         A            8,750   New York State LGAC,
                               5.00%, 4/1/23                           7,526,313
A         A            4,750   New York State LGAC,
                               5.25%, 4/1/16                           4,406,908
A         A            2,500   New York State LGAC,
                               5.25%, 4/1/19                           2,265,400
A         A            4,500   New York State LGAC,
                               5.375%, 4/1/16                          4,221,180
A         A            5,225   New York State LGAC,
                               5.50%, 4/1/17                           4,960,040

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)
-------------------  PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                                    VALUE
--------------------------------------------------------------------------------
                               SPECIAL TAX REVENUE - (CONTINUED)
A         A           12,420   New York State LGAC,
                               5.50%, 4/1/18                          11,731,808
A         A           13,000   New York State LGAC,
                               5.50%, 4/1/21                          12,140,570
NR        BBB+         2,630   New York State Municipal
                               Bond Bank Agency, 6.875%,
                               3/15/06                                 2,866,095
Baa1      BBB          3,100   New York State Thruway
                               Authority Contract, Local
                               & Highway Building, 5.25%,
                               4/1/13                                  2,800,478
Baa1      A            2,000   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                           1,902,740
Baa1      A            2,500   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                           2,378,425
Baa1      A            4,840   Puerto Rico Highway and
                               Transportation Authority,
                               6.625%, 7/1/18                          5,079,774
Baa1      BBB          3,335   Triborough Bridge & Tunnel
                               Authority, Convention
                               Center, 6.00%, 1/1/11                   3,318,158
                                                                   -------------
                                                                   $  80,549,029
                                                                   -------------
                               TRANSPORTATION - 6.2%
Baa1      BBB        $ 4,025   MTA Transit Facilities
                               Service Contract, 4.75%,
                               7/1/19                              $   3,261,417
Baa1      BBB          3,670   MTA Transit Facilities
                               Service Contract, 4.75%,
                               7/1/19                                  2,973,764
Baa1      BBB          2,000   MTA Transit Facilities
                               Service Contract, 5.75%,
                               7/1/13                                  1,928,740
Baa1      BBB            725   MTA Transit Facilities
                               Service Contract, 5.75%,
                               7/1/13                                    699,168
NR        BBB          2,350   New York State Thruway
                               Authority, Cross
                               Westchester Expressway
                               Project, 0%, 1/1/03                     1,587,566
Ba1       BB           6,500   Port Authority of New York
                               and New Jersey, 5.75%,
                               6/15/30                                 6,254,170
Ba1       BB           2,800   Port Authority of New York
                               and New Jersey, Delta
                               Airlines LaGuardia
                               Airport, 6.95%, 6/1/08                  2,969,512
A1        AA-          1,500   Port Authority of New York
                               and New Jersey (AMT),
                               Variable, 1/15/27 (1)                   1,553,730

RATINGS (UNAUDITED)
-------------------  PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                                    VALUE
--------------------------------------------------------------------------------
Aa        A+           5,330   Triborough Bridge and
                               Tunnel Authority (TBTA)
                               General Purpose, 5.00%,
                               1/1/12                                  4,869,062
Aa        A+          11,580   TBTA General Purpose,
                               5.50%, 1/1/17                          11,048,941
Aa        A+           2,500   TBTA General Purpose,
                               6.125%, 1/1/21                          2,583,100
                                                                   -------------
                                                                   $  39,729,170
                                                                   -------------
                               WATER & SEWER REVENUE - 3.8%
Aa        A          $11,050   New York State EFC, State
                               Water Pollution Control,
                               6.875%, 6/15/10                     $  12,110,568
Aa        A+           4,545   New York State EFC, State
                               Water Pollution Control,
                               7.20%, 3/15/11                          5,052,540
Aa        A            2,750   New York State EFC, State
                               Water Pollution Control,
                               7.00%, 6/15/12                          3,053,738
Aa        A              150   New York State EFC, State
                               Water Pollution Control,
                               7.50%, 6/15/12                            169,304
Baa1      A            3,750   Puerto Rico Aqueduct &
                               Sewer Authority, 7.875%,
                               7/1/17                                  4,160,625
                                                                   -------------
                                                                   $  24,546,775
                                                                   -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $610,645,613)                 $ 642,348,587
                                                                   =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 11.0% of total investment.

                       See notes to financial statements

                                    -------
                            Ohio Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               EDUCATION - 7.9%
A         A+         $ 1,000   University of Cincinnati,
                               6.50%, 12/1/11                    $   1,035,190
A1        AA-            650   University of Cincinnati,
                               6.50%, 6/1/11                           684,314
Aa        AA-            550   Ohio State Higher
                               Educational Facilities,
                               Case Western University,
                               6.50%, 10/1/20                          604,335
NR        AA           1,000   Ohio State Higher
                               Educational Facilities,
                               Oberlin College, 5.375%,
                               10/1/15                                 942,190
NR        AAA          2,100   Ohio Higher Educational
                               Facilities, Ohio Northern
                               University (CLEE), 5.60%,
                               5/1/13                                2,069,886
NR        AAA          2,750   Ohio Higher Educational
                               Facilities, Ohio Northern
                               University (CLEE), 5.65%,
                               5/1/18                                2,688,153
A1        A+           1,300   Ohio State Higher
                               Educational Facilities,
                               Public Facilities, 5.50%,
                               12/1/07                               1,319,513
A1        NR           7,000   Ohio State Student Loan
                               Funding Corp (AMT),
                               6.10%, 8/1/07                         7,165,200
A1        NR           7,000   Ohio State Student Loan
                               Funding Corp (AMT),
                               6.10%, 8/1/08                         7,121,100
A1        AA-          1,500   Ohio State University
                               Revenue, 5.75%, 12/1/09               1,523,325
                                                                 -------------
                                                                 $  25,153,206
                                                                 -------------
                               ESCROWED - 0.2%
A1        NR         $   500   Gahanna, Ohio General
                               Obligation, 7.00%, 6/1/12         $     566,875
                                                                 -------------
                               GENERAL OBLIGATIONS -
                               9.1%
NR        NR         $ 3,035   Belmont County, 7.30%,
                               12/1/17                           $   3,190,392
A         NR             600   City of Brunswick,
                               Various Purpose, 6.30%,
                               12/1/12                                 617,586
NR        NR           2,450   Cleveland City School
                               District, 7.25%, 6/15/98              2,498,069
Aaa       AAA          1,035   City of Columbus, 5.50%,
                               11/1/12                               1,025,902
A1        NR           1,360   Copley-Fairlawn City
                               School District, 6.25%,
                               12/1/15                               1,403,180
NR        BBB          3,500   Guam Government, 5.375%,
                               11/15/13                              3,104,535
A1        NR           3,340   Hilliard City School
                               District, 6.30%, 12/1/14              3,462,344
A1        NR             500   Huber Heights, Ohio,
                               6.75%, 12/1/11                          534,185

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
A         NR           1,200   Mansfield Ohio Waterworks
                               Improvement, 5.60%,
                               12/1/13                               1,162,692
A1        NR             725   City of Medina, Ohio Fire
                               Station Improvement,
                               3.00%, 12/1/10                          527,445
Aa        AA           1,500   Ohio State Infrastructure
                               Improvement, 0%, 8/1/11                 632,685
Baa1      NR           1,000   Scioto County, Ohio Human
                               Services Building, 7.15%,
                               8/1/11                                1,136,590
NR        NR           1,000   Tuscarawas Public Library
                               Improvement, 6.90%,
                               12/1/11                               1,055,300
Baa       NR           1,000   Youngstown, Ohio, 7.55%,
                               12/1/11                               1,080,240
NR        NR           6,855   Youngstown, Ohio, 7.35%,
                               6/15/05                               7,413,614
                                                                 -------------
                                                                 $  28,844,759
                                                                 -------------
                               HEALTH CARE - 2.4%
NR        AAA        $ 1,000   Allen County Ohio, LIMA
                               Convalescent Home
                               Foundation (GNMA), 6.40%,
                               1/1/21                            $   1,022,330
Aa2       NR           1,600   Hamilton County,
                               Episcopal Retirement
                               Homes, 6.80%, 1/1/08                  1,745,504
NR        BBB-         1,800   Marion County, United
                               Church Homes, 6.30%,
                               11/15/15                              1,734,354
Baa       BBB          2,925   Puerto Rico Urban Renewal
                               & Housing Corporation,
                               0%, 10/1/99                           2,364,570
Aa2       NR             600   Warren County, Otterbein
                               Home Project, 7.20%,
                               7/1/11                                  662,418
                                                                 -------------
                                                                 $   7,529,176
                                                                 -------------
                               HOSPITALS - 19.3%
Baa       BBB-       $ 1,000   Butler County, Hamilton-
                               Hughe Hospital, 7.50%,
                               1/1/10                            $   1,032,270
NR        BBB          1,000   Cambridge Ohio, Guernsey
                               Memorial Hospital, 8.00%,
                               12/1/11                               1,068,500
A1        A            2,100   Cuyahoga County, Fairview
                               General Hospital, 6.25%,
                               8/15/10                               2,152,101
A1        A            2,370   Cuyahoga County, Meridia
                               Health System, 7.00%,
                               8/15/23                               2,505,967
A1        A            2,000   Cuyahoga County, Meridia
                               Health System, 6.50%,
                               8/15/12                               2,052,600

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               HOSPITALS - (CONTINUED)
Aa        AA             750   Cuyahoga County,
                               University Hospitals
                               Health System, 6.50%,
                               1/15/19                                 778,560
Aa        AA           4,450   Cuyahoga County,
                               University Hospitals
                               Health System, 6.00%,
                               1/15/22                               4,487,024
NR        BBB          4,500   Defiance Hospital, Inc.,
                               7.625%, 11/1/03                       4,641,075
Baa       BBB-           665   East Liverpool City
                               Hospital-Series A, 8.00%,
                               10/1/21                                 696,893
Baa       BBB-         1,000   East Liverpool City
                               Hospital-Series B, 8.00%,
                               10/1/21                               1,044,880
A         A-           4,000   Erie County, Firelands
                               Community Hospital,
                               6.75%, 1/1/08                         4,237,640
Aa        NR           3,000   Franklin County,
                               Children's Hospital,
                               6.60%, 5/1/13                         3,167,310
Aa        NR           1,900   Franklin County,
                               Riverside United
                               Methodist Hospital,
                               5.75%, 5/15/20                        1,804,088
A         A            1,015   City of Garfield Heights,
                               Marymount Hospital,
                               6.65%, 11/15/11                       1,052,058
A         A            1,000   City of Garfield Heights,
                               Marymount Hospital,
                               6.70%, 11/15/15                       1,040,670
Aa2       NR           1,000   Hamilton County, Wesley
                               Hall Project, 6.50%,
                               3/1/15                                1,022,560
A1        A            4,000   Hamilton County, Bethesda
                               Hospital, Inc., 6.25%,
                               1/1/12                                4,027,400
A1        A+           1,095   Lorain County, Humility
                               of Mary Health Care
                               Corp., 7.125%, 12/15/06               1,199,266
A1        A+           5,900   Lorain County, Humility
                               of Mary Health Care
                               Corp., 5.90%, 12/15/08                6,048,208
A1        A+           1,000   Lorain County, Humility
                               of Mary Health Care
                               Corp., 7.20%, 12/15/11                1,081,030
NR        A+           1,750   Lorain County, Lakeland
                               Community Hospital, Inc.,
                               6.50%, 11/15/12                       1,794,538
NR        BBB+         1,000   Lucas County, Flowers
                               Hospital, 6.125%, 12/1/13               939,000
A         A            2,760   City of Middleburg
                               Heights, Southwest
                               General Hospital Project,
                               6.75%, 8/15/21                        2,880,971
NR        NR          10,000   Mt Vernon, Knox Community
                               Hospital, 7.875%, 6/1/12             10,358,900
                                                                 -------------
                                                                 $  61,113,509
                                                                 -------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               HOUSING - 7.1%
Aa        NR         $ 1,300   City of Clermont, Laurels
                               Project (FHA), 6.00%,
                               9/1/20                            $   1,285,011
Aa        NR           1,000   Franklin County, Hamilton
                               Creek Apartments (FHA),
                               (AMT), 5.80%, 7/1/14                    942,190
Aa        NR           3,660   Franklin County, Hamilton
                               Creek Apartments (FHA),
                               (AMT), 5.55%, 7/1/24                  3,239,905
NR        AAA          3,490   Ohio HFA, (GNMA), (AMT),
                               6.375%, 3/1/25                        3,523,853
NR        AAA          4,735   Ohio HFA, (GNMA), (AMT),
                               6.70%, 3/1/25                         4,844,899
NR        AAA            835   Ohio HFA, SFMR (GNMA),
                               7.60%, 9/1/16                           871,723
NR        AAA          1,250   Ohio HFA, MFMR-Asbury
                               Woods (FHA), 7.00%,
                               10/1/24                               1,279,350
Aa        NR           2,850   Ohio HFA, Oakleaf Village
                               Project, (FHA), 5.70%,
                               9/1/26                                2,643,746
Aa        NR           1,000   Ohio HFA, Aristocrat
                               South Board & Care
                               Project (FHA), (AMT),
                               7.30%, 8/1/31                         1,037,330
Aaa       AAA          1,085   Ohio HFA SFMR, (GNMA)
                               (AMT), Variable, 3/31/31
                               (1)                                   1,162,317
NR        BBB+         1,020   Ohio Economic
                               Development, KMART Corp.,
                               6.75%, 5/15/07                        1,034,810
A1        A+             500   Ohio Building Authority
                               Juvenile Correctional
                               Building, 5.80%, 10/1/07                515,125
                                                                 -------------
                                                                 $  22,380,259
                                                                 -------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL
                               REVENUE - 8.8%
NR        BBB        $510....  Madison County, IDR,
                               KMART Corp., 6.75%,
                               9/15/06                           $     523,734
Baa1      NR           3,750   Ohio Air Quality
                               Development Authority,
                               Ashland Oil Inc, 6.85%,
                               4/1/10                                3,991,163
NR        A-             595   Ohio IDR, Enterprise Bond
                               Fund, Burrows Paper Corp.
                               (AMT), 7.625%, 6/1/11                   659,546
NR        A-             310   Ohio IDR, Enterprise Bond
                               Fund, Cheryl & Co.,
                               (AMT), 5.50%, 12/1/04                   307,774
NR        A-             530   Ohio IDR, Enterprise Bond
                               Fund, Cheryl & Co.,
                               (AMT), 5.90%, 12/1/09                   530,806

                                    -------
                      OHIO TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                        VALUE
--------------------------------------------------------------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL
                               REVENUE - (CONTINUED)
NR        A-           1,815   Ohio IDR, Enterprise Bond
                               Fund, Consolidated
                               Biscuit, (AMT), 7.00%,
                               12/1/09                     2,014,051
NR        A-           3,425   Ohio IDR, Enterprise Bond
                               Fund, J J & W LP Project
                               (AMT), 6.70%, 12/1/14       3,536,826
NR        A-             750   Ohio IDR, Enterprise Bond
                               Fund, Luigino's Inc.
                               (AMT), 6.85%, 6/1/01          772,388
NR        A-           1,000   Ohio IDR, Enterprise Bond
                               Fund, Progress Plastic
                               Products, (AMT), 6.80%,
                               12/1/01                     1,086,040
NR        A-           1,525   Ohio IDR, Enterprise Bond
                               Fund, Progress Plastic
                               Products, (AMT), 7.80%,
                               12/1/09                     1,772,660
NR        A-             680   Ohio IDR, Enterprise Bond
                               Fund, Royal Appliance
                               Manufacturing Co., Series
                               1991 #9 (AMT), 7.625%,
                               12/1/11                       758,234
NR        A-           1,000   Ohio IDR, Enterprise Bond
                               Fund, Royal Appliance
                               Manufacturing Co., Series
                               1991 #5 (AMT), 7.625%,
                               12/1/11                     1,115,050
NR        A-           1,800   Ohio IDR, Enterprise Bond
                               Fund, Speco Corp. (AMT),
                               6.60%, 6/1/04               1,857,186
NR        A-             170   Ohio IDR, Enterprise Bond
                               Fund, Speco Corp. (AMT),
                               6.25%, 6/1/00                 173,553
NR        A-             880   Ohio IDR, Enterprise Bond
                               Fund, VSM Corp., (AMT),
                               7.375%, 12/1/11               969,936
NR        AA-          1,000   Ohio Pollution Control,
                               Standard Oil Company,
                               6.75%, 12/1/15              1,167,220
Baa2      BBB          4,065   Ohio Water Development
                               Authority, Union Carbide
                               Corp. Project, 5.50%,
                               1/15/07                     3,935,245
Ba2       NR           1,500   Portage County, Kroger
                               Corporation, 7.25%,
                               7/1/99                      1,592,175
Ba2       NR           1,000   Summit County, Kroger
                               Corporation, 6.85%,
                               7/1/99                      1,050,140
                                                       -------------
                                                       $  27,813,727
                                                       -------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                            VALUE
------------------------------------------------------------------------
                               INSURED EDUCATION - 1.1%
Aaa       AAA        $ 1,000   Adams & Highland County
                               Local School District
                               (MBIA), 5.25%, 12/1/21      $    923,810
Aaa       AAA          1,500   Delaware County, Buckeye
                               Valley Local School
                               District (MBIA), 5.25%,
                               12/1/20                         1,402,665
Aaa       AAA          1,000   Ohio Higher Education,
                               University of Dayton
                               Project (FGIC), 5.80%,
                               12/1/14                         1,000,720
                                                           -------------
                                                           $   3,327,195
                                                           --------------
                               INSURED GENERAL
                               OBLIGATIONS - 1.5%
Aaa       AAA        $ 1,700   Puerto Rico (AMBAC),
                               Variable, 7/1/15 (1)        $   1,716,898
Aaa       AAA          3,000   Puerto Rico (FSA),
                               Variable, 7/1/22 (1)            3,077,910
                                                           -------------
                                                           $   4,794,808
                                                           -------------
                               INSURED HEALTH CARE -
                               2.4%
Aaa       AAA        $ 1,945   Hamilton County, Sisters
                               of Charity Health Care
                               System (MBIA), 5.25%,
                               5/15/13                     $   1,819,645
Aa        AA-          5,925   Montgomery County,
                               Sisters of Charity Health
                               Care System (MBIA),
                               5.25%, 5/15/11                  5,563,871
                                                           -------------
                                                           $   7,383,516
                                                           -------------
                               INSURED HOSPITALS - 11.7%
Aaa       AAA        $ 2,500   Akron, Bath and Copley
                               Townships Children's
                               Hospital Medical Center
                               of Akron, (AMBAC), 5.25%,
                               11/15/20                    $  2,276,175
Aaa       AAA          1,000   Clermont County, Mercy
                               Health System (AMBAC),
                               Variable, 10/5/21 (1)          1,128,810
Aaa       AAA          1,500   Cuyahoga County, Fairview
                               Hospital, (MBIA), 5.50%,
                               8/15/19                        1,389,270
Aaa       AAA          5,885   Franklin County,
                               Riverside United
                               Methodist (AMBAC), 5.75%,
                               5/15/12                       5,797,961
Aaa       AAA         10,500   Franklin County,
                               Riverside United
                               Methodist (AMBAC), 5.75%,
                               5/15/20                      10,085,565
Aaa       AAA          1,455   Hamilton County, The
                               Christ Hospital (FGIC),
                               5.50%, 1/1/08                 1,472,169
Aaa       AAA          1,500   Hamilton County,
                               Children's Hospital
                               Medical Center, (FGIC),
                               5.00%, 5/15/13                1,370,130
Aaa       AAA          2,750   Mansfield General
                               Hospital (AMBAC), 6.70%,
                               12/1/09                       2,970,028

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)   SECURITY                         VALUE
----------------------------------------------------------------------
                               INSURED HOSPITALS -
                               (CONTINUED)
Aaa       AAA          1,000   Montgomery County, Ohio
                               Miami Valley Hospital,
                               (AMBAC), 6.25%, 11/15/16      1,030,000
Aaa       AAA          6,565   Portage County, Robinson
                               Memorial Hospital,
                               (MBIA), 5.80%, 11/15/15       6,272,201
Aaa       AAA          3,500   Stark County, Timken
                               Mercy Medical, (MBIA),
                               5.00%, 12/1/19                3,113,320
                                                         -------------
                                                         $  36,905,629
                                                         -------------
                               INSURED HOUSING - 0.6%
Aaa       AAA        $   990   Ohio Capital Corporation
                               FHA Insured Mortgage
                               Loans, (MBIA), 7.25%,
                               7/1/24                    $   1,032,649
Aaa       AAA            750   Ohio Capital Corporation
                               FHA Insured Mortgage
                               Loans, (MBIA), 6.50%,
                               1/1/25                          763,965
                                                         -------------
                                                         $   1,796,614
                                                         -------------
                               INSURED INDUSTRIAL DEVELOPMENT
                               REVENUE - 2.3%
Aaa       AAA        $ 7,000   Ohio Air Quality
                               Development Authority,
                               JMG Funding, L.P.
                               Project, (AMBAC), (AMT),
                               6.375%, 1/1/29            $   7,180,670
                                                         -------------
                               INSURED LEASE - 2.6%
Aaa       AAA        $ 1,000   Ohio Higher Education,
                               University of Dayton,
                               (FGIC), 0%, 12/1/06       $     560,870
Aaa       AAA          8,000   Ohio State Public
                               Building
                               Authority-Workers Comp
                               Facilities (MBIA),
                               4.50%, 4/1/04                 7,785,200
                                                         -------------
                                                         $   8,346,070
                                                         -------------
                               INSURED SPECIAL TAX
                               REVENUE - 4.9%
Aaa       AAA        $ 2,110   Hudson Local School
                               District, (FGIC), 0%,
                               12/15/09                  $     976,656
Aaa       AAA          2,115   Hudson Local School
                               District, (FGIC), 0%,
                               12/15/10                        920,427
Aaa       AAA          2,000   North Canton City School
                               District (AMBAC), 5.90%,
                               12/1/14                       2,024,260
Aaa       AAA          1,400   Pickerington Local School
                               District, (AMBAC), 0%,
                               12/1/11                         562,800
Aaa       AAA          2,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.50%, 7/1/17          1,911,920

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                          VALUE
----------------------------------------------------------------------
Aaa       AAA          7,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/21          6,435,380
Aaa       AAA          3,000   Puerto Rico Highway &
                               Transportation Authority
                               (FSA), 5.25%, 7/1/20          2,762,220
                                                         -------------
                                                         $  15,593,663
                                                         -------------
                               INSURED UTILITIES - 2.4%
Aaa       AAA        $ 1,650   Cleveland Public Power
                               System, (MBIA), 7.00%,
                               11/15/17                  $   1,809,605
Aaa       AAA          2,000   Cuyahoga County Medical
                               Center Utility System
                               (AMT) (MBIA), 6.10%,
                               8/15/15                       2,001,480
Aaa       AAA          1,380   OH Municipal Electric
                               Generation Agency
                               (AMBAC), 5.375%, 2/15/24      1,289,665
Aaa       AAA          2,300   Puerto Rico Electric
                               Power Authority, (FSA),
                               Variable, 7/1/02 (1)          2,548,814
                                                         -------------
                                                         $   7,649,564
                                                         -------------
                               LEASE/COPS - 1.1%
A         NR         $ 1,000   University of Akron COP,
                               West Campus Parking Deck,
                               5.50%, 1/1/14             $     974,080
Baa1      A            2,500   Puerto Rico Public
                               Building Authority,
                               6.00%, 7/1/12                 2,504,675
                                                         -------------
                                                         $   3,478,755
                                                         -------------
                               LIFE CARE - 0.6%
Aa        NR         $ 2,000   Franklin County,
                               Kensington Place Project,
                               6.75%, 1/1/34 ()2            $   2,046,600
                                                         -------------
                               SPECIAL TAX REVENUE -
                               4.2%
Baa1      A          $ 3,000   Puerto Rico Highway &
                               Transportation Authority,
                               6.625%, 7/1/12            $   3,168,450
Baa1      A            1,500   Puerto Rico Highway &
                               Transportation Authority,
                               5.50%, 7/1/15                 1,427,055
Baa1      A            5,000   Puerto Rico Highway &
                               Transportation Authority,
                               5.25%, 7/1/20                 4,466,150
Baa1      A            4,995   Puerto Rico Highway &
                               Transportation Authority,
                               5.00%, 7/1/22                 4,280,216
                                                         -------------
                                                         $  13,341,871
                                                         -------------

                                    -------
                      OHIO TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                          VALUE
----------------------------------------------------------------------
                               TRANSPORTATION - 1.7%
NR        BBB        $ 2,750   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23     $   2,755,913
A1        AA-          2,830   Ohio Turnpike Commission,
                               5.75%, 2/15/24                2,771,617
                                                         -------------
                                                         $   5,527,530
                                                         -------------
                               UTILITIES - 7.2%
NR        BBB        $ 5,500   Guam Power Authority,
                               5.25%, 10/1/13            $   4,960,170
NR        BBB          5,000   Guam Power Authority,
                               5.25%, 10/1/23                4,307,600
Baa1      A-           3,000   Puerto Rico Electric
                               Power Authority, 5.00%,
                               7/1/12                        2,709,060
Baa1      A-             360   Puerto Rico Electric
                               Power Authority, 7.125%,
                               7/1/14                          392,580
Baa1      A-           4,000   Puerto Rico Electric
                               Power Authority, 6.00%,
                               7/1/14                        3,968,440
Baa1      A-          20,165   Puerto Rico Electric
                               Power Authority, 0%,
                               7/1/17                        5,301,379
NR        NR           1,000   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                        1,050,210
                                                         -------------
                                                         $  22,689,439
                                                         -------------
                               WATER & SEWER REVENUE -
                               0.9%
NR        NR         $   800   The Mahoning Valley
                               Sanitary District, 7.80%,
                               12/15/08                  $     855,392

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                          VALUE
----------------------------------------------------------------------
NR        NR             950   The Mahoning Valley
                               Sanitary District, 7.80%,
                               12/15/09                      1,013,099
NR        NR           1,000   City of Vermilion, Ohio
                               Water System, 7.25%,
                               8/15/15                       1,066,720
                                                         -------------
                                                         $   2,935,211
                                                         -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $304,406,955)
                                                         $ 316,398,646
                                                         ===============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 36.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.0% to 11.4% of total investments.

                       See notes to financial statements

                                    -------
                        Rhode Island Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                          TAX-EXEMPT SECURITIES - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                             VALUE
-------------------------------------------------------------------------
                               EDUCATION - 5.1%
Aa        AA          $1,500   Rhode Island Health and
                               Educational Building
                               Corporation, Brown
                               University, 5.375%, 9/1/23    $  1,410,315
A         NR             750   Rhode Island Student Loan
                               Authority, 5.60%, 12/1/12          703,560
                                                              -----------
                                                             $  2,113,875
                                                              -----------
                               ELECTRIC UTILITY - 3.7%
Baa1      A-          $  710   Puerto Rico Electric Power
                               Authority, 5.00%, 7/1/12      $    641,144
Baa1      A-           1,000   Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/25           912,910
                                                              -----------
                                                             $  1,554,054
                                                              -----------
                               GENERAL OBLIGATIONS (LOCAL)
                               -0.8%
Ba        NR          $  310   West Warwick, 6.80%,
                               7/15/98                       $    315,670
                                                              -----------
                               GENERAL OBLIGATIONS
                               (TERRITORY) - 3.9%
Baa1      A           $  500   Puerto Rico Public
                               Improvement, 5.50%, 7/1/13    $    477,075
Baa1      A              500   Puerto Rico Public Building
                               Authority, 5.75%, 7/1/15           483,355
NR        BBB            750   Government of Guam, 5.40%,
                               11/15/18                           652,755
                                                              -----------
                                                             $  1,613,185
                                                              -----------
                               HOSPITALS - 5.7%
NR        AA          $1,500   Rhode Island Health and
                               Educational Building
                               Corporation, Landmark
                               Medical Center, 5.875%,
                               10/1/19                       $  1,432,335
NR        A            1,015   Rhode Island Health and
                               Educational Building
                               Corporation, Butler
                               Hospital, 5.125%, 1/1/08           957,135
                                                              -----------
                                                             $  2,389,470
                                                              -----------
                               HOUSING - 16.7%
Aa        AA+         $1,500   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.60%,
                               10/1/25                       $  1,502,370
Aa        AA             100   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.70%,
                               10/1/12                            101,929
Aa        AA             270   Rhode Island Housing and
                               Mortgage Finance
                               Corporation, 6.70%, 10/1/14        280,930

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                             VALUE
-------------------------------------------------------------------------
Aa        AA+            875   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 6.80%,
                               10/1/25 (2)                        893,034
Aa        AA+          1,000   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 7.10%,
                               10/1/23                          1,033,790
Aa        AA+          2,000   Rhode Island Housing and
                               Mortgage Finance
                               Corporation (AMT), 7.55%,
                               10/1/22                          2,137,460
NR        A               35   Rhode Island Housing and
                               Mortgage Finance
                               Corporation, 7.875%,
                               10/1/22                             36,217
Baa       BBB          1,025   Puerto Rico Housing Bank
                               and Finance Agency, 5.125%,
                               12/1/05                            994,527
                                                              -----------
                                                             $  6,980,257
                                                              -----------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE - 3.6%
Baa3      BB+         $  500   Puerto Rico Port Authority,
                               American Airlines, Inc.
                               (AMT), 6.30%, 6/1/23          $    493,499
Aa2       AA           1,000   Rhode Island Industrial
                               Facilities Corp., Mobil
                               Corp., 6.00%, 11/1/14              995,440
                                                              -----------
                                                             $  1,488,939
                                                              -----------
                               INSURED COLLEGE AND
                               UNIVERSITY - 9.8%
Aaa       AAA         $1,000   Rhode Island Health and
                               Educational Building,
                               Providence College Issue
                               (MBIA), 5.60%, 11/1/15        $    954,740
Aaa       AAA            730   Rhode Island Health and
                               Educational Building,
                               Providence College Issue
                               (MBIA), 5.60%, 11/1/22             687,397
Aaa       AAA            500   Rhode Island Health and
                               Educational Building,
                               University of Rhode Island
                               (MBIA), 5.50%, 9/15/13             478,550
Aaa       AAA          2,200   Rhode Island Health and
                               Educational Building,
                               University of Rhode Island
                               (MBIA), 5.25%, 9/15/23           1,966,712
                                                              -----------
                                                             $  4,087,399
                                                              -----------

                                    -------
                  RHODE ISLAND TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                             VALUE
-------------------------------------------------------------------------
                               INSURED GENERAL OBLIGATIONS
                                - 7.9%
Aaa       AAA         $  750   Rhode Island Depositors
                               Economic Protection
                               Corporation (MBIA), 5.25%,
                               8/1/21                        $    677,453
Aaa       AAA          1,980   Rhode Island Port Authority
                               and Economic Development
                               Corporation Airport, (FSA),
                               5.25%, 7/1/23                    1,734,539
Aaa       AAA            900   Rhode Island Public
                               Buildings Authority
                               (AMBAC), 5.25%, 2/1/10             866,601
                                                              -----------
                                                             $  3,278,593
                                                              -----------
                               INSURED GENERAL OBLIGATIONS
                               (LOCAL) - 4.7%
Aaa       AAA         $1,000   Burrellville, (MBIA),
                               5.75%, 10/15/17               $    993,800
Aaa       AAA            500   Town of West Warwick,
                               (MBIA), 5.90%, 1/1/05              534,925
Aaa       AAA            480   City of Woonsocket, Water
                               Bonds (MBIA), 5.125%,
                               3/1/13                             454,824
                                                              -----------
                                                             $  1,983,549
                                                              -----------
                               INSURED GENERAL OBLIGATIONS
                               (STATE) - 2.4%
Aaa       AAA         $1,000   State of Rhode Island and
                               Providence Plantations,
                               Consolidated Capital
                               Development (FGIC), 5.50%,
                               7/15/12                       $    999,900
                                                              -----------
                               INSURED GENERAL OBLIGATION
                               (TERRITORY) - 0.6%
Aaa       AAA         $  250   Puerto Rico, Public
                               Improvement Bonds of 1992,
                               Yield Curve Notes (AMBAC),
                               Variable, 7/1/15 (1)          $    252,485
                                                              -----------
                               INSURED HOUSING - 6.1%
Aaa       AAA         $  890   Providence Housing
                               Development Corporation
                               Mortgage, (Barbara Jordan
                               Apartments) (MBIA), 6.50%,
                               7/1/09                        $    917,643
Aaa       AAA          1,075   Villa Excelsior Housing
                               Development Corporation
                               Mortgage (MBIA), 6.75%,
                               1/1/19                           1,103,756
Aaa       AAA            500   Villa Excelsior Housing
                               Development Corporation
                               Mortgage (MBIA), 6.85%,
                               1/1/24                             515,260
                                                              -----------
                                                             $  2,536,659
                                                              -----------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-----------------------------------------------------------------------
                               INSURED LEASE/CERTIFICATE
                               OF PARTICIPATION - 4.6%
Aaa       AAA         $  800   City of Pawtucket, Public
                               Building Authority (CGIC),
                               5.75%, 3/15/14                $    796,368
Aaa       AAA            590   Providence Rhode Island
                               Public Building Authority,
                               Feinstein School (MBIA),
                               5.25%, 12/15/13                    551,249
Aaa       AAA            630   Providence Rhode Island
                               Public Building Authority,
                               Feinstein School (MBIA),
                               5.25%, 12/15/14                    583,947
                                                              -----------
                                                             $  1,931,564
                                                              -----------
                               INSURED WATER & SEWER - 16.6%
Aaa       AAA         $1,500   Kent County Water Authority
                               General Revenue Bonds, 1994
                               Series A (MBIA), 6.35%,
                               7/15/14                       $  1,560,390
Aaa       AAA          1,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.80%, 10/1/09           1,030,650
Aaa       AAA          1,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.80%, 8/1/12            1,003,100
Aaa       AAA            500   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.85%, 10/1/09             515,120
Aaa       AAA          2,000   Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.875%, 10/1/15          1,996,480
Aaa       AAA            750   Rhode Island Clean Water,
                               Safe Drinking Water (MBIA),
                               6.70%, 1/1/15                      800,610
                                                              -----------
                                                             $  6,906,350
                                                              -----------
                               MISCELLANEOUS - 1.1%
Baa1      A-          $  500   Rhode Island Depositors
                               Economic Protection
                               Corporation, 5.75%, 8/1/21    $    476,090
                                                              -----------
                               SPECIAL TAX - 6.7%
Baa       BBB-        $1,500   City of Providence, Rhode
                               Island, Special Obligation
                               Tax Increment Bonds, 7.65%,
                               6/1/16                        $  1,631,490
Baa1      A              750   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/17                      701,258

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-----------------------------------------------------------------------
                               SPECIAL TAX - (CONTINUED)
Baa1      A              500   Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20                      446,615
                                                              -----------
                                                             $  2,779,363
                                                              -----------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $41,635,939)            $ 41,687,402
                                                              ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 52.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.9% to 37.4% of total investments.

                       See notes to financial statements

                                    -------
                        West Virginia Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               EDUCATION - 3.2%
NR        BBB-        $1,490   Puerto Rico IM&E
                               (Polytechnic University of
                               Puerto Rico), 5.50%, 8/1/24        $  1,293,424
                                                                  ------------
                               ELECTRIC UTILITIES - 11.8%
NR        BBB         $  750   Guam Power Authority,
                               5.25%, 10/1/13                     $    676,388
NR        BBB            500   Guam Power Authority,
                               5.25%, 10/1/23                          430,760
NR        BBB            450   Guam Power Authority,
                               6.625%, 10/1/14                         461,111
A2        A            2,000   Harrison, West Virginia PCR
                               (Monongahela Power Company
                               Harrison Station), 6.75%,
                               8/1/24                                2,087,160
A3        BBB+         1,000   Mason, West Virginia PCR
                               (Appalacian Power Co.),
                               6.85%, 6/1/22                         1,050,440
                                                                  ------------
                                                                  $  4,705,859
                                                                  ------------
                               ESCROWED - 1.7%
Aaa       AAA         $2,500   Kanawha-Putnam, West
                               Virginia Single Family
                               Mortgage (AMBAC), 0%,
                               12/1/16                                 672,925
                                                                  ------------
                               HEALTH CARE - 1.9%
NR        NR          $  745   Kanawha, West Virginia IDR
                               (Beverly Enterprises),
                               7.25%, 11/1/04                     $    751,102
                                                                  ------------
                               HOSPITALS - 9.9%
NR        BBB+        $1,750   Berkeley, West Virginia
                               Building Commission (City
                               Hospital), 6.50%, 11/1/22          $  1,747,655
A1        NR           1,000   West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/23                1,028,530
A1        NR           1,125   West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/16                1,160,303
                                                                  ------------
                                                                  $  3,936,488
                                                                  ------------
                               HOUSING - 4.6%
Aa1       AA+         $1,000   West Virginia Housing
                               Development Finance, 5.45%,
                               11/1/21                            $    907,180
Aa1       AA+          1,000   West Virginia Housing
                               Development Finance, 5.55%,
                               5/1/17                                  932,170
                                                                  ------------
                                                                  $  1,839,350
                                                                  ------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL REVENUE -
                               12.5%
NR        A-          $1,375   Jefferson, West Virginia
                               IDR (Royal Venders,
                               Incorporated) (AMT), 5.90%,
                               8/1/04                             $  1,402,321
Baa2      BBB            300   Kanawha, West Virginia IDR
                               (Union Carbide Chemicals
                               and Plastics Company)
                               (AMT), 8.00%, 8/1/20                    328,362
A2        NR           1,500   Puerto Rico IM&E (American
                               Home Products Corporation),
                               5.10%, 12/1/18                        1,321,875
Baa3      BB+            925   Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.30%, 6/1/23                           923,696
NR        NR           1,000   Upshur, West Virginia Solid
                               Waste (TJI Project) (AMT),
                               7.00%, 7/15/25                        1,017,510
                                                                  ------------
                                                                  $  4,993,764
                                                                  ------------
                               INSURED EDUCATION - 4.5%
Aaa       AAA         $1,150   West Virginia State College
                               System (AMBAC), 6.00%,
                               4/1/12 (2)                         $  1,164,088
Aaa       AAA            650   West Virginia State
                               University System (AMBAC),
                               6.00%, 4/1/12                           660,329
                                                                  ------------
                                                                  $  1,824,417
                                                                  ------------
                               INSURED ELECTRIC UTILITIES - 13.5%
Aaa       AAA         $2,500   Marshall County PCR (Ohio
                               Power Kammer Plant) (MBIA),
                               5.45%, 7/1/14                      $  2,386,825
Aaa       AAA          1,500   Mason County PCR (Ohio
                               Power Company) (AMBAC),
                               5.45%, 12/1/16                        1,425,840
Aaa       AAA            250   Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/03 (1)                              279,805
Aaa       AAA          1,400   Putnam County PCR
                               (Appalachian Power Company)
                               (AMBAC), 5.45%, 6/1/19                1,304,898
                                                                  ------------
                                                                  $  5,397,368
                                                                  ------------
                               INSURED GENERAL OBLIGATIONS - 2.5%
Aaa       AAA         $1,000   West Virginia School
                               Building Authority (MBIA),
                               6.00%, 7/1/12                      $  1,009,250
                                                                  ------------
                               INSURED HOSPITALS - 15.7%
Aaa       AAA         $1,000   West Virginia HFA (Linked
                               Bulls & Bears) (MBIA),
                               6.10%, 1/1/18                      $  1,007,600

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               INSURED HOSPITALS -
                               (CONTINUED)
Aaa       AAA            200   West Virginia HFA
                               (University Hospital)
                               (MBIA), 5.00%, 6/1/13                    179,592
Aaa       AAA          2,000   West Virginia HFA
                               (University Hospital)
                               (MBIA), 5.00%, 6/1/16                  1,756,180
Aaa       AAA          2,300   West Virginia HFA (Cabell
                               Huntington Hospital)
                               (AMBAC), 6.25%, 1/1/19                 2,346,782
Aaa       AAA          1,000   West Virginia HFA
                               (Charleston Area Medical
                               Center) (MBIA), 5.75%,
                               9/1/13                                   972,720
                                                                   ------------
                                                                   $  6,262,874
                                                                   ------------
                               INSURED TRANSPORTATION -
                               2.0%
Aaa       AAA         $1,250   West Virginia Parkways
                               Economic Development and
                               Tourism Authority (FGIC),
                               0%, 5/15/04                         $    793,888
                                                                   ------------
                               INSURED WATER & SEWER -
                               11.1%
Aaa       AAA         $1,500   Huntington City Sewerage
                               System (FSA), 5.375%,
                               11/1/23                             $  1,412,085
Aaa       AAA          1,000   Parkersburg City Waterworks
                               (MBIA), 6.375%, 9/1/19                 1,036,110
Aaa       AAA            500   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 5.75%, 11/1/19                485,395
Aaa       AAA            810   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 5.50%, 11/1/23                751,162
Aaa       AAA            750   West Virginia Water
                               Development (Loan Program
                               II) (FSA), 6.00%, 11/1/14                754,170
                                                                   ------------
                                                                   $  4,438,922
                                                                   ------------

     RATINGS (UNAUDITED)
------------------------
                     PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)  SECURITY                           VALUE
-------------------------------------------------------------------------------
                               SOLID WASTE - 2.6%
A2        A           $1,000   Braxton, West Virginia
                               Solid Waste (Weyerhaeuser)
                               (AMT), 6.50%, 4/1/25                $  1,022,740
                                                                   ------------
                               SPECIAL TAX REVENUE - 2.3%
Baa1      A           $  500   Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20                       $    446,615
Baa1      A              500   Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                            475,681
                                                                   ------------
                                                                   $    922,294
                                                                   ------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $40,032,289)                  $ 39,864,667
                                                                   ============

(1) The above designated securities have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 49.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.0% to 48.8% total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                              Tax Free Portfolios
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                          CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
ASSETS:
  Investments --
     Identified cost                                     $381,719,158    $661,202,447    $277,979,560     $27,181,386
     Unrealized appreciation                               24,303,093      33,808,006      17,523,995       1,162,683
                                                         ------------    ------------    ------------     -----------
  Total investments, at value (Note 1A)                  $406,022,251    $695,010,453    $295,503,555     $28,344,069
  Cash                                                            589       5,917,921           6,632              38
  Receivable for investments sold                              50,000          45,000      13,030,253       1,555,677
  Interest receivable                                       6,743,380      15,155,609       5,219,546         492,405
  Deferred organization expenses (Note 1D)                     14,563          21,095          12,432           1,700
                                                         ------------    ------------    ------------     -----------
       Total assets                                      $412,830,783    $716,150,078    $313,772,418     $30,393,889
                                                         ------------    ------------    ------------     -----------
LIABILITIES:
  Demand note payable (Note 5)                           $  2,032,000    $    --         $  2,018,000     $   405,000
  Payable for investments purchased                           --              --            9,507,914         975,907
  Payable for when-issued securities (Note 1F)                --            3,936,280              --         --
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                              103,125         --               61,875          16,500
  Payable to affiliates --
     Trustees' fees                                             4,638           5,150           4,126             426
     Custodian fee                                              8,667           1,879           4,381           1,946
  Accrued expenses                                             12,215           3,633           5,875           1,150
                                                         ------------    ------------    ------------     -----------
       Total liabilities                                 $  2,160,645    $  3,946,942    $ 11,602,171     $ 1,400,929
                                                         ------------    ------------    ------------     -----------
NET ASSETS applicable to investors' interest in
  Portfolio                                              $410,670,138    $712,203,136    $302,170,247     $28,992,960
                                                         ============    ============    ============     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                         $386,540,544    $678,395,130    $284,750,352     $27,858,037
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                      24,129,594      33,808,006      17,419,895       1,134,923
                                                         ------------    ------------    ------------     -----------
       Total                                             $410,670,138    $712,203,136    $302,170,247     $28,992,960
                                                         ============    ============    ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1995
--------------------------------------------------------------------------------

                                                     NEW YORK           OHIO         RHODE ISLAND     WEST VIRGINIA
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     ------------     -------------
ASSETS:
  Investments --
     Identified cost                               $610,645,613     $304,406,955     $41,635,939       $40,032,289
     Unrealized appreciation (depreciation)          31,702,974       11,991,691          51,463          (167,622)
                                                   ------------     ------------     -----------       -----------
  Total investments, at value (Note 1A)            $642,348,587     $316,398,646     $41,687,402       $39,864,667
  Cash                                                      696              522         999,953               122
  Receivable for investments sold                    17,612,917          998,095         --              1,251,526
  Interest receivable                                10,635,275        5,490,518         771,453           698,045
  Deferred organization expenses (Note 1D)               14,921            9,316           1,744             1,738
                                                   ------------     ------------     -----------       -----------
       Total assets                                $670,612,396     $322,897,097     $43,460,552       $41,816,098
                                                   ------------     ------------     -----------       -----------
LIABILITIES:
  Demand note payable (Note 5)                     $    476,000     $  3,860,000     $   --            $   970,000
  Payable for investments purchased                  16,908,493          --              504,263           --
  Payable for daily variation margin on open
     financial futures contracts (Note 1E)              477,125          --               48,125             7,313
  Payable to affiliates --
     Trustees' fees                                       5,150            4,126             426               427
     Custodian fee                                        1,500            6,183           1,500             1,500
  Accrued expenses                                        7,819           10,140             271             1,797
                                                   ------------     ------------     -----------       -----------
       Total liabilities                           $ 17,876,087     $  3,880,449     $   554,585       $   981,037
                                                   ------------     ------------     -----------       -----------
NET ASSETS applicable to investors' interest in
  Portfolio                                        $652,736,309     $319,016,648     $42,905,967       $40,835,061
                                                   ============     ============     ===========       ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                   $621,396,197     $307,024,957     $42,891,975       $41,009,996
  Unrealized appreciation (depreciation) of
     investments and financial futures contracts
     (computed on the basis of identified cost)      31,340,112       11,991,691          13,992          (174,935)
                                                   ------------     ------------     -----------       -----------
       Total                                       $652,736,309     $319,016,648     $42,905,967       $40,835,061
                                                   ============     ============     ===========       ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                          CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
INVESTMENT INCOME:
  Interest income (Note 1B)                              $ 28,624,042    $ 47,432,310    $ 19,516,946     $1,829,920
                                                         ------------    ------------    ------------     ----------
  Expenses --
     Investment adviser fee (Note 2)                     $  2,121,262    $  3,433,489    $  1,383,407     $   65,442
     Compensation of Trustees not members of
       the Investment Adviser's organization (Note 2)          18,570          21,513          16,111          1,642
     Custodian fee (Note 2)                                   187,581         231,473         135,884         20,589
     Interest expense (Note 5)                                --              267,593         --              --
     Legal and accounting services                             42,258          37,372          30,407         15,822
     Amortization of organization expenses (Note 1D)            5,625           8,830           5,209            620
     Miscellaneous                                            120,219          36,943          91,575         11,551
                                                         ------------    ------------    ------------     ----------
       Total expenses                                    $  2,495,515    $  4,037,213    $  1,662,593     $  115,666
                                                         ------------    ------------    ------------     ----------
     Deduct reduction of investment adviser fee
       (Note 2)                                          $    --         $    --         $    --          $   36,759
     Deduct reduction of custodian fee (Note 2)                47,611         220,751          61,501         10,910
                                                         ------------    ------------    ------------     ----------
       Total                                             $     47,611    $    220,751    $     61,501     $   47,669
                                                         ------------    ------------    ------------     ----------
       Net expenses                                      $  2,447,904    $  3,816,462    $  1,601,092     $   67,997
                                                         ------------    ------------    ------------     ----------
            Net investment income                        $ 26,176,138    $ 43,615,848    $ 17,915,854     $1,761,923
                                                         ------------    ------------    ------------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)     $(19,076,355)   $(10,100,669)   $(12,310,806)   $(1,606,974)
     Financial futures contracts                           (3,974,440)    (12,765,513)     (3,356,628)      (429,946)
                                                         ------------    ------------    ------------     ----------
       Net realized loss on investments                  $(23,050,795)   $(22,866,182)   $(15,667,434)   $(2,036,920)
                                                         ------------    ------------    ------------     ----------
  Change in unrealized appreciation (depreciation) --
     Investments                                         $ 34,125,832    $ 54,420,669    $ 24,470,289     $3,291,986
     Financial futures contracts                             (650,309)        --             (482,875)       (49,109)
                                                         ------------    ------------    ------------     ----------
       Net unrealized appreciation of investments        $ 33,475,523    $ 54,420,669    $ 23,987,414     $3,242,877
                                                         ------------    ------------    ------------     ----------
          Net realized and unrealized gain on
            investments                                  $ 10,424,728    $ 31,554,487    $  8,319,980     $1,205,957
                                                         ------------    ------------    ------------     ----------
            Net increase in net assets from operations   $ 36,600,866    $ 75,170,335    $ 26,235,834     $2,967,880
                                                         ============    ============    ============     ==========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                        NEW YORK         OHIO         RHODE ISLAND    WEST VIRGINIA
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                      ------------    -----------     ------------    -------------
INVESTMENT INCOME:
  Interest income (Note 1B)                           $ 41,798,094    $20,219,008     $ 2,510,499      $ 2,448,706
                                                      ------------    ------------    -----------      -----------
  Expenses --
     Investment adviser fee (Note 2)                  $  3,031,508    $ 1,463,895     $   100,476      $    98,033
     Compensation of Trustees not members of
       the Investment Adviser's organization (Note
       2)                                                   20,640         19,598           1,642            1,614
     Custodian fee (Note 2)                                221,548        157,716          25,652           19,975
     Interest expense (Note 5)                             --             114,074           9,944          --
     Legal and accounting services                          37,661         30,478          19,975           22,425
     Amortization of organization expenses (Note 1D)         6,278          3,960             633              631
     Miscellaneous                                         193,968         31,370           8,450           14,013
                                                      ------------    ------------    -----------      -----------
       Total expenses                                 $  3,511,603    $ 1,821,091     $   166,772      $   156,691
                                                      ------------    ------------    -----------      -----------
     Deduct reduction of investment adviser fee
       (Note 2)                                       $    --         $   --          $    50,721      $    32,526
     Deduct reduction of custodian fee (Note 2)            220,048         67,412          16,510            8,102
                                                      ------------    ------------    -----------      -----------
       Total                                          $    220,048    $    67,412     $    67,231      $    40,628
                                                      ------------    ------------    -----------      -----------
       Net expenses                                   $  3,291,555    $ 1,753,679     $    99,541      $   116,063
                                                      ------------    ------------    -----------      -----------
            Net investment income                     $ 38,506,539    $18,465,329     $ 2,410,958      $ 2,332,643
                                                      ------------    ------------    -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)  $(12,293,704)   $(4,554,010)    $  (674,421)     $  (534,437)
     Financial futures contracts                        (6,983,956)    (2,677,416)       (717,584)        (623,660)
                                                      ------------    ------------    -----------      -----------
          Net realized loss on investments            $(19,277,660)   $(7,231,426)    $(1,392,005)     $(1,158,097)
                                                      ------------    ------------    -----------      -----------
  Change in unrealized appreciation
     (depreciation) --
     Investments                                      $ 43,541,560    $20,963,434     $ 2,912,214      $ 2,862,911
     Financial futures contracts                          (498,006)       --              (37,471)         (52,368)
                                                      ------------    ------------    -----------      -----------
       Net unrealized appreciation of investments     $ 43,043,554    $20,963,434     $ 2,874,743      $ 2,810,543
                                                      ------------    ------------    -----------      -----------
          Net realized and unrealized gain on
            investments                               $ 23,765,894    $13,732,008     $ 1,482,738      $ 1,652,446
                                                      ------------    ------------    -----------      -----------
            Net increase in net assets from
               operations                             $ 62,272,433    $32,197,337     $ 3,893,696      $ 3,985,089
                                                      ============    ============    ===========      ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                        CALIFORNIA         FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                         PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                       -------------    -------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                             $  26,176,138    $  43,615,848    $ 17,915,854     $ 1,761,923
     Net realized loss on investments                    (23,050,795)     (22,866,182)    (15,667,434)     (2,036,920)
     Change in unrealized appreciation of investments     33,475,523       54,420,669      23,987,414       3,242,877
                                                       -------------    -------------    ------------     -----------
       Net increase in net assets from operations      $  36,600,866    $  75,170,335    $ 26,235,834     $ 2,967,880
                                                       -------------    -------------    ------------     -----------
  Capital transactions --
     Contributions                                     $  39,676,667    $  64,327,943    $ 27,917,577     $ 4,982,661
     Withdrawals                                        (110,738,796)    (199,418,295)    (60,522,944)     (8,434,232)
                                                       -------------    -------------    ------------     -----------
       Decrease in net assets resulting from capital
          transactions                                 $ (71,062,129)   $(135,090,352)   $(32,605,367)    $(3,451,571)
                                                       -------------    -------------    ------------     -----------
          Total decrease in net assets                 $ (34,461,263)   $ (59,920,017)   $ (6,369,533)    $  (483,691)

NET ASSETS:
  At beginning of year                                   445,131,401      772,123,153     308,539,780      29,476,651
                                                       -------------    -------------    ------------     -----------
  At end of year                                       $ 410,670,138    $ 712,203,136    $302,170,247     $28,992,960
                                                       =============    =============    ============     ===========

--------------------------------------------------------------------------------

                                                      NEW YORK           OHIO         RHODE ISLAND    WEST VIRGINIA
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -------------    ------------     ------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $  38,506,539    $ 18,465,329     $ 2,410,958      $ 2,332,643
     Net realized loss on investments                 (19,277,660)     (7,231,426)     (1,392,005)      (1,158,097)
     Change in unrealized appreciation of
       investments                                     43,043,554      20,963,434       2,874,743        2,810,543
                                                    -------------    ------------     -----------      -----------
       Net increase in net assets from operations   $  62,272,433    $ 32,197,337     $ 3,893,696      $ 3,985,089
                                                    -------------    ------------     -----------      -----------
  Capital transactions --
     Contributions                                  $  61,423,633    $ 24,237,228     $ 9,514,698      $ 3,302,492
     Withdrawals                                     (126,606,533)    (61,829,470)     (8,622,345)      (6,925,830)
                                                    -------------    ------------     -----------      -----------
       Increase (decrease) in net assets resulting
          from capital transactions                 $ (65,182,900)   $(37,592,242)    $   892,353      $(3,623,338)
                                                    -------------    ------------     -----------      -----------
          Total increase (decrease) in net assets   $  (2,910,467)   $ (5,394,905)    $ 4,786,049      $   361,751
NET ASSETS:
  At beginning of year                                655,646,776     324,411,553      38,119,918       40,473,310
                                                    -------------    ------------     -----------      -----------
  At end of year                                    $ 652,736,309    $319,016,648     $42,905,967      $40,835,061
                                                    =============    ============     ===========      ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           CALIFORNIA PORTFOLIO
                                       -----------------------------
                                        YEAR ENDED       YEAR ENDED
                                       SEPTEMBER 30,     MARCH 31,         FLORIDA        MASSACHUSETTS    MISSISSIPPI
                                                                          PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                        -------------     -------------    -----------
                                                                                         YEAR ENDED
                                          1994**           1994*                     SEPTEMBER 30, 1994
                                       -------------    ------------    ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income             $ 13,943,369     $ 25,183,098    $  45,081,235    $ 17,598,654     $ 1,360,681
     Net realized gain (loss) on
       investment transactions          (10,624,666)      10,976,521       (5,816,054)     (5,575,616)       (648,050)
     Change in unrealized
       depreciation of investments         (942,071)     (34,132,327)     (84,917,438)    (26,955,377)     (2,341,025)
                                       ------------     ------------    -------------    ------------     -----------
       Net increase (decrease) in net
          assets from operations       $  2,376,632     $  2,027,292    $ (45,652,257)   $(14,932,339)    $(1,628,394)
                                       ------------     ------------    -------------    ------------     -----------
  Capital transactions --
     Contributions                     $ 24,605,354     $553,867,973    $ 174,248,758    $ 73,999,994     $22,605,600
     Withdrawals                        (49,109,598)     (88,736,272)    (128,894,901)    (41,140,572)     (2,733,129)
                                       ------------     ------------    -------------    ------------     -----------
       Increase (decrease) in net
          assets resulting from
          capital transactions         $(24,504,244)    $465,131,701    $  45,353,857    $ 32,859,422     $19,872,471
                                       ------------     ------------    -------------    ------------     -----------
          Total increase (decrease)
            in net assets              $(22,127,612)    $467,158,993    $    (298,400)   $ 17,927,083     $18,244,077
NET ASSETS:
  At beginning of year                  467,259,013          100,020      772,421,553     290,612,697      11,232,574
                                       ------------     ------------    -------------    ------------     -----------
  At end of year                       $445,131,401     $467,259,013    $ 772,123,153    $308,539,780     $29,476,651
                                       ============     ============    =============    ============     ===========

--------------------------------------------------------------------------------

                                                        NEW YORK          OHIO        RHODE ISLAND    WEST VIRGINIA
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                      ------------    ------------    ------------    -------------
                                                                      YEAR ENDED SEPTEMBER 30, 1994
                                                      -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                            $ 38,006,256    $ 18,012,641    $ 1,702,520      $ 1,998,183
     Net realized loss on investment transactions       (2,555,481)       (413,084)      (572,496)        (467,540)
     Change in unrealized depreciation of
       investments                                     (67,884,728)    (32,855,282)    (3,287,877)      (3,500,185)
                                                      -------------   -------------   ------------     -----------
       Net decrease in net assets from operations     $(32,433,953)   $(15,255,725)   $(2,157,853)     $(1,969,542)
                                                      -------------   -------------   ------------     -----------
  Capital transactions --
     Contributions                                    $135,102,754    $ 78,699,031    $26,648,655      $21,082,434
     Withdrawals                                       (95,828,619)    (37,123,714)    (3,352,183)      (3,399,808)
                                                      -------------   -------------   ------------     -----------
       Increase in net assets resulting from capital
          transactions                                $ 39,274,135    $ 41,575,317    $23,296,472      $17,682,626
                                                      -------------   -------------   ------------     -----------
          Total increase in net assets                $  6,840,182    $ 26,319,592    $21,138,619      $15,713,084
NET ASSETS:
  At beginning of year                                 648,806,594     298,091,961     16,981,299       24,760,226
                                                      -------------   -------------   ------------     -----------
  At end of year                                      $655,646,776    $324,411,553    $38,119,918      $40,473,310
                                                      ============    ============    ===========      ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

 * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                 CALIFORNIA PORTFOLIO                   FLORIDA PORTFOLIO
                                           --------------------------------     ----------------------------------
                                                      YEAR ENDED                            YEAR ENDED
                                           --------------------------------     ----------------------------------
                                              SEPTEMBER 30,        MARCH 31,                  SEPTEMBER 30,
                                           -------------------     --------     ----------------------------------
                                             1995     1994****     1994***        1995         1994        1993*
                                           --------   --------     --------     --------     --------     --------
RATIOS (As a percentage of average
  daily net assets):
  Expenses                                    0.59%     0.57% +      0.55% +       0.55%        0.48%        0.47%+
  Net investment income                       6.22%     6.09% +      5.72% +       5.94%        5.65%        5.53%+
Net assets, end of year (000 omitted)      $410,763   $445,131     $467,259     $712,203     $772,123     $772,422
PORTFOLIO TURNOVER                              58%       40%          91%           61%          57%          55%

--------------------------------------------------------------------------------

                                                    MASSACHUSETTS PORTFOLIO              MISSISSIPPI PORTFOLIO
                                                 ------------------------------     -------------------------------
                                                           YEAR ENDED                         YEAR ENDED
                                                         SEPTEMBER 30,                       SEPTEMBER 30,
                                                 ------------------------------     -------------------------------
                                                   1995       1994      1993*        1995        1994       1993**
                                                 --------   --------   --------     -------     -------     -------
RATIOS (As a percentage of average daily net
  assets)++:
  Net expenses                                      0.56%     0.51%       0.49%+      0.27%       0.05%       0.00%+
  Net investment income                             6.00%     5.74%       5.72%+      5.97%       5.67%       4.49%+
Net assets, end of year (000 omitted)            $302,170   $308,540   $290,613     $28,993     $29,477     $11,233
PORTFOLIO TURNOVER                                    87%       53%         38%         52%         38%         11%

++The operating expenses of the Mississippi Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net
  assets):
  Expenses                                                                            0.39%       0.32%       0.25%+
  Net investment income                                                               5.85%       5.40%       4.24%+

   + Annualized.
   * For the period from the start of business, February 1, 1993, to September 30, 1993.
  ** For the period from the start of business, June 11, 1993, to September 30, 1993.
 *** For the period from the start of business, May 3, 1993 to March 31, 1994. **** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                   NEW YORK PORTFOLIO                       OHIO PORTFOLIO
                                           ----------------------------------     ----------------------------------
                                                YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                           ----------------------------------     ----------------------------------
                                             1995         1994        1993*         1995         1994        1993*
                                           --------     --------     --------     --------     --------     --------
RATIOS (As a percentage of average
  daily net assets):
  Expenses                                    0.54%        0.48%        0.48%+       0.57%        0.51%        0.49%+
  Net investment income                       5.97%        5.70%        5.64%+       5.80%        5.61%        5.61%+
Net assets, end of year (000 omitted)      $652,736     $655,647     $648,807     $319,017     $324,412     $298,092
PORTFOLIO TURNOVER                              55%          47%          37%          51%          31%          24%

--------------------------------------------------------------------------------

                                                 RHODE ISLAND PORTFOLIO                 WEST VIRGINIA PORTFOLIO
                                            ---------------------------------      ---------------------------------
                                                YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------      ---------------------------------
                                             1995         1994        1993**        1995         1994        1993**
                                            -------      -------      -------      -------      -------      -------
RATIOS (As a percentage of average daily
  net assets)++:
  Net expenses                                0.29%        0.12%        0.00%+       0.31%        0.10%        0.00%+
  Net investment income                       5.96%        5.64%        4.86%+       5.81%        5.52%        4.50%+
Net assets, end of year (000 omitted)       $42,906      $38,120      $16,981      $40,835      $40,473      $24,760
PORTFOLIO TURNOVER                              42%          42%          23%          19%          39%          19%

++ The operating expenses of the Rhode Island and West Virginia Portfolios may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily
  net assets):
  Expenses                                    0.41%        0.33%        0.26%+       0.39%        0.33%        0.21%+
  Net investment income                       5.80%        5.43%        4.60%+       5.73%        5.29%        4.30%+

 + Annualized.
 * For the period from the start of business, February 1, 1993, to September 30, 1993.
** For the period from the start of business, June 11, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

California Tax Free Portfolio (California Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end Management Investment Company. Florida Tax Free Portfolio (Florida Portfolio), Massachusetts Tax Free Portfolio (Massachusetts Portfolio), Mississippi Tax Free Portfolio (Mississippi Portfolio), New York Tax Free Portfolio (New York Portfolio), Ohio Tax Free Portfolio (Ohio Portfolio), Rhode Island Tax Free Portfolio (Rhode Island Portfolio) and West Virginia Tax Free Portfolio (West Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME--Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES--The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATIONAL EXPENSES--Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS--Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1995, each Portfolio paid advisory fees as follows:

    PORTFOLIO          AMOUNT           EFFECTIVE RATE*
------------------   ----------         ----------------
California           $2,121,262               0.50%
Florida               3,433,489               0.47%
Massachusetts         1,383,407               0.46%
Mississippi              65,442               0.22%
New York              3,031,508               0.47%
Ohio                  1,463,895               0.46%
Rhode Island            100,476               0.25%
West Virginia            98,033               0.24%

* Advisory fees paid as a percentage of average daily net assets.

To enhance the net income of the Mississippi Portfolio, Rhode Island Portfolio and West Virginia Portfolio, BMR made a reduction in its fee in the amount of $36,759, $50,721 and $32,526, respectively, for the year ended September 30, 1995.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1995, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the fiscal year ended September 30, 1995, were as follows:

                          CALIFORNIA
                           PORTFOLIO         FLORIDA PORTFOLIO     MASSACHUSETTS PORTFOLIO      MISSISSIPPI PORTFOLIO
                      -------------------    ------------------    ------------------------    ------------------------
Purchases                $ 240,733,525          $442,070,821             $256,567,304                $ 15,055,910
Sales                      289,176,459           538,413,651              272,646,745                  17,241,107

                           NEW YORK                                      RHODE ISLAND               WEST VIRGINIA
                           PORTFOLIO           OHIO PORTFOLIO             PORTFOLIO                   PORTFOLIO
                      -------------------    ------------------    ------------------------    ------------------------
Purchases                $ 355,016,997          $159,675,006             $ 18,875,194                $  7,550,158
Sales                      397,804,899           188,427,313               16,667,230                  10,130,261

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1995, as computed on a federal income tax basis, are as follows:

                                                    CALIFORNIA        FLORIDA        MASSACHUSETTS     MISSISSIPPI
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     ------------     -------------
Aggregate Cost                                     $381,719,158     $661,202,447     $277,979,560      $27,181,386
                                                   ============     ============    =============    ==============
Gross unrealized appreciation                      $ 24,714,474     $ 37,104,327      $17,673,126      $ 1,233,400
Gross unrealized depreciation                           411,381        3,296,321          149,131           70,717
                                                   ------------     ------------     ------------     -------------
     Net unrealized appreciation                   $ 24,303,093     $ 33,808,006      $17,523,995      $ 1,162,683
                                                   ============     ============     ============     =============

                                                     NEW YORK           OHIO         RHODE ISLAND     WEST VIRGINIA
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------     ------------     ------------     -------------
Aggregate Cost                                     $610,645,613     $304,406,955     $41,635,939       $40,032,289
                                                   ============     ============     ============     =============
Gross unrealized appreciation                      $ 34,539,991     $ 13,447,996     $   809,990       $   586,957
Gross unrealized depreciation                         2,837,017        1,456,305         758,527           754,579
                                                   ------------     ------------     ------------     -------------
     Net unrealized appreciation (depreciation)    $ 31,702,974     $ 11,991,691     $    51,463       $  (167,622)
                                                   ============     ============     ============     =============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle securities transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1995, the California Portfolio, Massachusetts Portfolio, Mississippi Portfolio, New York Portfolio, Ohio Portfolio and West Virginia Portfolio had loan balances outstanding pursuant to this line of credit of $2,032,000, $2,018,000, $405,000, $476,000, $3,860,000
and $970,000, respectively.

For the year ended September 30, 1995, the average daily balance outstanding pursuant to this line of credit, the average interest rate and the maximum outstanding month end balance were as follows:

                                                       MAXIMUM
                                                     OUTSTANDING
                    AVERAGE           AVERAGE         MONTH END
  PORTFOLIO      DAILY BALANCE     INTEREST RATE       BALANCE
-------------    -------------     -------------     -----------
Florida           $ 9,287,587           7.28%        $26,664,000
Ohio                2,928,000           7.27%          9,776,000
Rhode Island          747,882           7.26%          1,370,000

The California, Massachusetts, Mississippi, New York, and West Virginia Portfolios did not have any significant borrowings or allocated fees during the year end September 30, 1995.

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 1995, were as follows:

                      FUTURES
                     CONTRACTS                                                    NET UNREALIZED
  PORTFOLIO       EXPIRATION DATE              CONTRACTS             POSITION      DEPRECIATION
--------------    ----------------     -------------------------     --------     --------------
California             12/95              75 U.S. Treasury Bonds       Short         $173,499
Massachusetts          12/95              45 U.S. Treasury Bonds       Short          104,100
Mississippi            12/95              12 U.S. Treasury Bonds       Short           27,760
New York               12/95             347 U.S. Treasury Bonds       Short          362,862
Rhode Island           12/95              35 U.S. Treasury Bonds       Short           37,471
West Virginia          12/95              10 U.S. Treasury Bonds       Short            7,313

At September 30, 1995, each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts. The Florida Portfolio and Ohio Portfolio did not have any open obligations under these financial instruments at September 30, 1995.
--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR

The California Portfolio changed it fiscal year end from March 31 to September 30, effective September 30, 1994.

--------------------------------------------------------------------------------

                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF:
  CALIFORNIA TAX FREE PORTFOLIO
  FLORIDA TAX FREE PORTFOLIO
  MASSACHUSETTS TAX FREE PORTFOLIO
  MISSISSIPPI TAX FREE PORTFOLIO
  NEW YORK TAX FREE PORTFOLIO
  OHIO TAX FREE PORTFOLIO
  RHODE ISLAND TAX FREE PORTFOLIO
  WEST VIRGINIA TAX FREE PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Tax Free Portfolio, Florida Tax Free Portfolio, Massachusetts Tax Free Portfolio, Mississippi Tax Free Portfolio, New York Tax Free Portfolio, Ohio Tax Free Portfolio, Rhode Island Tax Free Portfolio and West Virginia Tax Free Portfolio as of September 30, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and for the California Tax Free Portfolio, the year ended March 31, 1994, and the supplementary data for each of the years in the three-year period ended September 30, 1995. These financial statements and supplementary data are the responsibility of each Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Tax Free Portfolio, Florida Tax Free Portfolio, Massachusetts Tax Free Portfolio, Mississippi Tax Free Portfolio, New York Tax Free Portfolio, Ohio Tax Free Portfolio, Rhode Island Tax Free Portfolio and West Virginia Tax Free Portfolio at September 30, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 27, 1995

                                    -------

Investment Management
--------------------------------------------------------------------------------

FUNDS            OFFICERS                      INDEPENDENT TRUSTEES
                 THOMAS J. FETTER              DONALD R. DWIGHT
                 President                     President, Dwight Partners, Inc.
                                               Chairman, Newspaper of New
                                               England, Inc.
                 JAMES B. HAWKES
                 Vice President, Trustee       SAMUEL L. HAYES, III
                                               Jacob H. Schiff Professor of
                                               Investment
                 ROBERT B. MACINTOSH           Banking, Harvard University
                 Vice President                Graduate School of
                                               Business Administration
                 JAMES L. O'CONNOR
                 Treasurer
                                               NORTON H. REAMER
                 THOMAS OTIS                   President and Director,
                 Secretary                     United Asset Management
                                               Corporation

                                               JOHN L. THORNDIKE
                                               Director,
                                               Fiduciary Company Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser
                                               and Consultant

--------------------------------------------------------------------------------

PORTFOLIOS       OFFICERS                      JAMES L. O'CONNOR
                                               Treasurer
                 THOMAS J. FETTER
                 President and Portfolio
                 Manager of Florida            THOMAS OTIS
                 and Ohio Tax Free             Secretary
                 Portfolios

                 JAMES B. HAWKES
                 Vice President, Trustee       INDEPENDENT TRUSTEES

                                               DONALD R. DWIGHT
                 ROBERT B. MACINTOSH           President, Dwight Partners, Inc.
                 Vice President and            Chairman, Newspaper of New
                 Portfolio                     England, Inc.
                 Manager of California and
                 Massachusetts
                 Tax Free Portfolios           SAMUEL L. HAYES, III
                                               Jacob H. Schiff Professor of
                                               Investment Banking,
                 NICOLE ANDERES                Harvard University
                 Vice President and            Graduate School of
                 Portfolio                     Business Administration
                 Manager of New York and
                 Rhode Island
                 Tax Free Portfolios
                                               NORTON H. REAMER
                 TIMOTHY T. BROWSE             President and Director,
                 Vice President and            United Asset Management
                 Portfolio                     Corporation
                 Manager of West Virginia
                 Tax Free Portfolio            JOHN L. THORNDIKE
                                               Director,
                                               Fiduciary Company Incorporated
                 CYNTHIA J. CLEMSON
                 Vice President and
                 Portfolio
                 Manager of Mississippi        JACK L. TREYNOR
                 Tax Free Portfolio            Investment Adviser
                                               and Consultant

                                    -------

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110
FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110
PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260
CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110
TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    -------

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS DISTRIBUTION PLAN,
  SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU
                             INVEST OR SEND MONEY.

                                  EATON VANCE
                                MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                                                       C-8TFCSRC

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                February 1, 1996

                     MASSACHUSETTS MUNICIPAL BOND PORTFOLIO

                                24 Federal Street
                           Boston, Massachusetts 02110

                                 (800) 225-6265
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                        Page
Investment Objective and Policies....................................     2
Investment Restrictions..............................................    12
Trustees and Officers................................................    14
Control Persons and Principal Holders of Securities..................    17
Investment Adviser and Administrator.................................    17
Custodian............................................................    21
Service for Withdrawal...............................................    22
Determination of Net Asset Value.....................................    22
Investment Performance...............................................    23
Taxes................................................................    25
Principal Underwriter................................................    28
Portfolio Security Transactions......................................    28
Other Information....................................................    30
Independent Certified Public Accountants.............................    32
Financial Statements.................................................    32
Tax Equivalent Yield Table...........................................    33
Appendix.............................................................    34
--------------------------------------------------------------------------------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF MASSACHUSETTS MUNICIPAL BOND PORTFOLIO (THE "FUND") DATED FEBRUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                        INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE
         The investment objective of Massachusetts Municipal Bond Portfolio (the "Fund"), a series of Eaton Vance Municipals Trust (the "Trust"), is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Fund seeks to meet its investment objective by investing its assets in the Massachusetts Municipals Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective as the Fund. This Statement of Additional Information is sometimes referred to as the "SAI."

MUNICIPAL OBLIGATIONS
         Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income taxes and is not a tax preference item for purposes of the federal alternative minimum tax (the "AMT"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any such obligation, the Portfolio will generally rely on an opinion of counsel (when available) obtained by the issuer and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

         Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

         Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

         Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

         The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

         While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.


         The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

         The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION

         The following information as to certain Massachusetts considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Massachusetts issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers. Neither the Trust nor the Portfolio has independently verified this information.

Obligations of the Commonwealth of Massachusetts and Political Subdivisions Thereunder. Beginning in 1989, the Commonwealth's economy slowed significantly. Most of the employment growth during this period was experienced in the services and trade sectors of the economy, while the manufacturing sector continues to suffer employment losses. Like most other industrial states, Massachusetts has seen a shift in employment from manufacturing to more technology and service-based industries. Between 1993 and 1994, per capita personal income in Massachusetts increased 3.6%, as compared to 1.7% for the nation as a whole. The unemployment rate for the Commonwealth fell from 6.4% in October 1994 to 5.3% for October 1995. The national unemployment rate for October 1995 was 5.5%.

         1995 FISCAL YEAR. The Commonwealth has closed its fiscal 1995 financial records and published its audited financial information. Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds fiscal 1995 were approximately $16.251 billion, approximately $728 million, or $4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

         Budgeted revenues and other sources to be collected in fiscal 1996 are estimated by the Executive Office for Administration and Finance to be approximately $16.778 billion. This amount includes estimated fiscal 1996 tax revenues of $11.653 billion, which is approximately $490 million, or 4.3%, higher than fiscal 1995 tax revenues.

         In connection with his proposal to reorganize state government, the Governor also announced on November 1, 1995 that he would propose to reduce the personal income tax rate on earned income from 5.95% to 5.45%. Legislation to effectuate such tax reduction is expected to be filed by the Governor in January, 1996 in conjunction with the filing of his budget recommendations for fiscal 1997. The cost to the Commonwealth of the proposed tax reduction has been estimated to be approximately $500 million per year.

         In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive office for Administration and Finance expects annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion (after the expenditure of approximately $37 million in fiscal 1995) of $629 million in fiscal 1996 and approximately $872 million in fiscal 1997. Additional annual increases are also expected in later fiscal years.

         Major infrastructure projects are anticipated over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 90% of the estimated $7.7 billion cost of projects which consist of the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport.

         The Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work on the project began in 1988 and is expected to be completed in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference.


         The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.


         Massachusetts' municipal governments are constrained in their ability to increase local revenues by an initiative passed in 1980, "Proposition 2 1/2". Proposition 2 1/2 limits the amount of property taxes that can be levied in a fiscal year to the lower of 2.5% of fair value or 102.5% of the previous year's levy, unless overridden by a majority of local voters. Proposition 2 1/2 also limits the amount the municipality can be charged by certain government entities such as counties. While Proposition 2 1/2 is not a constitutional question and can therefore be amended or abolished by the legislature, it should be noted that no significant challenge has been raised since it took effect. Any fiscal problems encountered by the state amplify the economic and fiscal problems encountered by cities and towns throughout the Commonwealth. Any Commonwealth fiscal problems which result in local aid reductions could, in the absence of overrides, result in payment defaults by local cities and towns and/or ratings downgrades resulting in an erosion of their market value.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.

         Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The November, 1995 unemployment rate was 13.4%.

         The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. A reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that changes in tax treatment of Puerto Rico will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

         Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require ratification by the U.S. Congress.

         The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. In September 1995, St. Thomas and St. John were hit by a hurricane and sustained extensive damage. The longer term impact on the tourism industry is not yet known. There can be no assurances that the market for USVI bonds will not be affected. In general, hurricanes and civil unrest have and will continue to have an adverse affect on the tourism industry.

         An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced budget deficits in fiscal years 1989 and 1990: in 1989 due to wage settlements with the unionized government employees, and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

         Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1994, the financial position of Guam has weakened as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.


Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of a similar type. In particular, investments in the industrial revenue bonds listed above might involve without limitation the following risks.

         Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

         Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.



         Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.


MUNICIPAL LEASES
         The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

         Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investment in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.


ZERO COUPON BONDS
         Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.


INSURANCE
         Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
         The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

         See "Portfolio of Investments" in the "Financial Statement" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
         The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold an another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

WHEN ISSUED SECURITIES
         New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.


         The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
         The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
         Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
         The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

SECURITIES LENDING
         The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organization deemed by the Portfolio's management to be of good standing and when in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio form securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
         A change in the level of interest rats may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

         Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


         The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").


         Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contracts or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                             INVESTMENT RESTRICTIONS
         The following investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:


         (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

         (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (3) Underwriter or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

         (4) Purchase or sell real estate, (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

         (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

         (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

         Notwithstanding the investment policies and restrictions of the Fund; the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


         The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this SAI means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to State obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

         The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


         In order to permit the sale of shares of the Fund, in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares, in the state(s) involved.

                              TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), which is a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                     TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR. Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (54), Trustee and Vice President*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES (60), III, Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR. Address: Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Trust Company. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                     OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (52), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.


ROBERT B. MACINTOSH (39), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV, and an employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.


JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994; employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

         Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the administrator and the Portfolio's contractual relationship with the investment adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

         Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.


         Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.


         The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. During the fiscal year ended September 30, 1995, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and of the funds in the Eaton Vance fund complex:

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX(1)
  ----                          ------------  --------------  -----------------
  Donald R. Dwight .........       $34          $3,188(2)        $135,000(4)
  Samuel L. Hayes ..........        32           3,172(3)         150,000(5)
  Norton H. Reamer .........        32           3,160            135,000
  John L. Thorndike ........        32           3,268            140,000
  Jack L. Treynor ..........        35           3,325            140,000

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)  Includes $1,069 of deferred compensation.
(3)  Includes $962 of deferred compensation.
(4)  Includes $35,000 of deferred compensation.
(5)  Includes $33,750 of deferred compensation.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As at October 31, 1995 the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995 Mars & Co., Boston, MA, Jupiter & Co., Boston, MA and Mercury & Co., Boston, MA were the record owners of approximately 34.4%, 16.9% and 5.4%, respectively, of the outstanding shares which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances, and Charles
C. Cunningham, Boston, MA held of record and beneficially owned 11.1% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                      INVESTMENT ADVISER AND ADMINISTRATOR

         The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated October 13, 1992. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.

         Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


         Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 31 long-term state portfolios, 3 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manger, see the Prospectus.

         Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

         Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

         Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

         Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.

         Robert B. MacIntosh is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: Hawaii, Louisiana, Massachusetts, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.

         Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.

         David C. Reilly is a Vice President of Eaton Vance and BMR. Mr. Reilly, a Chartered Financial Analyst, received a B.S. from Skidmore College. He is a member and former President of the Boston Municipal Analysts Forum. He also holds memberships in the Boston Securities Analysts Society and the Financial Analysts Federation.

         BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.


         For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. As of September 30, 1995, the Portfolio had net assets of $302,170,247. For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,383,407 (equivalent to 0.46% of the Portfolio's average daily net assets for such period). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,397,963 (equivalent to 0.46% of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, BMR earned advisory fees of $735,829 (equivalent to 0.45% (annualized) of the Portfolio's average daily net assets for such period).


         A commitment may be made to a state securities authority that Eaton Vance will take certain actions, if necessary so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

         The Investment Advisory Agreement with BMR remains in effect until February 28, 1996. It may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

         As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1995 and 1994, $18,261 and $46,085, respectively, of the Fund's operating expenses were allocated to the Administrator. As Administrator, Eaton Vance administers the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

         The Fund pays all of its own expenses including, without limitation,
(i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.


         BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of January 31, 1996, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, MacIntosh, Murphy, O'Connor, Woodbury and Ms. Sanders, are officers of the Trust and the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

         Eaton Vance owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


         EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                    CUSTODIAN


         Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other members of the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940. For the fiscal year ended September 30, 1995, the Fund incurred custody fees of $3,285 and the Portfolio incurred custody fees of $135,884, which were reduced by fee credits of $61,501.



                             SERVICE FOR WITHDRAWAL

         By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services - Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

         To use this service, at least $5,000 in cash or shares at the public offering price (i.e., current net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                        DETERMINATION OF NET ASSET VALUE


         The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by the Trustees. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                             INVESTMENT PERFORMANCE

         Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period, and a complete redemption of the investment at the end of the period.

         Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus a stated rate. For the thirty-day period ended September 30, 1995 the yield of the Fund was 5.36%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.36% would be 8.83% assuming a combined federal and Massachusetts tax rate of 39.28%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.


         The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. The Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Distributions and Taxes" in the Fund's current Prospectus). The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 15, 1995) was 5.63%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.77%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

         The table below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 18, 1991 through September 30, 1995 and for the one year period ended September 30, 1995. The total return for the period prior to the Fund's commencement of operations on June 17, 1993 reflects the Portfolio's total return (or that of its predecessor).


                                         VALUE OF A $1,000 INVESTMENT

                                                           Value of               Total Return
         Investment      Investment        Amount of      Investment              ------------
           Period           Date          Investment      on 9/30/95         Cumulative   Annualized
          --------         ------         ----------      ----------         ----------   ----------
      Life of the Fund*    4/18/91          $1,000        $1,369.57**          36.96**      7.31%**

      1 Year Ended
      9/30/95              9/30/94          $1,000        $1,093.71**           9.37**      9.37%**

Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

--------------------------
 *   Investment operations began on April 18, 1991.
** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


         The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, of the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

         The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services, Inc., CDA/Wiesenberger or Morningstar, Inc.). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

         Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

         Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

         Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the tax equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

         The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.


         Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."



                                      TAXES

FEDERAL INCOME TAXES
         See "Distributions and Taxes" in the Fund's current Prospectus.

         Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to qualify each year, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1995 (see the Notes to the Financial Statements incorporated by reference in this Statement of Additional Information). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

         In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

         The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

         Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

         Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

         In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

         The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC.

         Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

         Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

         Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

         The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                              PRINCIPAL UNDERWRITER

         Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws is borne by the Fund. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

         The Trustees of the Trust have determined that shares of the Fund shall only be available to employees of Eaton Vance Corp. (and its affiliates, including subsidiaries), clients of Eaton Vance Corp. (and its affiliates, including subsidiaries) and certain institutional investors. The Fund and/or the Principal Underwriter reserve the right to permit purchases by other than affiliates, subsidiaries or clients of Eaton Vance Corp.

                         PORTFOLIO SECURITY TRANSACTIONS

         Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

         BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including Municipal obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

         As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

         It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

         Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

         Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the fiscal years ended September 30, 1995 and 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

                                OTHER INFORMATION


         Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

         The Trust is organized as a Massachusetts business trust. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.


         The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trusts's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

         The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

         In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

         The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

         The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS


         The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.

                        TAX EQUIVALENT YIELD TABLE


         The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Massachusetts state income tax laws and tax rates applicable for 1996.

                                                                              A Federal and Massachusetts State
                                                      Combined                       tax exempt yield of:
Single Return                       Joint Return    Federal and       4%     4.5%      5%      5.5%     6%      6.5%       7%
-------------                       ------------      MA State     ------------------------------------------------------------
                 (Taxable Income*)                  tax bracket+            is equivalent to a fully taxable yield of:
--------------------------------------------------  ------------   ------------------------------------------------------------
            Up to $24,000           Up to $40,101      25.20%      5.35%    6.02%    6.68%    7.35%   8.02%     8.69%     9.36%
        $24,001 - $58,150       $40,101 - $96,900      36.64       6.31     7.10     7.89     8.68    9.47     10.26     11.05
       $58,151 - $121,300      $96,901 - $147,700      39.28       6.59     7.41     8.23     9.06    9.88     10.70     11.53
      $121,301 - $263,750     $147,701 - $263,750      43.68       7.10     7.99     8.88     9.77   10.65     11.54     12.43
            Over $263,750           Over $263,750      46.85       7.53     8.47     9.41    10.35   11.29     12.23     13.17

*Net amount subject to federal and Massachusetts personal income tax after deductions and exemptions.

+The combined tax rates include a Massachusetts tax rate of 12% applicable to taxable bond interest and dividends, and assume that Massachusetts taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same range of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Massachusetts State income taxes) for taxpayers with Adjusted Gross Income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $117,950 and joint filers with Adjusted Gross Income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Massachusetts personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Massachusetts personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS+

                         MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Should no rating be assigned, the reason may be one of the following:

         1.  An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS
RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.



                         STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

         SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3: Speculative capacity to pay principal and interest.




                          FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                 * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

         Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

INVESTMENT ADVISER OF MASSACHUSETTS                  MASSACHUSETTS MUNICIPAL
   MUNICIPALS PORTFOLIO
Boston Management and Research                       BOND PORTFOLIO
24 Federal Street
Boston, MA 02110


ADMINISTRATOR OF MASSACHUSETTS
   MUNICIPAL BOND PORTFOLIO
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN                                                 STATEMENT OF
Investors Bank & Trust Company
89 South Street                                      ADDITIONAL INFORMATION
Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group                     FEBRUARY 1, 1996
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


MASSACHUSETTS MUNICIPAL
BOND PORTFOLIO
24 FEDERAL STREET
BOSTON, MA 02110


MMBPSAI

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EATON VANCE MUNICIPALS TRUST


FOR THE FUND:

                  o Massachusetts Municipal Bond Portfolio

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                             [ logo ]

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                           ANNUAL SHAREHOLDER REPORT

                               SEPTEMBER 30, 1995

TO SHAREHOLDERS

Massachusetts Municipal Bond Portfolio (the Fund) paid to its shareholders monthly income dividends totaling $0.545 per share during the fiscal year ended September 30, 1995.

Based on the most recent dividend paid and the Portfolio's net asset value per share of $9.51 on September 30, 1995, the Fund's annualized distribution rate was 5.63%. To equal that rate in a taxable investment, a couple in the combined Federal and state 43.68% tax bracket would have to earn 9.94%.

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, as Gross Domestic Product should grow only modestly during 1995 at between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995 by realizing strong capital appreciation as a result of this favorable investment environment. However, during this period, the municipal market under-performed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would probably be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds likely would be eliminated.

However, for many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds (because of fears of tax reform) as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.(+)

 Sincerely,

/s/Thomas J. Fetter

Thomas J. Fetter
President
November 20, 1995

(+) A portion of the Portfolio's income could be subject to Federal alternative minimum tax.

               FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS...

For Federal income tax purposes, 99.85% of the total dividends paid by the Fund from net investment income during the fiscal year that ended September 30, 1995, is designated as an exempt-interest dividend. Tax legislation eliminated the exemption to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993, at market discounts, may generate a small amount of ordinary taxable income.

------------------------------------------------------------------------------
Included on the following page is a performance chart that compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.
-------------------------------------------------------------------------------

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MANAGEMENT REPORT

YOUR INVESTMENT AT WORK   [logo]
Plymouth County
Correctional Facility

These bonds were used to construct a new 1,140-bed prison to house federal, state and county inmates in Plymouth. In addition to expanded housing facilities, the project includes a modern medical facility. The project was designed to provide partial relief for the Commonwealth's correctional system, which has become seriously overcrowded in the past decade. As a state-of-the-art, "direct supervision" facility, the project aims to provide a more successful correctional environment while reducing costs. The new facility is operated by the Plymouth County Sheriff's Department.

PORTFOLIO OVERVIEW
Based on market value as of Sept. 30, 1995

Number of issues.......................................95
Average quality........................................A+
Investment grade....................................96.3%
Effective maturity (years)..........................15.47

Largest sectors:
   General obligations..............................13.7%
   Insured hospitals................................11.8*
   Housing..........................................11.4
   Education........................................ 9.8
   Water and sewer.................................. 9.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Massachusetts

Massachusetts' employment levels have climbed significantly in recent years, recovering roughly 60% of the jobs lost in the last recession. Recent jobless rates have remained at or below the national rate, and personal income growth continues to accelerate. Growth has been especially impressive in the high technology and financial sectors.

The Commonwealth has greatly improved its financial position. Debt levels, while still too high, have nonetheless been reduced, while reserve levels have increased to 3% of revenues. As a result, Massachusetts now enjoys enhanced liquidity and more leeway with respect to operations and should record a modest surplus in the current fiscal year. As a reflection of the progress the Commonwealth has made in recent years, its debt ratings have been upgraded to A1 and A+, considerably higher than they were at their lowest point in early 1991. Looking ahead, the economy should continue to post modest growth. On the fiscal front, the administration has recently initiated efforts to control social spending. While opening a thorny political issue, the move could result in further fiscal improvements in the future.

FROM THE PORTFOLIO MANAGER:

"The Portfolio's exposure to the hospital sector remains quite low. Health care institutions around the country are under increasing pressure from competition. This condition is especially true in Massachusetts, where there are too many hospital beds for the Commonwealth's population.

"As a result, we do extensive research before adding any hospital bonds to the Portfolio, to ensure that the hospitals we choose will be among the survivors in this increasingly competitive environment.

"In structuring the Portfolio, we've employed a two-pronged strategy in the Portfolio, emphasizing quality on one hand and prudent yield enhancement on the other."

                                                  - Robert B. MacIntosh

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN MASSACHUSETTS MUNICIPAL BOND PORTFOLIO AND THE LEHMAN BROTHER MUNICIPAL BOND INDEX

From June 30, 1993. through September 30, 1995

------------------------
  AVERAGE ANNUAL RETURN
------------------------
1 Year              9.4%
------------------------
Life of Portfolio*  3.6%
------------------------
        Label                A                 B
                             Massachusetts
Label   date                 Municipal Bond    Lehman Bros.
-----------------------------------------------------------
 1      6/93+                 10000             10000
 2      7/93                   9930             10013
 3      8/93                  10215             10221
 4      9/93                  10332             10338
 5     10/93                  10338             10358
 6     11/93                  10234             10266
 7     12/93                  10455             10483
 8      1/94                  10567             10603
 9      2/94                  10314             10328
10      3/94                   9799              9908
11      4/94                   9785              9992
12      5/94                   9876             10078
13      6/94                   9786             10020
14      7/94                   9975             10200
15      8/94                  10021             10236
16      9/94                   9837             10086
17     10/94                   9588              9907
18     11/94                   9301              9727
19     12/94                   9587              9941
20      1/95                   9955             10266
21      2/95                  10276             10523
22      3/95                  10377             10644
23      4/95                  10376             10656
24      5/95                  10655             10996
25      6/95                  10473             10900
26      7/95                  10536             11003
27      8/95                  10675             11143
28      9/95                  10759             11214

Massachusetts Municipal Bond Portfolio:      $10,759
Lehman Brothers Municipal Bond Index:        $11,214

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 6/17/93.
+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

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                     Massachusetts Municipal Bond Portfolio
                              Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------
                               September 30, 1995
------------------------------------------------------------------------------
ASSETS:
   Investment in Massachusetts Tax Free Portfolio-
      Identified cost                                                $7,063,263
      Unrealized appreciation                                           116,995
                                                                     ----------
   Total investment in Portfolio, at value (Note 1A)                 $7,180,258
   Receivable from the Administrator (Note 4)                            18,261
   Deferred organization expenses (Note 1D)                               4,870
                                                                     ----------
         Total assets                                                $7,203,389
                                                                     ==========

LIABILITIES:
   Dividends payable                                  $15,820
   Payable to affiliates-
      Trustees' fees                                       43
      Custodian fee                                       584
   Accrued expenses                                       985
                                                      -------
         Total liabilities                                               17,432
                                                                     ----------
NET ASSETS for 755,764 shares of beneficial
  interest outstanding                                               $7,185,957
                                                                     ==========

SOURCES OF NET ASSETS:
   Paid-in capital                                                   $7,961,511
   Accumulated net realized loss on investment and
      financial futures transactions (computed on the basis
      of identified cost)                                              (884,905)
   Accumulated distributions in excess of
      net investment income                                              (7,644)
   Unrealized appreciation of investments and
      financial futures contracts from Portfolio
      (computed on the basis of identified cost)                        116,995
                                                                     ----------
         Total                                                       $7,185,957
                                                                     ==========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   ($7,185,957 / 755,764 shares of beneficial interest outstanding)       $9.51
                                                                     ==========



                       See notes to financial statements

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                            STATEMENT OF OPERATIONS

-------------------------------------------------------------------------------
                         Year Ended September 30, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
   Investment income allocated from Portfolio                        $  474,754
   Expenses allocated from Portfolio                                    (39,205)
                                                                     ----------
      Net investment income from Portfolio                           $  435,549
   Expenses-
      Compensation of Trustees not members
         of the Administrator's organization          $   165
      Custodian fee (Note 4)                            3,285
      Legal and accounting services                     7,159
      Transfer and dividend disbursing agent fees       4,835
      Printing and postage                              4,647
      Amortization of organization expenses
       (Note 1D)                                        1,854
      Registration costs                                1,084
      Miscellaneous                                       401
                                                      -------
         Total expenses                               $23,430
      Deduct allocation of expenses to the
       Administrator (Note 4)                          18,261
                                                      -------
         Net expenses                                                     5,169
                                                                     ----------
            Net investment income                                    $  430,380
                                                                     ----------

REALIZED AND UNREALIZED GAIN
  (LOSS)ON INVESTMENTS:
   Net realized loss from Portfolio-
      Investment transactions (identified
        cost basis)                                                  $ (510,070)
      Financial futures contracts                                       (72,565)
                                                                     ----------
         Net realized loss                                           $ (582,635)
   Change in unrealized appreciation of investments and
      financial futures contracts                                       717,570
                                                                     ----------
         Net realized and unrealized gain                            $  134,935
                                                                     ----------
            Net increase in net assets from operations               $  565,315
                                                                     ==========


                       See notes to financial statements

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                      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                              FOR THE YEAR ENDED SEPTEMBER 30,
                                              --------------------------------
                                                  1995                1994
                                              -----------          -----------

INCREASE (DECREASE) IN NET ASSETS:
   From operations-
      Net investment income                   $   430,380          $   501,835
      Net realized loss on investments           (582,635)            (300,911)
      Change in unrealized appreciation
       (depreciation) of investments              717,570             (656,269)
                                              -----------          -----------
         Net increase (decrease) in net
          assets from operations              $   565,315          $  (455,345)
                                              -----------          -----------

   Distributions to shareholders (Note 2)-
      From net investment income              $  (429,708)         $  (501,835)
      In excess of net investment income                -               (3,565)
      In excess of realized gain on
       investment transactions                          -               (7,899)
                                              -----------          -----------
         Total distributions to
          shareholders                        $  (429,708)         $  (513,299)
                                              -----------          -----------

   Transactions in shares of beneficial
     interest (Note 3)-
      Proceeds from sales of shares           $ 1,433,581          $ 7,345,742
      Net asset value of shares issued to
         shareholders in payment
         of distributions declared                 96,976              113,009
      Cost of shares redeemed                  (3,818,659)          (2,214,217)
                                              -----------          -----------
         Increase (decrease) in net assets
          from Fund share transactions        $(2,288,102)         $ 5,244,534
                                              -----------          -----------
            Net increase (decrease) in
             net assets                       $(2,152,495)         $ 4,275,890


NET ASSETS:
   At beginning of year                         9,338,452            5,062,562
                                              -----------          -----------
   At end of year                             $ 7,185,957          $ 9,338,452
                                              ===========          ===========

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
   INVESTMENT INCOME INCLUDED IN NET
   ASSETS AT END OF YEAR                      $    (7,644)         $   (8,316)
                                              ===========          ===========


                       See notes to financial statements

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                -----------------------------------------------------
                                                                       1995                1994             1993<F2>
                                                                    ----------          ----------        ---------
NET ASSET VALUE, beginning of year                                  $    9.220         $   10.260         $  10.000
                                                                    ----------         ----------         --------

INCOME (LOSS) FROM OPERATIONS:
   Net investment income                                            $    0.546         $    0.548         $   0.141
   Net realized and unrealized
      gain (loss) on investments                                         0.290             (1.026)            0.284
                                                                    -----------        ----------         --------
      Total income (loss) from operations                           $    0.836         $   (0.478)        $   0.425
                                                                    ----------          ----------         --------

LESS DISTRIBUTIONS:
   From net investment income                                       $   (0.546)        $   (0.548)        $  (0.141)
   In excess of net investment income                                    -                 (0.004)           (0.024)
   In excess of net realized gain on investment transactions             -                 (0.010)             -
                                                                    ----------          ----------         --------

      Total distributions                                           $   (0.546)        $   (0.562)        $  (0.165)
                                                                    ----------          ----------         --------
NET ASSET VALUE, end of year                                        $    9.510         $    9.220         $  10.260
                                                                    ==========          ==========         ========

TOTAL RETURN<F4>                                                          9.37%              (4.79%)           4.04%

RATIOS/SUPPLEMENTAL DATA*:
   Net assets, end of year (000 omitted)                            $    7,186         $    9,338         $   5,063
   Ratio of net expenses to average daily net assets<F3>                 0.63%              0.60%             1.21%<F1>
   Ratio of net investment income to average daily net assets            5.93%              5.65%             4.80%<F1>


* For the years ended September 30, 1995 and 1994, the operating expenses of the Fund reflect a reduction of expenses by the
  Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

   Net investment income per share:                                 $    0.523         $    0.498
                                                                    ==========         ==========
   RATIOS (As a percentage of average daily net assets):
     Expenses<F3>                                                        0.88%             1.12%
     Net investment income                                               5.68%              5.13%

<F1> Annualized.
<F2> For the period from the start of business, June 17, 1993, to September 30, 1993.
<F3> Includes the Fund's share of Massachusetts Tax Free Portfolio's allocated expenses.
<F4> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

------------------------------------------------------------------------------
                         Notes to Financial Statements

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Massachusetts Municipal Bond Portfolio (the Fund) is a non-diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Massachusetts Tax Free Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (2.4% at September 30, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INCOME - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At September 30, 1995, the Fund for Federal income tax purposes had a capital loss carryover of $297,528 which will reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for Federal income or excise tax. Such capital loss carryover will expire on September 30, 2003. Additionally, at September 30, 1995, net capital losses of $541,316 attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for Federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. OTHER - Investment transactions are accounted for on a trade date basis.

------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1996 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

-------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                 Year Ended September 30,
                                                     -----------------------------------------------
                                                             1995                        1994
                                                     -------------------         -------------------
Sales                                                       158,095                      733,241
Issued to shareholders electing to receive
   payments of distributions in Fund shares                  10,463                       11,633
Redemptions                                                (425,246)                    (225,793)
                                                       -----------------           ------------------
Net increase (decrease)                                    (256,688)                    519,081
                                                       =================           ==================

------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolio's Notes to the Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $18,261 of expenses related to the operation of the Fund were allocated to EVM. Except as to Trustees of the Fund and the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

------------------------------------------------------------------------------
(5) INVESTMENT TRANSACTIONS

Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 1995, aggregated $1,479,720 and $4,180,879, respectively.

------------------------------------------------------------------------------
                          Independent Auditors' Report
------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statement of assets and liabilities of Massachusetts Municipal Bond Portfolio (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended September 30, 1995 and the financial highlights for each of the two years in the period ended September 30, 1995 and for the period from the start of business June 17, 1993 to September 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Massachusetts Municipal Bond Portfolio series of Eaton Vance Municipals Trust at September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
                                                           DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

------------------------------------------------------------------------------
                        Massachusetts Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995

-------------------------------------------------------------------------------
                          TAX-EXEMPT INVESTMENTS- 100%
-------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
                     AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S    OMITTED)   SECURITY                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                EDUCATION - 9.8%
Aa1      AA+         $1,625     Massachusetts Health and Educational Facilities  Authority, (HEFA) Amherst College,
                                6.80%, 11/1/21                                                                         $  1,740,440
A1       A+             250     Massachusetts HEFA, Tufts University, 7.75%, 8/1/13                                         271,052
NR       BBB-         3,700     Massachusetts HEFA, Merrimack College, 7.125%, 7/1/12                                     3,882,003
NR       AAA          2,900     Massachusetts HEFA, Wentworth Institute, (Connie Lee), 5.50%, 10/1/23                     2,675,047
NR       BBB-         6,855     Massachusetts HEFA, Smith College, 5.75%, 7/1/24                                          6,694,182
Aaa      AAA          5,180     Massachusetts HEFA, Harvard University, 5.625%, 11/1/28                                   5,114,577
Aa1      AA           4,690     Massachusetts Industrial Finance Agency, Phillips Academy, 5.375%, 9/1/23                 4,385,056
A1       NR           2,000     The New England Education Loan Marketing Corporation, (AMT), 6.90%, 11/1/09               2,157,440
NR       BBB-         1,300     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                Authority, Polytechnic University, 5.50%, 8/1/24                                          1,128,491
NR       BBB-         1,000     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Authority,
                                Polytechnic University, 6.50%, 8/1/24                                                       990,870
                                                                                                                       ------------
                                                                                                                       $ 29,039,158
                                                                                                                       ------------
                                GENERAL OBLIGATIONS - 13.7%
Baa1     NR          $1,000     City of Lowell, 6.375%, 8/15/01                                                        $  1,067,490
A1       A+           3,900     Commonwealth of Massachusetts, 5.00%, 1/1/12                                              3,609,060
A1       A+             875     Commonwealth of Massachusetts, 5.00%, 1/1/14                                                795,839
A1       A+           4,750     Massachusetts Bay Transportation Authority (MBTA), 5.50%, 3/1/21                          4,525,135
A1       A+           2,500     MBTA, 5.75%, 3/1/18                                                                       2,465,775
A1       A+          14,000     MBTA, 5.75%, 3/1/25                                                                      13,593,440
A1       A+           1,000     MBTA, 5.90%, 3/1/12                                                                       1,014,690
NR       BBB          1,175     Government of Guam, 5.40%, 11/15/18                                                       1,022,650
A        NR           3,375     Town of Nantucket, 6.80%, 12/1/11                                                         3,634,875
Baa1     A              100     Puerto Rico Public Buildings Authority, 5.50%, 7/1/21                                        92,369
Baa1     A            1,900     Puerto Rico Aqueduct and Sewer Authority, 7.00%, 7/1/19                                   2,037,313
A        A            2,500     University of Massachusetts Building Authority, 6.875%, 5/1/14                            2,839,950
A        A              250     University of Massachusetts Building Authority, 7.20%, 5/1/04                               287,396
NR       NR           3,350     Virgin Islands Public Finance Authority, 7.25%, 10/1/18                                   3,528,321
                                                                                                                       ------------
                                                                                                                       $ 40,514,303
                                                                                                                       ------------
                                HOSPITALS - 8.4%
A        A-          $3,000     Massachusetts HEFA, Charlton Memorial Hospital, 7.25%, 7/1/13                          $  3,147,750
A1       A              530     Massachusetts HEFA, Spaulding Rehabilitation Hospital, 7.625%, 7/1/21                       568,632
Baa1     BBB+         2,000     Massachusetts HEFA, New England Baptist Hospital, 7.35%, 7/1/17                           2,067,480
Aa       NR           3,100     Massachusetts HEFA, Daughters of Charity Health System, 6.10%, 7/1/14                     3,143,524
A1       A+           1,000     Massachusetts HEFA, Dana-Farber Cancer Institute, 6.65%, 12/1/15                          1,020,340
A        A            4,250     Massachusetts HEFA, The Medical Center of Central Massachusetts, 7.10%, 7/1/21            4,394,755
Baa      BBB          1,825     Massachusetts HEFA, Sisters of Providence Health System, 6.50%, 11/15/08                  1,877,870
NR       A-           1,470     Massachusetts HEFA, Jordan Hospital, 6.875%, 10/1/15                                      1,052,722
NR       A-           1,470     Massachusetts HEFA, Jordan Hospital, 6.875%, 10/1/22                                      1,507,073
NR       AAA          2,625     Massachusetts HEFA, Winchester Hospital (Connie Lee), 5.75%, 7/1/14                       2,557,223
NR       AAA          3,650     Massachusetts HEFA, Winchester Hospital (Connie Lee), 5.75%, 7/1/24                       3,486,917
                                                                                                                       ------------
                                                                                                                       $ 24,824,286
                                                                                                                       ------------
                                HOUSING - 11.4%
NR       AAA         $2,750     Framingham Housing Authority, (GNMA), 6.65%, 2/20/32                                   $  2,783,275
A1       A+           6,000     Massachusetts Housing Finance Agency (HFA), 6.375%, 4/1/21                                5,973,720
Aa       A+           7,250     Massachusetts HFA, (AMT), 6.60%, 12/1/26                                                  7,328,952
Aa       A+           6,400     Massachusetts HFA, (AMT), 6.60%, 12/1/26                                                  6,469,696
Aaa      AAA          1,000     Massachusetts HFA, (FNMA), 6.875%, 11/15/11                                               1,063,630
Aaa      AAA          2,750     Massachusetts HFA, (FNMA), 6.90%, 11/15/21                                                2,882,330
Aa       A+           2,795     Massachusetts HFA, (AMT), 7.125%, 6/1/25                                                  2,908,924
Aa       A+             400     Massachusetts HFA, 7.35%, 12/1/16                                                           425,408
Aa       A+           2,265     Massachusetts HFA, (AMT), 8.10%, 6/1/20                                                   2,369,734
Aa       A+           1,500     Massachusetts HFA, (AMT), 8.10%, 12/1/21                                                  1,576,035
                                                                                                                       ------------
                                                                                                                       $ 33,781,704
                                                                                                                       ------------
                                INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL - 7.0%
Baa1     BBB         $14,185    City of Boston Harbor Electric Energy Company Project, (AMT), 7.30%, 5/15/15           $ 15,178,942
NR       NR           9,000     Massachusetts Industrial Finance Agency, Massachusetts Biomedical Research
                                Corporation, 0%, 8/1/19                                                                   3,817,800
Aa3      AA           1,550     Puerto Rico Industrial, Medical and Environmental Pollution Control Authority,
                                The Upjohn Company, 7.50%, 12/1/23                                                        1,697,235
                                                                                                                       ------------
                                                                                                                       $ 20,693,977
                                                                                                                       ------------
                                INSURED EDUCATION - 2.1%
Aaa      AAA         $  335     Massachusetts Educational Finance Authority, (MBIA), (AMT), 7.25%, 1/1/09              $    350,460
Aaa      AAA          2,000     Massachusetts Educational Finance Authority, (AMBAC), (AMT), 7.30%, 1/1/12                2,096,840
Aaa      AAA            250     Massachusetts HEFA, Northeastern University, (AMBAC), 7.50%, 10/1/08                        273,820
Aaa      AAA            400     Massachusetts HEFA, Boston University "RIBS", (MBIA), Variable, 10/1/31<F1>                 439,464
Aaa      AAA          3,000     Massachusetts HEFA, Tufts University, (FGIC), 5.95%, 8/15/18                              3,032,640
                                                                                                                       ------------
                                                                                                                       $  6,193,224
                                                                                                                       ------------
                                INSURED GENERAL OBLIGATION - 1.7%
Aaa      AAA         $1,795     City of Boston, (FSA), 4.875%, 9/1/09                                                  $  1,686,833
Aaa      AAA          1,000     Commonwealth of Puerto Rico "RIBS", (AMBAC), Variable, 7/1/15<F1>                         1,009,940
Aaa      AAA            600     Town of Tyngsborough,  (AMBAC), 6.90%, 5/15/08                                              663,798
Aaa      AAA          1,770     MBTA, (MBIA), 5.50%, 3/1/21                                                               1,663,995
                                                                                                                       ------------
                                                                                                                       $  5,024,566
                                                                                                                       ------------
                                INSURED HOSPITALS - 11.8%
Aaa      AAA         $  300     Massachusetts HEFA, Berkshire Health Systems, (MBIA), 7.60%, 10/1/14                   $    332,346
Aaa      AAA          1,250     Massachusetts HEFA, Beth Israel Hospital, Inverse Floaters, (AMBAC),
                                Variable, 7/1/25<F1>                                                                      1,253,675
Aaa      AAA          1,500     Massachusetts HEFA, Capital Asset Program, (MBIA), 7.20%, 7/1/09                          1,649,085
AAA      AAA          2,050     Massachusetts HEFA, Fallon Healthcare System (CGIG), 6.75%, 6/1/20<F2>                    2,171,442
AAA      AAA          4,500     Massachusetts HEFA, Fallon Healthcare System (CGIG), 6.875%, 6/1/11                       4,881,465
Aaa      AAA          2,040     Massachusetts HEFA, Beverly Hospital, (MBIA), 7.30%, 7/1/13                               2,219,581
Aaa      AAA          1,000     Massachusetts HEFA, BayState Medical Center, (FGIC), 5.00%, 7/1/20                          883,550
Aaa      AAA          3,000     Massachusetts HEFA, The Medical Center of Central Massachusetts, (AMBAC), "CARS",
                                Variable, 6/23/22<F1>                                                                     3,330,090
Aaa      AAA          2,000     Massachusetts HEFA, St. Elizabeth Hospital Issue, "LEVRRS", (FSA),
                                Variable, 8/15/21<F1>                                                                     2,196,960
Aaa      AAA          2,600     Massachusetts HEFA, Saint Luke's Hospital, "Yield Curve Notes", (MBIA),
                                Variable, 8/15/13<F1>                                                                     2,556,970
Aaa      AAA          1,200     Massachusetts HEFA, University Hospital, (MBIA), 7.25%, 7/1/19                            1,323,552
Aaa      AAA          6,950     Massachusetts HEFA, Lahey Clinic, (MBIA), 5.375%, 7/1/23                                  6,454,118
Aaa      AAA          5,000     Massachusetts HEFA, New England Medical Center, (MBIA), 5.375%, 7/1/24                    4,664,350
Aaa      AAA          1,000     Massachusetts HEFA, New England Medical Center, (FGIC), 6.50%, 7/1/12                     1,052,960
                                                                                                                       ------------
                                                                                                                       $ 34,970,144
                                                                                                                       ------------
                                INSURED HOUSING - 0.7%
Aaa      AAA         $2,000     Massachusetts Housing Finance Agency, (AMBAC), 6.45%, 1/1/36                           $  2,027,680
                                                                                                                       ------------
                                INSURED TRANSPORTATION - 2.2%
Aaa      AAA         $5,860     Massachusetts Port Authority, (AMT), (FGIC), 7.50%, 7/1/20                             $  6,490,243
                                                                                                                       ------------
                                LEASE/CERTIFICATE OF PARTICIPATION - 2.8%
NR       A           $7,800     Plymouth County, Massachusetts Correctional Facility Project, 7.00%, 4/1/22            $  8,363,862
                                                                                                                       ------------
                                NURSING HOMES - 0.5%
NR       AA          $1,495     Massachusetts HEFA, Deutches Altenheim, Incorporated, (FHA), 7.70%, 11/1/31<F2>        $  1,613,195
                                                                                                                       ------------
                                SOLID WASTE - 2.6%
Baa1     BBB         $5,970     Massachusetts Industrial Finance Agency, Massachusetts Refusetech, Inc.
                                Project, 6.30%, 7/1/05                                                                 $  6,242,531
NR       NR           1,340     City of Pittsfield, Vicon Recovery Associates Project, 7.95%, 11/1/04                     1,409,425
                                                                                                                       ------------
                                                                                                                       $  7,651,956
                                                                                                                       ------------
                                SPECIAL TAX - 4.2%
A1       A+          $5,695     Commonwealth of Massachusetts, Special Obligation Revenue Bonds, 6.00%, 6/1/13         $  5,747,223
A1       A+           4,560     Commonwealth of Massachusetts, Special Obligation Revenue Bonds, 5.80%, 6/1/14            4,518,550
Baa1     A            2,000     Puerto Rico Highway and Transportation Authority, 6.625%, 7/1/18                          2,099,080
                                                                                                                       ------------
                                                                                                                       $ 12,364,853
                                                                                                                       ------------
                                TRANSPORTATION - 5.2%
NR       BBB         $7,950     Guam Airport Authority, (AMT), 6.70%, 10/1/23                                          $  7,967,093
Aa       AA-          7,300     Massachusetts Port Authority, 6.00%, 7/1/23                                               7,260,069
                                                                                                                       ------------
                                                                                                                       $ 15,227,162
                                                                                                                       ------------
                                UTILITY - 6.0%
NR       BBB         $2,765     Guam Power Authority, 5.25%, 10/1/23                                                   $  2,382,103
A        BBB+         2,610     Massachusetts Municipal Wholesale Electric Company, 6.00%, 7/1/18                         2,555,843
A        BBB+         5,560     Massachusetts Municipal Wholesale Electric Company, 6.625%, 7/1/18                        5,747,205
A        BBB+         3,500     Massachusetts Municipal Wholesale Electric Company, 6.75%, 7/1/11                         3,664,010
Baa1     A-           1,850     Puerto Rico Electric Power Authority, 5.50%, 7/1/13                                       1,755,447
Baa1     A-             150     Puerto Rico Electric Power Authority, 5.50%, 7/1/20                                         138,746
NR       NR           1,500     Virgin Islands Water and Power Authority, 7.40%, 7/1/11                                   1,575,314
                                                                                                                       ------------
                                                                                                                       $ 17,818,668
                                                                                                                       ------------
                                WATER & SEWER - 9.8%
NR       NR          $2,075     Massachusetts Industrial Finance Authority, American Hingham Water, 6.60%, 12/1/15     $  2,095,480
A        A           18,620     Massachusetts Water Resources Authority (MWRA), 4.75%, 12/1/23                           15,364,479
A        A            5,000     MWRA, 5.00%, 3/1/22                                                                       4,323,500
A        A            1,500     MWRA, 5.25%, 3/1/13                                                                       1,390,095
A        A            3,915     MWRA, 5.25%, 12/1/15                                                                      3,608,260
NR       NR           2,000     Virgin Islands Water and Power Authority, 7.60%, 1/1/12                                   2,122,760
                                                                                                                       ------------
                                                                                                                       $ 28,904,574
                                                                                                                       ------------
TOTAL TAX-EXEMPT INVESTMENTS (IDENTIFIED COST, $277,979,560)                                                           $295,503,555
                                                                                                                       ============

<F1> The above designated securities have been issued as inverse floater bonds.
<F2> Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 7.3% of total investments.

                       See notes to financial statements

------------------------------------------------------------------------------
                        Massachusetts Tax Free Portfolio
                              Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

-----------------------------------------------------------------------------
                               September 30, 1995
-----------------------------------------------------------------------------

ASSETS:
   Investments-
      Identified cost                                            $277,979,560
      Unrealized appreciation                                      17,523,995
                                                                 ------------
   Total investments, at value (Note 1A)                         $295,503,555
   Cash                                                                 6,632
   Receivable for investments sold                                 13,030,253
   Interest receivable                                              5,219,546
   Deferred organization expenses (Note 1D)                            12,432
                                                                 ------------
         Total assets                                            $313,772,418
                                                                 ------------

LIABILITIES:
   Demand note payable (Note 5)               $2,018,000
   Payable for investments purchased           9,507,914
   Payable for daily variation margin
     on open financial futures contracts
    (Note 1E)                                     61,875
   Payable to affiliates-
      Trustees' fees                               4,126
      Custodian fee                                4,381
   Accrued expenses                                5,875
                                              ----------
         Total liabilities                                       $ 11,602,171
                                                                 ------------
NET ASSETS applicable to investors'
  interest in Portfolio                                          $302,170,247
                                                                 ============

SOURCES OF NET ASSETS:
   Net proceeds from capital
    contributions and withdrawals                                $284,750,352
   Unrealized appreciation of investments
   and financial futures contracts
   (computed on the basis of identified cost)                      17,419,895
                                                                 ------------

         Total                                                   $302,170,247
                                                                 ============

                       See notes to financial statements

-----------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

-----------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
-----------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest income (Note 1B)                                     $ 19,516,946

   Expenses -
      Investment adviser fee (Note 2)           $  1,383,407
      Compensation of Trustees not members
       of the Investment Adviser's
       organization                                   16,111
      Custodian fee (Note 2)                         135,884
      Legal and accounting services                   30,407
      Amortization of organization expenses
       (Note 1D)                                       5,209
      Miscellaneous                                   91,575
                                                ------------
         Total expenses                         $  1,662,593
      Deduct reduction in custodian fee
        (Note 2)                                      61,501
                                                ------------
            Net expenses                                            1,601,092
                                                                 ------------
               Net investment income                             $ 17,915,854
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized loss -
      Investment transactions
       (identified cost basis)                 $(12,310,806)
      Financial futures contracts                (3,356,628)

            Net realized loss on investments                     $(15,667,434)
   Change in unrealized appreciation
    (depreciation) -
      Investments                              $ 24,470,289
      Financial futures contracts                  (482,875)
                                               ------------
            Net unrealized appreciation of
             investments                                           23,987,414
                                                                 ------------
               Net realized and unrealized
                gain on investments                              $  8,319,980
                                                                 ------------
                  Net increase in net assets
                   from operations                               $ 26,235,834
                                                                 ============

                       See notes to financial statements

------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                                                                   ---------------------------------------------
                                                                                         1995                         1994
                                                                                   ----------------              ---------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations-
      Net investment income                                                            $ 17,915,854                  $ 17,598,654
      Net realized loss on investments                                                  (15,667,434)                   (5,575,616)
      Change in unrealized appreciation (depreciation) of investments                    23,987,414                   (26,955,377)
                                                                                       ------------                  ------------
         Net increase (decrease) in net assets from operation                          $ 26,235,834                  $(14,932,339)
                                                                                       ------------                  ------------
   Capital transactions-
      Contributions                                                                    $ 27,917,577                  $ 73,999,994
      Withdrawals                                                                       (60,522,944)                  (41,140,572)
                                                                                       ------------                  ------------
         Increase (decrease) in net assets resulting from capital transactions         $(32,605,367)                 $ 32,859,422
                                                                                       ------------                  ------------
            Total increase (decrease) in net assets                                    $ (6,369,533)                 $ 17,927,083

NET ASSETS:
   At beginning of year                                                                 308,539,780                   290,612,697
                                                                                       ------------                  ------------
   At end of year                                                                     $302,170,247                   $308,539,780
                                                                                      ============                   ============


------------------------------------------------------------------------------
                               SUPPLEMENTARY DATA
------------------------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                                 -----------------------------
                                                  1995        1994       1993*
                                                 ------      ------     ------
RATIOS (As a percentage of average daily
  net assets):
   Expenses                                       0.56%       0.51%      0.49%+
   Net investment income                          6.00%       5.74%      5.72%+

PORTFOLIO TURNOVER                                  87%         53%        38%

NET ASSETS, end of period (000 omitted):       $302,170    $308,540   $290,613

+  Annualized
* For the period from the start of business, February 1, 1993, to September 30, 1993.


                       See notes to financial statements

------------------------------------------------------------------------------
                         Notes to Financial Statements

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Massachusetts Tax Free Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair market value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

C. INCOME TAXES - The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net taxable (if any) and tax exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS - Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G. OTHER - Investment transactions are
accounted for on a trade date basis.

------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1995, the fee was equivalent to 0.46% of the Portfolio's average net assets for such period and amounted to $1,383,407. Except as to Trustees of the Portfolio who were not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank &Trust Company
(IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Credit balances used to reduce the Portfolio's custodian fee are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended September 30, 1995, no significant amounts have been deferred.

-------------------------------------------------------------------------------
(3) INVESTMENTS

For the year ended September 30, 1995, purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $256,567,304 and $272,646,745, respectively.

-------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned by the Portfolio at September 30, 1995, as computed on a federal income tax basis, are as follows:

   Aggregate cost                              $277,979,560
                                               ============
   Gross unrealized appreciation               $ 17,673,126
   Gross unrealized depreciation                    149,131
                                               ------------
      Net unrealized appreciation              $ 17,523,995
                                               ============

------------------------------------------------------------------------------
(5) LINE OF CREDIT

The Portfolio participates with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. The Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle securities transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a Federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1995, the Portfolio had a balance outstanding pursuant to this line of credit of $2,018,000. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 1995.

------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 1995 is as follows:

     FUTURES CONTRACTS                                                                              NET UNREALIZED
     EXPIRATION DATE                          CONTRACTS                    POSITION                 DEPRECIATION
     12/95                                    45 Municipal Bonds           Short                      $104,100
                                                                                                      ========

At September 30, 1995, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

-------------------------------------------------------------------------------
                          Independent Auditors' Report
-------------------------------------------------------------------------------

TO THE TRUSTEES AND INVESTORS OF
MASSACHUSETTS TAX FREE PORTFOLIO


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Tax Free Portfolio as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended September 30, 1995 and the supplementary data for each of the two years in the period ended September 30, 1995 and for the period from the start of business February 1, 1993 to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Massachusetts Tax Free Portfolio at September 30, 1995, the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                           DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

-------------------------------------------------------------------------------
                             Investment Management

------------------------------------------------------------------------------

FUND        OFFICERS                                 INDEPENDENT TRUSTEES
            THOMAS J. FETTER                         DONALD R. DWIGHT
            President                                President, Dwight Partners, Inc.
            JAMES B. HAWKES                          Chairman, Newspaper of New England, Inc.
            Vice President, Trustee                  SAMUEL L. HAYES, III
            ROBERT B. MACINTOSH                      Jacob H. Schiff Professor of Investment
            Vice President                           Banking, Harvard University Graduate School
            JAMES L. O'CONNOR                        of Business Administration
            Treasurer                                NORTON H. REAMER
            THOMAS OTIS                              President and Director, United Asset
            Secretary                                Management Corporation
                                                     JOHN L. THORNDIKE
                                                     Director, Fiduciary Company Incorporated
                                                     JACK L. TREYNOR
                                                     Investment Adviser and Consultant


PORTFOLIO   OFFICERS                                 INDEPENDENT TRUSTEES
            THOMAS J. FETTER                         DONALD R. DWIGHT
            President                                President, Dwight Partners, Inc.
            JAMES B. HAWKES                          Chairman, Newspaper of New England, Inc.
            Vice President, Trustee                  SAMUEL L. HAYES, III
            ROBERT B. MACINTOSH                      Jacob H. Schiff Professor of Investment
            Vice President and Portfolio Manager     Banking, Harvard University Graduate School
            JAMES L. O'CONNOR                        of Business Administration
            Treasurer                                NORTON H. REAMER
            THOMAS OTIS                              President and Director, United Asset
            Secretary                                Management Corporation
                                                     JOHN L. THORNDIKE
                                                     Director, Fiduciary Company Incorporated
                                                     JACK L. TREYNOR
                                                     Investment Adviser and Consultant


PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

------------------------------------------------------------------------------

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                          EATON VANCE MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                                                          MMBSRC